UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

FORWARD FUNDS

(Exact name of registrant as specified in charter)

101 California Street, Suite 1600

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

J. Alan Reid, Jr., President

Forward Funds

101 California Street, Suite 1600

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

The following are copies of the reports transmitted to shareholders of the Forward Banking and Finance Fund, Forward Emerging Markets Fund, Forward Focus Fund (formerly Forward Legato Fund), Forward Frontier MarketStrat Fund (formerly Forward Frontier Markets Fund), Forward Global Infrastructure Fund, Forward Growth Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Equity Fund, Forward International Fixed Income Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Large Cap Equity Fund, Forward Large Cap Growth Fund, Forward Large Cap Value Fund, Forward Long/Short Credit Analysis Fund, Forward Mortgage Securities Fund, Forward Real Estate Fund, Forward Select Income Fund, Forward Small Cap Equity Fund, Forward SMIDPlus Fund (formerly Forward Small to Mid Cap Fund), Forward Strategic Alternatives Fund, Forward Strategic Realty Fund, Forward Tactical Growth Fund, Forward U.S. Government Money Fund, Forward Aggressive Growth Allocation Fund, Forward Balanced Allocation Fund, Forward Growth & Income Allocation Fund, Forward Growth Allocation Fund, Forward Income & Growth Allocation Fund and Forward Income Allocation Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Annual Report December 31, 2010

Forward Banking and Finance Fund

Forward Emerging Markets Fund

Forward Focus Fund

Forward Growth Fund

Forward International Dividend Fund

Forward International Fixed Income Fund

Forward International Small Companies Fund

Forward Large Cap Equity Fund

Forward Long/Short Credit Analysis Fund

Forward Tactical Growth Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2010

1

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2010 have only underscored the challenges facing investors and advisors today. If you want to preserve and grow assets in today’s volatile, unpredictable global markets, you need to be more nimble and adaptable than ever.

This is why Forward keeps working to deliver fresh thinking, creative investment solutions, and an expanding selection of portfolio building blocks with a strong accent on alternative strategies. We believe that all investors—not just the ultra-wealthy—need access to nontraditional approaches in order to manage the risks of investing today.

Today we offer 35 mutual funds and a variety of separate account strategies across the asset spectrum, many of them embodying alternative thinking. Over the past four years, Forward has launched or acquired a range of mutual funds employing non-traditional strategies, forging a reputation as the alternative mutual fund specialists:

•

Forward Tactical Enhanced Fund, a new long/short equity fund that employs the concept of active market exposure management in seeking to capitalize on both upward and downward market movements. Our Enhanced Fund is a more aggressive version of the Forward Tactical Growth Fund, which aims for capital preservation and has been one of our fastest-growing funds since its introduction in September 2009.

•

Forward Commodity Long/Short Strategy Fund is our newest fund. We believe strongly that, in light of their very low correlation with other major asset classes, commodities can enhance virtually any asset allocation model. One of just three long/short commodities mutual funds existing today, our fund takes a unique approach in targeting specific commodities with the greatest upward or downward momentum.

•

Forward Frontier MarketStrat Fund, which is one of a small handful of mutual funds available in this up-and-coming asset class. We believe frontier markets are the logical next step in diversification for investors who already have exposure to emerging markets.

•

Two of our real estate funds regularly appeared on the Dow Jones, Lipper, and Wall Street Journal “top ten real estate funds” lists in 2010—Forward Strategic Realty Fund, which uses a flexible, value-driven approach to invest in high-quality real estate companies, and the Forward Select Income Fund, which focuses on preferred securities of real estate investment trusts (REITs) and real estate operating companies.

•	Forward International Dividend Fund, which targets both capital appreciation and income by using relative dividend yield to identify well-managed companies.

•	Forward Long/Short Credit Analysis Fund, a total-return strategy that invests on both sides of the tax-free municipal bond market as well as in corporates and Treasuries.

In 2011 we plan to introduce additional strategies in areas such as international fixed income, small-cap equity and emerging market dividends—all designed to help investors cope with the current climate of generally lower returns, higher volatility and higher asset-class correlations.

Our business is one fueled by knowledge and original thinking, which means there are limitless opportunities to add value to the investment process. Forward has steadily built portfolio management

December 31, 2010	2

expertise across the asset spectrum, rounding out our strengths in asset allocation, portfolio construction, risk management and distribution. In the coming year, one of our major initiatives will be creating more channels through which we can share our insights.

But as important as all of these intellectual attributes are, we never forget that their value depends on the quality of the relationships they serve. Every day we strive to be true investment partners dedicated to giving our shareholders and their advisors the choices they will need in order to meet their long-term financial goals. We thank you for your continuing confidence in us.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance.

A fund that invests in exchange-traded funds (“ETFs”) will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

3	December 31, 2010

A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

By investing in a subsidiary organized under the laws of the Cayman Islands, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments, which are generally similar to those that are permitted to be held by the fund. The subsidiary is not registered under the Investment Company Act of 1940.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

© 2011 Forward Funds. All rights reserved.

December 31, 2010	4

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	Jim O’Donnell, CFA* Chief Investment Officer

Dear Shareholder:

The markets endured a mid-year correction which was fueled by uncertainty surrounding an impending November election and was further complicated by sovereign debt concerns impacting a number of European nations. At home in the U.S., the economic recovery continued to experience fits and starts. We wrote in our Semi-Annual Report letter that the markets had to digest the gains they enjoyed in the rebound out of the credit crisis lows. We also felt that many of the political risk factors would resolve themselves in due course.

Following a meaningful mid-year correction, the markets rallied sharply into year end. The second half of the year saw the S&P 500 rally over 10% in the third and fourth quarters. To put the magnitude of this back-to-back move into historical perspective, over the past 30 years (120 calendar quarters), the S&P 500 has seen only 16 calendar quarters in which the index has exceeded 10% gains. It just so happened that two of those rare 16 time periods were in the latter half of 2010. As we exited 2010, bullish sentiment was beginning to become apparent as stock market volatility was subdued. Again, we caution investors that we believe these are unsustainable rates of change.

From a historical perspective, the market carves a zigzag path to its ultimate destination. Long, sustained advances can be punctuated by short, sharp declines that test the mettle of even the most stalwart investors. We believe the market will continue to face concerns surrounding the risks of sovereign and municipal debts. And yet, as economic growth begins to become more established, municipalities and sovereign governments are seeing their tax receipts begin to recover. We continue to see early signs of government deficit improvements as economic activity rebounds and tax receipts begin to rebound.

A new threat has begun to emerge in the form of inflation. Demand for commodities from emerging countries is fueling a large portion of the inflationary pressure. Given this emerging risk factor, we believe it may be a good time to reassess your portfolio asset allocation to ensure you have adequate protection against inflationary forces should they become more pronounced. We also believe asset classes like real estate, commodities and infrastructure display many of the attributes that may help dampen the adverse impact that inflationary forces can have on an asset mix.

In the aftermath of November’s heated election season, campaign-weary legislators and the President came together to enact meaningful extensions to the tax benefits enjoyed by dividend investors. The importance of this move cannot be overstated. Over the next 20 years, roughly 76 million Americans are going to retire from the workforce, and with this shift, investment income will become of increasing importance. Some financial consultants believe that due to the low interest-rate environment, each stock in a client’s asset allocation mix should “carry its own weight” by paying a dividend and contributing to the client’s current income need. This current income dilemma faced by individual investors is also shared by endowments and trusts. Given these acute needs, 2011 may become “the Year of the Dividend.”

5	December 31, 2010

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2010, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2011 Forward Funds. All rights reserved.

December 31, 2010	6

Fund Commentary and Performance

Forward Banking and Finance Fund

As of December 31, 2010

Bank stocks had a bumpy ride through 2010, and bank failures were up 12%, totaling 157 for 2010. Banks also had to adjust to new regulatory hurdles from the Dodd-Frank legislation which threatened future profitability of the bank sector. Yet another challenge in 2010 was the continuation of limited loan growth due to the sluggish economy.

For the year ended December 31, 2010, the Forward Banking and Finance Fund’s Class A shares (without sales load) returned 16.67% and the Fund’s benchmark, the Russell 2000 Index, returned 26.85%.

Declining loan-to-deposit ratios and lower net interest margins impacted banks, and non-performing assets showed improvement. We believe a significant merger and acquisition wave began in 2010, and that the next wave of transactions will evolve from FDIC-assisted deals to more traditional whole-bank M&A. We expect in 2011 that strong banks—or those with excess capital and clean credit quality—will begin acquiring weak targets at deeply discounted prices. Smaller banks may seek to do a merger of equals in order to better take advantage of economies of scale. No matter what type of transaction occurs, we expect consolidation to continue from 2010 into 2011.

We believe thrifts underperformed banks in 2010 as a result of the flood of mutual holding company conversions. This resulted from the uncertainty surrounding the transition of the oversight of the thrift industry from the Office of Thrift Supervision, which had overseen thrifts for the past 20 years, to the Office of the Comptroller of the Currency.

Banks worked through the non-performing loans on their books, but the continued growth of foreclosures added to the inventory of homes for sale. This could potentially become a drag on home prices and lead to a second “leg-down” in the housing crisis.

The overall environment for the small banks in 2010 got incrementally better, but headwinds still existed. As reserve building diminished, the bank sector returned to profitability in the second quarter of 2010 and increased profitability in the third quarter of 2010. We believe the return to profitability helped ease capital stresses and resulted in less risk to investors.

In an environment of sustained elevated levels of unemployment, economic uncertainty, and below average growth rates, we continue to focus our attention on banks with superior credit quality, that are well capitalized, and that are well positioned to gain market share organically or via acquisitions.

7	December 31, 2010

Forward Banking and Finance Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The Russell 2000 Index is composed of the 2000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% investable U.S. equity market. It is not possible to invest directly in an index.

Credit quality informs investors of a bond or bond portfolio’s credit worthiness, or risk of default.

The Dodd-Frank Legislation (named after Senator Christopher J. Dodd and U.S. Representative Barney Frank) increases government oversight of trading in complex financial instruments such as derivatives and restricts the types of proprietary trading activities that financial institutions will be allowed to practice. The Bill was passed with the intent of preventing the collapse of major financial institutions such as Lehman Brothers from happening again.

The Federal Deposit Insurance Corporation (FDIC) is a United States government corporation created by the Glass-Steagall Act of 1933. It provides deposit insurance which guarantees the safety of checking and savings deposits in member banks, currently up to $250,000 per depositor per bank.

A loan-to-deposit ratio is used to assess a bank’s liquidity by dividing the bank’s total loans by its total deposits. If the ratio is too high, it means that banks might not have enough liquidity to cover any unforeseen fund requirements; if the ratio is too low, banks may not be earning as much as they could be.

M&A (mergers and acquisitions) refers to a process by which two companies become one. A merger is when two companies integrate their operations, management, stock, etc., while an acquisition is when one company buys another.

Net interest margin is a measure of the difference between interest income generated by banks or other financial institutions by their lending and interest paid on borrowings (for example, deposits). It is considered analogous to the gross margin of non-financial companies.

Non-performing assets is a classification used by financial institutions that refer to loans that are in jeopardy of default. Once the borrower has failed to make interest or principal payments for 90 days the loan is considered to be a non-performing asset.

A non-performing loan is a loan that is in default or is close to being in default.

The Office of Thrift Supervision (OTS), an agency of the United States Department of the Treasury, is the primary regulator of federal savings associations (sometimes referred to as federal thrifts). Federal savings associations include both federal savings banks and federal savings and loans. The OTS is also responsible for supervising savings and loan holding companies (SLHCs) and some state-chartered institutions.

The Office of the Comptroller of the Currency is a U.S. federal agency that serves to charter, regulate and supervise the national banks and the federal branches and agencies of foreign banks.

December 31, 2010	8

Forward Banking and Finance Fund

Weightings by Industry as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2010

Forward Banking and Finance Fund

Forward Banking and Finance Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class(b)	N/A	N/A	N/A	1.95%	03/16/10

Class A (load adjusted)(c)	9.97%	-7.79%	4.71%	6.06%	02/18/97

Class A (without load)(d)	16.67%	-6.70%	5.33%	6.52%	02/18/97

Class C (with CDSC)(e)	15.05%	-7.28%	4.66%	6.41%	07/01/00

Class C (without CDSC)(f)	16.05%	-7.28%	4.66%	6.41%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to October 20, 1998, the Fund was named the HomeState Select Opportunities Fund and pursued a different objective. Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(f) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(g) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	10

Fund Commentary and Performance

Forward Emerging Markets Fund

As of December 31, 2010

For the year ended December 31, 2010, Forward Emerging Markets Fund’s Institutional Class shares returned 17.12% and the Fund’s benchmark, the MSCI Emerging Markets Index returned 19.20%.

Despite a difficult first half of 2010, emerging markets delivered a very respectable return as measured by the MSCI Emerging Markets Index, and emerging markets easily outperformed the broader MSCI World Index which gained 11.8% in 2010.

Initial concerns about the global economic recovery faded as the year advanced. A market correction in April and May was largely due to the debt crisis in Europe. When the European debt story was better understood, markets gave way to rising optimism and supportive global manufacturing output. The U.S. Federal Reserve’s second quantitative easing program continued to boost investor confidence and risk appetite in the final months of 2010.

The larger BRIC markets (Brazil, Russia, India and China) proved to be a drag on overall emerging market performance as China and Brazil were flat for the year. The dispersion of returns was significant with returns of over 30% in the smaller Latin American markets—Peru, Chile, Argentina and Columbia—and the ASEAN (Association of Southeast Asian Nations) markets. European periphery markets of Hungary and Czech Republic delivered negative returns for the year.

At a sector level, Consumer Discretionary, Consumer Staples, Industrials, Health Care and Materials outperformed the Index. Utilities, Energy and Telecom were the worst performing sectors.

At a regional level, the majority of the Fund’s outperformance was accrued in Latin America, as well as in the South Asian markets of India and Indonesia. Financials and Energy were strong contributors to the Fund’s return. The most challenging regional market proved to be North Asia, where the Fund lost most of its relative performance early in the year due to a value cyclical bias.

The Fund uses the MSCI Emerging Markets e-mini future contract to manage its inflow and outflow and cash balance throughout the year. This portion of the Fund contributed 1.0% to the overall return of the Fund.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

It is not possible to invest directly in an index.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

11	December 31, 2010

Forward Emerging Markets Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	12

Forward Emerging Markets Fund

Forward Emerging Markets Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	16.56%	10.61%	N/A	21.96%	04/09/03

Institutional Class	17.12%	11.05%	16.99%	8.53%	10/04/95

Class M(c)	N/A	N/A	N/A	24.30%	02/01/10

(a) The Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund were reorganized into the Investor and Institutional Class, respectively, of the Forward Global Emerging Markets Fund on September 16, 2004. Performance figures shown for prior periods prior to September 16, 2004 represent performance of the Retail Class and Institutional Class of the Pictet Global Emerging Markets Fund. Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2010

Fund Commentary and Performance

Forward Focus Fund

As of December 31, 2010

As of October 20, 2010, Forward Management, LLC became directly responsible for the management of the Forward Focus Fund, formerly the Forward Legato Fund, replacing the previous sub-advisors, Netols Asset Management, Inc., Riverbridge Partners, LLC and Conestoga Capital Advisors, LLC. The Fund’s primary benchmark also changed to the Russell 2500 Index, and this Index includes more mid-cap companies than the Fund’s previous benchmark, the Russell 2000 Index.

For the year ended December 31, 2010, the Forward Focus Fund’s Class A shares (without sales load) gained 21.55%. As of October 20, 2010, the Fund’s primary benchmark became the Russell 2500 Index. From October 20, 2010 through December 31, 2010, the Russell 2500 Index gained 12.50% and the Fund gained 11.38%. For 2010, the Russell 2000 Index gained 26.85% and the Russell 2500 Index gained 26.71%.

Smaller-cap stocks outperformed the broad U.S. market during 2010. The 26.7% gain of the Russell 2500 Index was well above its historical average and 11.5% ahead of the large-cap S&P 500 Index (15.1%). The outperformance of smaller stocks was punctuated by a sharp move higher in December 2010. The Russell 2500 Index had been up 17.77% through November 30, yet gained an additional 7.59% in December. All sectors demonstrated strong absolute returns with Energy, Technology, Consumer Discretionary and Materials leading, and the Financials and Utilities sectors lagging.

During the first quarter of 2010, the Fund underperformed its previous benchmark, the Russell 2000 Index. The Fund was underweight in the Consumer Discretionary and Financials sectors, which were significant detractors during the quarter. The Fund’s overweighting in Industrials and poor security selection also lowered benchmark-relative returns. The Fund benefited from superior security selection in the Materials sector, though it was not enough to overcome the underperformance elsewhere. Positive sector allocation decisions included an underweight in Materials, Telecommunications and Utilities.

During the second quarter of 2010, the Fund outperformed its benchmark, the Russell 2000 Index. The Fund benefited primarily from security selection during the quarter, with the main drivers of excess return coming from the Health Care and Energy sectors. The Fund carried an overweight in Industrials which helped relative returns, as did an underweight in the Consumer Discretionary sector. Security selection among Information Technology stocks and an underweight in Utilities were the primary detractors during the quarter.

During the last half of the year, the Fund modestly outperformed the Fund’s new benchmark, the Russell 2500 Index. The primary driver of outperformance was stock selection among Industrials and Financials with Technology selection and cash detracting from performance.

While the pace of economic recovery remained slow but consistent, housing posed the main economic risk. The ratio of home values to incomes suggests a further slide in home prices may be due. Rising foreclosures, banking problems, and high unemployment rates intensify these pressures. After the market stumbled in the second quarter of 2010, we pointed out that concerns about Greek debt and a potential double-dip recession were overblown. While not insignificant, the contagion in Greece was much smaller than our U.S. subprime mortgage crisis and was not likely to throw the global economy into another major downturn. The Forward Focus Fund maintained broad sector exposure at year end and remained fully invested to take advantage of the market upturn.

December 31, 2010	14

Forward Focus Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index.

The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the investable U.S. equity market.

The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

It is not possible to invest directly in an index.

Subprime is a classification of borrowers with a tarnished or limited credit history. Lenders will use a credit scoring system to determine which loans a borrower may qualify for. Subprime loans carry more credit risk, and as such, will carry higher interest rates as well.

15	December 31, 2010

Forward Focus Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	16

Forward Focus Fund

Forward Focus Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	21.80%	N/A	17.54%	10/21/08
Institutional Class	22.15%	N/A	5.03%	05/01/08

Class A (load adjusted)(b)	14.61%	3.54%	5.34%	04/01/05

Class A (without load)(c)	21.55%	4.78%	6.43%	04/01/05

(a) Prior to October 20, 2010 the Forward Focus Fund was known as the Forward Legato Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(e) The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as smid cap. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17	December 31, 2010

Fund Commentary and Performance

Forward Growth Fund

As of December 31, 2010

2010 could be broken into three very different phases. The first part of the year was strong, based on the continuing momentum that started in the spring of 2009. The market bounce back stemmed from a change in risk perception and the market’s acknowledgement that the economy had indeed bottomed.

The second part of the year was acknowledgement that after a one-year bull market run with no corrections, the market had indeed risen too far and too fast. With this pause, market participants had time to worry about the sovereign debt crisis in Europe and whether the economic stimulus put in place in 2009 would result in a permanent recovery in the United States. Compounding this was health care reform and the prospect of financial restraints contained in the forthcoming financial reform bill.

The third part of 2010 resumed bull market expansion, spurred by Federal Reserve Chairman Bernanke’s speech introducing a second round of quantitative easing in August. Monetary expansion was rewarded by the equity market as near-term expansion in Gross Domestic Product (GDP) seemed certain based on the Federal Reserve actions. In each of the year’s market phases, various characteristics of portfolio construction and attributes yielded the best results. This made it challenging for portfolio managers to adapt to changing variables and outperform their benchmarks.

For the year ended December 31, 2010, the Forward Growth Fund’s Class A shares (without sales load) returned 27.66% and the Fund’s benchmark, the Russell 2000 Growth Index, returned 29.09%.

We ended the year underweight in the Health Care, Materials and Consumer Staples sectors and overweight in the Technology, Consumer Discretionary and Energy sectors, with Technology having the largest overweight position. This position was predicated on the ongoing belief of the Fund’s sub-advisor, Emerald Mutual Fund Advisers Trust, that enterprise spending budgets will continue to be prioritized toward areas such as on-demand software, intelligent networking, wireless networking, storage and cloud computing.

While we were underweight Health Care, we are becoming more constructive on the sector as we have gained clarity on health care reform, and mid-term elections in the United States are behind us. The sector still faces the headwind of decreased utilization, but this may be moderating as well.

We end the year remaining positive based on expectations for corporate profits and increased merger and acquisition activity, a carryover from 2010. As cash flow adds to the record cash on America’s corporate balance sheets, we believe companies will seek growth by buying market share, customers, and product innovation from their corporate brethren. In addition, companies continued to use cash to transact their buying sprees, which meant present valuations were attractive.

December 31, 2010	18

Forward Growth Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Bull markets are characterized by rising prices for securities.

Investment grade refers to the quality of credit, and indicates that a company or bond has a relatively low risk of default.

M&A (mergers and acquisitions) refers to a process by which two companies become one. A merger is when two companies integrate their operations, management, stock, etc., while an acquisition is when one company buys another.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government).

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

19	December 31, 2010

Forward Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	20

Forward Growth Fund

Forward Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Institutional Class	28.00%	N/A	N/A	21.05%	10/21/08

Class A (load adjusted)(b)	20.30%	2.99%	3.89%	10.06%	10/01/92

Class A (without load)(c)	27.66%	4.22%	4.50%	10.42%	10/01/92

Class C (with CDSC)(d)	25.81%	3.66%	3.89%	1.98%	07/01/00

Class C (without CDSC)(e)	26.81%	3.66%	3.89%	1.98%	07/01/00

(a) As of May 1, 2005, Forward Management became the Investment Advisor and Emerald Mutual Fund Advisers Trust became the Sub-Advisor to the Fund. Prior to May 1, 2005, Emerald Advisors, Inc. was the investment advisor. Prior to July 1, 2001, the Fund was named the HomeState Pennsylvania Growth Fund and focused on a specific geographic region within the U.S. Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

21	December 31, 2010

Fund Commentary and Performance

Forward International Dividend Fund

As of December 31, 2010

Our dividend-driven approach and flexibility to allocate to emerging markets worked well in 2010. Allocations to faster growing regions including Turkey, Indonesia, and Malaysia helped the portfolio, as well as stock selection in Europe, Hong Kong and Singapore. Our preference for companies generating positive free cash flow and better prospects for free cash growth served us well in the second half of the year. Companies generating favorable amounts of free cash allowed for higher cash dividend payments providing the Fund with not only capital appreciation but also a healthy dividend yield.

For the year, the Forward International Dividend Fund’s Investor Class shares returned 17.97% and the Fund’s benchmark, the MSCI All Country World Index ex-USA, returned 11.60%.

International markets, as measured by the Fund’s benchmark, MSCI All Country World Index ex-USA, supported this position rallying 24.98% from July 1 through the end of the year. The Forward International Dividend Fund compared favorably as the Institutional Class shares gained 30.38% for the final six months and 18.30% for 2010 as a whole.

The market contended with two major global risks in 2010: (1) too little growth and deteriorating economies in the developed world, namely the U.S., Europe and Japan, and (2) too much emerging country growth leading to surging inflation, asset bubbles, and spikes in commodity costs. These risks were paramount in China, Brazil, and India.

Japan’s policy makers continue to struggle to find ways to kick-start the economy and end the two-decade-long deflationary trap. In many other developed markets like the U.S., Spain and Australia, housing continued to pose the main risk as the ratio of home values to incomes suggested a further slide in home prices. Rising foreclosures, banking problems and high unemployment rates intensified these pressures. The more significant risk for the global economy, however, was European sovereign debt. Greece and Ireland are effectively insolvent and internal actions to stabilize their finances have caused tremendous hardship on their citizens. Some believe the austerity measures will be too difficult to endure resulting initially in a few peripheral countries breaking away from the euro and ultimately leading to a meltdown of the common currency. While the breaking away of a few countries from the euro is possible, this is a low probability event in our opinion. Moreover, we believe the chances of a total breakup of the eurozone as being very remote.

Along with general market sentiment, we viewed policy moves favorably. The establishment of a permanent European Stability Mechanism showed tremendous commitment, effectively replacing the temporary 750 billion euro facility. New crisis bailout packages appear to be structured better in terms of sharing the burden between tax payers and debt holders. Countries appear to be increasingly like-minded in terms of the importance of prudent public and private finances, and tax and labor codes are increasingly being harmonized.

In Europe and Japan, although the regions have problems, we continued to see opportunities. Our investments based in these countries feature attractive dividend yields, solid earnings growth, and lower valuations. We focused on companies with less financial leverage and a higher proportion of revenues coming from faster growing emerging markets. Emerging market stocks in the portfolio featured companies positioned to benefit from the growing challenge to feed, clothe, and provide transportation for a growing and more affluent consumer population.

December 31, 2010	22

Forward International Dividend Fund

In the emerging markets, the risks were typically of a different type. Many emerging markets, including China, India and Brazil, faced rising inflationary pressures. Policy makers in these countries will likely remain cautious since fragile developed markets could mean temperate exports and moderating economic growth for many emerging economies in 2011.

Clearly, the pace of equity returns registered in the last two quarters of 2010 cannot be maintained indefinitely. With almost universal acknowledgement of improved economic conditions, we believe that 2011 earnings forecasts largely factor into stock prices as a whole. Even in advancing markets, we believe corrections should be expected. In the long term, stock prices are determined by earnings and we view the factors of earnings growth positively.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Effective May 1, 2010, the Forward International Equity Fund was renamed the Forward International Dividend Fund.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index, designed to measure equity market performance in the global developed and emerging markets, excluding the United States. It is not possible to invest directly in an index.

The European Financial Stabilization Mechanism (EFSM) is a comprehensive package of measures designed to preserve financial stability in Europe. European Union (EU) member states facing financial difficulties caused by exceptional circumstances beyond their control may ask for financial assistance from the mechanism. The EFSM should allow the EU to respond in a coordinated, rapid and effective manner. Loans will be managed by the European Central Bank.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government).

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

23	December 31, 2010

Forward International Dividend Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2010

December 31, 2010	24

Forward International Dividend Fund

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Dividend Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	17.97%	2.70%	3.49%	4.65%	10/01/98
Institutional Class	18.30%	N/A	N/A	-6.54%	05/01/07

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund. As of December 1, 2008, the Fund is directly managed by Forward Management, LLC., the Advisor to the Forward Funds. Performance figures and other portfolio data shown for periods prior to December 1, 2008, do not reflect Forward Management’s performance or strategy. Prior to September 1, 2005, the Forward International Equity Fund was known as the Forward Hansberger International Growth Fund. Pictet Asset Management Limited has been the Fund’s sub-advisor since September 1, 2005. From March 6, 2000 through August 31, 2005, Hansberger Global Investors, Inc. was the Fund’s sub-advisor and the Fund’s investment strategy was different. Prior to March 6, 2000, the Fund was managed by a different sub-advisor. Accordingly, performance figures for periods before September 1, 2005 do not reflect the current strategy or the current sub-advisor’s performance.

(b) The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2010

Fund Commentary and Performance

Forward International Fixed Income Fund

As of December 31, 2010

Yields on foreign government bonds slid to rock-bottom levels during the course of the summer. They were impacted by market fears about prospects for economic growth which had been rekindled by signs of the Chinese and U.S. economies slowing down. Also influencing yields were the austerity measures being applied to public-sector spending in Europe. Concerns of a double-dip recession and the ongoing decline in core inflation rates further deferred the likely onset of monetary screws being tightened. The tide turned on sovereign bond markets in autumn. More reassuring economic numbers released in the U.S., China and Germany, coupled with the prospect of a fresh wave of quantitative easing by central banks, dented government bonds, especially those with longer-dated maturities. Investors’ diminishing risk aversion enabled corporates and emerging-market debt to outperform as narrowing spreads and risk premiums helped to offset the uptick in government bond yields. The cost of economic reflationary plans, like qualitative easing, and the bailing-out of banks, which had sent budget deficits spiraling around the globe, remained a major headache for markets. We expect this to remain a major preoccupation for some time to come.

For the year ended December 31, 2010, the Forward International Fixed Income Fund’s Institutional Class shares returned 6.91% and the Fund’s benchmark, a blend of 60% Citigroup World BIG Bond ex-U.S. Index, 20% BofA Merrill Lynch European Currency High Yield Index, and 20% JP Morgan GBI-EM Global Diversified Composite Index, returned 6.87%.

In Europe, the euro slumped and peripheral eurozone countries’ sovereign bonds remained threatened in spite of the rescue packages put together for Greece and Ireland. Another round of rating downgrades on Irish, Greek, Portuguese and Spanish government bonds fanned the flames further. Spreads and risk premiums spiked even though the 27 European Union member states approved revising the Lisbon Treaty to set up a permanent facility guaranteeing financial solidarity. This facility will replace current emergency packages in 2013.

In the U.S., rising U.S. Treasury bond yields reflected markets’ mounting confidence in the sustainability of the economic recovery. However, investors also reacted to the deepening public deficit due to tax breaks being retained against a backdrop of mushrooming debt. In contrast to European efforts to put public-sector finances back onto a healthier footing, the state of affairs in the U.S., warned Moody’s, may become a cause for some concern. Worse still, debt developments of U.S. public authorities and agencies might also be a major issue in 2011.

At the end of the year, the Fund’s asset allocation was 46.1% in global government debt, 27.4% in emerging local debt and 26.5% in European high yield. After having substantially increased our allocation toward risky assets in the last quarter of 2009, we maintained this stance in 2010, with the emerging debt segment ranging from 25.5% to 28% of the portfolio and the European high-yield segment from 23% to 27%. Overall, this asset allocation bias has contributed positively to the Fund’s performance.

All segments generated positive returns during the year ended December 31, 2010. The best performer was emerging debt with approximately 15% gains, followed by European high yield with more than 10% gains, and global government bonds gaining 3. 5%. Credit spreads on high-yield bonds continued to narrow over the year, and the lowest-rated and riskiest paper issued by cyclicals and bonds from borrowers in distressed situations outperformed the market as a whole in 2010. Even with the harsh

December 31, 2010	26

Forward International Fixed Income Fund

economic climate connected to sovereign risk, high-yield bank debt produced the best gains in 2010, followed by the basic Materials and Consumer Cyclicals sectors.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. Investing in lower-rated (“high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD.

As stated in the prospectus, the International Fixed Income Blended Index is a hypothetical index created by Forward Management, which consists of 60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD; 20% BofA Merrill Lynch European Currency High Yield Index Unhedged USD; and 20% JP Morgan GBI-EM Global Diversified Composite Index Unhedged USD. The BofA Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD. The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite Index Unhedged USD is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD.

It is not possible to invest directly in an index.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Moody’s Investors Service (Moody’s) performs financial research and analysis on commercial and government entities. The company also ranks the credit-worthiness of borrowers using a standardized ratings scale.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Sovereign bond is a bond issued by a national government. The term usually refers to bonds issued in foreign currencies.

Sovereign risk is the risk that a foreign central bank will alter its foreign-exchange regulations thereby significantly reducing or completely nullifying the value of foreign-exchange contracts.

27	December 31, 2010

Forward International Fixed Income Fund

Weightings by Region as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	28

Forward International Fixed Income Fund

Forward International Fixed Income Fund

	1 Year	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	6.47%	6.67%	10/05/07

Institutional Class	6.91%	7.01%	10/05/07

Class C (with CDSC)(a)	4.87%	6.30%	10/05/07

Class C (without CDSC)(b)	5.87%	6.30%	10/05/07

(a) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(b) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(c) The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is a market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) The Citigroup World BIG (Broad Investment-Grade) Bond ex-U.S. Index is an unhedged USD market capitalization weighted index that tracks the performance of international fixed rate bonds that have remaining maturities of one year or longer and that are rated BBB-/Baa3, or better, by S&P or Moody’s, respectively. This index excludes the U.S. and is unhedged USD. The International Fixed Income Blended Index is a hypothetical index created by Forward Management, which consists of 60% Citigroup World BIG Bond ex-U.S. Index Unhedged USD, 20% BofA Merrill Lynch European Currency High-Yield Index Unhedged USD, and 20% JP Morgan GBI-EM Global Diversified Composite Index Unhedged USD. The BofA Merrill Lynch European Currency High Yield Index tracks the performance of below investment grade sterling, euro and euro legacy currency denominated bonds of corporate issuers domiciled in countries having an investment grade foreign currency long-term debt rating based on a composite of Moody’s and S&P. This index is unhedged USD.The JPMorgan GBI-EM (Government Bond Index-Emerging Markets) Global Diversified Composite is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds and includes only the countries that give access to their capital market to foreign investors (excludes China, India, and Thailand). The index is market capitalization weighted, with a cap of 10% to any one country. This index is unhedged USD. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

29	December 31, 2010

Fund Commentary and Performance

Forward International Small Companies Fund

As of December 31, 2010

A combination of easy monetary policies and slowly improving growth data underpinned equities throughout 2010. While rising optimism regarding global growth in the coming year drove stock and commodity prices higher in 2010, bond markets were predictably less enthused. The combination of rising growth expectations on the one hand, and still acute concerns over eurozone sovereign debt on the other, creates a finely balanced outlook for markets as of the year end.

Although some regard the foundations of the economic recovery to be fragile as consumer and government debt levels remain high, the outlook for global growth suggested a continuation of the slowly improving upward trend. U.S. employment levels remained a key bellwether for overall investor sentiment and in this regard there was some scope for cautious optimism. U.S. consumption has been supported by a rise in the disposable income of workers enjoying extended overtime payments, as corporations have squeezed maximum productivity from their existing labor force. There were signs that capital spending is now picking up globally, with positive implications for the labor market. Within small businesses, hiring intentions were also rising, a crucial element of overall employment conditions.

For the year ended December 31, 2010, the Forward International Small Companies Fund’s Institutional Class shares returned 21.10% and the Fund’s benchmark, the MSCI EAFE Small Cap Index, returned 22.40%.

Stock selection was a larger factor in the Fund’s return, more than geographic or sector allocation. On the positive side, stock selection strongly outperformed in the UK, where our large exposure to export-led industrial companies was beneficial. In Continental Europe, stock selection was also good, notably from stocks in Italy and Belgium. Much of this relative gain was eroded, however, by poor performance of stocks in Asia ex-Japan, especially Hong Kong, and we also suffered from being underweight in Australia.

Over the year, activity at the stock level saw us continue to reduce established growth companies as we reacted to the ongoing improvement in economic fundamentals. Other “G4” categories—emerging, defensive and cyclical growth stocks—were added to as well. In terms of sectors, the most significant change was the reduction in our exposure to Financials, and the commensurate large increase in Industrial stocks. We also modestly reduced the Consumer Discretionary and Information Technology sectors, and added to Materials and Consumer Staples.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. It is not possible to invest directly in an index.

G4 categories refer to Pictet Asset Management’s analytical framework, which consists of a mix of growth and value stocks.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government).

December 31, 2010	30

Forward International Small Companies Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Weightings by Region as a Percentage of Net Assets as of December 31, 2010

31	December 31, 2010

Forward International Small Companies Fund

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Small Companies Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	20.69%	2.24%	N/A	11.19%	03/05/02

Institutional Class	21.10%	2.59%	6.44%	9.20%	02/07/96

Class A (load adjusted)(b)	13.53%	1.01%	N/A	4.76%	05/02/05

Class A (without load)(c)	20.44%	2.21%	N/A	5.86%	05/02/05

Class M(e)	N/A	N/A	N/A	22.30%	02/01/10

(a) The Retail Class and Institutional Class of the Pictet International Small Companies Fund were reorganized into the Investor and Institutional classes, respectively, of the Forward International Small Companies Fund on December 23, 2003. Performance figures for periods prior to December 23, 2003 represent performance of the respective class of shares of the Pictet International Small Companies Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(e) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	32

Fund Commentary and Performance

Forward Large Cap Equity Fund

As of December 31, 2010

For the year ended December 31, 2010, the Forward Large Cap Equity Fund’s Class A shares (without sales load) returned 13.45% and the Fund’s benchmark, the S&P 500 Index, returned 15.06%.

For the first nine months of the year, the Fund outperformed the S&P 500 Index, due to defensiveness and higher income properties of the dividend-paying portion of the portfolio combined with strong price appreciation of several growth stocks. Several gold-mining stocks also pushed up the return of the Fund relative to the S&P 500 Index through July. The dividend-paying positions muted the market volatility experienced from late spring through the end of summer, but generally dragged on returns when the market switched gears and rallied sharply in the third and fourth quarters. Dissipating worries over the November elections as well as the Federal Reserve’s actions to ease credit (quantitative easing), quelled concerns about a double-dip recession.

Notable sector performance included Health Care and Energy. Health Care stocks suffered throughout 2010 as the lingering overhang of political and payer risks came to the forefront. In addition, large cap pharmaceutical stocks comprising a large proportion of the large cap health care opportunity set were adversely impacted due to looming patent expirations and the threat of generic drugs. The S&P 500 Index’s Energy sector led group performance in the second half of 2010, gaining 37.22%, and the sector was particularly strong in the fourth quarter, rising 20.86%. Our energy stock holdings, which paid healthy dividends, enjoyed strong price appreciation, but failed to keep up in the last three months of the year, registering a 15.70% total return.

The conservative positioning and defensive posture in the second half of the year hurt the Fund in terms of participating fully in the year-end price gain. After the market stumbled in the second quarter of 2010, we pointed out that concerns about Greek debt and a potential double-dip recession were overblown. While not insignificant, the contagion in Greece was much smaller than the U.S. subprime mortgage crisis and we did not believe it was likely to throw the global economy into another major downturn.

If history is any guide, the market carves a zigzag path to its ultimate destination. Long sustained advances can be punctuated by short, sharp declines that test the mettle of even the most stalwart investors. In 2011, we believe the market will continue to face concerns surrounding the risks of inflation, sovereign debts, and public policy, but we should continue to see economic activity expansion and early indications of improvement in government deficits. With this backdrop, we will continue to focus on companies with lower debt levels and a higher proportion of revenues coming from faster growing markets.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Subprime is a classification of borrowers with a tarnished or limited credit history. Lenders will use a credit scoring system to determine which loans a borrower may qualify for. Subprime loans carry more credit risk, and as such, will carry higher interest rates as well.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government).

33	December 31, 2010

Forward Large Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	34

Forward Large Cap Equity Fund

Forward Large Cap Equity Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Institutional Class	13.98%	0.52%	01/31/07

Class A (load adjusted)(a)	6.92%	-0.03%	10/31/06

Class A (without load) (b)	13.45%	1.40%	10/31/06

(a) Includes the effect of the maximum 5.75% sales charge.

(b) Excludes sales charge.

(c) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35	December 31, 2010

Fund Commentary and Performance

Forward Long/Short Credit Analysis Fund

As of December 31, 2010

The year began with a consensus theme of a slowly emerging economic recovery that would produce an inflation-motivated rise in interest rates. We positioned the portfolio to benefit from this scenario, creating long positions in a balance of credit sensitive long municipal bonds and “high-quality” high-yield corporate bonds paired against short positions in primarily short duration U.S. Treasuries and selected corporate credits. This positioned the Fund to benefit from a rising rate, spread tightening, curve flattening environment. This scenario played out for the first four months of 2010 until early May when the markets confronted the prospects of a European bailout of Greece coupled with the now infamous “Flash Crash.”

Our response to these two events was simple and swift. We reduced our short interest rate hedges significantly, thus extending portfolio duration and insulating the portfolio from the costs of the flight-to-quality trade. These portfolio adjustments were well rewarded. Net long corporate credit positions provided good balance, yield and performance and the long municipal positions benefited from the downward trend in rates as well as spread tightening throughout the balance of the year through October. The market made a significant turn, however, in the first week of November as valuations in the municipal bond market took a noticeable downward turn.

For the year ended December 31, 2010, the Forward Long/Short Credit Analysis Fund’s Institutional Class shares returned 4.54% and the Fund’s benchmarks, the Barclays Capital Municipal Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index returned 0.43% and 15.12%, respectively.

While the Fund had reduced exposure both long and short going into November 2010, we were nonetheless caught “under hedged” for the swift move upwards in rates that occurred. We increased hedges and reduced durations to offset the swift markdowns in what long municipal positions were being held. In addition, since we had cash reserves available for just such a selloff, we began to add munis on weakness in the middle of November and through December. In hindsight, these additions were a drag on performance as the market continued to sell off into year end. Our long bias in corporate credit was positive for returns, though because the Fund was underweight, these gains were not enough to make up for the negative performance caused by the overweight in municipals in the final months of the year.

Though the Fund has the ability to utilize derivatives as part of its investment strategy, no derivatives were used during 2010.

Municipal bond mutual fund withdrawals of $24.8 billion over the final nine weeks of 2010 were the largest on record. Our view is that outflows are likely to be more related to market technical factors than to credit worries among municipal issuers, despite the consistent negative headlines regarding the current and future credit quality of state and local governments. It is important to note that unlike 2008, the 4Q10 sell-off in municipals has not coincided with a sell-off in other “risk” assets, namely corporate credit and equities, but instead appears to be targeted to the municipal bond market specifically.

Municipal market interest rates rose almost 100 basis points between October 31 and year end. The 30-year Municipals/U.S. Treasury ratio approached 106%, well beyond the 86% average of the past 30 years. We also have seen numerous examples of non-AAA issuers, particularly in corporate-related industrial revenue credits, where the tax-exempt issues of identical creditors trade at yields that are higher than their taxable securities. We believe these relationships make no fundamental sense; nonetheless, this is the reality of today’s Municipal bond market.

December 31, 2010	36

Forward Long/Short Credit Analysis Fund

Interest rates were a big story outside of the municipal bond market as well. Market rates for 10-year U.S. Treasuries started the year at 3.80%, peaked in April at 4.00% before crashing down as low as 2.38% in October, only to rise to 3.55% by mid-December. Market rates for 10-year U.S. Treasuries finished the year at 3.29%.

The magnitude and swiftness of the rate increase during November and December caught many market participants by surprise. Many factors were at play, and it was no coincidence that the Treasury sell-off began just days after the Federal Reserve formally announced a second round of quantitative easing. This market reaction was a classic buy-the-rumor, sell-the-fact situation.

The corporate credit markets once again turned in strong performance in 2010. High-yield bonds returned over 15% for the year ended December 31, 2010, and the high-grade Barclays Capital U.S. Credit Index posted an 8.47% return for the year despite being down -1.61% during the fourth quarter.

From a supply/demand perspective, 2010 saw $263 billion in high-yield new issues priced, representing net new issuance of $209 billion, shattering prior new issue records. High-grade new issuance was also strong at $910 billion, just shy of the 2009 record of $917 billion. At the same time, the trailing 12-month corporate default rate dropped from a cyclical high of 14.67% in November 2009 to 3.47% in November 2010. This is comparable to the long-run median of 3.72%. Over the course of the year, both high-grade and high-yield spreads tightened upwards of 100 basis points and are now close to historical long-term averages.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. Investing in lower-rated (“high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund. A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, respectively.

The Barclays Capital U.S. Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

The Barclays Capital U.S. Credit Index is a sub index of the Barclays Capital U.S. Government/Credit Index. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

It is not possible to invest directly in an index.

An AAA-credit rating indicates an investment grade security that presents the lowest risk, as measured by Standard & Poor’s.

Flash Crash was the quick drop and recovery in securities prices that occurred on May 6, 2010. Initial reports that the crash was caused by a mistyped order proved to be erroneous, and the causes of the flash crash remain unknown.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

37	December 31, 2010

Forward Long/Short Credit Analysis Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	38

Forward Long/Short Credit Analysis Fund

Forward Long/Short Credit Analysis Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	4.17%	9.48%	05/01/08

Institutional Class	4.54%	9.89%	05/01/08

Class A (load adjusted)(a)(b)	N/A	-11.10%	09/01/10

Class A (without load)(a)(c)	N/A	-5.69%	09/01/10

Class C (with CDSC)(d)	2.52%	12.51%	06/03/09

Class C (without CDSC)(e)	3.50%	12.51%	06/03/09

Class M(a)	N/A	2.73%	02/01/10

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The Barclays Capital Municipal Bond Index covers the USD-denominated long-term, tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(g) The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

39	December 31, 2010

Fund Commentary and Performance

Forward Tactical Growth Fund

As of December 31, 2010

The Forward Tactical Growth Fund completed its first full year in 2010. The Fund invests primarily in a diversified portfolio of derivatives and other instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments include: futures and options on securities, securities indexes and shares of ETFs which represent general asset classes of global markets. The investment process is designed to evaluate potential long and short investments to isolate those securities that we believe are undervalued or overvalued relative to their intrinsic value and may offer the greatest risk-adjusted potential for returns. The Fund seeks to manage risk and enhance excess return while employing the flexibility to be long, short or neutral on the market.

The Fund’s objective is to produce above-average, risk-adjusted returns in any market environment, while exhibiting less downside volatility than the S&P 500 Index. We do this by adjusting our net exposure to equities.

For the year ended December 31, 2010, the Forward Tactical Growth Fund’s Institutional Class shares returned 2.57% and the Fund’s benchmark, the S&P 500 Index, returned 15.06%.

Only derivatives (futures) and ETFs were used in executing our investment strategy in 2010. The performance of the Fund, therefore, is entirely a result of our use of ETFs and derivatives.

The Fund’s return trailed the S&P 500 Index primarily due to reduced equity exposure throughout the first nine months of the year. This decision was made in order to protect the portfolio from potential downside risk. For example, after a 3.60% decline in January 2010, the S&P 500 Index rose into April but then declined more than 13% during May and June, which included the infamous May “Flash Crash.” During April, May and June, equity exposure in the portfolio was substantially reduced. This defensive position was triggered by deterioration in our measures of market valuation, sentiment and momentum.

At midyear, however, our measures of valuation, monetary policy and sentiment improved markedly and in July our momentum models turned positive. We therefore increased equity exposure at midyear. Equity exposure was temporarily reduced during August with a 4.51% decline primarily due to deterioration in our momentum models. Nonetheless, as the market stabilized in September, equity exposure was increased from September through the end of 2010.

A variety of factors contributed to the substantial volatility in the market in 2010. Sovereign debt problems in Greece, Portugal and Spain caused concern that European credit problems would spread to the United States. In the U.S., investors feared the possibility of a double-dip recession as the unemployment rate remained stubbornly high near 10%. As these fears eased in the latter half of the year, investors began to concentrate on better economic statistics, such as positive earnings reports and declining jobless claims. A better-than-expected holiday season for retailers gave the market an added boost at year end.

We also think it is important to note that the Fund was able to achieve its goal of absolute return with only half the equity exposure of the S&P 500 Index benchmark during 2010.

December 31, 2010	40

Forward Tactical Growth Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. A fund that invests in Exchange Traded Funds (ETFs) will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies. It is not possible to invest directly in an index.

Flash Crash was the quick drop and recovery in securities prices that occurred on May 6, 2010. Initial reports that the crash was caused by a mistyped order proved to be erroneous, and the causes of the Flash Crash remain unknown.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government)

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

41	December 31, 2010

Forward Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	42

Forward Tactical Growth Fund

Forward Tactical Growth Fund

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	2.22%	3.87%	09/14/09
Institutional Class	2.57%	4.20%	09/14/09

Class A (load adjusted)(a)(b)	N/A	-5.76%	03/12/10

Class A (without load)(c)	N/A	0.00%	03/12/10

Class C (with CDSC)(d)	0.60%	3.26%	09/14/09

Class C (without CDSC)(e)	1.60%	3.26%	09/14/09

Class M(a)	N/A	3.09%	02/01/10

(a) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

(f) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

43	December 31, 2010

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2010. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, 2010 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2010	44

Disclosure of Fund Expenses (Unaudited)

For the Six Months December 31, 2010

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD BANKING AND FINANCE FUND
Investor Class
Actual	$1,000.00	$1,090.00	1.89%	$9.96

Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60
Class A
Actual	$1,000.00	$1,144.80	1.95%	$10.54

Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class C
Actual	$1,000.00	$1,141.80	2.50%	$13.50

Hypothetical	$1,000.00	$1,012.60	2.50%	$12.68

45	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,281.90	1.79%	$10.30

Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Institutional Class
Actual	$1,000.00	$1,284.50	1.39%	$8.00

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Class M
Actual	$1,000.00	$1,284.40	1.39%	$8.00

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

FORWARD FOCUS FUND
Investor Class
Actual	$1,000.00	$1,251.40	1.58%	$8.97

Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Class
Actual	$1,000.00	$1,253.50	1.23%	$6.99

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class A
Actual	$1,000.00	$1,250.20	1.73%	$9.81

Hypothetical	$1,000.00	$1,016.48	1.73%	$8.79

FORWARD GROWTH FUND
Institutional Class
Actual	$1,000.00	$1,317.00	0.99%	$5.78

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$1,314.90	1.29%	$7.53

Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56
Class C
Actual	$1,000.00	$1,311.80	1.94%	$11.30

Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

FORWARD INTERNATIONAL DIVIDEND FUND
Investor Class
Actual	$1,000.00	$1,300.90	1.58%	$9.16

Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

December 31, 2010	46

Disclosure of Fund Expenses (Unaudited)

For the Six Months December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD INTERNATIONAL DIVIDEND FUND
Institutional Class
Actual	$1,000.00	$1,303.80	1.23%	$7.14

Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

FORWARD INTERNATIONAL FIXED INCOME FUND
Investor Class
Actual	$1,000.00	$1,120.70	1.39%	$7.43

Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Institutional Class
Actual	$1,000.00	$1,123.30	0.99%	$5.30

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class C
Actual	$1,000.00	$1,118.10	1.94%	$10.36

Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

FORWARD INTERNATIONAL SMALL COMPANIES FUND
Investor Class
Actual	$1,000.00	$1,311.60	1.63%	$9.50

Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29
Institutional Class
Actual	$1,000.00	$1,313.60	1.28%	$7.46

Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51
Class A
Actual	$1,000.00	$1,310.00	1.78%	$10.36

Hypothetical	$1,000.00	$1,016.23	1.78%	$9.05
Class M
Actual	$1,000.00	$1,313.60	1.28%	$7.46

Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

FORWARD LARGE CAP EQUITY FUND
Institutional Class
Actual	$1,000.00	$1,216.60	0.99%	$5.53

Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class A
Actual	$1,000.00	$1,213.90	1.49%	$8.31

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58

47	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
Investor Class
Actual	$1,000.00	$996.20	1.99%	$10.01

Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11
Institutional Class
Actual	$1,000.00	$998.00	1.64%	$8.26

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34
Class A(c)
Actual	$1,000.00	$943.10	2.14%	$6.84

Hypothetical	$1,000.00	$1,014.42	2.14%	$10.87
Class C
Actual	$1,000.00	$993.20	2.59%	$13.01

Hypothetical	$1,000.00	$1,012.15	2.59%	$13.14
Class M
Actual	$1,000.00	$998.00	1.64%	$8.26

Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

FORWARD TACTICAL GROWTH FUND
Investor Class
Actual	$1,000.00	$1,038.00	1.84%	$9.45

Hypothetical	$1,000.00	$1,015.93	1.84%	$9.35
Institutional Class
Actual	$1,000.00	$1,039.80	1.49%	$7.66

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Class A
Actual	$1,000.00	$1,037.20	2.01%	$10.32

Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21
Class C
Actual	$1,000.00	$1,034.90	2.45%	$12.57

Hypothetical	$1,000.00	$1,012.85	2.45%	$12.43
Class M
Actual	$1,000.00	$1,039.80	1.50%	$7.71

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

(c) The Forward Long/Short Credit Analysis Fund began offering Class A shares on September 1, 2010.

December 31, 2010	48

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund

Shares	Value (Note 2)

COMMON STOCKS: 98.58%
Financial Services: 98.58%

Asset Management & Custodian: 3.00%

4,580	Affiliated Managers Group, Inc.(a)	$454,428

51,880	Envestnet, Inc.(a)	885,072

		1,339,500

Banks: Diversified: 70.07%

9,687	American Business Bank(a)	237,332

14,116	Ameris Bancorp(a)	148,783

10,260	Arrow Financial Corp.	282,253

74,420	Bancorp, Inc.(a)	756,851

25,386	Bank of Marin Bancorp	888,510

40,184	Bank of The Ozarks, Inc.	1,741,975

4,633	Bar Harbor Bankshares	135,191

12,180	Bryn Mawr Bank Corp.	212,541

27,110	California United Bank(a)	334,809

8,186	Camden National Corp.	296,579

60,020	Cardinal Financial Corp.	698,033

28,050	Carolina Trust Bank(a)	96,773

99,750	CenterState Banks, Inc.	790,020

7,070	Citizens Financial Services, Inc.	271,311

39,343	Columbia Banking System, Inc.	828,564

9,490	Community Bank System, Inc.	263,537

24,650	CVB Financial Corp.	213,716

40,735	Danvers Bancorp, Inc.	719,787

33,112	Eagle Bancorp, Inc.(a)	477,806

35,210	East West Bancorp, Inc.	688,356

22,316	Enterprise Financial Services Corp.	233,425

14,050	Evans Bancorp, Inc.	199,510

8,800	Financial Institutions, Inc.	166,936

91,000	First California Financial Group, Inc.(a)	254,800

3,371	First Citizens BancShares, Inc., Class A	637,288

28,866	First Financial Bancorp	533,444

14,100	First Financial Bankshares, Inc.	721,638

12,254	First Horizon National Corp.(a)	144,352

31,450	First of Long Island Corp.	909,220

24,904	FirstMerit Corp.	492,850

Shares	Value (Note 2)

17,500	F.N.B. Corp.	$171,850

13,718	Fulton Financial Corp.	141,844

102,490	Guaranty Bancorp(a)	144,511

8,756	Hancock Holding Co.	305,234

11,220	Home BancShares, Inc.	247,177

18,533	HopFed Bancorp, Inc.	166,426

21,632	Horizon Bancorp	578,656

3,797	Hudson Valley Holding Corp.	94,014

21,234	IBERIABANK Corp.	1,255,566

20,300	Independent Bank Corp.	549,115

30,063	Lakeland Financial Corp.	645,152

14,566	MidSouth Bancorp, Inc.	223,734

23,840	MidWestOne Financial Group, Inc.	360,222

6,320	NBT Bancorp, Inc.	152,628

11,100	Oriental Financial Group, Inc.	138,639

30,680	Orrstown Financial Services, Inc.	840,939

27,490	Pacific Premier Bancorp, Inc.(a)	172,912

70,850	Park Sterling Corp.(a)	436,436

32,580	Pinnacle Financial Partners, Inc.(a)	442,436

26,190	Prosperity Bancshares, Inc.	1,028,743

12,433	Sandy Spring Bancorp, Inc.	229,140

12,740	SCBT Financial Corp.	417,235

31,709	Signature Bank(a)	1,585,449

13,866	Southern National Bancorp of Virginia, Inc.(a)	105,382

6,281	Southside Bancshares, Inc.	132,341

21,150	Southwest Bancorp, Inc.(a)	262,260

8,933	Sterling Bancorp	93,529

40,776	Susquehanna Bancshares, Inc.	394,712

11,858	SVB Financial Group(a)	629,067

70,037	Texas Capital Bancshares, Inc.(a)	1,489,686

8,520	Tompkins Financial Corp.	333,643

11,976	Tower Bancorp, Inc.	263,951

36,593	ViewPoint Financial Group	427,772

48,679	VIST Financial Corp.	346,108

See Notes to Financial Statements	49	December 31, 2010

Portfolio of Investments (Note 10)

Forward Banking and Finance Fund

Shares	Value (Note 2)

Banks: Diversified (continued): 70.07%

21,703	Washington Banking Co.	$297,548

96,007	Western Alliance Bancorp(a)	706,612

32,860	Wintrust Financial Corp.	1,085,366

		31,272,225

Banks: Savings, Thrift & Mortgage: 6.83%

10,630	Berkshire Hills Bancorp, Inc.	234,923

22,635	Capitol Federal Financial, Inc.	269,583

22,900	Dime Community Bancshares, Inc.	334,111

23,330	First Niagara Financial Group, Inc.	326,153

12,500	Flushing Financial Corp.	175,000

25,950	Heritage Financial Corp.(a)	361,224

5,030	OceanFirst Financial Corp.	64,736

20,800	Teche Holding Co.	722,800

9,530	Territorial Bancorp, Inc.	189,742

21,940	Washington Federal, Inc.	371,225

		3,049,497

Commercial Finance & Mortgage: 0.95%

42,210	Walker & Dunlop, Inc.(a)	425,899

Diversified Financial Services: 3.78%

4,540	Greenhill & Co., Inc.	370,827

4,659	LPL Investment Holdings, Inc.(a)	169,448

11,960	Raymond James Financial, Inc.	391,092

12,174	Stifel Financial Corp.(a)	755,275

		1,686,642

Financial Data & Systems: 2.75%

32,343	Cass Information Systems, Inc.	1,227,093

Insurance: Property-Casualty: 2.05%

3,610	Hanover Insurance Group, Inc.	168,659

72,592	Meadowbrook Insurance Group, Inc.	744,068

		912,727

Real Estate Investment Trusts: 7.85%

25,650	American Campus Communities, Inc.	814,644

55,180	DiamondRock Hospitality Co.(a)	662,160

25,963	DuPont Fabros Technology, Inc.	552,233

Shares	Value (Note 2)

2,150	Entertainment Properties Trust	$99,438

51,955	Hersha Hospitality Trust, Class A	342,903

8,700	National Retail Properties, Inc.	230,550

27,780	Urstadt Biddle Properties, Inc., Class A	540,321

17,650	Whitestone REIT, Class B	261,220

		3,503,469

Securities Brokerage & Service: 1.30%

20,857	KBW, Inc.	582,327

	Total Common Stocks (Cost $33,848,299)	43,999,379

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 2.07%
$925,273	HSBC Bank-New York 0.030%, due 01/03/11	925,273

	Total Short-Term Bank Debt Instruments (Cost $925,273)	925,273

	Total Investments: 100.65% (Cost $34,773,572)	44,924,652

	Net Other Assets and Liabilities: (0.65)%	(292,256)

	Net Assets: 100.00%	$44,632,396

(a) Non-income producing security.

Percentages are stated as a percentage of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

December 31, 2010	50	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

COMMON STOCKS: 75.34%
Brazil: 8.50%

113,100	Aliansce Shopping Centers SA	$933,416

154,112	Banco do Brasil SA	2,916,987

700	Brasil Insurance Participacoes e Administracao SA(a)	834,940

166,248	Brookfield Incorporacoes SA	866,292

25,758	Cia Hering	418,955

151,086	Companhia Vale do Rio Doce	4,414,261

49,200	Drogasil SA	400,120

21,400	MPX Energia SA(a)	339,564

123,826	OGX Petroleo e Gas Participacoes SA(a)	1,491,880

202,927	PDG Realty SA Empreendimentos e Participacoes	1,242,012

60,714	Petroleo Brasileiro SA, ADR	2,297,417

4,900	Totvs SA	498,855

32,543	Vivo Participacoes SA, ADR	1,060,576

		17,715,275

Chile: 0.49%

544,119	Empresa Nacional de Electricidad S.A.	1,019,293

China: 14.20%

2,531,000	Agricultural Bank of China, Class H(a)	1,269,928

194,000	Anhui Conch Cement Co., Ltd., Class H	909,749

5,670,600	Bank of China, Ltd., Class H	2,991,131

711,500	BBMG Corp., Class H	964,802

4,810,210	China Construction Bank Corp.	4,313,396

1,816,000	China Gas Holdings, Ltd.(b)(c)	792,023

262,300	China Mobile, Ltd.	2,605,182

1,038,000	China Unicom, Ltd.	1,484,994

466,000	Citic Pacific, Ltd.	1,211,043

1,340,000	CNOOC, Ltd.	3,178,983

487,000	Comba Telecom Systems Holdings, Ltd.	550,106

36,772	Focus Media Holding, Ltd., ADR(a)	806,410

116,000	Greatview Aseptic Packaging Co., Ltd.(a)	78,947

1,366,000	Lee & Man Paper Manufacturing, Ltd.	1,035,115

1,796,000	Lenovo Group, Ltd.	1,150,689

1,816,000	PetroChina Co., Ltd., Class H	2,373,734

Shares		Value (Note 2)

263,000	Shanghai Industrial Holdings, Ltd.	$1,136,888

7,900	SINA Corp.(a)	543,678

1,281,000	Want Want China Holdings, Ltd.	1,122,325

356,000	Yanzhou Coal Mining Co., Ltd., Class H	1,087,768

		29,606,891

Columbia: 0.48%

29,300	Pacific Rubiales Energy Corp.	994,544

Hong Kong: 1.26%

422,400	AIA Group, Ltd.(a)	1,187,402

365,000	Nine Dragons Paper Holdings, Ltd.	515,606

414,800	Sands China, Ltd.(a)	911,484

		2,614,492

Hungary: 0.15%

3,062	MOL Hungarian Oil and Gas Plc(a)	305,971

India: 4.07%

39,637	ICICI Bank, Ltd., Sponsored ADR	2,007,217

31,864	Infosys Technologies, Ltd., Sponsored ADR	2,424,213

22,325	Larsen & Toubro Ltd., GDR	989,221

35,817	Reliance Industries, Ltd., Sponsored GDR(d)	1,702,024

10,420	State Bank of India, GDR(e)	1,349,390

		8,472,065

Indonesia: 3.83%

668,500	Bank Negara Indonesia Persero Tbk PT	287,507

1,406,500	Harum Energy Tbk PT(a)	1,404,939

149,847	Indo Tambangraya Megah PT	844,033

945,000	Indofood CBP Sukses Makmur Tbk PT(a)	490,330

1,269,500	PT Bank Mandiri Tbk	915,843

2,210,500	PT Borneo Lumbung Energi & Metal Tbk(a)	328,754

18,939,200	PT Bumi Serpong Damai Tbk	1,891,818

720,500	PT Sarana Menara Nusantara(a)	1,035,569

735,812	PT Semen Gresik Persero Tbk	771,745

		7,970,538

See Notes to Financial Statements	51	December 31, 2010

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)
Malaysia: 2.26%

512,400	CIMB Group Holdings Bhd	$1,412,485

284,300	Genting Bhd	1,030,801

379,100	Petronas Chemicals Group Bhd(a)	678,655

137,000	RHB Capital Bhd	387,430

443,100	Tenaga Nasional Bhd	1,202,772

		4,712,143

Mexico: 3.64%

392,670	Empresas ICA SAB de CV(a)	1,001,865

418,614	Genomma Lab Internacional SA de CV, Class B(a)	1,016,198

752,400	Grupo Mexico SAB de CV, Series B	3,097,329

221,700	Urbi Desarrollos Urbanos SAB de CV(a)	520,771

679,100	Wal-Mart de Mexico SAB de CV, Series V	1,940,521

		7,576,684

Philippines: 0.47%

5,699,067	Metro Pacific Investments Corp.	506,035

8,100	Philippine Long Distance Telephone Co.	472,207

		978,242

Poland: 0.62%

88,004	Powszechna Kasa Oszczednosci Bank Polski SA	1,288,668

Russia: 6.81%

25,600	CTC Media, Inc.	599,808

5,160,975	IDGC Holding JSC(a)	914,525

21,211	LUKOIL, Sponsored ADR	1,198,422

48,059	Magnit OJSC, Sponsored GDR	1,408,129

3,441	Mining and Metallurgical Company Norilsk Nickel	808,635

67,033	Mining and Metallurgical Company Norilsk Nickel JSC, ADR	1,586,671

5,188	NovaTek OAO, Sponsored GDR(e)	619,966

137,645	OAO Gazprom, Sponsored ADR	3,475,536

13,427	OAO LUKOIL	771,381

73,979	OAO Rosneft Oil Co., GDR	529,690

65,081	Raspadskaya OJSC(a)	456,869

199,367	Sberbank of Russia	679,243

45,236	Sistema JSFC, Sponsored GDR(e)	1,127,733

		14,176,608

Shares		Value (Note 2)
South Africa: 4.49%

55,517	AngloGold Ashanti, Ltd., Sponsored ADR	$2,733,102

31,656	Kumba Iron Ore, Ltd.	2,042,323

125,918	MTN Group, Ltd.	2,569,205

38,484	Sasol, Ltd.	2,012,852

		9,357,482

South Korea: 12.49%

10,643	Daelim Industrial Co., Ltd.(a)	1,101,905

21,385	Hyundai Engineering & Construction Co., Ltd.(a)	1,362,355

14,123	Hyundai Motor Co.(a)	2,159,080

37,166	KB Financial Group, Inc.(a)	1,964,895

27,880	Kia Motors Corp.(a)	1,243,042

10,392	Korean Air Lines Co., Ltd.(a)	637,310

3,300	LG Chem, Ltd.(a)	1,136,928

38,270	LG Display Co., Ltd.(a)	1,342,097

11,250	LG Electronics, Inc.(a)	1,169,707

4,723	NHN Corp.(a)	944,683

2,254	POSCO	967,220

8,058	Samsung Electronics Co., Ltd.	6,738,075

36,070	Samsung Heavy Industries Co., Ltd.(a)	1,309,440

34,860	Shinhan Financial Group Co., Ltd.(a)	1,624,896

2,164	Shinsegae Co., Ltd.(a)	1,170,760

7,599	SK Telecom Co., Ltd.	1,161,712

		26,034,105

Taiwan: 9.39%

224,000	Acer, Inc.	692,209

1,509,000	AU Optronics Corp.(a)	1,568,182

279,000	Chipbond Technology Corp.(a)	487,065

349,000	Chunghwa Telecom Co., Ltd.	886,969

1,036,920	Far Eastern Textile, Ltd.	1,756,859

435,000	Formosa Plastics Corp.	1,454,650

1,060,049	Fubon Financial Holding Co., Ltd.	1,454,289

602,360	Hon Hai Precision Industry Co., Ltd.	2,427,495

31,000	HTC Corp.	956,905

344,000	Pegatron Corp.(a)	495,533

255,378	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	3,202,440

December 31, 2010	52	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

Shares		Value (Note 2)

Taiwan (continued): 9.39%

540,000	Unimicron Technology Corp.	$1,051,978

611,236	Wistron Corp.	1,245,260

53,460	Young Fast Optoelectronics Co., Ltd.	510,645

1,820,000	Yuanta Financial Holding Co., Ltd.	1,360,794

		19,551,273

Thailand: 1.73%

250,500	BangkokBankPcl,Non-Voting Depository Receipt	1,221,546

183,700	Kasikornbank Public Co., Ltd.	795,251

94,400	PTT Public Co., Ltd.	1,002,090

8,299,200	Quality Houses Plc	578,150

		3,597,037

Turkey: 0.46%

28,263	BIM Birlesik Magazalar AS	961,016

	Total Common Stocks (Cost $115,617,794)	156,932,327

INVESTMENT HOLDING COMPANIES: 0.02%
Vietnam: 0.02%

26,000	Vietnam Resource Investments Holdings, Ltd.(a)	40,300

	Total Investment Holding Companies (Cost $262,600)	40,300

LOAN PARTICIPATION NOTES: 0.86%
India: 0.86%

201,017	Infrastructure Development Finance Co., Ltd., (Loan Participation Notes issued by UBS AG-London), expiring 11/13/12(a)	820,881

64,276	Tata Iron & Steel Co., Ltd. (Loan Participation Notes issued by UBS AG - London), expiring 01/11/13(a)	978,048

		1,798,929

	Total Loan Participation Notes (Cost $1,581,614)	1,798,929

Shares		Value (Note 2)

PREFERRED STOCKS: 6.30%
Brazil: 5.15%

40,500	Bradespar SA, Preferred Shares	$1,056,904

42,249	Itau Unibanco Holding SA, ADR, Preferred Shares(a)(c)(d)	1,014,398

11,200	Itau Unibanco Holding SA, Preferred Shares	268,463

83,557	Itau Unibanco Holding SA, Sponsored ADR, Preferred Shares	2,006,204

119,980	Petroleo Brasileiro SA, Sponsored ADR, Preferred Shares	4,099,716

75,384	Vale SA, ADR, Preferred Shares	2,278,104

		10,723,789

Russia: 1.15%

923,090	Sberbank, Preferred Shares	2,400,034

	Total Preferred Stocks (Cost $9,834,030)	13,123,823

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 10.00%
$20,826,049	Citibank-New York 0.030%, 01/03/11	20,826,049

	Total Short-Term Bank Debt Instruments (Cost $20,826,049)	20,826,049

	Total Investments: 92.52% (Cost $148,122,087)	192,721,428

	Net Other Assets and Liabilities: 7.48%	15,584,778

	Net Assets: 100.00%	$208,306,206

See Notes to Financial Statements	53	December 31, 2010

Portfolio of Investments (Note 10)

Forward Emerging Markets Fund

FUTURES CONTRACTS

At December 31, 2010, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
E-Mini MSCI Emerging Markets Index Future	Long	608	03/21/11	$35,139,360	$961,720
				$35,139,360	$961,720

(a) Non-income producing security.

(b) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(c) Fair valued security under procedures established by the Fund’s Board of Trustees.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,716,422, representing 1.30% of net assets.

(e) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $3,097,089 representing 1.49% of net assets.

Percentages are stated as a percent of net assets.

Security determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid security is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
10/26/10	China Gas Holdings, Ltd.(c)	$1,011,355	$792,023	0.38%

Investment Abbreviations:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

MSCI — Morgan Stanley Capital International

December 31, 2010	54	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Focus Fund

Shares		Value (Note 2)

COMMON STOCKS: 95.09%
Consumer Discretionary: 8.45%

7,700	Steiner Leisure, Ltd.(a)	$359,590

7,400	Tiffany & Co.	460,798

7,322	Weyco Group, Inc.	179,316

		999,704

Consumer Staples: 3.56%

8,000	McCormick & Co., Inc	372,240

5,000	Rocky Mountain Chocolate Factory, Inc.	48,300

		420,540

Energy: 5.10%

1,126	CARBO Ceramics, Inc.	116,586

13,450	World Fuel Services Corp.	486,352

		602,938

Financials: 6.46%

6,000	City National Corp.	368,160

12,100	Raymond James Financial, Inc.	395,670

		763,830

Health Care: 12.62%

16,745	Bio-Reference Labs, Inc.(a)	371,404

6,000	Genoptix, Inc.(a)	114,120

2,305	Quality Systems, Inc.	160,935

5,930	Techne Corp.	389,423

6,600	Varian Medical Systems, Inc.(a)	457,248

		1,493,130

Industrials: 31.89%(b)

9,175	Advisory Board Co.(a)	437,005

4,215	American Science & Engineering, Inc.	359,244

10,000	Dynamic Materials Corp.	225,700

5,000	Expeditors International of Washington, Inc.	273,000

32,900	Houston Wire & Cable Co.	442,176

20,200	John Bean Technologies Corp.	406,626

5,525	Nordson Corp.	507,637

13,400	Robert Half International, Inc.	410,040

15,054	Rollins, Inc.	297,317

3,000	W.W. Grainger, Inc.	414,330

		3,773,075

Shares		Value (Note 2)

Information Technology: 14.62%

6,000	Anixter International, Inc.	$358,380

7,500	ARM Holdings Plc, Sponsored ADR	155,625

17,800	Broadridge Financial Solutions, Inc.	390,354

4,200	FactSet Research Systems, Inc.	393,792

9,850	MICROS Systems, Inc.(a)	432,021

		1,730,172

Materials: 12.39%

7,000	Albemarle Corp.	390,459

11,200	Bemis Co., Inc.	365,792

4,082	Martin Marietta Materials, Inc.	376,524

6,550	Scotts Miracle-Gro Co., Class A	332,545

		1,465,320

	Total Common Stocks (Cost $9,703,578)	11,248,709

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 4.98%
$589,292	Citibank-New York 0.030%, due 01/03/11	589,292

	Total Short-Term Bank Debt Instruments (Cost $589,292)	589,292

	Total Investments: 100.07% (Cost $10,292,870)	11,838,001

	Net Other Assets and Liabilities: (0.07)%	(8,778)

	Net Assets: 100.00%	$11,829,223

(a) Non-income producing security.

(b) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

See Notes to Financial Statements	55	December 31, 2010

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.99%
Consumer Discretionary: 19.60%

36,179	BJ’s Restaurants, Inc.(a)	$1,281,822

130,480	Bluegreen Corp.(a)	420,146

53,891	Body Central Corp.(a)	769,025

91,151	Cost Plus, Inc.(a)	884,164

72,511	Crocs, Inc.(a)	1,241,388

47,310	Finish Line, Inc., Class A	813,259

31,784	G-III Apparel Group, Ltd.(a)	1,117,208

50,240	GSI Commerce, Inc.(a)	1,165,568

58,124	Hibbett Sports, Inc.(a)	2,144,775

33,923	Maidenform Brands, Inc.(a)	806,350

62,957	McCormick & Schmick’s Seafood Restaurants, Inc.(a)	572,279

26,862	Monro Muffler Brake, Inc.	929,157

29,324	NutriSystem, Inc.(b)	616,684

8,750	Polaris Industries, Inc.	682,675

103,123	Shuffle Master, Inc.(a)	1,180,758

21,362	Tempur-Pedic International, Inc.(a)	855,762

90,971	Texas Roadhouse, Inc., Class A(a)	1,561,972

36,201	Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,230,834

8,447	Vitamin Shoppe, Inc.(a)	284,157

29,654	Warnaco Group, Inc.(a)	1,633,045

36,610	WESCO International, Inc.(a)	1,933,008

84,927	Wet Seal, Inc., Class A(a)	314,230

		22,438,266

Consumer Staples: 1.96%

40,637	Diamond Foods, Inc.	2,161,076

2,110	Fresh Market, Inc.(a)	86,932

		2,248,008

Energy: 6.10%

55,151	Brigham Exploration Co.(a)	1,502,313

32,148	Clean Energy Fuels Corp.(a)(b)	444,928

20,553	Cloud Peak Energy, Inc.(a)	477,446

61,692	Kodiak Oil & Gas Corp.(a)	407,167

36,191	Northern Oil and Gas, Inc.(a)	984,757

72,032	RPC, Inc.(b)	1,305,220

Shares		Value (Note 2)

15,840	Whiting Petroleum Corp.(a)	$1,856,291

		6,978,122

Financial Services: 6.11%

18,525	Bank of The Ozarks, Inc.	803,059

7,555	Capitol Federal Financial, Inc.	89,980

33,668	Columbia Banking System, Inc.	709,048

71,819	DiamondRock Hospitality Co.(a)	861,828

38,597	DuPont Fabros Technology, Inc.	820,958

12,780	IBERIABANK Corp.	755,681

23,002	Signature Bank(a)	1,150,100

61,068	Texas Capital Bancshares, Inc.(a)	1,298,916

50,662	Walker & Dunlop, Inc.(a)	511,180

		7,000,750

Health Care: 14.81%

83,689	BioMimetic Therapeutics, Inc.(a)	1,062,849

72,786	Bio-Reference Laboratories, Inc.(a)	1,614,393

101,579	BioScrip, Inc.(a)	531,258

84,592	Caliper Life Sciences, Inc.(a)	536,313

24,587	Catalyst Health Solutions, Inc.(a)	1,143,050

80,003	Depomed, Inc.(a)	508,819

61,361	Exact Sciences Corp.(a)	366,939

20,770	HealthSouth Corp.(a)	430,147

96,381	Inspire Pharmaceuticals, Inc.(a)	809,600

35,130	Isis Pharmaceuticals, Inc.(a)	355,516

103,725	Micromet, Inc.(a)	842,247

24,874	Molina Healthcare, Inc.(a)	692,741

37,729	MWI Veterinary Supply, Inc.(a)	2,382,586

59,493	NPS Pharmaceuticals, Inc.(a)	469,995

28,724	PAREXEL International Corp.(a)	609,811

14,272	Pharmasset, Inc.(a)	619,548

9,980	Quality Systems, Inc.	696,804

14,998	Regeneron Pharmaceuticals, Inc.(a)	492,384

10,391	Salix Pharmaceuticals, Ltd.(a)	487,961

8,488	Sirona Dental Systems, Inc.(a)	354,629

8,627	Thoratec Corp.(a)	244,317

December 31, 2010	56	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Growth Fund

Shares		Value (Note 2)
Health Care (continued): 14.81%

62,269	Volcano Corp.(a)	$1,700,566

		16,952,473

Materials & Processing: 5.74%

37,068	Allied Nevada Gold Corp.(a)	975,259

66,024	Horsehead Holding Corp.(a)	860,952

49,806	Kraton Performance Polymers, Inc.(a)	1,541,497

10,292	NewMarket Corp.	1,269,724

19,920	Schweitzer-Mauduit International, Inc.	1,253,366

31,190	Stillwater Mining Co.(a)	665,907

		6,566,705

Producer Durables: 13.48%

38,833	Actuant Corp., Class A	1,033,735

74,333	Air Transport Services Group, Inc.(a)	587,231

24,055	American Superconductor Corp.(a)(b)	687,732

21,257	Esterline Technologies Corp.(a)	1,458,018

44,781	ExlService Holdings, Inc.(a)	961,896

52,838	FARO Technologies, Inc.(a)	1,735,200

4,627	Graham Corp.	92,540

22,723	Hub Group, Inc., Class A(a)	798,486

82,950	Kforce, Inc.(a)	1,342,130

46,380	Korn/Ferry International(a)	1,071,842

6,550	Middleby Corp.(a)	552,951

6,699	Nordson Corp.	615,504

7,274	Robbins & Myers, Inc.	260,264

11,479	Rush Enterprises, Inc., Class A(a)	234,631

18,918	Triumph Group, Inc.	1,691,458

47,073	Tutor Perini Corp.	1,007,833

109,390	Wabash National Corp.(a)	1,296,271

		15,427,722

Technology: 31.19%(c)

27,071	AboveNet, Inc.	1,582,571

26,003	Acme Packet, Inc.(a)	1,382,319

60,220	Aruba Networks, Inc.(a)	1,257,394

39,769	Cavium Networks, Inc.(a)	1,498,496

92,508	DemandTec, Inc.(a)	1,002,787

Shares		Value (Note 2)

32,346	Ebix, Inc.(a)(b)	$765,630

91,843	Entropic Communications, Inc.(a)	1,109,463

35,230	Fortinet, Inc.(a)	1,139,691

11,540	Hittite Microwave Corp.(a)	704,402

42,550	II-VI, Inc.(a)	1,972,618

10,949	Inphi Corp.(a)	219,965

57,986	IPG Photonics Corp.(a)	1,833,517

9,746	LogMeIn, Inc.(a)	432,138

56,137	Microsemi Corp.(a)	1,285,537

57,682	Mindspeed Technologies, Inc.(a)	351,860

34,846	NetLogic Microsystems, Inc.(a)	1,094,513

9,567	QLIK Technologies, Inc.(a)	246,924

52,130	Rackspace Hosting, Inc.(a)(b)	1,637,403

73,407	Radiant Systems, Inc.(a)	1,436,575

51,702	Riverbed Technology, Inc.(a)	1,818,359

19,113	Rovi Corp.(a)	1,185,197

37,932	Rubicon Technology, Inc.(a)	799,607

31,027	SciQuest, Inc.(a)	403,661

63,533	ShoreTel, Inc.(a)	496,193

53,307	Sonic Solutions, Inc.(a)(b)	799,605

32,163	Sourcefire, Inc.(a)	833,987

46,351	SuccessFactors, Inc.(a)	1,342,325

106,271	Support.com, Inc.(a)	688,636

24,872	Taleo Corp., Class A(a)	687,711

76,989	TIBCO Software, Inc.(a)	1,517,453

40,583	Ultimate Software Group, Inc.(a)	1,973,552

14,774	Universal Display Corp.(a)(b)	452,823

17,920	VeriFone Systems, Inc.(a)	690,995

23,929	Viasat, Inc.(a)	1,062,687

		35,706,594

	Total Common Stocks (Cost $74,587,954)	113,318,640

See Notes to Financial Statements	57	December 31, 2010

Portfolio of Investments (Note 10)

Forward Growth Fund

Par Value		Value (Note 2)

SHORT -TERM BANK DEBT INSTRUMENTS: 1.19%
$1,357,840	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/11	$1,357,840

	Total Short-Term Bank Debt Instruments (Cost $1,357,840)	1,357,840

	Total Investments: 100.18% (excluding investments purchased with cash collateral from securities loaned) (Cost $75,945,794)	114,676,480

Shares

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 5.57%
6,378,369	Short-Term Investment Trust, Liquid Assets Portfolio Institutional Class, 0.190% 7 day-yield(d)	6,378,369

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $6,378,369)	6,378,369

	Total Investments: 105.75% (Cost $82,324,163)	121,054,849

	Net Other Assets and Liabilities: (5.75)%	(6,578,956)

	Net Assets: 100.00%	$114,475,893

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(d) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

Percentages are stated as a percent of net assets.

December 31, 2010	58	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.03%
Argentina: 0.90%

4,500	BBVA Banco Frances SA, ADR	$52,200

Australia: 2.10%

39,600	CFS Retail Property Trust	71,285

2,000	Orica, Ltd.	50,935

		122,220

Austria: 1.61%

1,800	Vienna Insurance Group AG	93,556

Belgium: 1.32%

1,200	EVS Broadcast Equipment SA	76,811

Brazil: 6.29%

12,866	BM&F BOVESPA SA	101,765

4,000	Companhia de Bebidas das Americas, ADR	124,120

5,850	Itau Unibanco Holding SA, ADR	140,459

		366,344

Canada: 1.10%

3,000	Shaw Communications, Inc., Class B	64,140

France: 4.30%

2,806	Air Liquide SA, ADR	71,693

2,250	BNP Paribas, ADR	71,888

2,000	Total SA, Sponsored ADR	106,960

		250,541

Hong Kong: 12.13%

25,500	Allied Group, Ltd.	99,732

29,600	BOC Hong Kong Holdings, Ltd.	100,726

180,000	City Telecom HK, Ltd.	130,840

19,000	First Pacific Co., Ltd., Sponsored ADR	85,880

385,000	Prosperity REIT	87,176

67,000	TAI Cheung Holdings, Ltd.	51,029

9,050	VTech Holdings, Ltd.	106,477

63,500	XTEP International Holdings, Ltd.	44,606

		706,466

India: 0.77%

2,300	Bajaj Holdings and Investment, Ltd., Sponsored GDR	44,966

Shares		Value (Note 2)

Indonesia: 6.00%

870,000	BW Plantation Tbk PT	$124,562

275,000	PT AKR Corporindo Tbk	52,802

750,000	PT Astra Graphia Tbk	57,436

225,000	PT Charoen Pokphand Indonesia Tbk	45,949

230,000	PT Mitra Adiperkasa Tbk	68,285

		349,034

Ireland: 5.71%

3,800	Charter International Plc	50,033

10,000	Experian Group, Ltd., Sponsored ADR	124,200

2,547	WPP Group Plc, Sponsored ADR	158,194

		332,427

Italy: 5.91%

11,850	Danieli & Co. Officine Meccaniche SpA	204,591

2,830	Saipem SpA	139,320

		343,911

Japan: 7.91%

8	Inpex Corp.	46,853

2,600	ITOCHU Techno-Solutions Corp.	97,512

14	Kenedix Realty Investment Corp.	65,784

4,000	Komatsu, Ltd.	121,050

5,200	Kuraray Co., Ltd.	74,551

1,600	Santen Pharmaceutical Co., Ltd.	55,573

		461,323

Luxembourg: 1.01%

1,200	Tenaris SA, ADR	58,776

Malaysia: 5.07%

69,000	Axis REIT	53,034

57,000	Genting Malaysia Bhd	62,666

33,000	Hartalega Holdings	57,149

23,000	Malayan Banking Bhd	63,402

40,000	PLUS Expressways Bhd	58,635

		294,886

Nigeria: 0.87%

100,000	Nigerian Breweries Plc	50,724

See Notes to Financial Statements	59	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Shares		Value (Note 2)
Russia: 2.02%

2,050	OAO LUKOIL, Sponsored ADR	$117,301

Singapore: 3.98%

121,000	CSE Global, Ltd.	122,570

12,000	Eng Kah Corp. Bhd	9,729

70,000	Low Keng Huat, Ltd.	25,091

70,000	Portek International, Ltd.	26,181

15,500	Singapore Press Holdings, Ltd.	48,070

		231,641

South Korea: 1.28%

4,000	SK Telecom Co., Ltd., ADR	74,520

Switzerland: 4.39%

520	Lonza Group AG	41,683

2,330	Novartis AG, ADR	137,354

1,300	Syngenta AG, ADR	76,414

		255,451

Taiwan: 3.81%

136,000	Chinatrust Financial Holding Co., Ltd.	99,820

9,713	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	121,801

		221,621

Thailand: 3.24%

59,000	Hana Microelectronics Pcl	48,930

24,000	Siam Commercial Bank Pcl	82,402

53,000	Thai Vegetable Oil Pcl, Non-Voting Depositary Receipt	57,140

		188,472

Turkey: 6.88%

3,495	Anadolu Efes Biracilik Ve Malt Sanayii AS	52,968

39,669	Anadolu Hayat Emeklilik AS	137,711

15,000	Aselsan Elektronik Sanayi Ve Ticaret AS	80,052

7,500	Pinar Sut Mamulleri Sanayii AS	71,648

3,800	Turk Traktor ve Ziraat Makineleri AS	57,837

		400,216

United Kingdom: 7.54%

1,000	Chemring Group Plc	45,276

Shares		Value (Note 2)

2,625	GlaxoSmithKline Plc, Sponsored ADR	$102,953

5,300	Standard Chartered Plc	142,581

1,340	Unilever Plc, Sponsored ADR	41,379

11,695	Vitec Group Plc	106,667

		438,856

Vietnam: 0.89%

14,000	HAGL JSC, GDR(a)(b)(c)	51,800

	Total Common Stocks (Cost $4,309,708)	5,648,203

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 3.06%
$178,200	Citibank-New York 0.030%, 01/03/11	178,220

	Total Short-Term Bank Debt Instruments (Cost $178,220)	178,220

	Total Investments: 100.09% (Cost $4,487,928)	5,826,423

	Net Other Assets and Liabilities: (0.09)%	(5,272)

	Net Assets: 100.00%	$5,821,151

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $51,800 representing 0.89% of net assets.

(b) Non-income producing security.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

REIT — Real Estate Investment Trust

December 31, 2010	60	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Dividend Fund

Security determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid security is as follows:

Date of Purchase	Security	Cost	Market Value	% of Net Assets
11/24/10	HAGL JSC, GDR(a)(b)	$51,800	$51,800	0.89%

See Notes to Financial Statements	61	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS: 64.70%
Australia: 0.30%

	Australian Government, Bonds, Series 124

25,000	5.750%, 05/15/21	AUD	$25,977

	Australian Government, Bonds, Series 217

10,000	6.000%, 02/15/17	AUD	10,533

	Australian Government, Bonds, Series 513

38,000	6.500%, 05/15/13	AUD	40,021

			76,531

Austria: 1.31%

	Republic of Austria, Bonds, Series 97 6

98,000	6.250%, 07/15/27	EUR	170,947

	Republic of Austria, Notes

100,000	3.400%, 10/20/14	EUR	140,769

17,000	4.300%, 07/15/14	EUR	24,634

			336,350

Belgium: 0.40%

	Belgium Government, Bonds, Series 56

75,000	3.500%, 03/28/15	EUR	101,918

Brazil: 2.61%

	Brazil Notas do Tesouro Nacional, Notes, Series F

670,000	10.000%, 01/01/12	BRL	395,665

200,000	10.000%, 01/01/14	BRL	108,031

290,000	10.000%, 01/01/17	BRL	151,538

35,000	10.000%, 01/01/21	BRL	17,631

			672,865

Canada: 0.91%

	Canadian Government, Bonds

35,000	3.750%, 06/01/12	CAD	36,281

78,000	4.000%, 06/01/16	CAD	84,259

30,000	5.000%, 06/01/37	CAD	37,457

30,000	5.000%, 06/01/14	CAD	33,091

Principal Amount		Currency	Value (Note 2)

	Canadian Government, Bonds, Series A55

30,000	8.000%, 06/01/23	CAD	$44,436

			235,524

Colombia: 1.11%

	Colombia Government, Sr. Unsec. Bonds

62,000,000	7.750%, 04/14/21	COP	38,508

	Republic of Colombia, Unsub. Bonds

175,000,000	9.850%, 06/28/27	COP	129,199

170,000,000	12.000%, 10/22/15	COP	118,398

			286,105

Denmark: 0.82%

	Denmark (Kingdom of), Bonds

120,000	4.500%, 11/15/39	DKK	25,864

228,000	5.000%, 11/15/13	DKK	45,037

	Denmark (Kingdom of), Sr. Unsec. Bonds

100,000	3.125%, 03/17/14	EUR	139,435

			210,336

France: 3.14%

	French Government O.A.T., Bonds

75,000	3.500%, 04/25/15	EUR	106,058

80,000	3.750%, 04/25/21	EUR	110,423

20,000	4.000%, 04/25/55	EUR	27,185

250,000	4.250%, 04/25/19	EUR	360,861

40,000	4.500%, 04/25/41	EUR	59,131

	French Government Treasury Notes

100,000	4.500%, 07/12/13	EUR	144,247

			807,905

Germany: 11.86%

	Bundesobligation, Bonds, Series 153

80,000	4.000%, 10/11/13	EUR	115,448

December 31, 2010	62	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Germany (continued): 11.86%

	Bundesrepublik Deutschland, Bonds

100,000	6.250%, 01/04/24	EUR	$175,923

	Bundesrepublik Deutschland, Bonds, Series 02

695,000	5.000%, 07/04/12	EUR	987,885

	Bundesrepublik Deutschland, Bonds, Series 03

100,000	3.750%, 07/04/13	EUR	142,636

	Bundesrepublik Deutschland, Bonds, Series 04

225,000	4.250%, 07/04/14	EUR	329,465

	Bundesrepublik Deutschland, Bonds, Series 06

304,000	3.750%, 01/04/17	EUR	439,764

	Bundesrepublik Deutschland, Bonds, Series 07

136,000	4.250%, 07/04/39	EUR	207,685

	Bundesrepublik Deutschland, Bonds, Series 09

160,000	3.750%, 01/04/19	EUR	229,016

	Bundesrepublik Deutschland, Bonds, Series 86

140,000	6.000%, 06/20/16	EUR	223,405

	Bundesrepublik Deutschland, Bonds, Series 97

110,000	6.500%, 07/04/27	EUR	202,631

			3,053,858

Hungary: 1.75%

	Hungary Government, Bonds, Series 12/C

17,000,000	6.000%, 10/24/12	HUF	80,286

	Hungary Government, Bonds, Series 15/A

54,200,000	8.000%, 02/12/15	HUF	262,400

	Hungary Government, Bonds, Series 20/A

23,000,000	7.500%, 11/12/20	HUF	107,335

			450,021

Principal Amount		Currency	Value (Note 2)
Indonesia: 0.34%

	Indonesia Government, Bonds, Series FR44

300,000,000	10.000%, 09/15/24	IDR	$36,677

	Indonesia Government, Bonds, Series FR45

300,000,000	9.750%, 05/15/37	IDR	33,639

	Indonesia Government, Treasury Bills, Series SP17

160,000,000	Zero Coupon, 05/05/11	IDR	17,450

			87,766

Ireland: 0.20%

	Ireland Government Bonds, Sr. Unsub.

50,000	4.500%, 10/18/18	EUR	51,057

Italy: 2.72%

	Buoni Poliennali Del Tesoro, Bonds

100,000	4.250%, 08/01/13	EUR	137,371

70,000	4.250%, 08/01/14	EUR	96,021

100,000	4.500%, 08/01/18	EUR	134,306

140,000	4.500%, 02/01/20	EUR	185,338

60,000	6.000%, 05/01/31	EUR	86,249

	Italy Buoni Poliennali Del Tesoro, Bonds

30,000	5.000%, 09/01/40	EUR	37,757

15,000	6.500%, 11/01/27	EUR	22,874

			699,916

Japan: 15.31%

	Japan Government, Bonds, Series 21

21,800,000	2.300%, 12/20/35	JPY	285,675

	Japan Government, Bonds, Series 236

44,450,000	1.500%, 12/20/11	JPY	554,441

	Japan Government, Bonds, Series 257

43,500,000	1.300%, 12/20/13	JPY	552,672

See Notes to Financial Statements	63	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Japan (continued): 15.31%

	Japan Government, Bonds, Series 258

39,750,000	1.300%, 03/20/14	JPY	$505,854

	Japan Government, Bonds, Series 274

38,500,000	1.500%, 12/20/15	JPY	499,151

	Japan Government, Bonds, Series 300

56,200,000	1.500%, 03/20/19	JPY	726,127

	Japan Government, Bonds, Series 80

61,800,000	2.100%, 06/20/25	JPY	816,174

			3,940,094

Malaysia: 2.05%

	Malaysian Government, Bonds, Series 0106

200,000	4.262%, 09/15/16	MYR	67,244

	Malaysian Government, Bonds, Series 0207

1,200,000	3.814%, 02/15/17	MYR	394,065

	Malaysian Government, Bonds, Series 0409

100,000	3.741%, 02/27/15	MYR	32,935

	Malaysian Government, Bonds, Series 0902

100,000	4.378%, 11/29/19	MYR	33,417

			527,661

Mexico: 2.58%

	Mexican Bonos, Bonds, Series M

500,000	8.000%, 06/11/20	MXN	43,563

	Mexican Bonos, Bonds, Series M10

1,900,000	8.000%, 12/17/15	MXN	164,377

	Mexican Bonos, Bonds, Series M30

900,000	10.000%, 11/20/36	MXN	90,503

	Mexican Bonos, Bonds, Series MI10

2,800,000	8.000%, 12/19/13	MXN	241,253

Principal Amount		Currency	Value (Note 2)

	Mexican Bonos, Gtd. Bonds, Series M20

1,230,000	10.000%, 12/05/24	MXN	$124,404

			664,100

Netherlands: 0.95%

	Netherlands Government, Bonds

70,000	4.000%, 07/15/16	EUR	102,004

100,000	5.000%, 07/15/12	EUR	142,217

			244,221

Norway: 0.08%

	Norway Government, Bonds

110,000	4.250%, 05/19/17	NOK	19,847

Peru: 0.42%

	Peru Bono Soberano, Bonds

110,000	6.900%, 08/12/37(a)	PEN	40,217

160,000	8.200%, 08/12/26(a)	PEN	67,661

			107,878

Poland: 2.93%

	Poland Government, Bonds, Series 0413

1,040,000	5.250%, 04/25/13	PLN	356,274

	Poland Government, Bonds, Series 0415

200,000	5.500%, 04/25/15	PLN	68,115

	Poland Government, Bonds, Series 1015

200,000	6.250%, 10/24/15	PLN	70,050

	Poland Government, Bonds, Series 1017

680,000	5.250%, 10/25/17	PLN	224,580

	Poland Government, Bonds, Series CPI

106,723	2.750%, 08/25/23	PLN	34,788

			753,807

South Africa: 2.90%

	Republic of South Africa, Bonds, Series R155

133,333	13.000%, 08/31/11	ZAR	21,188

December 31, 2010	64	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
South Africa (continued): 2.90%

	Republic of South Africa, Bonds, Series R157

980,000	13.500%, 09/15/15	ZAR	$184,763

	Republic of South Africa, Bonds, Series R186

1,940,000	10.500%, 12/21/26	ZAR	351,519

	Republic of South Africa, Bonds, Series R201

400,000	8.750%, 12/21/14	ZAR	64,069

	Republic of South Africa, Bonds, Series R203

300,000	8.250%, 09/15/17	ZAR	46,370

	Republic of South Africa, Bonds, Series R204

520,000	8.000%, 12/21/18	ZAR	78,819

			746,728

Spain: 1.13%

	Bonos Y Oblig Del Estado, Bonds

150,000	5.500%, 07/30/17	EUR	206,944

	Spain Government, Bonds

20,000	3.150%, 01/31/16	EUR	25,106

	Spain Government, Sr. Unsub. Bonds

50,000	4.000%, 04/30/20	EUR	60,234

			292,284

Sweden: 0.21%

	Swedish Government, Bonds, Series 1050

360,000	3.000%, 07/12/16	SEK	53,907

Switzerland: 0.17%

	Switzerland Government, Bonds

38,000	3.000%, 05/12/19	CHF	45,261

Thailand: 2.59%

	Thailand Government, Bonds

2,000,000	2.800%, 10/10/17	THB	63,615

4,000,000	4.125%, 11/18/16	THB	137,911

2,000,000	5.000%, 05/26/17	THB	72,220

Principal Amount		Currency	Value (Note 2)

5,000,000	5.250%, 05/12/14	THB	$177,163

5,500,000	5.850%, 03/31/21	THB	215,697

			666,606

Turkey: 2.50%

	Turkey Government, Bonds

400,000	Zero Coupon, 11/16/11	TRL	245,171

100,000	Zero Coupon, 01/25/12	TRL	60,663

50,000	Zero Coupon, 04/25/12	TRL	29,723

38,499	4.500%, 02/11/15	TRL	28,176

70,000	10.500%, 01/15/20	TRL	50,755

200,000	11.000%, 08/06/14	TRL	142,702

120,000	16.000%, 03/07/12	TRL	85,844

			643,034

United Kingdom: 3.41%

	United Kingdom, Treasury Bonds

131,000	3.250%, 12/07/11	GBP	209,319

175,000	4.250%, 12/07/55	GBP	280,751

40,000	4.750%, 03/07/20	GBP	69,007

153,000	5.000%, 09/07/14	GBP	265,552

30,000	5.000%, 03/07/18	GBP	53,149

			877,778

	Total Foreign Government Obligations (Cost $15,361,346)		16,653,358

CORPORATE BONDS: 26.70%
Austria: 1.04%

	PE Paper Escrow GMBH, Sr. Secured Notes

100,000	11.750%, 08/01/14(a)	EUR	153,007

	Raiffeisen Zentralbank Oesterreich AG, Government Gtd. Notes

85,000	2.500%, 05/04/11	EUR	114,093

			267,100

See Notes to Financial Statements	65	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Belgium: 0.48%

	KBC Bank NV, Sub. Notes

100,000	8.000%, Perpetual Maturity(b)	EUR	$124,277

Bermuda: 0.27%

	Central European Media Enterprises, Ltd., Sr. Notes

50,000	11.625%, 09/15/16(a)	EUR	68,486

Croatia: 0.28%

	Agrokor D.D., Sr. Unsec. Euro Medium-Term Notes

50,000	10.000%, 12/07/16(a)	EUR	71,827

Denmark: 0.53%

	ISS Holding AS, Secured Notes

50,000	8.875%, 05/15/16(a)	EUR	69,488

	TUI AG, Sr. Unsec. Notes

50,000	5.125%, 12/10/12(a)	EUR	66,648

			136,136

France: 0.56%

	Rexel SA, Sr. Notes

50,000	8.250%, 12/15/16	EUR	73,510

	Rhodia SA, Sr. Notes

50,000	7.000%, 05/15/18	EUR	70,490

			144,000

Germany: 2.09%

	HeidelbergCement AG, Gtd. Notes

30,000	7.500%, 04/03/20	EUR	41,593

90,000	8.000%, 01/31/17	EUR	128,686

25,000	8.500%, 10/31/19	EUR	36,789

	IKB Deutsche Industriebank AG, Sub. Notes

100,000	4.500%, 07/09/13	EUR	102,896

	KfW, Gtd. Euro Medium-Term Notes

20,000	5.625%, 03/09/17	USD	7,409

	Unitymedia GmbH, Sr. Secured Notes

150,000	9.625%, 12/01/19(a)	EUR	220,992

			538,365

Principal Amount		Currency	Value (Note 2)
Ireland: 1.58%

	Allied Irish Banks Plc, Sub. Notes

50,000	12.500%, 06/25/19	EUR	$17,745

	Ardagh Glass Finance Plc, Sr. Notes

100,000	8.750%, 02/01/20(a)	EUR	132,963

	Ardagh Glass Group Plc, Sr. Unsec. PIK Bonds

52,705	10.750%, 03/01/15(a)	EUR	71,311

	Ono Finance II Plc, Gtd. Bonds

50,000	8.000%, 05/16/14(a)	EUR	57,795

	Smurfit Kappa Acquisitions, Sr. Secured Notes

50,000	7.750%, 11/15/19(a)	EUR	70,825

	Smurfit Kappa Funding Plc, Sr. Sub. Notes

40,000	7.750%, 04/01/15	EUR	54,521

			405,160

Italy: 0.86%

	Banco Popolare SC, Jr. Sub. Bonds

100,000	6.756%, Perpetual Maturity(b)(c)	EUR	100,226

	Lottomatica SpA, Sub. Bonds

50,000	8.250%, 03/31/66(a)(c)	EUR	65,312

	Seat Pagine Gialle SpA, Sr. Secured Notes

50,000	10.500%, 01/31/17(a)	EUR	56,292

			221,830

Jersey: 1.03%

	HBOS Euro Finance LP, Bank Gtd.

190,000	7.627%, Perpetual Maturity(b)(c)	EUR	220,892

	Main Capital Funding II LP, Sub. Notes

50,000	5.750%, Perpetual Maturity(b)	EUR	44,766

			265,658

Luxembourg: 4.67%

	Beverage Packaging Holdings II SA, Sr. Notes

50,000	8.000%, 12/15/16(a)	EUR	67,233

December 31, 2010	66	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Luxembourg (continued): 4.67%

	Beverage Packaging Holdings II SA, Sr. Sub. Notes

150,000	9.500%, 06/15/17(a)	EUR	$205,458

	Cirsa Funding Luxembourg SA, Gtd. Notes

100,000	8.750%, 05/15/18(a)	EUR	137,640

	Codere Finance Luxembourg SA, Sr. Secured Notes

50,000	8.250%, 06/15/15(a)	EUR	66,815

	Fiat Finance & Trade Ltd., SA, Gtd. Notes

50,000	7.625%, 09/15/14	EUR	71,352

	Lighthouse International Co., SA, Sr. Secured Bonds

50,000	8.000%, 04/30/14(a)	EUR	25,056

	RSHB Capital SA for OJSC Russian Agricultural Bank, Secured Notes

13,500,000	7.500%, 03/25/13	RUB	442,052

	Wind Acquisition Finance SA, Sr. Notes

125,000	11.750%, 07/15/17(a)	EUR	186,248

			1,201,854

Netherlands: 5.21%

	ABN Amro Bank NV, Sub. Notes

100,000	4.310%, Perpetual Maturity(b)(c)	EUR	93,543

	Carlson Wagonlit BV, Sr. Secured Notes

100,000	6.795%, 05/01/15(a)(c)	EUR	128,954

	Cemex Finance Europe BV, Gtd. Notes

50,000	4.750%, 03/05/14	EUR	55,791

	Clondalkin Industries BV, Gtd. Notes

55,000	8.000%, 03/15/14(a)	EUR	72,027

	Conti-Gummi Finance BV, Gtd. Notes

150,000	7.500%, 09/15/17(a)	EUR	208,813

Principal Amount		Currency	Value (Note 2)

	ELM BV for Swiss Life Insurance & Pension Group, Gtd. Euro Medium-Term Notes

100,000	5.849%, Perpetual Maturity(b)(c)	EUR	$101,225

	GMAC International Finance BV, Gtd. Notes

100,000	7.500%, 04/21/15	EUR	138,976

	ING Groep NV, Sub. Euro Medium-Term Notes

50,000	4.176%, Perpetual Maturity(b)(c)	EUR	51,782

	ING Verzekeringen NV, Sub. Bonds

100,000	6.250%, 06/21/21(c)	EUR	120,936

	InterXion Holding NV, Sec. Notes

50,000	9.500%, 02/12/17(a)	EUR	70,490

	Magyar Telecom BV, Secured Notes

50,000	9.500%, 12/15/16(a)	EUR	66,815

	New World Resources BV, Sr. Unsec. Notes

50,000	7.375%, 05/15/15(a)	EUR	67,150

	SNS Reaal Groep NV, Jr. Sub. Euro Medium-Term Notes

100,000	6.258%, Perpetual Maturity(b)(c)	EUR	94,127

	Ziggo Bond Co., Sr. Notes

50,000	8.000%, 05/15/18(a)	EUR	69,154

			1,339,783

South Africa: 0.64%

	Consol Glass, Ltd., Gtd. Notes

50,000	7.625%, 04/15/14(a)	EUR	67,484

	Foodcorp, Ltd., Gtd. Notes

70,000	8.875%, 06/15/12(a)	EUR	95,880

			163,364

Spain: 1.29%

	Caixa d’Estalvis de Catalunya, Government Gtd. Notes

100,000	3.000%, 05/07/12	EUR	132,268

See Notes to Financial Statements	67	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Principal Amount		Currency	Value (Note 2)
Spain (continued): 1.29%

	Caja de Ahorros y Monte de Piedad de Madrid, Gtd. Notes

100,000	3.875%, 11/30/13	EUR	$131,280

	Campofrio Food SA, Sr. Notes

50,000	8.250%, 10/31/16(a)	EUR	69,154

			332,702

Sweden: 0.26%

	Stena AB, Sr. Notes

50,000	7.875%, 03/15/20(a)	EUR	68,152

United Kingdom: 3.47%

	CEVA Group Plc, Gtd. Notes

50,000	8.500%, 12/01/14(a)	EUR	62,473

50,000	10.000%, 12/01/16(a)	EUR	61,470

	EC Finance Plc, Gtd. Notes

50,000	9.750%, 08/01/17(a)	EUR	72,495

	Ineos Finance Plc

50,000	9.250%, 05/15/15(a)	EUR	71,325

	Ineos Group Holdings Plc, Gtd. Notes

150,000	7.875%, 02/15/16(a)	EUR	180,402

	Infinis Plc, Sr. Notes

100,000	9.125%, 12/15/14(a)	GBP	165,263

	Kerling Plc, Sr. Secured Notes

50,000	10.625%, 02/01/17(a)	EUR	72,495

	Old Mutual Plc, Jr. Sub. Euro Medium-Term Notes

50,000	5.000%, Perpetual Maturity(b)(c)	EUR	51,114

	TVN Finance Corp., Plc

50,000	10.750%, 11/15/17(a)	EUR	73,831

	Virgin Media Secured Finance, Sr. Secured Notes

50,000	7.000%, 01/15/18	GBP	82,729

			893,597

United States: 2.44%

	American International Group, Inc., Jr. Sub. Notes

100,000	8.000%, 05/22/38(a)(c)	EUR	129,621

Principal Amount		Currency	Value (Note 2)

	American International Group, Inc., Jr. Sub. Notes, Series A3

100,000	4.875%, 03/15/67(c)	EUR	$105,568

	CEDC Finance Corp. International, Inc., Sr. Secured Notes

50,000	8.875%, 12/01/16(a)	EUR	70,323

	Deutsche Postbank Funding Trust IV, Sub. Notes

50,000	5.983%, Perpetual Maturity(b)(c)	EUR	50,112

	Hertz Corp., Gtd. Notes

50,000	7.875%, 01/01/14	EUR	67,818

	Kronos International, Inc., Sr. Secured Bonds

50,000	6.500%, 04/15/13	EUR	67,484

	Travelport LLC, Gtd. Notes

50,000	10.875%, 09/01/16	EUR	68,820

	TRW Automotive, Inc., Gtd. Notes

50,000	6.375%, 03/15/14(a)	EUR	69,488

			629,234

	Total Corporate Bonds (Cost $6,560,733)		6,871,525

CREDIT LINKED NOTES: 2.30%
Indonesia: 2.30%

	Indonesia Government, Bonds, Series FR26

199,000	11.000%, 10/15/14	USD	233,600

	Indonesia Government, Bonds, Series FR45

235,294	11.381%, 05/15/37(c)	USD	237,685

	Indonesia Government, Bonds, Series FR47

110,955	10.000%, 02/17/28	USD	120,081

			591,366

	Total Credit Linked Notes (Cost $481,890)		591,366

December 31, 2010	68	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Par Value		Currency	Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 3.45%
	Brown Brothers Harriman & Co. — Grand Cayman

43,141	0.030%, due 01/03/11	SGD	$33,615

144,646	0.030%, due 01/03/11	ZAR	21,958

20,969	0.030%, due 01/03/11	GBP	32,693

1,540	0.030%, due 01/03/11	CHF	1,646

19,253	0.030%, due 01/03/11	SEK	2,863

10,811	0.030%, due 01/03/11	CAD	10,873

14,050	0.030%, due 01/03/11	AUD	14,371

2,261	0.030%, due 01/03/11	DKK	405

12,680	0.030%, due 01/03/11	NOK	2,173

1,296,003	0.030%, due 01/03/11	JPY	15,962

	Citibank-New York

380,749	0.030%, due 01/03/11	EUR	508,798

	Wells Fargo Bank & Co.-San Francisco

243,350	0.030%, due 01/03/11	USD	243,350

	Total Short-Term Bank Debt Instruments (Cost $877,962)		888,707

	Total Investments: 97.15% (Cost $23,281,931)		25,004,956

	Net Other Assets and Liabilities: 2.85%		733,261

	Net Assets: 100.00%		$25,738,217

(a) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts form registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustee’s. At period end, the aggregate market value of those securities was $3,914,533, representing 15.21% of net assets.

(b) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(c) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

Jr. — Junior

PIK — Payment in-kind

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Unsub. — Unsubordinated

Currency Abbreviations:

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

COP — Colombian Peso

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HUF — Hungarian Forint

IDR — Indonesian Rupiah

JPY — Japanese Yen

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

PEN — Peruvian New Sol

PLN — Polish Zloty

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRL — Turkish Lira

USD — U.S. Dollar

ZAR — South African Rand

See Notes to Financial Statements	69	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2010, the Fund had outstanding foreign currency exchange contract, both to purchase and sell foreign currencies:

Open Forward Foreign Currency Contracts with Unrealized Gains	Purchase/ Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Gain
Brazilian Real	Purchase	43,510	02/02/11	$24,862	$26,020	$1,158
British Pounds	Sale	7,847	01/05/11	12,580	12,233	347
British Pounds	Sale	7,560	01/05/11	12,074	11,787	287
British Pounds	Purchase	13,915	01/05/11	21,479	21,694	215
British Pounds	Sale	14,111	01/05/11	22,142	22,000	142
British Pounds	Purchase	15,046	01/05/11	23,399	23,457	58
British Pounds	Purchase	5,992	01/05/11	9,322	9,342	20
Chilean Pesos	Purchase	3,400,226	02/23/11	7,159	7,233	75
Colombian Pesos	Sale	50,000,000	01/28/11	27,313	26,232	1,082
Euro	Sale	432,000	02/03/11	604,119	577,224	26,895
Euro	Purchase	16,720	01/05/11	22,142	22,343	201
Hungarian Forints	Purchase	4,000,000	02/18/11	18,397	19,126	729
Hungarian Forints	Purchase	3,000,000	02/18/11	13,758	14,344	587
Hungarian Forints	Sale	763,460	02/18/11	3,675	3,650	24
Malaysian Ringgit	Purchase	515,000	01/13/11	164,075	166,856	2,781
Mexican Pesos	Purchase	751,708	01/31/11	60,713	60,730	17
New Russian Ruble	Purchase	900,000	01/14/11	28,590	29,428	838
New Russian Ruble	Purchase	400,000	01/14/11	12,911	13,079	168
New Russian Ruble	Purchase	318,750	01/14/11	10,329	10,422	94
New Russian Ruble	Sale	500,000	01/14/11	16,364	16,349	15
Polish Zloty	Purchase	40,000	01/27/11	12,734	13,488	754
Polish Zloty	Sale	43,000	01/27/11	15,209	14,499	710
Polish Zloty	Purchase	40,000	01/27/11	12,913	13,488	575
Polish Zloty	Sale	11,760	01/27/11	4,149	3,965	184
Turkish Liras	Purchase	40,000	02/25/11	25,425	25,733	307
Total Open Forward Foreign Currency Contracts with Unrealized Gains						$38,263

Open Forward Foreign Currency Contracts with Unrealized Losses	Purchase/ Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Loss
Brazilian Real	Sale	40,000	02/02/11	$23,015	$23,921	$(906)
British Pounds	Purchase	10,162	01/05/11	16,022	15,842	(180)
British Pounds	Purchase	377,055	02/03/11	604,119	587,706	(16,413)
Colombian Pesos	Purchase	145,591,950	01/28/11	79,169	76,382	(2,787)
Euro	Sale	12,000	01/05/11	16,022	16,036	(14)
Euro	Purchase	8,860	01/05/11	12,074	11,840	(234)
Euro	Sale	7,190	01/05/11	9,322	9,608	(286)
Euro	Purchase	9,130	01/05/11	12,580	12,201	(380)
Euro	Sale	17,910	01/05/11	23,399	23,933	(534)
Euro	Sale	16,900	01/05/11	21,479	22,584	(1,105)
Hungarian Forints	Purchase	2,754,280	02/18/11	13,366	13,169	(197)
Hungarian Forints	Sale	6,000,000	02/18/11	28,148	28,689	(540)
Hungarian Forints	Purchase	5,000,000	02/18/11	24,554	23,907	(646)
Mexican Pesos	Sale	100,000	01/31/11	8,070	8,079	(9)

December 31, 2010	70	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Fixed Income Fund

Open Forward Foreign Currency Contracts with Unrealized Losses	Purchase/ Sale Contract	Contracts to Deliver/Receive	Expiration Date	Settlement Value	Current Value	Unrealized Loss
Mexican Pesos	Sale	559,847	01/31/11	$44,717	$45,230	$(513)
New Russian Ruble	Sale	2,371,110	01/14/11	76,437	77,530	(1,093)
Peruvian New Sol	Purchase	1,446	02/17/11	517	514	(3)
Polish Zloty	Sale	10,000	01/27/11	3,306	3,372	(66)
Polish Zloty	Sale	50,000	01/27/11	16,530	16,860	(330)
Polish Zloty	Purchase	39,632	01/27/11	13,738	13,364	(374)
Polish Zloty	Purchase	43,137	01/27/11	14,956	14,546	(410)
South African Rand	Sale	200,000	02/25/11	29,744	30,119	(375)
South African Rand	Sale	56,686	02/25/11	7,933	8,537	(604)
South African Rand	Sale	100,000	02/25/11	14,439	15,060	(621)
South African Rand	Sale	100,000	02/25/11	14,176	15,060	(884)
Thai Bhats	Purchase	790,000	01/14/11	26,228	26,202	(27)
Turkish Liras	Purchase	34,200	02/25/11	22,880	22,001	(878)
Total Open Forward Foreign Currency Contracts with Unrealized Losses						$(30,409)

FUTURES CONTRACTS

At December 31, 2010, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Currency	Value	Unrealized Gain/(Loss)
Euro-Bobl	Short	(2)	03/11/11	EUR	$(317,454)	$(294)
Long Gilt	Long	2	03/30/11	GBP	372,591	(437)
					$55,137	$(731)

See Notes to Financial Statements	71	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.33%
Australia: 4.73%

2,375,416	DUET Group	$4,093,827

3,203,083	Fairfax Media, Ltd.(a)	4,586,550

374,698	Medusa Mining, Ltd.	2,479,566

1,985,519	Mount Gibson Iron, Ltd.(b)	4,305,265

1,055,230	Paladin Energy, Ltd.(b)	5,320,887

875,001	Wotif.com Holdings, Ltd.(a)	4,456,848

		25,242,943

Belgium: 1.72%

42,335	Bekaert NV	4,859,589

68,240	SA D’Ieteren NV	4,304,155

		9,163,744

China: 2.18%

2,664,100	Minth Group, Ltd.(a)	4,373,446

4,467,000	New World Department Store China, Ltd.	3,678,057

5,155,546	Ruinian International, Ltd.	3,575,081

		11,626,584

Denmark: 2.15%

94,898	D/S Norden AS	3,445,083

45,312	Danisco AS	4,142,867

24,271	SimCorp AS	3,894,290

		11,482,240

Finland: 1.12%

96,289	Outotec Oyj	5,949,786

France: 6.58%

739,528	Bull SA(b)	3,369,891

714,638	Havas SA	3,714,861

192,796	Medica SA(b)	3,573,397

44,561	Neopost SA	3,882,481

202,209	Rhodia SA	6,687,788

45,164	Stallergenes SA	3,560,830

88,076	Valeo SA(b)	4,997,992

30,793	Virbac SA	5,349,366

		35,136,606

Shares		Value (Note 2)

Germany: 8.06%

14,245	Bijou Brigitte Modische Accessoires AG	$2,079,652

210,036	GEA Group AG	6,063,938

53,266	Krones AG(b)	3,327,657

42,405	Pfeiffer Vacuum Technology AG	4,946,391

117,987	SGL Carbon SE(a)(b)	4,280,661

175,427	Symrise AG	4,799,845

181,833	Tognum AG	4,752,788

598,805	TUI AG(b)	8,349,966

324,699	Wirecard AG	4,419,253

		43,020,151

Hong Kong: 3.69%

110,704,000	CST Mining Group, Ltd.(b)	2,763,042

3,914,168	Daphne International Holdings, Ltd.	3,666,007

1,166,300	Kingboard Chemical Holdings, Ltd.	6,984,776

4,998,496	Pacific Basin Shipping, Ltd.	3,324,700

10,024,000	VST Holdings, Ltd.(b)	2,953,242

		19,691,767

Ireland: 0.77%

911,977	C&C Group Plc	4,125,242

Italy: 6.75%

832,355	Amplifon SpA	4,154,378

293,873	Ansaldo STS SpA	4,209,799

306,079	Buzzi Unicem SpA	3,492,997

583,763	Davide Campari-Milano SpA	3,799,027

206,276	Indesit Co., SpA	2,213,457

2,351,908	Iren SpA	3,938,023

955,780	Pirelli & C. SpA	7,727,164

150,978	Prysmian SpA	2,572,354

1,713,124	Sorin SpA(b)	3,937,532

		36,044,731

Japan: 21.76%

219,761	Aeon Delight Co., Ltd.	4,328,093

631,961	Akebono Brake Industry Co., Ltd.(a)	4,070,891

125,759	Don Quijote Co., Ltd.	3,830,546

December 31, 2010	72	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)
Japan (continued): 21.76%

185,400	Hitachi High-Technologies Corp.	$4,334,145

393,228	Hitachi Metals, Ltd.	4,722,223

208,507	Hoshizaki Electric Co., Ltd.	3,865,045

112,700	INES Corp.	918,924

291,800	Izumi Co., Ltd.	4,298,470

451,100	JSR Corp.	8,417,496

371,143	JTEKT Corp.	4,379,295

708,800	Keiyo Bank, Ltd.	3,509,516

94,241	Kobayashi Pharmaceutical Co., Ltd.	4,376,014

1,816,988	Nippon Sheet Glass Co., Ltd.	4,901,101

253,320	NOK Corp.	5,279,190

521	Nomura Real Estate Office Fund, Inc.	3,760,389

755,222	Sanken Electric Co., Ltd.	3,330,083

687,571	Sumitomo Heavy Industries, Ltd.	4,420,644

155,900	Sundrug Co., Ltd.	4,547,003

251,504	THK Co., Ltd.	5,783,446

199,300	Tocalo Co., Ltd.	3,846,571

177,800	Tokyo Ohka Kogyo Co., Ltd.	3,827,989

379,949	Toshiba Plant Systems & Services Corp.	5,456,590

64,009	Toyo Tanso Co., Ltd.(a)	3,792,133

208,758	Tsumura & Co.	6,759,758

578,085	Yaskawa Electric Corp.	5,468,275

486,900	Yokogawa Electric Corp.	3,874,090

		116,097,920

Netherlands: 4.32%

181,571	ASM International NV(a)(b)	6,428,613

124,395	CSM NV	4,353,567

57,629	Fugro NV	4,736,124

99,388	Nutreco NV	7,542,454

		23,060,758

Norway: 1.89%

4,137,046	Marine Harvest ASA	4,374,525

252,494	TGS NOPEC Geophysical Co., ASA	5,690,262

		10,064,787

Shares		Value (Note 2)
Singapore: 2.47%

7,280,190	Golden Agri-Resources, Ltd.	$4,538,241

641,900	Venture Corp., Ltd.	4,631,623

3,066,000	Yanlord Land Group, Ltd.	4,013,621

		13,183,485

Spain: 2.01%

248,399	Grifols SA(a)	3,385,765

54,779	Tecnicas Reunidas SA	3,485,497

101,135	Viscofan SA	3,832,786

		10,704,048

Sweden: 1.83%

281,974	Boliden AB	5,731,170

531,092	Meda AB, Class A	4,043,016

		9,774,186

Switzerland: 4.89%

466,059	Clariant AG(b)	9,440,810

10,719	Kuoni Reisen Holding AG	5,207,600

29,985	Partners Group Holding AG	5,689,133

415	Sika AG	910,337

31,862	Sulzer AG	4,855,973

		26,103,853

United Kingdom: 20.41%

1,170,562	BBA Aviation Plc	4,044,224

323,775	Charter International Plc	4,262,987

403,459	Cookson Group Plc(b)	4,142,154

549,239	Daily Mail & General Trust Plc	4,915,235

899,621	EnQuest Plc(b)	1,956,613

475,128	Hochschild Mining Plc	4,740,909

528,331	Homeserve PLC	3,651,530

364,212	Hunting Plc	4,150,904

576,818	IG Group Holdings Plc	4,586,486

1,133,110	Informa Plc	7,198,976

860,447	International Personal Finance Plc	5,151,413

1,027,752	Meggitt Plc	5,928,722

1,032,218	Melrose Plc	5,004,986

693,392	Micro Focus International Plc	4,202,081

See Notes to Financial Statements	73	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Small Companies Fund

Shares		Value (Note 2)

United Kingdom (continued): 20.41%

656,530	Mitchells & Butlers Plc(b)	$3,582,562

1,152,820	Premier Farnell Plc	5,156,596

243,537	Premier Oil Plc(b)	7,404,071

1,142,915	RPS Group Plc	4,105,513

369,387	Spectris Plc	7,550,146

146,167	Spirax-Sarco Engineering Plc	4,407,343

2,107,920	Spirent Communications Plc	4,857,352

775,361	St. James’s Place Capital Plc	3,211,934

1,762,766	William Hill Plc	4,691,365

		108,904,102

	Total Common Stocks (Cost $401,332,140)	519,376,933

PREFERRED STOCKS: 1.17%
Germany: 1.17%

42,198	Fuchs Petrolub AG	6,221,460

	Total Preferred Stocks (Cost $3,239,517)	6,221,460

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.43%
$7,641,069	Citibank-New York 0.030%, 01/03/11	7,641,069

	Total Short-Term Bank Debt Instruments (Cost $7,641,069)	7,641,069

	Total Investments: 99.93% (excluding investments purchased with cash collateral from securities loaned) (Cost $412,212,726)	533,239,462

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 4.77%
25,468,545	Short-Term Investments Trust, Liquid Assets Portfolio Institutional Class, 0.190% 7 day-yield(c)	$25,468,545

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $25,468,545)	25,468,545

	Total Investments: 104.70% (Cost $437,681,271)	558,708,007

	Net Other Assets and Liabilities: (4.70)%	(25,102,189)

	Net Assets: 100.00%	$533,605,818

(a) Security, or portion of security, is currently on loan.

(b) Non-income producing security.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

Percentages are stated as a percent of net assets.

December 31, 2010	74	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 94.20%
Consumer Discretionary: 13.23%

620	AutoZone, Inc.(a)	$169,006

8,900	Ford Motor Co.(a)	149,431

5,200	Las Vegas Sands Corp.(a)	238,940

5,897	McDonald’s Corp.	452,653

990	Nike, Inc., Class B	84,566

960	Nordstrom, Inc.	40,685

2,470	Omnicom Group, Inc.	113,126

5,260	Stanley Black & Decker, Inc.	351,736

1,470	Tiffany & Co.	91,537

1,850	Time Warner Cable, Inc.	122,156

8,640	Time Warner, Inc.	277,948

3,610	VF Corp.	311,110

		2,402,894

Consumer Staples: 9.36%

7,100	Archer-Daniels-Midland Co.	213,568

3,040	Clorox Co.	192,371

3,650	Coca-Cola Co.	240,060

1,540	General Mills, Inc.	54,809

1,100	Mead Johnson Nutrition Co.	68,475

2,050	PepsiCo, Inc.	133,927

6,091	Procter & Gamble Co.	391,833

3,910	Sara Lee Corp.	68,464

6,250	Wal-Mart Stores, Inc.	337,063

		1,700,570

Energy: 8.09%

2,050	Cameron International Corp.(a)	103,997

4,790	Chevron Corp.	437,088

4,030	ConocoPhillips Corp.	274,443

1,300	Devon Energy Corp.	102,063

2,370	Exxon Mobil Corp.	173,294

4,040	Royal Dutch Shell Plc, ADR	269,791

2,880	Southwestern Energy Co.(a)	107,798

		1,468,474

Shares		Value (Note 2)

Financials: 10.10%

3,760	American Express Co.	$161,379

2,740	Berkshire Hathaway, Inc., Class B(a)	219,501

4,240	Charles Schwab Corp.	72,546

4,970	Chubb Corp.	296,412

23,270	Citigroup, Inc.(a)	110,067

4,600	Invesco, Ltd.	110,676

3,230	JPMorgan Chase & Co.	137,017

6,264	MetLife, Inc.	278,372

11,710	NYSE Euronext, Inc.	351,066

4,905	Progressive Corp.	97,462

		1,834,498

Health Care: 10.41%

5,780	Abbott Laboratories	276,920

3,590	Becton, Dickinson and Co.	303,426

1,160	Celgene Corp.(a)	68,603

1,230	Gilead Sciences, Inc.(a)	44,575

2,160	Health Net, Inc.(a)	58,946

4,756	Johnson & Johnson	294,158

2,050	Medtronic, Inc.	76,035

6,385	Merck & Co., Inc.	230,115

16,060	Pfizer, Inc.	281,211

3,630	UnitedHealth Group, Inc.	131,080

1,820	Varian Medical Systems, Inc.(a)	126,090

		1,891,159

Industrials: 13.52%

3,360	3M Co.	289,968

920	Cooper Industries Plc, Class A	53,627

1,225	Cummins, Inc.	134,762

1,480	Deere & Co.	122,914

6,050	Emerson Electric Co.	345,878

2,360	Expeditors International of Washington, Inc.	128,856

3,460	General Dynamics Corp.	245,522

15,880	General Electric Co.	290,446

5,620	Norfolk Southern Corp.	353,048

See Notes to Financial Statements	75	December 31, 2010

Portfolio of Investments (Note 10)

Forward Large Cap Equity Fund

Shares		Value (Note 2)
Industrials (continued): 13.52%

1,850	Rockwell Collins, Inc.	$107,781

6,130	US Airways Group, Inc.(a)	61,361

8,730	Waste Management, Inc.	321,875

		2,456,038

Information Technology: 20.57%

1,300	Akamai Technologies, Inc.(a)	61,165

2,740	Altera Corp.	97,489

665	Apple, Inc.(a)	214,502

5,060	Automatic Data Processing, Inc.	234,177

240	Google, Inc., Class A(a)	142,553

1,710	Hewlett-Packard Co.	71,991

16,410	Intel Corp.	345,102

2,820	International Business Machines Corp.	413,863

8,800	KLA-Tencor Corp.	340,032

5,720	Microchip Technology, Inc.	195,681

15,260	Microsoft Corp.	426,059

2,980	NetApp, Inc.(a)	163,781

2,910	Nuance Communications, Inc.(a)	52,904

4,690	Oracle Corp.	146,797

5,010	QUALCOMM, Inc.	247,945

11,600	Texas Instruments, Inc.	377,001

2,050	VMware, Inc., Class A(a)	182,266

685	Western Digital Corp.(a)	23,222

		3,736,530

Materials: 5.58%

1,400	Agrium, Inc.	128,450

1,225	Barrick Gold Corp.	65,146

890	Cliffs Natural Resources, Inc.	69,429

2,400	MeadWestvaco Corp.	62,784

1,750	Mosaic Co.	133,630

950	Newmont Mining Corp.	58,359

3,440	PPG Industries, Inc.	289,200

3,190	Silver Wheaton Corp.(a)	124,537

6,440	Yamana Gold, Inc.	82,432

		1,013,967

Shares		Value (Note 2)
Telecommunication Services: 3.34%

2,110	American Tower Corp., Class A(a)	$108,960

9,330	AT&T, Inc.	274,116

2,420	Crown Castle International Corp.(a)	106,069

739	Frontier Communications Corp.	7,190

3,080	Verizon Communications, Inc.	110,202

		606,537

	Total Common Stocks (Cost $13,995,996)	17,110,667

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 5.86%

$1,064,849	BB&T Corp.-Winston-Salem 0.030%, due 01/03/11	1,064,849

	Total Short-Term Bank Debt Instruments (Cost $1,064,849)	1,064,849

	Total Investments: 100.06% (Cost $15,060,845)	18,175,516

	Net Other Assets and Liabilities: (0.06)%	(11,112)

	Net Assets: 100.00%	$18,164,404

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

December 31, 2010	76	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS: 150.53%

Arizona: 4.15%

$ 500,000	Pima County Arizona Industrial Development Authority, Revenue Bonds (Industrial Development Tucson Electric Power Co.) 5.750%, 09/01/29(a)	$503,910

1,000,000	Pima County Arizona Industrial Development Authority, Revenue Bonds (Industrial Development Tucson Electric Power Co.), Series A 5.250%, 10/01/40	871,610

5,200,000	Salt Verde, Arizona Financial Corp., Gas Revenue Bonds 5.000%, 12/01/37(a)	4,442,879

1,705,000	University Medical Center Corp., General Obligation, Arizona Hospital Revenue Bonds 5.000%, 07/01/35(a)	1,503,503

		7,321,902

California: 23.80%

700,000	Anaheim California Public Financing Authority, Revenue Bonds (Anaheim Electric System Distribution) 5.000%, 10/01/29(a)	679,231

3,000,000	Bay Area Toll Authority, California Toll Bridge Revenue Bonds (Build America Bonds), Series S1 6.918%, 04/01/40(a)	3,024,089

1,000,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series A 5.000%, 12/01/32(a)	894,600

900,000	California Health Facilities Financing Authority, Revenue Bonds (Adventist Health System-West), Series A 5.750%, 09/01/39(a)	876,510

1,300,000	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series E 4.750%, 02/01/30(a)	1,172,639

525,000	California State Public Works Board, Lease Revenue Bonds (Department General Services - Buildings 8 & 9), Series A 6.250%, 04/01/34	534,398

Principal Amount		Value (Note 2)

$1,000,000	California State Public Works Board, Revenue Bonds (Build America Bonds), Series G-2 8.361%, 10/01/34(a)	$1,012,190

2,000,000	California State Public Works Board, Revenue Bonds, Series A-1 5.750%, 03/01/30(a)	1,950,000

1,000,000	California State Public Works Board, Revenue Bonds, Series I-1 6.625%, 11/01/34(a)	1,047,800

1,000,000	California Statewide Communities Development Authority, Revenue Bonds (Cottage Health Obligated Group) 5.250%, 11/01/30(a)	956,030

5,865,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-1 4.500%, 06/01/27(a)	4,519,041

1,500,000	5.125%, 06/01/47(a)	909,120

2,000,000	5.750%, 06/01/47	1,349,080

3,000,000	Golden State Tobacco Securitization Corp., Asset-Backed Revenue Bonds (California Tobacco Settlement), Sr. Series A-2 0.000%, 06/01/37(b)	1,684,050

1,990,000	Inland Empire Tobacco Securitization Authority, Revenue Bonds (California Tobacco Settlement), Series A 5.000%, 06/01/21(a)	1,603,821

1,000,000	Long Beach, California Bond Finance Authority, Revenue Bonds, Series A 5.000%, 11/15/15(a)	1,068,830

250,000	Los Angelees Department of Water & Power, Revenue Bonds (Build America Bonds) 5.716%, 07/01/39	227,870

750,000	Los Angeles Unified School District, General Obligation Unlimited Taxable Bonds (Qualified School Construction), Series J-1 5.981%, 05/01/27(a)	727,973

See Notes to Financial Statements	77	December 31, 2010

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
California (continued): 23.80%

$2,200,000	M-S-R Energy Authority, Revenue Bonds, Series B 6.500%, 11/01/39(a)	$2,278,826

1,800,000	Northern California Gas Authority, No. 1 Revenue Bonds, VRDN 0.914%, 07/01/27(a)(b)	1,186,362

1,200,000	Palomar Pomerado Health Care, Certificate Participation (California Hospital District) 6.750%, 11/01/39(a)	1,217,340

110,000	Port of Oakland, California Pre-Refunded Revenue Bonds, Series M 5.375%, 11/01/27(a)	118,709

890,000	Port of Oakland, California Un-Refunded Revenue Bonds, Series M 5.375%, 11/01/27(a)	837,125

450,000	San Diego, California Regional Building Authority Lease, Revenue Bonds (County Operations Center & Annex), Series A 5.375%, 02/01/36(a)	454,824

1,925,000	State of California Municipal Bonds 5.250%, 04/01/14(a)	2,017,573

1,775,000	6.000%, 04/01/35(a)	1,817,636

1,250,000	State of California Municipal Bonds, VRDN 5.650%, 04/01/39(b)	1,322,825

4,000,000	State of California, General Obligation Unlimited Bonds (Build America Bonds) 7.600%, 11/01/40(a)	4,169,399

1,020,000	State of California, General Obligation Unlimited Bonds (Veterans) 5.050%, 12/01/36(a)	911,911

2,000,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Revenue Bonds, Series A1-SNR 5.000%, 06/01/37	1,399,060

		41,968,862

Principal Amount		Value (Note 2)
Colorado: 2.87%

$1,500,000	Denver City & County Special Facilities Airport Revenue Bonds (United Airlines Project A) 5.750%, 10/01/32	$1,316,175

985,000	Denver Colorado Health & Hospital Authority Healthcare, Revenue Bonds, Series B, VRDN 1.298%, 12/01/33(a)(b)	631,306

700,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds 5.750%, 11/15/18	729,575

2,265,000	6.500%, 11/15/38(a)	2,376,076

		5,053,132

Connecticut: 3.99%

815,000	Connecticut State Development Authority, Pollution Control Revenue Bonds (Connecticut Light & Power), Series A 5.850%, 09/01/28(a)	815,310

1,500,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Stamford Hospital), Series I 5.000%, 07/01/30(a)	1,436,925

400,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Wesleyan University) 5.000%, 07/01/39(a)	401,196

600,000	Connecticut State Health & Educational Facility Authority, Revenue Bonds (Yale-New Haven Hospital), Insured Ambac Indemnity Corp., Series J-1 5.000%, 07/01/26(a)	601,134

1,800,000	Connecticut State Housing Finance Authority, Revenue Bonds, Series A-3 4.500%, 11/15/28(a)	1,686,114

270,000	Connecticut State Special Tax Obligation, Revenue Bonds (Transportation Infrastructure), Series 1 5.000%, 02/01/17(a)	308,459

1,800,000	State of Connecticut, Special Tax Obligation Revenue Bonds (Build America Bonds-Transportation Infrastructure) 5.459%, 11/01/30(a)	1,772,316

		7,021,454

December 31, 2010	78	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Delaware: 0.70%

$1,400,000	Delaware State Economic Development Authority, Revenue Bonds (Exempt facility Indian River Power) 5.375%, 10/01/45(a)	$1,237,698

Florida: 2.72%

2,245,000	Citizens Property Insurance Corp., Sr. Sec. Revenue Bonds, Series A-1 5.250%, 06/01/17	2,347,866

900,000	6.000%, 06/01/16(a)	983,025

450,000	JEA, Florida Electric Systems, Revenue Bonds, Series 3A 3.500%, 10/01/18(a)	449,681

1,000,000	Sarasota County, Florida Public Hospital District, Hospital Revenue Bonds (Sarasota Memorial Hospital Project), Series A 5.625%, 07/01/39(a)	997,880

		4,778,452

Georgia: 9.47%

1,300,000	Atlanta, Georgia, Airport Revenue Bonds, Series B 5.625%, 01/01/30(a)	1,282,840

1,450,000	Atlanta, Georgia, Airport Revenue Bonds, Series RF-B-3, VRDN 2.340%, 01/01/30(b)(c)	1,450,000

2,200,000	Atlanta, Georgia, Airport Revenue Bonds, Series RF-C-3, VRDN 2.340%, 01/01/30(b)(c)	2,200,000

1,000,000	Atlanta, Georgia, Water & Wastewater Revenue Bonds, Series A 6.250%, 11/01/34(a)	1,063,990

1,000,000	Clayton County, Georgia Development Authority Special Facilities Revenue Bonds (Delta Airlines), Series B 9.000%, 06/01/35	1,088,370

1,500,000	DeKalb County Hospital Authority, Revenue Anticipation Certificates, Revenue Bonds (DeKalb Medical Center, Inc. Project) 6.125%, 09/01/40(a)	1,453,080

3,535,000	Main Street Natural Gas, Inc., Revenue Bonds (Georgia Gas Project), Series A 5.500%, 09/15/27(a)	3,350,614

Principal Amount		Value (Note 2)

$1,400,000	Municipal Electric Authority of Georgia, Revenue Bonds (Build America Bonds) 6.655%, 04/01/57(a)	$1,355,508

1,600,000	Municipal Electric Authority of Georgia, Revenue Bonds, (Build America Bonds, Plant Vogtle Units 3&4 Project), Series J 6.637%, 04/01/57(a)	1,565,600

2,050,000	Municipal Electric Authority of Georgia, Revenue Bonds, (Build America Bonds, Plant Vogtle Units 3&4 Project), Series P 7.055%, 04/01/57(a)	1,884,975

		16,694,977

Guam: 2.33%

1,000,000	Guam Government Municipal Bonds, Series A 6.000%, 11/15/19(a)	1,048,190

2,900,000	6.750%, 11/15/29(a)	3,063,850

		4,112,040

Illinois: 7.29%

500,000	Chicago, Illinois Board of Education, Revenue Bonds (Build America Bonds), Series E 6.138%, 12/01/39(a)	450,130

1,900,000	Chicago, O’Hare International Airport, Special Facilities Revenue Bonds (American Airlines, Inc. Project) 5.500%, 12/01/30(a)	1,503,603

3,900,000	The County of Cook, Illonois Recovery Zone Facility Revenue Bonds (Navistar International Corp.) 6.500%, 10/15/40(a)	3,913,494

1,000,000	Illinois Finance Authority, Revenue Bonds (Provena Health System), Series A 6.000%, 05/01/28(a)	933,620

1,000,000	Illinois Finance Authority, Revenue Bonds (Silver Cross & Medical Centers), Series A 7.000%, 08/15/44(a)	1,069,870

See Notes to Financial Statements	79	December 31, 2010

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Illinois (continued): 7.29%

$1,000,000	Illinois Finance Authority, Revenue Bonds (Swedish Covenant Hospital), Series A 6.000%, 08/15/38(a)	$962,150

750,000	Northern Illinois Municipal Power Agency, Revenue Bonds (Build America Bonds Power Project) 6.859%, 01/01/39(a)	761,738

1,000,000	Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.500%, 06/01/23	975,390

2,500,000	State of Illinois General Obligation Bonds (Build America Bonds) 6.630%, 02/01/35(a)	2,275,000

		12,844,995

Indiana: 2.04%

400,000	Indiana Finance Authority Improvement, Revenue Bonds (U.S. Steel Corp.) 6.000%, 12/01/26	383,764

2,000,000	Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Series B 6.116%, 01/15/40(a)	2,079,559

1,125,000	Purdue University, Indiana, Revenue Bonds (Purdue University Student Facilities System), Series A 5.000%, 07/01/34(a)	1,125,978

		3,589,301

Iowa: 1.65%

4,250,000	Iowa Tobacco Settlement Authority, Asset-Backed Revenue Bonds, Series C 5.625%, 06/01/46	2,921,832

Kentucky: 2.61%

500,000	Kentucky Economic Development Finance Authority, Revenue Bonds (Owensboro Medical Health System), Series A 6.375%, 06/01/40(a)	497,660

Principal Amount		Value (Note 2)

$2,100,000	Louisville & Jefferson County, Kentucky, Metropolitan Government Health Facilities Revenue Bonds (Jewish Hospital Saint Mary’s Healthcare) 6.125%, 02/01/37(a)	$2,118,438

2,250,000	Louisville & Jefferson County, Kentucky, Metropolitan Government Health System Revenue Bonds (Norton Healthcare, Inc.) 5.250%, 10/01/36(a)	1,997,348

		4,613,446

Louisiana: 6.16%

2,450,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, (Westlake Chemical Corp., Project) 6.750%, 11/01/32(a)	2,460,290

1,500,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, (Westlake Chemical Corp., Project), Sereis A-1 6.500%, 11/01/35(a)	1,458,465

1,700,000	Louisiana Public Facilities Authority, Revenue Bonds (Christus Health), Series A 6.000%, 07/01/29(a)	1,738,522

3,955,000	Louisiana Public Facilities Authority, Revenue Bonds (Ochsner Clinic Foundation Project), Series A 5.250%, 05/15/38(a)	3,317,414

2,075,000	St. John Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corp.), Series A 5.125%, 06/01/37(a)	1,873,829

		10,848,520

December 31, 2010	80	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Maryland: 0.67%

$1,000,000	Maryland State Health & Higher Educational Facilities Authority, Revenue Bond (Johns Hopkins Health System) 5.000%, 05/15/40(a)	$984,800

200,000	Montgomery County, Maryland, Housing Opportunities Commission, Single Family Mortgage Revenue Bonds, Series B 5.350%, 07/01/34(a)	202,370

		1,187,170

Michigan: 3.37%

3,775,000	Michigan State Hospital Finance Authority, Revenue Bonds (Henry Ford Health System), Series A 5.250%, 11/15/32(a)	3,414,601

2,500,000	Wayne County Michigan, General Obligation Limited Tax Notes, Series B-3, VRDN 4.260%, 09/15/12(a)(b)	2,500,200

		5,914,801

Missouri: 0.51%

850,000	St. Louis, Missouri, Airport Revenue Bonds (Lambert-St. Louis International), Series A-1 6.625%, 07/01/34(a)	892,993

Nevada: 0.86%

1,650,000	Las Vegas Valley Water District, General Obligation Limited Taxable Bonds (Build America Bonds), Series A 5.700%, 03/01/40(a)	1,522,571

New Hampshire: 0.12%

200,000	New Hampshire Health & Education Facilities Authority, Revenue Bonds (Dartmouth-Hitchcock) 6.000%, 08/01/38(a)	205,104

New Jersey: 8.82%

800,000	New Jersey Economic Development Authority, Revenue Bonds 5.375%, 06/15/14	837,672

Principal Amount		Value (Note 2)

$2,000,000	New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines, Inc.) 6.400%, 09/15/23	$1,914,440

4,075,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds (Continental Airlines, Inc. Project) 6.250%, 09/15/29	3,790,524

1,400,000	New Jersey State Turnpike Authority, Revenue Bonds (Build America Bonds) 7.102%, 01/01/41	1,518,762

7,700,000	Tobacco Settlement Financing Corp., Revenue Bonds, Series 1A 4.500%, 06/01/23	6,608,139

1,440,000	5.000%, 06/01/41	858,456

		15,527,993

New York: 18.12%

1,000,000	Brooklyn Arena Local Development Corp., Revenue Bonds (Barclays Center Project) 6.000%, 07/15/30(a)	1,005,940

2,400,000	6.375%, 07/15/43(a)	2,430,600

2,800,000	Hudson Yards Infrastructure Corp., Revenue Bonds, Series A 5.000%, 02/15/47(a)	2,536,659

2,100,000	Liberty, New York, Development Corp., Revenue Bonds (Goldman Sachs Headquarters) 5.250%, 10/01/35(a)	2,040,360

1,250,000	Long Island Power Authority, New York Electric System, Revenue Bonds (Build America Bonds) 5.850%, 05/01/41(a)	1,147,450

500,000	Nassau County, New York Tobacco Settlement Corp., Asset-Backed Sr. Convertible Revenue Bonds, Series A-2 5.250%, 06/01/26	469,785

See Notes to Financial Statements	81	December 31, 2010

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
New York (continued): 18.12%

$1,500,000	New York City Industrial Development Agency, Special Facilities Revenue Bonds (American Airlines, Inc. — JFK International Airport), VRDN 8.000%, 08/01/28(b)	$1,582,590

1,700,000	New York City, Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) 6.668%, 11/15/39(a)	1,701,632

1,600,000	New York City, New York General Obligation Bonds (Build America Bonds) 5.985%, 12/01/36(a)	1,615,712

2,400,000	New York City, New York Health & Hospital Corp., Revenue Bonds (Health System), Series A 5.000%, 02/15/30(a)	2,365,032

500,000	New York City, New York Housing Development Corp., Multifamily Housing Revenue Bonds, Series K 4.950%, 11/01/39	474,965

1,000,000	New York City, New York Housing Development Corp., Multifamily Rental Housing Revenue Bonds (Progress of Peoples Development), Insured GNMA/FNMA, Series B 4.950%, 05/15/36(a)	964,390

4,000,000	New York City, New York Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium-Pilot Project) 5.000%, 01/01/39(a)	3,338,280

2,050,000	5.000%, 01/01/18(a)	2,063,694

450,000	New York City, New York Municipal Water Finance Authority, Water & Sewer Revenue Bonds, Series EE 6.011%, 06/15/42(a)	450,041

500,000	New York City, New York Municipal Water Finance Authority, Water & Sewer Revenue Bonds, Series FF-2 5.000%, 06/15/40(a)	498,455

600,000	New York City, New York Revenue Bonds, Sub-Series I-1 5.125%, 04/01/25(a)	625,536

Principal Amount		Value (Note 2)

$ 675,000	New York City, New York Transitional Finance Authority, Building Aid Revenue Bonds (Fiscal 2009), Series S-3 5.250%, 01/15/39(a)	$683,363

700,000	New York State Thruway Authority, Revenue Bonds (Build America Bonds, Highway & Bridge Trust) 5.883%, 04/01/30(a)	704,774

1,000,000	Port Authority of New York & New Jersey, Special Obligations Revenue Bonds (JFK International Airport Terminal Llc) 5.500%, 12/01/31	966,220

3,500,000	6.000%, 12/01/42	3,450,825

1,200,000	TSASC, Inc., Revenue Bonds, Series 1 5.125%, 06/01/42	868,656

		31,984,959

North Carolina: 0.43%

750,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds (Duke University Project), Series B 5.000%, 10/01/38(a)	752,453

Ohio: 8.95%

1,000,000	American Municipal Power-Ohio, Inc., Revenue Bonds (Build America Bonds) 5.939%, 02/15/47(a)	910,530

765,000	6.053%, 02/15/43(a)	709,232

570,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-1 5.000%, 06/01/11	575,415

2,635,000	Buckeye, Ohio Tobacco Settlement Financing Authority, Revenue Bonds (Asset Backed Sr. Turbo), Series A-2 5.125%, 06/01/24(a)	2,045,946

6,600,000	5.875%, 06/01/30(a)	4,794,042

1,000,000	5.875%, 06/01/47	659,390

2,000,000	6.500%, 06/01/47	1,450,740

December 31, 2010	82	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Ohio (continued): 8.95%

$1,500,000	Lorain County Ohio Port Authority, Recovery Zone Economic Development, Revenue Bonds 6.750%, 12/01/40(a)	$1,490,340

500,000	Ohio State Air Quality Development Authority, Revenue Bonds (Columbus Southern Power Co.), Series B 5.800%, 12/01/38(a)	488,290

1,150,000	Ohio State Air Quality Development Authority, Revenue Bonds (Columbus Southern Power Co.), VRDN 5.100%, 11/01/42(a)(b)	1,211,410

500,000	Ohio State Higher Educational Facility Commission, Revenue Bonds (Summa Health Systems Project) 5.750%, 11/15/40	478,680

930,000	Ohio State Housing Finance Agency, Residential Mortgage Revenue Bonds (Mortgage Backed Securities Program), Insured GNMA/FNMA, Series F 5.250%, 09/01/28(a)	958,681

		15,772,696

Oklahoma: 0.88%

1,500,000	Tulsa, Oklahoma Municipal Airport Trust Revenue Bonds, Series A, VRDN 7.750%, 06/01/35(b)	1,545,435

Pennsylvania: 3.06%

1,500,000	Allegheny County Industrial Development Authority, Revenue Bonds (Environmental Improvement) 6.750%, 11/01/24(a)	1,543,950

750,000	Pennsylvania Economic Development Financing Authority Exempt Facilities, Revenue Bonds (Allegheny Energy Supply Co.) 7.000%, 07/15/39(a)	798,450

Principal Amount		Value (Note 2)

$1,100,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Saint Josephs University), Series A 5.000%, 11/01/40(a)	$1,031,976

1,150,000	Pennsylvania Housing Finance Agency, Revenue Bonds, Series 108B 4.500%, 10/01/25(a)	1,117,329

1,000,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 110B 4.750%, 10/01/39(a)	905,080

		5,396,785

Puerto Rico: 13.27%

700,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Sr. Lien Series A 6.000%, 07/01/44(a)	705,026

2,000,000	Puerto Rico Commonwealth, General Obligation Unlimited Bonds (Public Improvement), Series A 5.500%, 07/01/32(a)	1,941,140

400,000	Puerto Rico Commonwealth Highway & Transportation Authority, Highway, Insured MBIA, Inc., Revenue Bonds, Series Z 6.250%, 07/01/15(a)	439,572

1,850,000	Puerto Rico Commonwealth Highway & Transportation Authority, Transportation Revenue Bonds, Series L 5.250%, 07/01/38(a)	1,706,237

2,000,000	Puerto Rico Commonwealth Highway & Transportation Authority, Transportation Revenue Bonds, Series N 5.250%, 07/01/39(a)	1,839,720

1,300,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Insured Ambac Indemnity Corp., Series C 5.500%, 07/01/24(a)	1,298,765

475,000	5.500%, 07/01/25(a)	469,861

See Notes to Financial Statements	83	December 31, 2010

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Puerto Rico (continued): 13.27%

$1,300,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue Bonds, Series C 5.500%, 07/01/16(a)	$1,384,045

2,700,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series UU, VRDN 0.894%, 07/01/31(a)(b)	1,836,270

1,250,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW 5.250%, 07/01/25(a)	1,262,313

1,250,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series XX 5.250%, 07/01/40(a)	1,165,075

1,100,000	Puerto Rico Industrial Medical & Envirmonmental Pollution Control Facilities Financing Authority, Special Facilities Revenue Bonds (American Airlines), Series A 6.450%, 12/01/25	1,002,804

900,000	Puerto Rico Public Buildings Authority, Guaranteed Revenue Bonds (Government Facilities), Insured XL Capital Assurance, Inc., Series H 5.250%, 07/01/13(a)	961,839

1,000,000	Puerto Rico Public Finance Corp., Revenue Bonds (Commonwealth Appropriation), Series A, VRDN 5.250%, 08/01/29(a)(b)	1,017,910

3,700,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate), Series A 5.500%, 08/01/42(a)	3,602,579

800,000	5.500%, 08/01/28(a)	811,424

1,500,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds (First Subordinate), Series C 5.250%, 08/01/41(a)	1,406,865

500,000	6.000%, 08/01/39	513,520

		23,364,965

Principal Amount		Value (Note 2)
Rhode Island: 0.51%

$1,000,000	Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Series A-1 5.000%, 10/01/48(a)	$900,330

Tennessee: 2.98%

750,000	Metropolitan Government of Nashville & Davidson County Convention Center Authority, Taxable Revenue Bonds (Build America Bonds), Series A-2 7.431%, 07/01/43(a)	782,663

750,000	Metropolitan Government of Nashville & Davidson County Convention Center Authority, Taxable Revenue Bonds (Build America Bonds), Series B 6.731%, 07/01/43(a)	739,290

2,000,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds, Series A 5.250%, 09/01/26(a)	1,901,480

1,895,000	5.250%, 09/01/24	1,839,154

		5,262,587

Texas: 13.03%

1,000,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series 1999C 7.700%, 03/01/32	289,910

650,000	Brazos River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series C, VRDN 5.750%, 05/01/36(a)(b)	605,020

5,870,000	Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp., Revenue Bonds (American Airlines, Inc. Project) 6.375%, 05/01/35(a)	4,853,786

1,000,000	Houston Texas Airport, Special Facilities Revenue Bonds (Continental Airlines, Inc. Project), Series E 6.750%, 07/01/29	974,280

2,150,000	Love Field Airport Modernization Corp., Texas Special Facilities Revenue Bonds (Southwest Airlines Co., Project) 5.250%, 11/01/40	1,921,713

December 31, 2010	84	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Texas (continued): 13.03%

$2,400,000	Lower Colorado River Authority Texas Revenue Bonds, Series A 5.000%, 05/15/35(a)	$2,240,040

800,000	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Insured Federal Student Loans, Sr. Series A-1, VRDN 0.473%, 12/01/33(b)(c)(d)	792,000

750,000	Sabine River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project), Series A 5.500%, 05/01/22(a)	701,805

460,000	6.450%, 06/01/21(a)	124,195

2,600,000	Tarrant County, Texas, Cultural Education Facilities Finance Corp., Hospital Revenue Bonds (Scott & White Healthcare) 5.250%, 08/15/40(a)	2,433,444

1,500,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Series A 5.000%, 12/15/16	1,556,115

2,250,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Sr. Lien, Series B, VRDN 0.902%, 12/15/26(a)(b)	1,528,718

1,250,000	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply Revenue Bonds, Sr. Lien, Series D 6.250%, 12/15/26	1,307,950

3,500,000	Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Sr. Lien 7.000%, 06/30/40	3,524,009

525,000	Trinity River Authority Texas, Pollution Control Revenue Bonds (Texas Electric Co. Project) 6.250%, 05/01/28(a)	147,362

		23,000,347

Virgin Islands: 1.83%

450,000	Virgin Islands Public Finance Authority, Revenue Bonds (Gross receipts taxes loan notes) 5.000%, 10/01/24	446,877

Principal Amount		Value (Note 2)

$ 500,000	Virgin Islands Public Finance Authority, Revenue Bonds (Sr. Lien/Capital Projects), Series A-1 5.000%, 10/01/39	$448,815

2,500,000	Virgin Islands Public Finance Authority, Revenue Bonds (Sr. Lien/Manufacturing Federal Loan Notes), Series A 5.000%, 10/01/29(a)	2,338,000

		3,233,692

Virginia: 2.20%

4,500,000	Tobacco Settlement Financing Corp., Revenue Bonds, Series B-1 5.000%, 06/01/47	2,656,395

800,000	University of Virginia, University Revenue Bonds 5.000%, 06/01/40(a)	816,832

425,000	Virginia State Public School Authority, Revenue Bonds (School Financing 1997), Series B1 4.000%, 08/01/25(a)	413,534

		3,886,761

Wisconsin: 1.14%

1,600,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Aurora Health Care, Inc.), Series A 5.625%, 04/15/39(a)	1,531,200

555,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (Wheaton Franciscan Healthcare) 5.250%, 08/15/34(a)	483,233

		2,014,433

	Total Municipal Bonds (Cost $272,371,464)	265,372,686

CORPORATE BONDS: 14.80%
Communications: 1.50%

1,000,000	Sirius XM Radio, Inc., Gtd. Notes 8.750%, 04/01/15(a)(e)	1,087,500

1,500,000	XM Satellite Radio, Inc., Sr. Unsec. Notes 7.625%, 11/01/18(e)	1,556,250

		2,643,750

See Notes to Financial Statements	85	December 31, 2010

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)
Consumer Cyclical: 2.72%

$3,600,000	Continental Airlines, Inc., Sr. Unsec. Notes 8.750%, 12/01/11(a)	$3,717,000

1,000,000	United Air Lines, Inc., Sr. Sec. Notes 9.875%, 08/01/13(a)(e)	1,082,500

		4,799,500

Consumer Discretionary: 0.05%

250,000	General Motors Corp., Sr. Unsec. Notes 7.200%, 01/15/11(a)(f)	85,625

Consumer, Non-cyclical: 0.56%

1,000,000	Ferrellgas Finance LP Corp., Sr. Sec. Notes 6.500%, 05/01/21(e)	980,000

Energy: 1.57%

500,000	Energy XXI Gulf Coast, Inc., Gtd. Notes 9.25%, 12/15/17(e)	521,250

2,425,000	Southern Union Co., Jr. Sub. Notes 7.200%, 11/01/66(a)(b)	2,246,156

		2,767,406

Industrial: 1.76%

2,500,000	Enterprise Products Operating Llc, Gtd. Notes, Series B 7.034%, 01/15/68(a)(b)	2,597,331

500,000	United Rentals North America, Inc., Gtd. Notes 8.375%, 09/15/20	511,250

		3,108,581

Private University: 0.44%

750,000	Rensselaer Polytechnic Institute Notes 5.600%, 09/01/20	775,079

Technology: 1.33%

2,000,000	Iron Mountain, Inc., Gtd. Notes 8.000%, 06/15/20(a)	2,110,000

238,000	Xerox Capital Trust I, Gtd. Notes 8.000%, 02/01/27(a)	242,712

		2,352,712

Utilities: 1.80%

3,250,000	Dominion Resources, Inc., Jr. Sub. Bonds 6.300%, 09/30/66(a)(b)	3,169,303

Principal Amount		Value (Note 2)
Utility: 3.07%

$2,500,000	PPL Capital Funding, Inc., Bonds 6.700%, 03/30/67(a)(b)	$2,453,073

3,000,000	Wisconsin Energy Corp., Jr. Sub. Notes 6.250%, 05/15/67(a)(b)	2,958,822

		5,411,895

	Total Corporate Bonds (Cost $24,491,947)	26,093,851

Shares

PREFERRED STOCKS: 1.94%
Financials: 1.07%

50,000	Citigroup Capital XII(a) 8.500%	1,322,999

21,250	JPMorgan Chase Capital XXVIII(a) 7.200%	573,538

		1,896,537

Utility: 0.87%

15,000	Southern California Edison Co.(a) 5.349%	1,532,344

	Total Preferred Stocks (Cost $3,280,062)	3,428,881

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.72%
$ 3,026,634	BB&T Corp.-Winston-Salem 0.030%, due 01/03/11	3,026,634

	Total Short-Term Bank Debt Instruments (Cost $3,026,634)	3,026,634

	Total Investments: 168.99% (Cost $303,170,109)	297,922,052

	Net Other Assets and Liabilities: (68.99)%	(121,627,729)

	Net Assets: 100.00%	$176,294,323

Principal Amount

SCHEDULE OF SECURITIES SOLD SHORT
Corporate Bonds

$(2,000,000)	Altria Group, Inc., Gtd. Notes 4.125%, 09/11/15	$(2,093,380)

December 31, 2010	86	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Long/Short Credit Analysis Fund

Principal Amount		Value (Note 2)

SCHEDULE OF SECURITIES SOLD SHORT (continued)
Corporate Bonds (continued)

$(1,500,000)	Cemex Finance Llc, Sr. Sec. Notes 9.500%, 12/14/16	$(1,554,375)

(500,000)	Duke Energy Carolinas Llc, Unsub. Sr. Notes 6.100%, 06/01/37	(554,496)

(250,000)	International Paper Co., Unsec. Sr. Notes 5.300%, 04/01/15	(269,551)

(1,000,000)	Praxair, Inc., Sr. Unsec. Notes 3.250%, 09/15/15	(1,032,127)

(3,500,000)	Safeway, Inc., Sr. Unsec. Notes 3.950%, 08/15/20	(3,320,842)

Government Bonds

(7,000,000)	United States Treasury Bonds 2.625%, 08/15/20	(6,637,421)

(25,765,000)	4.375%, 05/15/40	(25,893,722)

(7,500,000)	United States Treasury Notes 1.500%, 12/31/13	(7,608,983)

(8,000,000)	2.250%, 11/30/17	(7,780,624)

(34,300,000)	4.500%, 11/15/15	(38,407,974)

	Total Securities Sold Short (Proceeds $97,030,859)	$(95,153,495)

(a) Security, or portion of security, is being held as collateral for short sales.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010.

(c) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(d) Fair valued security under procedures approved by the Fund’s Board of Trustees.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $5,227,500, representing 2.97% of net assets.

(f) Security in default on interest payments.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

GNMA/FNMA — Government National Mortgage Association/Federal National Mortgage Association

Gtd. — Guaranteed

Jr. — Junior

Sec. — Secured

Sr. — Senior

Sub. — Subordinated

Unsec. — Unsecured

Unsub. — Unsubordinated

VRDN — Variable Rate Demand Notes

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Dates of Purchase	Security	Cost	Market Value	% of Net Assets
12/14/09	Atlanta, Georgia, Airport Revenue Bonds, Series RF-B-3, VRDN, 2.340%, 01/01/30(b)	$1,450,000	$1,450,000	0.82%
06/04/10	Atlanta, Georgia, Airport Revenue Bonds, Series RF-C-3, VRDN 2.340%, 01/01/30(b)	2,200,000	2,200,000	1.25%
12/21/07	Panhandle-Plains Higher Education Authority, Inc., Student Loan Revenue Bonds, Insured Federal Student Loans, Sr., Series A-1, VRDN 0.525%, 12/01/33(b)(d)	800,000	792,000	0.45%

See Notes to Financial Statements	87	December 31, 2010

Portfolio of Investments (Note 10)

Forward Tactical Growth Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 50.31%
2,763,500	iShares Russell 2000 Index Fund	$216,188,605

1,711,500	SPDR S&P 500 ETF Trust	215,272,470

	Total Exchange-Traded Funds (Cost $396,238,316)	431,461,075

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 45.43%
$200,000,000	Citibank-New York 0.030%, due 01/03/11	200,000,000

189,599,680	Wells Fargo Bank & Co. - San Francisco 0.030%, due 01/03/11	189,599,680

	Total Short-Term Bank Debt Instruments (Cost $389,599,680)	389,599,680

	Total Investments: 95.74% (Cost $785,837,996)	821,060,755

	Net Other Assets and Liabilities: 4.26%	36,524,031

	Net Assets: 100.00%	$857,584,786

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF — Exchange Traded Fund

SPDR — Standard & Poor’s Depository Receipts

December 31, 2010	88	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD BANKING AND FINANCE FUND	FORWARD EMERGING MARKETS FUND
ASSETS:
Investments, at value	$44,924,652	$192,721,428
Foreign currency, at value (Cost $0 and $883,550, respectively)	0	904,394
Deposit with broker for futures contracts	—	15,171,437
Variation margin receivable	—	961,720
Receivable for investments sold	0	152,514
Receivable for shares sold	15,090	435,650
Interest and dividends receivable	51,499	398,908
Other assets	7,463	24,720

Total Assets	44,998,704	210,770,771

LIABILITIES:
Payable for investments purchased	188,234	0
Payable for shares redeemed	70,787	2,161,225
Payable to advisor	36,441	157,249
Payable for distribution and service fees	24,405	17,206
Payable to trustees	3,090	1,268
Payable for chief compliance officer fee	175	1,077
Payable to ReFlow (Note 2)	255	0
Accrued expenses and other liabilities	42,921	126,540

Total Liabilities	366,308	2,464,565

NET ASSETS	$44,632,396	$208,306,206

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$52,541,354	$160,899,362
Accumulated net investment income	0	1,212,271
Accumulated net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(18,060,038)	611,900
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	10,151,080	45,582,673

TOTAL NET ASSETS	$44,632,396	$208,306,206

INVESTMENTS, AT COST	$34,773,572	$148,122,087

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$15.14	$20.97
Net Assets	$4,457	$49,996,766
Shares of beneficial interest outstanding	294	2,384,693
Institutional Class:
Net Asset Value, offering and redemption price per share	—	$21.31
Net Assets	—	$157,969,766
Shares of beneficial interest outstanding	—	7,414,014
Class A:
Net Asset Value, offering and redemption price per share	$15.89	—
Net Assets	$26,756,090	—
Shares of beneficial interest outstanding	1,683,600	—
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.86	—
Class C:
Net Asset Value, offering and redemption price per share	$14.82	—
Net Assets	$17,871,849	—
Shares of beneficial interest outstanding	1,205,730	—
Class M:
Net Asset Value, offering and redemption price per share	—	$21.34
Net Assets	—	$339,674
Shares of beneficial interest outstanding	—	15,914

See Notes to Financial Statements	89	December 31, 2010

Statement of Assets and Liabilities

	FORWARD FOCUS FUND	FORWARD GROWTH FUND
ASSETS:
Investments, at value(a)	$11,838,001	$121,054,849
Receivable for investments sold	—	445,451
Receivable for shares sold	3,000	17,123
Receivable due from advisor	34,822	—
Interest and dividends receivable	12,896	23,144
Other assets	12,447	15,197

Total Assets	11,901,166	121,555,764

LIABILITIES:
Payable for investments purchased	48,109	464,497
Payable for shares redeemed	—	99,431
Payable to advisor	—	58,479
Payable for collateral upon return of securities loaned	—	6,378,369
Payable for distribution and service fees	3,343	19,468
Payable to trustees	69	38
Payable for chief compliance officer fee	51	472
Payable to ReFlow (Note 2)	—	5,306
Accrued expenses and other liabilities	20,371	53,811

Total Liabilities	71,943	7,079,871

NET ASSETS	$11,829,223	$114,475,893

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$10,024,618	$90,659,996
Accumulated net realized gain/(loss) on investments	259,474	(14,914,789)
Net unrealized appreciation on investments	1,545,131	38,730,686

TOTAL NET ASSETS	$11,829,223	$114,475,893

INVESTMENTS, AT COST	$10,292,870	$82,324,163

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.24	—
Net Assets	$1,173,586	—
Shares of beneficial interest outstanding	114,566	—
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.36	$13.67
Net Assets	$4,868,801	$64,879,505
Shares of beneficial interest outstanding	469,762	4,744,869
Class A:
Net Asset Value, offering and redemption price per share	$10.19	$13.57
Net Assets	$5,786,836	$46,784,591
Shares of beneficial interest outstanding	567,819	3,448,481
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$10.81	$14.40
Class C:
Net Asset Value, offering and redemption price per share	—	$12.58
Net Assets	—	$2,811,797
Shares of beneficial interest outstanding	—	223,540

(a) At December 31, 2010, securities with a market value of $0 and $6,229,907, respectively, were on loan to brokers.

December 31, 2010	90	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL DIVIDEND FUND	FORWARD INTERNATIONAL FIXED INCOME FUND
ASSETS:
Investments, at value	$5,826,423	$25,004,956
Foreign currency, at value (Cost $2,224 and $123,836, respectively)	2,322	124,948
Due from broker for futures contracts	—	182,226
Unrealized gain on forward contracts	—	38,263
Receivable for investments sold	49,266	—
Receivable due from advisor	11,820	—
Receivable for shares sold	5,314	—
Interest and dividends receivable	21,123	466,529
Other assets	51,800	8,296

Total Assets	5,968,068	25,825,218

LIABILITIES:
Unrealized loss on forward contracts	—	30,409
Payable for investments purchased	57,623	0
Payable for shares redeemed	50,701	—
Payable to advisor	0	5,586
Payable for distribution and service fees	1,488	3,852
Payable to trustees	3,162	119
Payable for chief compliance officer fee	21	116
Payable to ReFlow (Note 2)	0	103
Accrued expenses and other liabilities	33,922	46,816

Total Liabilities	146,917	87,001

NET ASSETS	$5,821,151	$25,738,217

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$38,195,173	$24,096,112
Accumulated net investment income/(loss)	54,683	(8,050)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(33,767,760)	(91,870)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities in foreign currencies	1,339,055	1,742,025

TOTAL NET ASSETS	$5,821,151	$25,738,217

INVESTMENTS, AT COST	$4,487,928	$23,281,931

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.49	$11.05
Net Assets	$4,099,887	$5,923,548
Shares of beneficial interest outstanding	432,117	535,936
Institutional Class:
Net Asset Value, offering and redemption price per share	$8.12	$11.02
Net Assets	$1,721,264	$17,469,216
Shares of beneficial interest outstanding	211,904	1,585,347
Class C:
Net Asset Value, offering and redemption price per share	—	$11.08
Net Assets	—	$2,345,453
Shares of beneficial interest outstanding	—	211,633

See Notes to Financial Statements	91	December 31, 2010

Statement of Assets and Liabilities

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
ASSETS:
Investments, at value(a)	$558,708,007	$18,175,516
Foreign currency, at value (Cost $39,895 and $0, respectively)	40,111	—
Receivable for investments sold	2,675,924	—
Receivable for shares sold	286,447	—
Interest and dividends receivable	666,841	13,301
Other assets	107,643	13,002

Total Assets	562,484,973	18,201,819

LIABILITIES:
Payable for investments purchased	2,282,981	—
Payable for shares redeemed	454,717	—
Payable for collateral upon return of securities loaned	25,468,545	—
Payable to advisor	445,980	7,661
Payable for distribution and service fees	50,481	7,205
Payable to trustees	183	508
Payable for chief compliance officer fee	2,274	71
Payable to ReFlow (Note 2)	7,940	—
Accrued expenses and other liabilities	166,054	21,970

Total Liabilities	28,879,155	37,415

NET ASSETS	$533,605,818	$18,164,404

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$677,366,537	$18,535,643
Accumulated net investment income/(loss)	(1,570,927)	0
Accumulated net realized loss on investments and foreign currency transactions	(263,248,318)	(3,485,910)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	121,058,526	3,114,671

TOTAL NET ASSETS	$533,605,818	$18,164,404

INVESTMENTS, AT COST	$437,681,271	$15,060,845

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.54	—
Net Assets	$95,935,784	—
Shares of beneficial interest outstanding	6,600,037	—
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.55	$10.21
Net Assets	$436,307,347	$2,898,183
Shares of beneficial interest outstanding	29,993,173	283,836
Class A:
Net Asset Value, offering and redemption price per share	$14.55	$10.34
Net Assets	$1,290,287	$15,266,221
Shares of beneficial interest outstanding	88,688	1,476,699
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.44	$10.97
Class M:
Net Asset Value, offering and redemption price per share	$14.55	—
Net Assets	$72,400	—
Shares of beneficial interest outstanding	4,977	—

(a) At December 31, 2010, securities with a market value of $20,949,857 and $0, respectively, were on loan to brokers.

December 31, 2010	92	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND	FORWARD TACTICAL GROWTH FUND
ASSETS:
Investments, at value	$297,922,052	$821,060,755
Deposit with broker for futures contracts	—	35,354,546
Receivable for shares sold	3,718,690	2,684,181
Interest and dividends receivable	4,020,061	1,117,199
Other assets	26,329	44,681

Total Assets	305,687,132	860,261,362

LIABILITIES:
Securities sold short (Proceeds $97,030,859 and $0, respectively)	95,153,495	—
Payable to broker for securities sold short	30,309,683	—
Payable for interest on short sales	557,114	—
Payable for investments purchased	2,358,064	—
Payable for shares redeemed	682,336	1,359,092
Payable to advisor	190,251	908,908
Payable for distribution and service fees	68,217	256,153
Payable to trustees	48	297
Payable for chief compliance officer fee	900	3,696
Accrued expenses and other liabilities	72,701	148,430

Total Liabilities	129,392,809	2,676,576

NET ASSETS	$176,294,323	$857,584,786

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$179,511,012	$835,212,202
Accumulated net investment income	35,178	0
Accumulated net realized loss on investments, securities sold short and futures contracts	118,826	(12,850,175)
Net unrealized appreciation/(depreciation) on investments, securities sold short and futures contracts	(3,370,693)	35,222,759

TOTAL NET ASSETS	$176,294,323	$857,584,786

INVESTMENTS, AT COST	$303,170,109	$785,837,996

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$7.96	$26.26
Net Assets	$136,653,820	$313,875,404
Shares of beneficial interest outstanding	17,168,498	11,952,408
Institutional Class:
Net Asset Value, offering and redemption price per share	$7.91	$26.37
Net Assets	$16,993,520	$151,484,900
Shares of beneficial interest outstanding	2,148,333	5,745,444
Class A:
Net Asset Value, offering and redemption price per share	$7.95	$26.19
Net Assets	$2,359,607	$74,910,324
Shares of beneficial interest outstanding	296,642	2,859,994
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$8.44	$27.79
Class C:
Net Asset Value, offering and redemption price per share	$7.97	$26.06
Net Assets	$15,357,274	$119,658,904
Shares of beneficial interest outstanding	1,927,161	4,591,312
Class M:
Net Asset Value, offering and redemption price per share	$7.91	$26.37
Net Assets	$4,930,102	$197,655,254
Shares of beneficial interest outstanding	623,268	7,494,308

See Notes to Financial Statements	93	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD BANKING AND FINANCE FUND	FORWARD EMERGING MARKETS FUND
INVESTMENT INCOME:
Interest	$214	$45,773
Dividends	705,583	6,350,977
Securities lending income	—	13,358
Foreign taxes withheld	(144)	(704,552)

Total Investment Income	705,653	5,705,556

EXPENSES:
Investment advisory fee	408,920	3,610,237
Administration fee	28,424	171,689
Custodian fee	6,687	426,983
Legal and audit fee	37,369	85,961
Transfer agent fee	69,008	68,244
Trustees’ fees and expenses	2,708	20,238
Registration/filing fees	26,145	29,437
Reports to shareholder and printing fees	24,984	22,659
Distribution and service fees
Investor Class	1,926	164,274
Class A	104,864	—
Class C	170,119	—
Chief compliance officer fee	1,825	13,224
ReFlow fees (Note 2)	2,072	115,812
Other	3,533	32,498

Total expenses before waiver	888,584	4,761,256
Less fees waived/reimbursed by investment advisor (Note 3)	—	(583,393)

Total net expenses	888,584	4,177,863

NET INVESTMENT INCOME/(LOSS):	(182,931)	1,527,693

Net realized gain/(loss) on investments	(624,933)	67,536,752
Net realized gain on futures contracts	—	727,678
Net realized gain on foreign currency transactions	—	6,810,118
Net change in unrealized appreciation/(depreciation) on investments	6,889,913	(34,835,624)
Net change in unrealized appreciation on futures contracts	—	941,017
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	—	2,416

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	6,264,980	41,182,357

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,082,049	$42,710,050

December 31, 2010	94	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD FOCUS FUND	FORWARD GROWTH FUND
INVESTMENT INCOME:
Interest	$94	$312
Dividends	97,150	403,600
Securities lending income	—	65,651
Foreign taxes withheld	(464)	—

Total Investment Income	96,780	469,563

EXPENSES:
Investment advisory fee	111,510	774,418
Administration fee	19,822	61,093
Custodian fee	12,532	21,627
Legal and audit fee	47,980	47,811
Transfer agent fee	4,052	75,045
Trustees’ fees and expenses	742	6,973
Registration/filing fees	33,892	34,188
Reports to shareholder and printing fees	5,286	51,369
Distribution and service fees
Investor Class	4,813	—
Institutional Class	1,401	26,066
Class A	34,810	170,472
Class C	—	24,164
Chief compliance officer fee	525	4,547
ReFlow fees (Note 2)	—	11,391
Other	1,972	3,054

Total expenses before waiver	279,337	1,312,218
Less fees waived/reimbursed by investment advisor (Note 3)	(94,038)	(120,914)

Total net expenses	185,299	1,191,304

NET INVESTMENT LOSS:	(88,519)	(721,741)

Net realized gain on investments	3,031,732	12,768,774
Net change in unrealized appreciation/(depreciation) on investments	(509,231)	14,035,949

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,522,501	26,804,723

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,433,982	$26,082,982

See Notes to Financial Statements	95	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD INTERNATIONAL DIVIDEND FUND	FORWARD INTERNATIONAL FIXED INCOME FUND
INVESTMENT INCOME:
Interest	$79	$1,464,690
Dividends	209,462	—
Foreign taxes withheld	(18,030)	(5,140)

Total Investment Income	191,511	1,459,550

EXPENSES:
Investment advisory fee	42,197	196,455
Administration fee	23,529	74,548
Custodian fee	22,097	45,235
Legal and audit fee	35,163	62,597
Transfer agent fee	7,175	5,434
Trustees’ fees and expenses	0	1,935
Registration/filing fees	33,722	18,222
Reports to shareholder and printing fees	8,136	0
Distribution and service fees
Investor Class	15,979	23,281
Institutional Class	485	—
Class C	—	34,013
Chief compliance officer fee	112	1,286
ReFlow fees (Note 2)	767	722
Other	1,579	1,754

Total expenses before waiver	190,941	465,482
Less fees waived/reimbursed by investment advisor (Note 3)	(119,288)	(130,356)

Total net expenses	71,653	335,126

NET INVESTMENT INCOME:	119,858	1,124,424

Net realized gain on investments	448,065	786,788
Net realized loss on futures contracts	—	(63,116)
Net realized gain/(loss) on foreign currency transactions	23,916	(896,320)
Net realized gain on option contracts	—	1,212
Net change in unrealized appreciation on investments	77,304	132,494
Net change in unrealized appreciation on futures contracts	—	9,094
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(1,303)	21,772

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	547,982	(8,076)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$667,840	$1,116,348

December 31, 2010	96	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD INTERNATIONAL SMALL COMPANIES FUND	FORWARD LARGE CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$2,049	$177
Dividends	11,873,252	341,934
Securities lending income	378,177	—
Foreign taxes withheld	(943,827)	(2,346)

Total Investment Income	11,309,651	339,765

EXPENSES:
Investment advisory fee	5,087,921	121,675
Administration fee	271,355	15,793
Custodian fee	278,468	4,014
Legal and audit fee	150,924	25,173
Transfer agent fee	195,702	4,007
Trustees’ fees and expenses	37,703	1,016
Registration/filing fees	32,392	21,642
Reports to shareholder and printing fees	105,793	1,544
Repayment of reimbursed expenses (Note 3)	15,862	—
Distribution and service fees
Investor Class	371,458	—
Institutional Class	136,121	601
Class A	7,393	77,044
Class M	24	—
Chief compliance officer fee	22,315	688
ReFlow Fees (Note 2)	76,549	216
Other	38,975	1,677

Total expenses before waiver	6,828,955	275,090
Less fees waived/reimbursed by investment advisor (Note 3)	0	(54,478)

Total net expenses	6,828,955	220,612

NET INVESTMENT INCOME:	4,480,696	119,153

Net realized gain on investments	36,716,929	875,691
Net realized loss on foreign currency transactions	(1,677,537)	—
Net change in unrealized appreciation on investments	56,128,918	1,042,390
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	48,432	—

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	91,216,742	1,918,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,697,438	$2,037,234

See Notes to Financial Statements	97	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND	FORWARD TACTICAL GROWTH FUND
INVESTMENT INCOME:
Interest	$13,729,064	$98,038
Dividends	185,258	4,587,368

Total Investment Income	13,914,322	4,685,406

EXPENSES:
Investment advisory fee	2,492,624	7,355,105
Interest on short sales	2,067,578	—
Administration fee	104,221	275,125
Custodian fee	23,478	8,663
Legal and audit fee	75,761	185,240
Transfer agent fee	62,104	161,529
Trustees’ fees and expenses	11,254	41,526
Registration/filing fees	73,559	103,698
Reports to shareholder and printing fees	36,477	98,305
Distribution and service fees
Investor Class	556,577	1,093,218
Institutional Class	5,923	64,380
Class A	6,448	154,608
Class C	120,251	698,532
Class M	994	44,190
Chief compliance officer fee	7,628	27,511
Other	14,109	24,632

Total expenses before waiver	5,658,986	10,336,262
Less fees waived/reimbursed by investment advisor (Note 3)	(273,983)	(1,069)

Total net expenses	5,385,003	10,335,193

NET INVESTMENT INCOME/(LOSS):	8,529,319	(5,649,787)

Net realized gain/(loss) on investments	4,541,738	(11,683,351)
Net realized loss on securities sold short	(2,392,254)	—
Net realized loss on futures contracts	—	(733,839)
Net change in unrealized appreciation/(depreciation) on investments	(10,358,308)	35,138,727
Net change in unrealized appreciation on securities sold short	1,352,910	—
Net change in unrealized depreciation on futures contracts	—	(209,193)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT AND FUTURES CONTRACTS	(6,855,914)	22,512,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,673,405	$16,862,557

December 31, 2010	98	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD BANKING AND FINANCE FUND
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment loss	$(182,931)	$(37,292)
Net realized loss on investments	(624,933)	(14,677,799)
Net change in unrealized appreciation on investments	6,889,913	6,228,000

Net increase/(decrease) in net assets resulting from operations	6,082,049	(8,487,091)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	—	(55,503)

Total distributions	—	(55,503)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	754,715	—
Cost of shares redeemed	(809,091)	—

Net decrease from share transactions	(54,376)	—

Class A
Proceeds from sale of shares	9,810,388	8,861,769
Issued to shareholders in reinvestment of distributions	—	44,922
Cost of shares redeemed	(9,248,269)	(29,053,614)

Net increase/(decrease) from share transactions	562,119	(20,146,923)

Class C
Proceeds from sale of shares	1,456,202	1,272,179
Cost of shares redeemed	(2,996,217)	(4,945,337)

Net decrease from share transactions	(1,540,015)	(3,673,158)

Net increase/(decrease) in net assets	$5,049,777	$(32,362,675)

NET ASSETS:
Beginning of period	39,582,619	71,945,294

End of period (including accumulated net investment income of $0 and $0, respectively)	$44,632,396	$39,582,619

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	50,799	—
Redeemed	(50,505)	—

Net increase in shares outstanding	294	—

Class A
Sold	672,911	675,542
Distributions reinvested	—	3,281
Redeemed	(654,680)	(2,162,071)

Net increase/(decrease) in shares outstanding	18,231	(1,483,248)

Class C
Sold	103,893	103,550
Redeemed	(222,202)	(397,074)

Net decrease in shares outstanding	(118,309)	(293,524)

(a) The Forward Banking and Finance Fund began offering Investor Class shares on March 16, 2010.

See Notes to Financial Statements	99	December 31, 2010

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(a)
OPERATIONS:
Net investment income	$1,527,693	$624,258
Net realized gain on investments	67,536,752	9,606,657
Net realized gain on futures contracts	727,678	2,852,062
Net realized gain/(loss) on foreign currency	6,810,118	(1,509,218)
Net realized loss on option contracts	0	(148,461)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts and foreign currency translations	(33,892,191)	96,790,806

Net increase in net assets resulting from operations	42,710,050	108,216,104

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(607,655)	(294,690)
Institutional Class	(2,587,615)	(2,505,304)
Class M	(4,727)	—
From net realized gains on investments
Investor Class	(7,632,700)	—
Institutional Class	(25,816,872)	—
Class M	(47,730)	—

Total distributions	(36,697,299)	(2,799,994)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	119,084,929	27,438,220
Issued to shareholders in reinvestment of distributions	7,884,076	221,594
Cost of shares redeemed	(117,439,428)	(13,651,692)

Net increase from share transactions	9,529,577	14,008,122

Institutional Class
Proceeds from sale of shares	117,064,857	188,908,096
Issued to shareholders in reinvestment of distributions	16,336,044	2,284,804
Cost of shares redeemed	(271,947,993)	(43,318,452)

Net increase/(decrease) from share transactions	(138,547,092)	147,874,448

Class A
Cost of shares redeemed	—	(1,963,380)

Net decrease from share transactions	—	(1,963,380)

Class M
Proceeds from sale of shares	380,122	—
Issued to shareholders in reinvestment of distributions	47,769	—
Cost of shares redeemed	(85,768)	—

Net increase from share transactions	342,123	—

Net increase/(decrease) in net assets	$(122,662,641)	$265,335,300

NET ASSETS:
Beginning of period	330,968,847	65,633,547

End of period (including accumulated net investment income/(loss) of $1,212,271 and $(1,326,140), respectively)	$208,306,206	$330,968,847

December 31, 2010	100	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD EMERGING MARKETS FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,547,195	1,466,036
Distributions reinvested	384,617	10,428
Redeemed	(5,403,858)	(806,693)

Net increase in shares outstanding	527,954	669,771

Institutional Class
Sold	5,083,234	11,651,899
Distributions reinvested	781,153	106,171
Redeemed	(11,831,123)	(2,370,867)

Net increase/(decrease) in shares outstanding	(5,966,736)	9,387,203

Class A
Redeemed	—	(124,387)

Net decrease in shares outstanding	—	(124,387)

Class M
Sold	17,457	—
Distributions reinvested	2,284	—
Redeemed	(3,827)	—

Net increase in shares outstanding	15,914	—

(a) The Forward Emerging Markets Fund closed Class A shares on June 16, 2009.

(b) The Forward Emerging Markets Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	101	December 31, 2010

Statement of Changes in Net Assets

	FORWARD FOCUS FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment loss	$(88,519)	$(58,634)
Net realized gain/(loss) on investments	3,031,732	(398,397)
Net change in unrealized appreciation/(depreciation) on investments	(509,231)	2,861,117

Net increase in net assets resulting from operations	2,433,982	2,404,086

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments
Investor Class	(226,565)	(1,656)
Institutional Class	(859,464)	(5,397)
Class A	(1,016,960)	(10,821)

Total distributions	(2,102,989)	(17,874)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	69,086	873,386
Issued to shareholders in reinvestment of distributions	3,353	19
Cost of shares redeemed	(63,303)	(989,557)

Net increase/(decrease) from share transactions	9,136	(116,152)

Institutional Class
Proceeds from sale of shares	1,612,199	987,146
Issued to shareholders in reinvestment of distributions	109,128	—
Cost of shares redeemed	(579,225)	(108,955)

Net increase from share transactions	1,142,102	878,191

Class A
Proceeds from sale of shares	418,100	4,546,091
Issued to shareholders in reinvestment of distributions	570,925	7,372
Cost of shares redeemed	(2,922,870)	(662,204)

Net increase/(decrease) from share transactions	(1,933,845)	3,891,259

Net increase/(decrease) in net assets	$(451,614)	$7,039,510

NET ASSETS:
Beginning of period	12,280,837	5,241,327

End of period (including accumulated net investment income of $0 and $0, respectively)	$11,829,223	$12,280,837

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	7,048	107,347
Distributions reinvested	339	2
Redeemed	(6,225)	(107,229)

Net increase in shares outstanding	1,162	120

Institutional Class
Sold	150,786	106,546
Distributions reinvested	10,913	—
Redeemed	(54,347)	(11,113)

Net increase in shares outstanding	107,352	95,433

December 31, 2010	102	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD FOCUS FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Class A
Sold	40,117	537,022
Distributions reinvested	58,021	762
Redeemed	(269,457)	(73,133)

Net increase/(decrease) in shares outstanding	(171,319)	464,651

See Notes to Financial Statements	103	December 31, 2010

Statement of Changes in Net Assets

	FORWARD GROWTH FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment loss	$(721,741)	$(918,532)
Net realized gain/(loss) on investments	12,768,774	(6,439,980)
Net change in unrealized appreciation on investments	14,035,949	35,854,960

Net increase in net assets resulting from operations	26,082,982	28,496,448

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	9,164,786	40,250,335
Cost of shares redeemed	(5,170,083)	(4,916,873)

Net increase from share transactions	3,994,703	35,333,462

Class A
Proceeds from sale of shares	12,306,432	6,522,947
Cost of shares redeemed	(28,382,851)	(65,033,422)

Net decrease from share transactions	(16,076,419)	(58,510,475)

Class C
Proceeds from sale of shares	207,293	61,366
Cost of shares redeemed	(555,416)	(764,316)

Net decrease from share transactions	(348,123)	(702,950)

Net increase in net assets	$13,653,143	$4,616,485

NET ASSETS:
Beginning of period	100,822,750	96,206,265

End of period (including accumulated net investment income of $0 and $0, respectively)	$114,475,893	$100,822,750

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	792,010	4,906,550
Redeemed	(456,224)	(610,860)

Net increase in shares outstanding	335,786	4,295,690

Class A
Sold	1,045,152	761,947
Redeemed	(2,411,597)	(7,547,637)

Net decrease in shares outstanding	(1,366,445)	(6,785,690)

Class C
Sold	19,080	6,554
Redeemed	(53,102)	(99,016)

Net decrease in shares outstanding	(34,022)	(92,462)

December 31, 2010	104	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL DIVIDEND FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$119,858	$521,970
Net realized gain/(loss) on investments	448,065	(5,664,492)
Net realized gain/(loss) on foreign currency	23,916	(18,721)
Net change in unrealized appreciation on investments and foreign currency translations	76,001	9,650,410

Net increase in net assets resulting from operations	667,840	4,489,167

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(213,057)	(1,390,315)
Institutional Class	(86,943)	(109,686)

Total distributions	(300,000)	(1,500,001)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,481,588	3,786,596
Issued to shareholders in reinvestment of distributions	200,058	1,336,683
Cost of shares redeemed	(2,920,536)	(13,282,720)

Net decrease from share transactions	(1,238,890)	(8,159,441)

Institutional Class
Proceeds from sale of shares	3,275,057	2,507,670
Issued to shareholders in reinvestment of distributions	86,942	105,482
Cost of shares redeemed	(1,906,669)	(17,736,412)

Net increase/(decrease) from share transactions	1,455,330	(15,123,260)

Net increase/(decrease) in net assets	$584,280	$(20,293,535)

NET ASSETS:
Beginning of period	5,236,871	25,530,406

End of period (including accumulated net investment income of $54,683 and $167,957, respectively)	$5,821,151	$5,236,871

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	166,378	394,370
Distributions reinvested	21,193	158,000
Redeemed	(339,895)	(1,416,056)

Net decrease in shares outstanding	(152,324)	(863,686)

Institutional Class
Sold	433,146	281,323
Distributions reinvested	10,760	14,610
Redeemed	(271,132)	(1,768,453)

Net increase/(decrease) in shares outstanding	172,774	(1,472,520)

See Notes to Financial Statements	105	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL FIXED INCOME FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)
OPERATIONS:
Net investment income	$1,124,424	$1,163,146
Net realized gain on investments	786,788	49,646
Net realized gain/(loss) on futures contracts	(63,116)	20,611
Net realized loss on foreign currency	(896,320)	(149,145)
Net realized gain/(loss) on option contracts	1,212	(5,436)
Net change in unrealized appreciation on investments, futures contracts, options contracts and foreign currency translations	163,360	2,916,921

Net increase in net assets resulting from operations	1,116,348	3,995,743

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(118,044)	(205,984)
Institutional Class	(414,663)	(580,542)
Class A	—	(46,389)
Class C	(78,808)	(139,718)

Total distributions	(611,515)	(972,633)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	1,241,718	1,896,516
Issued to shareholders in reinvestment of distributions	26,669	45,535
Cost of shares redeemed	(1,344,046)	(1,984,476)

Net decrease from share transactions	(75,659)	(42,425)

Institutional Class
Proceeds from sale of shares	10,192,540	2,201,305
Issued to shareholders in reinvestment of distributions	278,763	383,877
Cost of shares redeemed	(9,411,105)	(105,530)

Net increase from share transactions	1,060,198	2,479,652

Class A
Proceeds from sale of shares	—	1,203
Issued to shareholders in reinvestment of distributions	—	1,177
Cost of shares redeemed	—	(4,019,239)

Net decrease from share transactions	—	(4,016,859)

Class C
Proceeds from sale of shares	35,337	23,000
Issued to shareholders in reinvestment of distributions	608	228
Cost of shares redeemed	(2,254,425)	0

Net increase/(decrease) from share transactions	(2,218,480)	23,228

Net increase/(decrease) in net assets	$(729,108)	$1,466,706

NET ASSETS:
Beginning of period	26,467,325	25,000,619

End of period (including accumulated net investment income/(loss) of $(8,050) and $6,896, respectively)	$25,738,217	$26,467,325

December 31, 2010	106	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL FIXED INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	115,293	196,588
Distributions reinvested	2,623	4,649
Redeemed	(125,855)	(202,642)

Net decrease in shares outstanding	(7,939)	(1,405)

Institutional Class
Sold	948,668	207,499
Distributions reinvested	27,704	39,239
Redeemed	(932,434)	(9,942)

Net increase in shares outstanding	43,938	236,796

Class A
Sold	—	134
Distributions reinvested	—	134
Redeemed	—	(425,988)

Net decrease in shares outstanding	—	(425,720)

Class C
Sold	3,305	2,080
Distributions reinvested	60	21
Redeemed	(208,833)	0

Net increase/(decrease) in shares outstanding	(205,468)	2,101

(a) The Forward International Fixed Income Fund closed and liquidated Class A shares effective June 9, 2009.

See Notes to Financial Statements	107	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$4,480,696	$4,881,277
Net realized gain/(loss) on investments	36,716,929	(73,553,952)
Net realized loss on foreign currency	(1,677,537)	(5,286,122)
Net change in unrealized appreciation on investments and foreign currency translations	56,177,350	203,614,509

Net increase in net assets resulting from operations	95,697,438	129,655,712

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(812,504)	(891,501)
Institutional Class	(5,188,214)	(5,479,378)
Class A	(8,407)	(9,122)
Class M	(859)	—

Total distributions	(6,009,984)	(6,380,001)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	75,880,117	50,927,084
Issued to shareholders in reinvestment of distributions	713,832	858,448
Cost of shares redeemed	(96,379,487)	(84,981,445)

Net decrease from share transactions	(19,785,538)	(33,195,913)

Institutional Class
Proceeds from sale of shares	97,013,508	146,315,725
Issued to shareholders in reinvestment of distributions	4,657,585	4,819,702
Cost of shares redeemed	(172,129,381)	(146,597,389)

Net increase/(decrease) from share transactions	(70,458,288)	4,538,038

Class A
Proceeds from sale of shares	719,077	299,965
Issued to shareholders in reinvestment of distributions	7,982	8,840
Cost of shares redeemed	(859,383)	(1,332,039)

Net decrease from share transactions	(132,324)	(1,023,234)

Class M
Proceeds from sale of shares	101,813	—
Issued to shareholders in reinvestment of distributions	700	—
Cost of shares redeemed	(39,654)	—

Net increase from share transactions	62,859	—

Net increase/(decrease) in net assets	$(625,837)	$93,594,602

NET ASSETS:
Beginning of period	534,231,655	440,637,053

End of period (including accumulated net investment loss of $(1,570,927) and $(1,252,689), respectively)	$533,605,818	$534,231,655

December 31, 2010	108	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL SMALL COMPANIES FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	5,929,086	4,624,239
Distributions reinvested	49,434	70,654
Redeemed	(7,697,256)	(7,807,539)

Net decrease in shares outstanding	(1,718,736)	(3,112,646)

Institutional Class
Sold	7,794,217	14,110,103
Distributions reinvested	322,324	396,683
Redeemed	(13,639,139)	(13,650,105)

Net increase/(decrease) in shares outstanding	(5,522,598)	856,681

Class A
Sold	58,021	28,709
Distributions reinvested	552	728
Redeemed	(72,426)	(138,155)

Net decrease in shares outstanding	(13,853)	(108,718)

Class M
Sold	8,115	—
Distributions reinvested	48	—
Redeemed	(3,186)	—

Net increase in shares outstanding	4,977	—

(a) The Forward International Small Companies Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	109	December 31, 2010

Statement of Changes in Net Assets

	FORWARD LARGE CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$119,153	$96,489
Net realized gain/(loss) on investments	875,691	(1,647,022)
Net change in unrealized appreciation on investments	1,042,390	4,231,764

Net increase in net assets resulting from operations	2,037,234	2,681,231

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(26,650)	(22,709)
Class A	(92,875)	(78,291)

Total distributions	(119,525)	(101,000)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	2,578,777	2,463,495
Issued to shareholders in reinvestment of distributions	12,765	6,333
Cost of shares redeemed	(876,153)	(6,834,974)

Net increase/(decrease) from share transactions	1,715,389	(4,365,146)

Class A
Proceeds from sale of shares	905,275	4,654,739
Issued to shareholders in reinvestment of distributions	29,120	25,849
Cost of shares redeemed	(1,154,077)	(1,262,893)

Net increase/(decrease) from share transactions	(219,682)	3,417,695

Net increase in net assets	$3,413,416	$1,632,780

NET ASSETS:
Beginning of period	14,750,988	13,118,208

End of period (including accumulated net investment income of $0 and $324, respectively)	$18,164,404	$14,750,988

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	266,962	306,327
Distributions reinvested	1,250	694
Redeemed	(93,903)	(871,376)

Net increase/(decrease) in shares outstanding	174,309	(564,355)

Class A
Sold	95,706	556,087
Distributions reinvested	2,816	2,792
Redeemed	(122,352)	(145,588)

Net increase/(decrease) in shares outstanding	(23,830)	413,291

December 31, 2010	110	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009 (a)
OPERATIONS:
Net investment income	$8,529,319	$3,333,860
Net realized gain on investments	4,541,738	3,327,538
Net realized gain/(loss) on securities sold short	(2,392,254)	252,157
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(9,005,398)	8,298,948

Net increase in net assets resulting from operations	1,673,405	15,212,503

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(6,804,489)	(2,817,423)
Institutional Class	(682,732)	(222,369)
Class A	(66,526)	—
Class C	(533,009)	(156,836)
Class M	(124,364)	—
From net realized gains on investments
Investor Class	(1,408,246)	—
Institutional Class	(167,871)	—
Class A	(31,313)	—
Class C	(159,996)	—
Class M	(51,169)	—

Total distributions	(10,029,715)	(3,196,628)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	222,257,465	143,399,075
Issued to shareholders in reinvestment of distributions	7,211,844	2,487,272
Cost of shares redeemed	(148,047,267)	(109,014,820)

Net increase from share transactions	81,422,042	36,871,527

Institutional Class
Proceeds from sale of shares	32,089,423	12,300,305
Issued to shareholders in reinvestment of distributions	828,221	137,081
Cost of shares redeemed	(19,797,018)	(8,800,725)

Net increase from share transactions	13,120,626	3,636,661

Class A
Proceeds from sale of shares	3,862,320	—
Issued to shareholders in reinvestment of distributions	4,587	—
Cost of shares redeemed	(1,210,925)	—

Net increase from share transactions	2,655,982	—

Class C
Proceeds from sale of shares	18,814,228	4,504,094
Issued to shareholders in reinvestment of distributions	416,511	16,609
Cost of shares redeemed	(7,347,187)	(497,988)

Net increase from share transactions	11,883,552	4,022,715

See Notes to Financial Statements	111	December 31, 2010

Statement of Changes in Net Assets

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009 (a)
Class M
Proceeds from sale of shares	$6,434,003	$—
Issued to shareholders in reinvestment of distributions	5,622	—
Cost of shares redeemed	(1,078,072)	—

Net increase from share transactions	5,361,553	—

Net increase in net assets	$106,087,445	$56,546,778

NET ASSETS:
Beginning of period	70,206,878	13,660,100

End of period (including accumulated net investment income of $35,178 and $32,524, respectively)	$176,294,323	$70,206,878

December 31, 2010	112	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LONG/SHORT CREDIT ANALYSIS FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009 (a)
Other Information:
Investor Class
Sold	26,313,146	18,906,236
Distributions reinvested	871,509	324,480
Redeemed	(17,567,533)	(13,883,730)

Net increase in shares outstanding	9,617,122	5,346,986

Institutional Class
Sold	3,834,036	1,558,600
Distributions reinvested	101,113	17,729
Redeemed	(2,382,665)	(1,117,081)

Net increase in shares outstanding	1,552,484	459,248

Class A
Sold	445,751	—
Distributions reinvested	573	—
Redeemed	(149,682)	—

Net increase in shares outstanding	296,642	—

Class C
Sold	2,208,655	601,687
Distributions reinvested	50,633	2,047
Redeemed	(872,711)	(63,150)

Net increase in shares outstanding	1,386,577	540,584

Class M
Sold	756,108	—
Distributions reinvested	688	—
Redeemed	(133,528)	—

Net increase in shares outstanding	623,268	—

(a) The Forward Long/Short Credit Analysis Fund began offering Class C shares on June 3, 2009.

(b) The Forward Long/Short Credit Analysis Fund began offering Class M shares on February 1, 2010 and Class A shares on September 1, 2010.

See Notes to Financial Statements	113	December 31, 2010

Statement of Changes in Net Assets

	FORWARD TACTICAL GROWTH FUND
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009 (a)
OPERATIONS:
Net investment loss	$(5,649,787)	$(354,439)
Net realized loss on investments	(11,683,351)	(1,521,372)
Net realized gain/(loss) on futures contracts	(733,839)	1,088,387
Net change in unrealized appreciation on investments and futures contracts	34,929,534	293,225

Net increase/(decrease) in net assets resulting from operations	16,862,557	(494,199)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	317,671,308	137,158,596
Cost of shares redeemed	(142,981,988)	(3,030,872)

Net increase from share transactions	174,689,320	134,127,724

Institutional Class
Proceeds from sale of shares	117,025,911	65,681,575
Cost of shares redeemed	(32,812,590)	(1,098,745)

Net increase from share transactions	84,213,321	64,582,830

Class A
Proceeds from sale of shares	85,754,410	—
Cost of shares redeemed	(12,920,012)	—

Net increase from share transactions	72,834,398	—

Class C
Proceeds from sale of shares	105,363,512	23,691,114
Cost of shares redeemed	(10,954,198)	(409,448)

Net increase from share transactions	94,409,314	23,281,666

Class M
Proceeds from sale of shares	229,809,364	—
Cost of shares redeemed	(36,731,509)	—

Net increase from share transactions	193,077,855	—

Net increase in net assets	$636,086,765	$221,498,021

NET ASSETS:
Beginning of period	221,498,021	0

End of period (including accumulated net investment income of $0 and $0, respectively)	$857,584,786	$221,498,021

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	12,335,561	5,327,342
Redeemed	(5,592,470)	(118,025)

Net increase in shares outstanding	6,743,091	5,209,317

Institutional Class
Sold	4,518,224	2,547,611
Redeemed	(1,277,784)	(42,607)

Net increase in shares outstanding	3,240,440	2,505,004

December 31, 2010	114	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD TACTICAL GROWTH FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009 (a)
Class A
Sold	3,370,986	—
Redeemed	(510,992)	—

Net increase in shares outstanding	2,859,994	—

Class C
Sold	4,118,513	922,271
Redeemed	(433,591)	(15,881)

Net increase in shares outstanding	3,684,922	906,390

Class M
Sold	8,940,534	—
Redeemed	(1,446,226)	—

Net increase in shares outstanding	7,494,308	—

(a) The Forward Tactical Growth Fund commenced operations on September 14, 2009.

(b) The Forward Tactical Growth Fund began offering Class M shares on February 1, 2010 and Class A shares on March 12, 2010.

See Notes to Financial Statements	115	December 31, 2010

Statement of Cash Flows

For the Year Ended December 31, 2010

FORWARD LONG/SHORT CREDIT ANALYSIS FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,673,405
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of investment securities	(375,750,261)
Proceeds from sale of investment securities	202,928,756
Proceeds from securities sold short transactions	(78,193,053)
Purchases to cover securities sold short	136,546,777
Net proceeds from short-term investment securities	6,034,988
Discount and premiums amortized	(849,898)
Net realized gain on investment securities	(4,541,738)
Net realized loss on securities sold short	2,392,254
Net change in unrealized depreciation on investments and securities sold short	9,005,398
Changes in assets and liabilities:
Increase in interest and dividend receivable	(2,244,097)
Increase in other assets	(4,936)
Decrease in payable due to broker for securities sold short	(1,284,073)
Increase in payable for interest on short sales	312,934
Increase in payable for investments purchased	2,358,064
Increase in payable for advisor	142,783
Increase in payable for distribution and service fees	46,624
Increase in payable to trustees	(127)
Decrease in payable for chief compliance officer fee	567
Decrease in accrued expenses and other liabilities	40,444

Net cash used in operating activities	(101,385,189)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	279,746,252
Cost of shares redeemed	(176,798,133)
Cash distributions paid	(1,562,930)

Net cash provided by financing activities	101,385,189

NET CHANGE IN CASH FOR THE PERIOD	0

CASH, BEGINNING OF PERIOD	0

CASH, END OF PERIOD	$—

Non-cash financing activities not included herein consist of reinvestment of distributions of $8,466,785.

Cash paid for interest on short sales and interest paid to broker during the period was $2,069,650.

December 31, 2010	116	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Banking and Finance Fund

	INVESTOR CLASS
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.85
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment loss	(0.02	)(c)
Net realized and unrealized gain on investments	0.31

Total from Investment Operations	0.29

NET INCREASE IN NET ASSET VALUE	0.29

NET ASSET VALUE, END OF PERIOD	$15.14

TOTAL RETURN	1.95	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.20	)%(e)
Operating expenses	1.83	%(e)
PORTFOLIO TURNOVER RATE	48	%(f)

(a) The Fund began offering Investor Class shares on March 16, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share numbers have been calculated using the average shares method.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	117	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.62	$15.39	$19.61	$28.81	$27.61
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income/(loss)	(0.04)	0.02 (c)	0.08	(0.05)	(0.04)
Net realized and unrealized gain/(loss) on investments	2.31	(1.76)	(4.28)	(5.86)	2.78

Total from Investment Operations	2.27	(1.74)	(4.20)	(5.91)	2.74

LESS DISTRIBUTIONS:
From net investment income	—	(0.03)	(0.02)	—	—
From capital gains	—	—	—	(3.30)	(1.54)

Total Distributions	—	(0.03)	(0.02)	(3.30)	(1.54)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.00 (d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.27	(1.77)	(4.22)	(9.20)	1.20

NET ASSET VALUE, END OF PERIOD	$15.89	$13.62	$15.39	$19.61	$28.81

TOTAL RETURN(e)	16.67%	(11.29)%	(21.41)%	(20.92)%	9.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$26,756	$22,675	$48,460	$64,560	$164,164
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	(0.22)%	0.15%	0.36%	(0.14)%	(0.13)%
Operating expenses	1.95%	1.88%	1.65%	1.69%	1.62%
PORTFOLIO TURNOVER RATE	48%	43%	61%	29%	34%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Per share amounts calculated based on the average shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

December 31, 2010	118	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Banking and Finance Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$14.52	$18.60	$27.71	$26.73
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment loss	(0.18)	(0.19)	(0.19)	(0.29)	(0.22)
Net realized and unrealized gain/(loss) on investments	2.23	(1.56)	(3.89)	(5.53)	2.74

Total from Investment Operations	2.05	(1.75)	(4.08)	(5.82)	2.52

LESS DISTRIBUTIONS:
From capital gains	—	—	—	(3.30)	(1.54)

Total Distributions	—	—	—	(3.30)	(1.54)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.05	(1.75)	(4.08)	(9.11)	0.98

NET ASSET VALUE, END OF PERIOD	$14.82	$12.77	$14.52	$18.60	$27.71

TOTAL RETURN(d)	16.05%	(12.05)%	(21.94)%	(21.43)%	9.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$17,872	$16,907	$23,486	$41,441	$111,868
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.77)%	(0.47)%	(0.30)%	(0.79)%	(0.79)%
Operating expenses	2.50%	2.49%	2.30%	2.34%	2.27%
PORTFOLIO TURNOVER RATE	48%	43%	61%	29%	34%

(a) Prior to May 1, 2008, the Forward Banking and Finance Fund was known as the Forward Emerald Banking and Finance Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	119	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)		YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$21.47	$12.28		$28.51		$23.08	$18.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.00 (b)	0.01	(c)	0.38		0.04	0.05
Net realized and unrealized gain/(loss) on investments	3.43	9.33		(16.20)		8.98	5.58

Total from Investment Operations	3.43	9.34		(15.82)		9.02	5.63

LESS DISTRIBUTIONS:
From investment income	(0.25)	(0.15)		—		(0.05)	(0.06)
From capital gains	(3.68)	—		(0.41)		(3.55)	(1.34)

Total Distributions	(3.93)	(0.15)		(0.41)		(3.60)	(1.40)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—		0.01	0.02

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.50)	9.19		(16.23)		5.43	4.25

NET ASSET VALUE, END OF PERIOD	$20.97	$21.47		$12.28		$28.51	$23.08

TOTAL RETURN	16.56%	76.16%		(55.38)%		38.63%	30.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$49,997	$39,864		$14,576		$25,008	$13,336
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.01%	0.04%		1.67%		0.17%	0.26%
Operating expenses including reimbursement/waiver	1.79%	1.77	%(f)	1.72	%(e)	1.69%	1.81	%(d)
Operating expenses excluding reimbursement/waiver	2.02%	2.00%		2.10%		2.09%	2.26%
PORTFOLIO TURNOVER RATE	129%	120%		214%		121%	102%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Amount represents less than $0.01 per share.

(c) Per share numbers have been calculated using the average shares method.

(d) Effective January 2, 2006, the net expense limitation changed from 1.95% to 1.89%. Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.69%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.74%.

(f) Effective May 1, 2009, the net expense limitation changed from 1.74% to 1.79%.

December 31, 2010	120	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Emerging Markets Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$21.76	$12.40	$28.66	$23.18	$18.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12 (b)	0.07 (b)	0.34	0.12	0.12
Net realized and unrealized gain/(loss) on investments	3.45	9.48	(16.19)	9.03	5.62

Total from Investment Operations	3.57	9.55	(15.85)	9.15	5.74

LESS DISTRIBUTIONS:
From investment income	(0.34)	(0.19)	—	(0.13)	(0.12)
From capital gains	(3.68)	—	(0.41)	(3.55)	(1.34)

Total Distributions	(4.02)	(0.19)	(0.41)	(3.68)	(1.46)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01	0.02

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.45)	9.36	(16.26)	5.48	4.30

NET ASSET VALUE, END OF PERIOD	$21.31	$21.76	$12.40	$28.66	$23.18

TOTAL RETURN	17.12%	76.94%	(55.19)%	39.00%	30.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$157,970	$291,105	$49,529	$61,829	$42,283
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.62%	0.36%	1.76%	0.51%	0.68%
Operating expenses including reimbursement/waiver	1.39%	1.38%	1.39%	1.39%	1.47	%(c)
Operating expenses excluding reimbursement/waiver	1.59%	1.53%	1.77%	1.79%	1.86%
PORTFOLIO TURNOVER RATE	129%	120%	214%	121%	102%

(a) Prior to May 1, 2008, the Forward Emerging Markets Fund was known as the Forward Global Emerging Markets Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Effective January 2, 2006, the net expense limitation changed from 1.70% to 1.59%. Effective May 1, 2006, the net expense limitation changed from 1.59% to 1.39%.

See Notes to Financial Statements	121	December 31, 2010

Financial Highlights

For a share outstanding throughout the period presented.

Forward Emerging Markets Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.06
Net realized and unrealized gain on investments	4.78

Total from Investment Operations	4.84

LESS DISTRIBUTIONS:
From investment income	(0.31)
From capital gains	(3.68)

Total Distributions	(3.99)

NET INCREASE IN NET ASSET VALUE	0.85

NET ASSET VALUE, END OF PERIOD	$21.34

TOTAL RETURN	24.30	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$340
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.35	%(c)
Operating expenses including reimbursement/waiver	1.39	%(c)
Operating expenses excluding reimbursement/waiver	1.64	%(c)
PORTFOLIO TURNOVER RATE	129	%(d)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2010	122	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.10		$8.00	$8.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.09)		(0.10)	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	2.22		2.21	(0.67)

Total from Investment Operations	2.13		2.11	(0.67)

LESS DISTRIBUTIONS:
From capital gains	(1.99)		(0.01)	(0.25)

Total Distributions	(1.99)		(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.14		2.10	(0.92)

NET ASSET VALUE, END OF PERIOD	$10.24		$10.10	$8.00

TOTAL RETURN	21.80%		26.44%	(7.38	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,174		$1,145	$906
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.80)%		(0.79)%	(0.30	)%(e)
Operating expenses including reimbursement/waiver	1.64	%(g)	1.68%	1.69	%(e)
Operating expenses excluding reimbursement/waiver	2.45%		2.09%	2.56	%(e)
PORTFOLIO TURNOVER RATE	106%		22%	35	%(f)

(a) The Fund began offering Investor Class shares on October 21, 2008.

(b) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(c) Amount represents less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(g) Effective May 1, 2010, the net expense limitation changed from 1.69% to 1.71%. Effective November 1, 2010, the net expense limitation changed from 1.71% to 1.34%.

See Notes to Financial Statements	123	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.17		$8.02	$11.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	(0.06)		(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	2.24		2.19	(3.01)

Total from Investment Operations	2.18		2.16	(3.00)

LESS DISTRIBUTIONS:
From capital gains	(1.99)		(0.01)	(0.25)

Total Distributions	(1.99)		(0.01)	(0.25)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19		2.15	(3.25)

NET ASSET VALUE, END OF PERIOD	$10.36		$10.17	$8.02

TOTAL RETURN	22.15%		27.00%	(26.52	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,869		$3,686	$2,142
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.42)%		(0.27)%	0.19	%(d)
Operating expenses including reimbursement/waiver	1.27	%(f)	1.29%	1.29	%(d)
Operating expenses excluding reimbursement/waiver	2.15%		1.72%	1.81	%(d)
PORTFOLIO TURNOVER RATE	106%		22%	35	%(e)

(a) The Fund began offering Institutional Class shares on May 1, 2008.

(b) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(f) Effective May 1, 2010, the net expense limitation changed from 1.29% to 1.36%. Effective November 1, 2010, the net expense limitation changed from 1.36% to 0.99%.

December 31, 2010	124	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Focus Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$10.08		$7.99	$11.92		$12.19		$11.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.12)		(0.02)	(0.11)		(0.10)		(0.12)
Net realized and unrealized gain/(loss) on investments	2.22		2.12	(3.57)		1.13		1.21

Total from Investment Operations	2.10		2.10	(3.68)		1.03		1.09

LESS DISTRIBUTIONS:
From capital gains	(1.99)		(0.01)	(0.25)		(1.30)		(0.20)

Total Distributions	(1.99)		(0.01)	(0.25)		(1.30)		(0.20)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.11		2.09	(3.93)		(0.27)		0.89

NET ASSET VALUE, END OF PERIOD	$10.19		$10.08	$7.99		$11.92		$12.19

TOTAL RETURN(b)	21.55%		26.35%	(30.78)%		8.30%		9.69%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,787		$7,450	$2,194		$7,294		$8,991
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.97)%		(0.84)%	(0.66)%		(0.73)%		(1.03)%
Operating expenses including reimbursement/waiver	1.79	%(f)	1.84%	1.77	%(e)	1.69	%(d)	1.78	%(c)
Operating expenses excluding reimbursement/waiver	2.55%		2.22%	2.07%		1.96%		1.95%
PORTFOLIO TURNOVER RATE	106%		22%	35%		33%		36%

(a) Prior to October 20, 2010, the Forward Focus Fund was known as the Forward Legato Fund.

(b) Total return does not reflect the effect of sales charges.

(c) Effective May 1, 2006, the net expense limitation changed from 1.89% to 1.79%.

(d) Effective January 2, 2007, the net expense limitation changed from 1.79% to 1.69%.

(e) Effective May 1, 2008, the net expense limitation changed from 1.69% to 1.84%.

(f) Effective May 1, 2010, the net expense limitation changed from 1.84% to 1.86%. Effective November 1, 2010, the net expense limitation changed from 1.86% to 1.49%.

See Notes to Financial Statements	125	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.68	$8.00		$9.03
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.06)	(0.17)		(0.01)
Net realized and unrealized gain/(loss) on investments	3.05	2.85		(0.98)

Total from Investment Operations	2.99	2.68		(0.99)

LESS DISTRIBUTIONS:
From capital gains	—	—		(0.04)

Total Distributions	—	—		(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.99	2.68		(1.03)

NET ASSET VALUE, END OF PERIOD	$13.67	$10.68		$8.00

TOTAL RETURN	28.00%	33.50%		(10.95	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$64,880	$47,091		$908
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.52)%	(0.73)%		(0.45	)%(d)
Operating expenses including reimbursement/waiver	0.99%	0.99	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.11%	1.08%		1.08	%(d)
PORTFOLIO TURNOVER RATE	78%	113%		108	%(e)

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) The Fund began offering Institutional Class shares on October 21, 2008.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(f) Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.

December 31, 2010	126	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$10.63	$7.99		$12.73	$13.90	$13.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.12)	(0.11)		(0.11)	(0.13)	(0.14)
Net realized and unrealized gain/(loss) on investments	3.06	2.75		(4.59)	0.44	1.86

Total from Investment Operations	2.94	2.64		(4.70)	0.31	1.72

LESS DISTRIBUTIONS:
From capital gains	—	—		(0.04)	(1.48)	(1.39)

Total Distributions	—	—		(0.04)	(1.48)	(1.39)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.94	2.64		(4.74)	(1.17)	0.33

NET ASSET VALUE, END OF PERIOD	$13.57	$10.63		$7.99	$12.73	$13.90

TOTAL RETURN(c)	27.66%	33.04%		(36.91)%	1.97%	12.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$46,785	$51,177		$92,675	$174,019	$177,429
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.85)%	(1.03)%		(0.95)%	(0.96)%	(1.05)%
Operating expenses including reimbursement/waiver	1.29%	1.29	%(d)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	1.41%	1.38%		1.35%	1.36%	1.40%
PORTFOLIO TURNOVER RATE	78%	113%		108%	76%	84%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Amount represents less than $0.01 per share.

(c) Total return does not reflect the effect of sales charges.

(d) Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

See Notes to Financial Statements	127	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$9.92	$7.49		$12.03	$13.30	$13.06
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.03)	(0.36)		(0.48)	(0.23)	(0.24)
Net realized and unrealized gain/(loss) on investments	2.69	2.79		(4.02)	0.44	1.87

Total from Investment Operations	2.66	2.43		(4.50)	0.21	1.63

LESS DISTRIBUTIONS:
From capital gains	—	—		(0.04)	(1.48)	(1.39)

Total Distributions	—	—		(0.04)	(1.48)	(1.39)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00 (b)	0.00 (b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.66	2.43		(4.54)	(1.27)	0.24

NET ASSET VALUE, END OF PERIOD	$12.58	$9.92		$7.49	$12.03	$13.30

TOTAL RETURN(c)	26.81%	32.44%		(37.40)%	1.31%	12.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,812	$2,555		$2,623	$8,593	$10,617
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.48)%	(1.68)%		(1.65)%	(1.61)%	(1.72)%
Operating expenses including reimbursement/waiver	1.94%	1.94	%(d)	n/a	n/a	n/a
Operating expenses excluding reimbursement/waiver	2.06%	2.04%		2.04%	2.01%	2.07%
PORTFOLIO TURNOVER RATE	78%	113%		108%	76%	84%

(a) Prior to May 1, 2008, the Forward Growth Fund was known as the Forward Emerald Growth Fund.

(b) Amount represents less than $0.01 per share.

(c) Total return does not reflect the effect of sales charges.

(d) Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

December 31, 2010	128	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$8.48		$8.63	$19.40		$18.23		$15.01
INCOME/(LOSS) FROM OPERATIONS:(b)
Net investment income	0.20	(c)	0.27 (c)	0.66		0.14		0.09
Net realized and unrealized gain/(loss) on investments	1.32		2.82	(11.00)		2.32		4.99

Total from Investment Operations	1.52		3.09	(10.34)		2.46		5.08

LESS DISTRIBUTIONS:
From investment income	(0.51)		(3.24)	(0.12)		(0.13)		(0.12)
From capital gains	—		—	(0.31)		(1.18)		(1.74)

Total Distributions	(0.51)		(3.24)	(0.43)		(1.31)		(1.86)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—		0.02		0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.01		(0.15)	(10.77)		1.17		3.22

NET ASSET VALUE, END OF PERIOD	$9.49		$8.48	$8.63		$19.40		$18.23

TOTAL RETURN	17.97%		35.88%	(53.22)%		13.39%		34.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,100		$4,954	$12,494		$59,726		$33,823
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.31%		2.97%	2.32%		0.90%		0.53%
Operating expenses including reimbursement/waiver	1.51	%(h)	1.34%	1.30	%(g)	1.25	%(f)	1.42	%(e)
Operating expenses excluding reimbursement/waiver	3.92%		1.81%	1.70%		1.48%		1.80%
PORTFOLIO TURNOVER RATE	113%		73%	94%		63%		94%

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the fund.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

(e) Effective May 1, 2006, the net expense limitation changed from 1.69% to 1.29%.

(f) Effective May 1, 2007, the net expense limitation changed from 1.29% to 1.24%.

(g) Effective May 1, 2008, the net expense limitation changed from 1.24% to 1.34%.

(h) Effective May 1, 2010, the net expense limitation changed from 1.34% to 1.60%. Effective December 1, 2010, the net expense limitation changed from 1.60% to 1.49%.

See Notes to Financial Statements	129	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Dividend Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010(a)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007 (b)
NET ASSET VALUE, BEGINNING OF PERIOD	$7.23		$8.62	$19.41	$19.99
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment income	0.21	(d)	0.29 (d)	0.43	0.09
Net realized and unrealized gain/(loss) on investments	1.11		2.79	(10.76)	0.66

Total from Investment Operations	1.32		3.08	(10.33)	0.75

LESS DISTRIBUTIONS:
From investment income	(0.43)		(4.47)	(0.15)	(0.16)
From capital gains	—		—	(0.31)	(1.18)

Total Distributions	(0.43)		(4.47)	(0.46)	(1.34)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—		—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.89		(1.39)	(10.79)	(0.58)

NET ASSET VALUE, END OF PERIOD	$8.12		$7.23	$8.62	$19.41

TOTAL RETURN	18.30%		35.84%	(53.12)%	3.59	%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,721		$283	$13,036	$23,078
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.86%		3.12%	2.82%	0.95	%(f)
Operating expenses including reimbursement/waiver	1.16	%(h)	0.99%	0.99%	0.99	%(f)
Operating expenses excluding reimbursement/waiver	3.54%		1.39%	1.42%	1.23	%(f)
PORTFOLIO TURNOVER RATE	113%		73%	94%	63	%(g)

(a) Prior to May 1, 2010, the Forward International Dividend Fund was known as the Forward International Equity Fund.

(b) The Fund began offering Institutional Class shares on May 1, 2007.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Per share numbers have been calculated using the average shares method.

(e) Not Annualized.

(f) Annualized.

(g) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

(h) Effective May 1, 2010, the net expense limitation changed from 0.99% to 1.25%. Effective December 1, 2010, the net expense limitation changed from 1.25% to 1.14%.

December 31, 2010	130	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$9.30		$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.42	0.47		0.40	0.08
Net realized and unrealized gain/(loss) on investments	0.25	1.21		(0.87)	0.19

Total from Investment Operations	0.67	1.68		(0.47)	0.27

LESS DISTRIBUTIONS:
From investment income	(0.22)	(0.38)		(0.42)	(0.08)

Total Distributions	(0.22)	(0.38)		(0.42)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.45	1.30		(0.89)	0.19

NET ASSET VALUE, END OF PERIOD	$11.05	$10.60		$9.30	$10.19

TOTAL RETURN	6.47%	18.43%		(4.91)%	2.71	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$5,924	$5,766		$5,073	$4,297
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.80%	4.61%		4.10%	3.57	%(c)
Operating expenses including reimbursement/waiver	1.39%	1.26	%(d)	1.16%	1.24	%(c)
Operating expenses excluding reimbursement/waiver	1.90%	1.41%		1.36%	1.60	%(c)
PORTFOLIO TURNOVER RATE	74%	59%		56%	1	%(b)

(a) The Fund began offering Investor Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2009, the net expense limitation changed from 1.24% to 1.39%.

See Notes to Financial Statements	131	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.55	$9.27	$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.48	0.48	0.44	0.09
Net realized and unrealized gain/(loss) on investments	0.23	1.21	(0.88)	0.19

Total from Investment Operations	0.71	1.69	(0.44)	0.28

LESS DISTRIBUTIONS:
From investment income	(0.24)	(0.41)	(0.48)	(0.09)

Total Distributions	(0.24)	(0.41)	(0.48)	(0.09)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.47	1.28	(0.92)	0.19

NET ASSET VALUE, END OF PERIOD	$11.02	$10.55	$9.27	$10.19

TOTAL RETURN	6.91%	18.70%	(4.60)%	2.77	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$17,469	$16,257	$12,088	$12,858
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.22%	4.89%	4.27%	3.84	%(c)
Operating expenses including reimbursement/waiver	0.99%	0.97%	0.97%	0.99	%(c)
Operating expenses excluding reimbursement/waiver	1.45%	1.13%	1.35%	1.60	%(c)
PORTFOLIO TURNOVER RATE	74%	59%	56%	1	%(b)

(a) The Fund began offering Institutional Class shares on October 5, 2007.

(b) Not Annualized.

(c) Annualized.

December 31, 2010	132	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Fixed Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$9.35		$10.19	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.44	0.42		0.39	0.07
Net realized and unrealized gain/(loss) on investments	0.17	1.23		(0.88)	0.19

Total from Investment Operations	0.61	1.65		(0.49)	0.26

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.34)		(0.35)	(0.07)

Total Distributions	(0.19)	(0.34)		(0.35)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.42	1.31		(0.84)	0.19

NET ASSET VALUE, END OF PERIOD	$11.08	$10.66		$9.35	$10.19

TOTAL RETURN(b)	5.87%	18.00%		(5.00)%	2.63	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,345	$4,445		$3,879	$4,229
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	3.24%	4.24%		3.90%	3.23	%(d)
Operating expenses including reimbursement/waiver	1.94%	1.63	%(e)	1.35%	1.58	%(d)
Operating expenses excluding reimbursement/waiver	2.38%	1.77%		1.36%	1.60	%(d)
PORTFOLIO TURNOVER RATE	74%	59%		56%	1	% (c)

(a) The Fund began offering Class C shares on October 5, 2007.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective May 1, 2009, the net expense limitation changed from 1.89% to 1.94%.

See Notes to Financial Statements	133	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.15	$9.51	$18.04		$18.96		$15.11
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.10	0.12	0.15		0.11		0.08
Net realized and unrealized gain/(loss) on investments	2.41	2.63	(8.56)		0.64		4.34

Total from Investment Operations	2.51	2.75	(8.41)		0.75		4.42

LESS DISTRIBUTIONS:
From investment income	(0.12)	(0.11)	(0.12)		(0.08)		(0.04)
From capital gains	—	—	—		(1.60)		(0.54)

Total Distributions	(0.12)	(0.11)	(0.12)		(1.68)		(0.58)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		0.01		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.39	2.64	(8.53)		(0.92)		3.85

NET ASSET VALUE, END OF PERIOD	$14.54	$12.15	$9.51		$18.04		$18.96

TOTAL RETURN	20.69%	28.89%	(46.60)%		3.82%		29.51%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$95,936	$101,110	$108,661		$274,585		$251,488
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.60%	0.72%	0.91%		0.54%		0.51%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.64%	1.62%	1.58	%(c)	1.60	%(b)	1.56	%(a)
Operating expenses excluding reimbursement/waiver	n/a	n/a	1.61%		1.62%		1.66%
PORTFOLIO TURNOVER RATE	82%	114%	95%		79%		75%

(a) Effective January 2, 2006, the net expense limitation changed from 1.45% to 1.56%.

(b) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

(c) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

December 31, 2010	134	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.16	$9.52	$18.10		$19.02		$15.15
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.12	0.12	0.18		0.14		0.09
Net realized and unrealized gain/(loss) on investments	2.44	2.68	(8.58)		0.68		4.39

Total from Investment Operations	2.56	2.80	(8.40)		0.82		4.48

LESS DISTRIBUTIONS:
From investment income	(0.17)	(0.16)	(0.18)		(0.15)		(0.08)
From capital gains	—	—	—		(1.60)		(0.54)

Total Distributions	(0.17)	(0.16)	(0.18)		(1.75)		(0.62)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		0.01		0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.39	2.64	(8.58)		(0.92)		3.87

NET ASSET VALUE, END OF PERIOD	$14.55	$12.16	$9.52		$18.10		$19.02

TOTAL RETURN	21.10%	29.37%	(46.42)%		4.18%		29.91%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$436,307	$431,875	$329,966		$626,083		$389,983
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.94%	1.10%	1.26%		0.84%		0.77%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.27%	1.25%	1.23	%(c)	1.25	%(b)	1.25	%(a)
Operating expenses excluding reimbursement/waiver	n/a	n/a	1.26%		1.28%		1.28%
PORTFOLIO TURNOVER RATE	82%	114%	95%		79%		75%

(a) Effective January 2, 2006, the net expense limitation changed from 1.20% to 1.26%.

(b) Effective January 2, 2007, the net expense limitation changed from 1.26% to 1.25%.

(c) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	135	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Small Companies Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.16	$9.51	$18.04		$18.95		$15.06
INCOME/(LOSS) FROM OPERATIONS:(a)
Net investment income	0.12	0.08 (b)	0.18		0.03		0.18
Net realized and unrealized gain/(loss) on investments	2.37	2.66	(8.59)		0.76		4.23

Total from Investment Operations	2.49	2.74	(8.41)		0.79		4.41

LESS DISTRIBUTIONS:
From investment income	(0.10)	(0.09)	(0.12)		(0.11)		(0.01)
From capital gains	—	—	—		(1.60)		(0.54)

Total Distributions	(0.10)	(0.09)	(0.12)		(1.71)		(0.55)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		0.01		0.03

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.39	2.65	(8.53)		(0.91)		3.89

NET ASSET VALUE, END OF PERIOD	$14.55	$12.16	$9.51		$18.04		$18.95

TOTAL RETURN(c)	20.44%	28.80%	(46.64)%		4.03%		29.55%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,290	$1,247	$2,010		$5,632		$3,416
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver/repayment of previously waived fees	0.51%	0.77%	0.91%		0.52%		0.71%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.79%	1.72%	1.61	%(f)	1.52	%(e)	1.47	%(d)
Operating expenses excluding reimbursement/waiver	n/a	n/a	1.63%		1.53%		1.48%
PORTFOLIO TURNOVER RATE	82%	114%	95%		79%		75%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Total return does not reflect the effect of sales charges.

(d) Effective January 2, 2006, the net expense limitation changed from 1.78% to 1.56%.

(e) Effective January 2, 2007, the net expense limitation changed from 1.56% to 1.60%.

(f) Effective February 1, 2008, the Advisor had not agreed to limit the expenses.

December 31, 2010	136	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward International Small Companies Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.04
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.13
Net realized and unrealized gain on investments	2.55

Total from Investment Operations	2.68

LESS DISTRIBUTIONS:
From investment income	(0.17)
From capital gains	—

Total Distributions	(0.17)

NET INCREASE IN NET ASSET VALUE	2.51

NET ASSET VALUE, END OF PERIOD	$14.55

TOTAL RETURN	22.30	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$72
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.19	%(c)
Operating expenses	1.29	%(c)
PORTFOLIO TURNOVER RATE	82	%(d)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	137	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	PERIOD ENDED DECEMBER 31, 2007 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.04	$7.44	$11.66	$10.53
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.11 (b)	0.30	0.08	0.09
Net realized and unrealized gain/(loss) on investments	1.15	1.51	(4.22)	1.12

Total from Investment Operations	1.26	1.81	(4.14)	1.21

LESS DISTRIBUTIONS:
From investment income	(0.09)	(0.21)	(0.08)	(0.09)

Total Distributions	(0.09)	(0.21)	(0.08)	(0.09)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	1.60	(4.22)	1.13

NET ASSET VALUE, END OF PERIOD	$10.21	$9.04	$7.44	$11.66

TOTAL RETURN	13.98%	24.34%	(35.48)%	11.59	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,898	$990	$5,016	$6,683
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.22%	1.14%	0.91%	0.95	%(d)
Operating expenses including reimbursement/waiver	0.99%	0.99%	0.99%	0.99	%(d)
Operating expenses excluding reimbursement/waiver	1.35%	1.67%	1.29%	1.52	%(d)
PORTFOLIO TURNOVER RATE	73%	182%	89%	75	%(e)

(a) The Fund began offering Institutional Class shares on January 31, 2007.

(b) Per share amounts calculated based on the average shares outstanding during the period.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.

December 31, 2010	138	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.17	$7.45	$11.65		$10.40		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.07	0.04	0.04		0.06		0.02
Net realized and unrealized gain/(loss) on investments	1.16	1.73	(4.20)		1.24		0.40

Total from Investment Operations	1.23	1.77	(4.16)		1.30		0.42

LESS DISTRIBUTIONS:
From investment income	(0.06)	(0.05)	(0.04)		(0.06)		(0.02)

Total Distributions	(0.06)	(0.05)	(0.04)		(0.06)		(0.02)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		0.01		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	1.72	(4.20)		1.25		0.40

NET ASSET VALUE, END OF PERIOD	$10.34	$9.17	$7.45		$11.65		$10.40

TOTAL RETURN(b)	13.45%	23.78%	(35.70)%		12.58%		4.24	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$15,266	$13,761	$8,102		$12,291		$10,425
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.75%	0.64%	0.44%		0.52%		1.44	%(d)
Operating expenses including reimbursement/waiver	1.49%	1.49%	1.44	%(f)	1.34	%(e)	1.35	%(d)
Operating expenses excluding reimbursement/waiver	1.85%	2.01%	1.73%		1.87%		1.84	%(d)
PORTFOLIO TURNOVER RATE	73%	182%	89%		75%		0	%(c)

(a) The Fund began offering Class A shares on October 31, 2006.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Effective January 2, 2007, the net expense limitation changed from 1.35% to 1.34%.

(f) Effective May 1, 2008, the net expense limitation changed from 1.34% to 1.49%.

See Notes to Financial Statements	139	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.08		$5.84		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.41		0.48		0.47
Net realized and unrealized gain/(loss) on investments	(0.07)		2.19		(1.68)

Total from Investment Operations	0.34		2.67		(1.21)

LESS DISTRIBUTIONS:
From investment income	(0.39)		(0.43)		(0.58)
From capital gains	(0.07)		—		—

Total Distributions	(0.46)		(0.43)		(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)		2.24		(1.79)

NET ASSET VALUE, END OF PERIOD	$7.96		$8.08		$5.84

TOTAL RETURN	4.17%		46.56%		(16.59	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$136,654		$61,043		$12,867
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.39%		8.48%		13.10	%(c)
Operating expenses including reimbursement/waiver	1.98	%(f)	1.93	%(e)	1.84	%(c)
Operating expenses excluding reimbursement/waiver	2.14%		2.22%		2.52	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	5.15%		6.61%		8.79	%(c)
Operating expenses including reimbursement/waiver	3.22	%(f)	3.80	%(e)	6.14	%(c)
Operating expenses excluding reimbursement/waiver	3.39%		4.09%		6.82	%(c)
PORTFOLIO TURNOVER RATE	89%		221%		311	%(d)

(a) The Fund began offering Investor Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(e) Effective May 1, 2009, the net expense limitation changed from 1.84% to 1.95%.

(f) Effective May 1, 2010, the net expense limitation changed from 1.95% to 1.99%.

December 31, 2010	140	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010		YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.03		$5.81		$7.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.48		0.54		0.39
Net realized and unrealized gain/(loss) on investments	(0.11)		2.14		(1.59)

Total from Investment Operations	0.37		2.68		(1.20)

LESS DISTRIBUTIONS:
From investment income	(0.42)		(0.46)		(0.62)
From capital gains	(0.07)		—		—

Total Distributions	(0.49)		(0.46)		(0.62)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)		2.22		(1.82)

NET ASSET VALUE, END OF PERIOD	$7.91		$8.03		$5.81

TOTAL RETURN	4.54%		47.08%		(16.35	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$16,994		$4,787		$793
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.82%		8.89%		12.49	%(c)
Operating expenses including reimbursement/waiver	1.63	%(f)	1.57	%(e)	1.49	%(c)
Operating expenses excluding reimbursement/waiver	1.80%		1.86%		2.53	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	5.57%		7.01%		8.58	%(c)
Operating expenses including reimbursement/waiver	2.88	%(f)	3.45	%(e)	5.40	%(c)
Operating expenses excluding reimbursement/waiver	3.06%		3.74%		6.44	%(c)
PORTFOLIO TURNOVER RATE	89%		221%		311	%(d)

(a) The Fund began offering Institutional Class shares on May 1, 2008.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(e) Effective May 1, 2009, the net expense limitation changed from 1.49% to 1.60%.

(f) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

See Notes to Financial Statements	141	December 31, 2010

Financial Highlights

For a share outstanding throughout the period presented.

Forward Long/Short Credit Analysis Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.14
Net realized and unrealized loss on investments	(0.63)

Total from Investment Operations	(0.49)

LESS DISTRIBUTIONS:
From investment income	(0.19)
From capital gains	(0.07)

Total Distributions	(0.26)

NET DECREASE IN NET ASSET VALUE	(0.75)

NET ASSET VALUE, END OF PERIOD	$7.95

TOTAL RETURN(b)	(5.69	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,360
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	5.63	%(d)
Operating expenses including reimbursement/waiver	2.14	%(d)
Operating expenses excluding reimbursement/waiver	2.36	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	4.46	%(d)
Operating expenses including reimbursement/waiver	3.31	%(d)
Operating expenses excluding reimbursement/waiver	3.53	%(d)
PORTFOLIO TURNOVER RATE	89	%(e)

(a) The Fund began offering Class A shares on September 1, 2010.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2010	142	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Long/Short Credit Analysis Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010		PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.10		$7.26
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.39		0.29
Net realized and unrealized gain/(loss) on investments	(0.10)		0.88

Total from Investment Operations	0.29		1.17

LESS DISTRIBUTIONS:
From investment income	(0.35)		(0.33)
From capital gains	(0.07)		—

Total Distributions	(0.42)		(0.33)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.13)		0.84

NET ASSET VALUE, END OF PERIOD	$7.97		$8.10

TOTAL RETURN(b)	3.50%		16.37	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$15,357		$4,377
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	5.75%		9.32	%(d)
Operating expenses including reimbursement/waiver	2.58	%(f)	2.24	%(d)
Operating expenses excluding reimbursement/waiver	2.76%		2.41	%(d)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	4.51%		6.55	%(d)
Operating expenses including reimbursement/waiver	3.82	%(f)	5.01	%(d)
Operating expenses excluding reimbursement/waiver	4.00%		5.18	%(d)
PORTFOLIO TURNOVER RATE	89%		221	%(e)

(a) The Fund began offering Class C shares on June 3, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

(f) Effective May 1, 2010, the net expense limitation changed from 2.55% to 2.59%.

See Notes to Financial Statements	143	December 31, 2010

Financial Highlights

For a share outstanding throughout the period presented.

Forward Long/Short Credit Analysis Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.17
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.40
Net realized and unrealized loss on investments	(0.17)

Total from Investment Operations	0.23

LESS DISTRIBUTIONS:
From investment income	(0.42)
From capital gains	(0.07)

Total Distributions	(0.49)

NET DECREASE IN NET ASSET VALUE	(0.26)

NET ASSET VALUE, END OF PERIOD	$7.91

TOTAL RETURN	2.73	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,930
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	6.85	%(c)
Operating expenses including reimbursement/waiver	1.63	%(c)(d)
Operating expenses excluding reimbursement/waiver	1.85	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	5.50	%(c)
Operating expenses including reimbursement/waiver	2.98	%(c)(d)
Operating expenses excluding reimbursement/waiver	3.20	%(c)
PORTFOLIO TURNOVER RATE	89	%(e)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Effective May 1, 2010, the net expense limitation changed from 1.60% to 1.64%.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2010	144	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.69	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.24)	(0.05)
Net realized and unrealized gain on investments	0.81	0.74

Total from Investment Operations	0.57	0.69

NET INCREASE IN NET ASSET VALUE	0.57	0.69

NET ASSET VALUE, END OF PERIOD	$26.26	$25.69

TOTAL RETURN	2.22%	2.76	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$313,875	$133,848
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.05)%	(1.28	)%(c)
Operating expenses including reimbursement/waiver	1.80%	1.82	%(c)
Operating expenses excluding reimbursement/waiver	1.80%	1.82	%(c)
PORTFOLIO TURNOVER RATE	762%	758	%(b)

(a) The Fund began offering Investor Class shares on September 14, 2009.

(b) Not Annualized.

(c) Annualized.

See Notes to Financial Statements	145	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.71	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.17)	(0.01)
Net realized and unrealized gain on investments	0.83	0.72

Total from Investment Operations	0.66	0.71

NET INCREASE IN NET ASSET VALUE	0.66	0.71

NET ASSET VALUE, END OF PERIOD	$26.37	$25.71

TOTAL RETURN	2.57%	2.84	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$151,485	$64,399
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.70)%	(0.36	)%(c)
Operating expenses including reimbursement/waiver	1.44%	1.50	%(c)
Operating expenses excluding reimbursement/waiver	1.44%	1.53	%(c)
PORTFOLIO TURNOVER RATE	762%	758	%(b)

(a) The Fund began offering Institutional Class shares on September 14, 2009.

(b) Not Annualized.

(c) Annualized.

December 31, 2010	146	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Growth Fund

	CLASS A
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.19
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.10)
Net realized and unrealized gain on investments	0.10

Total from Investment Operations	0.00

NET INCREASE IN NET ASSET VALUE	0.00

NET ASSET VALUE, END OF PERIOD	$26.19

TOTAL RETURN(b)	0.00	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$74,910
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.99	)%(d)
Operating expenses including reimbursement/waiver	2.00	%(d)
Operating expenses excluding reimbursement/waiver	2.00	%(d)
PORTFOLIO TURNOVER RATE	762	%(e)

(a) The Fund began offering Class A shares on March 12, 2010.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	147	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Tactical Growth Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.65	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.22)	(0.06)
Net realized and unrealized gain on investments	0.63	0.71

Total from Investment Operations	0.41	0.65

NET INCREASE IN NET ASSET VALUE	0.41	0.65

NET ASSET VALUE, END OF PERIOD	$26.06	$25.65

TOTAL RETURN(b)	1.60%	2.60	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$119,659	$23,250
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(1.57)%	(1.71	)%(d)
Operating expenses including reimbursement/waiver	2.41%	2.43	%(d)
Operating expenses excluding reimbursement/waiver	2.41%	2.44	%(d)
PORTFOLIO TURNOVER RATE	762%	758	%(c)

(a) The Fund began offering Class C shares on September 14, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

December 31, 2010	148	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Tactical Growth Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.58
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.07)
Net realized and unrealized gain on investments	0.86

Total from Investment Operations	0.79

NET INCREASE IN NET ASSET VALUE	0.79

NET ASSET VALUE, END OF PERIOD	$26.37

TOTAL RETURN	3.09	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$197,655
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver	(0.57	)%(c)
Operating expenses including reimbursement/waiver	1.49	%(c)
Operating expenses excluding reimbursement/waiver	1.49	%(c)
PORTFOLIO TURNOVER RATE	762	%(d)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	149	December 31, 2010

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust has 35 registered funds. This annual report describes 10 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Banking and Finance Fund (“Banking and Finance Fund”), the Forward Emerging Markets Fund (“Emerging Markets Fund”), the Forward Focus Fund (prior to October 20, 2010, known as the Forward Legato Fund) (“Focus Fund”), the Forward Growth Fund (“Growth Fund”), the Forward International Dividend Fund (prior to May 1, 2010, known as the Forward International Equity Fund) (“International Dividend Fund”), the Forward International Fixed Income Fund (“International Fixed Income Fund”), the Forward International Small Companies Fund (“International Small Companies Fund”), the Forward Large Cap Equity Fund (“Large Cap Equity Fund”), the Forward Long/Short Credit Analysis Fund (“Long/Short Credit Analysis Fund”) and the Forward Tactical Growth Fund (“Tactical Growth Fund”).

The Banking and Finance Fund seeks to achieve long-term growth through capital appreciation with income as a secondary objective. The Emerging Markets Fund seeks to achieve long-term growth of capital and invests primarily in the equity securities of emerging market countries. The Focus Fund seeks to achieve high total returns and invests primarily in the equity securities of companies that have small to medium market capitalization and offer future growth potential. The Growth Fund seeks to achieve long-term growth of capital through capital appreciation and invests in stocks and securities convertible into stocks. The International Dividend Fund seeks to achieve high total return (capital appreciation and income) and invests primarily in the equity securities of companies organized or located outside of the U.S. The International Fixed Income Fund seeks to achieve high total return (capital appreciation and income) and invests in a non-diversified portfolio of fixed income securities of companies and governments located outside the U.S. The International Small Companies Fund seeks to achieve long-term growth of capital and invests in equity securities of companies with small market capitalizations located outside the U.S. The Large Cap Equity Fund seeks to achieve high total return and invests primarily in equity securities of companies that have large capitalizations. The Long/Short Credit Analysis Fund seeks to maximize total return (capital appreciation and income) by investing primarily in a non-diversified portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging market debt, floating rate or zero coupon securities and non-convertible preferred securities that are actively traded in the public markets. The Tactical Growth Fund seeks to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

The Banking and Finance Fund offers Investor Class, Class A and Class C shares; the Emerging Markets Fund offers Investor Class, Institutional Class and Class M shares; the Focus Fund offers Investor Class, Institutional Class and Class A shares; the Growth Fund offers Institutional Class, Class A and Class C shares; the International Dividend Fund offers Investor Class and Institutional Class shares; the International Fixed Income Fund offers Investor Class, Institutional Class and Class C shares; the International Small Companies Fund offers Investor Class, Institutional Class, Class A and Class M shares; the Large Cap Equity Fund offers

December 31, 2010	150

Notes to Financial Statements

Institutional Class and Class A shares; the Long/Short Credit Analysis Fund offers Investor Class, Institutional Class, Class A, Class C and Class M shares; and the Tactical Growth Fund offers Investor Class, Institutional Class, Class A, Class C and Class M shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares of all Funds are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Funds for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months of purchase, in accordance with each Fund’s prospectus. Class C shares of all Funds are subject to a 1.00% CDSC for redemptions made within one year of purchase, in accordance with each Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2010.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists,

151	December 31, 2010

Notes to Financial Statements

the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from an independent pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

December 31, 2010	152

Notes to Financial Statements

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Each Fund (excluding the Growth Fund) may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2010, the Long/Short Credit Analysis Fund held securities sold short with a market value of $95,153,495. The other Funds held no securities sold short at December 31, 2010.

153	December 31, 2010

Notes to Financial Statements

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. Each Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2010, the Growth Fund and the International Small Companies Fund had securities on loan valued at $6,229,907 and $20,949,857, respectively, and received cash collateral with a value of $6,378,369 and $25,468,545, respectively. As of December 31, 2010 the other Funds had no securities on loan.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

December 31, 2010	154

Notes to Financial Statements

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2010.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Banking and Finance Fund
Common Stocks(a)	$43,999,379	—	—	$43,999,379
Short-Term Bank Debt Instruments	—	$925,273	—	925,273

Total	$43,999,379	$925,273	—	$44,924,652

Emerging Markets Fund
Common Stocks
Brazil	$17,715,275	—	—	$17,715,275
Chile	1,019,293	—	—	1,019,293
China	28,814,868	—	$792,023	29,606,891
Columbia	994,544	—	—	994,544

155	December 31, 2010

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Emerging Markets Fund (continued)
Common Stocks (continued)
Hong Kong	$2,614,492	—	—	$2,614,492
Hungary	305,971	—	—	305,971
India	8,472,065	—	—	8,472,065
Indonesia	7,970,538	—	—	7,970,538
Malaysia	4,712,143	—	—	4,712,143
Mexico	7,576,684	—	—	7,576,684
Philippines	978,242	—	—	978,242
Poland	1,288,668	—	—	1,288,668
Russia	14,176,608	—	—	14,176,608
South Africa	9,357,482	—	—	9,357,482
South Korea	26,034,105	—	—	26,034,105
Taiwan	19,551,273	—	—	19,551,273
Thailand	3,597,037	—	—	3,597,037
Turkey	961,016	—	—	961,016
Investment Holding Companies(a)	40,300	—	—	40,300
Loan Participation Notes(a)	—	$1,798,929	—	1,798,929
Preferred Stocks
Brazil	9,709,391	—	$1,014,398	10,723,789
Russia	2,400,034	—	—	2,400,034
Short-Term Bank Debt Instruments	—	20,826,049	—	20,826,049

Total	$168,290,029	$22,624,978	$1,806,421	$192,721,428

Focus Fund
Common Stocks(a)	$11,248,709	—	—	$11,248,709
Short-Term Bank Debt Instruments	—	$589,292	—	589,292

Total	$11,248,709	$589,292	—	$11,838,001

Growth Fund
Common Stocks(a)	$113,318,640	—	—	$113,318,640
Short-Term Bank Debt Instruments	—	$1,357,840	—	1,357,840
Investments Purchased with Cash Collateral From Securities Loaned	6,378,369	—	—	6,378,369

Total	$119,697,009	$1,357,840	—	$121,054,849

International Dividend Fund
Common Stocks
Other Countries(a)	$5,596,403	—	—	$5,596,403
Vietnam	—	—	$51,800	51,800
Short-Term Bank Debt Instruments	—	$178,220	—	178,220

Total	$5,596,403	$178,220	$51,800	$5,826,423

International Fixed-Income Fund
Foreign Government Obligations(a)	—	$16,653,358	—	$16,653,358
Corporate Bonds(a)	—	6,871,525	—	6,871,525
Credit Linked Notes(a)	—	591,366	—	591,366
Short-Term Bank Debt Instruments	—	888,707	—	888,707

Total	—	$25,004,956	—	$25,004,956

December 31, 2010	156

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

International Small Companies Fund
Common Stocks(a	$519,376,933	—	—	$519,376,933
Preferred Stocks(a)	6,221,460	—	—	6,221,460
Short-Term Bank Debt Instruments	—	$7,641,069	—	7,641,069
Investments Purchased with Cash Collateral From Securities Loaned	25,468,545	—	—	25,468,545

Total	$551,066,938	$7,641,069	—	$558,708,007

Large Cap Equity Fund
Common Stocks(a)	$17,110,667	—	—	$17,110,667
Short-Term Bank Debt Instruments	—	$1,064,849	—	1,064,849

Total	$17,110,667	$1,064,849	—	$18,175,516

Long/Short Credit Analysis Fund
Municipal Bonds(a)	—	$264,580,686	$792,000	$265,372,686
Corporate Bonds(a)	—	26,093,851	—	26,093,851
Preferred Stocks(a)	$1,896,537	1,532,344	—	3,428,881
Short-Term Bank Debt Instruments	—	3,026,634	—	3,026,634

Total	$1,896,537	$295,233,515	$792,000	$297,922,052

Tactical Growth Fund
Exchange-Traded Funds	$431,461,075	—	—	$431,461,075
Short-Term Bank Debt Instruments	—	$389,599,680	—	389,599,680

Total	$431,461,075	$389,599,680	—	$821,060,755

(a) For detailed descriptions of sector, industry, country or state, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS (a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Emerging Markets Fund
Assets
Futures Contracts	$961,720	—	—	$961,720

Total	$961,720	—	—	$961,720

International Fixed-Income Fund
Assets
Forward Foreign Currency Contracts	—	$38,263	—	$38,263
Liabilities
Futures Contracts	$(731)	—	—	(731)
Forward Foreign Currency Contracts		(30,409)		(30,409)

Total	$(731)	$7,854	—	$7,123

Long/Short Credit Analysis Fund
Liabilities
Securities Sold Short
Corporate Bonds	—	$(8,824,771)	—	$(8,824,771)
Government Bonds	—	(86,328,724)	—	(86,328,724)

Total	—	$(95,153,495)	—	$(95,153,495)

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures and forward contracts.

157	December 31, 2010

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Emerging Markets Fund	Common Stocks	Preferred Stocks
Balance as of December 31, 2009	$0	$0
Realized gain/(loss)(a)	0	198,460
Change in unrealized appreciation(a)	0	338,414
Net purchase/(sales)	0	477,524
Transfers in and/(out) of Level 3	792,023	0

Balance as of December 31, 2010	$792,023	$1,014,398

Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2010	$(219,331)	$338,414

International Dividend Fund		Common Stocks
Balance as of December 31, 2009		$0
Realized gain/(loss)		0
Change in unrealized appreciation(a)		0
Net purchase/(sales)		51,800
Transfers in and/(out) of Level 3		0

Balance as of December 31, 2010		$51,800

Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2010		$0

Long/Short Credit Analysis Fund		Municipal Bonds
Balance as of December 31, 2009		$2,000,000
Realized gain/(loss)(a)		(47,500)
Change in unrealized depreciation(a)		(8,000)
Net purchase/(sales)		(1,152,500)
Transfers in and/(out) of Level 3		0

Balance as of December 31, 2010		$792,000

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2010		$(8,000)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

During the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2010, the other Funds did not have significant transfers between the fair value levels designated above and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For

December 31, 2010	158

Notes to Financial Statements

example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: The International Fixed Income Fund invests in foreign currency exchange contracts for hedging purposes, to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a

159	December 31, 2010

Notes to Financial Statements

foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations.

Option Writing/Purchasing: The Funds (excluding the Growth Fund) may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2010, the Funds held no purchased or written options.

Written option activity for the year ended December 31, 2010 was as follows:

International Fixed Income Fund

WRITTEN PUT OPTIONS	NUMBER OF CONTRACTS	PREMIUM
Outstanding as of December 31, 2009	0	$0
Option written	16	1,040
Exercised or closed	(16)	(1,040)

Outstanding as of December 31, 2010	0	$0

Futures: The Funds (excluding the Banking and Finance Fund and the Growth Fund) may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin

December 31, 2010	160

Notes to Financial Statements

requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2010, the Emerging Markets Fund and the International Fixed Income Fund had futures contracts outstanding with an unrealized gain/(loss) of $961,720 and $(731), respectively. The other Funds held no futures contracts at December 31, 2010.

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2010(a)

	ASSET DERIVATIVES		LIABILITIES DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
Emerging Markets Fund
Equity Contracts	Variation Margin Receivable/Unrealized Appreciation(b)	$961,720	Variation Margin Payable/Unrealized Depreciation	—

Total		$961,720		—

International Fixed Income Fund
Interest Rate Contracts	Variation Margin Receivable/Unrealized Appreciation	—	Variation Margin Payable/Unrealized Depreciation(b)	$731
Foreign Exchange Contracts	Unrealized gain on forward contracts	$38,263	Unrealized loss on forward contracts	30,409

Total		$38,263		$31,140

(a) For open derivative instruments as of December 31, 2010, see the Portfolio of Investments, which is also indicative of the activity for the year ended December 31, 2010.

(b) Includes cumulative appreciation/(depreciation) on futures as reported on the Portfolio of Investments.

There were no other Funds that held derivatives instruments during the year ended December 31, 2010.

161	December 31, 2010

Notes to Financial Statements

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2010:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAINS/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Emerging Markets Fund
Equity Contracts	Net realized gain on futures contracts/Net change in unrealized appreciation on futures contracts	$727,678	$941,017

Total		$727,678	$941,017

International Fixed Income Fund
Interest Rate Contracts	Net realized loss on futures contracts /Net change in unrealized appreciation on futures contracts	$(63,116)	$9,094
Interest Rate Contracts	Net realized gain on option contracts	1,212	—
Foreign Exchange Contracts	Net realized gain/(loss) on foreign currency transactions/Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currency transactions	(11,782)	4,870

Total		$(73,686)	$13,964

International Small Companies Fund
Equity Contracts	Net realized gain on investments/Net change in unrealized appreciation on investments	$38,435	—

		$38,435	—

Tactical Growth Fund
Equity Contracts	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$(733,839)	$(209,193)

Total		$(733,839)	$(209,193)

There were no other Funds that held Derivative Instruments on the Statement of Operations as of December 31, 2010.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Banking and Finance Fund, Emerging Markets Fund, Focus Fund, Growth Fund, International Dividend Fund, International Small Companies Fund, Large Cap Equity Fund and Tactical Growth Fund and quarterly for the International Fixed Income Fund and Long/Short Credit Analysis Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the

December 31, 2010	162

Notes to Financial Statements

recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

163	December 31, 2010

Notes to Financial Statements

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than the lesser of shares valued at $15 million or 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitated the day-to-day operations of ReFlow until November 15, 2010, and ReFlow Services LLC, the entity that currently facilitates the day-to-day operations of ReFlow, are both under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by Banking and Finance Fund, Emerging Markets Fund, Growth Fund, International Dividend Fund, International Fixed Income Fund, International Small Companies Fund and Large Cap Equity Fund during the year ended December 31, 2010 are recorded in the Statement of Operations. During that same period, there were no ReFlow fees incurred by the other Funds.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2010, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Banking and Finance Fund	1.00% up to and including $100 million 0.90% over $100 million

Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion

Focus Fund(a)	0.75%

Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million

International Dividend Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion

December 31, 2010	164

Notes to Financial Statements

FUND	ADVISORY FEE
International Fixed Income Fund	0.70% up to and including $500 million 0.64% over $500 million up to and including $1 billion 0.58% over $1 billion up to and including $5 billion 0.52% over $5 billion

International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion

Large Cap Equity Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion

Long/Short Credit Analysis Fund	1.50%

Tactical Growth Fund	1.25%

(a) Prior to November 1, 2010, the Focus Fund paid an advisory fee of 1.00% on net assets up to and including $500 million and 0.85% on net assets over $500 million.

The Trust and Forward Management have entered into investment sub-advisory agreements with Emerald Mutual Fund Advisers Trust (“Emerald”) for Banking and Finance Fund and Growth Fund; Pictet Asset Management Ltd (“PAM Ltd”) for Emerging Markets Fund and International Small Companies Fund; Pictet Asset Management SA (“PAM SA”) for International Fixed Income Fund (See Note 11—Subsequent Events); Cedar Ridge Partners, LLC (“Cedar Ridge”) for Long/Short Credit Analysis Fund; and Broadmark Asset Management, LLC (“Broadmark”) for Tactical Growth Fund (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates, based on each Fund’s average daily net assets:

FUND	SUB-ADVISORY FEE
Banking and Finance Fund	0.65% up to and including $100 million 0.55% over $100 million

Emerging Markets Fund	0.80% up to and including $250 million 0.75% over $250 million

Growth Fund	0.40% up to and including $250 million 0.30% over $250 million up to and including $500 million 0.20% over $500 million up to and including $750 million 0.10% over $750 million

International Fixed Income Fund	0.35% up to and including $500 million 0.32% over $500 million up to and including $1 billion 0.29% over $1 billion up to and including $5 billion 0.26% over $5 billion

International Small Companies Fund	0.60%

Long/Short Credit Analysis Fund	1.00%

Tactical Growth Fund	0.70%

165	December 31, 2010

Notes to Financial Statements

Prior to October 20, 2010, the Focus Fund and Forward Management had sub-advisory agreements with: Netols Asset Management Inc. (“Netols”), Conestoga Capital Investment Advisors, LLC (“CCA”) and Riverbridge Partners, LLC (each a “Sub-Advisor” and collectively, the “Sub-Advisors”). Pursuant to these agreements, the Sub-Advisors provided investment sub-advisory services to the Fund and were entitled to receive a fee from Forward Management calculated daily and payable monthly at the annual rate of 0.60%, based on average daily net assets. The fee each Sub-Advisor received from Forward Management was based on the average daily net assets of the Fund allocated to each Sub-Advisor.

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A		CLASS C	CLASS M	END DATE
Emerging Markets Fund	1.39%	1.79%	N/A		N/A	1.39%	April 30, 2011
Focus Fund(a)	0.99%	1.34%	1.49%		N/A	N/A	April 30, 2011
Growth Fund	0.99%	N/A	1.29%		1.94%	N/A	April 30, 2011
International Dividend Fund(b)	1.14%	1.49%	N/A		N/A	N/A	April 30, 2011
International Fixed Income Fund	0.99%	1.39%	N/A		1.94%	N/A	April 30, 2011
Large Cap Equity Fund	0.99%	N/A	1.49%		N/A	N/A	April 30, 2011
Long/Short Credit Analysis Fund(c)	1.64%	1.99%	2.14	%(d)	2.59%	1.64%	April 30, 2011
Tactical Growth Fund	1.59%	1.94%	2.09%		2.54%	1.59%	April 30, 2011

(a) From January 1, 2010 to April 30, 2010, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Investor Class, and Class A shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.29%, 1.69%, and 1.84% , respectively. From May 1, 2010 to October 31, 2010, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Investor Class, and Class A shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.36%, 1.71%, and 1.86%, respectively.

(b) From January 1, 2010 to April 30, 2010, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class and Investor Class shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 0.99% and 1.34%, respectively. From May 1, 2010 to November 30, 2010, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class and Investor Class shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.25% and 1.60%, respectively.

(c) From January 1, 2010 to April 30, 2010, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Investor Class and Class C shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.60%, 1.95% and 2.55%, respectively., and from February 1, 2010 to April 30, 2010, Forward Management contractually agreed to waive a portion of its fees in amounts necessary to limit the Fund’s Class M shares’ operating expenses to an annual rate (as a percentage of the average daily net assets) of 1.60%.

(d) Expense limitation in effect until April 30, 2012.

December 31, 2010	166

Notes to Financial Statements

For the year ended December 31, 2010, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Emerging Markets Fund
Investor Class	$93,403	$0	$93,403
Institutional Class	489,489	0	489,489
Class M(a)	501	0	501
Focus Fund
Investor Class	9,758	0	9,758
Institutional Class	35,885	0	35,885
Class A	48,395	0	48,395
Growth Fund
Institutional Class	61,964	0	61,964
Class A	56,132	0	56,132
Class C	2,818	0	2,818
International Dividend Fund
Investor Class	96,183	0	96,183
Institutional Class	23,105	0	23,105
International Fixed Income Fund
Investor Class	29,658	0	29,658
Institutional Class	84,988	0	84,988
Class C	15,710	0	15,710
International Small Companies Fund
Institutional Class	N/A	(15,862)	(15,862)
Large Cap Equity Fund
Institutional Class	4,291	0	4,291
Class A	50,187	0	50,187
Long/Short Credit Analysis Fund
Investor Class	224,852	0	224,852
Institutional Class	20,942	0	20,942
Class A(b)	2,641	0	2,641
Class C	21,242	0	21,242
Class M(a)	4,306	0	4,306
Tactical Growth Fund
Investor Class	67	0	67
Institutional Class	37	0	37
Class A(c)	85	0	85
Class C	16	0	16
Class M(a)	864	0	864

(a) The Emerging Markets Fund, the International Small Companies Fund, the Long/Short Credit Analysis Fund and the Tactical Growth Fund began offering Class M shares on February 1, 2010.

(b) The Long/Short Credit Analysis Fund began offering Class A shares on September 1, 2010.

(c) The Tactical Growth Fund began offering Class A shares on March 12, 2010.

As of December 31, 2010, the balances of recoupable expenses for each Fund were as follows:

FUND	2008	2009	2010	TOTAL
Emerging Markets Fund
Investor Class	$95,878	$47,561	$93,403	$236,842
Institutional Class	282,614	253,793	489,489	1,025,896
Class M	N/A	N/A	501	501

167	December 31, 2010

Notes to Financial Statements

FUND	2008	2009	2010	TOTAL
Focus Fund
Investor Class	$1,474	$5,430	$9,758	$16,662
Institutional Class	9,179	10,398	35,885	55,462
Class A	13,320	18,871	48,395	80,586
Growth Fund
Institutional Class	N/A	32,782	61,964	94,746
Class A	N/A	57,774	56,132	113,906
Class C	N/A	2,443	2,818	5,261
International Dividend Fund
Investor Class	149,085	39,170	96,183	284,438
Institutional Class	89,630	35,198	23,105	147,933
International Fixed Income Fund
Investor Class	9,773	7,844	29,658	47,275
Institutional Class	45,473	21,720	84,988	152,181
Class C	377	5,988	15,710	22,075
International Small Companies Fund
Investor Class	48,814	N/A	N/A	48,814
Institutional Class	106,155	N/A	N/A	106,155
Class A	549	N/A	N/A	549
Large Cap Equity Fund
Institutional Class	18,130	18,274	4,291	40,695
Class A	31,102	53,586	50,187	134,875
Long/Short Credit Analysis Fund
Investor Class	23,674	131,749	224,852	380,275
Institutional Class	6,256	7,967	20,942	35,165
Class A	N/A	N/A	2,641	2,641
Class C	N/A	3,524	21,242	24,766
Class M	N/A	N/A	4,306	4,306
Tactical Growth Fund
Investor Class	N/A	954	67	1,021
Institutional Class	N/A	1,446	37	1,483
Class A	N/A	N/A	85	85
Class C	N/A	445	16	461
Class M	N/A	N/A	864	864

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares.

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, up to 0.25% of the Fund’s average daily net assets attributable to Class C shares and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

December 31, 2010	168

Notes to Financial Statements

The expenses of the Distribution Plans and the Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2010, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Funds pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

169	December 31, 2010

Notes to Financial Statements

The following entities owned of record or beneficially, as of December 31, 2010, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Banking and Finance Fund
Investor Class	Colorado State Bank & Trust	100.00%

Class A	Merrill Lynch Pierce Fenner & Smith	17.85%
	LPL Financial Services	13.57%
	First Clearing, LLC	11.96%
	Janney Montgomery Scott	10.96%
	Pershing, LLC	6.25%

Class C	First Clearing, LLC	48.14%
	Merrill Lynch Pierce Fenner & Smith	14.26%

Emerging Markets Fund
Investor Class	William Blair & Co., LLC	25.21%
	Charles Schwab & Co., Inc.	13.50%
	National Financial Services, LLC	6.13%

Institutional Class	Brown Brothers Harriman & Co.	41.98%
	National Financial Services, LLC	34.92%
	Ellard & Co.	13.27%

Class M	Charles Schwab & Co., Inc.	89.03%
	Colorado State Bank & Trust	7.37%

Focus Fund
Investor Class	Sutton Place Associates, LLC	97.85%

Institutional Class	Sutton Place Associates, LLC	56.67%
	MSCS Financial Services Trust	36.94%
	Charles Schwab & Co., Inc.	5.99%

Class A	Charles Schwab & Co., Inc.	54.84%
	Sutton Place Associates, LLC	39.04%

Growth Fund
Institutional Class	JPMorgan Retirement Plan Services	99.99%

Class A	Pershing, LLC	15.17%
	First Clearing, LLC	7.96%
	National Financial Services, LLC	7.44%
	Charles Schwab & Co., Inc.	6.41%
	MSCS Financial Services Trust	6.37%
	Brown Brothers Harriman & Co.	6.30%

Class C	First Clearing, LLC	12.57%
	Citi Group Global Markets	11.99%
	Merrill Lynch Pierce Fenner & Smith	6.97%
	Capital Securities Management	6.84%
	Janney Montgomery Scott	6.19%
	Fahnestock & Co.	5.22%

December 31, 2010	170

Notes to Financial Statements

FUND	NAME	PERCENTAGE
International Dividend Fund
Investor Class	Charles Schwab & Co., Inc.	28.34%
	National Financial Services, LLC	21.33%
	ETrade Clearing, LLC	14.23%

Institutional Class	MSCS Financial Services Trust	45.41%
	Charles Schwab & Co., Inc.	43.19%
	National Financial Services, LLC	11.18%

International Fixed Income Fund
Investor Class	Sutton Place Associates, LLC	78.38%
	TD Ameritrade, Inc.	14.93%

Institutional Class	Pictet & Cie	86.12%
	Sutton Place Associates, LLC	13.20%

Class C	Sutton Place Associates, LLC	98.05%

International Small Companies Fund
Investor Class	Charles Schwab & Co., Inc.	38.51%
	National Financial Services, LLC	16.37%
	Pershing, LLC	9.18%
	ETrade Clearing, LLC	6.63%
	LPL Financial Services	6.22%
	Brown Brothers Harriman & Co.	5.47%

Institutional Class	Charles Schwab & Co., Inc.	43.13%
	National Financial Services, LLC	35.32%

Class A	Pershing, LLC	30.42%
	National Financial Services, LLC	19.37%
	LPL Financial Services	9.90%
	FSC Securities Corp.	5.56%

Class M	Charles Schwab & Co., Inc.	64.00%
	Colorado State Bank & Trust	36.00%

Large Cap Equity Fund
Institutional Class	MSCS Financial Services Trust	86.30%
	SEI Private Trust Co.	6.61%
	National Financial Services, LLC	5.53%

Class A	Sutton Place Associates, LLC	67.72%
	Charles Schwab & Co., Inc.	27.61%

Long/Short Credit Analysis Fund
Investor Class	Charles Schwab & Co., Inc.	21.39%
	Pershing, LLC	17.40%
	National Financial Services, LLC	13.95%
	LPL Financial Services	8.78%

Institutional Class	National Financial Services, LLC	33.08%
	PNC Bank	27.24%
	Wells Fargo Investments, LLC	15.05%
	Pershing, LLC	6.17%
	Asgard, LLC	6.08%

171	December 31, 2010

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Long/Short Credit Analysis Fund (continued)
Class A	Sutton Place Associates, LLC	88.84%

Class C	National Financial Services, LLC	32.20%
	LPL Financial Services	17.85%
	Pershing, LLC	10.54%

Class M	Merrill Lynch Pierce Fenner & Smith	97.22%

Tactical Growth Fund
Investor Class	National Financial Services, LLC	34.56%
	Pershing, LLC	22.48%
	LPL Financial Services	15.96%
	Charles Schwab & Co., Inc.	14.31%

Institutional Class	Charles Schwab & Co., Inc	45.33%
	National Financial Services, LLC	21.42%
	MSCS Financial Services Trust	13.72%
	Pershing, LLC	6.60%

Class A	Pershing, LLC	10.48%

Class C	Pershing, LLC	14.17%
	National Financial Services, LLC	9.96%
	LPL Financial Services	5.51%

Class M	Citi Group Global Markets	96.04%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2010, excluding short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Banking and Finance Fund	$19,004,967	$20,517,376
Emerging Markets Fund	335,060,138	524,158,472
Focus Fund	11,983,515	15,351,714
Growth Fund	79,307,151	92,543,485
International Dividend Fund	5,353,390	5,367,477
International Fixed Income Fund	20,023,186	20,136,131
International Small Companies Fund	407,291,321	490,269,698
Large Cap Equity Fund	11,119,076	10,607,307
Long/Short Credit Analysis Fund	375,750,261	202,928,756
Tactical Growth Fund	2,032,283,338	1,646,542,389

December 31, 2010	172

Notes to Financial Statements

9. Tax Basis Information

Reclassifications: At December 31, 2010, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Banking and Finance Fund	$(182,931)	$182,931	—
Emerging Markets Fund	(731)	4,210,715	$(4,209,984)
Focus Fund	(88,519)	88,519	—
Growth Fund	(935,407)	721,741	213,666
International Dividend Fund	—	66,868	(66,868)
International Fixed Income Fund	—	(527,855)	527,855
International Small Companies Fund	—	1,211,050	(1,211,050)
Large Cap Equity Fund	(48)	48	—
Long/Short Credit Analysis Fund	—	(315,545)	315,545
Tactical Growth Fund	(5,649,787)	5,649,787	—

Included in the amounts reclassified were net operating losses offset to Paid In-Capital.

FUND
Banking and Finance Fund	$182,931
Focus Fund	88,519
Growth Fund	721,741
Tactical Growth Fund	5,649,787

Tax Basis of Investments: As of December 31, 2010, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Banking and Finance Fund	$34,855,201	$10,783,958	$(714,507)	$10,069,451
Emerging Markets Fund	152,640,272	41,387,888	(1,306,732)	40,081,156
Focus Fund	10,306,243	1,575,980	(44,222)	1,531,758
Growth Fund	82,906,645	39,120,998	(972,794)	38,148,204
International Dividend Fund	4,579,516	1,273,577	(26,670)	1,246,907
International Fixed Income Fund	23,322,309	2,256,719	(574,072)	1,682,647
International Small Companies Fund	445,179,865	126,553,929	(13,025,787)	113,528,142
Large Cap Equity Fund	15,476,690	2,832,177	(133,351)	2,698,826
Long/Short Credit Analysis Fund	303,461,130	5,393,233	(10,932,311)	(5,539,078)
Tactical Growth Fund	785,837,996	35,222,759	—	35,222,759

173	December 31, 2010

Notes to Financial Statements

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Funds elected to defer capital losses and currency losses occurring between November 1, 2010 and December 31, 2010 as follows:

FUND	CAPITAL LOSS	F/X LOSS
Banking and Finance Fund	$213,617	—
International Fixed Income Fund	—	$9,174
International Small Companies Fund	—	35,489
Large Cap Equity Fund	5,057	—

Capital Loss Carryforwards: As of December 31, 2010 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2016		EXPIRING IN 2017		EXPIRING IN 2018
Banking and Finance Fund	$2,636,665		$13,757,241		$1,370,886
Growth Fund	252,838		14,079,469		—
International Dividend Fund	11,508,647	(a)	22,205,160	(a)	—
International Fixed Income Fund	—		51,786		—
International Small Companies Fund	79,587,546		179,253,577		—
Large Cap Equity Fund	10,129		3,054,879		—
Tactical Growth Fund	—		223,792		12,626,383

(a) Subject to limitations under §382 of the Code.

During the year ended December 31, 2010, the Emerging Markets Fund, Focus Fund, Growth Fund, International Dividend Fund, International Fixed Income Fund, International Small Companies Fund, the Large Cap Equity Fund and Long/Short Credit Analysis Fund utilized capital loss carryovers of $28,419,457, $427,033, $12,129,770, $389,240, $312,738, $23,156,953, $933,480, and $252,133, respectively.

Tax Basis of Distributable Earnings: At December 31, 2010 the following components of accumulated earnings on a tax basis were as follows:

	BANKING AND FINANCE FUND	EMERGING MARKETS FUND	FOCUS FUND	GROWTH FUND
Post-October losses	$(213,617)	—	—	—
Accumulated capital loss Carryforwards/accumulated capital gains	(17,764,792)	$2,786,352	$272,847	$(14,332,307)
Undistributed ordinary income	—	4,517,724	—	—
Net unrealized appreciation of F/X/Futures	—	983,332	—	—
Net unrealized appreciation on investments	10,069,451	40,081,156	1,531,758	38,148,204
Other cumulative effect of timing differences	—	(961,720)	—	—

Total distributable earnings	$(7,908,958)	$47,406,844	$1,804,605	$23,815,897

December 31, 2010	174

Notes to Financial Statements

	INTERNATIONAL DIVIDEND FUND	INTERNATIONAL FIXED INCOME FUND	INTERNATIONAL SMALL COMPANIES FUND	LARGE CAP EQUITY FUND
Post-October losses	—	$(9,174)	$(35,489)	$(5,057)
Accumulated capital loss Carryforwards	$(33,713,807)	(51,786)	(258,841,123)	(3,065,008)
Undistributed ordinary income	92,318	7,857	1,555,961	—
Net unrealized appreciation of F/X/Futures	560	19,000	31,790	—
Net unrealized appreciation on investments	1,246,907	1,682,647	113,528,142	2,698,826
Other cumulative effect of timing differences	—	(6,439)	—	—

Total distributable earnings	$(32,374,022)	$1,642,105	$(143,760,719)	$(371,239)

	LONG/SHORT CREDIT ANALYSIS FUND	TACTICAL GROWTH FUND
Accumulated capital loss Carryforwards/accumulated capital gains	$409,849	$(12,850,175)
Undistributed ordinary income	33,887	—
Net unrealized appreciation/(depreciation) of short sales	1,877,364	—
Net unrealized appreciation/(depreciation) on investments	(5,539,078)	35,222,759
Other cumulative effect of timing differences	1,289	—

Total distributable earnings	$(3,216,689)	$22,372,584

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2010 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL
Emerging Markets Fund	$6,495,187	$30,202,112
Focus Fund	—	2,102,989
International Dividend Fund	300,000	—
International Fixed Income Fund	611,515	—
International Small Companies Fund	6,009,984	—
Large Cap Equity Fund	119,525	—
Long/Short Credit Analysis Fund	9,435,873	593,842

The tax character of distributions paid for year ended December 31, 2009 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL
Banking and Finance Fund	$55,503	—
Emerging Markets Fund	2,799,994	—
Focus Fund	—	$17,874
International Dividend Fund	1,500,001	—
International Fixed Income Fund	972,633	—
International Small Companies Fund	6,380,001	—
Large Cap Equity Fund	101,000	—
Long/Short Credit Analysis Fund	3,196,628	—

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

175	December 31, 2010

Notes to Financial Statements

11. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2010. However, the following are details relating to subsequent events through the date the financial statements were issued.

On December 15, 2010, the Trustees, including all of the Trustees who are not “interested persons” of the Trust, approved, on behalf of the International Fixed Income Fund: (i) the termination of the Investment Sub-Advisory Agreement among Forward Management, the Trust and Pictet Asset Management SA effective February 11, 2011; (ii) an Investment Sub-Advisory Agreement among Forward Management, the Trust and SW Asset Management, LLC (“SW”) pursuant to which SW shall serve as the new sub-advisor to the Fund, to be effective February 14, 2011; and (iii) interim changes to the principal investment strategies and principal risks of the Fund, to be effective February 14, 2011 through April 30, 2011. Subsequent to December 31, 2010, Pictet Asset Management SA fully redeemed their position in the Fund.

December 31, 2010	176

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Forward Banking and Finance Fund, the Forward Emerging Markets Fund, the Forward Focus Fund (formerly known as Forward Legato Fund), the Forward Growth Fund, the Forward International Dividend Fund (formerly known as Forward International Equity Fund), the Forward International Fixed Income Fund, the Forward International Small Companies Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund and the Forward Tactical Growth Fund (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in their net assets for each of the periods presented, the cash flows for the year then ended as presented and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2011

177	December 31, 2010

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Emerging Markets Fund, Focus Fund and Long/Short Credit Analysis Fund designate $30,202,112, $2,102,989 and $593,842, respectively, as long-term capital gain dividends.

The Emerging Markets Fund, International Dividend Fund, International Small Companies Fund, Large Cap Equity Fund and Long/Short Credit Analysis Fund designate 37.08%, 31.44%, 68.35%, 100.00% and 0.67%, respectively, of the income dividends distributed between January 1, 2010 and December 31, 2010, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Emerging Markets Fund, Large Cap Equity Fund and Long/Short Credit Analysis Fund designate 0.09%, 100.00% and 0.67%, respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Emerging Markets Fund, International Dividend Fund, International Fixed Income Fund and International Small Companies Fund designate $640,761, $15,570, $4,494 and $410,310, respectively, as foreign taxes paid, and $6,305,964, $177,533, $1,396,255 and $9,941,495, respectively, as foreign source income earned between January 1, 2010 and December 31, 2010.

During the year ended December 31, 2010, 75.66% of the dividend paid by the Long/Short Credit Analysis Fund from net investment income should be treated as tax-exempt dividends.

December 31, 2010	178

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 23, 2010, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 23, 2010 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Fund(s) listed next to each Sub-Advisor’s name:

SUB-ADVISOR	FUND
Broadmark Asset Management, LLC	Forward Tactical Growth Fund
Cedar Ridge Partners, LLC	Forward Long/Short Credit Analysis Fund
Emerald Mutual Fund Advisers Trust	Forward Growth Fund Forward Banking and Finance Fund
Pictet Asset Management Limited	Forward International Small Companies Fund Forward Emerging Markets Fund
Pictet Asset Management SA	Forward International Fixed Income Fund

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and the Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

179	December 31, 2010

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Legato Fund (now known as the Forward Focus Fund), International Dividend Fund, Large Cap Equity Fund and cash component of the Emerging Markets Fund, each of which Forward Management directly manages without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, Extent and Quality of the Services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board also determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management and the series of the Trust. The Board also considered the

December 31, 2010	180

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information contained in a Morningstar Rating Analysis about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•

The Banking and Finance Fund underperformed the comparable funds within its Morningstar Category for the one- and five-year periods ended June 30, 2010, but outperformed the comparable funds within its Morningstar Category for the three- and ten-year periods ended June 30, 2010;

181	December 31, 2010

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

•	The Emerging Markets Fund outperformed the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2010;

•

The Legato Fund (now known as the Forward Focus Fund) underperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2010, but outperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2010. It was noted that Forward Management was to take over the day-to-day management of this Fund in connection with the Fund’s strategy change, which became effective in October 2010;

•

The Growth Fund outperformed the comparable funds within its Morningstar Category during the one-, five-, and ten-year periods ended June 30, 2010, but performed similarly to the comparable funds within its Morningstar Category during the three-year period ended June 30, 2010;

•

The International Dividend Fund outperformed the comparable funds within its Morningstar Category during the one- and ten-year periods ended June 30, 2010, underperformed the comparable funds within its Morningstar Category during the three-year period ended June 30, 2010, and performed similarly to the comparable funds within its Morningstar Category during the five-year period ended June 30, 2010. It was noted that Forward Management took over the day-to-day management of this Fund in December 2008;

•	The International Fixed Income Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010;

•	The International Small Companies Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2010;

•

The Large Cap Equity Fund outperformed the comparable funds within its Morningstar Category during the three-year period ended June 30, 2010, but performed similarly to the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010. It was noted that Forward Management took over the day-to-day management of this Fund in April 2009; and

•	The Long/Short Credit Analysis Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board noted that the Tactical Growth Fund has not been ranked by Morningstar as of June 30, 2010. The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain

December 31, 2010	182

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2009, but a strong balance sheet and a demonstrated commitment to the support of the Funds. The Board also received Forward Management’s twelve month trailing income statement for the month ended August 31, 2010. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and combine series of the Trust when necessary.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. With respect to the International Dividend Fund, Forward Management manages retail separate accounts where the lowest fee is 35 basis points. However, it was noted that these portfolios invest only in American Depositary Receipts. Differences in management style, level of services, compliance responsibilities, and asset flow management as compared to the mutual funds was discussed. The Board noted that the potential for additional meaningful comparisons will be revisited as Forward Management’s separate account business grows. The Board also noted that Forward Management is responsible for compensation of

183	December 31, 2010

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

the Sub-Advisors and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that all sub-advisory fees are paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and each Sub-Advisor.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or have multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of Scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board noted that the Advisory Agreement for many of the Funds reflects breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any Additional Benefits and Other Considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds, such as soft dollar arrangements. In this

December 31, 2010	184

Approval of the Investment Management Agreements and Investment Sub-Advisory Agreements (Unaudited)

connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement and the Sub-Advisory Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement.

At a meeting on December 14-15, 2010, the Trustees, including all of the Independent Trustees, approved on behalf of the International Fixed Income Fund: (i) the replacement of Pictet Asset Management SA as Sub-Advisor to the Fund by SW Asset Management, LLC; and (ii) a change to the principal investment strategies of the International Fixed Income Fund, each of which became effective on February 14, 2011.

185	December 31, 2010

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 63	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	35	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 74	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	35	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2010	186

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 80	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	35	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006-2008); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	35	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005); Trustee, The Montgomery Funds (1992 to 2003).

187	December 31, 2010

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 48	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010).	35	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

December 31, 2010	188

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 61	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 63	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 62	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 47	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007-2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).

Julie Allecta*** 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 64		Since 2010	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Ms. Allecta is a member of the Advisory Board of the Trust.

189	December 31, 2010

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2010	190

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Forward Banking and Finance Fund

Forward Emerging Markets Fund

Forward Focus Fund

Forward Frontier MarketStrat Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Fixed Income Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Equity Fund

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Forward Long/Short Credit Analysis Fund

Forward Mortgage Securities Fund

Forward Real Estate Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward SMIDPlus Fund

Forward Strategic Alternatives Fund

Forward Strategic Realty Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD003018 030112

Annual Report December 31, 2010

Forward Small Cap Equity Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2010

1

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2010 have only underscored the challenges facing investors and advisors today. If you want to preserve and grow assets in today’s volatile, unpredictable global markets, you need to be more nimble and adaptable than ever.

This is why Forward keeps working to deliver fresh thinking, creative investment solutions, and an expanding selection of portfolio building blocks with a strong accent on alternative strategies. We believe that all investors—not just the ultra-wealthy—need access to nontraditional approaches in order to manage the risks of investing today.

Today we offer 35 mutual funds and a variety of separate account strategies across the asset spectrum, many of them embodying alternative thinking. Over the past four years, Forward has launched or acquired a range of mutual funds employing non-traditional strategies, forging a reputation as the alternative mutual fund specialists:

•

Forward Tactical Enhanced Fund, a new long/short equity fund that employs the concept of active market exposure management in seeking to capitalize on both upward and downward market movements. Our Enhanced Fund is a more aggressive version of the Forward Tactical Growth Fund, which aims for capital preservation and has been one of our fastest-growing funds since its introduction in September 2009.

•

Forward Commodity Long/Short Strategy Fund is our newest fund. We believe strongly that, in light of their very low correlation with other major asset classes, commodities can enhance virtually any asset allocation model. One of just three long/short commodities mutual funds existing today, our fund takes a unique approach in targeting specific commodities with the greatest upward or downward momentum.

•

Forward Frontier MarketStrat Fund, which is one of a small handful of mutual funds available in this up-and-coming asset class. We believe frontier markets are the logical next step in diversification for investors who already have exposure to emerging markets.

•

Two of our real estate funds regularly appeared on the Dow Jones, Lipper, and Wall Street Journal “top ten real estate funds” lists in 2010—Forward Strategic Realty Fund, which uses a flexible, value-driven approach to invest in high-quality real estate companies, and the Forward Select Income Fund, which focuses on preferred securities of real estate investment trusts (REITs) and real estate operating companies.

•	Forward International Dividend Fund, which targets both capital appreciation and income by using relative dividend yield to identify well-managed companies.

•	Forward Long/Short Credit Analysis Fund, a total-return strategy that invests on both sides of the tax-free municipal bond market as well as in corporates and Treasuries.

In 2011 we plan to introduce additional strategies in areas such as international fixed income, small-cap equity and emerging market dividends—all designed to help investors cope with the current climate of generally lower returns, higher volatility and higher asset-class correlations.

Our business is one fueled by knowledge and original thinking, which means there are limitless opportunities to add value to the investment process. Forward has steadily built portfolio management

December 31, 2010	2

expertise across the asset spectrum, rounding out our strengths in asset allocation, portfolio construction, risk management and distribution. In the coming year, one of our major initiatives will be creating more channels through which we can share our insights.

But as important as all of these intellectual attributes are, we never forget that their value depends on the quality of the relationships they serve. Every day we strive to be true investment partners dedicated to giving our shareholders and their advisors the choices they will need in order to meet their long-term financial goals. We thank you for your continuing confidence in us.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance.

A fund that invests in exchange-traded funds (“ETFs”) will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

3	December 31, 2010

A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

By investing in a subsidiary organized under the laws of the Cayman Islands, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments, which are generally similar to those that are permitted to be held by the fund. The subsidiary is not registered under the Investment Company Act of 1940.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

© 2011 Forward Funds. All rights reserved.

December 31, 2010	4

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	Jim O’Donnell, CFA* Chief Investment Officer

Dear Shareholder:

The markets endured a mid-year correction which was fueled by uncertainty surrounding an impending November election and was further complicated by sovereign debt concerns impacting a number of European nations. At home in the U.S., the economic recovery continued to experience fits and starts. We wrote in our Semi-Annual Report letter that the markets had to digest the gains they enjoyed in the rebound out of the credit crisis lows. We also felt that many of the political risk factors would resolve themselves in due course.

Following a meaningful mid-year correction, the markets rallied sharply into year end. The second half of the year saw the S&P 500 rally over 10% in the third and fourth quarters. To put the magnitude of this back-to-back move into historical perspective, over the past 30 years (120 calendar quarters), the S&P 500 has seen only 16 calendar quarters in which the index has exceeded 10% gains. It just so happened that two of those rare 16 time periods were in the latter half of 2010. As we exited 2010, bullish sentiment was beginning to become apparent as stock market volatility was subdued. Again, we caution investors that we believe these are unsustainable rates of change.

From a historical perspective, the market carves a zigzag path to its ultimate destination. Long, sustained advances can be punctuated by short, sharp declines that test the mettle of even the most stalwart investors. We believe the market will continue to face concerns surrounding the risks of sovereign and municipal debts. And yet, as economic growth begins to become more established, municipalities and sovereign governments are seeing their tax receipts begin to recover. We continue to see early signs of government deficit improvements as economic activity rebounds and tax receipts begin to rebound.

A new threat has begun to emerge in the form of inflation. Demand for commodities from emerging countries is fueling a large portion of the inflationary pressure. Given this emerging risk factor, we believe it may be a good time to reassess your portfolio asset allocation to ensure you have adequate protection against inflationary forces should they become more pronounced. We also believe asset classes like real estate, commodities and infrastructure display many of the attributes that may help dampen the adverse impact that inflationary forces can have on an asset mix.

In the aftermath of November’s heated election season, campaign-weary legislators and the President came together to enact meaningful extensions to the tax benefits enjoyed by dividend investors. The importance of this move cannot be overstated. Over the next 20 years, roughly 76 million Americans are going to retire from the workforce, and with this shift, investment income will become of increasing importance. Some financial consultants believe that due to the low interest-rate environment, each stock in a client’s asset allocation mix should “carry its own weight” by paying a dividend and contributing to the client’s current income need. This current income dilemma faced by individual investors is also shared by endowments and trusts. Given these acute needs, 2011 may become “the Year of the Dividend.”

5	December 31, 2010

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2010, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2011 Forward Funds. All rights reserved.

December 31, 2010	6

Fund Commentary and Performance

Forward Small Cap Equity Fund

As of December 31, 2010

For the year ended December 31, 2010, the Forward Small Cap Equity Fund’s Investor class shares gained 15.64% and the Fund’s benchmark, the Russell 2000 Index, returned 26.85%.

The Fund’s best performing sector in 2010 was Energy, and other sectors with positive contributions to overall return were Technology, Consumer Discretionary, and Financials. Underperformance was driven by underweight exposure in Materials and Processing, Health Care and Producer Durables. We remained overweight in the Energy sector for all of 2010, primarily in land-based exploration and production (E&P) and service companies. Outperformance in the Energy sector during the year was due to strong fundamental results from oil service and oil-focused E&P stocks.

During the second half of 2010, we significantly increased our weighting in the Technology sector which proved beneficial to the Fund’s overall performance since our underweighting during the first six months of the year hurt performance. Many software holdings pulled back in the first half of 2010, after strong finishes in 2009, and our software and IT services group stocks lagged the market during the first half of the year.

We maintained an overweight position in the Consumer Discretionary sector for the first half of 2010 and significantly lowered our weighting in this sector during second half of the year. Hard-line retailers were among our better performers during the second half of 2010.

We underperformed in the Financial Services sector during the first half of 2010. In 2010, we focused on banks that we believe had the best management, asset quality, balance sheets, capital ratios and reserves. Our outperformance versus the Fund’s benchmark in Financials during the second half of 2010 was driven by our underweighting in regional banks and overweighting in specialty REITs and capital market suppliers. Our investments in REITs outperformed as investors were rotating out of the lower quality REITs and into the higher quality names where we had invested.

We lowered our Health Care weighting during the first half of 2010 in light of the uncertainty surrounding the U.S. health care reform. We remained focused and invested in firms that reduced the cost of delivering health care, such as IT service providers and pharmacy benefit managers and health care software firms that benefited from the new government health care IT requirements. During the second half of 2010, the Fund saw positive performance from our holdings which were not dependent on government regulation.

Additionally, we were underweighted in the Materials & Processing sector for the year, which hurt the Fund’s performance in 2010. During the fourth quarter, we increased and broadened our exposure to this sector.

Our strategy in 2010 was the opposite of low quality. We invested in market niche leaders that were self-funding, high cash flow companies with low leverage; attractive growth businesses with a growth catalyst; share gainers in a slow growth environment; recurring revenues and attractive valuations. These companies did not have the rebound volatility of the weak and poorly financed companies which could go out of business in a prolonged recession. In “normal” market conditions, companies with sound fundamentals tend to outperform. We categorize “normal” as a moderately rising or falling market.

7	December 31, 2010

Forward Small Cap Equity Fund

We positioned the portfolio in 2010 to take advantage of dominant investment themes: industrial profit recovery driven in part by stimulus spending and international growth, the resurgence of the domestic aerospace industry and its suppliers, the rapid adoption of entrenched technology platforms in targeted vertical markets providing significant cost savings, the emerging technology bandwidth crunch driving demand for companies in optical networking, and special situation consumer stocks where strong national brands can take market share from the local and weaker competitors.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% investable U.S. equity market. It is not possible to invest directly in an index.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

December 31, 2010	8

Forward Small Cap Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2010

Forward Small Cap Equity Fund

Forward Small Cap Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	15.64%	-0.03%	4.54%	6.81%	10/01/98

Institutional Class	15.96%	0.29%	N/A	5.78%	06/06/02

Class A (load adjusted)(b)	8.91%	-1.18%	N/A	1.90%	05/02/05

Class A (without load)(c)	15.53%	-0.01%	N/A	2.98%	05/02/05

Class M(d)	N/A	N/A	N/A	21.47%	02/01/10

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(e) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q was filed for the quarter ended September 30, 2010. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund’s proxy voting policies and procedures and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, 2010 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2010	10

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD SMALL CAP EQUITY FUND
Investor Class
Actual	$1,000.00	$1,257.30	1.74%	$9.90
Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Institutional Class
Actual	$1,000.00	$1,259.60	1.44%	$8.20
Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class A
Actual	$1,000.00	$1,256.80	1.79%	$10.18
Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Class M
Actual	$1,000.00	$1,259.60	1.43%	$8.14
Hypothetical	$1,000.00	$1,016.18	1.43%	$7.27

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

11	December 31, 2010

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 95.84%
Consumer Discretionary: 16.00%

62,300	AnnTaylor Stores Corp.(a)	$1,706,397

89,500	Body Central Corp.(a)	1,277,165

32,400	Buffalo Wild Wings, Inc.(a)	1,420,740

125,200	Foot Locker, Inc.	2,456,424

126,100	Fred’s, Inc., Class A	1,735,136

45,700	Genesco, Inc.(a)	1,713,293

81,500	Gentex Corp.	2,409,140

57,000	Hibbett Sports, Inc.(a)	2,103,300

70,600	Life Time Fitness, Inc.(a)	2,893,894

42,900	Lululemon Athletica, Inc.(a)	2,935,218

96,900	Monro Muffler Brake, Inc.	3,351,771

41,500	Panera Bread Co., Class A(a)	4,200,215

307,800	Pier 1 Imports, Inc.(a)	3,231,900

312,000	Ruby Tuesday, Inc.(a)	4,074,720

31,000	Snap-On, Inc.	1,753,980

100,700	Texas Roadhouse, Inc., Class A(a)	1,729,019

50,700	Thor Industries, Inc.	1,721,772

80,900	Tractor Supply Co.	3,922,841

35,500	Vail Resorts, Inc.(a)	1,847,420

106,600	ValueClick, Inc.(a)	1,708,798

32,700	Warnaco Group, Inc.(a)	1,800,789

56,800	WESCO International, Inc.(a)	2,999,040

49,200	Williams-Sonoma, Inc.	1,755,948

		54,748,920

Consumer Staples: 0.50%

63,500	Hain Celestial Group, Inc.(a)	1,718,310

Energy: 13.63%

95,500	Atwood Oceanics, Inc.(a)	3,568,835

73,700	Berry Petroleum Co., Class A	3,220,690

51,500	Bill Barrett Corp.(a)	2,118,195

146,200	Complete Productions Services, Inc.(a)	4,320,210

51,100	Concho Resources, Inc.(a)	4,479,937

53,800	Dril-Quip, Inc.(a)	4,181,336

64,700	Lufkin Industries, Inc.	4,036,633

132,000	Northern Oil and Gas, Inc.(a)	3,591,720

Shares		Value (Note 2)

89,600	Oil States International, Inc.(a)	$5,742,464

68,700	Patterson-UTI Energy, Inc.	1,480,485

98,800	Rosetta Resources, Inc.(a)	3,718,832

60,500	St. Mary Land & Exploration Co.	3,565,265

67,100	Swift Energy Co.(a)	2,626,965

		46,651,567

Financial Services: 13.54%

66,400	Advent Software, Inc.(a)	3,845,888

57,900	Affiliated Managers Group, Inc.(a)	5,744,838

45,000	American Campus Communities, Inc.	1,429,200

73,700	Cohen & Steers, Inc.	1,923,570

85,200	Douglas Emmett, Inc.	1,414,320

35,500	Entertainment Properties Trust	1,641,875

106,653	First Potomac Realty Trust	1,793,903

65,100	First Republic Bank(a)	1,895,712

136,900	FirstMerit Corp.	2,709,251

83,000	OMEGA Healthcare Investors, Inc.	1,862,520

100,200	Piper Jaffray Cos., Inc.(a)	3,508,002

108,800	Raymond James Financial, Inc.	3,557,760

81,500	Signature Bank(a)	4,075,000

66,800	Stifel Financial Corp.(a)	4,144,272

192,000	Waddell & Reed Financial, Inc., Class A	6,775,680

		46,321,791

Health Care: 8.27%

92,100	Allscripts Healthcare Solutions, Inc.(a)	1,774,767

83,500	Bio-Reference Labs, Inc.(a)	1,852,030

64,600	Cooper Cos., Inc.	3,639,564

53,000	HMS Holdings Corp.(a)	3,432,810

74,600	IPC The Hospitalist Co., Inc.(a)	2,910,146

53,800	MEDNAX, Inc.(a)	3,620,202

45,300	MWI Veterinary Supply, Inc.(a)	2,860,695

24,500	Quality Systems, Inc.	1,710,590

56,300	SonoSite, Inc.(a)	1,779,080

110,100	SXC Health Solutions Corp.(a)	4,718,886

		28,298,770

December 31, 2010	12	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)
Materials & Processing: 7.57%

129,100	A. Schulman, Inc.	$2,955,099

84,700	Cabot Corp.	3,188,955

42,100	Carpenter Technology Corp.	1,694,104

64,200	Coeur d’Alene Mines Corp.(a)	1,753,944

92,000	Hexcel Corp.(a)	1,664,280

92,000	Packaging Corp. of America	2,377,280

241,700	PolyOne Corp.(a)	3,018,833

56,400	Schnitzer Steel Industries, Inc., Class A	3,744,396

258,300	Stillwater Mining Co.(a)	5,514,705

		25,911,596

Producer Durables: 13.96%

59,400	Alaska Air Group, Inc.(a)	3,367,386

60,700	Chicago Bridge & Iron Co., NV(a)	1,997,030

25,100	Darling International, Inc.(a)	333,328

142,100	GEO Group, Inc.(a)	3,504,186

64,700	Insituform Technologies, Inc., Class A(a)	1,715,197

92,900	Korn/Ferry International(a)	2,146,919

49,100	MAXIMUS, Inc.	3,219,978

68,700	Moog, Inc., Class A(a)	2,734,260

143,650	Old Dominion Freight Line, Inc.(a)	4,595,364

163,500	Power-One, Inc.(a)(b)	1,667,700

52,600	Robbins & Myers, Inc.	1,882,028

35,500	Thomas & Betts Corp.(a)	1,714,650

111,000	Titan International, Inc.(b)	2,168,940

243,500	Titan Machinery, Inc.(a)	4,699,550

37,900	Triumph Group, Inc.	3,388,639

108,500	TrueBlue, Inc.(a)	1,951,915

84,400	UTI Worldwide, Inc.	1,789,280

223,400	Wabash National Corp.(a)	2,647,290

59,400	Woodward Governor Co.	2,231,064

		47,754,704

Technology: 22.37%

39,000	American Science & Engineering, Inc.	3,323,970

179,600	Ariba, Inc.(a)	4,218,804

75,400	Coherent, Inc.(a)	3,403,556

Shares		Value (Note 2)

116,900	CommVault Systems, Inc.(a)	$3,345,678

194,800	Cypress Semiconductor Corp.(a)	3,619,384

263,300	Entropic Communications, Inc.(a)	3,180,664

144,800	Fairchild Semiconductor International, Inc.(a)	2,260,328

104,200	FEI Co.(a)	2,751,922

105,000	Finisar Corp.(a)	3,117,450

109,400	Fortinet, Inc.(a)	3,539,090

252,600	Infinera Corp.(a)	2,609,358

45,700	Intersil Corp., Class A	697,839

206,900	Micrel, Inc.	2,687,631

74,500	MICROS Systems, Inc.(a)	3,267,570

175,500	MIPS Technologies, Inc.(a)	2,660,580

103,100	Netlogic Microsystems, Inc.(a)	3,238,371

117,900	Omnivision Technologies, Inc.(a)	3,491,019

116,300	Polycom, Inc.(a)	4,533,374

111,900	Rackspace Hosting, Inc.(a)(b)	3,514,779

167,400	Radiant Systems, Inc.(a)	3,276,018

76,100	Riverbed Technology, Inc.(a)	2,676,437

176,900	TIBCO Software, Inc.(a)	3,486,699

265,500	TriQuint Semiconductor, Inc.(a)	3,103,695

117,600	VeriFone Systems, Inc.(a)	4,534,655

		76,538,871

	Total Common Stocks (Cost $237,820,269)	327,944,529

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 4.34%

$14,832,342	HSBC Bank — New York 0.030%, due 01/03/11	14,832,342

	Total Short-Term Bank Debt Instruments (Cost $14,832,342)	14,832,342

	Total Investments: 100.18% (excluding investments purchased with cash collateral from securities loaned) (Cost $252,652,611)	342,776,871

See Notes to Financial Statements	13	December 31, 2010

Portfolio of Investments (Note 10)

Forward Small Cap Equity Fund

Shares		Value (Note 2)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED: 1.56%
5,343,606	Short-Term Investments Trust, Liquid Assets Portfolio Institutional Class, 0.190% 7 day-yield(c)	$5,343,606

	Total Investments Purchased with Cash Collateral From Securities Loaned (Cost $5,343,606)	5,343,606

	Total Investments: 101.74% (Cost $257,996,217)	348,120,477

	Net Other Assets and Liabilities: (1.74)%	(5,968,017)

	Net Assets: 100.00%	$342,152,460

(a) Non-income producing security.

(b) Security, or portion of security, is currently on loan.

(c) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 2).

Percentages are stated as a percentage of net assets.

December 31, 2010	14	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD SMALL CAP EQUITY FUND
ASSETS:
Investments, at value(a)	$348,120,477
Receivable for shares sold	182,718
Interest and dividends receivable	126,238
Other assets	25,466

Total Assets	348,454,899

LIABILITIES:
Payable for shares redeemed	432,812
Payable for collateral upon return of securities loaned	5,343,606
Payable to advisor	313,971
Payable for distribution and service fees	45,206
Payable to trustees	508
Payable for chief compliance officer fee	1,475
Payable to ReFlow (Note 2)	4,172
Accrued expenses and other liabilities	160,689

Total Liabilities	6,302,439

NET ASSETS	$342,152,460

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$380,342,759
Accumulated net realized loss on investments	(128,314,559)
Net unrealized appreciation on investments	90,124,260

TOTAL NET ASSETS	$342,152,460

INVESTMENTS, AT COST	$257,996,217

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$16.71
Net Assets	$110,292,880
Shares of beneficial interest outstanding	6,598,707
Institutional Class:
Net Asset Value, offering and redemption price per share	$17.37
Net Assets	$229,643,051
Shares of beneficial interest outstanding	13,222,796
Class A:
Net Asset Value, offering and redemption price per share	$16.74
Net Assets	$2,113,400
Shares of beneficial interest outstanding	126,213
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$17.76
Class M:
Net Asset Value, offering and redemption price per share	$17.37
Net Assets	$103,129
Shares of beneficial interest outstanding	5,938

(a) As of December 31, 2010, securities with a market value of $5,210,208 were on loan to brokers.

See Notes to Financial Statements	15	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

FORWARD SMALL CAP EQUITY FUND
INVESTMENT INCOME:
Interest	$3,163
Dividends	1,903,374
Securities lending income	144,857

Total Investment Income	2,051,394

EXPENSES:
Investment advisory fee	3,855,885
Administration fee	195,797
Custodian fee	35,876
Legal and audit fee	101,282
Transfer agent fee	298,646
Trustees’ fees and expenses	24,986
Registration/filing fees	77,078
Reports to shareholder and printing fees	262,316
Distribution and service fees
Investor Class	529,009
Institutional Class	70,379
Class A	9,813
Class M	22
Chief compliance officer fee	16,253
ReFlow fees (Note 2)	31,367
Other	26,858

Total expenses	5,535,567

NET INVESTMENT LOSS:	(3,484,173)

Net realized gain on investments	55,762,431
Net change in unrealized depreciation on investments	(2,626,719)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	53,135,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,651,539

December 31, 2010	16	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SMALL CAP EQUITY FUND
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment loss	$(3,484,173)	$(3,337,287)
Net realized gain/(loss) on investments	55,762,431	(2,740,868)
Net change in unrealized appreciation/(depreciation) on investments	(2,626,719)	79,425,418

Net increase in net assets resulting from operations	49,651,539	73,347,263

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	47,599,142	62,483,008
Cost of shares redeemed	(146,921,318)	(111,777,705)
Acquisition (Note 11)	—	4,839,602

Net decrease from share transactions	(99,322,176)	(44,455,095)

Institutional Class
Proceeds from sale of shares	52,557,544	85,225,777
Cost of shares redeemed	(78,631,944)	(60,714,239)
Acquisition (Note 11)	—	18,778,096

Net increase/(decrease) from share transactions	(26,074,400)	43,289,634

Class A
Proceeds from sale of shares	1,351,362	922,102
Cost of shares redeemed	(1,874,374)	(3,732,639)

Net decrease from share transactions	(523,012)	(2,810,537)

Class M
Proceeds from sale of shares	127,991	—
Cost of shares redeemed	(31,845)	—

Net increase from share transactions	96,146	—

Net increase/(decrease) in net assets	$(76,171,903)	$69,371,265

NET ASSETS:
Beginning of period	418,324,363	348,953,098

End of period (including accumulated net investment income of $0 and $20,645, respectively)	$342,152,460	$418,324,363

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	3,223,822	5,039,026
Redeemed	(10,056,441)	(8,938,927)
Acquisition (Note 11)	—	393,713

Net decrease in shares outstanding	(6,832,619)	(3,506,188)

Institutional Class
Sold	3,507,814	6,665,507
Redeemed	(5,101,093)	(4,763,804)
Acquisition (Note 11)	—	1,477,010

Net increase/(decrease) in shares outstanding	(1,593,279)	3,378,713

Class A
Sold	93,555	77,638
Redeemed	(125,303)	(305,777)

Net decrease in shares outstanding	(31,748)	(228,139)

Class M(a)
Sold	8,016	—
Redeemed	(2,078)	—

Net increase in shares outstanding	5,938	—

(a) The Forward Small Cap Equity Fund began offering Class M shares on February 1, 2010.

See Notes to Financial Statements	17	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.45	$11.98	$19.71	$20.47		$19.40
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.41)	(0.17)	(0.11)	(0.22)		(0.16)
Net realized and unrealized gain/(loss) on investments	2.67	2.64	(7.58)	1.76		1.96

Total from Investment Operations	2.26	2.47	(7.69)	1.54		1.80

LESS DISTRIBUTIONS:
From investment income	—	—	(0.04)	—		—
From capital gains	—	—	—	(2.30)		(0.75)

Total Distributions	—	—	(0.04)	(2.30)		(0.75)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(b)	0.02

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.26	2.47	(7.73)	(0.76)		1.07

NET ASSET VALUE, END OF PERIOD	$16.71	$14.45	$11.98	$19.71		$20.47

TOTAL RETURN	15.64%	20.62%	(39.02)%	7.36%		9.34%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$110,293	$194,146	$202,874	$386,404		$407,848
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(1.13)%	(1.05)%	(0.60)%	(1.05)%		(0.79)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.69%	1.70%	1.65%	1.71	%(c)	1.69%
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a	n/a		1.71%
PORTFOLIO TURNOVER RATE	162%	203%	313%	232%		210%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2010	18	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.98	$12.37	$20.27	$20.93		$19.77
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.11)	(0.12)	(0.07)	(0.16)		(0.05)
Net realized and unrealized gain/(loss) on investments	2.50	2.73	(7.79)	1.80		1.95

Total from Investment Operations	2.39	2.61	(7.86)	1.64		1.90

LESS DISTRIBUTIONS:
From investment income	—	—	(0.04)	—		—
From capital gains	—	—	—	(2.30)		(0.75)

Total Distributions	—	—	(0.04)	(2.30)		(0.75)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(b)	0.01

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.39	2.61	(7.90)	(0.66)		1.16

NET ASSET VALUE, END OF PERIOD	$17.37	$14.98	$12.37	$20.27		$20.93

TOTAL RETURN	15.96%	21.10%	(38.78)%	7.67%		9.63%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$229,643	$221,890	$141,442	$178,787		$139,716
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(0.82)%	(0.72)%	(0.25)%	(0.70)%		(0.47)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.38%	1.36%	1.30%	1.37	%(c)	1.34%
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a	n/a		1.39%
PORTFOLIO TURNOVER RATE	162%	203%	313%	232%		210%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

See Notes to Financial Statements	19	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Small Cap Equity Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.49	$12.01	$19.75	$20.49		$19.41
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.44)	(0.65)	(0.22)	(0.28)		(0.22)
Net realized and unrealized gain/(loss) on investments	2.69	3.13	(7.48)	1.84		2.02

Total from Investment Operations	2.25	2.48	(7.70)	1.56		1.80

LESS DISTRIBUTIONS:
From investment income	—	—	(0.04)	—		—
From capital gains	—	—	—	(2.30)		(0.75)

Total Distributions	—	—	(0.04)	(2.30)		(0.75)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—	0.00	(b)	0.03

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.25	2.48	(7.74)	(0.74)		1.08

NET ASSET VALUE, END OF PERIOD	$16.74	$14.49	$12.01	$19.75		$20.49

TOTAL RETURN(c)	15.53%	20.65%	(38.99)%	7.45%		9.39%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,113	$2,289	$4,637	$10,934		$14,379
RATIOS TO AVERAGE NET ASSETS:
Net investment loss including reimbursement/waiver/repayment of previously waived fees	(1.18)%	(1.02)%	(0.60)%	(0.96)%		(0.71)%
Operating expenses including reimbursement/waiver/repayment of previously waived fees	1.75%	1.70%	1.61%	1.62	%(d)	1.59%
Operating expenses excluding reimbursement/waiver	n/a	n/a	n/a	n/a		1.59%
PORTFOLIO TURNOVER RATE	162%	203%	313%	232%		210%

(a) Prior to May 1, 2008, the Forward Small Cap Equity Fund was known as the Forward Hoover Small Cap Equity Fund.

(b) Amount represents less than $0.01 per share.

(c) Total return does not reflect the effect of sales charges.

(d) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

December 31, 2010	20	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Small Cap Equity Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.07)
Net realized and unrealized gain on investments	3.14

Total from Investment Operations	3.07

NET INCREASE IN NET ASSET VALUE	3.07

NET ASSET VALUE, END OF PERIOD	$17.37

TOTAL RETURN	21.47	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$103
RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.80	)%(c)
Operating expenses	1.41	%(c)
PORTFOLIO TURNOVER RATE	162	%(d)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	21	December 31, 2010

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust has 35 registered funds. This annual report describes one fund offered by the Trust. The accompanying financial statements and financial highlights are those of the Forward Small Cap Equity Fund (the “Fund”). The Fund seeks to achieve high total returns and invest primarily in the equity securities of companies that have small market capitalization and offer future growth potential.

The Fund offers Investor Class, Institutional Class, Class A and Class M shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months of purchase, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The Fund may invest a high percentage of its assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2010.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

The Fund’s independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may

December 31, 2010	22

Notes to Financial Statements

consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by the Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m.

23	December 31, 2010

Notes to Financial Statements

Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribes to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Fund to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2010, the Fund had securities on loan valued at $5,210,208 and received cash collateral with a value of $5,343,606.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

December 31, 2010	24

Notes to Financial Statements

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks(a)	$327,944,529	—	—	$327,944,529
Short-Term Bank Debt Instruments	—	$14,832,342	—	14,832,342
Investments Purchased with Cash Collateral From Securities Loaned	5,343,606	—	—	5,343,606

Total	$333,288,135	$14,832,342	—	$348,120,477

(a) For detailed sector descriptions, see the accompanying Portfolio of Investments.

During the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2010, the Fund did not have significant transfers between the fair value levels designated above and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from

25	December 31, 2010

Notes to Financial Statements

paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from Real Estate Investment Trust (“REITs”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets. The Fund offers multiple share classes and all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a

December 31, 2010	26

Notes to Financial Statements

when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause the Fund to miss an advantageous price or yield.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than the lesser of shares valued at $15 million or 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitated the day-to-day operations of ReFlow until November 15, 2010, and ReFlow Services LLC, the entity that currently facilitates the day-to-day operations of ReFlow, are both under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Fund’s participation in ReFlow. ReFlow fees that were incurred by the Fund during the year ended December 31, 2010 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2010, based on the Fund’s average daily net assets: 1.05% on assets up to and including $500 million and 1.00% on assets over $500 million. (See Note 12—Subsequent Events).

The Trust and Forward Management have entered into an investment sub-advisory agreement with Hoover Investment Management Co., LLC (“Hoover” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates based on the Fund’s average daily net assets of 0.70% on assets up to and including $100 million and 0.55% on assets over $100 million. (See Note 12—Subsequent Events).

Expense Limitations: In previous years, Forward Management had agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund would reimburse Forward

27	December 31, 2010

Notes to Financial Statements

Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by the Fund to Forward Management would not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement was made within three years after the expenses were incurred. During the year ended December 31, 2010, Forward Management had not agreed to limit the expenses of the Fund.

For the year ended December 31, 2010, there were no fee waivers or recoupment of previously waived fees for the Fund.

As of December 31, 2010, the balances of recoupable expenses for the Fund were as follows:

CLASS	2008(a)	2009(a)	2010	TOTAL
Investor Class	$17,208	$6,652	N/A	$23,860
Institutional Class	170,351	28,313	N/A	198,664

(a) The recoupable expense balances include recoupable expenses from the reorganization of the Forward Mini-Cap Fund into the Fund.

4. Distribution and Shareholder Services Plan

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act which allows the Fund to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, and up to 0.35% of the Fund’s average daily net assets attributable to Class A shares.

The Fund has adopted a Shareholder Services Plan (the “Shareholder Services Plan”) for Investor Class, Institutional Class, Class A and Class M shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

The expenses of the Distribution Plan and Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Fund’s administrator.

AFS serves as the Fund’s transfer agent and dividend paying agent.

BBH is the Fund’s custodian.

5. Trustee and Officer Fees

The Fund does not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2010, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Fund, pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

December 31, 2010	28

Notes to Financial Statements

The Fund’s Chief Compliance Officer is employed by Forward Management. The Fund pays an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Fund. Based on experience, however, the Fund expects the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2010, 5% or greater of any class of the Fund’s outstanding equity securities:

CLASS	NAME	PERCENTAGE
Investor Class	Morgan Stanley	33.71%
	Charles Schwab & Co., Inc.	18.03%
	National Financial Services, LLC	14.87%
	Pershing, LLC	8.94%
	New York Life & Trust Co.	6.15%

Institutional Class	Prudential Investment Management	72.66%
	Charles Schwab & Co., Inc.	12.89%

Class A	Pershing, LLC	34.80%
	LPL Financial Services	13.37%
	Nationwide Trust Co.	11.92%
	UBS Financial Services Inc.	9.72%

Class M	Charles Schwab & Co., Inc.	66.05%
	Colorado State Bank & Trust	33.95%

8. Purchases and Sales of Investments

Purchases and sales of investment securities, excluding short-term securities, were $567,852,970 and $706,153,865, respectively, during the year ended December 31, 2010.

29	December 31, 2010

Notes to Financial Statements

9. Tax Basis Information

Reclassifications: At December 31, 2010, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in book and tax distributions and treatment of net investment loss. These reclassifications were as follows:

Decrease Paid In-Capital	$(3,466,775)
Increase Accumulated Net Investment Income	3,463,528
Increase Accumulated Net Realized Loss	3,247

Included in the amount reclassified was a net operating loss offset to Paid In-Capital of $3,463,528.

Tax Basis of Investments: As of December 31, 2010, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes were as follows:

Cost of Investments	$259,553,782
Gross Unrealized Appreciation	$89,276,224
Gross Unrealized Depreciation	(709,529)

Net Unrealized Appreciation	$88,566,695

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Fund elected to defer capital losses occurring between November 1, 2010 and December 31, 2010 in the amount of $0.

Capital Loss Carryforwards: As of December 31, 2010, the Fund had available for Federal income tax purposes unused capital losses of $50,069,794 which expire December 31, 2016, and $76,687,200, which expire December 31, 2017. The amounts are subject to limitations under §382 of the Code.

During the year ended December 31, 2010, the Fund utilized capital loss carryovers of $50,673,864.

Tax Basis of Distributable Earnings: At December 31, 2010, the following components of accumulated earnings on a tax basis were as follows:

Accumulated capital loss carryforward	$(126,756,994)
Net unrealized appreciation on investments	88,566,695

Total distributable earnings	$(38,190,299)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The Fund did not pay any distributions during the years ended December 31, 2009 and 2010.

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to the Fund.

11. Transactions

Reorganization of Forward Mini-Cap Fund into the Fund: On April 29, 2009, the Board of Trustees, including all of the Independent Trustees, approved a reorganization of the Forward Mini-Cap Fund (the “Acquired Fund”) into the Fund. The purpose of the transaction was to combine two funds managed by the Sub-Advisor with substantially the same investment objectives and principal investment strategies. The reorganization did not require approval by the shareholders of the Acquired Fund.

As of the close of business on June 26, 2009, the assets of the Acquired Fund were acquired by the Fund in exchange for shares of the Fund and the assumption by the Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Fund issued 1,477,010 and

December 31, 2010	30

Notes to Financial Statements

393,713 shares of Institutional Class and Investor Class, respectively, in exchange for net assets of the Acquired Fund valued at $18,778,096 and $4,839,602, respectively. The investment portfolio of the Acquired Fund, with a fair value of $20,878,982 and identified cost of $17,163,354 at June 26, 2009, was the principal asset acquired by the Fund. On June 29, 2009, the combined value of the Acquired Fund (which included realized losses of $(1,919,025) and unrealized appreciation of $3,715,628) and the Fund was $382,213,035. Immediately prior to the merger, net assets of the Fund were $358,595,337. The exchange of shares qualified as a tax-free reorganization for Federal income tax purposes. The unused capital loss carryforward totaling $26,184,306 for potential utilization and is subject to tax limitations. The Fund’s pro forma results would not have been materially different from the financial statements that were presented for the year ended December 31, 2009, therefore, the pro forma disclosure has been omitted.

12. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2010. However, the following are details relating to subsequent events through the date the financial statements were issued.

On December 15, 2010 and January 18, 2011, the Trustees, including all of the Trustees who are not “interested persons” of the Trust approved, on behalf of the Fund: (i) a permanent reduction in the management fee received by Forward Management, from the Fund; (ii) the adoption of an expense limitation agreement for the Fund; (iii) a change to the principal investment strategies of the Fund; and (iv) the termination of the Investment Sub-Advisory Agreement among Forward Management, the Trust and Hoover effective February 1, 2011.

Reduction in Management Fee

Effective February 1, 2011, the management fee Forward Management receives from the Fund shall be permanently reduced from an annual rate (as a percentage of the Fund’s average daily net assets) of 1.05% to an annual rate of 0.85%.

Expense Limitations

Effective February 1, 2011, Forward Management is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2011 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Institutional Class, Investor Class, Class A and Class M shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 0.99%, 1.29%, 1.34% and 0.99%, respectively.

31	December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Forward Small Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Forward Small Cap Equity Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2011

December 31, 2010	32

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund had no long-term capital gains dividends to designate.

33	December 31, 2010

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 23, 2010, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Fund.

Also at the September 23, 2010 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and Hoover Investment Management Co., LLC (the “Sub-Advisor”) on behalf of the Fund.

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and the Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisor; descriptions of Forward Management’s and the Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to the Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and the Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisor to the Fund.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

As of December 31, 2010, Forward Management employed the Sub-Advisor pursuant to the Sub-Advisory Agreement for the day-to-day management of the Fund.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and the Sub-Advisor; (ii) the investment performance of the Fund and the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense

December 31, 2010	34

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and the Sub-Advisor from their relationships with the Fund; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. The Board also considered the ability of Forward Management and the Sub-Advisor to provide an appropriate level of support and resources to the Fund and whether Forward Management and the Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and the Sub-Advisor as it relates to their ability to provide services to the Fund.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Fund and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board also determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Fund, including measures taken by Forward Management to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management and the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisor to the Fund.

Sub-Advisory Agreement. The Board considered the benefits to shareholders of continuing to retain the Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by the Sub-Advisor. The Board considered that the Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Fund over both the short and long term and the organizational depth and stability of the Sub-Advisor, including the background and experience of the Sub-Advisor’s senior management and the

35	December 31, 2010

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

expertise of and amount of attention expected to be given to the Fund by the portfolio management team. In this connection, the Board has received regular presentations from portfolio management personnel from the Sub-Advisor, and has discussed investment results with such personnel. The Board also considered the Sub-Advisor’s compliance operations with respect to the Fund, including the assessment of the Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisor to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and the Sub-Advisor under the Sub-Advisory Agreement.

Investment Performance

In considering information about the Fund’s historical performance, the Board was provided with information contained in a Morningstar Rating Analysis about the Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to the Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of the Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of the Sub-Advisor, the Board also considered the length of time the Sub-Advisor had served as Sub-Advisor to the Fund. The Board also noted the need for the Sub-Advisor to adhere to its investment mandates, which could at times have an impact on the Fund’s performance.

The Board noted that the Small Cap Equity Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2010, but outperformed the comparable funds within its Morningstar Category during the ten-year period ended June 30, 2010.

Performance information for each class of shares of the Fund, including performance relative to the Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that the Fund underperformed its benchmark or peer group for a given period but had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of the Fund with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance.

The Board determined to continue to monitor the performance of the Fund and concluded after consideration of the performance and strategy for the Fund that the Sub-Advisor should continue to serve under the Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered the cost of services to be provided and profits to be

December 31, 2010	36

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

realized by Forward Management from its relationship with the Fund, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2009, but a strong balance sheet and a demonstrated commitment to the support of the Funds. The Board also received Forward Management’s twelve month trailing income statement for the month ended August 31, 2010. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Fund, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and combine series of the Trust when necessary.

The Board also considered information regarding the investment management fees charged to the Fund by Forward Management and operating expense comparisons for the Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to the Fund was within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Fund with fees charged to other non-investment company clients of Forward Management. The Board also noted that Forward Management is responsible for compensation of the Sub-Advisor.

The Board concluded that Forward Management’s profitability with respect to the Fund was not excessive and that the advisory fees charged to the Fund were reasonable in light of the services provided to the Fund.

Sub-Advisory Agreement. With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisor to its other clients, and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies. The Board noted that the sub-advisory fee is paid by Forward Management out of Forward Management’s advisory fee and negotiated between Forward Management and the Sub-Advisor.

The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than the Fund or has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the

37	December 31, 2010

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Fund was not excessive and that the sub-advisory fee charged to the Fund was reasonable in light of the services provided to the Fund.

Economies of scale

The Board considered the potential of Forward Management and the Fund to experience economies of scale as the Fund grows in size but recognized that the current asset levels of the Fund does not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board noted that the Advisory Agreement for the Fund reflects breakpoints in the advisory fee as the assets grow. The Board concluded that, considering the size and operating history of the Fund and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale and the appropriateness of the advisory fee payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Fund, including the fees paid by the Fund to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Fund’s participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by the Sub-Advisor from its relationship with the Fund, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisor regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisor as a result of the Sub-Advisor’s relationships with the Trust. The Board concluded that any potential benefits to be derived by the Sub-Advisor from its relationship with the Fund included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement and the Sub-Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement.

At a meeting on December 14-15, 2010 and by subsequent unanimous written consent dated January 18, 2011, the Trustees, including all of the Independent Trustees, approved on behalf of the Fund: (i) the termination of the Sub-Advisor

December 31, 2010	38

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreement (Unaudited)

with Forward Management taking over the day-to-day management of the Fund; (ii) a permanent reduction in the advisory fee changed to the Fund by Forward Management; (iii) the adoption of an expense limitation agreement by and between the Trust, on behalf of the Fund, and Forward Management pursuant to which Forward Management agrees to limit the Fund’s operating expenses; and (iv) a change to the principal investment strategies of the Fund, each of which became effective on February 1, 2011.

39	December 31, 2010

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 63	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	35	Chairman and Director of SIFE Trust Fund (1978 – 2002)

Donald O’Connor Age: 74	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	35	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2010	40

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 80	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	35	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006 - 2008); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	35	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 - 2005); Trustee, The Montgomery Funds (1992 to 2003).

41	December 31, 2010

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 48	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010).	35	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

December 31, 2010	42

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 61	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 63	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 62	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 47	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 – 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 –2007).

Julie Allecta*** 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 64		Since 2010	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Ms. Allecta is a member of the Advisory Board of the Trust.

43	December 31, 2010

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2010	44

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Forward Banking and Finance Fund

Forward Emerging Markets Fund

Forward Focus Fund

Forward Frontier MarketStrat Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Fixed Income Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Equity Fund

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Forward Long/Short Credit Analysis Fund

Forward Mortgage Securities Fund

Forward Real Estate Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward SMIDPlus Fund

Forward Strategic Alternatives Fund

Forward Strategic Realty Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD003016 030112

Annual Report December 31, 2010

Forward Global Infrastructure Fund

Forward International Real Estate Fund

Forward Real Estate Fund

Forward Select Income Fund

Forward Strategic Realty Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2010

1

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	J. Alan Reid Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2010 have only underscored the challenges facing investors and advisors today. If you want to preserve and grow assets in today’s volatile, unpredictable global markets, you need to be more nimble and adaptable than ever.

This is why Forward keeps working to deliver fresh thinking, creative investment solutions, and an expanding selection of portfolio building blocks with a strong accent on alternative strategies. We believe that all investors—not just the ultra-wealthy—need access to nontraditional approaches in order to manage the risks of investing today.

Today we offer 35 mutual funds and a variety of separate account strategies across the asset spectrum, many of them embodying alternative thinking. Over the past four years, Forward has launched or acquired a range of mutual funds employing non-traditional strategies, forging a reputation as the alternative mutual fund specialists:

•

Forward Tactical Enhanced Fund, a new long/short equity fund that employs the concept of active market exposure management in seeking to capitalize on both upward and downward market movements. Our Enhanced Fund is a more aggressive version of the Forward Tactical Growth Fund, which aims for capital preservation and has been one of our fastest-growing funds since its introduction in September 2009.

•

Forward Commodity Long/Short Strategy Fund is our newest fund. We believe strongly that, in light of their very low correlation with other major asset classes, commodities can enhance virtually any asset allocation model. One of just three long/short commodities mutual funds existing today, our fund takes a unique approach in targeting specific commodities with the greatest upward or downward momentum.

•

Forward Frontier MarketStrat Fund, which is one of a small handful of mutual funds available in this up-and-coming asset class. We believe frontier markets are the logical next step in diversification for investors who already have exposure to emerging markets.

•

Two of our real estate funds regularly appeared on the Dow Jones, Lipper, and Wall Street Journal “top ten real estate funds” lists in 2010—Forward Strategic Realty Fund, which uses a flexible, value-driven approach to invest in high-quality real estate companies, and the Forward Select Income Fund, which focuses on preferred securities of real estate investment trusts (REITs) and real estate operating companies.

•	Forward International Dividend Fund, which targets both capital appreciation and income by using relative dividend yield to identify well-managed companies.

•	Forward Long/Short Credit Analysis Fund, a total-return strategy that invests on both sides of the tax-free municipal bond market as well as in corporates and Treasuries.

In 2011 we plan to introduce additional strategies in areas such as international fixed income, small-cap equity and emerging market dividends—all designed to help investors cope with the current climate of generally lower returns, higher volatility and higher asset-class correlations.

Our business is one fueled by knowledge and original thinking, which means there are limitless opportunities to add value to the investment process. Forward has steadily built portfolio management expertise across the asset spectrum, rounding out our strengths in asset allocation, portfolio construction, risk management and distribution. In the coming year, one of our major initiatives will be creating more channels through which we can share our insights.

December 31, 2010	2

But as important as all of these intellectual attributes are, we never forget that their value depends on the quality of the relationships they serve. Every day we strive to be true investment partners dedicated to giving our shareholders and their advisors the choices they will need in order to meet their long-term financial goals. We thank you for your continuing confidence in us.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance.

A fund that invests in exchange-traded funds (“ETFs”) will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

By investing in a subsidiary organized under the laws of the Cayman Islands, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments, which are generally similar to those that are permitted to be held by the fund. The subsidiary is not registered under the Investment Company Act of 1940.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

© 2011 Forward Funds. All rights reserved.

3	December 31, 2010

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	Jim O’ Donnell, CFA* Chief Investment Officer

Dear Shareholder:

The markets endured a mid-year correction which was fueled by uncertainty surrounding an impending November election and was further complicated by sovereign debt concerns impacting a number of European nations. At home in the U.S., the economic recovery continued to experience fits and starts. We wrote in our Semi-Annual Report letter that the markets had to digest the gains they enjoyed in the rebound out of the credit crisis lows. We also felt that many of the political risk factors would resolve themselves in due course.

Following a meaningful mid-year correction, the markets rallied sharply into year end. The second half of the year saw the S&P 500 rally over 10% in the third and fourth quarters. To put the magnitude of this back-to-back move into historical perspective, over the past 30 years (120 calendar quarters), the S&P 500 has seen only 16 calendar quarters in which the index has exceeded 10% gains. It just so happened that two of those rare 16 time periods were in the latter half of 2010. As we exited 2010, bullish sentiment was beginning to become apparent as stock market volatility was subdued. Again, we caution investors that we believe these are unsustainable rates of change.

From a historical perspective, the market carves a zigzag path to its ultimate destination. Long, sustained advances can be punctuated by short, sharp declines that test the mettle of even the most stalwart investors. We believe the market will continue to face concerns surrounding the risks of sovereign and municipal debts. And yet, as economic growth begins to become more established, municipalities and sovereign governments are seeing their tax receipts begin to recover. We continue to see early signs of government deficit improvements as economic activity rebounds and tax receipts begin to rebound.

A new threat has begun to emerge in the form of inflation. Demand for commodities from emerging countries is fueling a large portion of the inflationary pressure. Given this emerging risk factor, we believe it may be a good time to reassess your portfolio asset allocation to ensure you have adequate protection against inflationary forces should they become more pronounced. We also believe asset classes like real estate, commodities and infrastructure display many of the attributes that may help dampen the adverse impact that inflationary forces can have on an asset mix.

In the aftermath of November’s heated election season, campaign-weary legislators and the President came together to enact meaningful extensions to the tax benefits enjoyed by dividend investors. The importance of this move cannot be overstated. Over the next 20 years, roughly 76 million Americans are going to retire from the workforce, and with this shift, investment income will become of increasing importance. Some financial consultants believe that due to the low interest-rate environment, each stock in a client’s asset allocation mix should “carry its own weight” by paying a dividend and contributing to the client’s current income need. This current income dilemma faced by individual investors is also shared by endowments and trusts. Given these acute needs, 2011 may become “the Year of the Dividend.”

December 31, 2010	4

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2010, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’ Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2011 Forward Funds. All rights reserved.

5	December 31, 2010

Fund Commentary and Performance

Forward Global Infrastructure Fund

As of December 31, 2010

For the year ended December 31, 2010, the Forward Global Infrastructure Fund’s Class A shares (without sales load) returned 8.29% and the Fund’s benchmark, the S&P Global Infrastructure Index, returned 5.77%.

Relative outperformance was driven primarily by the allocation decision to underweight Utilities relative to the benchmark. Overweight positioning in the Energy, Transportation, and Related Industries sectors contributed to outperformance. The Fund also benefited from positive stock selection, particularly within the Transportation and Utilities sectors. Individual stock choices and weighting had a negative influence within the Energy sector.

In the first half of 2010, worries about the pace of the economic recovery combined with sovereign debt concerns in Europe pulled down most of the major market averages. Performance in the second half of the year was aided by the anticipation (and ultimate realization) of a second round of quantitative easing. It was also bolstered by several positive macroeconomic measures that pointed to a sustainable global economic recovery. The strong performance in the equities markets that began in the third quarter spilled over into an equally strong fourth quarter, pushing most market indices into the black for the year. We continue to believe the recovery remains ongoing, but the strength of the recovery will show meaningful differences between regions and countries, with the best growth prospects most likely remaining in the emerging markets.

Energy infrastructure holdings generally turned in strong performances for the year, and the Fund benefited from an overweight position relative to the benchmark. While natural gas prices remain depressed, we believe the backdrop for energy infrastructure remains positive as the current oil prices remain at levels sufficient to encourage future investment. Similarly, the transformational shale gas discoveries should precipitate more infrastructure investment.

Transportation infrastructure stocks were also solid performers for the year as volumes recovered globally for toll roads, airports and ports. With tariffs in many cases linked to inflation, we anticipate that the more inflationary environment will complement the volume increases with higher tariffs.

Utilities stocks generally were weak relative performers, as rising interest rates globally, in conjunction with falling energy prices, did not provide a friendly backdrop for the stocks. However, global demand for electricity continues to recover. Global demand should surpass the prior record level set in 2008 as energy demand in the fastest growing economies continues to grow at a very rapid rate.

Related Industries holdings included companies in the Energy sector (outside of pipeline and tanker operators), as well as the following industries: Construction & Engineering, Construction & Farm Machinery, Environmental & Facilities Services, Industrial Conglomerates, Industrial Machinery, Railroads, and Fertilizers & Agricultural Chemicals. Within these industries, we focus on companies with strong growth prospects and business models that should perform well in a more inflationary environment.

December 31, 2010	6

Forward Global Infrastructure Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. It is not possible to invest directly in an index.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government).

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

7	December 31, 2010

Forward Global Infrastructure Fund

Weightings by Country as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	8

Forward Global Infrastructure Fund

Forward Global Infrastructure Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Institutional Class	8.50%	-3.22%	06/29/07

Class A (load adjusted)(b)	2.07%	-5.09%	06/29/07

Class A (without load)(c)	8.29%	-3.47%	06/29/07

Class B (with CDSC)(d)	2.50%	-4.99%	06/29/07

Class B (without CDSC)(e)	7.50%	-4.21%	06/29/07

Class C (with CDSC)(f)	6.51%	-4.21%	06/29/07

Class C (without CDSC)(g)	7.51%	-4.21%	06/29/07

Class M(h)	N/A	12.49%	02/01/10

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(i) The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

9	December 31, 2010

Fund Commentary and Performance

Forward International Real Estate Fund

As of December 31, 2010

Fueled by the global economic recovery and the return to health of many important real estate markets around the world, international real estate stocks generated solid returns in 2010, and global investors were attracted by the sector’s valuations and growth prospects.

For the year ended December 31, 2010, the Forward International Real Estate Fund’s Class A shares (without sales load) returned 18.33% and the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Index, returned 16.01%.

The Fund’s investment strategy emphasizes our experience in real estate research to make individual stock selections. As such, we are pleased that strong stock selection drove the Fund’s outperformance for the year, more than offsetting the drag from conservative levels of cash held during periods of market uncertainty. Stock selection was positive in every region except Continental Europe, with notable positive attribution from our investment choices in Hong Kong, Singapore, Japan, Australia and Canada.

Over the year, the Fund benefited from its allocations to several emerging markets like Brazil, Malaysia and Indonesia, as well as overweight positioning in Hong Kong and an underweight position in Australia. Volatility in the value of the U.S. dollar also played an important role in overall returns, notably the surge in the value of the Japanese yen, which hurt relative performance due to our underweight stance in Japan.

Property stocks in Canada and Japan were the Fund’s strongest performers, delivering 55% and 43% U.S. dollar returns, respectively. Singapore at 39% and Hong Kong at 30% followed. The laggards were the United Kingdom, China and Continental Europe, which gained between 2% and 8% for the Fund in 2010.

Local property markets continued to recover in important global cities. Notably, office market rents surged in cities such as London, Hong Kong and Singapore as a rebound in occupier demand strengthened the bargaining power of landlords. While not nearly as strong, other international office markets like Tokyo, Paris and Toronto improved marginally. High quality shopping centers also performed well as retail sales increased and vacancy rates stayed low in many important markets. For-sale residential property in high growth Asian markets showed strength, although property stocks were impacted by concerns over government measures to cool price increases in China, Hong Kong and Singapore.

After a strong 2010, we remain optimistic about the prospects for international real estate stocks. We believe improving local market fundamentals and a desire for yield will continue to produce attractive total returns, and that international real estate markets are still at the early stages of a cyclical recovery that should last for several years.

December 31, 2010	10

Forward International Real Estate Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund. A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

The FTSE EPRA/NAREIT Global Real Estate Index ex-US is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. It is not possible to invest directly in an index.

11	December 31, 2010

Forward International Real Estate Fund

Weightings by Country as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	12

Forward International Real Estate Fund

Forward International Real Estate Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Institutional Class	18.46%	-1.40%	04/28/06

Class A (load adjusted)(b)	11.51%	-2.86%	04/28/06

Class A (without load)(c)	18.33%	-1.62%	04/28/06

Class B (with CDSC)(d)	12.48%	-2.66%	04/28/06

Class B (without CDSC)(e)	17.48%	-2.36%	04/28/06

Class C (with CDSC)(f)	16.40%	-2.37%	04/28/06

Class C (without CDSC)(g)	17.40%	-2.37%	04/28/06

(a) Prior to close the of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The FTSE EPRA/NAREIT Global Real Estate Index ex-US is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13	December 31, 2010

Fund Commentary and Performance

Forward Real Estate Fund

As of December 31, 2010

As the generally slow recovery in the broader economy unfolded throughout the year, publicly listed commercial real estate companies proved advantageously positioned to compete very effectively. These advantages took many forms, including access to capital which was used a) to pay down leverage, and b) for building improvements to maintain competitive positions in a very difficult real estate market environment and to attract new tenants. This was critically important at a time when new tenants were especially hard to come by and financing for other non-public owners was largely unavailable, especially earlier in 2010.

For the year ended December 31, 2010, the Forward Real Estate Fund’s Investor Class shares returned 25.40% and the Fund’s benchmark, the FTSE NAREIT Equity REITs Index, returned 27.95%.

As of February 10, 2010, Forward Management, LLC became directly responsible for the management of the Forward Real Estate Fund replacing the previous sub-advisor, Forward Uniplan Advisors, Inc.

Fund returns during the year were buoyed especially by portfolio exposure to retail and apartment stocks. The lodging portion of the portfolio caused the largest drag on performance. Early on in the year, the portfolio was positioned especially defensively during a time when the sector began to experience very robust performance.

Consistent with our pursuit of responsible investing imperatives, we continued to explore these issues with senior real estate executives in 2010 and also attended industry conferences pertaining to corporate and social responsibility during the year.

Stocks in the sector were priced at year end for a continuing recovery. Job growth will be especially important to see during 2011. All real estate owners know the demand for their product is ultimately driven by people working in office and industrial buildings, shopping at retail centers, and renting apartments and hotel rooms. At year end, the portfolio was overweight in both the Industrial and Health Care sectors and underweight in the Net Lease sector.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund. A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. It is not possible to invest directly in an index.

December 31, 2010	14

Forward Real Estate Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

15	December 31, 2010

Forward Real Estate Fund

Forward Real Estate Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	25.40%	0.51%	8.07%	8.38%	05/10/99

Institutional Class	25.91%	N/A	N/A	-5.80%	05/01/08

Class A (load adjusted)(b)	18.24%	N/A	N/A	35.65%	06/12/09

Class A (without load)(c)	25.49%	N/A	N/A	40.97%	06/12/09

Class C (with CDSC)(d)	23.71%	N/A	N/A	39.96%	06/12/09

Class C (without CDSC)(e)	24.71%	N/A	N/A	39.96%	06/12/09

(a) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund. Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(e) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(f) The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	16

Fund Commentary and Performance

Forward Select Income Fund

As of December 31, 2010

For the year ended December 31, 2010, the Forward Select Income Fund Class A shares (without sales load) returned 26.41% and the Fund’s benchmark, the BofA Merrill Lynch Preferred Index, returned 13.66%.

The Fund nearly doubled the 2010 performance of its benchmark, the BofA Merrill Lynch Preferred Index, an index comprised of a broad mix of both REIT and non-REIT preferred stocks. The majority of the outperformance in the Fund was built on strong stock selection and the advantageous use of leverage.

REIT senior securities continued to offer investors highly attractive dividends relative to other fixed-income alternatives. At the end of 2010, the yield available in the REIT preferred stock space averaged 7.61%. This is an attractive absolute level and also indicates an attractive spread over risk-free rates. At year end, the spread between the 10-year U.S. Treasury note index and REIT preferred stock yields was 431 basis points (or 4.31%), approximately 18% above the long-term, pre-financial crisis average of 366 basis points (or 3.66%).

With a distribution yield of 8.69% and a 30-day SEC yield of 6.90% as of December 31, 2010, for Class A shares, the Fund continued to meet its current-income goal of returning roughly $0.45 to $0.55 per share each quarter. This is achieved partly through the use of both portfolio leverage and dividend capture strategies. At the end of the year, the Fund was approximately 13% leveraged.

The Fund ended 2010 with the following asset mix: 82% preferred stocks, 11% bonds, and 7% in common stocks. We believe the portfolio was well diversified at year end, with 134 holdings and 68 issuers across multiple commercial real estate sectors. The Fund’s top holdings reflect our strategy of balancing high income returns with appropriate risk taking, and our focus remains on core investments and companies with strong or improving balance sheets.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund. A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

The BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities. It is not possible to invest directly in an index.

17	December 31, 2010

Forward Select Income Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	18

Forward Select Income Fund

Forward Select Income Fund(a)

	1 YEAR	5 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Institutional Class	26.74%	N/A	2.70%	04/28/06

Class A (load adjusted)(b)	19.13%	1.68%	8.47%	03/30/01

Class A (without load)(c)	26.41%	2.89%	9.13%	03/30/01

Class B (with CDSC)(d)(h)	20.52%	1.83%	8.29%	03/30/01

Class B (without CDSC)(e)(h)	25.52%	2.08%	8.29%	03/30/01

Class C (with CDSC)(f)(h)	24.46%	2.08%	8.29%	03/30/01

Class C (without CDSC)(g)(h)	25.46%	2.08%	8.29%	03/30/01

Class M(i)	N/A	N/A	23.96%	02/01/10

(a) Prior to close of the business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) While Class B and Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(i) “Since inception” performance is not annualized for a “since inception” period that is less than 1 year.

(j) The BofA Merrill Lynch Preferred Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19	December 31, 2010

Fund Commentary and Performance

Forward Strategic Realty Fund

As of December 31, 2010

As the generally slow recovery in the broader economy unfolded throughout the year ended December 31, 2010, publicly listed commercial real estate companies proved advantageously positioned to compete very effectively. These advantages took many forms, including access to capital which was used a) to pay down leverage, and b) for building improvements to maintain competitive positions in a very difficult environment and to attract new tenants. This was critically important at a time when new tenants were especially hard to come by and financing for other non-public owners was largely unavailable, especially earlier in 2010.

For the year ended December 31, 2010, the Forward Strategic Realty Fund Class A shares (without sales load) returned 33.34% and the Fund’s benchmark, the FTSE NAREIT Composite Index, returned 27.56%.

The most significant contributors to the Fund’s return in 2010 were mall and lodging stocks, both common and preferred. The short positions in the portfolio were a drag on performance but did serve two purposes: they dampened volatility and provided insurance against the potential for the market to weaken substantially.

We believe real estate stocks were priced at year end for a continuing recovery. Job growth will be especially important to see during 2011 since the demand for real estate is ultimately driven by people working in office and industrial buildings, shopping at retail centers, and renting apartments and hotel rooms.

At year end, just over 80% of the Fund’s net assets were in common stocks. Slightly more than 30% of the Fund’s assets were invested in preferred stocks. The Fund continues to use modest leverage and maintains short positions, and these short positions amounted to just under 10% of the portfolio entering 2011.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund. A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks. A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust Stocks. It is not possible to invest directly in an index.

Short selling, or shorting, is the practice of selling a financial instrument that the seller does not own at the time of the sale. Short selling is done with intent of later purchasing the financial instrument at a lower price. Short sellers attempt to profit from an unexpected decline in the price of a financial instrument.

December 31, 2010	20

Forward Strategic Realty Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

21	December 31, 2010

Forward Strategic Realty Fund

Forward Strategic Realty Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Institutional Class	33.67%	N/A	N/A	-4.86%	04/28/06

Class A (load adjusted)(b)	25.66%	-4.82%	6.44%	9.87%	09/15/99

Class A (without load)(c)	33.34%	-3.68%	7.07%	10.45%	09/15/99

Class B (with CDSC)(d)	27.34%	-4.64%	6.27%	9.63%	09/15/99

Class B (without CDSC)(e)	32.34%	-4.40%	6.27%	9.63%	09/15/99

Class C (with CDSC)(f)	31.35%	-4.40%	6.27%	9.63%	09/15/99

Class C (without CDSC)(g)	32.35%	-4.40%	6.27%	9.63%	09/15/99

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) Excludes sales charge.

(d) Includes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(e) Excludes the contingent deferred sales charge (“CDSC”), which declines from 5% beginning at time of purchase to 0% at the beginning of the seventh year.

(f) Includes the 1.00% contingent deferred sales charge (“CDSC”).

(g) Excludes the 1.00% contingent deferred sales charge (“CDSC”).

(h) The FTSE NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust Stocks. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	22

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2010. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, 2010 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

23	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD GLOBAL INFRASTRUCTURE FUND
Institutional Class
Actual	$1,000.00	$1,281.00	1.25%	$7.19

Hypothetical	$1,000.00	$1,018.85	1.25%	$6.36
Class A
Actual	$1,000.00	$1,280.10	1.50%	$8.62

Hypothetical	$1,000.00	$1,017.59	1.50%	$7.63
Class B
Actual	$1,000.00	$1,274.70	2.25%	$12.90

Hypothetical	$1,000.00	$1,013.81	2.25%	$11.42

December 31, 2010	24

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD GLOBAL INFRASTRUCTURE FUND (continued)
Class C
Actual	$1,000.00	$1,275.40	2.25%	$12.90

Hypothetical	$1,000.00	$1,013.81	2.25%	$11.42
Class M
Actual	$1,000.00	$1,281.20	1.25%	$7.19

Hypothetical	$1,000.00	$1,018.95	1.25%	$6.36

FORWARD INTERNATIONAL REAL ESTATE FUND
Institutional Class
Actual	$1,000.00	$1,285.20	1.40%	$8.06

Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12
Class A
Actual	$1,000.00	$1,285.10	1.65%	$9.50

Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39
Class B
Actual	$1,000.00	$1,280.20	2.40%	$13.79

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18
Class C
Actual	$1,000.00	$1,280.00	2.40%	$13.79

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

FORWARD REAL ESTATE FUND
Investor Class
Actual	$1,000.00	$1,211.00	1.60%	$8.92

Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Class
Actual	$1,000.00	$1,213.00	1.20%	$6.69

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class A
Actual	$1,000.00	$1,211.60	1.45%	$8.08

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class C
Actual	$1,000.00	$1,207.70	2.20%	$12.24

Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

25	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD SELECT INCOME FUND
Institutional Class
Actual	$1,000.00	$1,146.80	1.20%	$6.49

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class A
Actual	$1,000.00	$1,144.70	1.45%	$7.84

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class B
Actual	$1,000.00	$1,140.60	2.20%	$11.87

Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17
Class C
Actual	$1,000.00	$1,140.90	2.20%	$11.87

Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17
Class M
Actual	$1,000.00	$1,146.80	1.20%	$6.49

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

FORWARD STRATEGIC REALTY FUND
Institutional Class
Actual	$1,000.00	$1,201.40	1.30%	$7.21

Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class A
Actual	$1,000.00	$1,199.80	1.55%	$8.59

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class B
Actual	$1,000.00	$1,195.30	2.30%	$12.73

Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67
Class C
Actual	$1,000.00	$1,195.10	2.30%	$12.73

Hypothetical	$1,000.00	$1,013.61	2.30%	$11.67

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2010	26

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.14%
Australia: 6.31%

67,500	Boart Longyear Group	$314,817

375,000	DUET Group	646,281

825,000	MAP Group	2,522,987

575,000	Transurban Group	3,011,118

		6,495,203

Brazil: 6.99%

100,000	BM&F BOVESPA SA	790,964

78,000	Companhia de Concessoes Rodoviarias	2,203,735

11,000	Companhia de Saneamento Basico do, Estado de Sao Paulo, Sponsored ADR	581,680

160,000	Companhia Energetica de Minas Gerais, Sponsored ADR	2,654,400

125,000	Ecorodovias Infraestrutura e Logistica SA	962,349

		7,193,128

Canada: 10.89%

11,500	Agrium, Inc.	1,055,125

86,000	Enbridge, Inc.	4,866,962

7,000	Potash Corp. of Saskatchewan, Inc.	1,083,810

110,000	TransCanada Corp.	4,202,856

		11,208,753

Chile: 0.62%

27,500	Enersis SA, Sponsored ADR	638,550

China: 4.93%

2,150,000	Dalian Port (PDA) Co., Ltd.	893,436

675,000	Jiangsu Expressway Co., Ltd.	772,888

2,760,000	Sichuan Expressway Co., Ltd.	1,775,422

1,650,000	Zhejiang Expressway Co., Ltd.	1,626,055

		5,067,801

France: 10.37%

23,000	Aeroports de Paris	1,815,523

6,000	EDF SA	246,108

52,000	GDF Suez	1,865,755

175,000	Groupe Eurotunnel SA	1,538,760

62,500	Suez Environnement Co.	1,290,373

72,000	Vinci SA	3,913,994

		10,670,513

Shares		Value (Note 2)

Germany: 3.94%

25,000	E.ON AG	$763,868

32,500	Fraport AG Frankfurt Airport Services Worldwide	2,042,731

10,000	Siemens AG	1,245,039

		4,051,638

Hong Kong: 7.22%

674,000	China Merchants Holdings International Co., Ltd.	2,662,079

2,500,000	China Water Affairs Group, Ltd.	993,850

700,000	COSCO Pacific, Ltd.	1,219,380

2,500,000	Guangdong Investment, Ltd.	1,286,538

750,000	Noble Group, Ltd.	1,268,165

		7,430,012

Indonesia: 0.51%

2,750,000	PT AKR Corporindo Tbk	528,024

Italy: 4.82%

200,000	Atlantia SpA	4,081,087

51,000	Danieli & C. Officine Meccaniche SpA	880,521

		4,961,608

Japan: 3.68%

85	INPEX CORP.	497,814

130,000	Kamigumi Co., Ltd.	1,092,006

35,500	Komatsu, Ltd.	1,074,313

68,000	Mitsui & Co., Ltd.	1,123,144

		3,787,277

Mexico: 0.85%

15,500	Grupo Aeroportuario del Sureste SAB de CV, ADR	874,975

Netherlands: 3.97%

8,000	Chicago Bridge & Iron Co., NV(a)	263,200

81,000	Koninklijke Vopak NV	3,826,320

		4,089,520

Russia: 0.47%

19,000	Gazprom OAO, Sponsored ADR	479,750

See Notes to Financial Statements	27	December 31, 2010

Portfolio of Investments (Note 10)

Forward Global Infrastructure Fund

Shares		Value (Note 2)
Singapore: 1.63%

400,000	CSE Global, Ltd.	$405,190

30,000	Keppel Corp., Ltd.	264,620

450,000	Singapore Airport Terminal Services, Ltd.	1,009,856

		1,679,666

Spain: 2.01%

115,000	Abertis Infraestructuras SA	2,067,704

Switzerland: 1.96%

27,000	ABB, Ltd.(a)	601,508

900	Flughafen Zuerich AG	367,701

7,500	Foster Wheeler AG(a)	258,900

11,300	Transocean, Ltd.(a)	785,463

		2,013,572

United Kingdom: 5.63%

450,000	Centrica Plc	2,326,473

217,500	National Grid Plc	1,875,234

83,100	Scottish & Southern Energy Plc	1,587,114

		5,788,821

United States: 21.34%

25,000	AES Corp.(a)	304,500

30,000	American Tower Corp., Class A(a)	1,549,200

9,000	Cameron International Corp.(a)	456,570

8,500	Crown Castle International Corp.(a)	372,555

9,700	Digital Realty Trust, Inc.	499,938

20,000	Enbridge Energy Partners, LP	1,247,600

20,900	Energy Transfer Partners, LP	1,083,038

7,000	Entergy Corp.	495,810

32,500	FirstEnergy Corp.	1,203,150

36,500	Halliburton Co.	1,490,295

12,500	McDermott International, Inc.(a)	258,625

13,700	Mosaic Co.	1,046,132

15,000	NextEra Energy, Inc.	779,850

17,000	PG & E Corp.	813,280

13,900	Plains All American Pipeline, LP	872,781

9,000	SBA Communications Corp., Class A(a)	368,460

17,500	Southwestern Energy Co.(a)	655,025

Shares		Value (Note 2)

89,000	Spectra Energy Corp.	$2,224,110

252,000	Williams Cos., Inc.	6,229,440

		21,950,359

	Total Common Stocks (Cost $85,024,618)	100,976,874

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.60%
$622,058	Citibank — New York 0.030%, 01/03/11	622,058

	Total Short-Term Bank Debt Instruments (Cost $622,058)	622,058

	Total Investments: 98.74% (Cost $85,646,676)	101,598,932

	Net Other Assets and Liabilities: 1.26%	1,297,924

	Net Assets: 100.00%	$102,896,856

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt.

December 31, 2010	28	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 95.12%
Australia: 19.60%

64,000	Abacus Property Group	$149,901

798,391	CFS Retail Property Trust	1,437,203

254,000	Charter Hall Office REIT	740,404

100,000	Charter Hall Retail REIT	300,703

505,810	Commonwealth Property Office Fund	429,393

414,697	Dexus Property Group	337,200

160,000	FKP Property Group	139,919

3,450,000	ING Office Fund	1,958,404

500,000	Mirvac Group	626,464

216,830	Stockland	798,384

116,940	Thakral Holdings Group(a)	63,989

19,144	Westfield Group	187,581

645,144	Westfield Retail Trust(a)	1,695,820

		8,865,365

Brazil: 4.06%

25,000	BR Malls Participacoes SA	257,530

36,000	BR Properties SA	393,831

10,000	Iguatemi Empresa de Shopping Centers SA	250,000

22,500	Multiplan Empreendimentos Imobiliarios SA	500,151

71,400	PDG Realty SA Empreendimentos e Participacoes	437,002

		1,838,514

Canada: 4.60%

6,500	Allied Properties REIT	140,813

52,800	Brookfield Properties Corp.	932,483

9,200	Calloway REIT	216,237

9,100	Canadian REIT	284,175

11,000	Chartwell Seniors Housing REIT	90,496

3,000	First Capital Realty, Inc.	45,590

16,500	Morguard REIT	244,106

4,400	Northern Property REIT	127,977

		2,081,877

Shares		Value (Note 2)

China: 6.13%

682,000	China Overseas Land & Investment, Ltd.	$1,261,729

360,000	China Resources Land, Ltd.	657,678

135,000	Global Logistic Properties, Ltd.(a)	227,218

100,000	KWG Property Holding, Ltd.	76,163

110,000	Shimao Property Holdings, Ltd.	166,143

140,000	Yanlord Land Group, Ltd.	183,270

600,000	Ying Li International Real Estate, Ltd.(a)	203,374

		2,775,575

Finland: 0.73%

42,266	Citycon Oyj	173,960

30,000	Sponda Oyj	155,546

		329,506

France: 7.02%

19,861	Klepierre	716,458

6,000	Societe de la Tour Eiffel	464,795

28,227	Societe Fonciere Lyonnaise SA	1,306,998

5,021	Societe Immobiliere de Location pour l’Industrie et le Commerce	621,779

338	Unibail-Rodamco SE	66,848

		3,176,878

Hong Kong: 13.50%

460,000	Champion REIT	271,640

222,000	Great Eagle Holdings, Ltd.	689,751

50,000	Hang Lung Properties, Ltd.	233,828

540,000	Hongkong & Shanghai Hotels	925,381

280,000	Hongkong Land Holdings, Ltd.	2,021,600

23,000	Hysan Development Co., Ltd.	108,301

2,916,000	Prosperity REIT	660,271

72,100	Sun Hung Kai Properties, Ltd.	1,197,524

		6,108,296

Indonesia: 0.33%

153,500	PT Bumi Serpong Damai	15,333

3,500,000	PT Ciputra Development Tbk(a)	135,960

		151,293

See Notes to Financial Statements	29	December 31, 2010

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

Shares		Value (Note 2)
Italy: 0.30%

160,000	Beni Stabili SpA	$135,341

Japan: 12.17%

31,000	DAIBIRU Corp.	255,056

57	Fukuoka REIT Co.	446,508

15	Hankyu REIT, Inc.	79,998

143,000	Mitsubishi Estate Co., Ltd.	2,652,519

103,800	Mitsui Fudosan Co., Ltd.	2,069,863

		5,503,944

Malaysia: 3.67%

68,000	Genting Bhd	246,551

710,000	IGB Corp. Bhd	478,936

216,600	KLCC Property Holdings Bhd	235,320

725,000	Quill Capita Trust	260,986

150,000	SP Setia Bhd	289,444

450,000	Sunway REIT	150,316

		1,661,553

Netherlands: 2.18%

11,800	Corio NV	757,122

5,000	Eurocommercial Properties NV	230,146

		987,268

Norway: 0.11%

29,000	Norwegian Property ASA(a)	51,439

Singapore: 8.74%

200,000	Ascott Residence Trust	190,127

445,900	CapitaCommercial Trust	521,175

270,500	CapitaLand, Ltd.	781,981

206,000	CapitaMall Trust	313,009

216,000	CapitaMalls Asia, Ltd.	326,520

86,000	CDL Hospitality Trusts	139,385

23,000	City Developments, Ltd.	225,098

104,000	Hotel Properties, Ltd.	226,096

122,000	Keppel Land, Ltd.	456,306

502,400	Mapletree Logistics Trust	377,774

55,000	Overseas Union Enterprise, Ltd.	140,998

100,000	Suntec REIT	116,882

106,000	Wing Tai Holdings, Ltd.	139,588

		3,954,939

Shares		Value (Note 2)
Spain: 1.43%

8,804,578	Inmobiliaria Colonial SA(a)	$647,110

Turkey: 0.72%

285,000	Is Gayrimenkul Yatirim Ortakligi AS	324,870

United Kingdom: 9.83%

82,956	British Land Co., Plc	678,366

13,100	Derwent London Plc	318,820

93,800	Great Portland Estates Plc	527,643

23,000	Hammerson Plc	149,604

59,809	Land Securities Group Plc	628,489

504,265	Minerva Plc(a)	623,059

4,760	Segro Plc	21,255

54,960	Shaftesbury Plc	383,880

345,000	Songbird Estates Plc(a)	759,764

975,000	Workspace Group Plc	357,226

		4,448,106

	Total Common Stocks (Cost $39,067,546)	43,041,874

WARRANTS: 3.88%
Hong Kong: 3.88%

7,590,000	Henderson Land Development Co., Ltd., Warrants, Strike Price 58 HKD, (expiring 06/01/11)(a)	1,757,668

	Total Warrants (Cost $2,015,358)	1,757,668

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.21%
$93,069	Citibank — New York 0.030%, 01/03/11	93,069

	Total Short-Term Bank Debt Instruments (Cost $93,069)	93,069

	Total Investments: 99.21% (Cost $41,175,973)	44,892,611

	Net Other Assets and Liabilities: 0.79%	356,421

	Net Assets: 100.00%	$45,249,032

December 31, 2010	30	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward International Real Estate Fund

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

HKD — Hong Kong Dollar

REIT — Real Estate Investment Trust

See Notes to Financial Statements	31	December 31, 2010

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Shares		Value (Note 2)

COMMON STOCKS: 98.79%
Diversified REITs: 7.58%

25,172	Vornado Realty Trust	$2,097,583

24,400	Washington REIT	756,156

		2,853,739

Health Care: 14.07%

38,700	HCP, Inc.	1,423,773

26,500	Health Care REIT, Inc.	1,262,460

36,000	OMEGA Healthcare Investors, Inc.	807,840

27,100	Senior Housing Properties Trust	594,574

23,000	Ventas, Inc.	1,207,040

		5,295,687

Industrial REITs: 7.51%

20,900	AMB Property Corp.	662,739

9,300	EastGroup Properties, Inc.	393,576

11,600	First Potomac Realty Trust	195,112

43,700	Monmouth Real Estate Investment Corp.	371,450

83,500	ProLogis	1,205,740

		2,828,617

Lodging: 6.66%

7,639	Chatham Lodging Trust	131,773

60,000	FelCor Lodging Trust, Inc.(a)	422,400

88,585	Host Hotels & Resorts, Inc.	1,583,014

35,800	Sunstone Hotel Investors, Inc.(a)	369,814

		2,507,001

Office REITs: 15.04%

10,100	Alexandria Real Estate Equities, Inc.	739,926

19,215	Boston Properties, Inc.	1,654,411

11,525	Corporate Office Properties Trust	402,799

14,500	Digital Realty Trust, Inc.	747,330

20,600	Douglas Emmett, Inc.	341,960

11,100	Government Properties Income Trust	297,369

13,330	Hudson Pacific Properties, Inc.	200,617

11,100	Kilroy Realty Corp.	404,817

34,000	Lexington Realty Trust	270,300

8,900	SL Green Realty Corp.	600,839

		5,660,368

Shares		Value (Note 2)

Residential REITs: 15.74%

18,700	American Campus Communities, Inc.	$593,912

10,600	Associated Estates Realty Corp.	162,074

12,000	AvalonBay Communities, Inc.	1,350,600

5,000	BRE Properties, Inc.	217,500

20,000	Camden Property Trust	1,079,600

7,300	Campus Crest Communities, Inc.	102,346

32,000	Equity Residential	1,662,400

6,000	Home Properties, Inc.	332,940

18,000	UDR, Inc.	423,360

		5,924,732

Retail REITs: 22.53%

37,000	Excel Trust, Inc.	447,700

10,000	Federal Realty Investment Trust	779,300

50,000	General Growth Properties, Inc.	773,999

49,100	Kimco Realty Corp.	885,764

19,300	Macerich Co.	914,241

34,147	Simon Property Group, Inc.	3,397,284

12,900	Tanger Factory Outlet Centers, Inc.	660,351

26,066	Weingarten Realty Investors, Inc.	619,328

		8,477,967

Specialized REITs: 9.66%

17,700	Plum Creek Timber Co., Inc.	662,865

15,600	Public Storage, Inc.	1,582,152

19,700	Sovran Self Storage, Inc.	725,157

35,178	Weyerhaeuser Co.	665,920

		3,636,094

	Total Common Stocks (Cost $24,768,321)	37,184,205

December 31, 2010	32	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Real Estate Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 1.10%
$414,143	Wells Fargo Bank & Co. — San Francisco 0.030%, due 01/03/11	$414,143

	Total Short-Term Bank Debt Instruments (Cost $414,143)	414,143

	Total Investments: 99.89% (Cost $25,182,464)	37,598,348

	Net Other Assets and Liabilities: 0.11%	41,518

	Net Assets: 100.00%	$37,639,866

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

REIT— Real Estate Investment Trust

See Notes to Financial Statements	33	December 31, 2010

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)

COMMON STOCKS: 6.47%
Diversified REITs: 0.33%

330,000	Winthrop Realty Trust	$4,220,700

Health Care Services: 1.05%

1,054,001	Sun Healthcare Group, Inc.(a)(b)	13,343,653

Mortgage REITs: 0.96%

650,000	Annaly Capital Management, Inc.	11,648,000

21,500	Invesco Mortgage Capital, Inc.	469,560

		12,117,560

Office REITs: 0.83%

80,000	Corporate Office Properties Trust	2,796,000

420,000	Lexington Realty Trust	3,339,000

132,285	Mack-Cali Realty Corp.	4,373,342

		10,508,342

Retail REITs: 0.49%

500,000	Ramco-Gershenson Properties Trust	6,225,000

Specialized REITs: 2.81%

424,305	Chatham Lodging Trust	7,319,261

1,054,002	Sabra Healthcare REIT, Inc.(a)	19,393,637

400,000	Senior Housing Properties Trust	8,776,000

		35,488,898

	Total Common Stocks (Cost $73,566,410)	81,904,153

CONVERTIBLE PREFERRED STOCKS: 0.86%
Specialized REITs: 0.86%

	FelCor Lodging Trust, Inc.

439,184	Series A, 1.950%(a)	10,935,682

	Total Convertible Preferred Stocks (Cost $8,777,775)	10,935,682

EXCHANGE-TRADED FUNDS: 1.12%

781,000	ProShares UltraShort Real Estate(b)	14,167,340

	Total Exchange-Traded Funds (Cost $14,125,585)	14,167,340

PREFERRED STOCKS: 91.24%
Diversified REITs: 6.04%

	CapLease, Inc.

698,000	Series A, 8.125%(a)	17,369,730

Shares		Value (Note 2)

	Cousins Properties, Inc.

14,400	Series A, 7.750%	$357,120

332,989	Series B, 7.500%(a)	8,258,127

	PS Business Parks, Inc.

122,532	Series H, 7.000%(a)	3,003,259

102,400	Series O, 7.375%(a)	2,582,528

529,300	Series P, 6.700%(a)	12,602,633

200,000	Series R, 6.875%	4,876,000

	Vornado Realty LP

1,005,363	7.875%(a)	26,813,032

	Vornado Realty Trust

22,100	Series E, 7.000%(a)	545,870

		76,408,299

Industrial REITs: 7.61%

	AMB Property Corp.

239,400	Series M, 6.750%(a)	5,767,146

323,069	Series O, 7.000%(a)	7,999,188

469,707	Series P, 6.850%(a)	11,860,102

	DuPont Fabros Technology, Inc.

747,000	Series A, 7.875%(a)	18,645,120

	Monmouth Real Estate Investment Corp.

432,050	Series A, 7.625%(a)	10,598,187

	ProLogis

446,380	Series C, 8.540%(a)	24,801,988

421,070	Series F, 6.750%(a)	9,684,610

302,803	Series G, 6.750%(a)	6,946,301

		96,302,642

Investment Banking & Brokerage: 0.48%

	Goldman Sachs Group, Inc.

262,500	6.125%	6,076,875

Mortgage REITs: 2.63%

	iStar Financial, Inc.

126,620	Series D, 8.000%(a)	2,285,491

683,400	Series E, 7.875%(a)	12,075,679

354,666	Series F, 7.800%(a)	6,277,588

216,607	Series G, 7.650%(a)	3,810,117

81,126	Series I, 7.500%(a)	1,419,705

December 31, 2010	34	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)
Mortgage REITs (continued): 2.63%

	NorthStar Realty Finance Corp.

30,791	Series A, 8.750%	$640,453

342,031	Series B, 8.250%	6,768,793

		33,277,826

Office REITs: 17.74%

	Alexandria Real Estate Equities, Inc.

500,000	Series C, 8.375%(a)	12,825,000

102,798	Series D, 7.000%	2,544,251

	BioMed Realty Trust, Inc.

1,376,600	Series A, 7.375%(a)	34,428,766

	Brandywine Realty Trust

274,150	Series C, 7.500%(a)	6,820,852

54,300	Series D, 7.375%(a)	1,350,441

	CommonWealth REIT

24,500	7.500%	518,175

300,000	Series C, 7.125%(a)	7,239,000

531,555	Series D, 6.500%(a)	11,603,846

	Corporate Office Properties Trust

633,125	Series G, 8.000%(a)	16,290,306

15,300	Series H, 7.500%(a)	384,030

98,045	Series J, 7.625%(a)	2,491,323

	Duke Realty Corp.

455,300	Series L, 6.600%(a)	10,230,591

274,773	Series N, 7.250%(a)	6,745,677

	Highwoods Properties, Inc.

224,304	Series B, 8.000%(a)	5,682,742

	Kilroy Realty Corp.

347,979	Series E, 7.800%(a)	8,856,066

150,969	Series F, 7.500%(a)	3,801,399

	Lexington Realty Trust

654,530	Series B, 8.050%(a)	16,526,883

303,428	Series C, 6.500%(a)	12,962,444

508,483	Series D, 7.550%(a)	12,147,659

	MPG Office Trust, Inc.

502,725	Series A, 7.625%	7,968,191

	Parkway Properties, Inc.

830,500	Series D, 8.000%(a)	21,327,240

	SL Green Realty Corp.

747,129	Series C, 7.625%(a)	18,678,225

Shares		Value (Note 2)

119,031	Series D, 7.875%(a)	$3,011,484

		224,434,591

Real Estate Operating Companies: 2.19%

	Forest City Enterprises, Inc.

724,723	7.375%(a)	16,501,943

	Hudson Pacific Properties, Inc.

450,000	Series B, 8.375%	11,250,000

		27,751,943

Real Estate Services: 1.27%

	Grubb & Ellis Co.

170,850	12.000%(a)(c)	16,032,564

Residential REITs: 7.28%

	Apartment Investment & Management Co.

432,140	Series T, 8.000%(a)	10,851,035

1,440,134	Series U, 7.750%(a)	36,147,364

87,000	Series V, 8.000%	2,189,790

140,420	Series Y, 7.875%	3,547,009

	BRE Properties, Inc.

232,266	Series C, 6.750%(a)	5,669,613

483,000	Series D, 6.750%(a)	11,712,750

	Equity Residential

361,200	Series K, 8.290%(a)	19,233,900

	Essex Property Trust, Inc.

124,800	Series F, 7.813%	2,827,506

		92,178,967

Retail REITs: 25.85%

	CBL & Associates Properties, Inc.

540,330	Series C, 7.750%(a)	13,162,439

1,588,779	Series D, 7.375%(a)	37,526,959

	Cedar Shopping Centers, Inc.

631,223	Series A, 8.875%	15,862,634

	Developers Diversified Realty Corp.

737,143	Series G, 8.000%(a)	18,362,232

750,000	Series H, 7.375%(a)	17,737,500

227,700	Series I, 7.500%(a)	5,451,138

See Notes to Financial Statements	35	December 31, 2010

Portfolio of Investments (Note 10)

Forward Select Income Fund

Shares		Value (Note 2)
Retail REITs (continued): 25.85%

	Glimcher Realty Trust

698,508	Series F, 8.750%(a)	$17,602,402

1,070,508	Series G, 8.125%(a)	26,184,626

	Kimco Realty Corp.

9,100	Series F, 6.650%(a)	223,405

992,447	Series G, 7.750%(a)	26,200,600

	Kite Realty Group Trust

205,000	Series A, 8.250%	5,130,125

	National Retail Properties, Inc.

292,450	Series C, 7.375%(a)	7,287,854

	Regency Centers Corp.

14,525	Series C, 7.450%(a)	368,064

230,488	Series D, 7.250%(a)	5,699,968

	Saul Centers, Inc.

631,428	Series A, 8.000%(a)	15,968,814

635,013	Series B, 9.000%(a)	16,643,691

	Simon Property Group, Inc.

15,000	Series J, 8.375%(a)	915,000

	Taubman Centers, Inc.

792,866	Series G, 8.000%(a)	20,178,440

659,966	Series H, 7.625%(a)	16,631,143

	Urstadt Biddle Properties, Inc.

80,000	Series C, 8.500%(a)	8,300,400

481,400	Series D, 7.500%(a)	12,227,560

	Weingarten Realty Investors

250,000	Senior Notes, 8.100%	5,712,500

1,450,000	Series F, 6.500%(a)	33,784,999

		327,162,493

Specialized REITs: 20.15%

	Ashford Hospitality Trust, Inc.

200,000	Series A, 8.550%(a)	4,934,000

1,402,300	Series D, 8.450%(a)	33,234,511

	Cogdell Spencer, Inc.

548,000	Series A, 8.500%	13,672,600

	Eagle Hospitality Properties Trust, Inc.

641,300	Series A, 8.250%(a)	662,142

	Entertainment Properties Trust

196,796	Series B, 7.750%	4,819,534

Shares		Value (Note 2)

123,700	Series C, 5.750%	$2,383,699

139,744	Series D, 7.375%(a)	3,342,676

644,101	Series E, 9.000%(a)	18,047,710

	FelCor Lodging Trust, Inc.

227,500	Series C, 8.000%	5,642,000

	HCP, Inc.

10,400	Series E, 7.250%(a)	257,192

822,734	Series F, 7.100%(a)	20,239,256

	Health Care REIT, Inc.

184,550	Series D, 7.875%(a)	4,711,562

494,310	Series F, 7.625%(a)	12,486,271

	Hersha Hospitality Trust

493,433	Series A, 8.000%(a)	12,311,153

	Hospitality Properties Trust

186,733	Series B, 8.875%	4,830,783

552,147	Series C, 7.000%(a)	13,240,485

	LaSalle Hotel Properties

101,962	Series B, 8.375%	2,589,325

62,990	Series D, 7.500%	1,516,169

300,900	Series E, 8.000%(a)	7,492,410

362,250	Series G, 7.250%(a)	8,607,060

	LTC Properties, Inc.

759,905	Series F, 8.000%(a)	19,757,530

	Omega Healthcare Investors, Inc.

1,050,000	Series D, 8.375%(a)	27,342,000

	Sunstone Hotel Investors, Inc.

1,337,897	Series A, 8.000%(a)	32,912,266

		255,032,334

	Total Preferred Stocks (Cost $997,509,930)	1,154,658,534

Principal Amount

CORPORATE BONDS: 11.38%
Industrial REITs: 3.58%

	DuPont Fabros Technology LP, Gtd. Notes

$11,500,000	8.500%, 12/15/17(a)	12,362,499

	First Industrial LP, Sr. Unsec. Notes

10,549,000	5.750%, 01/15/16(a)	9,452,263

December 31, 2010	36	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Select Income Fund

Principal Amount		Value (Note 2)

Industrial REITs (continued): 3.58%

$8,000,000	5.950%, 05/05/17(a)	$7,045,288

1,750,000	7.500%, 12/01/17(a)	1,528,062

10,626,000	7.600%, 07/15/28(a)	9,478,615

	First Industrial LP. Sr. Unsec. Notes

7,500,000	7.150%, 05/15/27	5,428,095

		45,294,822

Real Estate Operating Companies: 0.81%

	Forest City Enterprises, Inc., Sr. Unsec. Notes

11,143,000	6.500%, 02/01/17(a)	9,750,125

550,000	7.625%, 06/01/15(a)	517,000

		10,267,125

Retail REITs: 1.06%

	Developers Diversified Realty Corp.

7,000,000	7.875%, 09/01/20	7,852,537

	Developers Diversified Realty Corp., Sr. Unsec. Notes

4,675,000	9.625%, 03/15/16(a)	5,553,741

		13,406,278

Specialized REITs: 3.54%

	Entertainment Properties Trust, Sr. Unsec. Notes

12,000,000	7.750%, 07/15/20(c)	12,750,000

	FelCor Lodging LP, Sr. Sec. Notes

18,600,000	10.000%, 10/01/14(a)	20,925,000

	Omega Healthcare Investors, Inc., Sr. Notes

6,000,000	6.750%, 10/15/22(c)	5,962,500

	Sabra Health/ Capital Corp., Gtd. Notes

5,000,000	8.125%, 11/01/18(c)	5,187,500

		44,825,000

Toy Stores: 2.39%

	Toys R Us Property Co., I LLC, Gtd. Notes

26,355,000	10.750%, 07/15/17(a)	30,176,475

	Total Corporate Bonds (Cost $131,787,253)	143,969,700

Principal Amount		Value (Note 2)

CONVERTIBLE CORPORATE BONDS: 0.79%
Mortgage REITs: 0.79%

	NRFC NNN Holdings LLC

$10,000,000	11.500%, 06/15/13(a)(c)	$10,000,000

	Total Convertible Corporate Bonds (Cost $9,312,558)	10,000,000

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 4.20%
	Bank of America - Charlotte

$25,559,607	0.030%, due 01/03/11	25,559,607

	Wells Fargo Bank & Co. - San Francisco

27,622,041	0.030%, due 01/03/11	27,622,041

	Total Short-Term Bank Debt Instruments (Cost $53,181,648)	53,181,648

	Total Investments: 116.06% (Cost $1,288,261,159)	1,468,817,057

	Net Other Assets and Liabilities: (16.06)%	(203,249,080)

	Net Assets: 100.00%	$1,265,567,977

(a) Securities or portion of securities are being held as collateral for the letter of credit. At period end, the aggregate market value of those securities was $732,216,791, representing 57.86% of net assets.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $49,932,564, representing 3.95% of net assets.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. — Guaranteed

REIT — Real Estate Investment Trust

Sec. — Secured

Sr. — Senior

Unsec. — Unsecured

See Notes to Financial Statements	37	December 31, 2010

Portfolio of Investments (Note 10)

Forward Strategic Realty Fund

Shares		Value (Note 2)

COMMON STOCKS: 81.25%
Diversified REITs: 5.11%

47,237	Vornado Realty Trust(a)	$3,936,259

29,632	Winthrop Realty Trust	378,993

		4,315,252

Health Care: 9.94%

93,500	HCP, Inc.(a)	3,439,865

26,600	Health Care REIT, Inc.	1,267,224

32,700	Omega Healthcare Investors, Inc.	733,788

20,288	Sabra Healthcare REIT, Inc.	373,299

49,000	Ventas, Inc.(a)	2,571,520

		8,385,696

Health Care Facilities: 0.20%

13,288	Sun Healthcare Group, Inc.(b)	168,226

Homebuilding: 0.97%

28,300	M.D.C. Holdings, Inc.	814,191

Industrial REITs: 6.77%

43,200	AMB Property Corp.	1,369,872

26,500	First Potomac Realty Trust	445,730

99,100	Monmouth Real Estate Investment Corp.	842,350

191,800	ProLogis(a)	2,769,592

16,000	Terreno Realty Corp.(b)	286,880

		5,714,424

Lodging: 6.32%

16,868	Chatham Lodging Trust	290,973

174,200	FelCor Lodging Trust, Inc.(b)	1,226,368

190,688	Host Hotels & Resorts, Inc.(a)	3,407,595

39,500	Sunstone Hotel Investors, Inc.(b)	408,035

		5,332,971

Mortgage REITs: 2.62%

35,000	American Capital Agency Corp.	1,005,900

46,900	Annaly Capital Management, Inc.(a)	840,448

25,000	iStar Financial, Inc.(b)	195,500

8,000	Starwood Property Trust, Inc.	171,840

		2,213,688

Shares		Value (Note 2)

Office REITs: 13.24%

13,450	Alexandria Real Estate Equities, Inc.(a)	$985,347

29,030	Boston Properties, Inc.(a)	2,499,482

40,800	Brandywine Realty Trust	475,320

60,000	CoreSite Realty Corp.	818,400

31,742	Corporate Office Properties Trust	1,109,383

23,600	Digital Realty Trust, Inc.(a)	1,216,344

33,000	Duke Realty Corp.	411,180

12,300	Government Properties Income Trust	329,517

32,670	Hudson Pacific Properties, Inc.	491,684

22,900	Kilroy Realty Corp.	835,163

76,000	Lexington Realty Trust	604,200

20,700	SL Green Realty Corp.(a)	1,397,457

		11,173,477

Real Estate Operating Companies: 0.45%

81,000	Global Logistic Properties, Ltd.(b)	136,331

200,000	Minerva Plc(b)	247,115

		383,446

Residential REITs: 12.06%

17,700	American Campus Communities, Inc.	562,152

18,000	AvalonBay Communities, Inc.(a)	2,025,900

28,100	Camden Property Trust(a)	1,516,838

15,860	Campus Crest Communities, Inc.	222,357

55,900	Equity Residential(a)	2,904,005

10,000	Essex Property Trust, Inc.	1,142,200

15,000	Home Properties, Inc.	832,350

41,408	UDR, Inc.	973,916

		10,179,718

Retail REITs: 19.66%

83,000	Excel Trust, Inc.	1,004,300

15,600	Federal Realty Investment Trust(a)	1,215,708

123,953	General Growth Properties, Inc.	1,918,792

117,200	Kimco Realty Corp.(a)	2,114,288

39,400	Macerich Co.(a)	1,866,378

72,700	Ramco-Gershenson Properties Trust(a)	905,115

51,947	Simon Property Group, Inc.(a)	5,168,207

December 31, 2010	38	See Notes to Financial Statements

Portfolio of Investments (Note 10)

Forward Strategic Realty Fund

Shares		Value (Note 2)
Retail REITs (continued): 19.66%

12,800	Tanger Factory Outlet Centers, Inc.	$655,232

140,700	Westfield Group	1,378,636

140,700	Westfield Retail Trust(b)	369,843

		16,596,499

Specialized REITs: 3.91%

13,600	Public Storage(a)	1,379,312

21,800	Senior Housing Properties Trust	478,292

76,135	Weyerhaeuser Co.(a)	1,441,236

		3,298,840

	Total Common Stocks (Cost $48,214,800)	68,576,428

EXCHANGE-TRADED PRODUCTS: 1.42%

7,400	iPath S&P 500 VIX Short-Term Futures ETN(b)	278,166

51,000	UltraShort Real Estate ProShares(b)	925,140

	Total Exchange-Traded Products (Cost $1,206,942)	1,203,306

PREFERRED STOCKS: 31.74%
Diversified REITs: 1.03%

	CapLease, Inc.

35,000	Series A, 8.125%(a)	870,975

Industrial REITs: 1.53%

	First Industrial Realty Trust, Inc.

22,271	Series J, 7.250%	454,328

	ProLogis

15,000	Series C, 8.540%	833,438

		1,287,766

Lodging: 9.96%

	Ashford Hospitality Trust, Inc.

80,700	Series D, 8.450%(a)	1,912,590

	FelCor Lodging Trust, Inc.

55,000	Series A, 1.950%(a)	1,369,500

	Hersha Hospitality Trust

77,900	Series A, 8.000%	1,943,605

Shares		Value (Note 2)

	LaSalle Hotel Properties

84,960	Series E, 8.000%(a)	$2,115,504

	Sunstone Hotel Investors, Inc.

43,300	Series A, 8.000%(a)	1,065,180

		8,406,379

Mortgage REITs: 0.94%

	Anworth Mortgage Asset Corp.

31,430	Series A, 8.625%(a)	791,250

Office REITs: 5.93%

	Lexington Realty Trust

51,900	Series B, 8.050%	1,310,475

106,920	Series D, 7.550%(a)	2,554,319

	Parkway Properties, Inc.

44,400	Series D, 8.000%	1,140,192

		5,004,986

Real Estate Services: 0.78%

	Grubb & Ellis Co.

7,000	12.000%(c)	656,880

Retail REITs: 10.41%

	CBL & Associates Properties, Inc.

100,000	Series C, 7.750%(a)	2,436,000

95,330	Series D, 7.375%(a)	2,251,695

	Developers Diversified Realty Corp.

17,300	Series I, 7.500%	414,162

	Glimcher Realty Trust

11,000	Series F, 8.750%	277,200

103,800	Series G, 8.125%	2,538,948

	Kite Realty Group Trust

35,000	Series A, 8.250%(a)	875,875

		8,793,880

Specialized REITs: 1.16%

	Entertainment Properties Trust

40,000	Series B, 7.750%(a)	979,600

	Total Preferred Stocks (Cost $20,633,880)	26,791,716

See Notes to Financial Statements	39	December 31, 2010

Portfolio of Investments (Note 10)

Forward Strategic Realty Fund

Shares		Value (Note 2)

WARRANTS: 0.15%
Financials: 0.15%

532,600	Henderson Land Development Co., Ltd., Warrants, Strike Price 58 HKD, (expiring 06/01/11)(b)	$123,338

	Total Warrants (Cost $158,665)	123,338

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.12%
	Bank of America — Charlotte

$99,176	0.030%, due 01/03/11	99,176

	Total Short-Term Bank Debt Instruments (Cost $99,176)	99,176

	Total Investments: 114.68% (Cost $70,313,463)	96,793,964

	Net Other Assets and Liabilities: (14.68)%	(12,388,329)

	Net Assets: 100.00%	$84,405,635

Shares

SCHEDULE OF SECURITIES SOLD SHORT
Common Stocks

(60,000)	CB Richard Ellis Group, Inc.	$(1,228,800)

(20,000)	CBL & Associates Properties, Inc.	(350,000)

(10,000)	Family Dollar Stores, Inc.	(497,100)

(35,000)	Glimcher Realty Trust	(294,000)

(60,500)	Hovnanian Enterprises, Inc.	(247,445)

(10,000)	Jones Lang LaSalle, Inc.	(839,200)

(10,000)	Las Vegas Sands Corp.	(459,500)

(40,000)	Lennar Corp., Class A	(750,000)

(30,000)	Pinnacle Entertainment, Inc.	(420,600)

(30,000)	Realty Income Corp.	(1,026,000)

(10,000)	The Sherwin-Williams Co.	(837,500)

(5,000)	Starwood Hotels & Resorts Worldwide, Inc.	(303,900)

Exchange-Traded Funds

(20,000)	SPDR S&P Homebuilders ETF	(347,800)

	Total Securities Sold Short (Proceeds $6,345,096)	$(7,601,845)

Contracts		Value (Note 2)

SCHEDULE OF OPTIONS WRITTEN

(100)	Simon Property Group, Inc., Expires January 2011, Strike Price $105.00 Call	$(3,800)

	Total Options Written (Proceeds $19,898)	$(3,800)

(a) Security, or portion of security, is being held as collateral for short sales, written option contracts or the letter of credit. At period end, the aggregate market value of those securities was $36,627,108.

(b) Non-income producing security.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $656,880, representing 0.78% of net assets.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ETF— Exchange-Traded Fund

ETN— Exchange-Traded Note

HKD— Hong Kong Dollar

REIT— Real Estate Investment Trust

SPDR— Standard & Poor’s Depositary Receipts

December 31, 2010	40	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD GLOBAL INFRASTRUCTURE FUND	FORWARD INTERNATIONAL REAL ESTATE FUND
ASSETS:
Investments, at value	$101,598,932	$44,892,611
Foreign currency, at value (Cost $780,203 and $86,683, respectively)	794,240	85,749
Receivable for investments sold	321,439	341,210
Receivable for shares sold	25,777	40,784
Interest and dividends receivable	451,717	266,159
Other assets	23,994	12,976

Total Assets	103,216,099	45,639,489

LIABILITIES:
Payable for investments purchased	—	222,883
Payable for shares redeemed	106,019	50,702
Payable to advisor	121,201	34,317
Payable for distribution and service fees	23,276	17,152
Payable to trustees	36	13
Payable for chief compliance officer fee	449	201
Payable to ReFlow (Note 2)	510	950
Accrued expenses and other liabilities	67,752	64,239

Total Liabilities	319,243	390,457

NET ASSETS	$102,896,856	$45,249,032

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$168,880,033	$179,732,421
Accumulated net investment income/(loss)	42,850	(1,490,770)
Accumulated net realized loss on investments and foreign currency transactions	(81,995,297)	(136,714,285)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	15,969,270	3,721,666

TOTAL NET ASSETS	$102,896,856	$45,249,032

INVESTMENTS, AT COST	$85,646,676	$41,175,973

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$20.27	$15.97
Net Assets	$37,216,897	$3,186,809
Shares of beneficial interest outstanding	1,835,728	199,577
Class A:
Net Asset Value, offering and redemption price per share	$20.28	$16.04
Net Assets	$50,631,371	$29,006,830
Shares of beneficial interest outstanding	2,497,103	1,808,305
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.52	$17.02
Class B:
Net Asset Value, offering and redemption price per share	$20.28	$16.09
Net Assets	$3,184,454	$1,566,393
Shares of beneficial interest outstanding	157,021	97,365
Class C:
Net Asset Value, offering and redemption price per share	$20.32	$16.06
Net Assets	$11,696,546	$11,489,000
Shares of beneficial interest outstanding	575,625	715,254
Class M:
Net Asset Value, offering and redemption price per share	$20.27	—
Net Assets	$167,588	—
Shares of beneficial interest outstanding	8,266	—

See Notes to Financial Statements	41	December 31, 2010

Statement of Assets and Liabilities

	FORWARD REAL ESTATE FUND	FORWARD SELECT INCOME FUND
ASSETS:
Investments, at value	$37,598,348	$1,468,817,057
Receivable for investments sold	0	36,646,210
Receivable for shares sold	7,113	2,541,687
Interest and dividends receivable	119,666	16,503,483
Other assets	12,927	141,344

Total Assets	37,738,054	1,524,649,781

LIABILITIES:
Payable on loan (Note 2)	—	238,045,296
Payable for interest due on loan (Note 2)	—	19,316
Payable for investments purchased	0	17,289,022
Payable for shares redeemed	46,562	2,016,209
Payable to advisor	25	1,057,930
Payable for distribution and service fees	12,583	387,234
Payable to trustees	13	430
Payable for chief compliance officer fee	161	5,357
Payable to ReFlow (Note 2)	0	0
Accrued expenses and other liabilities	38,844	261,010

Total Liabilities	98,188	259,081,804

NET ASSETS	$37,639,866	$1,265,567,977

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$35,903,422	$1,264,243,304
Accumulated net realized loss on investments	(10,679,440)	(179,231,225)
Net unrealized appreciation on investments	12,415,884	180,555,898

TOTAL NET ASSETS	$37,639,866	$1,265,567,977

INVESTMENTS, AT COST	$25,182,464	$1,288,261,159

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.33	—
Net Assets	$25,733,032	—
Shares of beneficial interest outstanding	2,087,447	—
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.01	$23.24
Net Assets	$679,969	$319,716,995
Shares of beneficial interest outstanding	61,751	13,758,904
Class A:
Net Asset Value, offering and redemption price per share	$12.22	$23.26
Net Assets	$8,571,330	$642,665,311
Shares of beneficial interest outstanding	701,263	27,624,159
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$12.97	$24.68
Class B:
Net Asset Value, offering and redemption price per share	—	$23.06
Net Assets	—	$25,444,663
Shares of beneficial interest outstanding	—	1,103,417
Class C:
Net Asset Value, offering and redemption price per share	$12.35	$22.91
Net Assets	$2,655,535	$275,528,621
Shares of beneficial interest outstanding	215,105	12,026,813
Class M:
Net Asset Value, offering and redemption price per share	—	$23.24
Net Assets	—	$2,212,387
Shares of beneficial interest outstanding	—	95,217

December 31, 2010	42	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD STRATEGIC REALTY FUND
ASSETS:
Investments, at value	$96,793,964
Foreign currency, at value (Cost $46,052)	47,273
Deposit with broker for securities sold short	7,895,706
Receivable for shares sold	569,884
Interest and dividends receivable	671,414
Other assets	42,213

Total Assets	106,020,454

LIABILITIES:
Securities sold short (Proceeds $6,345,096)	7,601,845
Options written at value (Premiums received $19,898)	3,800
Payable on loan (Note 2)	12,501,599
Payable for interest due on loan (Note 2)	1,014
Payable for investments purchased	919,729
Payable for shares redeemed	421,450
Payable to advisor	70,300
Payable for distribution and service fees	37,374
Payable to trustees	29
Payable for chief compliance officer fee	364
Payable to ReFlow (Note 2)	230
Accrued expenses and other liabilities	57,085

Total Liabilities	21,614,819

NET ASSETS	$84,405,635

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$257,735,547
Accumulated net investment loss	(17,999)
Accumulated net realized loss on investments, securities sold short, option contracts and foreign currency transactions	(198,552,984)
Net unrealized appreciation on investments, securities sold short, option contracts and translation of assets and liabilities in foreign currencies	25,241,071

TOTAL NET ASSETS	$84,405,635

INVESTMENTS, AT COST	$70,313,463

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$23.42
Net Assets	$3,287,001
Shares of beneficial interest outstanding	140,353
Class A:
Net Asset Value, offering and redemption price per share	$22.83
Net Assets	$48,211,456
Shares of beneficial interest outstanding	2,111,726
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$24.22
Class B:
Net Asset Value, offering and redemption price per share	$22.70
Net Assets	$7,754,850
Shares of beneficial interest outstanding	341,629
Class C:
Net Asset Value, offering and redemption price per share	$22.67
Net Assets	$25,152,328
Shares of beneficial interest outstanding	1,109,542

See Notes to Financial Statements	43	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD GLOBAL INFRASTRUCTURE FUND	FORWARD INTERNATIONAL REAL ESTATE FUND
INVESTMENT INCOME:
Interest	$217	$358
Dividends	4,194,144	2,102,385
Foreign taxes withheld	(343,671)	(127,977)

Total Investment Income	3,850,690	1,974,766

EXPENSES:
Investment advisory fee	1,030,698	466,760
Administration fee	75,328	50,143
Custodian fee	53,413	76,250
Legal and audit fee	41,636	30,465
Transfer agent fee	115,865	93,363
Trustees’ fees and expenses	8,553	3,158
Registration/filing fees	42,513	72,278
Reports to shareholder and printing fees	29,524	13,348
Distribution and service fees
Class A	140,375	77,446
Class B	33,724	16,804
Class C	124,973	109,951
Chief compliance officer fee	5,203	2,128
ReFlow fees (Note 2)	25,427	8,387
Other	11,569	4,761

Total expenses before waiver	1,738,801	1,025,242
Less fees waived/reimbursed by investment advisor (Note 3)	(11,057)	(169,366)

Total net expenses	1,727,744	855,876

NET INVESTMENT INCOME:	2,122,946	1,118,890

Net realized gain/(loss) on investments	(10,961,657)	7,388,445
Net realized gain/(loss) on foreign currency transactions	(3,823,170)	1,244,760
Net change in unrealized appreciation/(depreciation) on investments	16,213,944	(2,873,669)
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	28,738	4,239

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	1,457,855	5,763,775

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,580,801	$6,882,665

December 31, 2010	44	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD REAL ESTATE FUND	FORWARD SELECT INCOME FUND
INVESTMENT INCOME:
Interest	$6,742	$10,413,239
Dividends	1,085,186	94,923,028
Foreign taxes withheld	0	(348)

Total Investment Income	1,091,928	105,335,919

EXPENSES:
Interest on loan	—	3,239,726
Investment advisory fee	301,954	10,659,183
Administration fee	27,043	507,158
Custodian fee	3,981	41,243
Legal and audit fee	53,720	323,272
Transfer agent fee	38,102	587,181
Trustees’ fees and expenses	1,352	77,246
Registration/filing fees	65,435	180,963
Reports to shareholder and printing fees	24,082	187,930
Distribution and service fees
Investor Class	93,730	—
Class A	21,669	1,404,695
Class B	—	279,842
Class C	28,106	2,436,566
Chief compliance officer fee	1,613	48,882
ReFlow fees (Note 2)	634	53,992
Other	3,724	55,396

Total expenses before waiver	665,145	20,083,275
Less fees waived/reimbursed by investment advisor (Note 3)	(95,352)	0

Total Net Expenses	569,793	20,083,275

NET INVESTMENT INCOME:	522,135	85,252,644

Net realized gain on investments	3,684,395	24,178,171
Net change in unrealized appreciation on investments	3,883,115	129,963,331

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,567,510	154,141,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,089,645	$239,394,146

See Notes to Financial Statements	45	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

FORWARD STRATEGIC REALTY FUND
INVESTMENT INCOME:
Interest	$289
Dividends	4,535,570
Foreign taxes withheld	(2,775)

Total Investment Income	4,533,084

EXPENSES:
Interest on loan	143,482
Dividend expense on short sales	52,533
Investment advisory fee	805,078
Administration fee	49,197
Custodian fee	9,487
Legal and audit fee	41,553
Transfer agent fee	104,908
Trustees’ fees and expenses	4,613
Registration/filing fees	45,168
Reports to shareholder and printing fees	12,165
Distribution and service fees
Class A	112,863
Class B	81,896
Class C	240,421
Chief compliance officer fee	3,661
ReFlow fees (Note 2)	11,738
Other	3,623

Total Expenses	1,722,386

NET INVESTMENT INCOME:	2,810,698

Net realized gain on investments	9,254,153
Net realized loss on securities sold short	(186,302)
Net realized gain on option contracts	108,154
Net realized gain on foreign currency transactions	106,596
Net change in unrealized appreciation on investments	11,445,575
Net change in unrealized depreciation on securities sold short	(1,256,749)
Net change in unrealized appreciation on option contracts	16,098
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	1,233

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT, OPTION CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	19,488,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,299,456

December 31, 2010	46	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$2,122,946	$3,292,528
Net realized loss on investments	(10,961,657)	(19,224,008)
Net realized gain on option contracts	—	68,932
Net realized loss on foreign currency	(3,823,170)	(112,568)
Net change in unrealized appreciation on investments and foreign currency translations	16,242,682	52,300,033

Net increase in net assets resulting from operations	3,580,801	36,324,917

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(1,213,735)	(1,653,872)
Class A	(1,656,631)	(1,803,467)
Class B	(77,128)	(62,319)
Class C	(295,707)	(233,087)
Class M	(6,219)	—

Total distributions	(3,249,420)	(3,752,745)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	24,948,335	36,116,804
Issued to shareholders in reinvestment of distributions	1,149,866	1,608,180
Cost of shares redeemed, net of redemption fees	(55,230,734)	(15,351,666)

Net increase/(decrease) from share transactions	(29,132,533)	22,373,318

Class A
Proceeds from sale of shares	12,500,708	29,346,851
Issued to shareholders in reinvestment of distributions	1,488,344	1,582,482
Cost of shares redeemed, net of redemption fees	(37,949,289)	(36,036,066)

Net decrease from share transactions	(23,960,237)	(5,106,733)

Class B
Proceeds from sale of shares	47,055	406,649
Issued to shareholders in reinvestment of distributions	42,868	39,148
Cost of shares redeemed, net of redemption fees	(1,089,747)	(944,892)

Net decrease from share transactions	(999,824)	(499,095)

Class C
Proceeds from sale of shares	917,880	2,361,192
Issued to shareholders in reinvestment of distributions	245,723	192,900
Cost of shares redeemed, net of redemption fees	(4,853,108)	(6,364,791)

Net decrease from share transactions	(3,689,505)	(3,810,699)

Class M
Proceeds from sale of shares	241,623	—
Issued to shareholders in reinvestment of distributions	6,219	—
Cost of shares redeemed	(87,416)	—

Net increase from share transactions	160,426	—

Net increase/(decrease) in net assets	$(57,290,292)	$45,528,963

NET ASSETS:
Beginning of period	160,187,148	114,658,185

End of period (including accumulated net investment income of $42,850 and $119,310, respectively)	$102,896,856	$160,187,148

See Notes to Financial Statements	47	December 31, 2010

Statement of Changes in Net Assets

	FORWARD GLOBAL INFRASTRUCTURE FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	1,328,848	2,235,427
Distributions reinvested	64,302	91,085
Redeemed	(3,040,431)	(969,275)

Net increase/(decrease) in shares outstanding	(1,647,281)	1,357,237

Class A
Sold	665,848	1,832,385
Distributions reinvested	83,973	91,199
Redeemed	(2,045,680)	(2,229,625)

Net decrease in shares outstanding	(1,295,859)	(306,041)

Class B
Sold	2,456	28,780
Distributions reinvested	2,409	2,342
Redeemed	(61,674)	(59,574)

Net decrease in shares outstanding	(56,809)	(28,452)

Class C
Sold	48,997	151,853
Distributions reinvested	13,868	11,602
Redeemed	(262,231)	(391,369)

Net decrease in shares outstanding	(199,366)	(227,914)

Class M
Sold	13,116	—
Distributions reinvested	352	—
Redeemed	(5,202)	—

Net increase in shares outstanding	8,266	—

(a) The Forward Global Infrastructure Fund began offering Class M shares on February 1, 2010.

December 31, 2010	48	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$1,118,890	$929,962
Net realized gain/(loss) on investments	7,388,445	(31,123,125)
Net realized gain on foreign currency	1,244,760	3,132,004
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(2,869,430)	41,240,358

Net increase in net assets resulting from operations	6,882,665	14,179,199

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(367,485)	(429,826)
Class A	(3,799,003)	(4,517,586)
Class B	(193,269)	(212,705)
Class C	(1,343,168)	(1,233,835)

Total distributions	(5,702,925)	(6,393,952)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	6,372,964	2,954,044
Issued to shareholders in reinvestment of distributions	302,492	373,864
Cost of shares redeemed, net of redemption fees	(7,097,495)	(5,686,637)
Acquisition (Note 11)	—	220,810

Net decrease from share transactions	(422,039)	(2,137,919)

Class A
Proceeds from sale of shares	2,734,769	5,131,443
Issued to shareholders in reinvestment of distributions	3,275,458	3,422,389
Cost of shares redeemed, net of redemption fees	(15,797,817)	(23,697,065)
Acquisition (Note 11)	—	4,296,974

Net decrease from share transactions	(9,787,590)	(10,846,259)

Class B
Proceeds from sale of shares	5,622	70,922
Issued to shareholders in reinvestment of distributions	143,581	153,608
Cost of shares redeemed, net of redemption fees	(612,052)	(972,207)
Acquisition (Note 11)	—	597,649

Net decrease from share transactions	(462,849)	(150,028)

Class C
Proceeds from sale of shares	1,200,523	327,636
Issued to shareholders in reinvestment of distributions	1,198,949	1,119,413
Cost of shares redeemed, net of redemption fees	(3,158,183)	(7,021,581)
Acquisition (Note 11)	—	2,919,412

Net decrease from share transactions	(758,711)	(2,655,120)

Net decrease in net assets	$(10,251,449)	$(8,004,079)

NET ASSETS:
Beginning of period	55,500,481	63,504,560

End of period (including accumulated net investment loss of $(1,490,770) and $(3,400,855), respectively)	$45,249,032	$55,500,481

See Notes to Financial Statements	49	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL REAL ESTATE FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	417,312	179,227
Distributions reinvested	20,709	24,547
Redeemed	(466,161)	(411,904)
Acquisition (Note 11)	—	15,309

Net decrease in shares outstanding	(28,140)	(192,821)

Class A
Sold	176,534	356,673
Distributions reinvested	222,724	223,979
Redeemed	(1,044,658)	(1,785,568)
Acquisition (Note 11)	—	297,843

Net decrease in shares outstanding	(645,400)	(907,073)

Class B
Sold	334	5,069
Distributions reinvested	9,712	10,001
Redeemed	(40,107)	(71,815)
Acquisition (Note 11)	—	41,462

Net decrease in shares outstanding	(30,061)	(15,283)

Class C
Sold	77,816	21,897
Distributions reinvested	81,107	72,929
Redeemed	(205,362)	(541,292)
Acquisition (Note 11)	—	202,743

Net decrease in shares outstanding	(46,439)	(243,723)

December 31, 2010	50	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009 (a)
OPERATIONS:
Net investment income	$522,135	$555,834
Net realized gain/(loss) on investments	3,684,395	(7,042,492)
Net change in unrealized appreciation on investments	3,883,115	13,523,072

Net increase in net assets resulting from operations	8,089,645	7,036,414

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(483,899)	(344,157)
Institutional Class	(16,834)	(47,017)
Class A	(184,768)	(189,820)
Class C	(36,832)	(19,110)

Total distributions	(722,333)	(600,104)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	5,171,733	7,040,175
Issued to shareholders in reinvestment of distributions	476,203	340,393
Cost of shares redeemed	(6,998,618)	(7,791,631)

Net decrease from share transactions	(1,350,682)	(411,063)

Institutional Class
Proceeds from sale of shares	3,532	474,912
Issued to shareholders in reinvestment of distributions	16,442	46,031
Cost of shares redeemed	(51,427)	(3,935,602)
Acquisition (Note 11)	—	798,443

Net decrease from share transactions	(31,453)	(2,616,216)

Class A
Proceeds from sale of shares	147,976	284,782
Issued to shareholders in reinvestment of distributions	147,255	149,671
Cost of shares redeemed	(2,543,047)	(2,874,638)
Acquisition (Note 11)	—	8,841,951

Net increase/(decrease) from share transactions	(2,247,816)	6,401,766

Class C
Proceeds from sale of shares	53,579	44,006
Issued to shareholders in reinvestment of distributions	32,386	16,381
Cost of shares redeemed	(896,979)	(512,436)
Acquisition (Note 11)	—	2,543,047

Net increase/(decrease) from share transactions	(811,014)	2,090,998

Net increase in net assets	$2,926,347	$11,901,795

NET ASSETS:
Beginning of period	34,713,519	22,811,724

End of period (including accumulated net investment income of $0 and $30,244, respectively)	$37,639,866	$34,713,519

See Notes to Financial Statements	51	December 31, 2010

Statement of Changes in Net Assets

	FORWARD REAL ESTATE FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	467,178	895,970
Distributions reinvested	41,200	42,057
Redeemed	(634,502)	(1,009,024)

Net decrease in shares outstanding	(126,124)	(70,997)

Institutional Class
Sold	350	58,070
Distributions reinvested	1,605	6,862
Redeemed	(5,156)	(570,479)
Acquisition (Note 11)	—	109,891

Net decrease in shares outstanding	(3,201)	(395,656)

Class A
Sold	13,596	37,242
Distributions reinvested	12,943	16,777
Redeemed	(234,132)	(327,906)
Acquisition (Note 11)	—	1,182,743

Net increase/(decrease) in shares outstanding	(207,593)	908,856

Class C
Sold	4,539	5,196
Distributions reinvested	2,744	1,942
Redeemed	(80,259)	(59,228)
Acquisition (Note 11)	—	340,171

Net increase/(decrease) in shares outstanding	(72,976)	288,081

(a) The Forward Real Estate Fund began offering Class A and Class C shares on June 12, 2009.

December 31, 2010	52	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$85,252,644	$67,668,557
Net realized gain/(loss) on investments	24,178,171	(19,340,397)
Net change in unrealized appreciation on investments	129,963,331	305,575,446

Net increase in net assets resulting from operations	239,394,146	353,903,606

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(23,124,279)	(11,343,065)
Class A	(52,459,824)	(33,979,615)
Class B	(2,279,492)	(2,327,189)
Class C	(21,029,951)	(14,345,155)
Class M	(62,677)	—
From return of capital
Institutional Class	—	(3,356,863)
Class A	—	(10,055,917)
Class B	—	(688,708)
Class C	—	(4,245,301)
Class M	—	—

Total distributions	(98,956,223)	(80,341,813)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	267,111,630	94,317,016
Issued to shareholders in reinvestment of distributions	19,892,700	12,689,754
Cost of shares redeemed, net of redemption fees	(136,165,304)	(87,635,481)

Net increase from share transactions	150,839,026	19,371,289

Class A
Proceeds from sale of shares	332,845,792	180,563,982
Issued to shareholders in reinvestment of distributions	37,769,497	30,643,687
Cost of shares redeemed, net of redemption fees	(244,014,654)	(121,786,176)

Net increase from share transactions	126,600,635	89,421,493

Class B
Proceeds from sale of shares	520,511	2,471,497
Issued to shareholders in reinvestment of distributions	1,266,031	1,721,076
Cost of shares redeemed, net of redemption fees	(10,142,738)	(7,584,084)

Net decrease from share transactions	(8,356,196)	(3,391,511)

Class C
Proceeds from sale of shares	59,795,295	52,750,398
Issued to shareholders in reinvestment of distributions	12,398,136	11,305,739
Cost of shares redeemed, net of redemption fees	(40,291,245)	(25,077,667)

Net increase from share transactions	31,902,186	38,978,470

Class M
Proceeds from sale of shares	2,192,830	—
Issued to shareholders in reinvestment of distributions	22,309	—
Cost of shares redeemed	(33,756)	—

Net increase from share transactions	2,181,383	—

Net increase in net assets	$443,604,957	$417,941,534

NET ASSETS:
Beginning of period	821,963,020	404,021,486

End of period (including accumulated net investment income of $0 and $6,027,428, respectively)	$1,265,567,977	$821,963,020

See Notes to Financial Statements	53	December 31, 2010

Statement of Changes in Net Assets

	FORWARD SELECT INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2010(a)	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	12,118,443	6,179,788
Distributions reinvested	891,502	786,338
Redeemed	(6,195,415)	(5,495,367)

Net increase in shares outstanding	6,814,530	1,470,759

Class A
Sold	15,097,990	11,968,310
Distributions reinvested	1,694,755	1,924,553
Redeemed	(11,147,546)	(7,740,868)

Net increase in shares outstanding	5,645,199	6,151,995

Class B
Sold	24,030	194,758
Distributions reinvested	57,580	115,142
Redeemed	(464,221)	(473,860)

Net decrease in shares outstanding	(382,611)	(163,960)

Class C
Sold	2,733,238	3,571,389
Distributions reinvested	565,377	733,555
Redeemed	(1,859,540)	(1,604,212)

Net increase in shares outstanding	1,439,075	2,700,732

Class M
Sold	95,687	—
Distributions reinvested	996	—
Redeemed	(1,466)	—

Net increase in shares outstanding	95,217	—

(a) The Forward Select Income Fund began offering Class M shares on February 1, 2010.

December 31, 2010	54	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD STRATEGIC REALTY FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$2,810,698	$4,124,324
Net realized gain/(loss) on investments	9,254,153	(7,058,909)
Net realized loss on securities sold short	(186,302)	(316,404)
Net realized gain on option contracts	108,154	152,584
Net realized gain/(loss) on foreign currency transactions	106,596	(5,385)
Net change in unrealized appreciation on investments, securities sold short, option contracts and foreign currency translations	10,206,157	28,021,020

Net increase in net assets resulting from operations	22,299,456	24,917,230

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(166,177)	(65,933)
Class A	(2,325,369)	(2,355,442)
Class B	(330,914)	(380,157)
Class C	(1,029,584)	(955,173)

Total distributions	(3,852,044)	(3,756,705)

SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	11,851,823	2,358,653
Issued to shareholders in reinvestment of distributions	148,744	47,558
Cost of shares redeemed	(10,919,036)	(1,859,276)

Net increase from share transactions	1,081,531	546,935

Class A
Proceeds from sale of shares	20,281,282	3,483,124
Issued to shareholders in reinvestment of distributions	1,828,578	1,770,457
Cost of shares redeemed, net of redemption fees	(20,245,953)	(24,410,777)

Net increase/(decrease) from share transactions	1,863,907	(19,157,196)

Class B
Proceeds from sale of shares	66,914	294,345
Issued to shareholders in reinvestment of distributions	259,092	301,240
Cost of shares redeemed, net of redemption fees	(3,303,605)	(4,152,091)

Net decrease from share transactions	(2,977,599)	(3,556,506)

Class C
Proceeds from sale of shares	1,144,527	1,230,438
Issued to shareholders in reinvestment of distributions	864,543	790,583
Cost of shares redeemed, net of redemption fees	(5,763,440)	(7,953,561)

Net decrease from share transactions	(3,754,370)	(5,932,540)

Net increase/(decrease) in net assets	$14,660,881	$(6,938,782)

NET ASSETS:
Beginning of period	69,744,754	76,683,536

End of period (including accumulated net investment income/(loss) of $(17,999) and $452,240, respectively)	$84,405,635	$69,744,754

See Notes to Financial Statements	55	December 31, 2010

Statement of Changes in Net Assets

	FORWARD STRATEGIC REALTY FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	547,739	135,550
Distributions reinvested	6,622	3,465
Redeemed	(495,498)	(110,779)

Net increase in shares outstanding	58,863	28,236

Class A
Sold	962,293	267,783
Distributions reinvested	84,286	142,171
Redeemed	(954,161)	(1,748,511)

Net increase/(decrease) in shares outstanding	92,418	(1,338,557)

Class B
Sold	3,105	22,782
Distributions reinvested	11,965	26,260
Redeemed	(161,454)	(308,768)

Net decrease in shares outstanding	(146,384)	(259,726)

Class C
Sold	53,662	99,768
Distributions reinvested	39,836	66,956
Redeemed	(281,919)	(633,959)

Net decrease in shares outstanding	(188,421)	(467,235)

December 31, 2010	56	See Notes to Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2010

	FORWARD SELECT INCOME FUND	FORWARD STRATEGIC REALTY FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$239,394,146	$22,299,456
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Purchases of investment securities	(1,424,132,365)	(89,178,358)
Proceeds from sale of investment securities	1,158,865,040	81,314,762
Purchases to cover securities sold short	—	12,898,791
Proceeds from securities sold short transactions	—	(6,784,614)
Purchase of written options	—	161,849
Proceeds from written options	—	(30,496)
Net proceeds from short-term investment securities	(38,044,766)	1,766,393
Discount and premiums amortized	(1,756,275)	—
Net realized gain on investment securities	(24,178,171)	(9,254,153)
Net realized loss on securities sold short	—	186,302
Net realized gain on options	—	(108,154)
Net realized gain on foreign currency transactions	—	(106,596)
Net change in unrealized appreciation on investments	(129,963,331)	(10,206,157)
Proceeds from litigation settlements	—	407
Changes in assets and liabilities:
Increase in deposit with broker for securities sold short	—	(7,895,706)
Decrease/(Increase) in receivable on investments sold	(34,884,580)	112,461
Decrease/(Increase) in interest and dividends receivable	(4,137,403)	32,089
Decrease/(Increase) in other assets	104,687	(24,295)
Increase/(Decrease) in payable for interest payable	(18,405)	1,014
Increase in payable for investments purchased	6,092,534	194,439
Increase in payable for advisor	339,161	11,351
Increase in payable for distribution and service fees	95,975	2,692
Decrease in payable to trustees	(504)	(1,196)
Increase in payable for chief compliance officer fee	2,155	76
Increase in payable for ReFlow fee (Note 2)	—	230
Increase/(Decrease) in accrued expenses and other liabilities	161,622	(34,998)

Net cash used in operating activities	(252,060,480)	(4,642,411)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan	48,195,632	12,501,599
Proceeds from sale of shares	660,943,741	32,788,806
Cost of shares redeemed	(429,471,343)	(39,849,634)
Cash distributions paid	(27,607,550)	(751,087)

Net cash provided by financing activities	252,060,480	4,689,684

NET CHANGE IN CASH FOR THE PERIOD	0	47,273
CASH, BEGINNING OF PERIOD	0	0

CASH, END OF PERIOD	$0	$47,273

Non-cash financing activities not included herein consist of reinvestment of distributions of $71,348,673 and $3,100,957, respectively. Cash paid for interest during the period was $3,258,131 and $142,468, respectively.

See Notes to Financial Statements	57	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.39	$15.37	$27.11		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.44	0.45	0.47	(d)	0.24	(d)
Net realized and unrealized gain/(loss) on investments	1.11	4.08	(11.80)		2.06

Total from Investment Operations	1.55	4.53	(11.33)		2.30

LESS DISTRIBUTIONS:
From investment income	(0.67)	(0.51)	(0.39)		(0.12)
From capital gains	—	—	(0.04)		(0.07)
Tax return of capital	—	—	(0.00	)(e)	—

Total Distributions	(0.67)	(0.51)	(0.43)		(0.19)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (e)	0.02		0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.88	4.02	(11.74)		2.11

NET ASSET VALUE, END OF PERIOD	$20.27	$19.39	$15.37		$27.11

TOTAL RETURN	8.50%	29.84%	(42.05)%		9.20	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$37,217	$67,523	$32,664		$18,870
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.13%	2.63%	2.24%		1.78	%(g)
Operating expenses including reimbursement/waiver	1.25%	1.24%	1.26%		1.24	%(g)
Operating expenses excluding reimbursement/waiver	1.26%	1.32%	1.44%		1.56	%(g)
PORTFOLIO TURNOVER RATE	85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(c) From commencement of operations on June 29, 2007.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

December 31, 2010	58	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.38	$15.35	$27.10		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.40	0.40	0.44	(c)	0.20	(c)
Net realized and unrealized gain/(loss) on investments	1.12	4.08	(11.82)		2.08

Total from Investment Operations	1.52	4.48	(11.38)		2.28

LESS DISTRIBUTIONS:
From investment income	(0.62)	(0.45)	(0.33)		(0.11)
From capital gains	—	—	(0.04)		(0.07)
Tax return of capital	—	—	(0.00	)(d)	—

Total Distributions	(0.62)	(0.45)	(0.37)		(0.18)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.90	4.03	(11.75)		2.10

NET ASSET VALUE, END OF PERIOD	$20.28	$19.38	$15.35		$27.10

TOTAL RETURN(e)	8.29%	29.53%	(42.28)%		9.12	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$50,631	$73,490	$62,918		$70,389
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.85%	2.42%	1.99%		1.53	%(g)
Operating expenses including reimbursement/waiver	1.50%	1.49%	1.51%		1.49	%(g)
Operating expenses excluding reimbursement/waiver	1.51%	1.57%	1.69%		1.81	%(g)
PORTFOLIO TURNOVER RATE	85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	59	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.36	$15.30	$27.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.26	0.27	0.27	(c)	0.10	(c)
Net realized and unrealized gain/(loss) on investments	1.13	4.05	(11.78)		2.08

Total from Investment Operations	1.39	4.32	(11.51)		2.18

LESS DISTRIBUTIONS:
From investment income	(0.47)	(0.26)	(0.19)		(0.07)
From capital gains	—	—	(0.04)		(0.07)
Tax return of capital	—	—	(0.00	)(d)	—

Total Distributions	(0.47)	(0.26)	(0.23)		(0.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.92	4.06	(11.74)		2.04

NET ASSET VALUE, END OF PERIOD	$20.28	$19.36	$15.30		$27.04

TOTAL RETURN(e)	7.50%	28.52%	(42.73)%		8.68	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,184	$4,140	$3,708		$4,741
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.17%	1.66%	1.24%		0.78	%(g)
Operating expenses including reimbursement/waiver	2.25%	2.24%	2.26%		2.24	%(g)
Operating expenses excluding reimbursement/waiver	2.26%	2.32%	2.44%		2.56	%(g)
PORTFOLIO TURNOVER RATE	85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2010	60	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Global Infrastructure Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		PERIOD ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.40	$15.32	$27.04		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.26	0.28	0.27	(c)	0.10	(c)
Net realized and unrealized gain/(loss) on investments	1.13	4.05	(11.78)		2.08

Total from Investment Operations	1.39	4.33	(11.51)		2.18

LESS DISTRIBUTIONS:
From investment income	(0.47)	(0.25)	(0.17)		(0.07)
From capital gains	—	—	(0.04)		(0.07)
Tax return of capital	—	—	(0.00	)(d)	—

Total Distributions	(0.47)	(0.25)	(0.21)		(0.14)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (d)	0.00	(d)	0.00	(d)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.92	4.08	(11.72)		2.04

NET ASSET VALUE, END OF PERIOD	$20.32	$19.40	$15.32		$27.04

TOTAL RETURN(e)	7.51%	28.54%	(42.76)%		8.72	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$11,697	$15,035	$15,369		$23,550
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.14%	1.66%	1.24%		0.78	%(g)
Operating expenses including reimbursement/waiver	2.25%	2.24%	2.26%		2.24	%(g)
Operating expenses excluding reimbursement/waiver	2.26%	2.32%	2.44%		2.56	%(g)
PORTFOLIO TURNOVER RATE	85%	61%	123%		42	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward Global Infrastructure Fund was known as the Kensington Global Infrastructure Fund.

(b) From commencement of operations on June 29, 2007.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	61	December 31, 2010

Financial Highlights

For a share outstanding throughout the period presented.

Forward Global Infrastructure Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.70
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.33
Net realized and unrealized gain on investments	1.91

Total from Investment Operations	2.24

LESS DISTRIBUTIONS:
From investment income	(0.67)

Total Distributions	(0.67)

NET INCREASE IN NET ASSET VALUE	1.57

NET ASSET VALUE, END OF PERIOD	$20.27

TOTAL RETURN	12.49	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$168
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.60	%(c)
Operating expenses including reimbursement/waiver	1.24	%(c)
Operating expenses excluding reimbursement/waiver	1.26	%(c)
PORTFOLIO TURNOVER RATE	85	%(d)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

December 31, 2010	62	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	PERIOD ENDED DECEMBER 31, 2006(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.51	$12.89	$27.20	$30.03	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.64	0.47	0.43 (d)	0.20 (d)	0.26	(d)
Net realized and unrealized gain/(loss) on investments	1.96	4.18	(14.32)	(1.25)	5.57

Total from Investment Operations	2.60	4.65	(13.89)	(1.05)	5.83

LESS DISTRIBUTIONS:
From investment income	(2.14)	(2.03)	(0.02)	(1.70)	(0.73)
From capital gains	—	—	—	(0.08)	(0.07)
Tax return of capital	—	—	(0.40)	—	—

Total Distributions	(2.14)	(2.03)	(0.42)	(1.78)	(0.80)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (e)	0.00 (e)	0.00 (e)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.46	2.62	(14.31)	(2.83)	5.03

NET ASSET VALUE, END OF PERIOD	$15.97	$15.51	$12.89	$27.20	$30.03

TOTAL RETURN	18.46%	36.49%	(51.44)%	(3.39)%	23.38	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,187	$3,532	$5,420	$22,283	$12,797
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.90%	2.24%	1.97%	0.65%	1.58	%(g)
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.41%	1.41%	1.60	%(g)
Operating expenses excluding reimbursement/waiver	1.76%	1.70%	1.50%	1.37%	1.60	%(g)
PORTFOLIO TURNOVER RATE	285%	143%	110%	90%	60	%(f)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(c) From commencement of operations on April 28, 2006.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	63	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	PERIOD ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.54	$12.89	$27.17	$30.00	$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.07	0.31	0.37 (c)	0.12 (c)	0.21	(c)
Net realized and unrealized gain/(loss) on investments	2.52	4.29	(14.29)	(1.23)	5.57

Total from Investment Operations	2.59	4.60	(13.92)	(1.11)	5.78

LESS DISTRIBUTIONS:
From investment income	(2.09)	(1.95)	(0.02)	(1.64)	(0.71)
From capital gains	—	—	—	(0.08)	(0.07)
Tax return of capital	—	—	(0.34)	—	—

Total Distributions	(2.09)	(1.95)	(0.36)	(1.72)	(0.78)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (d)	0.00 (d)	0.00 (d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50	2.65	(14.28)	(2.83)	5.00

NET ASSET VALUE, END OF PERIOD	$16.04	$15.54	$12.89	$27.17	$30.00

TOTAL RETURN(e)	18.33%	36.10%	(51.56)%	(3.59)%	23.18	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$29,007	$38,132	$43,311	$195,641	$85,573
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.57%	1.86%	1.72%	0.40%	1.33	%(g)
Operating expenses including reimbursement/waiver	1.65%	1.65%	1.66%	1.66%	1.85	%(g)
Operating expenses excluding reimbursement/waiver	2.01%	1.92%	1.75%	1.62%	1.85	%(g)
PORTFOLIO TURNOVER RATE	285%	143%	110%	90%	60	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) From commencement of operations on April 28, 2006.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2010	64	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.57	$12.88	$27.05	$29.92		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.10	0.27	0.21 (c)	(0.11	)(c)	0.09	(c)
Net realized and unrealized gain/(loss) on investments	2.38	4.21	(14.21)	(1.23)		5.55

Total from Investment Operations	2.48	4.48	(14.00)	(1.34)		5.64

LESS DISTRIBUTIONS:
From investment income	(1.96)	(1.79)	—	(1.45)		(0.65)
From capital gains	—	—	—	(0.08)		(0.07)
Tax return of capital	—	—	(0.17)	—		—

Total Distributions	(1.96)	(1.79)	(0.17)	(1.53)		(0.72)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (d)	0.00 (d)	0.00	(d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.52	2.69	(14.17)	(2.87)		4.92

NET ASSET VALUE, END OF PERIOD	$16.09	$15.57	$12.88	$27.05		$29.92

TOTAL RETURN(e)	17.48%	35.09%	(51.94)%	(4.36)%		22.61	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,566	$1,984	$1,838	$7,711		$3,127
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.80%	1.05%	0.97%	(0.35)%		0.59	%(g)
Operating expenses including reimbursement/waiver	2.40%	2.40%	2.41%	2.41%		2.60	%(g)
Operating expenses excluding reimbursement/waiver	2.76%	2.66%	2.50%	2.37%		2.60	%(g)
PORTFOLIO TURNOVER RATE	285%	143%	110%	90%		60	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) From commencement of operations on April 28, 2006.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

See Notes to Financial Statements	65	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.56	$12.87	$27.04	$29.91		$25.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.32	0.24	0.21 (c)	(0.11	)(c)	0.09	(c)
Net realized and unrealized gain/(loss) on investments	2.15	4.23	(14.20)	(1.23)		5.55

Total from Investment Operations	2.47	4.47	(13.99)	(1.34)		5.64

LESS DISTRIBUTIONS:
From investment income	(1.97)	(1.78)	—	(1.45)		(0.66)
From capital gains	—	—	—	(0.08)		(0.07)
Tax return of capital	—	—	(0.18)	—		—

Total Distributions	(1.97)	(1.78)	(0.18)	(1.53)		(0.73)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (d)	0.00 (d)	0.00	(d)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50	2.69	(14.17)	(2.87)		4.91

NET ASSET VALUE, END OF PERIOD	$16.06	$15.56	$12.87	$27.04		$29.91

TOTAL RETURN(e)	17.40%	35.06%	(51.92)%	(4.36)%		22.61	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$11,489	$11,852	$12,935	$51,964		$21,499
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	1.87%	1.08%	0.97%	(0.35)%		0.59	%(g)
Operating expenses including reimbursement/waiver	2.40%	2.40%	2.41%	2.41%		2.60	%(g)
Operating expenses excluding reimbursement/waiver	2.76%	2.67%	2.50%	2.37%		2.60	%(g)
PORTFOLIO TURNOVER RATE	285%	143%	110%	90%		60	%(f)

(a) Prior to the close of business on June 12, 2009, the Forward International Real Estate Fund was known as the Kensington International Real Estate Fund.

(b) From commencement of operations on April 28, 2006.

(c) Per share numbers have been calculated using the average share method.

(d) Amount represents less than $0.01 per share.

(e) Total return does not reflect the effect of sales charges.

(f) Not Annualized.

(g) Annualized.

December 31, 2010	66	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$8.35		$14.30	$20.66		$16.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.17	0.21		0.22	0.30		0.13
Net realized and unrealized gain/(loss) on investments	2.36	1.63		(5.88)	(3.21)		5.08

Total from Investment Operations	2.53	1.84		(5.66)	(2.91)		5.21

LESS DISTRIBUTIONS:
From investment income	(0.23)	(0.16)		(0.19)	(0.27)		(0.27)
From capital gains	—	—		(0.09)	(3.18)		(0.97)
Tax return of capital	—	—		(0.01)	—		—

Total Distributions	(0.23)	(0.16)		(0.29)	(3.45)		(1.24)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—		—	0.00	(c)	0.00	(c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.30	1.68		(5.95)	(6.36)		3.97

NET ASSET VALUE, END OF PERIOD	$12.33	$10.03		$8.35	$14.30		$20.66

TOTAL RETURN	25.40%	22.44%		(39.88)%	(15.30)%		31.24%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$25,733	$22,199		$19,065	$38,962		$48,450
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.48%	2.44%		1.53%	1.22%		0.70%
Operating expenses including reimbursement/waiver	1.60%	1.69	%(g)	1.47%	1.41	%(f)	1.35	%(d)
Operating expenses excluding reimbursement/waiver	1.87%	1.74%		n/a	n/a		n/a	(e)
PORTFOLIO TURNOVER RATE	66%	64%		7%	40%		19%

(a) Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.

(c) Amount represents less than $0.01 per share.

(d) Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%

(e) Not applicable, no reimbursements were made by the Advisor.

(f) Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

(g) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.60%.

See Notes to Financial Statements	67	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$8.98	$8.13		$15.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.08	0.23	(b)	0.16
Net realized and unrealized gain/(loss) on investments	2.22	1.39		(6.92)

Total from Investment Operations	2.30	1.62		(6.76)

LESS DISTRIBUTIONS:
From investment income	(0.27)	(0.77)		(0.38)
From capital gains	—	—		(0.09)
Tax return of capital	—	—		(0.03)

Total Distributions	(0.27)	(0.77)		(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.03	0.85		(7.26)

NET ASSET VALUE, END OF PERIOD	$11.01	$8.98		$8.13

TOTAL RETURN	25.91%	21.62%		(44.33	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$680	$583		$3,747
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.86%	3.29%		2.05	%(d)
Operating expenses including reimbursement/waiver	1.20%	1.43	%(f)	n/a
Operating expenses excluding reimbursement/waiver	1.47%	1.50%		1.26	%(d)
PORTFOLIO TURNOVER RATE	66%	64%		7	%(e)

(a) The Fund began offering Institutional Class shares on May 1, 2008. Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.

(b) Per share numbers have been calculated using the average shares method.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2008.

(f) Effective May 1, 2009, the Advisor agreed to limit expenses at 1.20%.

December 31, 2010	68	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.95	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.15	0.06
Net realized and unrealized gain on investments	2.37	2.60

Total from Investment Operations	2.52	2.66

LESS DISTRIBUTIONS:
From investment income	(0.25)	(0.19)

Total Distributions	(0.25)	(0.19)

NET INCREASE IN NET ASSET VALUE	2.27	2.47

NET ASSET VALUE, END OF PERIOD	$12.22	$9.95

TOTAL RETURN(b)	25.49%	35.84	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$8,571	$9,039
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.62%	1.39	%(d)
Operating expenses including reimbursement/waiver	1.45%	1.45	%(d)
Operating expenses excluding reimbursement/waiver	1.71%	1.48	%(d)
PORTFOLIO TURNOVER RATE	66%	64	%(e)

(a) The Fund began offering Class A shares on June 12, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	69	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.04	$7.48
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.10	0.03
Net realized and unrealized gain on investments	2.37	2.59

Total from Investment Operations	2.47	2.62

LESS DISTRIBUTIONS:
From investment income	(0.16)	(0.06)

Total Distributions	(0.16)	(0.06)

NET INCREASE IN NET ASSET VALUE	2.31	2.56

NET ASSET VALUE, END OF PERIOD	$12.35	$10.04

TOTAL RETURN(b)	24.71%	35.18	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,656	$2,893
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.88%	0.65	%(d)
Operating expenses including reimbursement/waiver	2.20%	2.20	%(d)
Operating expenses excluding reimbursement/waiver	2.46%	2.23	%(d)
PORTFOLIO TURNOVER RATE	66%	64	%(e)

(a) The Fund began offering Class C shares on June 12, 2009.

(b) Total return does not reflect the effect of sales charges.

(c) Not Annualized.

(d) Annualized.

(e) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2010	70	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		PERIOD ENDED DECEMBER 31, 2006(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.11	$13.14	$25.13		$35.87		$34.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.91	1.91	2.38	(d)	2.41	(d)	1.75	(d)
Net realized and unrealized gain/(loss) on investments	3.29	7.29	(11.90)		(10.62)		2.27

Total from Investment Operations	5.20	9.20	(9.52)		(8.21)		4.02

LESS DISTRIBUTIONS:
From investment income	(2.07)	(1.73)	(1.77)		(1.90)		(1.75)
From capital gains	—	—	—		—		(0.37)
Tax return of capital	—	(0.51)	(0.71)		(0.63)		(0.17)

Total Distributions	(2.07)	(2.24)	(2.48)		(2.53)		(2.29)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.01		0.00	(e)	0.00	(e)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.13	6.97	(11.99)		(10.74)		1.73

NET ASSET VALUE, END OF PERIOD	$23.24	$20.11	$13.14		$25.13		$35.87

TOTAL RETURN	26.74%	76.03%	(40.43	)%(f)(g)	(24.02	)%(h)	12.16	%(i)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$319,717	$139,624	$71,934		$35,609		$21,367
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	8.98%	11.43%	12.54%		8.10%		7.52	%(j)
Operating expenses including reimbursement/waiver	1.20%	1.27%	1.33%		1.25%		1.23	%(j)
Operating expenses excluding reimbursement/waiver	1.20%	1.27%	1.33%		1.25%		1.23	%(j)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	8.68%	11.14%	11.76%		7.45%		6.56	%(j)
Operating expenses including reimbursement/waiver	1.50%	1.56%	2.11%		1.90%		2.19	%(j)
Operating expenses excluding reimbursement/waiver	1.50%	1.56%	2.11%		1.90%		2.19	%(j)
PORTFOLIO TURNOVER RATE	93%	138%	66%		88%		21	%(k)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(c) From commencement of operations on April 28, 2006.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.38%.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(h) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

(i) Not Annualized.

(j) Annualized.

(k) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2006.

See Notes to Financial Statements	71	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$20.13	$13.17	$25.14		$35.90		$33.69
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.68	1.70	2.42	(b)	2.40	(b)	2.19 (b)
Net realized and unrealized gain/(loss) on investments	3.47	7.42	(12.02)		(10.70)		2.87

Total from Investment Operations	5.15	9.12	(9.60)		(8.30)		5.06

LESS DISTRIBUTIONS:
From investment income	(2.02)	(1.68)	(1.70)		(1.83)		(2.31)
From capital gains	—	—	—		—		(0.37)
Tax return of capital	—	(0.49)	(0.71)		(0.63)		(0.17)

Total Distributions	(2.02)	(2.17)	(2.41)		(2.46)		(2.85)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.04		0.00	(c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.13	6.96	(11.97)		(10.76)		2.21

NET ASSET VALUE, END OF PERIOD	$23.26	$20.13	$13.17		$25.14		$35.90

TOTAL RETURN(d)	26.41%	74.98%	(40.49	)%(e)(f)	(24.21	)%(g)	15.61%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$642,665	$442,444	$208,502		$246,986		$484,186
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	8.38%	11.36%	12.28%		7.85%		7.27%
Operating expenses including reimbursement/waiver	1.44%	1.52%	1.58%		1.50%		1.48%
Operating expenses excluding reimbursement/waiver	1.44%	1.52%	1.58%		1.50%		1.48%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	8.07%	11.07%	11.50%		7.20%		6.31%
Operating expenses including reimbursement/waiver	1.75%	1.81%	2.36%		2.15%		2.44%
Operating expenses excluding reimbursement/waiver	1.75%	1.81%	2.36%		2.15%		2.44%
PORTFOLIO TURNOVER RATE	93%	138%	66%		88%		21%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.30%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

December 31, 2010	72	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$19.96	$12.98	$24.86		$35.60		$33.44
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.45	1.65	2.28	(b)	2.13	(b)	1.92 (b)
Net realized and unrealized gain/(loss) on investments	3.50	7.19	(11.90)		(10.59)		2.83

Total from Investment Operations	4.95	8.84	(9.62)		(8.46)		4.75

LESS DISTRIBUTIONS:
From investment income	(1.85)	(1.44)	(1.62)		(1.65)		(2.05)
From capital gains	—	—	—		—		(0.37)
Tax return of capital	—	(0.43)	(0.64)		(0.63)		(0.17)

Total Distributions	(1.85)	(1.87)	(2.26)		(2.28)		(2.59)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.00	(c)	0.00	(c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.10	6.98	(11.88)		(10.74)		2.16

NET ASSET VALUE, END OF PERIOD	$23.06	$19.96	$12.98		$24.86		$35.60

TOTAL RETURN(d)	25.52%	73.52%	(41.01	)%(e)(f)	(24.78	)%(g)	14.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$25,445	$29,667	$21,423		$37,874		$69,867
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	7.23%	10.60%	11.53%		7.10%		6.52%
Operating expenses including reimbursement/waiver	2.19%	2.28%	2.33%		2.25%		2.23%
Operating expenses excluding reimbursement/waiver	2.19%	2.28%	2.33%		2.25%		2.23%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	6.93%	10.31%	10.75%		6.45%		5.56%
Operating expenses including reimbursement/waiver	2.50%	2.57%	3.11%		2.90%		3.19%
Operating expenses excluding reimbursement/waiver	2.50%	2.57%	3.11%		2.90%		3.19%
PORTFOLIO TURNOVER RATE	93%	138%	66%		88%		21%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

See Notes to Financial Statements	73	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Select Income Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$19.86	$12.95	$24.80		$35.53		$33.38
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.61	1.75	2.22	(b)	2.11	(b)	1.91 (b)
Net realized and unrealized gain/(loss) on investments	3.30	7.07	(11.81)		(10.56)		2.83

Total from Investment Operations	4.91	8.82	(9.59)		(8.45)		4.74

LESS DISTRIBUTIONS:
From investment income	(1.86)	(1.48)	(1.62)		(1.65)		(2.05)
From capital gains	—	—	—		—		(0.37)
Tax return of capital	—	(0.44)	(0.64)		(0.63)		(0.17)

Total Distributions	(1.86)	(1.92)	(2.26)		(2.28)		(2.59)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.01	0.00	(c)	0.00	(c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.05	6.91	(11.85)		(10.73)		2.15

NET ASSET VALUE, END OF PERIOD	$22.91	$19.86	$12.95		$24.80		$35.53

TOTAL RETURN(d)	25.46%	73.60%	(40.99	)%(e)(f)	(24.80	)%(g)	14.72%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$275,529	$210,227	$102,163		$134,139		$223,325
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	7.60%	10.65%	11.53%		7.10%		6.52%
Operating expenses including reimbursement/waiver	2.19%	2.27%	2.33%		2.25%		2.23%
Operating expenses excluding reimbursement/waiver	2.19%	2.27%	2.33%		2.25%		2.23%
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	7.29%	10.36%	10.75%		6.45%		5.56%
Operating expenses including reimbursement/waiver	2.50%	2.56%	3.11%		2.90%		3.19%
Operating expenses excluding reimbursement/waiver	2.50%	2.56%	3.11%		2.90%		3.19%
PORTFOLIO TURNOVER RATE	93%	138%	66%		88%		21%

(a) Prior to the close of business on June 12, 2009, the Forward Select Income Fund was known as the Kensington Select Income Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

(e) Total return includes an increase from payment by affiliates for net losses realized on investments not meeting investment restrictions. Excluding such item, the total return would have been decreased by 0.31%.

(f) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.02) per share.

(g) Includes the effects of certain excess investments made by the Fund in the shares of other investment companies in the amount of $(0.22) per share.

December 31, 2010	74	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the period presented.

Forward Select Income Fund

	CLASS M
	PERIOD ENDED DECEMBER 31, 2010(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$20.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	2.06
Net realized and unrealized gain on investments	2.69

Total from Investment Operations	4.75

LESS DISTRIBUTIONS:
From investment income	(2.07)

Total Distributions	(2.07)

NET INCREASE IN NET ASSET VALUE	2.68

NET ASSET VALUE, END OF PERIOD	$23.24

TOTAL RETURN	23.96	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,212
RATIOS TO AVERAGE NET ASSETS (excluding interest expense):
Net investment income including reimbursement/waiver	11.92	%(c)
Operating expenses including reimbursement/waiver	1.23	%(c)
Operating expenses excluding reimbursement/waiver	1.23	%(c)
RATIOS TO AVERAGE NET ASSETS (including interest expense):
Net investment income including reimbursement/waiver	11.62	%(c)
Operating expenses including reimbursement/waiver	1.53	%(c)
Operating expenses excluding reimbursement/waiver	1.53	%(c)
PORTFOLIO TURNOVER RATE	93	%(d)

(a) The Fund began offering Class M shares on February 1, 2010.

(b) Not Annualized.

(c) Annualized.

(d) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements	75	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(b)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	PERIOD ENDED DECEMBER 31, 2006(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.43	$13.35	$34.89	$54.19	$49.83
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.90	0.81	1.95 (d)	1.76 (d)	1.49	(d)
Net realized and unrealized gain/(loss) on investments	5.23	5.27	(21.42)	(12.99)	8.36

Total from Investment Operations	6.13	6.08	(19.47)	(11.23)	9.85

LESS DISTRIBUTIONS:
From investment income	(1.14)	(1.00)	(1.64)	(2.00)	(1.76)
From capital gains	—	—	(0.10)	(6.12)	(3.73)
Tax return of capital	—	—	(0.33)	—	—

Total Distributions	(1.14)	(1.00)	(2.07)	(8.12)	(5.49)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (e)	—	0.05	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.99	5.08	(21.54)	(19.30)	4.36

NET ASSET VALUE, END OF PERIOD	$23.42	$18.43	$13.35	$34.89	$54.19

TOTAL RETURN	33.67%	48.57%	(57.68)%	(21.55)%	20.14	%(f)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,287	$1,502	$711	$2,550	$1,397
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	4.58%	7.14%	7.77%	4.90%	4.58	%(g)
Operating expenses	1.34%	0.84%	0.46%	1.30%	1.15	%(g)
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	4.33%	7.14%	6.68%	3.39%	2.91	%(g)
Operating expenses	1.59%	0.84%	1.55%	2.81%	2.82	%(g)
PORTFOLIO TURNOVER RATE	95%	291%	189%	222%	152	%(h)

(a) Prior to the close of business on June 12, 2009, the Institutional Class was known as Class Y.

(b) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(c) From commencement of operations on April 28, 2006.

(d) Per share numbers have been calculated using the average share method.

(e) Amount represents less than $0.01 per share.

(f) Not Annualized.

(g) Annualized.

(h) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2006.

December 31, 2010	76	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	CLASS A
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$17.99	$13.02	$34.88	$54.22	$46.47
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.77	1.36	1.92 (b)	1.63 (b)	1.38 (b)
Net realized and unrealized gain/(loss) on investments	5.16	4.52	(21.78)	(12.98)	12.28

Total from Investment Operations	5.93	5.88	(19.86)	(11.35)	13.66

LESS DISTRIBUTIONS:
From investment income	(1.09)	(0.91)	(1.58)	(1.87)	(2.18)
From capital gains	—	—	(0.10)	(6.12)	(3.73)
Tax return of capital	—	—	(0.32)	—	—

Total Distributions	(1.09)	(0.91)	(2.00)	(7.99)	(5.91)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

REPAYMENT OF ADVISORY FEES	—	—	—	—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.84	4.97	(21.86)	(19.34)	7.75

NET ASSET VALUE, END OF PERIOD	$22.83	$17.99	$13.02	$34.88	$54.22

TOTAL RETURN(d)	33.34%	48.18%	(58.78)%	(21.81)%	30.16%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$48,211	$36,323	$43,718	$208,147	$473,172
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	4.11%	6.58%	7.52%	4.65%	4.33%
Operating expenses	1.60%	0.84%	0.71%	1.55%	1.40%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	3.86%	6.58%	6.43%	3.14%	2.66%
Operating expenses	1.85%	0.84%	1.80%	3.06%	3.07%
PORTFOLIO TURNOVER RATE	95%	291%	189%	222%	152%

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	77	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	CLASS B
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$17.89	$12.83	$34.42	$53.60	$46.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.14	0.37	1.64 (b)	1.22 (b)	0.98 (b)
Net realized and unrealized gain/(loss) on investments	5.59	5.33	(21.44)	(12.79)	12.14

Total from Investment Operations	5.73	5.70	(19.80)	(11.57)	13.12

LESS DISTRIBUTIONS:
From investment income	(0.92)	(0.64)	(1.40)	(1.49)	(1.79)
From capital gains	—	—	(0.10)	(6.12)	(3.73)
Tax return of capital	—	—	(0.29)	—	—

Total Distributions	(0.92)	(0.64)	(1.79)	(7.61)	(5.52)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (c)	—	0.00 (c)	0.00 (c)

REPAYMENT OF ADVISORY FEES	—	—	—	—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.81	5.06	(21.59)	(19.18)	7.60

NET ASSET VALUE, END OF PERIOD	$22.70	$17.89	$12.83	$34.42	$53.60

TOTAL RETURN(d)	32.34%	47.02%	(59.07)%	(22.38)%	29.18%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$7,755	$8,729	$9,597	$37,461	$67,851
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	3.04%	5.78%	6.77%	3.91%	3.58%
Operating expenses	2.36%	1.62%	1.46%	2.29%	2.15%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	2.80%	5.78%	5.68%	2.39%	1.91%
Operating expenses	2.60%	1.62%	2.55%	3.81%	3.82%
PORTFOLIO TURNOVER RATE	95%	291%	189%	222%	152%

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

December 31, 2010	78	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Realty Fund

	CLASS C
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009(a)	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$17.87	$12.84	$34.41	$53.56	$45.97
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.47	0.53	1.64 (b)	1.22 (b)	0.98 (b)
Net realized and unrealized gain/(loss) on investments	5.26	5.16	(21.43)	(12.78)	12.13

Total from Investment Operations	5.73	5.69	(19.79)	(11.56)	13.11

LESS DISTRIBUTIONS:
From investment income	(0.93)	(0.66)	(1.39)	(1.47)	(1.79)
From capital gains	—	—	(0.10)	(6.12)	(3.73)
Tax return of capital	—	—	(0.29)	—	—

Total Distributions	(0.93)	(0.66)	(1.78)	(7.59)	(5.52)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

REPAYMENT OF ADVISORY FEES	—	—	—	—	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.80	5.03	(21.57)	(19.15)	7.59

NET ASSET VALUE, END OF PERIOD	$22.67	$17.87	$12.84	$34.41	$53.56

TOTAL RETURN(d)	32.35%	47.03%	(59.08)%	(22.36)%	29.18%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$25,152	$23,191	$22,658	$90,500	$183,049
RATIOS TO AVERAGE NET ASSETS (excluding interest and dividends on short sales expense):
Net investment income	3.16%	5.77%	6.77%	3.90%	3.58%
Operating expenses	2.36%	1.65%	1.46%	2.30%	2.15%
RATIOS TO AVERAGE NET ASSETS (including interest and dividends on short sales expense):
Net investment income	2.92%	5.77%	5.68%	2.39%	1.91%
Operating expenses	2.60%	1.65%	2.55%	3.81%	3.82%
PORTFOLIO TURNOVER RATE	95%	291%	189%	222%	152%

(a) Prior to the close of business on June 12, 2009, the Forward Strategic Realty Fund was known as the Kensington Strategic Realty Fund.

(b) Per share numbers have been calculated using the average share method.

(c) Amount represents less than $0.01 per share.

(d) Total return does not reflect the effect of sales charges.

See Notes to Financial Statements	79	December 31, 2010

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust has 35 registered funds. This annual report describes 5 funds offered by the Trust (each a “Fund” and collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Global Infrastructure Fund (“Global Infrastructure Fund”), the Forward International Real Estate Fund (“International Real Estate Fund”), the Forward Real Estate Fund (“Real Estate Fund”), the Forward Select Income Fund (“Select Income Fund”), and the Forward Strategic Realty Fund (“Strategic Realty Fund”).

The Global Infrastructure Fund seeks to achieve total return through capital appreciation and current income through investing primarily in global infrastructure-related securities. The International Real Estate Fund seeks to achieve total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. real estate securities. The Real Estate Fund seeks income with capital appreciation as a secondary goal and invests in a non-diversified portfolio of securities of real estate companies, including real estate investment trusts (“REITs”). The Select Income Fund seeks high current income and potential for modest long-term growth of capital. The Strategic Realty Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.

The Global Infrastructure Fund and the Select Income Fund offer Institutional Class, Class A, Class B, Class C and Class M shares, the Real Estate Fund offers Investor Class, Institutional Class, Class A, and Class C shares, and the International Real Estate Fund and Strategic Realty Fund offer Institutional Class, Class A, Class B and Class C shares.

Effective May 1, 2009, the Funds no longer offer for sale Class B shares of the Funds and shareholders are no longer able to make new or additional investments in Class B shares. As of May 1, 2009, the current holders of Class B shares of the Fund will continue to be permitted to: hold their Class B shares until they are converted to Class A shares; exchange their Class B shares for Class B shares of another Fund; automatically reinvest dividends in Class B shares; and make additional investments in other share classes of the Funds, subject to pricing and eligibility requirements of those other share classes.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares of all Funds are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Funds for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months of purchase, in accordance with each Fund’s prospectus. Class B shares of all Funds are subject to a 5.00% CDSC for redemptions made within one year of purchase, in accordance with each Fund’s prospectus. Class C shares of all Funds are subject to a 1.00% CDSC for redemptions made within one year of purchase, in accordance with each Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The Funds invest a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by

December 31, 2010	80

Notes to Financial Statements

economic and regulatory developments in the real estate industry than would an equity fund not concentrating its investments in a particular industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2010.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and

81	December 31, 2010

Notes to Financial Statements

that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally are valued based on quotes received from an independent pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

December 31, 2010	82

Notes to Financial Statements

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Each Fund may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2010, the Strategic Realty Fund held securities sold short with a market value of $7,601,845. The other Funds held no securities sold short at December 31, 2010.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus

83	December 31, 2010

Notes to Financial Statements

accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. Each Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2010, there were no Funds with securities on loan.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): Each Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in

December 31, 2010	84

Notes to Financial Statements

pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2010.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Global Infrastructure Fund
Common Stocks(a)	$100,976,874	—	—	$100,976,874
Short-Term Bank Debt Instruments	—	$622,058	—	622,058

Total	$100,976,874	$622,058	—	$101,598,932

International Real Estate Fund
Common Stocks(a)	$43,041,874	—	—	$43,041,874
Warrants	1,757,668	—	—	1,757,668
Short-Term Bank Debt Instruments	—	$93,069	—	93,069

Total	$44,799,542	$93,069	—	$44,892,611

Real Estate Fund
Common Stocks(a)	$37,184,205	—	—	$37,184,205
Short-Term Bank Debt Instruments	—	$414,143	—	414,143

Total	$37,184,205	$414,143	—	$37,598,348

Select Income Fund
Common Stocks(a)	$81,904,153	—	—	$81,904,153
Convertible Preferred Stocks(a)	10,935,682	—	—	10,935,682
Exchange-Traded Funds	14,167,340	—	—	14,167,340
Preferred Stocks
Diversified REITs	76,408,299	—	—	76,408,299
Industrial REITs	71,500,654	$24,801,988	—	96,302,642
Investment Banking & Brokerage	6,076,875	—	—	6,076,875
Mortgage REITs	33,277,826	—	—	33,277,826
Office REITs	224,434,591	—	—	224,434,591
Real Estate Operating Companies	27,751,943	—	—	27,751,943
Real Estate Services	—	16,032,564	—	16,032,564
Residential REITs	72,945,067	19,233,900	—	92,178,967

85	December 31, 2010

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Select Income Fund (continued)
Preferred Stocks (continued)
Retail REITs	$327,162,493	—	—	$327,162,493
Specialized REITs	254,370,192	$662,142	—	255,032,334
Corporate Bonds(a)	—	143,969,700	—	143,969,700
Convertible Corporate Bonds(a)	—	10,000,000	—	10,000,000
Short-Term Bank Debt Instruments	—	53,181,648	—	53,181,648

Total	$1,200,935,115	$267,881,942	—	$1,468,817,057

Strategic Realty Fund
Common Stocks(a)	$68,576,428	—	—	$68,576,428
Exchange-Traded Products	1,203,306	—	—	1,203,306
Preferred Stocks
Diversified REITs	870,975	—	—	870,975
Industrial REITs	1,287,766	—	—	1,287,766
Lodging	7,341,199	$1,065,180	—	8,406,379
Mortgage REITs	791,250	—	—	791,250
Office REITs	5,004,986	—	—	5,004,986
Real Estate Services	—	656,880	—	656,880
Retail REITs	8,793,880	—	—	8,793,880
Specialized REITs	979,600	—	—	979,600
Warrants	123,338	—	—	123,338
Short-Term Bank Debt Instruments	—	99,176	—	99,176

Total	$94,972,728	$1,821,236	—	$96,793,964

(a) For detailed descriptions of industry or country, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Strategic Realty Fund
Liabilities
Securities Sold Short
Common Stocks	$(7,254,045)	—	—	$(7,254,045)
Exchange-Traded Funds	(347,800)	—	—	(347,800)
Options Written	(3,800)	—	—	(3,800)

Total	$(7,605,645)	—	—	$(7,605,645)

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures and forward contracts.

During the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2010, the Funds did not have significant transfers between the fair value levels designated above and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

December 31, 2010	86

Notes to Financial Statements

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

87	December 31, 2010

Notes to Financial Statements

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. As of December 31, 2010, the Strategic Realty Fund held written options with a market value of $3,800. The other Funds held no purchased or written options at December 31, 2010.

Written option activity for the year ended December 31, 2010 was as follows:

Strategic Realty Fund

WRITTEN CALL OPTIONS	NUMBER OF CONTRACTS	PREMIUM
Outstanding as of December 31, 2009	0	$0
Options written	1,957	(161,849)
Options expired	(1,557)	111,455
Exercised or closed	(300)	30,496

Outstanding as of December 31, 2010	100	$(19,898)

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2010(a)

	ASSET DERIVATIVES		LIABILITIES DERIVATIVES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE
International Real Estate Fund
Equity Contracts	Investment at value	$1,757,668		—

Total		$1,757,668		—

Strategic Realty Fund
Equity Contracts	Investment at value	$123,338	Options Written at value	$3,800

Total		$123,338		$3,800

(a) For open derivative instruments as of December 31, 2010, see the Portfolio of Investments, which is also indicative of the activity for the year ended December 31, 2010.

December 31, 2010	88

Notes to Financial Statements

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2010:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Global Infrastructure Fund
Equity Contracts	Net realized gain on investments	$323,838	—

Total		$323,838	—

International Real Estate Fund
Equity Contracts	Net realized gain on investments/Net change in unrealized appreciation/depreciation on investments	$614,996	$(257,690)

Total		$614,996	$(257,690)

Strategic Realty Fund
Equity Contracts	Net realized gain on option contracts/Net change in unrealized appreciation on option contracts	$108,154	$16,098
Equity Contracts	Net realized gain on investments/Net change in unrealized depreciation on investments	—	(35,327)

Total		$108,154	$(19,229)

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any

89	December 31, 2010

Notes to Financial Statements

combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2010, the International Real Estate Fund and the Strategic Realty Fund had warrants with a market value of $1,757,668 and $123,338, respectively. The other Funds held no warrants at December 31, 2010.

Leverage: The Select Income Fund and the Strategic Realty Fund can purchase securities with borrowed money including bank overdrafts (a form of leverage). Each Fund may borrow amounts up to one-third of the value of its assets. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Select Income Fund and the Strategic Realty Fund maintain separate lines of credit with BNP Paribas (acting through its New York Branch). Borrowing under these agreements, the funds are charged interest of 1.20% above the one-month LIBOR rate. The Funds paid an arrangement fee of $187,500 and $31,250, respectively, which is expensed over three years. The Funds have pledged a portion of their investment securities as the collateral for their line of credit. As of December 31, 2010, the market value of the investment securities pledged as collateral totaled $732,216,791 and $28,852,008, respectively. As of December 31, 2010 the Funds have drawn down $238,045,296 and $12,501,599, respectively, from the line of credit.

The average interest rate charged and the average outstanding demand loan payable for the year ended December 31, 2010 was as follows:

	AVERAGE INTEREST RATE	AVERAGE OUTSTANDING DEMAND LOAN PAYABLE
Select Income Fund	1.473%	$213,881,635
Strategic Realty Fund	1.513%	9,558,986

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid semi-annually for the Global Infrastructure Fund and International Real Estate Fund, monthly for the Real Estate Fund and quarterly for the Select Income Fund and Strategic Realty Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

December 31, 2010	90

Notes to Financial Statements

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow

91	December 31, 2010

Notes to Financial Statements

then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than the lesser of shares valued at $15 million or 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitated the day-to-day operations of ReFlow until November 15, 2010, and ReFlow Services LLC, the entity that currently facilitates the day-to-day operations of ReFlow, are both under common control with Forward Management, LLC (“Forward Management”), the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Select Income Fund and the Strategic Realty Fund during the year ended December 31, 2010 are recorded in the Statement of Operations.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2010, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Global Infrastructure Fund	0.90%

International Real Estate Fund	1.00%

Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Select Income Fund	1.00%

Strategic Realty Fund	1.00%

Prior to March 1, 2010, the Real Estate Fund and Forward Management had a Sub-Advisory Agreement with Forward Uniplan Advisors, Inc. (“Uniplan”) (“Sub-Advisor”). Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services to the Fund and was entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates; 0.60% on assets up to and including $100 million, 0.55% on assets up to and including $500 million and 0.45% on assets over $500 million.

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense

December 31, 2010	92

Notes to Financial Statements

was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INSTITUTIONAL CLASS	INVESTOR CLASS	CLASS A	CLASS B	CLASS C	CLASS M	END DATE
Global Infrastructure Fund	1.25%	N/A	1.50%	2.25%	2.25%	1.25%	June 30, 2011
International Real Estate Fund	1.40%	N/A	1.65%	2.40%	2.40%	N/A	June 30, 2011
Real Estate Fund	1.20%	1.60%	1.45%	N/A	2.20%	N/A	June 30, 2011
Select Income Fund	1.35%	N/A	1.60%	2.35%	2.35%	1.35%	June 30, 2011
Strategic Realty Fund	1.90%	N/A	2.15%	2.90%	2.90%	N/A	June 30, 2011

For the year ended December 31, 2010, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Global Infrastructure Fund
Institutional Class	$3,505	$0	$3,505
Class A	5,854	0	5,854
Class B	330	0	330
Class C	1,342	0	1,342
Class M	26	0	26
International Real Estate Fund
Institutional Class	11,048	0	11,048
Class A	112,332	0	112,332
Class B	6,121	0	6,121
Class C	39,865	0	39,865
Real Estate Fund
Investor Class	63,712	0	63,712
Institutional Class	1,677	0	1,677
Class A	22,792	0	22,792
Class C	7,171	0	7,171

As of December 31, 2010, the balances of recoupable expenses for each Fund were as follows:

FUND	2008	2009	2010	TOTAL
Global Infrastructure Fund
Institutional Class	$77,499	$39,858	$3,505	$120,862
Class A	166,617	53,135	5,854	225,606
Class B	8,690	3,076	330	12,096
Class C	47,012	12,195	1,342	60,549
Class M	N/A	N/A	26	26
International Real Estate Fund
Institutional Class	19,662	13,124	11,048	43,834
Class A	239,464	143,676	112,332	495,472
Class B	17,689	8,991	6,121	32,801
Class C	101,777	52,263	39,865	193,905
Real Estate Fund
Investor Class	N/A	8,970	63,712	72,682
Institutional Class	6,182	5,357	1,677	13,216
Class A	66,037	37,241	22,792	126,070
Class C	29,003	12,216	7,171	48,390

93	December 31, 2010

Notes to Financial Statements

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares, and up to 0.75% of the Fund’s average daily net assets attributable to Class B and Class C shares.

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”) that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares, up to 0.25% of the Fund’s average daily net assets attributable to Class B and Class C shares, and up to 0.10% of the Fund’s average daily net assets attributable to Class M shares.

The expenses of the Distribution Plans and the Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2010, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Funds, pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

December 31, 2010	94

Notes to Financial Statements

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2010, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE

Global Infrastructure Fund

Institutional Class	Charles Schwab & Co., Inc.	58.38%
	Pershing, LLC	19.15%
	LPL Financial Services	10.55%
	National Financial Services, LLC	6.00%

Class A	LPL Financial Services	29.62%
	Pershing, LLC	20.11%
	National Financial Services, LLC	14.79%
	Charles Schwab & Co., Inc.	12.87%

Class B	Pershing, LLC	38.25%
	National Financial Services, LLC	14.93%
	LPL Financial Services	8.39%

Class C	Pershing, LLC	40.83%
	LPL Financial Services	17.55%
	National Financial Services, LLC	7.32%

Class M	Charles Schwab & Co., Inc.	57.78%
	Colorado State Bank & Trust	42.22%

International Real Estate Fund

Institutional Class	Pershing, LLC	46.02%
	Brown Brothers Harriman & Co.	19.63%
	National Financial Services, LLC	12.45%

Class A	Pershing, LLC	27.56%
	National Financial Services, LLC	23.53%
	LPL Financial Services	11.84%
	Charles Schwab & Co., Inc.	8.26%

Class B	Pershing, LLC	22.04%
	National Financial Services, LLC	19.84%
	LPL Financial Services	16.28%
	Southwest Securities	5.43%
	MSCS Financial Services Trust	5.21%

Class C	Pershing, LLC	29.80%
	LPL Financial Services	15.83%
	National Financial Services, LLC	15.03%

95	December 31, 2010

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Real Estate Fund

Investor Class	Charles Schwab & Co., Inc.	67.41%
	National Financial Services, LLC	13.24%

Institutional Class	Northern Trust Co.	96.61%

Class A	Pershing, LLC	23.68%
	LPL Financial Services	12.15%
	National Financial Services, LLC	9.88%

Class C	Pershing, LLC	31.87%
	National Financial Services, LLC	16.97%
	LPL Financial Services	10.43%

Select Income Fund

Institutional Class	TD Ameritrade, Inc.	26.62%
	Charles Schwab & Co., Inc.	22.50%
	Pershing, LLC	13.61%
	LPL Financial Services	12.82%
	National Financial Services, LLC	12.28%

Class A	Pershing, LLC	28.15%
	National Financial Services, LLC	18.12%
	Charles Schwab & Co., Inc.	12.68%
	LPL Financial Services	10.76%
	TD Ameritrade, Inc.	6.82%

Class B	Pershing, LLC	30.15%
	National Financial Services, LLC	17.29%
	LPL Financial Services	9.92%

Class C	Pershing, LLC	32.17%
	LPL Financial Services	15.14%
	National Financial Services, LLC	12.69%
	MSCS Financial Services Trust	5.24%

Class M	Merrill Lynch Pierce Fenner & Smith	82.68%
	Charles Schwab & Co., Inc.	14.47%

Strategic Realty Fund

Institutional Class	Pershing, LLC	54.12%
	Raymond James Financial Services	23.85%

Class A	LPL Financial Services	21.29%
	Pershing, LLC	20.80%
	National Financial Services, LLC	14.90%

Class B	Pershing, LLC	31.90%
	National Financial Services, LLC	10.71%
	LPL Financial Services	8.03%

Class C	Pershing, LLC	30.97%
	LPL Financial Services	13.57%
	National Financial Services, LLC	8.55%

December 31, 2010	96

Notes to Financial Statements

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2010, excluding short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Global Infrastructure Fund	$94,160,002	$147,580,355
International Real Estate Fund	127,318,801	140,289,766
Real Estate Fund	22,706,535	25,302,780
Select Income Fund	1,424,132,365	1,158,865,040
Strategic Realty Fund	89,178,358	81,314,762

9. Tax Basis Information

Reclassifications: At December 31, 2010, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Global Infrastructure Fund	$(38,818)	$1,050,014	$(1,011,196)
International Real Estate Fund	1	6,494,120	(6,494,121)
Real Estate Fund	(169,954)	169,954	—
Select Income Fund	(6,512,903)	7,676,151	(1,163,248)
Strategic Realty Fund	(598,282)	571,107	27,175

Tax Basis of Investments: As of December 31, 2010, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Infrastructure Fund	$89,785,249	$17,677,269	$(5,863,586)	$11,813,683
International Real Estate Fund	45,378,142	456,238	(941,769)	(485,531)
Real Estate Fund	25,884,407	12,023,908	(309,967)	11,713,941
Select Income Fund	1,290,365,521	209,901,685	(31,450,149)	178,451,536
Strategic Realty Fund	77,132,589	21,266,965	(1,605,590)	19,661,375

Post-October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Funds elected to defer capital losses and currency losses occurring between November 1, 2010 and December 31, 2010 as follows:

FUND	CAPITAL LOSS	CURRENCY LOSS
International Real Estate Fund	$227,579	$41,955
Select Income Fund	4,923,437	—

97	December 31, 2010

Notes to Financial Statements

Capital Loss Carryforwards: As of December 31, 2010 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Global Infrastructure Fund	—	$22,944,101	$30,182,432	$24,936,653
International Real Estate Fund(a)	$2,652,205	67,712,152	60,639,639	4,181,675
Real Estate Fund(a)	—	3,369,998	6,607,499	—
Select Income Fund	—	142,788,541	29,414,885	—
Strategic Realty Fund	—	84,569,228	107,182,629	—

(a) Subject to limitations under §382 of the Code.

During the year ended December 31, 2010, the Real Estate Fund, Select Income Fund and Strategic Realty Fund utilized capital loss carryovers of $2,039,238, $26,444,585 and $9,515,253, respectively.

Tax Basis of Distributable Earnings: At December 31, 2010 the following components of accumulated earnings on a tax basis were as follows:

	GLOBAL INFRASTRUCTURE FUND	INTERNATIONAL REAL ESTATE FUND
Post-October losses	—	$(269,534)
Accumulated capital loss Carryforwards	$(78,063,186)	(135,185,671)
Undistributed ordinary income	249,312	1,452,319
Net unrealized appreciation of F/X	17,014	5,028
Net unrealized appreciation/(depreciation) on investments	11,813,683	(485,531)

Total distributable earnings	$(65,983,177)	$(134,483,389)

	REAL ESTATE FUND	SELECT INCOME FUND
Post-October losses	—	$(4,923,437)
Accumulated capital loss Carryforwards	$(9,977,497)	(172,203,426)
Net unrealized appreciation on investments	11,713,941	178,451,536

Total distributable earnings	$1,736,444	$1,324,673

		STRATEGIC REALTY FUND
Accumulated capital loss Carryforwards		$(191,751,857)
Net unrealized depreciation of securities sold short/written option contracts/FX		(1,239,430)
Net unrealized appreciation on investments		19,661,375

Total distributable earnings		$(173,329,912)

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

December 31, 2010	98

Notes to Financial Statements

The tax character of distributions paid for the year ending December 31, 2010 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure Fund	$3,249,420	—	$268,937	—
International Real Estate Fund	5,702,925	—	70,214	—
Real Estate Fund	722,333	—	—	—
Select Income Fund	98,956,223	—	—	—
Strategic Realty Fund	3,852,044	—	—	—

The tax character of distributions paid for the year ended December 31, 2009 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	FOREIGN TAXES PASSED THROUGH TOTAL	RETURN OF CAPITAL TOTAL
Global Infrastructure Fund	$3,752,745	—	$167,400	—
International Real Estate Fund	6,393,952	—	39,034	—
Real Estate Fund	600,104	—	—	—
Select Income Fund	61,995,024	—	—	$18,346,789
Strategic Realty Fund	3,756,705	—	—	—

10. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

11. Transactions

International Real Estate Fund Acquisition of Kensington Global Real Estate Fund: On May 27, 2009, shareholders of the Kensington Global Real Estate Fund (the “Acquired Fund”), a series of The Kensington Funds, approved the acquisition of the Acquired Fund by the International Real Estate Fund (prior to the close of business on June 12, 2009, formerly known as the Kensington International Real Estate Fund, a separate series of The Kensington Funds) (the “Acquiring Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and principal investment strategies. Immediately prior to the close of business on June 12, 2009, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the acquisition, the Acquiring Fund issued 15,309, 297,843, 41,462 and 202,743 shares of Institutional Class, Class A, Class B and Class C, respectively, in exchange for net assets of the Acquired Fund valued at $220,810, $4,296,974, $597,649 and $2,919,412, respectively. The investment portfolio of the Acquired Fund, with a fair value of $7,559,358 and identified cost of $8,520,745 at June 12, 2009, was the principal asset acquired by the Acquiring Fund. On June 15, 2009, the combined value of the Acquired Fund (which included realized losses of $(4,847,329) and unrealized depreciation of $(960,928)) and the Acquiring Fund was $58,920,559. Immediately prior to the merger, the net assets of the Acquiring Fund were $50,885,714. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforward totaled $18,159,237 for potential utilization and is subject to tax limitations.

99	December 31, 2010

Notes to Financial Statements

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net Investment Income	$1,065,282
Net Realized and Unrealized Gain on Investments and Foreign Currency	12,623,229

Net Increase in Net Assets Resulting from Operations	$13,688,511

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since June 12, 2009, as presented in the Funds Annual Report dated December 31, 2009.

Real Estate Fund Acquisition of Kensington Real Estate Securities Fund: On May 27, 2009, shareholders of the Kensington Real Estate Securities Fund (the “Acquired Fund”), a series of The Kensington Funds, approved the acquisition of the Kensington Real Estate Securities Fund by the Real Estate Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two funds with similar investment objectives and principal investment strategies. As of the close of business on June 12, 2009, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the acquisition, the Acquiring Fund issued 109,891, 1,182,743 and 340,171 shares of Institutional Class, Class A and Class C, respectively, in exchange for net assets of the Acquired Fund valued at $798,443, $8,841,951 and $2,543,047, respectively. The investment portfolio of the Acquired Fund, with a fair value of $11,666,786 and identified cost of $11,005,704 at June 12, 2009, was the principal asset acquired by the Acquiring Fund. On June 15, 2009, the combined value of the Acquired Fund (which included realized losses of $(3,613,180) and unrealized appreciation of $661,082) and the Acquiring Fund was $29,541,687. Immediately prior to the merger, the net assets of the Acquiring Fund were $17,358,246. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforward totaled $14,477,590 for potential utilization and is subject to tax limitations.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net Investment Income	$817,650
Net Realized and Unrealized Gain on Investments	4,433,439

Net Increase in Net Assets Resulting from Operations	$5,251,089

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since June 12, 2009, as presented in the Funds Annual Report dated December 31, 2009.

12. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

December 31, 2010	100

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Forward Global Infrastructure Fund, the Forward International Real Estate Fund, the Forward Real Estate Fund, the Forward Select Income Fund and the Forward Strategic Realty Fund (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the cash flows for the year then ended as presented and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2011

101	December 31, 2010

Tax Information (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds had no long-term capital gains dividends to designate.

The Global Infrastructure Fund, International Real Estate Fund, Real Estate Fund, Select Income Fund, and Strategic Realty Fund designate 65.50%, 1.22%, 45.57%, 13.18% and 25.98%, respectively, of the income dividends distributed between January 1, 2010 and December 31, 2010, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Global Infrastructure Fund, Select Income Fund, and Strategic Realty Fund designate 14.67%, 2.09%, and 2.73%, respectively, of the ordinary income dividends distributed between January 1, 2010 and December 31, 2010, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the Global Infrastructure Fund and International Real Estate Fund designate $268,937 and $70,214, respectively, as foreign taxes paid, and $3,402,927 and $1,982,050, respectively, as foreign source income earned between January 1, 2010 and December 31, 2010.

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	PER SHARE				PERCENTAGE
	NET INVESTMENT INCOME	NET REALIZED CAPITAL GAINS	RETURN OF CAPITAL	TOTAL PER SHARE	NET INVESTMENT INCOME	NET REALIZED CAPITAL GAINS	RETURN OF CAPITAL	TOTAL PER SHARE
Select Income Fund
Institutional Class	$2.074339	—	—	$2.074339	100.00%	—	—	100.00%
Class A	$2.020267	—	—	$2.020267	100.00%	—	—	100.00%
Class B	$1.846436	—	—	$1.846436	100.00%	—	—	100.00%
Class C	$1.859415	—	—	$1.859415	100.00%	—	—	100.00%
Class M	$2.074167	—	—	$2.074167	100.00%	—	—	100.00%

December 31, 2010	102

Approval of the Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory agreement for management of each series of the Trust.

At an in-person meeting of the Board held on September 23, 2010, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management and the Trust on behalf of the Funds.

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Advisory Agreement. In response, Forward Management provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Advisory Agreement, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management; descriptions of Forward Management’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Advisory Agreement. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management to the Funds.

Discussed below are the factors the Board considered in renewing the Advisory Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

Forward Management directly manages the Funds without employing a sub-advisor.

In evaluating the Advisory Agreement, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management; (ii) the investment performance of each Fund and Forward Management; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management from its relationship with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board also considered the overall financial

103	December 31, 2010

Approval of the Investment Management Agreement (Unaudited)

soundness of Forward Management as it relates to its ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board also determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities and Exchange Commission in its recent routine examination of Forward Management and the series of the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, the Board was provided with information contained in a Morningstar Rating Analysis about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of Forward Management the Board also considered the length of time Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Global Infrastructure Fund underperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2010;

December 31, 2010	104

Approval of the Investment Management Agreement (Unaudited)

•	The International Real Estate Fund underperformed the comparable funds within its Morningstar Category for the one- and three- year periods ended June 30, 2010;

•

The Real Estate Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, five-, and ten-year periods ended June 30, 2010. It was noted that Forward Management took over the day-to-day management of this Fund in March 2010;

•

The Select Income Fund outperformed the comparable funds within its Morningstar Category for the one- and three-year periods ended June 30, 2010; but underperformed the comparable funds within its Morningstar Category for the five-year period ended June 30, 2010; and

•

The Strategic Realty Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010, but underperformed the comparable funds within its Morningstar Category for the three-, five-, and ten-year periods ended June 30, 2010.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2009, but a strong balance sheet and a demonstrated commitment to the support of the Funds. The Board also received Forward Management’s twelve month trailing income statement for the month ended August 31, 2010. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the

105	December 31, 2010

Approval of the Investment Management Agreement (Unaudited)

various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The board also noted that Forward Management has been willing to incur expenses to combine series of the Trust when necessary.

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board also noted that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement Advisory Agreement.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board noted that the Advisory Agreement for many of the Funds reflects breakpoints in the advisory fees as the assets grow. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Advisory Agreement are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by Forward Management from its relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management regarding its soft dollar policies and usage.

December 31, 2010	106

Approval of the Investment Management Agreement (Unaudited)

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Advisory Agreement.

107	December 31, 2010

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 63	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	35	Chairman and Director of SIFE Trust Fund (1978 – 2002)

Donald O’Connor Age: 74	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	35	Trustee of the Advisors Series Trust (15) (1997 to present).

December 31, 2010	108

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
DeWitt F. Bowman Age: 80	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	35	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006 - 2008); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	35	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004 - 2005); Trustee, The Montgomery Funds (1992 to 2003).

109	December 31, 2010

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 48	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010).	35	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

December 31, 2010	110

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 61	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 63	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 62	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 47	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 – 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 – 2007).

Julie Allecta*** 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 64		Since 2010	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Ms. Allecta is a member of the Advisory Board of the Trust.

111	December 31, 2010

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

December 31, 2010	112

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Forward Banking and Finance Fund

Forward Emerging Markets Fund

Forward Focus Fund

Forward Frontier MarketStrat Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Fixed Income Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Equity Fund

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Forward Long/Short Credit Analysis Fund

Forward Mortgage Securities Fund

Forward Real Estate Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward SMIDPlus Fund

Forward Strategic Alternatives Fund

Forward Strategic Realty Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD003017 030112

Annual Report December 31, 2010

Forward Frontier MarketStrat Fund

Forward High Yield Bond Fund

Forward International Equity Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Forward Mortgage Securities Fund

Forward SMIDPlus Fund

Forward Strategic Alternatives Fund

Forward U.S. Government Money Fund

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

FORWARD FUNDS:	Table of Contents

Forward Funds are distributed by ALPS Distributors, Inc. P.O. Box 1345, Denver, CO 80201

The report has been prepared for the general information of Forward Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds’ Prospectus, which contains more complete information about Forward Funds’ investment policies, management fees and expenses. Investors are reminded to read the Prospectus before investing or sending money.

December 31, 2010

1

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	J. Alan Reid, Jr. Chief Executive Officer

Dear Shareholder:

The experiences of 2010 have only underscored the challenges facing investors and advisors today. If you want to preserve and grow assets in today’s volatile, unpredictable global markets, you need to be more nimble and adaptable than ever.

This is why Forward keeps working to deliver fresh thinking, creative investment solutions, and an expanding selection of portfolio building blocks with a strong accent on alternative strategies. We believe that all investors—not just the ultra-wealthy—need access to nontraditional approaches in order to manage the risks of investing today.

Today we offer 35 mutual funds and a variety of separate account strategies across the asset spectrum, many of them embodying alternative thinking. Over the past four years, Forward has launched or acquired a range of mutual funds employing non-traditional strategies, forging a reputation as the alternative mutual fund specialists:

•

Forward Tactical Enhanced Fund, a new long/short equity fund that employs the concept of active market exposure management in seeking to capitalize on both upward and downward market movements. Our Enhanced Fund is a more aggressive version of the Forward Tactical Growth Fund, which aims for capital preservation and has been one of our fastest-growing funds since its introduction in September 2009.

•

Forward Commodity Long/Short Strategy Fund is our newest fund. We believe strongly that, in light of their very low correlation with other major asset classes, commodities can enhance virtually any asset allocation model. One of just three long/short commodities mutual funds existing today, our fund takes a unique approach in targeting specific commodities with the greatest upward or downward momentum.

•

Forward Frontier MarketStrat Fund, which is one of a small handful of mutual funds available in this up-and-coming asset class. We believe frontier markets are the logical next step in diversification for investors who already have exposure to emerging markets.

•

Two of our real estate funds regularly appeared on the Dow Jones, Lipper, and Wall Street Journal “top ten real estate funds” lists in 2010—Forward Strategic Realty Fund, which uses a flexible, value-driven approach to invest in high-quality real estate companies, and the Forward Select Income Fund, which focuses on preferred securities of real estate investment trusts (REITs) and real estate operating companies.

•	Forward International Dividend Fund, which targets both capital appreciation and income by using relative dividend yield to identify well-managed companies.

•	Forward Long/Short Credit Analysis Fund, a total-return strategy that invests on both sides of the tax-free municipal bond market as well as in corporates and Treasuries.

In 2011 we plan to introduce additional strategies in areas such as international fixed income, small-cap equity and emerging market dividends—all designed to help investors cope with the current climate of generally lower returns, higher volatility and higher asset-class correlations.

Our business is one fueled by knowledge and original thinking, which means there are limitless opportunities to add value to the investment process. Forward has steadily built portfolio management

December 31, 2010	2

expertise across the asset spectrum, rounding out our strengths in asset allocation, portfolio construction, risk management and distribution. In the coming year, one of our major initiatives will be creating more channels through which we can share our insights.

But as important as all of these intellectual attributes are, we never forget that their value depends on the quality of the relationships they serve. Every day we strive to be true investment partners dedicated to giving our shareholders and their advisors the choices they will need in order to meet their long-term financial goals. We thank you for your continuing confidence in us.

Sincerely,

J. Alan Reid, Jr.

Chief Executive Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance.

A fund that invests in exchange-traded funds (“ETFs”) will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

3	December 31, 2010

A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

A fund’s use of short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

By investing in a subsidiary organized under the laws of the Cayman Islands, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments, which are generally similar to those that are permitted to be held by the fund. The subsidiary is not registered under the Investment Company Act of 1940.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

J. Alan Reid, Jr. is a registered representative of ALPS Distributors, Inc.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

© 2011 Forward Funds. All rights reserved.

December 31, 2010	4

Shareholder Updates	December 31, 2010

A MESSAGE FROM:	Jim O’Donnell, CFA* Chief Investment Officer

Dear Shareholder:

The markets endured a mid-year correction which was fueled by uncertainty surrounding an impending November election and was further complicated by sovereign debt concerns impacting a number of European nations. At home in the U.S., the economic recovery continued to experience fits and starts. We wrote in our Semi-Annual Report letter that the markets had to digest the gains they enjoyed in the rebound out of the credit crisis lows. We also felt that many of the political risk factors would resolve themselves in due course.

Following a meaningful mid-year correction, the markets rallied sharply into year end. The second half of the year saw the S&P 500 rally over 10% in the third and fourth quarters. To put the magnitude of this back-to-back move into historical perspective, over the past 30 years (120 calendar quarters), the S&P 500 has seen only 16 calendar quarters in which the index has exceeded 10% gains. It just so happened that two of those rare 16 time periods were in the latter half of 2010. As we exited 2010, bullish sentiment was beginning to become apparent as stock market volatility was subdued. Again, we caution investors that we believe these are unsustainable rates of change.

From a historical perspective, the market carves a zigzag path to its ultimate destination. Long, sustained advances can be punctuated by short, sharp declines that test the mettle of even the most stalwart investors. We believe the market will continue to face concerns surrounding the risks of sovereign and municipal debts. And yet, as economic growth begins to become more established, municipalities and sovereign governments are seeing their tax receipts begin to recover. We continue to see early signs of government deficit improvements as economic activity rebounds and tax receipts begin to rebound.

A new threat has begun to emerge in the form of inflation. Demand for commodities from emerging countries is fueling a large portion of the inflationary pressure. Given this emerging risk factor, we believe it may be a good time to reassess your portfolio asset allocation to ensure you have adequate protection against inflationary forces should they become more pronounced. We also believe asset classes like real estate, commodities and infrastructure display many of the attributes that may help dampen the adverse impact that inflationary forces can have on an asset mix.

In the aftermath of November’s heated election season, campaign-weary legislators and the President came together to enact meaningful extensions to the tax benefits enjoyed by dividend investors. The importance of this move cannot be overstated. Over the next 20 years, roughly 76 million Americans are going to retire from the workforce, and with this shift, investment income will become of increasing importance. Some financial consultants believe that due to the low interest-rate environment, each stock in a client’s asset allocation mix should “carry its own weight” by paying a dividend and contributing to the client’s current income need. This current income dilemma faced by individual investors is also shared by endowments and trusts. Given these acute needs, 2011 may become “the Year of the Dividend.”

5	December 31, 2010

As always, we remain committed to helping our shareholders attain true portfolio diversification and achieve their long-term financial goals. We also believe that transparent practices give our investors access to the information they need to make important investment decisions. I invite you to review the information in this report and the performance of the Forward Funds in 2010, and thank you for the continued confidence that you place in our Funds.

Best regards,

Jim O’Donnell, CFA*

Chief Investment Officer

Forward Management, LLC

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Not FDIC Insured | No Bank Guarantee | May Lose Value

Forward Funds are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc., is not affiliated with Forward Management, LLC.

Jim O’Donnell has earned the right to use the Chartered Financial Analyst designation. CFA Institute marks are trademarks owned by the CFA Institute.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

© 2011 Forward Funds. All rights reserved.

December 31, 2010	6

Fund Commentary and Performance

Forward Frontier MarketStrat Fund

As of December 31, 2010

Global equity markets were generally positive in 2010, boosted by strong fourth quarter performance after carrying a negative year-to-date return into September. For the year ended December 31, 2010, the MSCI All-Country World Index gained 12.7% with the fourth quarter accounting for 8.7%. The path was not smooth. Equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy might return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession. Investor confidence returned and markets again took off.

For the year, the Forward Frontier MarketStrat Fund’s Institutional Class shares returned 21.11% and the Fund’s benchmark, the MSCI Frontier Markets Index, returned 23.75%.

Assets in the Frontier MarketStrat Fund grew from more than $37 million at the end of 2009 to more than $140 million by the end of 2010. We were pleased with the overall performance of the Fund as we were able to bring down the tracking error from 2.9%, on a rolling 12-week basis at the start of 2010, to 1.9% by year end.

Two large inflows during the year caused a temporary drag on the Fund and contributed to underperformance relative to the Fund’s benchmark. Underperformance also can be attributed to the spread between the positive returns from the Fund’s fixed-income investments and the Fund’s expenses, and the costs of derivatives. Regionally, the Gulf Cooperation Council ex-Saudi Arabia (GCC xSA) and African countries were the best performers, up 29.8% and 26.1%, respectively, during 2010. Eastern European markets continued to struggle, declining 2% for the year ended December 31, 2010, in part due to broader economic trouble in neighboring developed European countries.

The Fund’s investment team endeavors to provide style pure frontier market exposure at a minimum cost to the Fund. One of the methods employed to achieve this goal is the use of a variety of different investments including American Depository Receipts (ADRs), Global Depository Receipts (GDRs), exchange-traded funds (ETFs) and total return swaps. The ultimate instrument chosen is based upon cost availability and liquidity. Total return swaps allowed the Fund to gain economic exposure to a number of different countries and regions of the frontier markets without the direct ownership of the underlying shares. The use of total return swaps were a significant, positive contributor to the Fund’s overall performance. We believe the Fund is positioned to continue providing style pure frontier markets exposure and the investment team constantly strives to further reduce tracking error and increase the Fund’s return.

7	December 31, 2010

Forward Frontier MarketStrat Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund.

The MSCI Frontier Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of frontier markets.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity marketperformance in the global developed and emerging markets, excluding the United States.

It is not possible to invest directly in an index.

Tracking Error may be defined as a divergence between the price behavior of a position or a portfolio and the price behavior of a benchmark.

December 31, 2010	8

Forward Frontier MarketStrat Fund

Forward Frontier MarketStrat Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

9	December 31, 2010

Forward Frontier MarketStrat Fund

Forward Frontier MarketStrat Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	20.76%	11.54%	12/31/08

Institutional Class	21.11%	11.63%	12/31/08

Class Z	21.17%	21.43%	05/05/09

(a) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) The MSCI Frontier Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of frontier markets. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	10

Fund Commentary and Performance

Forward High Yield Bond Fund

As of December 31, 2010

Following 2009’s strong performance for high yield, there were some concerns for a potential pullback in 2010. However, the strong fundamentals of the asset class proved to be sustainable and 2010 was another strong year for high-yield investors. The market was driven by modest economic growth, improving corporate profits, high demand for meaningful income and very low default rates. While investor sentiment was relatively positive throughout most of the year, periodic volatility and corrections tempered the momentum from time to time.

For the year, the Forward High Yield Bond Fund’s Institutional Class shares returned 14.31% and the Fund’s benchmark, the BofA Merrill Lynch U.S. High Yield Master II Index, returned 15.19%.

The year had a strong start in January but quickly lost momentum due to global concerns about fiscal issues in the eurozone in general and Greece, in particular. March and April produced strong returns as these concerns subsided and the economic environment appeared benign. Volatility spiked again in May as the European sovereign crisis deteriorated, further threatening the global economic recovery. In conjunction with the massive oil spill in the Gulf of Mexico, this contributed to a sharp May correction and a flight to quality across asset classes. The market recovered these losses in the summer but investors remained cautious on the economic outlook. In response to rising double-dip recession fears and deflationary concerns, by late summer the Federal Reserve started promoting its second quantitative easing policy (QE2). This action elevated investor confidence and began inflating financial assets of all classes. High-yield markets reacted positively but corrected again in November as an interest-rate spike hit the highest quality credits especially hard. Finally, performance came full circle and the year ended on a strong note similar to January.

The yield difference between high-yield bonds and Treasuries tightened by 99 basis points for the year ended December 31, 2010, declining to 5.41% (541 basis points). As investors continued to search for income, high-yield mutual funds gained approximately $12.2 billion in new cash in 2010. Much of the incoming cash flow participated in $302 billion of new bond issuance. With 458 new issuance transactions, the new issue volume represented a 67% increase over 2009’s record and more than double any previous year. Defaults dropped significantly from 10.2% in 2009 to 0.8% in 2010.

Low-grade BB and CCC bonds outperformed grade B bonds. This was due to the continued reach for yield at the low end of the quality spectrum and a positive overall duration impact at the other end. Outperforming sectors included Financials, Chemicals, Automotive, Gaming and Homebuilding. Underperformers were Retail, Health Care, Energy, Cable and Utilities.

The Fund’s sub advisor, First Western Capital Management Company, continued to avoid distressed securities and our returns were less volatile than the market as a whole with much lower draw-downs during market corrections. The Fund tracked the Merrill Lynch High Yield Master II Index closely during 2010.

11	December 31, 2010

Forward High Yield Bond Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Investing in lower-rated (‘high yield”) debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk.

The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar denominated corporate bonds issued in the U.S. domestic market. It is not possible to invest directly in an index.

Distressed securities are a financial instrument in a company that is near or is currently going through bankruptcy. This usually results from a company’s inability to meet its financial obligations. As a result, these financial instruments have suffered a substantial reduction in value. Distressed securities can include common and preferred shares, bank debt, trade claims (goods owed) and corporate bonds.

Double-dip recession refers to a recession followed by a short-lived recovery, followed by another recession. It occurs when gross domestic product (GDP) growth slides back to negative after a quarter or two of positive growth.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

Bond ratings—Moody’s Investors Service is an independent, unaffiliated research company that rates fixed income securities and assigns ratings on the basis of risk and the borrower’s ability to make interest payments.

Moody’s rating scale:

Aaa—Investment Grade, Lowest Risk

Aa/A—Investment Grade, Low Risk

Baa—Investment Grade, Medium Risk

Ba/B—Junk Grade, High Risk

Caa/Ca—Junk Grade, Highest Risk

C—Junk Grade, In Default

December 31, 2010	12

Forward High Yield Bond Fund

Forward High Yield Bond Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

13	December 31, 2010

Forward High Yield Bond Fund

Forward High Yield Bond Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	13.85%	6.78%	7.27%	6.57%	05/01/00

Institutional Class	14.31%	7.16%	7.68%	6.98%	05/01/00

Class C (with CDSC)(c)	12.18%	6.12%	N/A	7.74%	12/30/02

Class C (without CDSC)(d)	13.18%	6.12%	N/A	7.74%	12/30/02

Class Z	14.34%	N/A	N/A	21.95%	05/05/09

(a) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(b) The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	14

Fund Commentary and Performance

Forward International Equity Fund

As of December 31, 2010

With most of the broad non-U.S. indices posting double-digit returns, 2010 was another rewarding year for equity investors. Asia and the emerging markets were the year’s stars, as the promise of strong economic growth and a more stable fiscal environment generated strong investment interest. The European markets struggled throughout most of the year as sovereign debt concerns in the PIIGS countries (Portugal, Ireland, Italy, Greece, and Spain) weighed heavily on Europe. The U.S. dollar appreciated strongly against the euro, but this move was more than offset by its weakness against the Japanese yen, Swiss franc and many emerging market countries, leaving U.S. investors with a better return than local market investors.

For the year, the Forward International Equity Fund’s Institutional Class shares returned 14.15% and the Fund’s benchmark, the MSCI EAFE + Emerging Markets Index, returned 10.42%.

Throughout the year, there was a marked contrast between Europe and the rest of the world. Europe’s continued troubles led investors to show a strong preference for quality, defensive stocks. By contrast, Asia and the emerging markets were far more focused on expected growth. Risk was rewarded, as higher multiple and more volatile stocks enjoyed the best returns. The austerity measures undertaken within Europe may ultimately prove to benefit the entire region but, in 2010, they cast a pall. In spite of the European Central Bank’s (ECB) repeated resolve to solve any eurozone issues, each PIIGS country’s debt issuance caused undue angst and put the local markets under extreme pressure. Optimism (and verification) of a slow-but-steady economic recovery was still the overriding global theme as corporate earnings rebounded. Much like the geographic configuration, global sector leadership was also polarized, with Consumer Discretionary and Industrial sectors leading the markets. More defensive sectors, including Health Care and Utilities, lagged for most of the year, with the Utilities sector finishing in negative territory.

Strong stock selection within sectors was the primary contributor to the Fund’s performance. Our stocks performed better than the sector average for Consumer Staples and Health Care. Most of our contributors in the Consumer Staples sector benefited from their exposure to emerging markets, where income growth and consumer demand translated into higher growth and earnings. In the Health Care sector, two mid-sized companies with niche products that were in high demand led our performance for the year. Out of the 10 economic sectors that we track, our strategy outperformed in eight, lagging only in Energy and Financials. In Financials, several of our holdings in European banks were challenged as their exposures to the countries with perceived sovereign risk trumped the increasingly inexpensive valuations. Within the Energy sector, performance was mixed.

The Fund’s sub advisor, Lazard Asset Management, has an investment process that selects from a broad universe of non-U.S. developed and emerging companies. We evaluate each company systematically according to multiple measures, including valuation, growth, investor sentiment and financial quality. Stocks that exhibit the most attractive combination of all four measures are selected for the strategy. We were gratified that each of our criteria worked well during 2010, although not all in unison. Our approach aims to work well regardless of market leadership or style preference. We saw significant rotation in leadership during the year from a defensive, high-quality driven market in the first quarter to a growth, higher-risk market in the final quarter.

15	December 31, 2010

Forward International Equity Fund

As we look forward to 2011, we will continue to focus our attention on individual stock selection as we seek to provide ongoing returns in excess of the index. We believe that there remain significant opportunities throughout the non-U.S. markets.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The MSCI EAFE + Emerging Markets Index is an unmanaged index of 44 developed (excluding the U.S. and Canada and including Japan, the United Kingdom, Germany and France) and emerging market countries. The U.S. dollar is used as the base currency. It is not possible to invest directly in an index.

Sovereign debt is the total amount owed to the holders of the sovereign bonds (bonds issued by a national government).

Defensive stocks provide a constant dividend and stable earnings regardless of the state of the overall stock market.

Austerity measures generally refer to the measures taken by governments to reduce expenditures in an attempt to shrink their growing budget deficits. They are marked by a state of reduced spending and increased frugality in the financial sector.

The European Central Bank (ECB) is one of the world’s most important central banks, responsible for monetary policy covering the fifteen member countries of the eurozone.

December 31, 2010	16

Forward International Equity Fund

Forward International Equity Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Weightings by Country as a Percentage of Net Assets as of December 31, 2010

17	December 31, 2010

Forward International Equity Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Forward International Equity Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	13.69%	1.87%	2.22%	2.31%	07/06/98

Institutional Class	14.15%	2.33%	2.65%	5.09%	10/03/94

Class Z	14.28%	N/A	N/A	30.21%	05/05/09

(a) Prior to May 1, 2010, the Forward International Equity Fund was known as the Accessor International Equity Fund.

(b) The MSCI EAFE + Emerging Markets Index is an unmanaged index of 44 developed (excluding the U.S. and Canada and including Japan, the United Kingdom, Germany and France) and emerging market countries. The U.S. dollar is used as the base currency. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	18

Fund Commentary and Performance

Forward Investment Grade Fixed-Income Fund

As of December 31, 2010

Policy initiatives aimed at speeding up the economic recovery and lowering the persistently high unemployment rate in the U.S. were the major market drivers during 2010. Until the fourth quarter, the tepid economic recovery showed few signs of gathering steam. The measure of core inflation tracked by the Federal Reserve remained below the Federal Reserve’s long run target, consumer and corporate de-leveraging continued, and Gross Domestic Product (GDP) growth remained weak. As a result, the Federal Reserve kept the federal funds rate in the range of zero to 0.25% during the year and indicated borrowing costs would likely remain low for an extended period. Central banks across the developed world expressed similar intentions. The Federal Reserve also continued its unconventional efforts at spurring faster growth by launching a second round of quantitative easing in November. On the fiscal policy front, for most of the year, a divisive political atmosphere constrained policy options. However, in December, the Obama Administration and Congress reached a major compromise on tax policy, boosting growth expectations for 2011. Despite their limited duration, these provisions and expectations associated with these actions, gave a boost to risky assets in the later portion of the year. Outside of the U.S., the developed world did not fare as well. Concerns about the periphery of Europe worsened during the year despite efforts by European policy makers to reassure markets. This led to higher yields and wider credit default swap (CDS) spreads for European peripheral sovereigns.

Most fixed income sectors posted positive performance for the first three quarters of the year, in particular, higher yielding assets, as low interest rates prompted many investors to pursue these assets. During the fourth quarter, fixed income markets gave back some of their gains from earlier in the year as interest rates rose sharply. With the 10-year yield rising 78 basis points, investors began to shift toward riskier assets. Spread sectors, such as emerging market bonds (external and local), commercial mortgage backed bonds (CMBS), and credit were among the stronger performing fixed income sectors for the year. Municipal bonds and Treasuries were among the worst performers for 2010, but even these sectors had positive absolute returns for the year.

For the year, the Forward Investment Grade Fixed-Income Fund’s Institutional Class shares returned 8.03% and the Fund’s benchmark, the Barclays Capital U.S. Government/Credit Bond Index, returned 6.59%.

Above benchmark duration was positive for performance as interest rates fell for most of the year except in the fourth quarter, when rising rates detracted from the Fund’s performance. Out-of-benchmark allocations to agency, non-agency, and commercial MBS contributed to returns as higher mortgage rates muted prepayment risk, and as favorable supply/demand and investors’ appetite for higher yielding bonds helped these assets. Exposure to select financial institutions enhanced returns as markets gained clarity on regulation and banks’ capital positions. The Fund’s use of derivatives (interest rate futures and options) had no material impact on performance.

Pacific Investment Management Company (PIMCO), the Investment Grade Fixed-Income Fund’s sub advisor, uses global cyclical forecasts that call for differentiated growth and inflation across regions in 2011. From a strategy perspective, PIMCO will focus on high-quality income producing strategies that are positively leveraged to the cyclical upswing that we expect in the U.S. during 2011.

19	December 31, 2010

Forward Investment Grade Fixed-Income Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher. It is not possible to invest directly in an index.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

December 31, 2010	20

Forward Investment Grade Fixed-Income Fund

Forward Investment Grade Fixed-Income Fund

Asset Allocation as a Percentage of Net Assets as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

21	December 31, 2010

Forward Investment Grade Fixed-Income Fund

Forward Investment Grade Fixed-Income Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	7.59%	4.17%	5.03%	4.79%	07/14/98

Institutional Class	8.03%	4.64%	5.51%	5.72%	06/15/92

Class Z	8.17%	N/A	N/A	12.00%	05/05/09

(a) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(b) The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher. Barclays was previously known as Lehman Brothers. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	22

Fund Commentary and Performance

Forward Large Cap Growth Fund

As of December 31, 2010

In 2010, the U.S. market was largely range bound, fluctuating within a wide range of approximately 20%. This movement was almost completely driven by economic sentiment as it alternated between optimism and pessimism. Swings in sentiment about the possibility of ‘what could go wrong’ versus ‘what is going right’ are common in the early stages of a secular bull market, and the opposite is true the closer the market gets to the end of an extended positive uptrend. It was not until the fourth quarter, when fear of a double-dip recession abated, that investors began to care about company-specific earnings drivers.

For the year, the Forward Large Cap Growth Fund’s Institutional Class shares returned 11.88% and the Fund’s benchmark, the S&P 500 Growth Index, returned 15.05%.

With investors so focused on macroeconomic drivers, there was little room for earnings-based differentiation between companies for most of the year. This was especially pronounced in the third quarter when the Fund suffered the most in relation to the S&P 500 Growth Index. However, by the fourth quarter, the key performance drivers of Smith Asset Management Group’s process, the Fund’s sub advisor, were performing more in line with historic experience and investors were, again, rewarding companies for delivering higher-than-expected earnings growth. Unfortunately, the losses experienced during the third quarter were not offset in the fourth.

For the calendar year of 2010, the portfolio’s underperformance was primarily attributable to stock selection, as opposed to meaningful differences in sector weights. This was consistent with the performance of the inputs we used to select stocks for inclusion in the portfolio, which were either completely inverted or only slightly positive for the year.

On a relative basis, the best performing sector during the year was Health Care in which a number of stocks performed extremely well. Unfortunately, strong performance in Health Care was offset by underperformance in Consumer Discretionary and Financials. A couple of investments in the for-profit education market hurt performance early in the year. Conversely, the portfolio was hurt later in the year by not owning a number of stocks closely tied to consumer sentiment and spending.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The S&P 500 Growth Index is an unmanaged index of growth stocks in the S&P 500 Index. Large capitalization growth stocks are the stocks within the S&P 500 Index that generally have high expected earnings growth and higher than average price-to-book ratios. It is not possible to invest directly in an index.

23	December 31, 2010

Forward Large Cap Growth Fund

Forward Large Cap Growth Fund

Weightings by Sector as a Percentage of Net Assets as of December 31, 2010

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio. Growth of $10,000 Investment in the Fund

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	24

Forward Large Cap Growth Fund

Forward Large Cap Growth Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	11.44%	0.83%	-0.54%	0.43%	07/01/98

Institutional Class	11.88%	1.01%	-0.24%	7.63%	08/24/92

Class Z	11.95%	N/A	N/A	22.02%	05/05/09

(a) Prior to May 1, 2010, the Forward Large Cap Growth Fund was known as the Accessor Growth Fund.

(b) The S&P 500 Growth Index is an unmanaged index of growth stocks in the S&P 500 Index. Large capitalization growth stocks are the stocks within the S&P 500 Index that generally have high expected earnings growth and higher than average price-to-book ratios. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25	December 31, 2010

Fund Commentary and Performance

Forward Large Cap Value Fund

As of December 31, 2010

While investors’ general optimism that the U.S. recovery would persist drove the market higher in 2010, the economic environment remained uncertain throughout the year, resulting in considerable volatility. Earnings estimates wavered significantly, driving investors toward macro themes as they made their buy and sell decisions.

Acadian Asset Management, the Fund’s sub advisor, did not build favorable market positions with its stock selection. Most notably, U.S. stock prices demonstrated a negative relationship to asset-based value exposure. Key quality factors, including asset quality, were also negative. In short, inexpensive, high-quality stocks performed very well in EAFE (Europe, Australia, and Far East) markets, while the U.S. market was dominated by expensive, low-quality stocks.

As investors sought to leverage their exposure to the areas of greatest potential recovery, the focus on lower-quality stocks in the U.S. undermined the efficacy of fundamentally driven stock selection.

For the year, the Forward Large Cap Value Fund’s Institutional Class shares returned 8.08% and the Fund’s benchmark, the S&P 500 Value Index, returned 15.10%.

Stock selection drove losses, and this effect was deepened by unsuccessful sector allocations. Stock selection underperformed most considerably in the Financials, Information Technology, Consumer Discretionary and Consumer Staples sectors. In terms of sector allocations, the portfolio’s overweighting in Health Care was particularly costly, along with its underweighting of Industrials stocks.

Commodities continued their strong performance in 2010 after rallying in 2009. There was some offsetting value added from stock- and sector-level performance in Materials as well as from stock selection in the Energy sector.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The S&P 500 Value Index is an unmanaged index of value stocks in the S&P 500 Index. Large capitalization value stocks are the stocks within the S&P 500 Index that generally are priced below the market average based on earnings and lower than average price-to-book ratios. It is not possible to invest directly in an index.

December 31, 2010	26

Forward Large Cap Value Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2010

(a) When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

27	December 31, 2010

Forward Large Cap Value Fund

Forward Large Cap Value Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	7.64%	-1.99%	-0.19%	0.40%	07/01/98

Institutional Class	8.08%	-1.52%	0.24%	6.74%	08/24/92

Class Z	8.20%	N/A	N/A	19.66%	05/05/09

(a) Prior to May 1, 2010, the Forward Large Cap Value Fund was known as the Accessor Value Fund.

(b) The S&P 500 Value Index is an unmanaged index of value stocks in the S&P 500 Index. Large capitalization value stocks are the stocks within the S&P 500 Index that generally are priced below the market average based on earnings and lower than average price-to-book ratios. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	28

Fund Commentary and Performance

Forward Mortgage Securities Fund

As of December 31, 2010

For the year, the Forward Mortgage Securities Fund’s Institutional Class shares returned 8.18% and the Fund’s benchmark, the Barclays Capital U.S. Mortgage Backed Securities Index, returned 5.37%.

The outperformance of 281 basis points was earned consistently over the year as the portfolio, which is sub advised by BlackRock Financial Management, outperformed the Index in 11 of the 12 months. Only a 12 basis point difference in May kept the Fund from outperforming in every month. Two-thirds of the total outperformance was due to non-index exposures, particularly to Non-Agency Residential Mortgage-Backed Securities (RMBS). The other one-third of the outperformance was attributed to the sub-advisor’s management of Agency mortgage exposures in the portfolio versus the Index. Duration and yield curve decisions, which typically are not a large source of alpha for BlackRock, added only a net eight basis points of outperformance for the year. We preferred to allocate our risk budget to security selection in Agency mortgages and sector and security allocations to non-Agency RMBS, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

The fixed income markets experienced many challenges in 2010. Headline events included near defaults in Greece and Ireland, deflation fears in the developed world, inflation fears in the developing economies, the largest oil spill in the history of the U.S., budget problems at the federal, state and local government levels, and an active Federal Reserve that was often criticized for doing too much or not doing enough. The mortgage market was further challenged by the Federal Reserve ceasing its mortgage purchase program in March and then announcing in August that paydowns on that portfolio would be reinvested in Treasuries, effectively becoming a net seller of mortgages. The Agencies roiled the markets early in the year with a buyout program of delinquent loans, sparking fears of prepayments at par on high-coupon mortgages selling well above par. Foreclosure moratoriums and putbacks of non-conforming mortgages particularly impacted Non-Agency RMBS. However, in retrospect, fixed-income markets benefited from investors’ overriding need for yield, and one of the safer places to get yield was in Agency MBS. Thus, the excess return of the benchmark index was 225 basis points over duration-matched Treasuries, compared to an excess return on over duration-matched Treasuries of only 171 basis points for the Barclays Capital U.S. Aggregate Bond Index.

Our decision to underweight the 15-year sector of the mortgage market throughout the year added to the Fund’s relative performance. We thought that 15-year mortgages added little prepayment protection compared to 30-year mortgages and owning them versus 30-year mortgages hurt the carry on the portfolio with no discernible benefit. However, most of the value we added in managing Agency MBS came from our coupon selection in 30-year mortgages. Our main thesis was that mortgages that originated before the financial crisis would be less likely to be refinanced given their higher interest rates. This is because before the financial crisis, underwriting standards were not as strict and in some cases non-existent, meaning that these borrowers, primarily in the 6% and higher coupons, had poor documentation, lower credit scores and homes purchased before prices fell. This made it less likely that such borrowers would be able to refinance as compared to borrowers with 4.5% and 5% coupons who took mortgages out after the financial crisis. The latter borrowers had full documentation, good credit scores, and lower loan-to-value ratios as they had purchased their homes after prices fell. Thus, we overweighted the 30-year 6% and 6.5% coupons in the portfolio and underweighted the 4.5% and 5% coupons. This decision added the most value out of any of our mortgage relative value decisions during

29	December 31, 2010

Forward Mortgage Securities Fund

the year. We further added value in the portfolio by emphasizing prepayment protected specified pools at some points in the year when they were relatively cheap and selling such investments after their prices rose. We also invested small amounts of the portfolio in Agency collateralized mortgage obligations, such as interest-only securities that added to the Fund’s relative performance.

Turning to non-index exposures, our decision to invest a significant portion of the portfolio in non-Agency RMBS proved to be a good decision. We modeled these securities to very draconian default and severity scenarios (the loss on a mortgage when a home is sold at auction to pay it off), and even using these assumptions, we thought the loss-adjusted worst-case yields were very attractive. In fact, actual cash flows on these securities have been more than our worst-case model assumptions, resulting in significant outperformance for the portfolio overall. We added some relative value by owning “AAA” rated CMBS and ABS, which did better than the Agency mortgages that they replaced in the portfolio, but not as well as lower-rated non-Agency RMBS as investors reached for yield and prices rose on bonds that provided that yield.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged index of mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an index.

Loan to value ratio of a property is the percentage of the property’s value that is mortgaged.

Standard & Poor’s (S&P’s) is a credit rating agency (CRA) that issues credit ratings for the debt of public and private corporations. It is one of several CRAs that have been designated a Nationally Recognized Statistical Rating Organization by the U.S. Securities and Exchange Commission (SEC).

S&P’s rating scale:

AAA—Investment Grade, Lowest Risk

AA/A—Investment Grade, Low Risk

BBB—Investment Grade, Medium Risk

BB/B—Junk Grade, High Risk

CCC/CC/C—Junk Grade, Highest Risk

D—Junk Grade, In Default

December 31, 2010	30

Forward Mortgage Securities Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2010

(a) Less than 0.005%

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

31	December 31, 2010

Forward Mortgage Securities Fund

Forward Mortgage Securities Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	7.76%	5.56%	4.91%	5.02%	07/08/98

Institutional Class	8.18%	6.02%	5.37%	5.98%	05/18/92

Class C (with CDSC)(c)	6.25%	5.02%	N/A	3.74%	12/30/02

Class C (without CDSC)(d)	7.25%	5.02%	N/A	3.74%	12/30/02

Class Z	8.23%	N/A	N/A	9.43%	05/05/09

(a) Prior to May 1, 2010, the Forward Mortgage Securities Fund was known as the Accessor Mortgage Securities Fund.

(b) The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) Includes the 1.00% contingent deferred sales charge.

(d) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	32

Fund Commentary and Performance

Forward SMIDPlus Fund

As of December 31, 2010

Global equity markets were generally positive in 2010 and ended the year on a strong note. The MSCI All-Country World Index gained 8.7% in the fourth quarter to finish the year up 12.7%. However, the path was not smooth, and equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy might return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession. Investor confidence returned and markets again took off.

For the year, the Forward SMIDPlus Fund’s Institutional Class shares returned 25.13% and the Fund’s benchmark, the Russell 2500 Index, returned 26.71%. The Fund’s previous benchmark, the Wilshire 4500 Completion Index, was up 28.43% for 2010. The Fund’s benchmark was changed as the Fund seeks to maintain exposure to small and medium capitalization issuers in order to attempt to have an average market capitalization similar to that of the Russell 2500 Index.

Forward Management assumed direct management responsibility for the SMIDPlus Fund on September 20, 2010. During the fourth quarter, the Fund outperformed its new primary benchmark, the Russell 2500 Index, by 0.1%. The outperformance can be attributed to the excess return from the Fund’s bond holdings above the cost of the derivatives and the Fund’s expense ratio.

Los Angeles Capital Management (LACM) was the sub advisor to the Fund until September 20, 2010. LACM employed a quantitative process based upon “investor preference theory” which attempted to discern which segments of the market investors were pricing at a premium. The SMIDPlus Fund, known as the Forward Small to Mid Cap Fund until September 20, 2010, was up 6.0% through September 17, the last day of LACM’s tenure. This was 1.9% behind the Wilshire 4500 Completion Index, the Fund’s primary benchmark until September 20, 2010. Through September 17, 2010, the Wilshire 4500 Index had gained 7.9%. The majority of the underperformance occurred in the second quarter, where the Fund had exposure to higher beta stocks. During this time period, the market fell 9.8% and the Fund fell 11.6%.

The Fund employs a version of portable alpha that includes derivative contracts on the Russell 2500 Index to achieve market exposure to the Index. This strategy is accompanied by a portfolio of fixed-income investments intended to provide the positive excess return or “alpha.” Therefore, after Forward Management assumed the direct management responsibility for the Fund, a majority of the Fund’s return was driven by the use of derivatives. The intent of the bond portfolio is to provide excess return to the Fund, thereby allowing the Fund to meet or slightly exceed the funding costs of the derivatives as well as the expense ratio of the Fund. The Fund’s investment team believes the Fund is positioned to continue to provide value and the team remains diligent in monitoring directional changes of the market.

33	December 31, 2010

Forward SMIDPlus Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. Mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. Mortgage-backed securities are subject to prepayment risk and are subject to extension risk, which is the risk that a fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

The Russell 2500 Index is a broad index featuring 2,500 stocks that cover the small and mid cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.

The Wilshire 4500 Completion Index (Float-Adjusted) is an unmanaged index of stocks of medium and small capitalization companies not in the S&P 500 Index.

The MSCI All Country World Index ex-USA is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

It is not possible to invest directly in an index.

Beta is a statistical measure of the relative volatility of a stock, fund, or other security in comparison with the market as a whole.

December 31, 2010	34

Forward SMIDPlus Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2010.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

35	December 31, 2010

Forward SMIDPlus Fund

Forward SMIDPlus Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	24.60%	1.38%	4.02%	3.72%	06/24/98

Institutional Class	25.13%	1.85%	4.49%	9.42%	08/24/92

Class C (with CDSC)(d)	22.97%	0.85%	N/A	8.81%	12/30/02

Class C (without CDSC)(e)	23.97%	0.85%	N/A	8.81%	12/30/02

Class Z	25.32%	N/A	N/A	32.00%	05/05/09

(a) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(b) The Russell 2500 Index is a broad index featuring 2,500 stocks that cover the small and mid cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) The Wilshire 4500 Completion Index is an unmanaged index of stocks of medium and small capitalization U.S. companies not in the S & P 500. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Includes the 1.00% contingent deferred sales charge.

(e) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	36

Fund Commentary and Performance

Forward Strategic Alternatives Fund

As of December 31, 2010

Alternative asset markets such as real estate and commodities followed roughly the same trajectory as global equities in 2010. The year began strong, faltered mid year and then rose into the year end.

Commodities, as represented by the Dow Jones UBS Commodity Index, were up 16.8% in 2010, and U.S. real estate was up 26.9% as represented by the Dow Jones U.S. Real Estate Index. The U.S. dollar performance was varied for the year, and appreciated relative to other developed currencies, but depreciated versus a basket of developing economy currencies. The U.S. Dollar Index (USDX), a weighted comparison of the U.S. dollar against six developed currencies that is calculated by the Intercontinental Exchange, appreciated 1.5% in 2010. The Other Important Trading Partners Index (OITP), which is a basket of predominately developing market currencies calculated by the Federal Reserve, was down 2.7% in 2010.

For the year, the Forward Strategic Alternatives Fund’s Institutional Class shares returned (0.93)% and the Fund’s benchmark, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index, returned 11.31%.

The primary driver of underperformance for the year was the Fund’s commodity exposure. The Fund utilized structured notes in order to gain commodity exposure. Through August 2010, the note held by the Fund provided economic exposure to the S&P Commodity Trends Indicator Index, which was down 23.9% through the first 10 months of the year. In August, the Fund’s investment team adjusted the exposure to track the BNP Millennium Commodity Index, which was up 10.0% from August through year end. The Fund also held a large position in securities with exposure to the Barclays Intelligent Carry Index, which was up 3.3% for the year. Lastly, a positive contributor to the Fund’s performance was exposure to the U.S. real estate market. The Fund held a combination of options and exchange traded funds (ETFs) with exposure to the Dow Jones U.S. Real Estate Index, which gained 26.9% for the year. Part of this performance was achieved through call options on the iShares Dow Jones US Real Estate Index Fund. These options allowed Forward Management to replicate the performance of the ETF while reducing exposure to any potential decline in the value of the ETF. The options contributed 1.7% to the overall performance of the Fund.

The Fund’s investment team implemented a number of adjustments to the strategy in 2010. The first was an elimination of constraints on the allocation between commodities, currency and real estate. The real estate and carry trade components can now range from 0-100% of assets and the commodity component can range from 30-100% of assets with the sum total of the three components to be no greater than 100% of the Fund. Furthermore, the team implemented a portable alpha overlay with the following provisions: (i) no strategy may be greater than 25% of the Fund’s assets and the total portion of the Fund dedicated to alpha stacking can be no greater than 100% of the Fund’s assets; (ii) total return swaps allow the Fund to gain economic exposure to a particular investment strategy without the direct ownership of the underlying asset; the use of total return swaps contributed 2.2% to the Fund’s overall performance. The final portfolio is targeted to have an annualized standard deviation of 8.5% and a correlation of 50% or less to the S&P 500 Index.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

37	December 31, 2010

Forward Strategic Alternatives Fund

A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance. A fund that invests in ETFs will be subject to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility, and less regulation. A “non-diversified” fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a “diversified” fund. The net asset value per share of a non-diversified fund can be expected to fluctuate more than that of a comparable diversified fund. A fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities is subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A fund’s use of derivative instruments involves risks different from the risks associated with investing directly in securities and certain derivatives may create a risk of loss greater than the amount invested. Derivatives increase volatility and transaction costs and may reduce performance.

As stated in the prospectus, the Strategic Alternatives Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

The Barclays Intelligent Carry Index seeks to take advantage of forward bias pricing inefficiencies by investing in high yielding major currencies and financing that exposure by borrowing in low yielding major currencies.

The BNP Millennium Commodity Index is a quantitative strategy designed to generate positive returns through dynamic allocation across a diversified commodity universe.

The Dow Jones UBS Commodity Index is composed of futures contracts on physical commodities. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate industry of the U.S. equity market.

The Other Important Trading Partners Index (OITP) is a weighted average of the foreign exchange values of the U.S. dollar against a subset of currencies in the broad index that do not circulate widely outside the country of issue.

The S&P Commodity Trends Indicator Index is a composite of traditional, physical global commodity futures that are highly traded and highly liquid.

The US Dollar Index (USDX) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies.

It is not possible to invest directly in an index.

Alpha is a coefficient measuring risk-adjusted performance.

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.

Intercontinental Exchange is an electronic exchange based in Atlanta, Georgia that facilitates the exchange of energy commodities.

December 31, 2010	38

Forward Strategic Alternatives Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

39	December 31, 2010

Forward Strategic Alternatives Fund

Forward Strategic Alternatives Fund(a)

	1 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	-1.19%	5.36%	12/31/08

Institutional Class	-0.93%	-1.24%	01/29/08

Class Z	-0.83%	9.58%	05/05/09

(a) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(b) The Strategic Alternatives Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(c) The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 31, 2010	40

Fund Commentary and Performance

Forward U.S. Government Money Fund

As of December 31, 2010

The low-rate environment fueled by a flight to quality for safety-seeking investors continued in 2010. Even though the recession technically ended, the lack of a “bounce back” recovery had many investors worried during the year. A significant portion of the concern was due to new financial regulations and the continued lack of job creation. Unemployment decreased to 9.4% in December 2010, from 9.9% at the end of 2009, and any hopes of a quick recovery were halted by a lack of jobs available.

Without any threat of inflation, the Federal Reserve kept rates unchanged at a target range of 0 to 25 basis points for the entire year. Although the three-month LIBOR rate increased from 0.25% at the end of 2009 to 0.30% to end 2010, most government rates were down. The rates for one-year Government Agency paper decreased from 0.45% to 0.25% over 2010. These rate declines left short-term investors to settle for low yields, or forced them to increase credit risk or duration.

For the year, the U.S. Government Money Fund’s Institutional Class shares returned 0.05% and the Fund’s benchmark, the Citigroup 3-Month Treasury Bill Index, returned 0.13%.

Forward Management, which directly manages the Fund, continued to structure the maturities of the portfolio in a “laddered” fashion in 2010 and diversified the portfolio by issuer and security type. The Fund’s process of maintaining a relatively high weighted average maturity has benefited the portfolio as longer dated paper has outperformed shorter maturities. Starting in September of 2009, the Fund invested a small portion of assets in Commercial Paper. Because Commercial Paper yields significantly decreased over the year compared to Government and Treasury rates, the position was gradually eliminated from the portfolio over the course of the year.

An investment in the Forward U.S. Government Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The Citigroup 3- Month Treasury Bill Index is designed to measure the return of the 3 month Treasury bills. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. It is not possible to invest directly in an index.

The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale interbank market.

Government Agency Paper is a short- or long-term obligation issued by some agencies of the federal government.

Commercial Paper is uncollateralized loans obtained by companies, usually on a short-term basis.

Bond ratings—Moody’s Investors Service is an independent, unaffiliated research company that rates fixed income securities and assigns ratings on the basis of risk and the borrower’s ability to make interest payments.

Moody’s rating scale:

Aaa – Investment Grade, Lowest Risk

Aa/A – Investment Grade, Low Risk

Baa – Investment Grade, Medium Risk

Ba/B – Junk Grade, High Risk

Caa/Ca – Junk Grade, Highest Risk

C – Junk Grade, In Default

41	December 31, 2010

Forward U.S. Government Money Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2010

These allocations may not reflect the current or future position of the portfolio.

Credit Quality as of December 31, 2010
U.S. Government and Agency	60.12%

Aaa	39.88%

Average Credit Quality	Aaa

These allocations may not reflect the current or future position of the portfolio.

Credit ratings are credit quality evaluations of bonds and notes made by independent rating services. A higher bond rating generally lowers the interest rate that the borrower must pay and, therefore, overall capital costs.

Source: Data depicted is for all credit ratings as denoted by Moody's Investor Services, 12/31/10.

December 31, 2010	42

Forward U.S. Government Money Fund

Forward U.S. Government Money Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	0.05%	2.01%	1.76%	2.33%	07/29/98

Institutional Class	0.05%	2.33%	2.13%	3.26%	04/09/92

Class A	0.05%	2.18%	N/A	1.96%	09/29/03

Class C (with CDSC)(b)	-0.95%	1.71%	N/A	1.43%	12/30/02

Class C (without CDSC)(c)	0.05%	1.71%	N/A	1.43%	12/30/02

Class Z	0.08%	N/A	N/A	1.99%	01/04/07

(a) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(b) Includes the 1.00% contingent deferred sales charge.

(c) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

43	December 31, 2010

Fund Commentary and Performance

Forward Aggressive Growth Allocation Fund

As of December 31, 2010

Global equity markets were generally positive in 2010, boosted by strong fourth quarter performance after carrying a negative year-to-date return into September. For the year ended December 31, 2010, the MSCI All-Country World Index gained 12.7% with the fourth quarter accounting for 8.7%. The path was not smooth. Equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy may return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession, and investor confidence returned and markets again took off.

For the year, the Forward Aggressive Growth Allocation Fund’s Institutional Class shares returned 9.85% and the Fund’s benchmark, the S&P 500 Index, returned 15.06%.

Exposure to international equities detracted from the Fund’s performance. The MSCI EAFE + Emerging Markets Index, which combines developed and emerging markets, rose by 10.42% in 2010, trailing the 15.1% return of the S&P 500 Index. Forward Management’s performance detracted from the Fund’s performance as well, in that the Forward Large Cap Value Fund and Forward Large Cap Growth Fund each underperformed their respective benchmarks. The Fund’s exposure to emerging and frontier markets was the primary contributor to its performance as the MSCI Emerging Markets Index rose by 18.9% and the MSCI Frontier Markets Index gained 23.8% during the year.

Going forward, we expect continued strong performance from global equity markets and have positioned the portfolio to benefit from the continuation of the 21-month-old bull market.

December 31, 2010	44

Forward Aggressive Growth Allocation Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See individual Fund commentaries for underlying Fund risk disclosures.

The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE + Emerging Markets Index is an unmanaged index of 47 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI Frontier Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of frontier markets.

It is not possible to invest directly in an index.

Bull markets are characterized by rising prices for securities.

45	December 31, 2010

Forward Aggressive Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward International Equity Fund — Lazard Asset Management	188	36.68%
Forward Emerging Markets Fund — Pictet Asset Management and Forward Management	129	22.18%
Forward SMIDPlus Fund — Forward Management	200	15.73%
Forward Frontier MarketStrat Fund — Forward Management	23	10.10%
Forward Large Cap Value Fund — Acadian Asset Management	72	5.05%
Forward Strategic Alternatives Fund — Forward Management	6	4.93%
Forward Large Cap Growth Fund — Smith Asset Management	98	4.72%
Short-Term Bank Debt Instruments & Net Cash	—	0.61%
		100.00%

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	46

Forward Aggressive Growth Allocation Fund

Forward Aggressive Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	9.28%	-0.42%	0.50%	0.49%	12/27/00

Institutional Class	9.85%	0.08%	1.00%	1.00%	12/27/00

Class A (load adjusted)(c)	3.21%	-1.44%	N/A	3.61%	09/29/03

Class A (without load)(d)	9.51%	-0.26%	N/A	4.45%	09/29/03

Class C (with CDSC)(e)	7.81%	-0.91%	N/A	5.34%	12/30/02

Class C (without CDSC)(f)	8.81%	-0.91%	N/A	5.34%	12/30/02

(a) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(b) The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

47	December 31, 2010

Fund Commentary and Performance

Forward Balanced Allocation Fund

As of December 31, 2010

Global equity markets were generally positive in 2010 and ended the year on a strong note. The MSCI All-Country World Index gained 8.7% in the fourth quarter to finish the year with a 12.7% gain. The path was not smooth. Equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy may return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession, and investor confidence returned and markets again took off.

The U.S. bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, gained 6.5% in 2010. The positive movement in bonds was largely driven by a rally in U.S. Treasuries. Increasing prices caused the 10-year Treasury yield to fall from 3.8% at the beginning of the year to 3.3% by year end. Investors seeking higher yields preferred corporate bonds relative to Treasuries. This was especially pronounced for high-yield corporate bonds. As investors drove up prices for high-yield corporate bonds, their spread advantage over Treasuries fell from 6.6% to 5.6%. Accordingly, the Barclays Capital U.S. Corporate High Yield Index gained 15.1% in 2010. In the early part of the year, the bond market was propelled by concerns over the U.S. economy and the currency crisis in Europe. Investors’ concerns about the potential impact of a eurozone country default caused a flight to the perceived safety of U.S. bonds. In the second half of the year, the Federal Reserve announced a second round of quantitative easing. These actions initially drove 10-year Treasury yields down to 2.4% in early October, but signs of a strengthening economy quickly reversed this downturn so that 10-year Treasury yields ended the year at 3.3%.

For the year, Forward Balanced Allocation Fund’s Institutional Class shares returned 9.59% and the Fund’s benchmark, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index, returned 11.31%.

Exposure to international equities detracted from performance. The MSCI EAFE + Emerging Markets Index measuring developed and emerging international markets gained 10.42% in 2010, trailing the 15.1% return of the S&P 500 Index. Forward Management’s performance detracted from the Fund as well in that the Forward Large Cap Value Fund, Forward Large Cap Growth Fund and Forward Strategic Alternatives Fund each underperformed their respective benchmarks. This was partially offset by the positive performance of the Forward Investment Grade Fixed-Income Fund and the Forward Mortgage Securities Fund, which each outperformed their respective benchmarks. The Fund’s exposure to emerging markets, frontier markets, and high-yield bonds were the primary contributors to the Fund’s performance as the MSCI Emerging Markets Index rose by 18.9%, the MSCI Frontier Markets Index rose by 23.8%, and the Merrill Lynch High Yield Master II Index rose by 15.2% during the year. The Fund’s exposure to international bonds early in the year detracted from performance but this was later overcome by increased exposure to high-yield bonds.

December 31, 2010	48

Forward Balanced Allocation Fund

Going forward, we expect continued strong performance from global equity markets and have positioned the portfolio to benefit from the continuation of the 21-month-old bull market.

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See individual Fund commentaries for underlying Fund risk disclosures.

As stated in the prospectus, the Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE + Emerging Markets Index is an unmanaged index of 47 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI Frontier Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of frontier markets.

The Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade USD denominated corporate bonds publicly issued in the U.S. domestic market.

It is not possible to invest directly in an index.

Bull markets are characterized by rising prices for securities.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

49	December 31, 2010

Forward Balanced Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund — PIMCO	119	23.68%
Forward Frontier MarketStrat Fund — Forward Management	18	15.06%
Forward Emerging Markets Fund — Pictet Asset Management and Forward Management	129	10.15%
Forward International Equity Fund — Lazard Asset Management	188	9.71%
Forward Mortgage Securities Fund — BlackRock Financial Management	84	9.58%
Forward SMIDPlus Fund — Forward Management	200	7.66%
Forward High Yield Bond Fund — First Western	89	6.61%
Forward Large Cap Value Fund — Acadian Asset Management	72	6.02%
Forward Large Cap Growth Fund — Smith Asset Management	98	6.00%
Forward Strategic Alternatives Fund — Forward Management	6	4.93%
Short-Term Bank Debt Instruments & Net Cash	—	0.60%
		100.00%

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	50

Forward Balanced Allocation Fund

Forward Balanced Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	9.05%	2.44%	2.90%	2.90%	12/27/00

Institutional Class	9.59%	2.95%	3.42%	3.41%	12/27/00

Class A (load adjusted)(e)	2.85%	1.37%	N/A	3.80%	09/29/03

Class A (without load)(f)	9.14%	2.58%	N/A	4.65%	09/29/03

Class C (with CDSC)(g)	7.45%	1.92%	N/A	4.95%	12/30/02

Class C (without CDSC)(h)	8.45%	1.92%	N/A	4.95%	12/30/02

(a) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(b) The Balanced Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 50% Barclays Capital U.S. Aggregate Bond Index and 50% S&P 500 Index. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(c) The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(d) The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(e) Includes the effect of the maximum 5.75% sales charge.

(f) Excludes sales charge.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

51	December 31, 2010

Fund Commentary and Performance

Forward Growth & Income Allocation Fund

As of December 31, 2010

Global equity markets were generally positive in 2010, boosted by strong fourth quarter performance after carrying a negative year-to-date return into September. For the year ended December 31, 2010, the MSCI All-Country World Index gained 12.7% with the fourth quarter accounting for 8.7%. The path was not smooth. Equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy may return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession, and investor confidence returned and markets again took off.

The U.S. bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, gained 6.5% in 2010. The positive movement in bonds was largely driven by a rally in U.S. Treasuries. Increasing prices caused the 10-year Treasury yield to fall from 3.8% at the beginning of the year to 3.3% by year end. Investors seeking higher yields preferred corporate bonds relative to Treasuries. This was especially pronounced for high-yield corporate bonds. As investors drove up prices for high-yield corporate bonds, their spread advantage over Treasuries fell from 6.6% to 5.6%. Accordingly, the Barclays Capital U.S. Corporate High Yield Index gained 15.1% in 2010. In the early part of the year, the bond market was propelled by concerns over the U.S. economy and the currency crisis in Europe. Investors’ concerns about the potential impact of a eurozone country default caused a flight to the perceived safety of U.S. bonds. In the second half of the year, the Federal Reserve announced a second round of quantitative easing. These actions initially drove 10-year Treasury yields down to 2.4% in early October, but signs of a strengthening economy quickly reversed this downturn so that 10-year Treasury yields ended the year at 3.3%.

For the year, the Forward Growth & Income Allocation Fund’s Institutional Class shares returned 10.28% and the Fund’s benchmark, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index, returned 12.15%.

Exposure to international equities detracted from performance. The MSCI EAFE + Emerging Markets Index measuring developed and emerging international markets gained 10.42% in 2010, trailing the 15.1% return of the S&P 500 Index. Forward Management’s performance detracted from the Fund as well in that the Forward Large Cap Value Fund, Forward Large Cap Growth Fund and Forward Strategic Alternatives Fund each underperformed their respective benchmarks.

The Fund’s exposure to emerging markets, frontier markets, and high-yield bonds were the primary contributors to the Fund’s performance as the MSCI Emerging Markets Index rose by 18.9%, the MSCI Frontier Markets Index rose by 23.8%, and the Merrill Lynch High Yield Master II Index rose by 15.2% during the year.

Going forward, we expect continued strong performance from global equity markets and have positioned the portfolio to benefit from the continuation of the 21-month-old bull market.

December 31, 2010	52

Forward Growth & Income Allocation Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See individual Fund commentaries for underlying Fund risk disclosures.

As stated in the prospectus, the Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE + Emerging Markets Index is an unmanaged index of 47 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Frontier Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of frontier markets.

The Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade USD denominated corporate bonds publicly issued in the U.S. domestic market.

It is not possible to invest directly in an index.

53	December 31, 2010

Forward Growth & Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Frontier MarketStrat Fund — Forward Management	18	19.01%
Forward Investment Grade Fixed-Income Fund — PIMCO	119	17.63%
Forward Emerging Markets Fund — Pictet Asset Management and Forward Management	129	12.08%
Forward International Equity Fund — Lazard Asset Management	188	9.70%
Forward SMIDPlus Fund — Forward Management	200	9.08%
Forward Large Cap Growth Fund — Smith Asset Management	98	7.40%
Forward Large Cap Value Fund — Acadian Asset Management	72	7.38%
Forward Mortgage Securities Fund — BlackRock Financial Management	84	7.12%
Forward Strategic Alternatives Fund — Forward Management	6	4.91%
Forward High Yield Bond Fund — First Western	89	4.86%
Short-Term Bank Debt Instruments & Net Cash	—	0.83%
		100.00%

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	54

Forward Growth & Income Allocation Fund

Forward Growth & Income Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	9.76%	1.80%	2.41%	2.43%	12/27/00

Institutional Class	10.28%	2.30%	2.92%	2.93%	12/27/00

Class A (load adjusted)(e)	3.62%	0.76%	N/A	3.76%	09/29/03

Class A (without load)(f)	9.92%	1.95%	N/A	4.61%	09/29/03

Class C (with CDSC)(g)	8.16%	1.29%	N/A	5.06%	12/30/02

Class C (without CDSC)(h)	9.16%	1.29%	N/A	5.06%	12/30/02

(a) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(b) The Growth & Income Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 40% Barclays Capital U.S. Aggregate Bond Index and 60% S&P 500 Index. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(c) The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(d) The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(e) Includes the effect of the maximum 5.75% sales charge.

(f) Excludes sales charge.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

55	December 31, 2010

Fund Commentary and Performance

Forward Growth Allocation Fund

As of December 31, 2010

Global equity markets were generally positive in 2010 and ended the year on a strong note. The MSCI All-Country World Index gained 8.7% in the fourth quarter to finish the year with a 12.7% gain. The path was not smooth. Equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy may return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession, and investor confidence returned and markets again took off.

The U.S. bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, gained 6.5% in 2010. The positive movement in bonds was largely driven by a rally in U.S. Treasuries. Increasing prices caused the 10-year Treasury yield to fall from 3.8% at the beginning of the year to 3.3% by year end. Investors seeking higher yields preferred corporate bonds relative to Treasuries. This was especially pronounced for high-yield corporate bonds. As investors drove up prices for high-yield corporate bonds, their spread advantage over Treasuries fell from 6.6% to 5.6%. Accordingly, the Barclays Capital U.S. Corporate High Yield Index gained 15.1% in 2010. In the early part of the year, the bond market was propelled by concerns over the U.S. economy and the currency crisis in Europe. Investors’ concerns about the potential impact of a eurozone country default caused a flight to the perceived safety of U.S. bonds. In the second half of the year, the Federal Reserve announced a second round of quantitative easing. These actions initially drove 10-year Treasury yields down to 2.4% in early October, but signs of a strengthening economy quickly reversed this downturn so that 10-year Treasury yields ended the year at 3.3%.

For the year, the Forward Growth Allocation Fund’s Institutional Class shares returned 10.79% and the Fund’s benchmark, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index, returned 13.69%.

Exposure to international equities detracted from performance. The MSCI EAFE + Emerging Markets Index measuring developed and emerging international markets gained 10.42% in 2010, trailing the 15.1% return of the S&P 500 Index. Forward Management’s performance detracted from the Fund as well in that the Forward Large Cap Value Fund, Forward Large Cap Growth Fund and Forward Strategic Alternatives Fund each underperformed their respective benchmarks. The Fund’s exposure to emerging markets and frontier markets were the primary contributors to the Fund’s performance as the MSCI Emerging Markets Index rose by 18.9% and the MSCI Frontier Markets Index rose by 23.8%.

Going forward, we expect continued strong performance from global equity markets and have positioned the portfolio to benefit from the continuation of the 21-month-old bull market.

December 31, 2010	56

Forward Growth Allocation Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See individual Fund commentaries for underlying Fund risk disclosures.

As stated in the prospectus, the Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE + Emerging Markets Index is an unmanaged index of 47 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Frontier Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of frontier markets.

It is not possible to invest directly in an index.

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

57	December 31, 2010

Forward Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Emerging Markets Fund — Pictet Asset Management and Forward Management	129	28.17%	(a)
Forward Frontier MarketStrat Fund — Forward Management	18	20.02%
Forward SMIDPlus Fund — Forward Management	200	12.14%
Forward International Equity Fund — Lazard Asset Management	188	9.52%
Forward Large Cap Growth Fund — Smith Asset Management	98	7.42%
Forward Large Cap Value Fund — Acadian Asset Management	72	7.28%
Forward Investment Grade Fixed-Income Fund — PIMCO	119	5.84%
Forward Strategic Alternatives Fund — Forward Management	6	4.93%
Forward Mortgage Securities Fund — BlackRock Financial Management	84	2.36%
Forward High Yield Bond Fund — First Western	89	1.66%
Short-Term Bank Debt Instruments & Net Cash	—	0.66%
		100.00%

(a) The Forward Emerging Markets Fund’s December 31, 2010 Annual Report may be obtained at www.fowardfunds.com.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	58

Forward Growth Allocation Fund

Forward Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	10.25%	0.94%	1.74%	1.73%	12/27/00

Institutional Class	10.79%	1.42%	2.23%	2.23%	12/27/00

Class A (load adjusted)(e)	4.16%	-0.10%	N/A	3.99%	09/29/03

Class A (without load)(f)	10.48%	1.09%	N/A	4.84%	09/29/03

Class C (with CDSC)(g)	8.67%	0.42%	N/A	5.62%	12/30/02

Class C (without CDSC)(h)	9.67%	0.42%	N/A	5.62%	12/30/02

(a) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(b) The Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 20% Barclays Capital U.S. Aggregate Bond Index and 80% S&P 500 Index. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(c) The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(d) The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(e) Includes the effect of the maximum 5.75% sales charge.

(f) Excludes sales charge.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

59	December 31, 2010

Fund Commentary and Performance

Forward Income & Growth Allocation Fund

As of December 31, 2010

The U.S. bond market, as represented by the Barclays Capital U.S. Aggregate Bond Index, gained 6.5% in 2010. The positive movement in bonds was largely driven by a rally in U.S. Treasuries. Increasing prices caused the 10-year Treasury yield to fall from 3.8% at the beginning of the year to 3.3% by year end. Investors seeking higher yields preferred corporate bonds relative to Treasuries. This was especially pronounced for high-yield corporate bonds. As investors drove up prices for high-yield corporate bonds, their spread advantage over Treasuries fell from 6.6% to 5.6%. Accordingly, the Barclays Capital U.S. Corporate High Yield Index gained 15.1% in 2010. In the early part of the year, the bond market was propelled by concerns over the U.S. economy and the currency crisis in Europe. Investors’ concerns about the potential impact of a eurozone country default caused a flight to the perceived safety of U.S. bonds. In the second half of the year, the Federal Reserve announced a second round of quantitative easing. These actions initially drove 10-year Treasury yields down to 2.4% in early October, but signs of a strengthening economy quickly reversed this downturn so that 10-year Treasury yields ended the year at 3.3%.

Global equity markets were generally positive in 2010 and ended the year on a strong note. The MSCI All-Country World Index gained 8.7% in the fourth quarter to finish the year with a 12.7% gain. The path was not smooth. Equity markets were battered by a currency crisis in the eurozone, fears of a double-dip recession and the realization that government stimulus was straining developed market budgets. The year began with a continuation of the 2009 rally as investors became more confident that the global economy had moved beyond the financial crisis. However, this momentum faltered as the decline in real estate prices and stubbornly high unemployment rates indicated that the economy may return to a recession. As third and fourth quarter economic data came in, it became apparent that the economy would not lapse back into a recession, and investor confidence returned and markets again took off.

For the year, the Forward Income & Growth Allocation Fund’s Institutional Class shares returned 8.42% and the Fund’s benchmark, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index, returned 9.52%.

Exposure to international equities detracted from performance. The MSCI EAFE + Emerging Markets Index measuring developed and emerging international markets gained 10.42% in 2010, trailing the 15.1% return of the S&P 500 Index. The Fund benefited from positive performance of the Forward Investment Grade Fixed Income Fund and the Forward Mortgage Securities Fund which each outperformed their respective benchmarks. The Fund’s exposure to emerging markets and high-yield bonds were the primary contributors to the Fund’s performance as the MSCI Emerging Markets Index rose by 18.9% and the Merrill Lynch High Yield Master II Index rose by 15.2% during the year. The Fund’s exposure to international bonds early in the year detracted from performance, but this was later overcome by increased exposure to high-yield bonds. Going forward, we expect continued strong performance from global equity markets and have positioned the portfolio to benefit from the continuation of the 21-month-old bull market.

December 31, 2010	60

Forward Income & Growth Allocation Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See individual Fund commentaries for underlying Fund risk disclosures.

As stated in the prospectus, the Income & Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE + Emerging Markets Index is an unmanaged index of 47 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade USD denominated corporate bonds publicly issued in the U.S. domestic market.

It is not possible to invest directly in an index.

Bull markets are characterized by rising prices for securities.

61	December 31, 2010

Forward Income & Growth Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund — PIMCO	119	34.31%
Forward Mortgage Securities Fund — BlackRock Financial Management	84	14.05%
Forward Frontier MarketStrat Fund — Forward Management	18	9.84%
Forward High Yield Bond Fund — First Western	89	9.73%
Forward International Equity Fund — Lazard Asset Management	188	8.81%
Forward Large Cap Growth Fund — Smith Asset Management	98	6.13%
Forward Large Cap Value Fund — Acadian Asset Management	72	6.08%
Forward Strategic Alternatives Fund — Forward Management	6	4.94%
Forward SMIDPlus Fund — Forward Management	200	4.02%
Forward U.S. Government Money Fund — Forward Management	18	0.00%	(a)
Short-Term Bank Debt Instruments & Net Cash	—	2.09%
		100.00%

(a) Less than 0.005%.

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund's benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	62

Forward Income & Growth Allocation Fund

Forward Income & Growth Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	7.96%	2.87%	3.24%	3.24%	12/27/00

Institutional Class	8.42%	3.39%	3.75%	3.74%	12/27/00

Class A (load adjusted)(e)	1.82%	1.81%	N/A	3.24%	09/29/03

Class A (without load)(f)	8.05%	3.02%	N/A	4.08%	09/29/03

Class C (with CDSC)(g)	6.37%	2.36%	N/A	4.06%	12/30/02

Class C (without CDSC)(h)	7.37%	2.36%	N/A	4.06%	12/30/02

(a) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(b) The Income & Growth Allocation Blended Index is a hypothetical index constructed by Forward Management, which consists of 70% Barclays Capital U.S. Aggregate Bond Index and 30% S&P 500 Index. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(c) The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(d) The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(e) Includes the effect of the maximum 5.75% sales charge.

(f) Excludes sales charge.

(g) Includes the 1.00% contingent deferred sales charge.

(h) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

63	December 31, 2010

Fund Commentary and Performance

Forward Income Allocation Fund

As of December 31, 2010

The U.S. bond market, as represented by the Barclays Capital Aggregate Bond Index, gained 6.5% in 2010. The positive movement in bonds was largely driven by a rally in U.S. Treasuries. Increasing prices caused the 10-year Treasury yield to fall from 3.8% at the beginning of the year to 3.3% by year end. Investors seeking higher yields preferred corporate bonds relative to Treasuries. This was especially pronounced for high-yield corporate bonds. As investors drove up prices for high-yield corporate bonds, their spread advantage over Treasuries fell from 6.6% to 5.6%. Accordingly, the Barclays Capital U.S. Corporate High Yield Index gained 15.1% in 2010. In the early part of the year, the bond market was propelled by concerns over the U.S. economy and the currency crisis in Europe. Investors’ concerns about the potential impact of a eurozone country default caused a flight to the perceived safety of U.S. bonds. In the second half of the year, the Federal Reserve (Fed) announced a second round of quantitative easing. These actions initially drove 10-year Treasury yields down to 2.4% in early October, but signs of a strengthening economy quickly reversed this downturn so that 10-year Treasury yields ended the year at 3.3%.

For the year, the Forward Income Allocation Fund’s Institutional Class shares returned 7.01% and the Fund’s benchmark, the Barclays Capital Aggregate U.S. Bond Index, returned 6.54%.

The Fund benefited from exposure to high-yield bonds, which gained 15.2% in 2010 as measured by the Merrill Lynch High Yield Master II Index. The Fund also benefited from performance of the Forward Investment Grade Fixed-Income Fund and the Forward Mortgage Securities Fund, which each outperformed their respective benchmarks. The Fund’s exposure to international bonds early in the year detracted from performance, but this was later overcome by increased exposure to high-yield bonds.

December 31, 2010	64

Forward Income Allocation Fund

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Each Allocation Fund is a fund of funds, which is a mix of underlying Forward Funds. Shareholders of an Allocation Fund indirectly bear the expenses of the underlying funds. An Allocation Fund’s allocations may be changed at any time. Asset allocation does not assure profit.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds which focus on alternative strategies are not suitable for all investors.

See individual Fund commentaries for underlying Fund risk disclosures.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Barclays Capital U.S. Corporate High-Yield Bond Index covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

The Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade USD denominated corporate bonds publicly issued in the U.S. domestic market.

It is not possible to invest directly in an index.

Moody’s Investors Service is an independent, unaffiliated research company that rates fixed income securities and assigns ratings on the basis of risk and the borrower’s ability to make interest payments.

Moody’s rating scale:

Aaa—Investment Grade, Lowest Risk

Aa/A—Investment Grade, Low Risk

Baa—Investment Grade, Medium Risk

Ba/B—Junk Grade, High Risk

Caa/Ca—Junk Grade, Highest Risk

C—Junk Grade, In Default

Quantitative easing refers to a form of monetary policy used to stimulate an economy where interest rates are either at, or close to, zero.

65	December 31, 2010

Forward Income Allocation Fund

UNDERLYING FORWARD FUND AND FUND ADVISOR OR SUB-ADVISOR	# OF ISSUES	ALLOCATION
Forward Investment Grade Fixed-Income Fund — PIMCO	119	59.40%
Forward High Yield Bond Fund — First Western	89	29.84%
Forward Mortgage Securities Fund — BlackRock Financial Management	84	11.08%
Net Cash	—	-0.32%
		100.00%

These allocations may not reflect the current or future position of the portfolio.

Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

December 31, 2010	66

Forward Income Allocation Fund

Forward Income Allocation Fund(a)

	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION	INCEPTION DATE
Average Annual Total Return for the period ended December 31, 2010
Investor Class	6.48%	3.81%	3.80%	3.80%	12/27/00

Institutional Class	7.01%	4.33%	4.31%	4.31%	12/27/00

Class A (load adjusted)(c)	2.71%	3.29%	N/A	3.02%	09/29/03

Class A (without load)(d)	6.75%	4.08%	N/A	3.57%	09/29/03

Class C (with CDSC)(e)	4.97%	3.29%	N/A	2.89%	12/30/02

Class C (without CDSC)(f)	5.97%	3.29%	N/A	2.89%	12/30/02

(a) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(b) The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Returns of the index do not reflect the deduction of any fees or expenses. It is not possible to invest directly in an index.

(c) Includes the effect of the maximum 3.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.forwardfunds.com. The returns assume reinvestment of dividends and distributions, if any. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

67	December 31, 2010

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2010. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, 2010 are available (i) without charge, upon request, by calling 1-800-999-6809 and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

December 31, 2010	68

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD FRONTIER MARKETSTRAT FUND
Investor Class
Actual	$1,000.00	$1,223.80	1.50%	$8.41

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Class
Actual	$1,000.00	$1,226.20	1.20%	$6.73

Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class Z
Actual	$1,000.00	$1,225.80	1.13%	$6.34
Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

69	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD HIGH YIELD BOND FUND
Investor Class
Actual	$1,000.00	$1,093.40	1.35%	$7.12

Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class
Actual	$1,000.00	$1,095.60	0.95%	$5.02

Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
Class C
Actual	$1,000.00	$1,090.60	1.85%	$9.75

Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40
Class Z
Actual	$1,000.00	$1,096.30	0.85%	$4.49

Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

FORWARD INTERNATIONAL EQUITY FUND
Investor Class
Actual	$1,000.00	$1,268.60	1.97%	$11.26

Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01
Institutional Class
Actual	$1,000.00	$1,271.60	1.57%	$8.99

Hypothetical	$1,000.00	$1,017.29	1.57%	$7.98
Class Z
Actual	$1,000.00	$1,272.20	1.47%	$8.42

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

FORWARD INVESTMENT GRADE FIXED-INCOME FUND
Investor Class
Actual	$1,000.00	$1,014.50	1.27%	$6.45

Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46
Institutional Class
Actual	$1,000.00	$1,016.80	0.87%	$4.42

Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43
Class Z
Actual	$1,000.00	$1,017.30	0.77%	$3.92

Hypothetical	$1,000.00	$1,021.32	0.77%	$3.92

December 31, 2010	70

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD LARGE CAP GROWTH FUND
Investor Class
Actual	$1,000.00	$1,221.40	1.46%	$8.17

Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
Institutional Class
Actual	$1,000.00	$1,223.50	1.06%	$5.94

Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
Class Z
Actual	$1,000.00	$1,224.30	0.91%	$5.10

Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

FORWARD LARGE CAP VALUE FUND
Investor Class
Actual	$1,000.00	$1,172.90	1.53%	$8.38

Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78
Institutional Class
Actual	$1,000.00	$1,175.40	1.11%	$6.09

Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65
Class Z
Actual	$1,000.00	$1,176.10	0.95%	$5.21

Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

FORWARD MORTGAGE SECURITIES FUND
Investor Class
Actual	$1,000.00	$1,022.90	1.31%	$6.68

Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67
Institutional Class
Actual	$1,000.00	$1,024.20	0.91%	$4.64

Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class C
Actual	$1,000.00	$1,020.80	1.81%	$9.22

Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20
Class Z
Actual	$1,000.00	$1,024.80	0.81%	$4.13

Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

71	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD SMIDPLUS FUND
Investor Class
Actual	$1,000.00	$1,287.60	1.58%	$9.11

Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Institutional Class
Actual	$1,000.00	$1,290.60	1.18%	$6.81

Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01
Class C
Actual	$1,000.00	$1,284.50	2.09%	$12.03

Hypothetical	$1,000.00	$1,014.67	2.09%	$10.61
Class Z
Actual	$1,000.00	$1,291.90	1.10%	$6.35

Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

FORWARD STRATEGIC ALTERNATIVES FUND
Investor Class
Actual	$1,000.00	$1,067.10	1.35%	$7.03

Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class
Actual	$1,000.00	$1,069.60	1.05%	$5.48

Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class Z
Actual	$1,000.00	$1,070.20	0.93%	$4.85

Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

December 31, 2010	72

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD U.S. GOVERNMENT MONEY FUND
Investor Class
Actual	$1,000.00	$1,000.30	0.20%	$1.01

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02
Institutional Class
Actual	$1,000.00	$1,000.30	0.20%	$1.01

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02
Class A
Actual	$1,000.00	$1,000.30	0.20%	$1.01

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02
Class C
Actual	$1,000.00	$1,000.30	0.20%	$1.01

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02
Class Z
Actual	$1,000.00	$1,000.30	0.20%	$1.01

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

FORWARD AGGRESSIVE GROWTH ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,190.20	0.84%	$4.64

Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Institutional Class
Actual	$1,000.00	$1,193.90	0.34%	$1.88

Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73
Class A
Actual	$1,000.00	$1,192.30	0.69%	$3.81

Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52
Class C
Actual	$1,000.00	$1,187.40	1.34%	$7.39

Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

73	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD BALANCED ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,119.90	0.63%	$3.37

Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Institutional Class
Actual	$1,000.00	$1,122.70	0.13%	$0.70

Hypothetical	$1,000.00	$1,024.55	0.13%	$0.66
Class A
Actual	$1,000.00	$1,120.00	0.48%	$2.56

Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45
Class C
Actual	$1,000.00	$1,116.50	1.13%	$6.03

Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

FORWARD GROWTH & INCOME ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,137.30	0.69%	$3.72

Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52
Institutional Class
Actual	$1,000.00	$1,139.90	0.19%	$1.02

Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97
Class A
Actual	$1,000.00	$1,138.30	0.54%	$2.91

Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75
Class C
Actual	$1,000.00	$1,134.10	1.19%	$6.40

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

December 31, 2010	74

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD GROWTH ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,171.70	0.72%	$3.94

Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
Institutional Class
Actual	$1,000.00	$1,175.30	0.22%	$1.21

Hypothetical	$1,000.00	$1,024.10	0.22%	$1.12
Class A
Actual	$1,000.00	$1,173.30	0.57%	$3.12

Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Class C
Actual	$1,000.00	$1,168.80	1.22%	$6.67

Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21

FORWARD INCOME & GROWTH ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,083.40	0.69%	$3.62

Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52
Institutional Class
Actual	$1,000.00	$1,086.10	0.19%	$1.00

Hypothetical	$1,000.00	$1,024.25	0.19%	$0.97
Class A
Actual	$1,000.00	$1,084.30	0.54%	$2.84

Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75
Class C
Actual	$1,000.00	$1,080.90	1.19%	$6.24

Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

75	December 31, 2010

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2010

	BEGINNING ACCOUNT VALUE 07/01/10	ENDING ACCOUNT VALUE 12/31/10	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD(b) 07/01/10-12/31/10

FORWARD INCOME ALLOCATION FUND
Investor Class
Actual	$1,000.00	$1,023.30	0.97%	$4.95

Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
Institutional Class
Actual	$1,000.00	$1,025.90	0.46%	$2.35

Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35
Class A
Actual	$1,000.00	$1,023.90	0.72%	$3.67

Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67
Class C
Actual	$1,000.00	$1,020.70	1.47%	$7.49

Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

(a) Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

December 31, 2010	76

Portfolio of Investments (Note 11)

Forward Frontier MarketStrat Fund

Shares		Value (Note 2)

COMMON STOCKS: 10.96%
Commercial Banks: 4.55%

39,694	Banco Macro SA, ADR	$1,992,638

78,800	Banque Audi sal-Audi Saradar Group, GDR	707,624

55,151	BBVA Banco Frances SA, ADR	639,752

49,300	BLOM Bank SAL, GDR	512,720

86,900	Grupo Financiero Galicia SA, ADR(a)	1,330,439

102,025	Halyk Savings Bank of Kazakhstan JSC, GDR(a)	1,025,351

32,800	Kazkommertsbank, GDR(a)	195,160

		6,403,684

Diversified Telecommunication Services: 1.63%

92,050	Telecom Argentina SA, ADR	2,291,125

Food Products: 0.59%

43,473	Cresud SA, ADR(a)	825,118

Oil, Gas & Consumable Fuels: 2.86%

158,400	KazMunaiGas Exploration Production, GDR	3,141,072

33,890	Petrobras Energia SA, ADR	894,018

		4,035,090

Real Estate: 1.33%

98,000	SOLIDERE, GDR	1,874,740

	Total Common Stocks (Cost $12,387,552)	15,429,757

EXCHANGE-TRADED PRODUCTS: 59.01%

58,000	iShares Barclays Aggregate Bond Fund	6,133,500

127,431	Market Vectors Vietnam ETF	3,336,144

323,500	PIMCO Enhanced Short Maturity Strategy Fund	32,579,685

510,325	Vanguard Short-Term Bond ETF	41,060,749

	Total Exchange-Traded Products (Cost $83,247,053)	83,110,078
Principal Amount

U.S. TREASURY BONDS & NOTES: 3.49%
Government: 3.49%

	U.S. Treasury Notes

$4,750,000	2.375%, 09/30/14(b)	4,920,706

	Total U.S. Treasury Bonds & Notes (Cost $4,751,398)	4,920,706

Shares		Value (Note 2)

WARRANTS: 4.21%
9,500	MSCI GCC Countries Ex-Saudi Arabia, Expires 03/24/11, Strike Price: $0.000001(a)	$5,931,800

	Total Warrants (Cost $4,419,600)	5,931,800
Par Value

SHORT -TERM BANK DEBT INSTRUMENTS: 16.34%
	Citibank-New York

$23,005,589	0.030%, due 01/03/11	23,005,589

	Total Short-Term Bank Debt Instruments (Cost $23,005,589)	23,005,589

	Total Investments: 94.01% (Cost $127,811,192)	132,397,930

	Net Other Assets and Liabilities: 5.99%	8,432,022

	Net Assets: 100.00%	$140,829,952

(a) Non-income producing security.

(b) Security, or portion of security, is being held as collateral for swap contracts.

See Notes to Financial Statements	77	December 31, 2010

Portfolio of Investments (Note 11)

Forward Frontier MarketStrat Fund

OUTSTANDING TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	MSCI GCC Countries ex-Saudi Arabia Basket of Securities	1-month LIBOR plus 50 Bps	Total Return	05/26/11	80,214,744	$(163,128)
Barclays Capital	Eastern Europe Basket of Securities	1-month LIBOR plus 85 Bps	Total Return	05/26/11	11,911,612	338,527
Morgan Stanley	Sri-Lanka Basket of Securities	FEDEF-1D plus 225 Bps	Total Return	01/04/12	2,504,725	(17,470)
Morgan Stanley	Pakistan Equity Basket of Securities	FEDEF-1D plus 225 Bps	Total Return	11/02/11	6,262,527	140,731
Morgan Stanley	Nigeria/Kenya Basket of Securities	FEDEF-1D plus 225 Bps	Total Return	10/27/11	15,140,389	207,378
					116,033,997	$506,038

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR — American Depositary Receipt

Bps — Basis Points

ETF — Exchange Traded Fund

FEDEF-1D — Federal Funds Effective Rate (Daily)

GCC — Gulf Cooperation Council

GDR — Global Depositary Receipt

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

December 31, 2010	78	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

CORPORATE BONDS: 94.37%
Basic Materials: 6.83%

	Essar Steel Algoma, Inc., Sr. Sec. Notes

$1,000,000	9.375%, 03/15/15 (a)	$1,011,250

	FMG Resources August 2006, Sr. Notes

1,500,000	7.000%, 11/01/15 (a)	1,545,000

	Hexion Specialty Chemicals, Inc., Sr. Unsec. Notes

1,000,000	8.375%, 04/15/16	922,500

	Huntsman International Llc, Sr. Sub. Notes

1,000,000	8.625%, 03/15/21 (a)	1,085,000

	Momentive Performance Materials, Inc., Sec. Notes

700,000	9.000%, 01/15/21 (a)	740,250

	Rhodia SA, Sr. Notes

1,000,000	6.875%, 09/15/20 (a)	1,018,750

	Vertellus Specialties, Inc., Sr. Sec. Notes

1,000,000	9.375%, 10/01/15 (a)	1,062,500

		7,385,250

Communications: 11.27%

	Bresnan Broadband Holdings Llc, Gtd. Notes

1,000,000	8.000%, 12/15/18 (a)	1,035,000

	Citadel Broadcasting Corp., Gtd. Notes

1,000,000	7.750%, 12/15/18 (a)	1,040,000

	Citizens Communications, Sr. Unsec. Notes

1,500,000	7.125%, 03/15/19	1,548,750

	Digicel Group, Ltd., Sr. Unsec. Notes

1,500,000	9.125%, 01/15/15 (a)	1,526,250

	Global Crossing, Ltd., Gtd. Notes

1,500,000	9.000%, 11/15/19 (a)	1,492,500

	Gray Television, Inc.,Sr. Sec. Notes

1,500,000	10.500%, 06/29/15	1,518,750

Principal Amount		Value (Note 2)

	GXS Worldwide, Inc., Sr. Sec. Notes

$2,000,000	9.750%, 06/15/15	$1,985,000

	Nextel Communications, Inc., Gtd. Notes, Series D

1,000,000	7.375%, 08/01/15	1,006,250

	PAETEC Escrow Corp., Sr. Unsec. Notes

1,000,000	9.875%, 12/01/18 (a)	1,032,500

		12,185,000

Consumer Cyclical: 12.05%

	Air Canada, Sr. Unsec. Notes

2,000,000	12.000%, 02/01/16 (a)	2,105,000

	AMC Entertainment Holdings, Inc., Sr. Sub. Notes

1,000,000	9.750%, 12/01/20 (a)	1,045,000

	American Casino Entertainment, Sr. Sec. Notes

1,500,000	11.000%, 06/15/14	1,530,000

	Ferrellgas Partners LP, Sr. Unsec. Notes

1,000,000	8.625%, 06/15/20	1,080,000

	Ford Motor Co., Sr. Unsec. Notes

1,000,000	6.500%, 08/01/18	1,040,000

	Giraffe Acquisition Corp., Sr. Unsec. Notes

1,000,000	9.125%, 12/01/18 (a)	1,047,500

	NCL Corp., Ltd., Sr. Notes

1,000,000	9.500%, 11/15/18 (a)	1,035,000

	New Albertsons, Inc., Unsec. Notes

1,500,000	7.750%, 06/15/26	1,162,500

	Pantry, Inc., Gtd. Notes

1,000,000	7.750%, 02/15/14	1,010,000

	Peninsula Gaming Llc, Gtd. Notes

1,000,000	10.750%, 08/15/17	1,082,500

See Notes to Financial Statements	79	December 31, 2010

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Consumer Cyclical (continued): 12.05%

	Rite Aid Corp., Sr. Unsec. Notes

$1,500,000	7.700%, 02/15/27	$896,250

		13,033,750

Consumer Non-Cyclical: 20.83%

	ACCO Brands Corp., Gtd. Notes

1,000,000	7.625%, 08/15/15	1,005,000

	C&S Group Enterprises Llc, Notes

1,600,000	8.375%, 05/01/17 (a)	1,536,000

	Capella Healthcare, Inc., Gtd. Notes

1,000,000	9.250%, 07/01/17 (a)	1,062,500

	Cardtronics, Inc., Gtd. Notes

1,000,000	8.250%, 09/01/18	1,070,000

	Central Garden and Pet Co., Gtd. Notes

1,000,000	8.250%, 03/01/18	1,017,500

	Cenveo Corp., Gtd. Notes

1,000,000	10.500%, 08/15/16 (a)	987,500

	DaVita, Inc., Gtd. Notes

1,500,000	6.625%, 11/01/20	1,488,750

	Dyncorp International Corp., Sr. Unsec. Notes

1,500,000	10.375%, 07/01/17 (a)	1,545,000

	Healthsouth Corp., Gtd. Notes

1,000,000	7.750%, 09/15/22	1,035,000

	Hertz Corp., Gtd. Notes

1,000,000	7.500%, 10/15/18 (a)	1,042,500

	Ingles Markets, Inc., Sr. Unsec. Notes

850,000	8.875%, 05/15/17	913,750

	LifePoint Hospitals, Inc., Gtd. Notes

1,000,000	6.625%, 10/01/20 (a)	997,500

	Patheon, Inc., Sr. Sec. Notes

1,000,000	8.625%, 04/15/17 (a)	1,002,500

	Prospect Medical Holdings, Inc., Sr. Sec. Notes

1,000,000	12.750%, 07/15/14	1,105,000

Principal Amount		Value (Note 2)

	Radiation Therapy Services, Inc., Sr. Sub. Notes

$1,000,000	9.875%, 04/15/17 (a)	$1,002,500

	Reynolds Group Issuer, Inc. / Reynolds Group Issuer Llc, Sr. Notes

1,000,000	8.500%, 05/15/18 (a)	1,010,000

	RSC Equipment Rental, Inc., Sr. Unsec. Notes

1,500,000	9.500%, 12/01/14	1,582,500

	Stater Bros Holdings, Inc., Gtd. Notes

1,000,000	7.375%, 11/15/18 (a)	1,030,000

	Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding

1,000,000	10.250%, 12/01/17	1,057,500

	Universal Hospital Services, Inc., Sr. Sec. PIK Notes

1,000,000	8.500%, 06/01/15	1,032,500

		22,523,500

Energy: 11.72%

	Antero Resources Finance Corp., Gtd. Notes

1,000,000	9.375%, 12/01/17	1,051,250

	Concho Resources, Inc., Gtd. Notes

1,000,000	8.625%, 10/01/17	1,095,000

	Concho Resources, Inc., Sr. Notes

500,000	7.000%, 01/15/21	513,750

	Continental Resources, Inc., Gtd. Notes

1,000,000	8.250%, 10/01/19	1,115,000

	EXCO Resources, Inc., Gtd. Notes

1,500,000	7.500%, 09/15/18	1,477,500

	Global Geophysical Services, Inc., Gtd. Notes

1,250,000	10.500%, 05/01/17	1,250,000

	International Coal Group, Inc., Sr. Sec. Notes

1,000,000	9.125%, 04/01/18	1,085,000

December 31, 2010	80	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Energy (continued): 11.72%

	Kinder Morgan Finance Co. Llc, Sr. Sec. Notes

$1,000,000	6.000%, 01/15/18 (a)	$987,500

	MarkWest Energy Partners/Finance Corp., Gtd. Notes

1,000,000	6.750%, 11/01/20	1,005,000

	Murray Energy Corp., Gtd. Notes

1,000,000	10.250%, 10/15/15 (a)	1,055,000

	NFR Energy Llc/NFR Energy Finance Corp., Gtd. Notes

1,000,000	9.750%, 02/15/17 (a)	992,500

	Parker Drilling Co., Gtd. Notes

1,000,000	9.125%, 04/01/18	1,050,000

		12,677,500

Financial: 8.21%

	Ally Financial, Inc., Gtd. Notes

1,500,000	6.250%, 12/01/17 (a)	1,501,875

	CIT Group, Inc., Sr. Sec. Notes

1,500,000	7.000%, 05/01/17	1,507,500

	Felcor Lodging LP, Sr. Sec. Notes

1,000,000	10.000%, 10/01/14	1,125,000

	Ford Motor Credit Co. Llc, Sr. Unsec. Notes

1,500,000	5.625%, 09/15/15	1,554,816

	Nuveen Investments, Inc., Sr. Unsec. Notes

1,000,000	5.500%, 09/15/15	862,500

	Pinnacle Foods Finance Llc, Gtd. Notes

1,000,000	8.250%, 09/01/17	1,027,500

	Provident Funding Associates, Sr. Sec. Notes

1,250,000	10.250%, 04/15/17 (a)	1,303,125

		8,882,316

Industrial: 17.71%

	Abengoa Finance SAU, Gtd. Notes

1,500,000	8.875%, 11/01/17 (a)	1,395,000

Principal Amount		Value (Note 2)

	Ardagh Packaging Finance Plc, Gtd. Notes

$1,000,000	9.125%, 10/15/20 (a)	$1,045,000

	AWAS Aviation Capital, Ltd., Sr. Sec. Notes

1,550,000	7.000%, 10/15/16 (a)	1,544,187

	Berry Plastics Corp., Gtd. Notes

1,000,000	10.250%, 03/01/16	986,250

	Berry Plastics Corp., Sr. Sec. Notes

500,000	9.750%, 01/15/21 (a)	497,500

	EnergySolutions, Inc., Llc, Gtd. Notes

1,000,000	10.750%, 08/15/18 (a)	1,096,250

	Graham Packaging Co. LP/GPC Capital Corp. I, Gtd. Notes

1,000,000	8.250%, 10/01/18	1,055,000

	Kemet Corp., Sec. Notes

1,000,000	10.500%, 05/01/18 (a)	1,080,000

	Liberty Tire Recycling, Gtd. Notes

1,000,000	11.000%, 10/01/16 (a)	1,077,500

	Manitowoc Co., Inc., Gtd. Notes

1,000,000	9.500%, 02/15/18	1,100,000

	Martin Midstream Partners LP/Martin Midstream Finance Corp., Gtd. Notes

1,000,000	8.875%, 04/01/18	1,035,000

	Maxim Crane Works LP, Sr. Sec. Notes

1,500,000	12.250%, 04/15/15 (a)	1,464,375

	Moog, Inc., Sr. Sub. Notes

1,000,000	6.250%, 01/15/15	1,015,000

	Quality Distribution Llc/QD Capital Corp., Sr. Sec. Notes

1,500,000	9.875%, 11/01/18 (a)	1,496,250

	Trimas Corp., Sr. Sec. Notes

1,000,000	9.750%, 12/15/17	1,100,000

	Triumph Group, Inc., Gtd. Notes

1,000,000	8.000%, 11/15/17	1,045,000

See Notes to Financial Statements	81	December 31, 2010

Portfolio of Investments (Note 11)

Forward High Yield Bond Fund

Principal Amount		Value (Note 2)

Industrial (continued): 17.71%

	Viasystems, Inc., Sr. Sec. Notes

$1,000,000	12.000%, 01/15/15 (a)	$1,122,500

		19,154,812

Technology: 3.33%

	MagnaChip Semiconductor, Sr. Notes

1,000,000	10.500%, 04/15/18	1,060,000

	Seagate HDD Cayman, Gtd. Notes

1,000,000	7.750%, 12/15/18 (a)	1,017,500

	Stream Global Services, Inc., Sr. Sec. Notes

1,500,000	11.250%, 10/01/14	1,518,750

		3,596,250

Utilities: 2.42%

	NRG Energy, Inc., Gtd. Notes

1,000,000	8.250%, 09/01/20 (a)	1,030,000

	RRI Energy, Inc., Sr. Unsec. Notes

1,000,000	7.625%, 06/15/14	1,027,500

	Texas Competitive Electric Holdings Llc, Gtd. Notes, Series B

1,000,000	10.250%, 11/01/15 (b)	565,000

		2,622,500

	Total Corporate Bonds (Cost $98,593,487)	102,060,878

Par Value
SHORT-TERM BANK DEBT INSTRUMENTS: 3.85%

	Wells Fargo Bank & Co.-San Francisco

$4,159,301	0.030%, due 01/03/11	4,159,301

	Total Short-Term Bank Debt Instruments (Cost $4,159,301)	4,159,301

	Total Investments: 98.22% (Cost $102,752,788)	106,220,179

	Net Other Assets and Liabilities: 1.78%	1,929,354

	Net Assets: 100.00%	$108,149,533

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $48,743,563, representing 45.07% of net assets.

(b) Represents a step bond. Rate disclosed is as of December 31, 2010.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Gtd. - Guaranteed

PIK - Payment in-kind

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

December 31, 2010	82	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)

COMMON STOCKS: 99.21%
Australia: 5.94%

12,545	Australia & New Zealand Banking Group, Ltd.	$299,604

27,988	Avoca Resources, Ltd.(a)	100,764

46,111	Challenger Financial Services Group, Ltd.	221,663

38,618	Coca-Cola Amatil, Ltd.	428,953

30,044	CSL, Ltd.	1,115,154

14,066	Mineral Resources, Ltd.	177,388

110,969	Mount Gibson Iron, Ltd.(a)	240,618

277,148	OZ Minerals, Ltd.	487,562

5,971	Rio Tinto, Ltd.	521,975

41,139	Woolworths, Ltd.	1,134,813

		4,728,494

Belgium: 0.12%

2,868	KBC Groep NV(a)	97,730

Brazil: 3.92%

9,447	Banco do Brasil SA	178,810

6,400	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	338,432

15,900	EDP - Energias do Brasil SA	370,776

7,000	Localiza Rent a Car SA	113,434

7,000	Lojas Renner SA	237,831

20,600	Natura Cosmeticos SA	591,816

10,200	Petroleo Brasileiro SA, Class A, ADR	348,534

6,500	Souza Cruz SA	353,937

33,200	Suzano Papel e Celulose SA	295,600

9,600	Vale SA, Class B, ADR	290,112

		3,119,282

Chile: 0.94%

1,600	Banco Santander Chile, ADR	149,552

10,280	Cia Cervecerias Unidas SA	125,702

14,426	Empresa Nacional de Telecomunicaciones SA	253,777

7,105	Lan Airlines SA	221,864

		750,895

Shares		Value (Note 2)

China: 3.64%

290,400	Bank of China, Ltd., Class H	$153,180

160,720	Chaoda Modern Agriculture Holdings, Ltd.	120,548

711,550	China Construction Bank Corp., Class H	638,060

286,000	Dongfeng Motor Group Co., Ltd., Class H	493,053

229,254	Industrial & Commercial Bank of China	170,773

129,100	PetroChina Co., Ltd., Class H	168,749

492,000	SOHO China, Ltd.	365,860

10,900	Tencent Holdings, Ltd.	236,853

90,000	Weichai Power Co., Ltd., Class H	554,047

		2,901,123

Denmark: 2.26%

15,952	Novo Nordisk AS, Class B	1,798,802

Egypt: 0.25%

24,070	Commercial International Bank Egypt SAE	196,541

France: 6.52%

8,263	AXA SA	137,472

22,093	BNP Paribas	1,405,593

2,479	Gecina SA	272,669

1,773	Schneider Electric SA	265,359

18,255	Societe Generale	981,139

35,444	Total SA	1,877,988

4,441	Valeo SA(a)	252,011

		5,192,231

Germany: 7.43%

4,826	Aixtron SE	176,929

11,610	BASF SE	931,028

10,034	Bayerische Motoren Werke AG	787,214

34,234	Commerzbank AG(a)	255,269

8,278	Deutsche Bank AG	432,080

9,886	Hannover Rueckversicherung AG	527,571

9,149	Muenchener Rueckversicherungs AG	1,386,295

6,725	ProSiebenSat.1 Media AG	202,739

5,443	Siemens AG	677,675

See Notes to Financial Statements	83	December 31, 2010

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)
Germany (continued): 7.43%

3,066	Wacker Chemie AG	$538,772

		5,915,572

Greece: 0.12%

6,700	Public Power SA	96,158

Hong Kong: 3.10%

73,400	AIA Group, Ltd.(a)	206,334

29,200	ASM Pacific Technology, Ltd.	369,095

172,000	Cathay Pacific Airways, Ltd.	474,655

281,000	CNOOC, Ltd.	666,637

41,000	Hysan Development Co., Ltd.	193,058

21,000	Swire Pacific, Ltd.	345,281

58,500	Yue Yuen Industrial Holdings, Ltd.	210,359

		2,465,419

India: 2.08%

11,700	Infosys Technologies, Ltd., ADR	890,136

2,110	State Bank of India, Ltd., GDR	273,245

16,900	Tata Motors, Ltd., Sponsored ADR	495,846

		1,659,227

Indonesia: 0.50%

126,500	Bank Rakyat Indonesia Persero Tbk PT	147,420

236,400	Semen Gresik Persero	247,944

		395,364

Israel: 0.48%

57,663	Bezeq Israeli Telecommunication Corp., Ltd.	175,825

7,693	Israel Chemicals, Ltd.	131,877

1,500	Teva Pharmaceutical Industries Ltd., Sponsored ADR	78,195

		385,897

Italy: 1.06%

38,699	ENI SpA	845,004

Japan: 16.31%

34,000	77 Bank, Ltd.	180,490

139,000	Aozora Bank, Ltd.	287,622

106,000	Asahi Glass Co., Ltd.	1,238,994

Shares		Value (Note 2)

23,000	Asahi Kasei Corp.	$150,142

18,600	Canon, Inc.	964,479

22	Central Japan Railway Co.	184,259

32,000	Daiwa House Industry Co., Ltd.	393,349

7,800	Dena Co., Ltd.	279,759

162,000	DIC Corp.	363,148

84,000	Fuji Heavy Industries, Ltd.	651,804

3,600	FUJIFILM Holdings Corp.	130,184

53,000	Fujitsu, Ltd.	368,826

38,900	ITOCHU Corp.	393,839

33,000	Joyo Bank, Ltd.	145,104

24,000	Kaken Pharmaceutical Co., Ltd.	291,464

97	KDDI Corp.	560,328

98,000	Kobe Steel, Ltd.	248,651

74,000	Marubeni Corp.	520,434

54,000	Mitsubishi Electric Corp.	566,671

17,100	Mitsui & Co., Ltd.	282,437

44,000	Mitsui O.S.K. Lines, Ltd.	300,234

4,700	Musashino Bank, Ltd.	142,407

60,000	Nachi-Fujikoshi Corp.	201,749

16,000	Nippon Electric Glass Co., Ltd.	230,964

3,800	Nippon Telegraph & Telephone Corp.	172,004

49,000	Nippon Yusen Kabushiki Kaisha	217,268

102,000	Nishi-Nippon City Bank, Ltd.	310,309

59,000	Osaka Gas Co., Ltd.	228,908

33,000	Sakai Chemical Industry Co., Ltd.	163,395

73,000	Sapporo Hokuyo Holdings, Inc.	341,668

33,700	Sony Corp.	1,214,927

134,000	Tokyo Gas Co., Ltd.	594,161

69,000	Toyo Ink Manufacturing Co., Ltd.	339,093

56	West Japan Railway Co.	209,336

26,000	Yamanashi Chuo Bank, Ltd.	116,886

		12,985,293

Malaysia: 0.73%

214,700	Tenaga Nasional Bhd	582,792

December 31, 2010	84	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)
Mexico: 1.15%

151,600	Compartamos SAB de CV(a)	$329,715

61,100	Grupo Mexico SAB de CV, Series B	251,524

20,600	Kimberly-Clark de Mexico SAB de CV, Class A	125,685

59,200	Mexichem SAB de CV	211,874

		918,798

Netherlands: 0.89%

39,255	Aegon NV(a)	240,042

47,808	ING Groep NV(a)	465,092

		705,134

Norway: 1.38%

23,666	DnB NOR ASA	332,173

23,450	StatoilHydro ASA	557,008

12,800	Telenor ASA	207,957

		1,097,138

Peru: 0.20%

3,200	Cia de Minas Buenaventura SA, ADR	156,672

Poland: 0.49%

6,698	KGHM Polska Miedz SA	391,418

Russia: 1.78%

5,829	Lukoil OAO, ADR	329,338

12,604	Mining and Metallurgical Company Norilsk Nickel, ADR	298,337

21,250	Mobile Telesystems OJSC, ADR	443,488

7,229	Pharmstandard, GDR(a)(b)	206,027

4,115	Tatneft, ADR	136,206

		1,413,396

Singapore: 1.56%

11,200	Jardine Matheson Holdings, Ltd.	492,800

52,000	SembCorp Marine, Ltd.	217,587

13,000	Singapore Airlines, Ltd.	154,985

57,000	Singapore Exchange, Ltd.	373,974

		1,239,346

South Africa: 2.10%

74,399	AVI, Ltd.	338,254

5,764	Exxaro Resources, Ltd.	119,874

Shares		Value (Note 2)

7,450	Sasol, Ltd.	$389,662

27,708	Shoprite Holdings, Ltd.	417,670

20,092	Truworths International, Ltd.	217,283

46,986	Woolworths Holdings, Ltd.	190,298

		1,673,041

South Korea: 3.84%

711	Honam Petrochemical Corp.(a)	168,525

7,390	Kia Motors Corp.(a)	329,486

6,700	Korea Electric Power Corp.(a)	178,289

1,112	Korea Zinc Co., Ltd.(a)	270,921

17,530	Korean Reinsurance Co.	182,266

979	LG Chem, Ltd.(a)	337,288

30,732	LG Telecom, Ltd.(a)	194,157

597	NCSoft Corp.(a)	109,679

1,600	POSCO, ADR	172,304

503	Samsung Electronics Co., Ltd.	420,607

4,112	Samsung Engineering Co., Ltd.(a)	695,660

		3,059,182

Spain: 5.46%

155,071	Banco Bilbao Vizcaya Argentaria SA	1,566,604

96,256	Banco Santander SA	1,019,761

37,133	Enagas	740,099

2,512	Industria de Diseno Textil SA	188,082

3,255	Red Electrica Corp. SA	153,109

21,504	Telefonica SA	487,506

4,975	Viscofan SA	188,541

		4,343,702

Sweden: 1.22%

4,510	Hennes & Mauritz AB, Class B	150,207

28,843	SKF AB, Class B	821,678

		971,885

Switzerland: 2.89%

13,783	Credit Suisse Group AG(b)	555,300

24,166	Nestle SA	1,415,068

1,751	Partners Group Holding AG	332,222

		2,302,590

See Notes to Financial Statements	85	December 31, 2010

Portfolio of Investments (Note 11)

Forward International Equity Fund

Shares		Value (Note 2)
Taiwan: 3.07%

68	Advanced Semiconductor Engineering, Inc.	$79

336,000	EVA Airways Corp.(a)	424,084

50,000	Farglory Land Development Co., Ltd.	134,618

19,682	HTC Corp.	607,542

66,064	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	828,442

800,000	United Microelectronics Corp.	447,242

		2,442,007

Thailand: 0.85%

467,200	Charoen Pokphand Foods PCL	382,811

224,400	CP ALL PCL	292,178

		674,989

Turkey: 0.70%

64,460	Turk Telekomunikasyon AS	271,367

79,784	Turkiye Is Bankasi, Class C	284,204

		555,571

United Kingdom: 16.23%

40,130	3i Group Plc	205,530

22,974	Admiral Group Plc	542,651

25,924	Aggreko Plc	598,992

8,464	Antofagasta Plc	212,722

9,386	AstraZeneca Plc	427,594

54,411	BAE Systems Plc	279,944

31,054	BHP Billiton Plc	1,235,091

28,483	BP Plc	206,739

12,299	British American Tobacco Plc	472,382

532,009	BT Group Plc, Class A	1,499,645

81,817	Centrica Plc	422,989

64,405	Compass Group Plc	583,400

17,562	Domino’s Pizza UK & IRL Plc	151,005

83,729	DS Smith Plc	263,954

38,200	GlaxoSmithKline Plc	738,510

Shares		Value (Note 2)

38,018	JKX Oil & Gas Plc	$186,593

16,372	Next Plc	504,127

26,728	Petrofac, Ltd.	661,324

21,898	Rio Tinto Plc	1,531,734

19,992	Royal Dutch Shell Plc, Class A	666,556

24,264	Shire Plc	583,713

17,951	Smith & Nephew Plc	189,334

28,185	Standard Chartered Plc	758,235

		12,922,764

	Total Common Stocks (Cost $63,486,665)	78,983,457

	Total Investments: 99.21% (Cost $63,486,665)	78,983,457

	Net Other Assets and Liabilities: 0.79%	632,242

	Net Assets: 100.00%	$79,615,699

(a) Non-income producing security.

(b) Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $761,327 representing 0.96% of net assets.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

December 31, 2010	86	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

ASSET-BACKED SECURITIES: 1.56%
	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class X1

$82,273,058	0.228%, 11/11/41(a)(b)(c)	$1,198,471

	Chec Loan Trust

101,695	3.761%, 07/25/34(a)(b)	11,919

	Falcon Franchise Loan Llc, Series 2003-1, Class A1

352,130	4.856%, 01/05/25(b)	334,789

	Falcon Franchise Loan Llc, Series 2003-1, Class C

250,000	7.074%, 01/05/25(b)	18,538

	Home Equity Mortgage Trust, Series 2006-2, Class 1A1

204,310	5.367%, 07/25/36	68,649

	Total Asset-Backed Securities (Cost $2,047,278)	1,632,366

COLLATERALIZED MORTGAGE OBLIGATIONS: 21.04%
	Banc of America Large Loan, Inc., Series 2005-MIB1

1,000,000	3.260%, 03/15/22(a)(b)	309,828

	Capco America Securitization Corp., Series 1998-D7, Class PS1

309,368	2.004%, 10/15/30(a)(b)(c)	17

	Collateralized Mortgage Securities Corp., Series I, Class 3

9,014	9.450%, 02/01/17	10,319

	Countrywide Alternative Loan Trust, Series 2006-12CB, Class A6

875,576	6.000%, 05/25/36	579,442

	Entertainment Properties Trust, Series 2003-EPR, Class C

611,000	6.223%, 02/15/18(b)	539,597

	FHLMC, Series 2887, Class JD

456,724	4.500%, 03/15/19	486,215

	FHLMC, Series 3300, Class AB

381,430	6.000%, 02/15/34	400,541

Principal Amount		Value (Note 2)

	FNMA

$ 252,291	2.575%, 05/01/34(a)	$263,181

1,772,248	4.000%, 09/01/40	1,765,353

2,990,511	4.000%, 09/01/40	2,978,875

4,179,275	4.000%, 09/01/40	4,163,013

995,109	4.000%, 09/01/40	991,237

490,817	4.000%, 09/01/40	488,907

1,918,080	5.580%, 06/01/11	1,918,724

411,184	6.000%, 03/01/33	447,736

	FNMA, Series 1998-M4, Class N

157,232	1.280%, 02/25/35(a)(c)(d)	154

	FNMA, Series 2000-M2, Class IO

27,847,227	0.000%, 06/17/40(a)(c)(d)	28

	FNMA, Series 2006-46, Class PE

2,271,000	5.500%, 11/25/32	2,441,236

	FNMA, Series 2007-5, Class PB

403,081	6.000%, 07/25/33	419,253

	GNMA, Series 2002-28, Class IO

11,737,551	0.558%, 01/16/42(a)(c)(d)	162,330

	GNMA, Series 2003-64, Class XA

8,916,571	0.254%, 08/16/43(a)(c)(d)	45,439

	Government Lease Trust, Series 1999-C1A, Class B1

877,041	4.000%, 05/18/11(b)	885,674

	Harborview Mortgage Loan Trust, Series 2005-4, Class 1A

7,146	1.383%, 06/19/34(a)	5,797

	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A1

426,403	4.475%, 01/15/14	434,656

	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO

1,109,962	0.900%, 04/25/19(c)(d)	21

	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class X

277,896,368	0.039%, 06/15/38 (a)(b)(c)	308,743

See Notes to Financial Statements	87	December 31, 2010

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)
	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO

$ 16,622,464	0.735%, 11/15/26(a)(c)(d)	$532,467

	Preferred Term Securities XIII, Inc.

653,503	1.872%, 03/24/34(a)(b)(d)	107,828

	Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class X1

107,277,235	0.811%, 11/13/36(a)(b)(c)	471,376

	Washington Mutual, Series 2005-AR18, Class 3A2

1,504,958	5.557%, 01/25/36(a)	797,673

	Total Collateralized Mortgage Obligations (Cost $28,096,562)	21,955,660

CORPORATE BONDS: 28.37%
Banks: 9.14%

	Bank of America Corp., Sr. Unsec. Medium-Term Notes

1,800,000	9.145%, 07/17/28(e)	518,497

	Bank of America Corp., Sr. Unsec. Notes

800,000	5.650%, 05/01/18	818,635

600,000	5.750%, 12/01/17	625,263

	Citigroup, Inc., Sr. Unsec.

1,500,000	6.125%, 11/21/17	1,646,152

	Citigroup, Inc., Unsec. Notes

300,000	8.500%, 05/22/19	373,014

	HSBC Bank Plc, Sr. Unsec. Notes

200,000	0.750%, Perpetual Maturity(a)(f)	117,000

	HSBC Bank USA NA, Sub. Notes

700,000	4.875%, 08/24/20	697,172

	JPMorgan Chase & Co., Sr. Unsec. Notes

900,000	5.375%, 10/01/12	966,115

	JPMorgan Chase Bank NA, Sub. Notes

500,000	0.632%, 06/13/16(a)	471,884

	Merrill Lynch & Co., Inc., Sr. Unsec. Notes, Series C

1,000,000	6.050%, 08/15/12	1,059,308

Principal Amount		Value (Note 2)
	Royal Bank of Scotland Group Plc, Jr. Sub. Notes

$ 100,000	7.648%, Perpetual Maturity(a)(f)	$84,125

	Royal Bank of Scotland Group Plc, Sub. Notes

200,000	5.000%, 10/01/14	192,557

	Wachovia Bank NA, Notes

1,500,000	4.800%, 11/01/14	1,596,221

	Wachovia Bank NA, Sub. Notes

400,000	0.632%, 03/15/16(a)	375,211

		9,541,154

Brokerage: 4.99%

	Goldman Sachs Group, Inc., Sr. Unsec. Notes

1,000,000	5.950%, 01/18/18	1,086,449

300,000	6.150%, 04/01/18	330,845

500,000	6.250%, 09/01/17	552,533

	Jefferies Group, Inc., Sr. Unsec. Notes

270,000	6.250%, 01/15/36	242,586

	Lehman Brothers Holdings, Inc., Sr. Unsec. Medium-Term Notes

695,000	5.750%, 04/25/11(g)	164,194

1,300,000	6.875%, 05/02/18(g)	328,250

	Morgan Stanley, Sr. Unsec. Medium-Term Notes

800,000	0.589%, 01/09/14(a)	772,497

900,000	6.625%, 04/01/18	977,704

	Morgan Stanley, Sr. Unsec. Notes

800,000	0.769%, 10/15/15(a)	750,931

		5,205,989

Finance-Other: 3.81%

	NLV Financial Corp., Sr. Notes

250,000	7.500%, 08/15/33(b)(d)	231,468

	Royal Bank of Scotland Plc, Co. Gtd. Notes

1,800,000	5.625%, 08/24/20	1,792,854

	TNK-BP Finance SA, Co. Gtd. Notes

900,000	6.625%, 03/20/17	958,500

December 31, 2010	88	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)
Finance-Other (continued): 3.81%

	Transneft Via TransCapitalInvest Ltd., Sec. Notes

$ 800,000	8.700%, 08/07/18	$989,000

		3,971,822

Industrial-Energy: 3.86%

	BP Capital Markets Plc, Gtd. Notes

600,000	3.125%, 10/01/15	600,243

400,000	4.500%, 10/01/20	399,816

	Gazprom Via Gaz Capital SA, Sr. Unsec. Notes

900,000	8.146%, 04/11/18	1,042,200

	Pride International, Inc., Sr. Unsec. Notes

100,000	6.875%, 08/15/20	104,250

900,000	7.875%, 08/15/40	978,750

	Sunoco, Inc., Unsec. Notes

750,000	9.000%, 11/01/24	901,877

		4,027,136

Industrial-Other: 0.95%

	Barnett Capital III, Ltd. Gtd. Notes

1,300,000	0.912%, 02/01/27(a)	920,980

	Canal Point II Ltd., Sec. Notes, Series AI

1,609,624	0.000%, 06/25/14(d)(h)	74,028

		995,008

Insurance-Life: 1.42%

	FPL Group Capital, Inc., Gtd. Notes

1,000,000	1.182%, 06/17/11(a)	1,003,708

	International Lease Finance Corp., Sr. Unsec. Medium-Term Notes

400,000	0.639%, 07/13/12(a)	380,810

100,000	5.750%, 06/15/11	101,000

		1,485,518

Non-Captive Consumer: 1.33%

	American Express Credit Co., Sr. Unsec. Medium-Term Notes

1,000,000	5.875%, 05/02/13	1,088,133

	SLM Corp., Sr. Unsec. Medium-Term Notes, Series A

300,000	0.518%, 10/25/11(a)	295,866

		1,383,999

Principal Amount		Value (Note 2)
Non-Captive Diversified: 1.29%

	General Electric Capital Corp., Sr. Unsec. Medium-Term Notes

$ 500,000	5.720%, 08/22/11	$513,973

725,000	6.900%, 09/15/15	830,600

		1,344,573

Tobacco: 1.00%

	Altria Group, Inc., Gtd. Notes

1,000,000	4.125%, 09/11/15	1,046,690

Utilities: 0.58%

	MP Environmental Funding Llc, Series A1

575,593	4.982%, 07/15/14	605,797

	Total Corporate Bonds (Cost $30,293,118)	29,607,686

FOREIGN GOVERNMENT OBLIGATIONS: 0.98%
	Province of Ontario Canada, Sr. Unsec. Notes

1,000,000	2.700%, 06/16/15	1,019,106

	Total Foreign Government Obligations (Cost $997,172)	1,019,106

MUNICIPAL BONDS: 4.45%
	Buckeye Tobacco Settlement Financing Authority, Sr. Turbo Revenue Bonds, Series A-2

500,000	6.500%, 06/01/47	362,685

	Chicago Transit Authority, Transfer Tax Receipts Revenue, Series A

1,000,000	6.899%, 12/01/40	991,820

	Chicago Transit Authority, Transfer Tax Receipts Revenue, Series B

800,000	6.899%, 12/01/40	793,456

	Florida State Turnpike Authority, Turnpike Revenue, Build America Bonds

900,000	6.800%, 07/01/39	914,463

	Los Angeles California Community College District, General Obligation Unlimited, Build America Bonds

200,000	6.750%, 08/01/49	206,598

See Notes to Financial Statements	89	December 31, 2010

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Principal Amount		Value (Note 2)

MUNICIPAL BONDS (continued): 4.45%
	Texas State Transportation Commission, Taxable Revenue Bonds, First Tier, Series B

$ 800,000	5.178%, 04/01/30	$793,328

	University of California Regents Medical Center Pooled Revenue, Build America Bonds

600,000	6.548%, 05/15/48	585,918

	Total Municipal Bonds (Cost $4,660,958)	4,648,268

U.S. GOVERNMENT AGENCY SECURITIES: 42.27%
Department of Housing & Urban Development (HUD): 0.08%

	US Department of Housing and Urban Development, Gtd., Series 99-A

84,000	6.330%, 08/01/13	84,115

Small Business Administration-Pass-Through- Agency: 0.79%

	Small Business Administration Participation Certificates, Series 2003-20E, Class 1

766,203	4.640%, 05/01/23	825,302

U.S. Treasury Bonds & Notes: 41.40%

	U.S. Treasury Bonds

1,100,000	3.875%, 08/15/40	1,013,375

100,000	4.375%, 02/15/38	101,078

600,000	4.375%, 11/15/39	603,281

1,800,000	5.250%, 02/15/29	2,064,656

1,700,000	7.500%, 11/15/24	2,382,125

3,900,000	7.625%, 11/15/22	5,427,703

1,500,000	7.875%, 02/15/21	2,092,734

400,000	8.000%, 11/15/21	565,812

200,000	8.125%, 08/15/19	278,672

100,000	8.500%, 02/15/20	143,094

200,000	8.750%, 08/15/20	292,188

	U.S. Treasury Inflation Indexed Bonds

2,908,207	1.250%, 07/15/20	2,981,822

1,416,604	2.125%, 02/15/40	1,504,921

	U.S. Treasury Notes

2,500,000	0.625%, 12/31/12	2,501,758

Principal Amount		Value (Note 2)

$ 61,000	1.000%, 07/31/11	$61,281

600,000	1.875%, 08/31/17	572,860

3,200,000	1.875%, 09/30/17	3,047,750

300,000	2.375%, 03/31/16	303,844

1,000,000	2.500%, 06/30/17	996,406

1,000,000	2.750%, 05/31/17	1,012,891

4,400,000	2.750%, 02/15/19	4,343,970

1,200,000	3.125%, 01/31/17	1,247,063

200,000	3.125%, 04/30/17	207,266

1,100,000	3.375%, 11/15/19	1,123,118

3,900,000	3.625%, 08/15/19	4,074,892

2,600,000	3.750%, 11/15/18	2,765,953

1,200,000	4.000%, 08/15/18	1,300,594

196,000	5.125%, 06/30/11	200,785

	U.S. Treasury Strip Coupon

36	0.000%, 11/15/17(e)(i)	30

		43,211,922

	Total U.S. Government Agency Securities (Cost $43,959,448)	44,121,339

Par Value

SHORT-TERM SECURITIES: 0.29%
	United States Treasury Bills

$300,000	0.173%, due 06/09/11(e)	299,797

	Total Short-Term Securities (Cost $299,772)	299,797

SHORT-TERM BANK DEBT INSTRUMENTS: 0.21%
	Bank of America-Charlotte

$219,565	0.030%, due 01/03/11	219,565

	Total Short-Term Bank Debt Instruments (Cost $219,565)	219,565

	Total Investments: 99.17% (Cost $110,573,873)	103,503,787

	Net Other Assets and Liabilities: 0.83%	862,491
	Net Assets: 100.00%	$104,366,278

December 31, 2010	90	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

FORWARD COMMITMENT

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2010: 5.27%
(Cost Payable $5,574,609)
FNMA	4.000%	01/13/11	$4,500,000	$4,477,500
FNMA	4.500%	01/13/11	1,000,000	1,026,719
				$5,504,219

FUTURES CONTRACTS

At December 31, 2010, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain
90-Day EURO Dollar	Long	32	03/14/11	$7,970,800	$475

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,418,248, representing 4.23% of net assets.

(c) Interest only security.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Rate shown represents the bond equivalent yield to maturity at date of purchase.

(f) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(g) Security in default on interest payments.

(h) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(i) Principal only security.

(j) Less than 0.005%.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	91	December 31, 2010

Portfolio of Investments (Note 11)

Forward Investment Grade Fixed-Income Fund

Securities determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
10/03/07-04/10/08	Canal Point II Ltd., Sec. Notes, Series AI
	0.000%, 06/25/14(h)	$1,374,263	$74,028	0.07%
02/11/05-02/16/05	FNMA, Series 1998-M4, Class N
	1.280%, 02/25/35(a)(c)	572,270	154	0.00%(j)
06/14/06-03/21/07	FNMA, Series 2000-M2, Class IO
	0.000%, 06/17/40(a)(c)	112,727	28	0.00%(j)
07/24/06-08/01/06	GNMA, Series 2002-28, Class IO
	0.558%, 01/16/42(a)(c)	966,385	162,330	0.16%
05/17/07	GNMA, Series 2003-64, Class XA
	0.254%, 08/16/43(a)(c)	482,080	45,439	0.05%
03/30/06	LB Commercial Conduit Mortgage Trust, Series 1996-C2, Class IO
	0.900%, 04/25/19 (c)	82,857	21	0.00%(j)
03/29/06	Merrill Lynch Mortgage Investors, Series 1998-C1, Class IO
	0.735%, 11/15/26(a)(c)	693,331	532,467	0.51%
01/18/07	NLV Financial Corp., Sr. Notes
	7.500%, 08/15/33(b)	276,624	231,468	0.22%
10/03/06-09/24/10	Preferred Term Securities XIII, Inc.
	1.872%, 03/24/34(a)(b)	642,347	107,828	0.10%
		$5,202,884	$1,153,763	1.11%

Investment Abbreviations:

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Corporation

Gtd.—Guaranteed

HUD—Department of Housing & Urban Development

IO—Interest Only

Jr.—Junior

Sec.—Secured

Sr.—Senior

STRIP—Separate Trading of Registered Interest and Principal of Securities

Sub.—Subordinated

Unsec.—Unsecured

December 31, 2010	92	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Large Cap Growth Fund

Shares		Value (Note 2)

COMMON STOCKS: 99.44%
Capital Goods: 6.33%

3,160	Cummins, Inc.	$347,632

5,260	Emerson Electric Co.	300,714

12,180	Graco, Inc.	480,501

10,018	PACCAR, Inc.	575,234

6,430	Rockwell Automation, Inc.	461,095

3,510	Thomas & Betts Corp.(a)	169,533

4,500	Timken Co.	214,785

3,245	WW Grainger, Inc.	448,167

		2,997,661

Commercial Services: 1.64%

22,820	Verisk Analytics, Inc., Class A(a)	777,706

Consumer Durables & Apparel: 2.16%

8,147	Coach, Inc.	450,611

6,700	NIKE, Inc., Class B	572,314

		1,022,925

Diversified Financials: 6.10%

15,820	American Express Co.	678,994

3,969	Ameriprise Financial, Inc.	228,416

6,190	Franklin Resources, Inc.	688,390

1,642	IntercontinentalExchange, Inc.(a)	195,644

18,200	Janus Capital Group, Inc.	236,054

19,890	Legg Mason, Inc.	721,410

2,145	T. Rowe Price Group, Inc.	138,438

		2,887,346

Energy: 11.53%

2,976	Apache Corp.	354,828

6,025	Devon Energy Corp.	473,023

1,660	Diamond Offshore Drilling, Inc.	111,004

1,380	EOG Resources, Inc.	126,146

27,486	Exxon Mobil Corp.	2,009,776

9,427	Halliburton Co.	384,904

8,385	Occidental Petroleum Corp.	822,569

12,540	Schlumberger, Ltd.	1,047,090

5,100	Williams Cos., Inc.	126,072

		5,455,412

Shares		Value (Note 2)

Food & Drug Retailing: 1.63%

5,610	Walgreen Co.	$218,566

4,031	Wal-Mart Stores, Inc.	217,392

6,620	Whole Foods Market, Inc.(a)	334,906

		770,864

Food Beverage & Tobacco: 6.75%

13,880	Altria Group, Inc.	341,726

14,795	Coca-Cola Co.	973,066

12,701	Hershey Co.	598,852

5,567	HJ Heinz Co.	275,344

9,660	PepsiCo, Inc.	631,088

6,370	Philip Morris International, Inc.	372,836

		3,192,912

Health Care Equipment & Services: 5.59%

2,870	Baxter International, Inc.	145,279

6,080	CIGNA Corp.	222,893

11,540	Cooper Cos., Inc.	650,164

3,740	Emergency Medical Services Corp., Class A(a)	241,641

6,107	Hill-Rom Holdings, Inc.	240,433

735	Intuitive Surgical, Inc.(a)	189,446

5,708	Medco Health Solutions, Inc.(a)	349,729

16,839	UnitedHealth Group, Inc.	608,056

		2,647,641

Hotels Restaurants & Leisure: 3.00%

9,820	H&R Block, Inc.	116,956

4,501	Marriott International, Inc., Class A	186,972

18,060	Starbucks Corp.	580,268

3,510	Starwood Hotels & Resorts Worldwide, Inc.	213,338

5,062	Weight Watchers International, Inc.	189,774

1,266	Wynn Resorts, Ltd.	131,461

		1,418,769

Household & Personal Products: 2.23%

16,400	Procter & Gamble Co.	1,055,012

See Notes to Financial Statements	93	December 31, 2010

Portfolio of Investments (Note 11)

Forward Large Cap Growth Fund

Shares		Value (Note 2)
Insurance: 1.88%

2,593	Aflac, Inc.	$146,323

9,260	Berkshire Hathaway, Inc., Class B(a)	741,819

		888,142

Materials: 4.13%

8,349	AK Steel Holding Corp.	136,673

4,020	EI du Pont de Nemours & Co.	200,518

5,870	Freeport-McMoRan Copper & Gold, Inc.	704,928

4,676	International Paper Co.	127,374

2,130	Monsanto Co.	148,333

8,360	Newmont Mining Corp.	513,555

1,300	Praxair, Inc.	124,111

		1,955,492

Media: 0.39%

4,659	DIRECTV, Class A(a)	186,034

Pharmaceuticals & Biotechnology: 6.85%

3,265	Abbott Laboratories	156,426

1,855	Allergan, Inc.	127,383

2,080	Amgen, Inc.(a)	114,192

12,582	Biogen Idec, Inc.(a)	843,624

1,910	Celgene Corp.(a)	112,957

10,780	Cephalon, Inc.(a)	665,342

7,080	Forest Laboratories, Inc., Class A(a)	226,418

10,098	Johnson & Johnson	624,561

2,868	Perrigo Co.	181,630

3,461	Thermo Fisher Scientific, Inc.(a)	191,601

		3,244,134

Retailing: 4.49%

10,557	Advance Auto Parts, Inc.	698,346

635	Priceline.com, Inc.(a)	253,714

11,730	Ross Stores, Inc.	741,922

9,730	TJX Cos., Inc.	431,915

		2,125,897

Semiconductors & Semiconductor Equipment: 0.88%

19,715	Intel Corp.	414,606

Shares		Value (Note 2)
Software & Services: 16.42%

15,020	Accenture Plc, Class A	$728,319

7,510	Factset Research Systems, Inc.	704,138

2,600	Google, Inc., Class A(a)	1,544,322

15,360	IAC/InterActiveCorp(a)	440,832

12,410	International Business Machines Corp.	1,821,292

46,525	Microsoft Corp.	1,298,978

39,355	Oracle Corp.	1,231,812

		7,769,693

Technology Hardware & Equipment: 13.64%

8,910	Apple, Inc.(a)	2,874,010

24,378	AVX Corp.	376,153

34,906	Cisco Systems, Inc.(a)	706,148

19,700	Dell, Inc.(a)	266,935

9,370	Harris Corp.	424,461

2,800	Itron, Inc.(a)	155,260

13,759	JDS Uniphase Corp.(a)	199,230

12,140	National Instruments Corp.	456,950

9,430	NetApp, Inc.(a)	518,273

7,280	QLogic Corp.(a)	123,906

51,910	Tellabs, Inc.	351,950

		6,453,276

Telecommunication Services: 1.00%

16,037	AT&T, Inc.	471,167

Transportation: 1.95%

12,723	United Parcel Service, Inc.	923,435

Utilities: 0.85%

17,827	AES Corp.(a)	217,133

9,382	NRG Energy, Inc.(a)	183,324

		400,457

	Total Common Stocks (Cost $39,893,886)	47,058,581

December 31, 2010	94	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Large Cap Growth Fund

Par Value		Value (Note 2)

SHORT -TERM BANK DEBT INSTRUMENTS: 0.66%
	Citibank-New York

$311,262	0.030%, due 01/03/11	$311,262

	Total Short -Term Bank Debt Instruments (Cost $311,262)	311,262

	Total Investments: 100.10% (Cost $40,205,148)	47,369,843

	Net Other Assets and Liabilities: (0.10)%	(49,048)

	Net Assets: 100.00%	$47,320,795

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	95	December 31, 2010

Portfolio of Investments (Note 11)

Forward Large Cap Value Fund

Shares		Value (Note 2)

COMMON STOCKS: 97.56%
Automobiles & Components: 0.83%

14,192	Ford Motor Co.(a)	$238,283

2,221	TRW Automotive Holdings Corp.(a)	117,047

		355,330

Banks: 2.62%

1,000	Bank of Hawaii Corp.	47,210

63,422	Fifth Third Bancorp	931,035

3,539	Prosperity Bancshares, Inc.	139,012

		1,117,257

Capital Goods: 7.38%

2,129	AGCO Corp.(a)	107,855

4,010	Alamo Group, Inc.	111,558

7,537	General Electric Co.	137,852

7,501	Honeywell International, Inc.	398,753

24,888	Northrop Grumman Corp.	1,612,244

11,440	Oshkosh Corp.(a)	403,146

2,893	Powell Industries, Inc.(a)	95,122

4,580	Sauer-Danfoss, Inc.(a)	129,385

2,367	Toro Co.	145,902

		3,141,817

Commercial Services & Supplies: 2.25%

2,140	Consolidated Graphics, Inc.(a)	103,640

2,581	Courier Corp.	40,057

5,374	M&F Worldwide Corp.(a)	124,139

37,524	RR Donnelley & Sons Co.	655,545

993	VSE Corp.	32,789

		956,170

Consumer Durables & Apparel: 5.06%

14,676	JAKKS Pacific, Inc.(a)	267,397

5,234	NIKE, Inc., Class B	447,088

16,692	VF Corp.	1,438,518

		2,153,003

Diversified Financials: 15.78%

3,400	Bank of America Corp.	45,356

8,924	Calamos Asset Management, Inc.	124,936

38,256	Capital One Financial Corp.	1,628,175

Shares		Value (Note 2)

432,234	Citigroup, Inc.(a)	$2,044,467

29,090	Discover Financial Services	539,038

49,340	JPMorgan Chase & Co.	2,093,002

27,019	NGP Capital Resources Co.	248,575

		6,723,549

Energy: 12.62%

32,175	Chevron Corp.	2,935,969

34,602	ConocoPhillips	2,356,396

1,114	Exxon Mobil Corp.	81,456

		5,373,821

Food & Staples Retailing: 1.56%

12,342	Wal-Mart Stores, Inc.	665,604

Food Beverage & Tobacco: 6.09%

7,378	ConAgra Foods, Inc.	166,595

3,243	Corn Products International, Inc.	149,178

4,177	Hormel Foods Corp.	214,113

16,700	John B. Sanfilippo & Son, Inc.(a)	207,748

20,738	Philip Morris International, Inc.	1,213,796

37,401	Tyson Foods, Inc.	644,045

		2,595,475

Health Care Equipment & Services: 4.04%

260	Cardinal Health, Inc.	9,961

9,342	Humana, Inc.(a)	511,381

33,157	UnitedHealth Group, Inc.	1,197,299

		1,718,641

Hotels Restaurants & Leisure: 0.30%

500	Darden Restaurants, Inc.	23,220

1,374	McDonald’s Corp.	105,468

		128,688

Household & Personal Products: 1.34%

44,851	Central Garden and Pet Co., Class A(a)	443,128

2,091	Oil-Dri Corp. of America	44,936

1,253	Procter & Gamble Co.	80,605

		568,669

December 31, 2010	96	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Large Cap Value Fund

Shares		Value (Note 2)
Insurance: 7.51%

7,843	ACE, Ltd.	$488,227

35,949	Assurant, Inc.	1,384,755

4,750	Transatlantic Holdings, Inc.	245,195

19,370	Travelers Cos., Inc.	1,079,103

		3,197,280

Materials: 2.83%

11,691	Domtar Corp.	887,580

2,521	Freeport-McMoRan Copper & Gold, Inc.	302,747

1,218	PH Glatfelter Co.	14,945

		1,205,272

Media: 2.64%

51,220	Comcast Corp., Class A	1,125,303

Pharmaceuticals & Biotechnology: 8.61%

44,763	Eli Lilly & Co.	1,568,496

33,878	Johnson & Johnson	2,095,353

1,577	KV Pharmaceutical Co., Class B(a)	4,069

		3,667,918

Real Estate: 0.25%

2,497	Annaly Capital Management, Inc.	44,746

610	Simon Property Group, Inc.	60,689

		105,435

Retailing: 2.27%

33,153	American Eagle Outfitters, Inc.	485,028

1,767	AutoZone, Inc.(a)	481,667

		966,695

Semiconductors & Semiconductor Equipment: 1.73%

35,151	Intel Corp.	739,226

Software & Services: 1.60%

4,644	International Business Machines Corp.	681,553

Technology Hardware & Equipment: 0.59%

6,450	Lexmark International, Inc.(a)	224,589

1,777	Vishay Intertechnology, Inc.(a)	26,086

		250,675

Shares		Value (Note 2)
Telecommunication Services: 5.07%

22,627	AT&T, Inc.	$664,781

6,900	USA Mobility, Inc.	122,613

38,297	Verizon Communications, Inc.	1,370,267

		2,157,661

Transportation: 0.33%

18,158	Hawaiian Holdings, Inc.(a)	142,359

Utilities: 4.26%

37,002	Exelon Corp.	1,540,763

15,666	Questar Corp.	272,745

		1,813,508

	Total Common Stocks (Cost $37,912,359)	41,550,909

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 2.50%
$1,063,647	Citibank-New York 0.030%, due 01/03/11	1,063,647

	Total Short-Term Bank Debt Instruments (Cost $1,063,647)	1,063,647

	Total Investments: 100.06% (Cost $38,976,006)	42,614,556

	Net Other Assets and Liabilities: (0.06)%	(26,221)

	Net Assets: 100.00%	$42,588,335

(a) Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	97	December 31, 2010

Portfolio of Investments (Note 11)

Forward Mortgage Securities Fund

Principal Amount		Value (Note 2)

ASSET-BACKED SECURITIES: 3.07%

$180,000	AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A2 1.220%, 10/08/13	$180,576

175,000	AmeriCredit Automobile Receivables Trust, Series 2010-B, Class A2 1.180%, 05/06/12	175,154

283,462	Capital Auto Receivables Asset Trust, Series 2007-4A, Class A4 5.300%, 05/15/14	290,874

222,903	Capital One Auto Finance Trust, Series 2006-B, Class A4 0.275%, 07/15/13(a)	221,819

700,000	Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A 0.510%, 06/15/13(a)	698,057

145,000	Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360%, 03/15/13	145,162

	Total Asset-Backed Securities (Cost $1,703,652)	1,711,642

COLLATERALIZED MORTGAGE OBLIGATIONS: 58.90%
Collateralized Mortgage Obligations-Other: 16.52%

185,000	Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4 5.450%, 01/15/17	193,284

290,000	Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 5.742%, 07/10/17(a)	309,374

294,752	Banc of America Funding Corp., Series 2004-B, Class 5A1 3.244%, 11/20/34(a)	251,429

114,965	Bank of America Alternative Loan Trust, Series 2003-10, Class 6A2 5.500%, 12/25/18	117,484

128,620	Bank of America Alternative Loan Trust, Series 2004-3, Class 4A1 5.000%, 04/25/19	130,279

472,999	Countrywide Alternative Loan Trust, Series 2005-23CB, Class A15 5.500%, 07/25/35	430,851

Principal Amount		Value (Note 2)

$ 102,223	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4 5.250%, 03/25/35	$102,518

308,143	Countrywide Alternative Loan Trust, Series 2005-86CB, Class A8 5.500%, 02/25/36	283,599

261,246	Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1A15 5.750%, 03/25/37	216,177

1,320,041	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-1, Class 1A1 0.761%, 02/25/35(a)	1,002,975

967,311	Government National Mortgage Association, Series 2006-106, Class SL 5.839%, 04/20/36(a)(b)	113,783

1,178,154	Government National Mortgage Association, Series 2006-62, Class SI 7.119%, 10/20/36(a)(b)	168,825

2,075,529	Government National Mortgage Association, Series 2007-35, Class KY 6.189%, 06/16/37(a)(b)	260,638

587,898	GSR Mortgage Loan Trust, Series 2004-9, Class 3A1 2.861%, 08/25/34(a)	539,018

586,555	GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1 2.940%, 01/25/35(a)	538,953

38,292	GSR Mortgage Loan Trust, Series 2006-2F, Class 2A15 5.750%, 02/25/36	38,835

72,408	Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A 0.591%, 09/19/35(a)	47,692

141,521	Homebanc Mortgage Trust, Series 2005-4, Class A1 0.531%, 10/25/35(a)	106,867

260,819	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1 5.764%, 03/25/37(a)	202,570

72,470	Lehman Mortgage Trust, Series 2005-2, Class 3A3 5.500%, 12/25/35	68,059

December 31, 2010	98	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Mortgage Securities Fund

Principal Amount		Value (Note 2)

Collateralized Mortgage Obligations-Other (continued): 16.52%

$ 190,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 6.163%, 07/12/17(a)	$204,795

254,913	MLCC Mortgage Investors, Inc., Series 2003-F, Class A1 0.581%, 10/25/28(a)	243,559

270,873	Mortgage IT Trust, Series 2004-1, Class A1 0.651%, 11/25/34(a)	236,141

157,987	Residential Accredit Loans, Inc., Series 2005-QS1, Class A5 5.500%, 01/25/35	139,484

245,000	SLM Student Loan Trust, Series 2008-5, Class A3 1.588%, 01/25/18(a)	252,068

625,000	SLM Student Loan Trust, Series 2008-5, Class A4 1.988%, 07/25/23(a)	651,271

237,857	Structured Asset Securities Corp., Series 2005-5, Class 2A4 5.500%, 04/25/35(a)	229,489

638,972	Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.381%, 08/25/11(a)	633,488

215,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3 5.678%, 07/15/17	224,700

1,422,468	Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, 06/25/37	1,270,769

		9,208,974

Federal Home Loan Mortgage Corp (FHLMC): 2.42%

178,526	FHLMC 4.698%, 03/01/38(a)	187,895

245,901	5.145%, 07/01/38(a)	260,731

255,321	5.157%, 03/01/38(a)	270,870

445,410	FHLMC, REMICS 0.660%, 09/15/36(a)	448,521

173,214	4.500%, 05/15/22	178,074

		1,346,091

Principal Amount		Value (Note 2)

Federal Home Loan Mortgage Corp (FHLMC)-Pass- Through-Agency: 11.21%

$ 365,183	FHLMC-Gold 4.500%, 07/01/39	$377,530

276,584	4.500%, 08/01/40	283,775

982,731	4.500%, 09/01/40	1,008,280

1,244,856	4.500%, 09/01/40	1,277,220

2,252,424	4.500%, 09/01/40	2,310,983

848,468	5.000%, 09/01/33	895,832

9,935	5.500%, 01/01/29	10,662

53	7.000%, 06/01/15	57

5,545	7.500%, 09/01/14	5,995

343	8.000%, 07/01/24	400

2,137	8.000%, 07/01/24	2,498

24,927	8.000%, 07/01/24	29,134

1,881	8.000%, 08/01/24	2,199

25,469	8.000%, 07/01/25	29,721

217	8.000%, 09/01/25	253

648	8.000%, 11/01/25	758

2,704	8.000%, 12/01/25	3,155

155	8.000%, 01/01/26	181

5,207	8.000%, 06/01/26	6,096

		6,244,729

Federal National Mortgage Association (FNMA)-Pass- Through Agency: 27.14%

197,248	FNMA 4.449%, 06/01/38	207,351

2,592,490	4.500%, 11/01/39	2,664,750

291,322	4.500%, 09/01/40	299,397

993,614	4.500%, 09/01/40	1,021,154

211,000	4.826%, 08/01/38	222,841

543,785	5.000%, 01/01/23	577,317

299,641	5.000%, 03/01/23	319,118

2,427,032	5.000%, 11/01/33	2,567,332

244,227	5.157%, 07/01/38	258,951

210,006	5.311%, 08/01/38	222,886

250,159	5.500%, 03/01/34	269,685

See Notes to Financial Statements	99	December 31, 2010

Portfolio of Investments (Note 11)

Forward Mortgage Securities Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA)-Pass- Through Agency (continued): 27.14%

$1,957,709	5.500%, 04/01/34	$2,102,453

3,375,982	5.500%, 07/01/34	3,634,217

650,214	5.500%, 01/01/38	700,153

47,263	7.500%, 09/01/29	54,210

6,160	7.500%, 12/01/31	7,079

		15,128,894

Government National Mortgage Association (GNMA): 0.12%

584,890	GNMA, Series 2007-19, Class SJ 5.939%, 04/20/37(a)(b)	64,141

Government National Mortgage Association (GNMA)-Pass- Through-Agency: 1.49%

727,951	GNMA 4.500%, 05/15/40	756,988

17,286	5.500%, 04/15/14	18,329

2,310	6.500%, 08/15/14	2,522

14,403	6.500%, 12/15/23	16,326

1,544	7.500%, 10/15/29	1,786

28,245	8.000%, 09/20/26	33,236

		829,187

	Total Collateralized Mortgage Obligations (Cost $32,307,114)	32,822,016

PROJECT LOANS: 0.00%(c)

2,148	Merrill Lynch 42 7.430%, 09/01/22(d)(e)	2,034

	Total Project Loans (Cost $2,175)	2,034

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 37.00%
$20,615,153	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/11	$20,615,153

	Total Short-Term Bank Debt Instruments (Cost $20,615,153)	20,615,153

	Total Investments: 98.97% (Cost $54,628,094)	55,150,845

	Net Other Assets and Liabilities: 1.03%	573,233

	Net Assets: 100.00%	$55,724,078

Contracts

SCHEDULE OF OPTIONS WRITTEN
20	U.S. 10 Year Treasury Note, Expires February 2011, Strike Price $123.00 Put	$(60,938)

	Total Options Written (Proceeds $13,388)	$(60,938)

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010.

(b) Interest only security.

(c) Less than 0.005%.

(d) Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees.

(e) Fair valued security under the procedures approved by the Fund’s Board of Trustees.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

REMICS — Real Estate Mortgage Investment Conduits

Security determined to be illiquid under procedures approved by the Fund’s Board of Trustees.

Information related to the illiquid security is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
12/22/97-08/07/07	Merrill Lynch 42(e) 7.430%, 09/01/22	$2,175	$2,034	0.00%(c)

December 31, 2010	100	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Mortgage Securities Fund

FORWARD COMMITMENT

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Purchase Commitments at December 31, 2010: 123.28% (Cost Payable $68,501,891)
FHLMC, Gold	4.000%	01/13/11	$2,300,000	$2,283,829
FHLMC, Gold	4.500%	01/13/11	1,000,000	1,025,000
FHLMC, Gold	4.500%	01/19/11	200,000	208,969
FHLMC, Gold	5.000%	01/13/11	2,800,000	2,936,937
FHLMC, Gold	5.500%	01/13/11	3,600,000	3,836,815
FHLMC, Gold	6.000%	01/13/11	3,000,000	3,249,846
FNMA	3.500%	01/13/11	1,600,000	1,528,499
FNMA	4.000%	01/13/11	4,400,000	4,378,000
FNMA	4.000%	01/19/11	2,500,000	2,575,390
FNMA	4.500%	01/13/11	7,000,000	7,187,033
FNMA	4.500%	01/19/11	1,900,000	1,992,329
FNMA	5.000%	01/13/11	1,800,000	1,892,531
FNMA	5.000%	01/19/11	500,000	530,547
FNMA	5.500%	01/13/11	700,000	749,000
FNMA	5.500%	01/19/11	500,000	537,578
FNMA	5.500%	02/01/11	9,600,000	10,254,001
FNMA	6.000%	01/13/11	5,800,000	6,304,786
FNMA	6.500%	01/13/11	900,000	1,000,265
GNMA	4.000%	01/20/11	2,300,000	2,316,171
GNMA	4.500%	01/20/11	6,000,000	6,230,627
GNMA	5.000%	01/20/11	3,700,000	3,934,143
GNMA	5.000%	01/20/11	700,000	744,302
GNMA	5.500%	01/20/11	300,000	324,235
GNMA	6.000%	01/20/11	1,000,000	1,099,688
GNMA	6.500%	01/20/11	1,400,000	1,577,407
				$68,697,928

Description	Interest Rate	Maturity Date	Principal Amount	Value
TBA Sale Commitments at December 31, 2010: (64.03)% (Proceeds Receivable $35,559,254)
FHLMC, Gold	4.500%	01/13/11	$(1,300,000)	$(1,332,500)
FHLMC, Gold	4.000%	01/13/11	(1,500,000)	(1,489,454)
FNMA	6.500%	01/13/11	(900,000)	(1,000,265)
FNMA	6.000%	01/13/11	(2,300,000)	(2,500,174)
FNMA	5.500%	01/13/11	(6,300,000)	(6,741,000)
FNMA	5.500%	02/01/11	(900,000)	(961,313)
FNMA	5.500%	03/10/11	(4,800,000)	(5,115,000)
FNMA	5.000%	02/10/11	(2,300,000)	(2,413,924)
FNMA	4.500%	01/13/11	(1,200,000)	(1,232,063)
FNMA	4.500%	02/10/11	(3,300,000)	(3,378,890)
FNMA	4.000%	01/13/11	(3,400,000)	(3,383,000)
GNMA	5.500%	01/20/11	(200,000)	(216,156)
GNMA	5.000%	01/20/11	(700,000)	(744,297)
GNMA	4.500%	01/20/11	(4,300,000)	(4,465,283)
GNMA	4.000%	01/20/11	(700,000)	(704,922)
				$(35,678,241)

See Notes to Financial Statements	101	December 31, 2010

Portfolio of Investments (Note 11)

Forward Mortgage Securities Fund

FUTURES CONTRACTS

At December 31, 2010, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Value	Unrealized Gain/(Loss)
90-Day EURO Dollar	Short	(7)	03/14/11	$(1,743,613)	$(1,496)
90-Day EURO Dollar	Short	(7)	06/13/11	(1,742,300)	(1,400)
90-Day EURO Dollar	Short	(7)	09/19/11	(1,740,288)	(1,100)
90-Day EURO Dollar	Short	(8)	12/19/11	(1,985,400)	(2,309)
90-Day EURO Dollar	Short	(4)	03/19/12	(990,500)	1,914
90-Day EURO Dollar	Short	(5)	06/18/12	(1,234,750)	2,765
90-Day EURO Dollar	Short	(5)	09/17/12	(1,231,313)	4,849
90-Day EURO Dollar	Short	(3)	12/17/12	(736,613)	916
90-Day EURO Dollar	Short	(3)	03/18/13	(734,513)	1,729
90-Day EURO Dollar	Short	(2)	06/17/13	(488,250)	4,007
90-Day EURO Dollar	Short	(2)	09/16/13	(486,900)	4,395
US 10 Year Future Note	Short	(4)	03/22/11	(481,750)	(2,445)
US 2 Year Future Note	Short	(13)	03/31/11	(2,845,783)	5,056
US 5 Year Future Note	Short	(19)	03/31/11	(2,236,657)	(2,090)
				$(18,678,630)	$14,791

December 31, 2010	102	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward SMIDPlus Fund

Principal Amount		Value (Note 2)

AGENCY NOTES: 9.13%
Federal Farm Credit Bank (FFCB): 2.98%

	FFCB, Bonds

$ 5,000,000	2.875%, 06/03/19	$4,804,170

Federal National Mortgage Association (FNMA): 6.15%

	FNMA, Notes

10,000,000	1.000%, 09/17/15(a)	9,922,620

	Total Agency Notes (Cost $14,956,952)	14,726,790

AGENCY PASS-THROUGH SECURITIES: 14.73%
Federal Home Loan Mortgage Corp (FHLMC): 5.27%

	FHLMC

11,935	1.750%, 12/01/17(b)	12,236

26,871	1.931%, 06/01/20(b)	27,674

168,388	2.165%, 12/01/35(b)	174,408

47,199	2.202%, 10/01/28(b)	48,778

157,471	2.365%, 08/01/33(b)	163,594

5,225	2.369%, 01/01/26(b)	5,326

27,852	2.465%, 05/01/33(b)	29,029

5,262	2.500%, 11/01/22(b)	5,310

615,976	2.507%, 09/01/33(b)	623,283

6,194	2.513%, 09/01/30(b)	6,482

67,436	2.516%, 09/01/28(b)	70,462

12,770	2.517%, 10/01/31(b)	12,818

9,663	2.526%, 09/01/27(b)	10,107

164,022	2.555%, 07/01/30(b)	171,987

65,959	2.564%, 05/01/36(b)	69,212

11,108	2.576%, 10/01/32(b)	11,150

9,010	2.578%, 12/01/27(b)	9,428

36,072	2.585%, 02/01/34(b)	37,560

37,728	2.591%, 07/01/31(b)	39,563

79,043	2.593%, 02/01/35(b)	82,298

25,180	2.595%, 07/01/33(b)	26,290

13,483	2.600%, 02/01/32(b)	13,979

21,182	2.600%, 02/01/35(b)	21,943

9,472	2.605%, 12/01/27(b)	9,906

54,671	2.619%, 11/01/28(b)	57,166

14,900	2.625%, 04/01/32(b)	15,533

Principal Amount		Value (Note 2)

$ 92,683	2.635%, 08/01/35(b)	$96,655

1,171	2.644%, 03/01/24(b)	1,174

22,159	2.667%, 08/01/32(b)	23,123

9,912	2.691%, 01/01/24(b)	9,959

189,303	2.744%, 03/01/32(b)	197,980

23,469	2.754%, 09/01/30(b)	24,647

160,523	2.776%, 09/01/31(b)	161,552

133,937	2.784%, 04/01/33(b)	139,051

41,381	2.875%, 02/01/33(b)	42,733

18,835	2.888%, 03/01/33(b)	19,643

20,937	2.915%, 03/01/19(b)	21,497

25,128	2.922%, 11/01/26(b)	25,867

21,412	2.961%, 02/01/31(b)	22,446

89,046	3.000%, 04/01/18(b)	91,096

20,790	3.027%, 05/01/35(b)	21,841

63,007	3.145%, 01/01/29(b)	65,821

6,308	3.307%, 06/01/19(b)	6,334

35,958	3.753%, 05/01/24(b)	36,097

6,594	3.986%, 10/01/22(b)	6,932

114,912	4.158%, 01/01/37(b)	119,828

107,515	4.178%, 12/01/35(b)	112,093

28,124	4.236%, 06/01/18(b)	28,325

26,565	5.464%, 06/01/37(b)	28,179

33,029	5.465%, 06/01/35(b)	34,999

81,791	5.606%, 11/01/30(b)	84,357

117,063	6.008%, 02/01/36(b)	121,107

17,567	6.273%, 09/01/36(b)	18,409

21,900	6.428%, 01/01/37(b)	23,240

	FHLMC, Gold

65,925	2.067%, 07/01/29(b)	68,347

8,126	2.414%, 07/01/19(b)	8,480

18,889	2.466%, 01/01/31(b)	18,957

3,305	2.526%, 12/01/22 (b)	3,415

3,447	2.564%, 03/01/17(b)	3,452

34,044	2.586%, 09/01/30(b)	35,396

See Notes to Financial Statements	103	December 31, 2010

Portfolio of Investments (Note 11)

Forward SMIDPlus Fund

Principal Amount		Value (Note 2)

Federal Home Loan Mortgage Corp (FHLMC) (continued): 5.27%

$ 5,105	2.741%, 01/01/28(b)	$5,356

32,205	2.834%, 02/01/25(b)	33,613

68,156	2.864%, 06/01/35(b)	71,509

39,803	2.875%, 10/01/26(b)	41,389

40,438	4.704%, 10/01/20(b)	41,959

4,520,113	5.000%, 08/01/20	4,829,357

8,292	5.503%, 08/01/24(b)	8,780

		8,510,517

Federal National Mortgage Association (FNMA): 9.46%

	FNMA

85,447	1.223%, 09/01/22(b)	85,615

8,513	1.701%, 06/01/21(b)	8,473

32,421	1.737%, 01/01/31(b)	32,916

21,166	1.739%, 03/01/28(b)	21,784

226,083	1.742%, 06/01/40(b)	230,056

8,060	1.742%, 07/01/40(b)	8,201

86,517	1.742%, 11/01/40(b)	87,796

17,106	1.836%, 11/01/33(b)	17,687

8,228	1.854%, 11/01/33(b)	8,469

9,959	1.911%, 09/01/33(b)	10,298

20,665	1.948%, 05/01/32(b)	21,233

23,564	1.965%, 09/01/27(b)	24,512

42,405	1.965%, 01/01/35(b)	43,713

66,154	2.000%, 10/01/34(b)	68,269

30,326	2.027%, 01/01/35(b)	31,416

82,932	2.035%, 11/01/35(b)	85,984

93,830	2.052%, 05/01/33(b)	97,072

35,353	2.059%, 11/01/33(b)	36,671

52,644	2.059%, 05/01/35(b)	54,695

85,764	2.063%, 06/01/35(b)	89,116

21,435	2.064%, 01/01/20(b)	22,109

100,303	2.064%, 05/01/29(b)	100,359

32,483	2.066%, 08/01/33(b)	33,426

66,517	2.070%, 11/01/35(b)	69,083

Principal Amount		Value (Note 2)

$ 19,929	2.133%, 04/01/18(b)	$20,426

28,665	2.140%, 01/01/23(b)	29,536

23,509	2.158%, 11/01/18(b)	23,503

110,238	2.160%, 11/01/34(b)	114,498

18,338	2.170%, 04/01/18(b)	18,759

148,052	2.200%, 12/01/34(b)	152,848

216,687	2.202%, 02/01/33(b)	224,612

94,837	2.256%, 04/01/34(b)	98,451

70,362	2.265%, 12/01/32(b)	72,947

118,660	2.270%, 11/01/34(b)	123,379

46,059	2.288%, 10/01/32(b)	47,998

464,740	2.293%, 11/01/35(b)	480,763

261,145	2.296%, 06/01/35(b)	270,601

65,231	2.302%, 02/01/25(b)	67,233

14,982	2.330%, 08/01/29(b)	15,558

14,230	2.343%, 11/01/17(b)	14,791

15,296	2.379%, 12/01/32(b)	15,922

36,991	2.385%, 06/01/33(b)	38,409

162,558	2.390%, 03/01/33(b)	168,322

137,152	2.400%, 07/01/29(b)	137,852

13,995	2.444%, 12/01/24(b)	14,242

26,189	2.452%, 04/01/33(b)	27,299

11,770	2.456%, 01/01/25(b)	11,834

37,618	2.456%, 01/01/33(b)	39,192

81,619	2.474%, 02/01/35(b)	84,737

29,784	2.474%, 10/01/35(b)	30,931

67,819	2.480%, 07/01/33(b)	70,930

13,256	2.484%, 04/01/33(b)	13,828

58,588	2.500%, 04/01/32(b)	61,009

7,586	2.501%, 05/01/32(b)	7,901

97,787	2.518%, 02/01/33(b)	101,081

88,453	2.521%, 07/01/35(b)	92,484

24,311	2.535%, 06/01/32(b)	25,428

61,268	2.552%, 05/01/33(b)	63,757

30,364	2.554%, 03/01/35(b)	31,687

December 31, 2010	104	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward SMIDPlus Fund

Principal Amount		Value (Note 2)

Federal National Mortgage Association (FNMA) (continued): 9.46%

$ 68,326	2.563%, 03/01/38(b)	$71,236

40,236	2.565%, 09/01/39(b)	41,924

175,092	2.579%, 02/01/37(b)	182,571

64,441	2.584%, 04/01/33(b)	67,140

124,079	2.585%, 07/01/34(b)	129,564

8,118	2.592%, 05/01/33(b)	8,454

49,507	2.598%, 12/01/35(b)	52,078

23,477	2.645%, 09/01/33(b)	24,657

5,674	2.654%, 07/01/29(b)	5,930

173,667	2.659%, 07/01/33(b)	181,677

72,768	2.681%, 11/01/34(b)	76,029

16,035	2.687%, 07/01/34(b)	16,794

18,804	2.690%, 07/01/28(b)	19,728

66,240	2.691%, 03/01/35(b)	69,189

18,672	2.694%, 12/01/32(b)	19,399

66,625	2.700%, 12/01/34(b)	69,748

105,834	2.710%, 07/01/28(b)	110,958

64,455	2.750%, 01/01/28(b)	67,709

38,000	2.750%, 10/01/33(b)	39,630

109,900	2.760%, 10/01/36(b)	115,496

56,917	2.792%, 01/01/33(b)	59,077

48,211	2.906%, 12/01/30(b)	50,685

264,629	2.982%, 06/01/36(b)	276,402

5,098	3.000%, 09/01/17(b)	5,146

56,926	3.000%, 10/01/17(b)	57,462

97,483	3.106%, 05/01/36(b)	100,550

52,178	3.189%, 04/01/40(b)	54,925

85,289	3.315%, 04/01/36(b)	89,497

7,506	3.357%, 04/01/33(b)	7,842

111,594	3.395%, 05/01/31(b)	115,467

127,041	3.535%, 07/01/33(b)	131,726

7,131	4.015%, 10/01/27(b)	7,302

171,927	4.085%, 11/01/29(b)	180,890

4,562,542	4.500%, 07/01/20	4,813,226

2,751	5.020%, 02/01/18(b)	2,734

Principal Amount		Value (Note 2)

$ 96,263	5.021%, 02/01/35(b)	$101,196

1,691,869	5.140%, 01/01/16	1,842,576

147,835	5.230%, 06/01/17(b)	151,927

1,421,623	5.500%, 01/01/15	1,552,523

36,407	5.664%, 03/01/36(b)	38,158

34,534	5.857%, 04/01/36(b)	36,103

21,016	5.935%, 04/01/36(b)	21,827

90,898	6.165%, 04/01/32(b)	95,785

		15,264,638

	Total Agency Pass-Through Securities (Cost $23,821,068)	23,775,155

ASSET-BACKED SECURITIES: 19.58%
	Bank of America Commercial Mortgage, Inc., Series 2005-2, Class A4

1,900,573	4.783%, 07/10/43	1,972,627

	Bank of America Credit Card Trust, Series 2006-A13

4,140,000	0.280%, 05/16/16(b)	4,090,912

	Capital One Multi-Asset Execution Trust, Series 2008-A5, Class A5

5,000,000	4.850%, 02/18/14	5,062,540

	Chase Issuance Trust, Series 2008-A6

5,000,000	1.460%, 05/15/15(b)	5,111,721

	Citibank Credit Card Issuance Trust, Series 2005-A3

3,218,000	0.331%, 04/24/14(b)	3,209,701

	Discover Card Master Trust, Series 2009-A1

5,000,000	1.560%, 12/15/14(b)	5,067,820

	Northstar Education Finance, Inc., Revenue Bonds

5,000,000	0.665%, 04/29/19(b)	4,940,950

See Notes to Financial Statements	105	December 31, 2010

Portfolio of Investments (Note 11)

Forward SMIDPlus Fund

Principal Amount		Value (Note 2)

ASSET-BACKED SECURITIES (continued): 19.58%

	World Financial Network Credit Card Master Trust, Series 2010-A, Class B

$2,000,000	6.750%, 04/15/19	$2,144,450

	Total Asset-Backed Securities (Cost $31,761,709)	31,600,721

CORPORATE BONDS: 27.46%
Financials: 24.47%

	Bank of America Corp., Series 1999-3, Class B5

5,000,000	0.549%, 10/14/16(b)	4,440,170

	Citigroup, Inc., Sr. Unsec. Notes

5,000,000	0.428%, 03/07/14(b)	4,807,300

	General Electric Capital Corp., Sr. Unsec. Notes

5,000,000	0.562%, 09/15/14(b)	4,856,935

8,000,000	2.800%, 01/08/13	8,182,400

	Goldman Sachs Group, Inc., Sr. Unsec. Notes

5,000,000	0.688%, 07/22/15(b)	4,796,010

	Morgan Stanley, Sr. Unsec. Bonds

5,000,000	5.000%, 09/22/19(b)	4,965,395

	SLM Corp., Sr. Unsec. Notes, Series BEd

1,259,000	3.394%, 06/15/13(b)	1,198,392

	SLM Corp., Sr. Unsec. Notes, Series BED3

1,640,000	2.894%, 12/15/14(b)	1,399,822

	Wells Fargo & Co., Sr. Unsec. Notes

5,000,000	0.488%, 10/28/15(b)	4,829,125

		39,475,549

Technology: 2.99%

	CA, Inc., Sr. Unsec. Notes

2,000,000	6.125%, 12/01/14	2,194,594

	Pitney Bowes, Inc., Sr. Unsec. Notes

2,500,000	5.000%, 03/15/15	2,629,453

		4,824,047

	Total Corporate Bonds (Cost $44,196,111)	44,299,596

Principal Amount		Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.61%
Federal Home Loan Mortgage Corp (FHLMC): 2.87%

	FHLMC, REMICS

$4,380,768	5.000%, 01/15/34	$4,625,582

Federal National Mortgage Association (FNMA): 5.74%

	FNMA, REMICS

4,258,905	4.500%, 06/25/21	4,551,193

4,435,931	5.000%, 08/25/15	4,719,498

		9,270,691

	Total Collateralized Mortgage Obligations (Cost $13,939,743)	13,896,273

U.S. TREASURY BONDS & NOTES: 10.61%
	U.S. Treasury Notes

4,000,000	1.000%, 09/30/11(c)	4,022,188

5,000,000	1.000%, 12/31/11	5,033,400

4,000,000	1.125%, 06/30/11(c)	4,019,064

4,000,000	4.750%, 03/31/11(c)	4,044,220

	Total U.S. Treasury Bonds & Notes (Cost $17,116,971)	17,118,872

MUNICIPAL BONDS: 0.93%
	Cook County Community High School District, No. 219 Niles Township, Series C, General Obligation Limited Taxable Bonds

520,000	2.700%, 12/01/14	516,937

	Mount Diablo California Unified School District, General Obligation Unlimited Taxable Bonds, Series B

1,000,000	3.009%, 08/01/15	979,400

	Total Municipal Bonds (Cost $1,523,848)	1,496,337

MORTGAGE SECURITIES: 0.45%
	Countrywide Alternative Loan Trust, Series 2002-18, Class A2

717,970	5.250%, 02/25/33	728,207

	Total Mortgage Securities (Cost $731,351)	728,207

December 31, 2010	106	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward SMIDPlus Fund

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 8.35%
	Wells Fargo Bank & Co.-San Francisco

$13,472,087	0.030%, due 01/03/11	$13,472,087

	Total Short-Term Bank Debt Instruments (Cost $13,472,087)	13,472,087

	Total Investments: 99.85% (Cost $161,519,840)	161,114,038

	Net Other Assets and Liabilities: 0.15%	240,362

	Net Assets: 100.00%	$161,354,400

(a) Represents a step bond. Rate disclosed is as of December 31, 2010.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010.

(c) Security, or portion of security, is being held as collateral for swap contracts.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Bps — Basis Points

LIBOR — London Interbank Offered Rate

Sr. — Senior

Unsec. — Unsecured

REMICS — Real Estate Mortgage Investment Conduits

OUTSTANDING TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Loss
BNP Paribas	Russell 2500 Total Return Index	1-month LIBOR minus 5.5 Bps	Total Return	9/30/2013	139,455,993	$(347,379)
BNP Paribas	Russell 2500 Total Return Index	1-month LIBOR minus 5.5 Bps	Total Return	9/30/2013	18,370,227	(45,759)
					157,826,220	$(393,138)

See Notes to Financial Statements	107	December 31, 2010

Portfolio of Investments (Note 11)

Forward Strategic Alternatives Fund

Shares		Value (Note 2)

EXCHANGE-TRADED FUNDS: 53.05%

184,800	iShares Dow Jones U.S. Real Estate Index Fund	$10,341,408

242,575	PIMCO Enhanced Short Maturity Strategy Fund(a)	24,429,728

156,900	Vanguard Short-Term Bond ETF	12,624,174

	Total Exchange-Traded Funds (Cost $47,414,630)	47,395,310

Principal Amount

STRUCTURED NOTES: 34.60%

	BNP Paribas, Bank Guaranteed Note Links to the BNP Millennium Index

$15,000,000	0.190%, 09/16/11(b)	18,862,008

	Svensk Exportkredit AB MTN, Linked to DB Balanced Currency Harvest Index

8,000,000	0.000%, 04/28/11	7,716,000

4,500,000	0.000%, 03/16/12	4,331,250

	Total Structured Notes (Cost $28,177,599)	30,909,258

Par Value		Value (Note 2)

SHORT-TERM BANK DEBT INSTRUMENTS: 12.32%

$11,010,520	Wells Fargo Bank & Co.-San Francisco 0.030%, due 01/03/11	$11,010,520

	Total Short-Term Bank Debt Instruments (Cost $11,010,520)	11,010,520

	Total Investments: 99.97% (Cost $86,602,749)	89,315,088

	Net Other Assets and Liabilities: 0.03%	28,940

	Net Assets: 100.00%	$89,344,028

(a) Security, or portion of security, has been pledged as collateral for swap contracts.

(b) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010.

Percentages are stated as a percent of net assets.

Investment Abbreviations:

Bps — Basis Points

ETF — Exchange-Traded Fund

MTN — Medium-Term Notes

OUTSTANDING TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Gain/(Loss)
Barclays Capital	Barclays Capital Intelligent Carry Index	85 Bps	Total Return	07/31/13	24,739,662	$(73,409)
Barclays Capital	Barclays Capital PRISM Index	125 Bps	Total Return	10/26/11	25,000,000	218,686
Barclays Capital	Barclays Capital Q-BES Large Cap US Excess Return Index	—	Total Return	10/31/11	25,237,977	48,267
BNP Paribas	BNP GURU US Long/Short Excess Return Index	75 Bps	Total Return	10/31/11	25,420,896	52,130
					100,398,535	$245,674

December 31, 2010	108	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward U.S. Government Money Fund

Principal Amount		Value (Note 2)

U.S. AGENCY BONDS: 60.12%
Federal Farm Credit Bank (FFCB): 9.36%

	Federal Farm Credit Bank, Variable Rate

$50,000,000	0.240%, 01/01/11, 02/16/11(a)	$50,000,000

Federal Home Loan Bank (FHLB): 31.83%

	Federal Home Loan Bank

10,000,000	0.300%, 10/28/11	10,000,000

10,000,000	0.400%, 10/03/11	10,000,720

15,000,000	0.400%, 12/02/11	15,000,000

15,000,000	0.500%, 12/23/11	15,000,000

15,000,000	1.625%, 01/21/11	15,008,367

	Federal Home Loan Bank, Variable Rate

25,000,000	0.280%, 01/01/11, 10/20/11(a)	25,000,000

25,000,000	0.290%, 01/01/11, 05/27/11(a)	25,001,014

25,000,000	0.310%, 01/01/11, 07/07/11(a)	25,000,000

30,000,000	0.333%, 01/05/11, 07/29/11(a)	30,000,000

		170,010,101

Federal Home Loan Mortgage Corporation (FHLMC): 10.11%

	Federal Home Loan Mortgage Corporation

20,000,000	1.500%, 01/07/11	20,002,593

	Federal Home Loan Mortgage Corporation, Discount Notes

10,000,000	0.210%, 03/14/11(b)	9,995,800

4,000,000	0.380%, 03/07/11(b)	3,997,256

	Federal Home Loan Mortgage Corporation, Variable Rate

20,000,000	0.340%, 01/01/11, 01/09/12(a)	20,016,631

		54,012,280

Federal National Mortgage Association (FNMA): 6.20%

	Federal National Mortgage Association, Discount Notes

18,150,000	0.246%, 04/25/11(b)	18,135,919

15,000,000	0.330%, 02/22/11(b)	14,992,850

		33,128,769

Principal Amount		Value (Note 2)

United States Treasury Bills: 2.62%

	United States Treasury Bills, Discount Notes

$ 14,000,000	0.117%, 01/06/11(b)	$13,999,776

	Total U.S. Agency Bonds (Cost $321,150,926)	321,150,926

REPURCHASE AGREEMENTS: 37.44%
200,000,000	Repurchase agreement with South Street Securities LLC, 0.100%, dated 12/31/10 and maturing 01/03/11 with a repurchase amount of $200,000,548 collateralized by several FHLMC, FNMA and United States Treasury Securities with rates ranging from 1.250% to 5.000% and with maturity dates ranging from 08/15/11 to 07/22/30 with a collateral value $204,401,650.	200,000,000

	Total Repurchase Agreements (Cost $200,000,000)	200,000,000

	Total Investments: 97.56% (Cost $521,150,926)	521,150,926

	Net Other Assets and Liabilities: 2.44%	13,045,784

	Net Assets: 100.00%	$534,196,710

(a) Interest rate will change at a future date. Interest rate shown reflects the rate in effect at December 31, 2010. The first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

(b) Rate shown represents the bond equivalent yield to maturity at date of purchase.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	109	December 31, 2010

Portfolio of Investments (Note 11)

Forward Aggressive Growth Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 99.39%

535,107	Forward Emerging Markets Fund — Institutional Class	22.18%	$11,403,124

417,670	Forward Frontier MarketStrat Fund — Class Z	10.10%	5,191,639

1,183,509	Forward International Equity Fund — Class Z	36.68%	18,853,301

96,202	Forward Large Cap Growth Fund — Class Z	4.72%	2,424,287

150,374	Forward Large Cap Value Fund — Class Z	5.05%	2,598,469

311,908	Forward SMIDPlus Fund — Class Z	15.73%	8,087,772

228,796	Forward Strategic Alternatives Fund — Class Z	4.93%	2,535,064

	Total Affiliated Investment Companies (Cost $55,685,942)		51,093,656

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 1.00%
	Citibank-New York

$515,315	0.030%, due 01/03/11		515,315

	Total Short-Term Bank Debt Instruments (Cost $515,315)		515,315

	Total Investments: 100.39% (Cost $56,201,257)		51,608,971

	Net Other Assets and Liabilities: (0.39)%		(200,728)

	Net Assets: 100.00%		$51,408,243

Percentages are stated as a percent of net assets.

December 31, 2010	110	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Balanced Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 99.40%

576,615	Forward Emerging Markets Fund — Institutional Class	10.15%	$12,287,661

1,466,413	Forward Frontier MarketStrat Fund — Class Z	15.06%	18,227,518

798,735	Forward High Yield Bond Fund — Class Z	6.61%	8,003,322

737,620	Forward International Equity Fund — Class Z	9.71%	11,750,294

2,656,279	Forward Investment Grade Fixed-Income Fund —Class Z	23.68%	28,661,245

288,427	Forward Large Cap Growth Fund — Class Z	6.00%	7,268,369

421,453	Forward Large Cap Value Fund — Class Z	6.02%	7,282,713

859,045	Forward Mortgage Securities Fund — Class Z	9.58%	11,597,105

357,602	Forward SMIDPlus Fund — Class Z	7.66%	9,272,619

539,059	Forward Strategic Alternatives Fund — Class Z	4.93%	5,972,770

	Total Affiliated Investment Companies (Cost $123,134,566)		120,323,616

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.69%
	Citibank-NewYork

$835,381	0.030%, due 01/03/11		835,381

	Total Short-Term Bank Debt Instruments (Cost $835,381)		835,381

	Total Investments: 100.09% (Cost $123,969,947)		121,158,997

	Net Other Assets and Liabilities: (0.09)%		(114,536)

	Net Assets: 100.00%		$121,044,461

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	111	December 31, 2010

Portfolio of Investments (Note 11)

Forward Growth & Income Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 99.17%

606,087	Forward Emerging Markets Fund — Institutional Class	12.08%	$12,915,710

1,634,873	Forward Frontier MarketStrat Fund — Class Z	19.01%	20,321 ,468

518,677	Forward High Yield Bond Fund — Class Z	4.86%	5,197,143

651,259	Forward International Equity Fund — Class Z	9.70%	10,374,550

1,747,062	Forward Investment Grade Fixed-Income Fund — Class Z	17.63%	18,850,801

313,889	Forward Large Cap Growth Fund — Class Z	7.40%	7,910,006

456,338	Forward Large Cap Value Fund — Class Z	7.38%	7,885,517

563,634	Forward Mortgage Securities Fund — Class Z	7.12%	7,609,061

374,498	Forward SMIDPlus Fund — Class Z	9.08%	9,710,740

473,927	Forward Strategic Alternatives Fund — Class Z	4.91%	5,251,115

	Total Affiliated Investment Companies (Cost $112,725,880)		106,026,111

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.99%
	Citibank-New York

$1,062,716	0.030%, due 01/03/11		1,062,716

	Total Short-Term Bank Debt Instruments (Cost $1,062,716)		1,062,716

	Total Investments: 100.16% (Cost $113,788,596)		107,088,827

	Net Other Assets and Liabilities: (0.16)%		(169,124)

	Net Assets: 100.00%		$106,919,703

Percentages are stated as a percent of net assets.

December 31, 2010	112	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Growth Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 99.34%

1,352,032	Forward Emerging Markets Fund — Institutional Class	28.17%	$28,811,810

1,648,084	Forward Frontier MarketStrat Fund — Class Z	20.02%	20,485,683

169,500	Forward High Yield Bond Fund — Class Z	1.66%	1,698,391

611,123	Forward International Equity Fund — Class Z	9.52%	9,735,194

554,037	Forward Investment Grade Fixed-Income Fund — Class Z	5.84%	5,978,062

301,124	Forward Large Cap Growth Fund — Class Z	7.42%	7,588,324

431,174	Forward Large Cap Value Fund — Class Z	7.28%	7,450,682

179,024	Forward Mortgage Securities Fund — Class Z	2.36%	2,416,823

479,016	Forward SMIDPlus Fund — Class Z	12.14%	12,420,897

454,760	Forward Strategic Alternatives Fund — Class Z	4.93%	5,038,743

	Total Affiliated Investment Companies (Cost $110,168,398)		101,624,609

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.80%
	Wells Fargo Bank & Co. — San Francisco

$817,302	0.030%, due 01/03/11		817,302

	Total Short-Term Bank Debt Instruments (Cost $817,302)		817,302

	Total Investments: 100.14% (Cost $110,985,700)		102,441,911

	Net Other Assets and Liabilities: (0.14)%		(145,794)

	Net Assets: 100.00%		$102,296,117

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	113	December 31, 2010

Portfolio of Investments (Note 11)

Forward Income & Growth Allocation Fund

Shares		Allocation		Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 97.91%

508,778	Forward Frontier MarketStrat Fund — Class Z	9.84%		$6,324,113

623,804	Forward High Yield Bond Fund — Class Z	9.73%		6,250,519

355,195	Forward International Equity Fund — Class Z	8.81%		5,658,250

2,043,994	Forward Investment Grade Fixed-Income Fund — Class Z	34.31%		22,054,690

156,207	Forward Large Cap Growth Fund — Class Z	6.13%		3,936,420

226,133	Forward Large Cap Value Fund — Class Z	6.08%		3,907,571

668,589	Forward Mortgage Securities Fund — Class Z	14.05%		9,025,948

99,555	Forward SMIDPlus Fund — Class Z	4.02%		2,581,469

286,697	Forward Strategic Alternatives Fund — Class Z	4.94%		3,176,607

265	Forward U.S. Government Money Fund — Class Z	0.00	%(a)	265

	Total Affiliated Investment Companies (Cost $62,755,736)			62,915,852

Par Value

SHORT-TERM BANK DEBT INSTRUMENTS: 0.83%
	Citibank-New York

$534,475	0.030%, due 01/03/11			534,475

	Total Short-Term Bank Debt Instruments (Cost $534,475)			534,475

	Total Investments: 98.74% (Cost $63,290,211)			63,450,327

	Net Other Assets and Liabilities: 1.26%			807,075

	Net Assets: 100.00%			$64,257,402
(a) Less than 0.005%

Percentages are stated as a percent of net assets.

December 31, 2010	114	See Notes to Financial Statements

Portfolio of Investments (Note 11)

Forward Income Allocation Fund

Shares		Allocation	Value (Note 2)

AFFILIATED INVESTMENT COMPANIES: 100.32%

675,320	Forward High Yield Bond Fund — Class Z	29.84%	$6,766,708

1,248,545	Forward Investment Grade Fixed-Income Fund — Class Z	59.40%	13,471,803

186,058	Forward Mortgage Securities Fund — Class Z	11.08%	2,511,777

	Total Affiliated Investment Companies (Cost $23,193,504)		22,750,288

	Total Investments: 100.32% (Cost $23,193,504)		22,750,288

	Net Other Assets and Liabilities: (0.32)%		(71,803)

	Net Assets: 100.00%		$22,678,485

Percentages are stated as a percent of net assets.

See Notes to Financial Statements	115	December 31, 2010

Statement of Assets and Liabilities

	FORWARD FRONTIER MARKETSTRAT FUND	FORWARD HIGH YIELD BOND FUND	FORWARD INTERNATIONAL EQUITY FUND
ASSETS:
Investments, at value	$132,397,930	$106,220,179	$78,983,457
Foreign currency, at value (Cost $0, $0, and $229,204, respectively)	0	—	235,995
Deposit with broker for swap contracts	7,500,000	—	—
Unrealized gain on swap contracts	686,636	—	—
Receivable for swap contract payments	509,676	—	—
Receivable for investments sold	0	0	808,886
Receivable for shares sold	408,367	99,646	17,089
Interest and dividends receivable	58,825	2,010,147	246,154
Other assets	22,181	11,704	9,218

Total Assets	141,583,615	108,341,676	80,300,799

LIABILITIES:
Payable to custodian	0	0	381,718
Unrealized loss on swap contracts	180,598	—	—
Payable for investments purchased	0	0	159,625
Payable for shares redeemed	408,367	79,845	6,031
Payable to advisor	103,676	31,941	36,791
Payable to sub-advisor	—	22,181	30,102
Payable for distribution and service fees	9,992	16,000	11,440
Payable to trustees	51	37	27
Payable for chief compliance officer fee	635	465	337
Payable to ReFlow (Note 2)	10,686	0	0
Accrued expenses and other liabilities	39,658	41,674	59,029

Total Liabilities	753,663	192,143	685,100

NET ASSETS	$140,829,952	$108,149,533	$79,615,699

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$135,673,602	$107,526,557	$145,325,999
Accumulated net investment income/(loss)	(103,414)	25,476	964,724
Accumulated net realized gain/(loss) on investments, futures contracts, option contracts, swap contracts and foreign currency transactions	166,988	(2,869,891)	(82,198,596)
Net unrealized appreciation of investments, option contracts, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	5,092,776	3,467,391	15,523,572

TOTAL NET ASSETS	$140,829,952	$108,149,533	$79,615,699

INVESTMENTS, AT COST	$127,811,192	$102,752,788	$63,486,665

December 31, 2010	116	See Notes to Financial Statements

Statement of Assets and Liabilities

	FORWARD FRONTIER MARKETSTRAT FUND (continued)	FORWARD HIGH YIELD BOND FUND (continued)	FORWARD INTERNATIONAL EQUITY FUND (continued)
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.43	$10.04	$15.46
Net Assets	$4,266,768	$8,105,043	$3,346,479
Shares of beneficial interest outstanding	343,163	807,409	216,472
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.43	$10.03	$15.94
Net Assets	$65,985,366	$71,181,581	$19,898,044
Outstanding shares	5,310,266	7,098,617	1,248,492
Class C:
Net Asset Value, offering and redemption price per share	—	$10.03	—
Net Assets	—	$950,211	—
Shares of beneficial interest outstanding	—	94,735	—
Class Z:
Net Asset Value, offering and redemption price per share	$12.43	$10.02	$15.93
Net Assets	$70,577,818	$27,912,698	$56,371,176
Shares of beneficial interest outstanding	5,675,818	2,786,036	3,538,706

See Notes to Financial Statements	117	December 31, 2010

Statement of Assets & Liabilities

	FORWARD INVESTMENT GRADE FIXED- INCOME FUND	FORWARD LARGE CAP GROWTH FUND	FORWARD LARGE CAP VALUE FUND
ASSETS:
Investments, at value	$103,503,787	$47,369,843	$42,614,556
TBA purchase commitments, at value (Cost Payable $5,574,609, $0 and $0, respectively)	5,504,219	—	—
Due from broker for futures contracts	8,329	—	—
Variation margin receivable	475	—	—
Receivable for investments sold	4,003,594	0	0
Receivable for shares sold	75,122	8,390	13,029
Interest and dividends receivable	1,062,816	33,544	32,228
Other assets	9,900	9,557	9,471

Total Assets	114,168,242	47,421,334	42,669,284

LIABILITIES:
Payable for investments purchased	9,624,609	—	—
Payable for shares redeemed	74,849	32,446	14,807
Payable to advisor	29,011	18,954	16,853
Payable to sub-advisor	21,978	2,641	6,740
Payable for distribution and service fees	7,592	6,790	6,687
Payable to trustees	38	19	17
Payable for chief compliance officer fee	478	234	208
Payable to ReFlow (Note 2)	581	4,237	3,956
Accrued expenses and other liabilities	42,828	35,218	31,681

Total Liabilities	9,801,964	100,539	80,949

NET ASSETS	$104,366,278	$47,320,795	$42,588,335

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$124,248,010	$70,294,851	$76,507,918
Accumulated net investment income	20,121	0	21,447
Accumulated net realized loss on investments, TBAs, option contracts and futures contracts	(12,761,852)	(30,138,751)	(37,579,580)
Net unrealized appreciation/(depreciation) of investments, TBAs, option contracts and futures contracts	(7,140,001)	7,164,695	3,638,550

TOTAL NET ASSETS	$104,366,278	$47,320,795	$42,588,335

INVESTMENTS, AT COST	$110,573,873	$40,205,148	$38,976,006

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.80	$24.59	$17.30
Net Assets	$3,149,795	$3,536,488	$3,056,136
Shares of beneficial interest outstanding	291,626	143,832	176,616
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.80	$25.21	$17.29
Net Assets	$12,219,756	$14,653,411	$10,408,439
Shares of beneficial interest outstanding	1,131,803	581,274	602,023
Class Z:
Net Asset Value, offering and redemption price per share	$10.79	$25.20	$17.28
Net Assets	$88,996,727	$29,130,896	$29,123,760
Shares of beneficial interest outstanding	8,249,917	1,155,849	1,685,472

December 31, 2010	118	See Notes to Financial Statements

Statement of Assets & Liabilities

	FORWARD MORTGAGE SECURITIES FUND	FORWARD SMIDPLUS FUND	FORWARD STRATEGIC ALTERNATIVES FUND
ASSETS:
Investments, at value	$55,150,845	$161,114,038	$89,315,088
TBA purchase commitments, at value (Cost payable $68,501,891, $0 and $0, respectively)	68,697,928	—	—
Due from broker for swap contracts	0	—	600,000
Due from broker for future contracts	125,087	—	—
Unrealized gain on swap contracts	0	0	319,083
Receivable for swap contract payments	—	43,808	0
Receivable for investments sold	56,255,291	61,644	0
Receivable for shares sold	45,226	208,396	281,349
Receivable due from advisor	12,629	—	—
Variation margin receivable	14,791	—	—
Interest and dividends receivable	199,956	464,414	17,000
Other assets	25,830	17,172	7,698

Total Assets	180,527,583	161,909,472	90,540,218

LIABILITIES:
Unrealized loss on swap contracts	0	393,138	73,409
Payable for swap contract payments	0	0	295,219
Written options (Proceeds $13,388, $0 and $0, respectively)	60,938	—	0
Payable TBA sale commitments, at value (Proceeds receivable $35,559,254, $0 and $0, respectively)	35,678,241	—	—
Payable for investments purchased	88,978,169	0	0
Payable for shares redeemed	18,742	14,585	723,363
Payable to advisor	0	83,589	53,906
Payable to sub-advisor	11,947	—	—
Payable for distribution and service fees	8,827	25,635	8,761
Payable to trustees	21	51	33
Payable for chief compliance officer fee	259	629	410
Payable to ReFlow (Note 2)	0	11	4,611
Accrued expenses and other liabilities	46,361	37,434	36,478

Total Liabilities	124,803,505	555,072	1,196,190

NET ASSETS	$55,724,078	$161,354,400	$89,344,028

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$55,884,447	$182,719,307	$100,343,329
Accumulated net investment income	58,858	0	0
Accumulated net realized loss on investments, TBAs, swap contracts and foreign currency transactions	(786,269)	(20,565,967)	(13,957,314)
Net unrealized appreciation/(depreciation) of investments, TBAs, option contracts, futures contracts, swap contracts and translation of assets and liabilities in foreign currencies	567,042	(798,940)	2,958,013

TOTAL NET ASSETS	$55,724,078	$161,354,400	$89,344,028

INVESTMENTS, AT COST	$54,628,094	$161,519,840	$86,602,749

See Notes to Financial Statements	119	December 31, 2010

Statement of Assets & Liabilities

	FORWARD MORTGAGE SECURITIES FUND (continued)	FORWARD SMIDPLUS FUND (continued)	FORWARD STRATEGIC ALTERNATIVES FUND (continued)
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$13.51	$24.50	$11.07
Net Assets	$3,357,351	$2,626,957	$2,229,193
Shares of beneficial interest outstanding	248,575	107,237	201,339
Institutional Class:
Net Asset Value, offering and redemption price per share	$13.50	$25.93	$11.07
Net Assets	$18,756,505	$116,004,656	$65,147,430
Shares of beneficial interest outstanding	1,389,142	4,474,010	5,885,148
Class C:
Net Asset Value, offering and redemption price per share	$13.56	$24.09	—
Net Assets	$447,912	$655,914	—
Shares of beneficial interest outstanding	33,028	27,229	—
Class Z:
Net Asset Value, offering and redemption price per share	$13.50	$25.93	$11.08
Net Assets	$33,162,310	$42,066,873	$21,967,405
Shares of beneficial interest outstanding	2,456,349	1,622,580	1,983,240

December 31, 2010	120	See Notes to Financial Statements

Statement of Assets and Liabilities

FORWARD U.S. GOVERNMENT MONEY FUND
ASSETS:
Investments, at value	$321,150,926
Repurchase agreements, at value	200,000,000
Cash	12,828,684
Interest receivable	365,338
Other assets	29,425

Total Assets	534,374,373

LIABILITIES:
Payable for fund distribution	24,291
Payable to advisor	36,263
Payable for distribution and service fees	2,046
Payable to trustees	696
Payable for chief compliance officer fee	3,571
Accrued expenses and other liabilities	110,796

Total Liabilities	177,663

NET ASSETS	$534,196,710

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$534,207,557
Accumulated net investment income	4,006
Accumulated net realized loss on investments	(14,853)

TOTAL NET ASSETS	$534,196,710

INVESTMENTS, AT COST	$321,150,926
REPURCHASE AGREEMENTS, AT COST	200,000,000

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$1.00
Net Assets	$2,419,404
Shares of beneficial interest outstanding	2,418,583
Institutional Class:
Net Asset Value, offering and redemption price per share	$1.00
Net Assets	$221,269,515
Shares of beneficial interest outstanding	221,269,638
Class A:
Net Asset Value, offering and redemption price per share	$1.00
Net Assets	$1,528,992
Shares of beneficial interest outstanding	1,529,244
Class C:
Net Asset Value, offering and redemption price per share	$1.00
Net Assets	$992,921
Shares of beneficial interest outstanding	993,067
Class Z:
Net Asset Value, offering and redemption price per share	$1.00
Net Assets	$307,985,878
Shares of beneficial interest outstanding	307,998,054

See Notes to Financial Statements	121	December 31, 2010

Statement of Assets & Liabilities

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND	FORWARD BALANCED ALLOCATION FUND	FORWARD GROWTH & INCOME ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$51,093,656	$120,323,616	$106,026,111
Investments, at value	515,315	835,381	1,062,716
Receivable for shares sold	25,947	89,758	134,814
Other assets	15,312	19,676	19,060

Total Assets	51,650,230	121,268,431	107,242,701

LIABILITIES:
Payable for shares redeemed	192,602	140,928	225,424
Payable for distribution and service fees	17,046	51,552	65,299
Payable for chief compliance officer fee	229	535	469
Payable to ReFlow (Note 2)	1,864	1,629	733
Accrued expenses and other liabilities	30,246	29,326	31,073

Total Liabilities	241,987	223,970	322,998

NET ASSETS	$51,408,243	$121,044,461	$106,919,703

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$55,368,499	$122,675,098	$113,369,898
Accumulated net realized gain on investments	632,030	1,180,313	249,574
Net unrealized depreciation of investments	(4,592,286)	(2,810,950)	(6,699,769)

TOTAL NET ASSETS	$51,408,243	$121,044,461	$106,919,703

INVESTMENTS IN AFFILIATES, AT COST	$55,685,942	$123,134,566	$112,725,880
INVESTMENTS, AT COST	515,315	835,381	1,062,716

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.01	$15.18	$14.82
Net Assets	$7,995,143	$12,898,334	$13,030,974
Shares of beneficial interest outstanding	570,876	849,841	879,362
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.39	$15.19	$14.84
Net Assets	$30,007,155	$70,748,615	$43,690,352
Shares of beneficial interest outstanding	2,085,603	4,658,314	2,943,681
Class A:
Net Asset Value, offering and redemption price per share	$14.23	$15.17	$14.80
Net Assets	$7,599,619	$20,392,231	$17,863,897
Shares of beneficial interest outstanding	534,110	1,344,296	1,207,351
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$15.10	$16.10	$15.70
Class C:
Net Asset Value, offering and redemption price per share	$13.71	$15.15	$14.77
Net Assets	$5,806,326	$17,005,281	$32,334,480
Shares of beneficial interest outstanding	423,455	1,122,777	2,189,165

December 31, 2010	122	See Notes to Financial Statements

Statement of Assets & Liabilities

	FORWARD GROWTH ALLOCATION FUND	FORWARD INCOME & GROWTH ALLOCATION FUND	FORWARD INCOME ALLOCATION FUND
ASSETS:
Investments in affiliates, at value	$101,624,609	$62,915,852	$22,750,288
Investments, at value	817,302	534,475	0
Receivable for shares sold	40,608	918,093	113,355
Other assets	16,735	15,892	13,540

Total Assets	102,499,254	64,384,312	22,877,183

LIABILITIES:
Payable for shares redeemed	104,142	89,915	170,916
Payable for distribution and service fees	55,647	15,340	6,624
Payable for chief compliance officer fee	446	273	104
Payable to ReFlow (Note 2)	1,509	0	1,259
Accrued expenses and other liabilities	41,393	21,382	19,795

Total Liabilities	203,137	126,910	198,698

NET ASSETS	$102,296,117	$64,257,402	$22,678,485

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$107,252,046	$63,918,859	$23,504,671
Accumulated net investment income	0	0	1,377
Accumulated net realized gain/(loss) on investments	3,587,860	178,427	(384,347)
Net unrealized appreciation/(depreciation) of investments	(8,543,789)	160,116	(443,216)

TOTAL NET ASSETS	$102,296,117	$64,257,402	$22,678,485

INVESTMENTS IN AFFILIATES, AT COST	$110,168,398	$62,755,736	$23,193,504
INVESTMENTS, AT COST	817,302	534,475	0

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$14.71	$14.93	$14.39
Net Assets	$12,728,237	$4,821,231	$2,423,266
Shares of beneficial interest outstanding	865,089	322,891	168,455
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.72	$14.94	$14.40
Net Assets	$44,027,004	$49,947,246	$14,771,658
Shares of beneficial interest outstanding	2,990,008	3,342,651	1,026,106
Class A:
Net Asset Value, offering and redemption price per share	$14.72	$14.92	$14.39
Net Assets	$17,669,999	$2,744,981	$830,458
Shares of beneficial interest outstanding	1,200,736	183,931	57,701
Maximum offering price per share (NAV/0.9425, NAV/0.9425 and NAV/0.9625, respectively, based on maximum sales charge of 5.75%, 5.75% and 3.75%, respectively, of the offering price)	$15.62	$15.83	$14.95
Class C:
Net Asset Value, offering and redemption price per share	$14.63	$14.88	$14.36
Net Assets	$27,870,877	$6,743,944	$4,653,103
Shares of beneficial interest outstanding	1,904,543	453,134	324,111

See Notes to Financial Statements	123	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD FRONTIER MARKETSTRAT FUND	FORWARD HIGH YIELD BOND FUND	FORWARD INTERNATIONAL EQUITY FUND	FORWARD INVESTMENT GRADE FIXED- INCOME FUND
INVESTMENT INCOME:
Interest	$126,419	$9,696,825	$1,305	$4,338,161
Dividends	1,128,998	—	2,557,125	—
Foreign taxes withheld	(18,752)	—	(280,397)	—

Total Investment Income	1,236,665	9,696,825	2,278,033	4,338,161

EXPENSES:
Investment advisory fee	635,906	377,377	432,329	352,523
Investment sub-advisory fee	—	262,069	353,724	267,062
Administration fee	41,575	74,359	85,747	79,537
Custodian fee	7,143	10,549	85,583	9,745
Legal and Audit fee	56,623	51,777	41,491	35,411
Transfer agent fee	24,213	46,459	40,663	45,463
Trustees' fees and expenses	6,179	8,793	7,132	8,886
Registration/filing fees	32,519	50,315	37,182	33,627
Reports to shareholder and printing fees	6,895	10,557	8,672	13
Distribution and service fees
Investor Class	7,888	23,336	12,220	13,224
Institutional Class	39,144	73,867	21,775	17,111
Class C	—	7,933	4,071	2,493
Chief compliance officer fee	2,540	2,675	1,913	2,710
ReFlow fees (Note 2)	14,643	8,746	0	13,927
Interest expense	0	0	8,266	0
Other	6,145	9,249	9,996	9,337

Total expenses	881,413	1,018,061	1,150,764	891,069

NET INVESTMENT INCOME:	355,252	8,678,764	1,127,269	3,447,092

Net realized gain/(loss) on investments	2,651,865	10,212,160	8,930,985	(7,051,086)
Net realized gain on option contracts	0	0	—	72,560
Net realized gain on futures contracts	0	0	—	590,800
Net realized gain on swap contracts	10,091,620	—	—	—
Net realized gain/(loss) on foreign currency transactions	(24)	0	795,270	—
Net change in unrealized appreciation/(depreciation) on investments	4,065,018	(4,953,261)	(4,858,989)	11,652,082
Net change in unrealized appreciation on option contracts	0	0	—	32,398
Net change in unrealized depreciation on futures contracts	0	—	—	(392,251)
Net change in unrealized appreciation on swap contracts	412,449	—	—	—
Net change in unrealized appreciation on translations of assets and liabilities in foreign currencies	1	—	35,049	0

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSLATIONS	17,220,929	5,258,899	4,902,315	4,904,503

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,576,181	$13,937,663	$6,029,584	$8,351,595

December 31, 2010	124	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD LARGE CAP GROWTH FUND	FORWARD LARGE CAP VALUE FUND	FORWARD MORTGAGE SECURITIES FUND	FORWARD SMIDPLUS FUND
INVESTMENT INCOME:
Interest	$140	$204	$2,293,538	$669,427
Dividends	1,309,964	2,185,504	—	2,288,444
Foreign taxes withheld	—	—	—	(5,139)

Total Investment Income	1,310,104	2,185,708	2,293,538	2,952,732

EXPENSES:
Investment advisory fee	384,304	361,792	212,519	962,097
Investment sub-advisory fee	117,046	161,377	147,582	467,006
Administration fee	53,871	56,950	60,496	102,331
Custodian fee	10,319	11,179	41,895	19,440
Legal and Audit fee	54,795	55,586	52,874	109,630
Transfer agent fee	42,902	36,638	28,277	68,447
Trustees' fees and expenses	6,850	6,422	4,925	13,393
Registration/filing fees	33,087	32,786	30,978	43,121
Reports to shareholder and printing fees	18,472	5,893	7,181	29,119
Distribution and service fees
Investor Class	11,720	5,325	11,304	10,864
Institutional Class	17,672	13,342	18,769	120,110
Class C	2,172	567	3,635	4,570
Chief compliance officer fee	1,972	1,837	1,506	3,905
ReFlow fees (Note 2)	14,710	12,497	2,321	36,784
Interest Expense	12,039	10,223	0	0
Other	7,958	7,574	5,661	13,419

Total expenses	789,889	779,988	629,923	2,004,236
Less fees waived/reimbursed investment advisor (Note 3)	—	—	(68,105)	—

NET INVESTMENT INCOME:	520,215	1,405,720	1,731,720	948,496

Net realized gain on investments	8,321,558	1,489,963	2,538,366	31,090,989
Net realized loss on option contracts	—	—	(9,691)	—
Net realized loss on futures contracts	—	—	(157,651)	—
Net realized gain on swap contracts	—	—	—	23,330,230
Net change in unrealized appreciation/(depreciation) on investments	(614,441)	2,687,075	600,689	(19,176,665)
Net change in unrealized depreciation on option contracts	—	—	(43,513)	—
Net change in unrealized appreciation on futures contracts	—	—	21,015	—
Net change in unrealized depreciation on swap contracts	—	—	—	(393,138)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTION CONTRACTS, FUTURES CONTRACTS AND SWAP CONTRACTS	7,707,117	4,177,038	2,949,215	34,851,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,227,332	$5,582,758	$4,680,935	$35,799,912

See Notes to Financial Statements	125	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD STRATEGIC ALTERNATIVES FUND	FORWARD U.S. GOVERNMENT MONEY FUND
INVESTMENT INCOME:
Interest	$236,534	$1,650,097
Dividends	1,470,341	—

Total Investment Income	1,706,875	1,650,097

EXPENSES:
Investment advisory fees	760,891	455,415
Administration fee	65,865	279,459
Custodian fee	3,465	27,434
Legal and audit fee	62,154	153,003
Transfer agent fee	42,461	211,205
Trustees' fees and expenses	9,018	49,399
Registration/filing fees	28,908	56,136
Reports to shareholder and printing fees	4,240	9,636
Distribution and service fees
Investor Class	5,608	16,664
Institutional Class	73,564	609,091
Class A	—	4,806
Class C	—	12,185
Administrative services fees—Investor Class	—	8,332
Chief compliance officer fee	2,631	15,815
ReFlow fees (Note 2)	16,890	—
Other	9,270	54,009

Total expenses before waiver	1,084,965	1,962,589

Less fees waived (Note 3):
Distribution and service fees
Investor Class	—	(15,795)
Institutional Class	—	(548,514)
Class A	—	(4,651)
Class C	—	(11,954)
Administrative services fees—Investor Class	—	(8,322)
Transfer agent fees	—	(95,203)

Total net expenses	1,084,965	1,278,150

NET INVESTMENT INCOME:	621,910	371,947

Net realized loss on investments	(14,862,735)	0
Net realized gain on option contracts	4,005,556	—
Net realized gain on swap contracts	1,260,646	—
Net change in unrealized appreciation on investments	8,093,776	—
Net change in unrealized depreciation on option contracts	(1,295,644)	—
Net change in unrealized appreciation on swap contracts	245,674	—

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTION CONTRACTS AND SWAP CONTRACTS	(2,552,727)	0

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,930,817)	$371,947

December 31, 2010	126	See Notes to Financial Statements

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND	FORWARD BALANCED ALLOCATION FUND	FORWARD GROWTH & INCOME ALLOCATION FUND
INVESTMENT INCOME:
Interest	$91	$1,094	$700
Dividends from affiliated investment company shares	2,593,339	6,198,185	5,685,608

Total Investment Income	2,593,430	6,199,279	5,686,308

EXPENSES:
Investment advisory fee	53,902	124,247	110,382
Administration fee	16,128	28,886	26,287
Custodian fee	7,242	7,445	6,792
Legal and audit fee	24,470	27,028	26,437
Transfer agent fee	29,181	20,153	44,994
Trustees' fees and expenses	1,593	3,627	3,320
Registration/filing fees	39,093	47,689	39,443
Reports to shareholder and printing fees	30,598	15,626	43,739
Distribution and service fees
Investor Class	38,972	61,390	61,122
Class A	28,627	72,656	64,101
Class C	63,311	164,285	320,491
Chief compliance officer fees	1,350	3,123	2,727
ReFlow fees (Note 2)	11,367	9,210	8,639
Other	5,827	9,627	8,427

Total expenses before waiver	351,661	594,992	766,901
Less fees waived/reimbursed by investment advisor (Note 3)	(74,919)	(138,686)	(143,449)

Total net expenses	276,742	456,306	623,452

NET INVESTMENT INCOME:	2,316,688	5,742,973	5,062,856

Net realized gain/(loss) on affiliated investments	(608,135)	(688,929)	442,590
Net realized gain distributions from affiliated investment company shares	1,596,794	2,037,938	1,935,555
Net change in unrealized appreciation on investments	1,469,663	3,929,823	2,710,584

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,458,322	5,278,832	5,088,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,775,010	$11,021,805	$10,151,585

See Notes to Financial Statements	127	December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

	FORWARD GROWTH ALLOCATION FUND	FORWARD INCOME & GROWTH ALLOCATION FUND	FORWARD INCOME ALLOCATION FUND
INVESTMENT INCOME:
Interest	$410	$839	$558
Dividends from affiliated investment company shares	5,475,704	2,804,380	1,008,732

Total Investment Income	5,476,114	2,805,219	1,009,290

EXPENSES:
Investment advisory fee	104,567	59,134	22,951
Administration fee	25,128	17,287	10,649
Custodian fee	7,224	7,265	5,177
Legal and audit fee	26,433	24,342	23,392
Transfer agent fee	55,190	7,527	5,371
Trustees' fees and expenses	3,256	1,558	571
Registration/filing fees	40,229	40,967	38,709
Reports to shareholder and printing fees	50,827	5,282	5,583
Distribution and service fees
Investor Class	61,822	23,516	11,814
Class A	63,867	10,021	1,955
Class C	286,353	67,771	45,702
Chief compliance officer fee	2,597	1,530	604
ReFlow fees (Note 2)	10,391	3,142	2,266
Other	8,852	5,974	4,094

Total expenses before waiver	746,736	275,316	178,838
Less fees waived/reimbursed by investment advisor (Note 3)	(145,306)	(64,225)	(26,473)

Total net expenses	601,430	211,091	152,365

NET INVESTMENT INCOME:	4,874,684	2,594,128	856,925

Net realized gain/(loss) on affiliated investments	(84,296)	176,632	23,371
Net realized gain distributions from affiliated investment company shares	4,379,331	61,757	0
Net change in unrealized appreciation on investments	1,130,811	1,798,136	605,226

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,425,846	2,036,525	628,597

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,300,530	$4,630,653	$1,485,522

December 31, 2010	128	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD FRONTIER MARKETSTRAT FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income/(loss)	$355,252	$(141,640)
Net realized gain on investments	2,651,865	3,535,705
Net realized gain/(loss) on foreign currency	(24)	6,720
Net realized gain on swap contracts	10,091,620	32,877
Change in unrealized appreciation of investments, swap contracts and foreign currency translations	4,477,468	615,308

Net increase in net assets resulting from operations	17,576,181	4,048,970

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(255,195)	(78,498)
Institutional Class	(5,705,574)	(980,988)
Class Z	(5,837,327)	(1,620,135)
From net realized gains on investments
Investor Class	(30,762)	(17,087)
Institutional Class	(669,955)	(213,764)
Class Z	(711,331)	(348,185)

Total distributions	(13,210,144)	(3,258,657)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	7,424,701	1,142,225
Issued to shareholders in reinvestment of distributions	185,702	94,405
Cost of shares redeemed	(4,618,716)	(42,185)

Net increase from share transactions	2,991,687	1,194,445

Institutional Class
Proceeds from sales of shares	68,531,996	33,430,481
Issued to shareholders in reinvestment of distributions	3,932,641	167,981
Cost of shares redeemed	(24,114,455)	(20,567,464)

Net increase from share transactions	48,350,182	13,030,998

Class Z
Proceeds from sales of shares	53,600,000	25,093,963
Issued to shareholders in reinvestment of distributions	5,837,327	0
Cost of shares redeemed	(12,075,000)	(2,350,000)

Net increase from share transactions	47,362,327	22,743,963

Net increase in net assets	$103,070,233	$37,759,719

NET ASSETS:
Beginning of period	37,759,719	0

End of period (including undistributed net investment loss of $(103,414) and $(2,309), respectively)	$140,829,952	$37,759,719

See Notes to Financial Statements	129	December 31, 2010

Statement of Changes in Net Assets

	FORWARD FRONTIER MARKETSTRAT FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	623,766	94,395
Distributions reinvested	14,880	8,280
Redeemed	(394,814)	(3,344)

Net increase in shares outstanding	243,832	99,331

Institutional Class
Sold	5,772,948	3,023,732
Distributions reinvested	316,549	14,748
Redeemed	(1,938,025)	(1,879,686)

Net increase in shares outstanding	4,151,472	1,158,794

Class Z
Sold	4,053,376	2,258,012
Distributions reinvested	472,658	0
Redeemed	(930,354)	(177,874)

Net increase in shares outstanding	3,595,680	2,080,138

December 31, 2010	130	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD HIGH YIELD BOND FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$8,678,764	$8,743,587
Net realized gain on investments	10,212,160	3,308,533
Change in unrealized appreciation/(depreciation) of investments	(4,953,261)	17,897,137

Net increase in net assets resulting from operations	13,937,663	29,949,257

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(362,089)	(262,054)
Institutional Class	(6,088,073)	(6,795,599)
Class A	—	(31,851)
Class C	(56,914)	(68,031)
Class Z	(2,146,212)	(1,590,664)

Total distributions	(8,653,288)	(8,748,199)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	8,499,121	4,409,170
Issued to shareholders in reinvestment of distributions	344,018	233,016
Cost of shares redeemed	(5,360,958)	(1,400,330)

Net increase from share transactions	3,482,181	3,241,856

Institutional Class
Proceeds from sales of shares	38,328,885	60,791,052
Issued to shareholders in reinvestment of distributions	4,449,532	3,159,212
Shares issued in connection with exchange (Note 1)	—	459,646
Cost of shares redeemed	(51,972,720)	(55,587,907)

Net increase/(decrease) from share transactions	(9,194,303)	8,822,003

Class A
Proceeds from sales of shares	—	69,265
Issued to shareholders in reinvestment of distributions	—	8,787
Shares issued in connection with exchange (Note 1)	—	(459,646)
Cost of shares redeemed	—	(47,913)

Net decrease from share transactions	—	(429,507)

Class C
Proceeds from sales of shares	300,967	367,419
Issued to shareholders in reinvestment of distributions	22,544	32,122
Cost of shares redeemed	(177,300)	(456,703)

Net increase/(decrease) from share transactions	146,211	(57,162)

Class Z
Proceeds from sales of shares	5,588,869	27,806,692
Issued to shareholders in reinvestment of distributions	0	0
Cost of shares redeemed	(4,235,000)	(5,850,000)

Net increase from share transactions	1,353,869	21,956,692

Net increase in net assets	$1,072,333	$54,734,940

NET ASSETS:
Beginning of year	107,077,200	52,342,260

End of year (including undistributed net investment income of $25,476 and $0, respectively)	$108,149,533	$107,077,200

See Notes to Financial Statements	131	December 31, 2010

Statement of Changes in Net Assets

	FORWARD HIGH YIELD BOND FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	861,472	529,500
Distributions reinvested	35,170	26,137
Redeemed	(549,670)	(160,337)

Net increase in shares outstanding	346,972	395,300

Institutional Class
Sold	3,930,321	7,327,661
Distributions reinvested	458,005	356,762
Shares issued in connection with exchange (Note 1)	—	48,700
Redeemed	(5,329,697)	(6,529,120)

Net increase/(decrease) in shares outstanding	(941,371)	1,204,003

Class A
Sold	—	8,277
Distributions reinvested	—	1,033
Shares issued in connection with exchange (Note 1)	—	(48,700)
Redeemed	—	(5,272)

Net decrease in shares outstanding	—	(44,662)

Class C
Sold	30,744	45,021
Distributions reinvested	2,319	3,728
Redeemed	(18,182)	(52,636)

Net increase/(decrease) in shares outstanding	14,881	(3,887)

Class Z
Sold	560,206	3,305,196
Redeemed	(428,519)	(650,847)

Net increase in shares outstanding	131,687	2,654,349

December 31, 2010	132	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$1,127,269	$1,532,508
Net realized gain on investments	8,930,985	6,163,121
Net realized gain/(loss) on foreign currency	795,270	(61,642)
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(4,823,940)	22,316,618

Net increase in net assets resulting from operations	6,029,584	29,950,605

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(64,805)	(43,161)
Institutional Class	(425,614)	(1,184,999)
Class Z	(1,284,508)	(3,224,306)

Total distributions	(1,774,927)	(4,452,466)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	3,103,739	413,406
Issued to shareholders in reinvestment of distributions	62,848	39,979
Cost of shares redeemed	(1,581,258)	(1,206,350)

Net increase/(decrease) from share transactions	1,585,329	(752,965)

Institutional Class
Proceeds from sales of shares	3,515,859	10,266,766
Issued to shareholders in reinvestment of distributions	339,912	807,564
Shares issued in connection with exchange (Note 1)	—	5,619,279
Cost of shares redeemed	(12,199,431)	(93,783,315)

Net decrease from share transactions	(8,343,660)	(77,089,706)

Class A
Proceeds from sales of shares	—	608,773
Shares issued in connection with exchange (Note 1)	—	(5,619,279)
Cost of shares redeemed	—	(1,175,246)

Net decrease from share transactions	—	(6,185,752)

Class C
Proceeds from sales of shares	5,278	30,529
Cost of shares redeemed	(795,439)	(640,310)

Net decrease from share transactions	(790,161)	(609,781)

Class Z
Proceeds from sales of shares	33,061,414	63,043,345
Cost of shares redeemed	(51,018,985)	(5,750,000)

Net increase/(decrease) from share transactions	(17,957,571)	57,293,345

Net decrease in net assets	$(21,251,406)	$(1,846,720)

NET ASSETS:
Beginning of year	100,867,105	102,713,825

End of year (including undistributed net investment income of $964,724 and $1,466,328, respectively)	$79,615,699	$100,867,105

See Notes to Financial Statements	133	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INTERNATIONAL EQUITY FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	222,326	38,905
Distributions reinvested	4,108	2,878
Redeemed	(120,292)	(107,770)

Net increase/(decrease) in shares outstanding	106,142	(65,987)

Institutional Class
Sold	229,938	781,671
Distributions reinvested	21,554	56,512
Shares issued in connection with exchange (Note 1)	—	383,650
Redeemed	(842,509)	(8,100,375)

Net decrease in shares outstanding	(591,017)	(6,878,542)

Class A
Sold	—	49,274
Shares issued in connection with exchange (Note 1)	—	(388,767)
Redeemed	—	(105,499)

Net decrease in shares outstanding	—	(444,992)

Class C
Sold	376	2,783
Redeemed	(55,253)	(54,677)

Net decrease in shares outstanding	(54,877)	(51,894)

Class Z
Sold	2,083,573	5,532,729
Redeemed	(3,614,698)	(462,898)

Net increase/(decrease) in shares outstanding	(1,531,125)	5,069,831

December 31, 2010	134	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$3,447,092	$4,284,784
Net realized gain/(loss) on investments	(7,051,086)	596,500
Net realized gain on option contracts	72,560	—
Net realized gain on futures contracts	590,800	—
Change in unrealized appreciation of investments, option contracts and futures contracts	11,292,229	4,671,629

Net increase in net assets resulting from operations	8,351,595	9,552,913

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(93,593)	(45,502)
Institutional Class	(671,521)	(1,910,917)
Class C	(4,707)	(24,214)
Class Z	(3,624,462)	(2,596,945)
From net realized gains on investments
Investor Class	—	(2,332)
Institutional Class	—	(198,391)
Class C	—	(1,978)

Total distributions	(4,394,283)	(4,780,279)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	6,793,902	396,763
Issued to shareholders in reinvestment of distributions	73,797	31,225
Shares issued in connection with merger (Note 12)	—	147,495
Cost of shares redeemed	(4,736,093)	(823,899)

Net increase/(decrease) from share transactions	2,131,606	(248,416)

Institutional Class
Proceeds from sales of shares	11,475,736	8,685,722
Issued to shareholders in reinvestment of distributions	520,958	826,116
Shares issued in connection with exchange and merger (Note 12)	—	36,540,066
Cost of shares redeemed	(18,796,047)	(91,450,398)

Net decrease from share transactions	(6,799,353)	(45,398,494)

Class C
Proceeds from sales of shares	435,494	85,594
Issued to shareholders in reinvestment of distributions	2,721	8,208
Shares issued in connection with merger (Note 12)	—	452,976
Cost of shares redeemed	(782,614)	(853,061)

Net decrease from share transactions	(344,399)	(306,283)

Class Z
Proceeds from sales of shares	18,630,256	93,219,701
Cost of shares redeemed	(23,675,000)	(7,333,411)

Net increase/(decrease) from share transactions	(5,044,744)	85,886,290

Net increase/(decrease) in net assets	$(6,099,578)	$44,705,731

NET ASSETS:
Beginning of year	110,465,856	65,760,125

End of year (including undistributed net investment income of $20,121 and $55,742, respectively)	$104,366,278	$110,465,856

See Notes to Financial Statements	135	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INVESTMENT GRADE FIXED-INCOME FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	617,804	38,536
Distributions reinvested	6,753	3,136
Shares issued in connection with merger (Note 12)	—	15,309
Redeemed	(431,640)	(84,474)

Net increase/(decrease) in shares outstanding	192,917	(27,493)

Institutional Class
Sold	1,059,929	873,346
Distributions reinvested	48,121	82,579
Shares issued in connection with exchange and merger (Note 12)	—	3,790,485
Redeemed	(1,722,190)	(9,398,353)

Net decrease in shares outstanding	(614,140)	(4,651,943)

Class C
Sold	40,560	8,609
Distributions reinvested	254	826
Shares issued in connection with merger (Note 12)	—	46,984
Redeemed	(71,516)	(85,740)

Net decrease in shares outstanding	(30,702)	(29,321)

Class Z
Sold	1,716,965	9,471,933
Redeemed	(2,208,118)	(730,863)

Net increase/(decrease) in shares outstanding	(491,153)	8,741,070

December 31, 2010	136	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LARGE CAP GROWTH FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$520,215	$594,351
Net realized gain/(loss) on investments	8,321,558	(5,450,120)
Change in unrealized appreciation/(depreciation) of investments	(614,441)	24,189,259

Net increase in net assets resulting from operations	8,227,332	19,333,490

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(6,541)	(1,802)
Institutional Class	(102,512)	(234,282)
Class A	—	(1,535)
Class Z	(462,243)	(330,278)

Total distributions	(571,296)	(567,897)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	2,992,631	198,236
Issued to shareholders in reinvestment of distributions	5,973	1,247
Cost of shares redeemed	(493,676)	(424,050)

Net increase/(decrease) from share transactions	2,504,928	(224,567)

Institutional Class
Proceeds from sales of shares	11,576,916	6,484,027
Issued to shareholders in reinvestment of distributions	67,900	89,117
Shares issued in connection with exchange (Note 1)	—	520,791
Cost of shares redeemed	(19,386,987)	(72,730,078)

Net decrease from share transactions	(7,742,171)	(65,636,143)

Class A
Proceeds from sales of shares	—	9,651
Issued to shareholders in reinvestment of distributions	—	1,457
Shares issued in connection with exchange (Note 1)	—	(520,791)
Cost of shares redeemed	—	(118,888)

Net decrease from share transactions	—	(628,571)

Class C
Proceeds from sales of shares	24,061	119,913
Cost of shares redeemed	(432,443)	(669,670)

Net decrease from share transactions	(408,382)	(549,757)

Class Z
Proceeds from sales of shares	15,565,000	66,768,034
Cost of shares redeemed	(61,180,000)	(10,387,490)

Net increase/(decrease) from share transactions	(45,615,000)	56,380,544

Net increase/(decrease) in net assets	$(43,604,589)	$8,107,099

NET ASSETS:
Beginning of year	90,925,384	82,818,285

End of year (including undistributed net investment income of $0 and $26,454, respectively)	$47,320,795	$90,925,384

See Notes to Financial Statements	137	December 31, 2010

Statement of Changes in Net Assets

	FORWARD LARGE CAP GROWTH FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	131,902	10,452
Distributions reinvested	271	66
Redeemed	(21,623)	(23,402)

Net increase/(decrease) in shares outstanding	110,550	(12,884)

Institutional Class
Sold	484,967	331,596
Distributions reinvested	2,945	4,581
Shares issued in connection with exchange (Note 1)	—	23,395
Redeemed	(822,143)	(3,921,402)

Net decrease in shares outstanding	(334,231)	(3,561,830)

Class A
Sold	—	518
Distributions reinvested	—	78
Shares issued in connection with exchange (Note 1)	—	(23,600)
Redeemed	—	(6,326)

Net decrease in shares outstanding	—	(29,330)

Class C
Sold	1,091	7,158
Redeemed	(20,182)	(38,084)

Net decrease in shares outstanding	(19,091)	(30,926)

Class Z
Sold	693,181	3,568,194
Redeemed	(2,582,229)	(523,297)

Net increase/(decrease) in shares outstanding	(1,889,048)	3,044,897

December 31, 2010	138	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD LARGE CAP VALUE FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$1,405,720	$1,465,007
Net realized gain/(loss) on investments	1,489,963	(11,391,309)
Change in unrealized appreciation of investments	2,687,075	22,626,716

Net increase in net assets resulting from operations	5,582,758	12,700,414

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(41,767)	(10,318)
Institutional Class	(235,516)	(706,996)
Class A	—	(939)
Class C	(272)	(2,470)
Class Z	(1,192,624)	(827,111)

Total distributions	(1,470,179)	(1,547,834)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	2,856,056	86,733
Issued to shareholders in reinvestment of distributions	39,684	7,603
Cost of shares redeemed	(559,106)	(339,015)

Net increase/(decrease) from share transactions	2,336,634	(244,679)

Institutional Class
Proceeds from sales of shares	9,531,565	7,518,590
Issued to shareholders in reinvestment of distributions	129,905	200,824
Shares issued in connection with exchange (Note 1)	—	44,287
Cost of shares redeemed	(15,215,353)	(69,363,034)

Net decrease from share transactions	(5,553,883)	(61,599,333)

Class A
Proceeds from sales of shares	—	592
Issued to shareholders in reinvestment of distributions	—	939
Shares issued in connection with exchange (Note 1)	—	(44,287)
Cost of shares redeemed	—	(58,738)

Net decrease from share transactions	—	(101,494)

Class C
Proceeds from sales of shares	7,347	17,417
Issued to shareholders in reinvestment of distributions	228	590
Cost of shares redeemed	(113,641)	(473,467)

Net decrease from share transactions	(106,066)	(455,460)

Class Z
Proceeds from sales of shares	16,725,000	69,482,641
Cost of shares redeemed	(60,025,000)	(12,773,588)

Net increase/(decrease) from share transactions	(43,300,000)	56,709,053

Net increase/(decrease) in net assets	$(42,510,736)	$5,460,667

NET ASSETS:
Beginning of year	85,099,071	79,638,404

End of year (including undistributed net investment income of $21,447 and $5,952, respectively)	$42,588,335	$85,099,071

See Notes to Financial Statements	139	December 31, 2010

Statement of Changes in Net Assets

	FORWARD LARGE CAP VALUE FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	169,935	6,703
Distributions reinvested	2,402	552
Redeemed	(34,051)	(24,812)

Net increase/(decrease) in shares outstanding	138,286	(17,557)

Institutional Class
Sold	564,875	543,836
Distributions reinvested	7,876	14,648
Shares issued in connection with exchange (Note 1)	—	2,784
Redeemed	(911,876)	(5,122,643)

Net decrease in shares outstanding	(339,125)	(4,561,375)

Class A
Sold	—	44
Distributions reinvested	—	73
Shares issued in connection with exchange (Note 1)	—	(2,784)
Redeemed	—	(3,742)

Net decrease in shares outstanding	—	(6,409)

Class C
Sold	454	1,375
Distributions reinvested	14	44
Redeemed	(7,020)	(35,843)

Net decrease in shares outstanding	(6,552)	(34,424)

Class Z
Sold	1,032,506	5,116,049
Redeemed	(3,581,155)	(881,928)

Net increase/(decrease) in shares outstanding	(2,548,649)	4,234,121

December 31, 2010	140	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD MORTGAGE SECURITIES FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$1,731,720	$2,205,441
Net realized gain on investments	2,538,366	2,425,760
Net realized loss on option contracts	(9,691)	0
Net realized loss on futures contracts	(157,651)	(28,301)
Change in unrealized net appreciation of investments, option contracts and futures contracts	578,191	1,399,372

Net increase in net assets resulting from operations	4,680,935	6,002,272

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(69,016)	(22,603)
Institutional Class	(622,245)	(1,199,261)
Class C	(10,099)	(10,736)
Class Z	(1,281,547)	(767,739)

Total distributions	(1,982,907)	(2,000,339)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	3,497,623	473,658
Issued to shareholders in reinvestment of distributions	66,738	19,651
Cost of shares redeemed	(1,125,813)	(639,057)

Net increase/(decrease) from share transactions	2,438,548	(145,748)

Institutional Class
Proceeds from sales of shares	9,194,737	3,220,741
Issued to shareholders in reinvestment of distributions	416,055	526,401
Cost of shares redeemed	(10,493,242)	(52,490,672)

Net decrease from share transactions	(882,450)	(48,743,530)

Class C
Proceeds from sales of shares	376,422	39,030
Issued to shareholders in reinvestment of distributions	6,177	4,449
Cost of shares redeemed	(193,973)	(453,239)

Net increase/(decrease) from share transactions	188,626	(409,760)

Class Z
Proceeds from sales of shares	5,215,000	40,651,619
Cost of shares redeemed	(15,340,000)	(945,000)

Net increase/(decrease) from share transactions	(10,125,000)	39,706,619

Net decrease in net assets	$(5,682,248)	$(5,590,486)

NET ASSETS:
Beginning of year	61,406,326	66,996,812

End of year (including undistributed net investment income of $58,858 and $10,654, respectively)	$55,724,078	$61,406,326

See Notes to Financial Statements	141	December 31, 2010

Statement of Changes in Net Assets

	FORWARD MORTGAGE SECURITIES FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	260,856	37,670
Distributions reinvested	4,948	1,581
Redeemed	(83,675)	(52,065)

Net increase/(decrease) in shares outstanding	182,129	(12,814)

Institutional Class
Sold	682,922	258,399
Distributions reinvested	31,067	42,379
Redeemed	(780,108)	(4,278,484)

Net decrease in shares outstanding	(66,119)	(3,977,706)

Class C
Sold	28,060	3,123
Distributions reinvested	458	358
Redeemed	(14,367)	(36,345)

Net increase/(decrease) in shares outstanding	14,151	(32,864)

Class Z
Sold	384,806	3,291,604
Redeemed	(1,146,065)	(73,996)

Net increase/(decrease) in shares outstanding	(761,259)	3,217,608

December 31, 2010	142	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD SMIDPLUS FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$948,496	$1,038,852
Net realized gain/(loss) on investments	31,090,989	(20,253,521)
Net realized gain on swap contracts	23,330,230	—
Change in unrealized appreciation/(depreciation) of investments and swap contracts	(19,569,803)	68,429,513

Net increase in net assets resulting from operations	35,799,912	49,214,844

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(406,187)	(4,634)
Institutional Class	(19,004,044)	(794,225)
Class A	—	(9,043)
Class C	(72,746)	(346)
Class Z	(6,279,832)	(233,420)

Total distributions	(25,762,809)	(1,041,668)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	1,577,814	118,436
Issued to shareholders in reinvestment of distributions	379,631	4,135
Cost of shares redeemed	(832,251)	(725,714)

Net increase/(decrease) from share transactions	1,125,194	(603,143)

Institutional Class
Proceeds from sales of shares	42,833,888	27,112,804
Issued to shareholders in reinvestment of distributions	4,079,219	191,004
Shares issued in connection with exchange (Note 1)	—	3,641,929
Cost of shares redeemed	(65,184,069)	(75,835,764)

Net decrease from share transactions	(18,270,962)	(44,890,027)

Class A
Proceeds from sales of shares	—	571,568
Issued to shareholders in reinvestment of distributions	—	9,021
Shares issued in connection with exchange (Note 1)	—	(3,641,928)
Cost of shares redeemed	—	(935,414)

Net decrease from share transactions	—	(3,996,753)

Class C
Proceeds from sales of shares	190,457	32,932
Issued to shareholders in reinvestment of distributions	65,539	246
Cost of shares redeemed	(129,398)	(360,958)

Net increase/(decrease) from share transactions	126,598	(327,780)

Class Z
Proceeds from sales of shares	23,575,000	66,806,785
Issued to shareholders in reinvestment of distributions	6,058,743
Cost of shares redeemed	(30,958,085)	(39,470,000)

Net increase/(decrease) from share transactions	(1,324,342)	27,336,785

Net increase/(decrease) in net assets	$(8,306,409)	$25,692,258

NET ASSETS:
Beginning of year	169,660,809	143,968,551

End of year (including undistributed net investment income of $0 and $283,974, respectively)	$161,354,400	$169,660,809

See Notes to Financial Statements	143	December 31, 2010

Statement of Changes in Net Assets

	FORWARD SMIDPLUS FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	60,347	6,897
Distributions reinvested	15,504	231
Redeemed	(32,857)	(42,097)

Net increase/(decrease) in shares outstanding	42,994	(34,969)

Institutional Class
Sold	1,625,192	1,357,399
Distributions reinvested	157,432	9,778
Shares issued in connection with exchange (Note 1)	—	158,824
Redeemed	(2,494,135)	(3,847,874)

Net decrease in shares outstanding	(711,511)	(2,321,873)

Class A
Sold	—	29,948
Distributions reinvested	—	520
Shares issued in connection with exchange (Note 1)	—	(161,677)
Redeemed	—	(49,048)

Net decrease in shares outstanding	—	(180,257)

Class C
Sold	7,906	1,749
Distributions reinvested	2,718	15
Redeemed	(5,261)	(20,015)

Net increase/(decrease) in shares outstanding	5,363	(18,251)

Class Z
Sold	812,510	3,445,757
Distributions reinvested	233,838
Redeemed	(1,133,979)	(1,735,546)

Net increase/(decrease) in shares outstanding	(87,631)	1,710,211

December 31, 2010	144	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD STRATEGIC ALTERNATIVES FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$621,910	$1,027,053
Net realized loss on investments	(14,862,735)	(2,340,846)
Net realized gain on option contracts	4,005,556	0
Net realized gain on swap contracts	1,260,646	0
Change in unrealized appreciation of investments, option contracts and swap contracts	7,043,806	14,028,089

Net increase/(decrease) in net assets resulting from operations	(1,930,817)	12,714,296

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(36,244)	(2,674)
Institutional Class	(1,280,128)	(744,379)
Class Z	(503,784)	(286,951)
From return of capital
Investor Class	(4,070)	—
Institutional Class	(143,732)	—
Class Z	(56,565)	—

Total distributions	(2,024,523)	(1,034,004)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	1,979,634	677,588
Issued to shareholders in reinvestment of distributions	40,314	2,674
Cost of shares redeemed	(410,017)	(31,865)

Net increase from share transactions	1,609,931	648,397

Institutional Class
Proceeds from sales of shares	27,113,927	27,581,377
Issued to shareholders in reinvestment of distributions	197,153	112,101
Cost of shares redeemed	(36,247,737)	(58,546,423)

Net decrease from share transactions	(8,936,657)	(30,852,945)

Class Z
Proceeds from sales of shares	1,000,000	43,953,267
Cost of shares redeemed	(19,500,000)	(8,630,000)

Net increase/(decrease) from share transactions	(18,500,000)	35,323,267

Net increase/(decrease) in net assets	$(29,782,066)	$16,799,011

NET ASSETS:
Beginning of period	119,126,094	102,327,083

End of period (including undistributed net investment income of $0 and $3,150, respectively)	$89,344,028	$119,126,094

See Notes to Financial Statements	145	December 31, 2010

Statement of Changes in Net Assets

	FORWARD STRATEGIC ALTERNATIVES FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	176,580	60,996
Distributions reinvested	3,653	236
Redeemed	(37,299)	(2,827)

Net increase in shares outstanding	142,934	58,405

Institutional Class
Sold	2,462,325	2,660,694
Distributions reinvested	17,912	10,789
Redeemed	(3,314,433)	(5,919,409)

Net decrease in shares outstanding	(834,196)	(3,247,926)

Class Z
Sold	91,219	4,451,704
Redeemed	(1,755,324)	(804,359)

Net increase/(decrease) in shares outstanding	(1,664,105)	3,647,345

December 31, 2010	146	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD U.S. GOVERNMENT MONEY FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$371,947	$3,517,414
Net realized loss on investments	0	(14,853)

Net increase in net assets resulting from operations	371,947	3,502,561

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(2,416)	(17,083)
Institutional Class	(170,456)	(989,521)
Class A	(829)	(1,364)
Class C	(730)	(3,151)
Class Z	(312,390)	(2,505,600)

Total distributions	(486,821)	(3,516,719)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	2,264,270	4,963,197
Issued to shareholders in reinvestment of distributions	2,212	16,167
Cost of shares redeemed	(3,794,699)	(11,728,100)

Net decrease from share transactions	(1,528,217)	(6,748,736)

Institutional Class
Proceeds from sales of shares	283,177,985	700,041,272
Issued to shareholders in reinvestment of distributions	14,876	57,592
Cost of shares redeemed	(337,322,311)	(817,243,820)

Net decrease from share transactions	(54,129,450)	(117,144,956)

Class A
Proceeds from sales of shares	2,871,287	1,043,308
Issued to shareholders in reinvestment of distributions	747	1,327
Cost of shares redeemed	(1,937,118)	(1,158,220)

Net increase/(decrease) from share transactions	934,916	(113,585)

Class C
Proceeds from sales of shares	1,608,365	1,070,398
Issued to shareholders in reinvestment of distributions	656	3,014
Cost of shares redeemed	(1,867,559)	(1,758,430)

Net decrease from share transactions	(258,538)	(685,018)

Class Z
Proceeds from sales of shares	534,915,165	1,029,737,763
Issued to shareholders in reinvestment of distributions	79	17,572
Cost of shares redeemed	(662,721,114)	(1,340,183,372)

Net decrease from share transactions	(127,805,870)	(310,428,037)

Net decrease in net assets	$(182,902,033)	$(435,134,490)

NET ASSETS:
Beginning of year	717,098,743	1,152,233,233

End of year (including undistributed net investment income of $4,006 and $118,872, respectively)	$534,196,710	$717,098,743

See Notes to Financial Statements	147	December 31, 2010

Statement of Changes in Net Assets

	FORWARD U.S. GOVERNMENT MONEY FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	2,264,269	4,963,197
Distributions reinvested	2,212	16,167
Redeemed	(3,794,699)	(11,728,101)

Net decrease in shares outstanding	(1,528,218)	(6,748,737)

Institutional Class
Sold	283,177,985	700,041,271
Distributions reinvested	14,876	57,593
Redeemed	(337,322,311)	(817,243,820)

Net decrease in shares outstanding	(54,129,450)	(117,144,956)

Class A
Sold	2,871,288	1,043,308
Distributions reinvested	747	1,326
Redeemed	(1,937,118)	(1,158,220)

Net increase/(decrease) in shares outstanding	934,917	(113,586)

Class C
Sold	1,608,366	1,070,399
Distributions reinvested	656	3,014
Redeemed	(1,867,559)	(1,758,430)

Net decrease in shares outstanding	(258,537)	(685,017)

Class Z
Sold	534,915,164	1,029,737,763
Distributions reinvested	79	17,573
Redeemed	(662,721,114)	(1,340,183,372)

Net decrease in shares outstanding	(127,805,871)	(310,428,036)

December 31, 2010	148	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$2,316,688	$1,032,636
Net realized loss on investments transactions and gain distributions of affiliated investment company shares	988,659	(105,693)
Change in unrealized appreciation of investments	1,469,663	10,776,006

Net increase in net assets resulting from operations	4,775,010	11,702,949

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(338,741)	(131,301)
Institutional Class	(1,408,305)	(680,583)
Class A	(329,404)	(167,854)
Class C	(242,271)	(112,696)

Total distributions	(2,318,721)	(1,092,434)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	2,568,899	1,771,228
Issued to shareholders in reinvestment of distributions	336,512	130,315
Cost of shares redeemed	(2,547,573)	(3,199,602)

Net increase/(decrease) from share transactions	357,838	(1,298,059)

Institutional Class
Proceeds from sales of shares	12,613,303	9,153,432
Issued to shareholders in reinvestment of distributions	1,262,071	580,979
Cost of shares redeemed	(18,331,296)	(8,241,395)

Net increase/(decrease) from share transactions	(4,455,922)	1,493,016

Class A
Proceeds from sales of shares	668,263	886,833
Issued to shareholders in reinvestment of distributions	300,432	149,174
Cost of shares redeemed	(2,733,744)	(1,269,572)

Net decrease from share transactions	(1,765,049)	(233,565)

Class C
Proceeds from sales of shares	648,848	1,001,426
Issued to shareholders in reinvestment of distributions	238,646	111,464
Cost of shares redeemed	(2,392,716)	(1,228,023)

Net decrease from share transactions	(1,505,222)	(115,133)

Net increase/(decrease) in net assets	$(4,912,066)	$10,456,774

NET ASSETS:
Beginning of year	56,320,309	45,863,535

End of year (including undistributed net investment income of $0 and $1, respectively)	$51,408,243	$56,320,309

See Notes to Financial Statements	149	December 31, 2010

Statement of Changes in Net Assets

	FORWARD AGGRESSIVE GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	190,913	154,832
Distributions reinvested	24,105	9,899
Redeemed	(186,444)	(255,370)

Net increase/(decrease) in shares outstanding	28,574	(90,639)

Institutional Class
Sold	899,633	779,621
Distributions reinvested	88,287	43,727
Redeemed	(1,302,900)	(691,799)

Net increase/(decrease) in shares outstanding	(314,980)	131,549

Class A
Sold	48,534	78,361
Distributions reinvested	21,209	11,202
Redeemed	(200,395)	(108,984)

Net decrease in shares outstanding	(130,652)	(19,421)

Class C
Sold	49,240	88,531
Distributions reinvested	17,445	8,419
Redeemed	(181,854)	(109,863)

Net decrease in shares outstanding	(115,169)	(12,913)

December 31, 2010	150	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD BALANCED ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$5,742,973	$3,658,776
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment company shares	1,349,009	472,606
Change in unrealized appreciation of investments	3,929,823	17,169,648

Net increase in net assets resulting from operations	11,021,805	21,301,030

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(561,493)	(352,107)
Institutional Class	(3,581,590)	(2,405,631)
Class A	(943,425)	(658,922)
Class C	(667,165)	(345,368)

Total distributions	(5,753,673)	(3,762,028)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	2,142,444	5,231,283
Issued to shareholders in reinvestment of distributions	560,624	350,307
Cost of shares redeemed	(3,437,595)	(4,385,885)

Net increase/(decrease) from share transactions	(734,527)	1,195,705

Institutional Class
Proceeds from sales of shares	27,032,365	28,246,800
Issued to shareholders in reinvestment of distributions	2,752,764	1,738,053
Cost of shares redeemed	(39,177,946)	(16,825,475)

Net increase/(decrease) from share transactions	(9,392,817)	13,159,378

Class A
Proceeds from sales of shares	1,694,407	2,617,393
Issued to shareholders in reinvestment of distributions	896,181	629,099
Cost of shares redeemed	(5,056,342)	(3,923,795)

Net decrease from share transactions	(2,465,754)	(677,303)

Class C
Proceeds from sales of shares	4,723,194	3,360,398
Issued to shareholders in reinvestment of distributions	578,879	314,119
Cost of shares redeemed	(4,539,770)	(2,683,873)

Net increase from share transactions	762,303	990,644

Net increase/(decrease) in net assets	$(6,562,663)	$32,207,426

NET ASSETS:
Beginning of year	127,607,124	95,399,698

End of year (including undistributed net investment income of $0 and $3, respectively)	$121,044,461	$127,607,124

See Notes to Financial Statements	151	December 31, 2010

Statement of Changes in Net Assets

	FORWARD BALANCED ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	144,049	385,952
Distributions reinvested	37,340	25,807
Redeemed	(233,684)	(331,186)

Net increase/(decrease) in shares outstanding	(52,295)	80,573

Institutional Class
Sold	1,808,083	2,212,660
Distributions reinvested	183,611	128,661
Redeemed	(2,611,756)	(1,301,541)

Net increase/(decrease) in shares outstanding	(620,062)	1,039,780

Class A
Sold	114,430	206,551
Distributions reinvested	59,764	46,688
Redeemed	(341,320)	(307,230)

Net decrease in shares outstanding	(167,126)	(53,991)

Class C
Sold	321,217	236,918
Distributions reinvested	38,555	23,214
Redeemed	(306,644)	(216,491)

Net increase in shares outstanding	53,128	43,641

December 31, 2010	152	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH & INCOME ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$5,062,856	$3,099,123
Net realized gain/(loss) on investments transactions and gain distributions of affiliated investment company shares	2,378,145	(853,937)
Change in unrealized appreciation of investments	2,710,584	18,666,359

Net increase in net assets resulting from operations	10,151,585	20,911,545

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(591,227)	(334,825)
Institutional Class	(2,288,068)	(1,548,799)
Class A	(856,520)	(559,751)
Class C	(1,332,808)	(758,022)

Total distributions	(5,068,623)	(3,201,397)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	2,550,586	2,784,438
Issued to shareholders in reinvestment of distributions	591,227	334,825
Cost of shares redeemed	(2,752,423)	(4,135,432)

Net increase/(decrease) from share transactions	389,390	(1,016,169)

Institutional Class
Proceeds from sales of shares	15,006,402	13,680,791
Issued to shareholders in reinvestment of distributions	1,927,823	1,254,191
Cost of shares redeemed	(27,517,198)	(10,744,748)

Net increase/(decrease) from share transactions	(10,582,973)	4,190,234

Class A
Proceeds from sales of shares	676,525	1,578,575
Issued to shareholders in reinvestment of distributions	822,821	537,429
Cost of shares redeemed	(3,890,630)	(5,935,726)

Net decrease from share transactions	(2,391,284)	(3,819,722)

Class C
Proceeds from sales of shares	5,082,241	4,196,625
Issued to shareholders in reinvestment of distributions	1,273,350	724,371
Cost of shares redeemed	(9,262,518)	(8,230,500)

Net decrease from share transactions	(2,906,927)	(3,309,504)

Net increase/(decrease) in net assets	$(10,408,832)	$13,754,987

NET ASSETS:
Beginning of year	117,328,535	103,573,548

End of year (including undistributed net investment income of $0 and $2,132, respectively)	$106,919,703	$117,328,535

See Notes to Financial Statements	153	December 31, 2010

Statement of Changes in Net Assets

	FORWARD GROWTH & INCOME ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	173,951	212,297
Distributions reinvested	40,251	25,363
Redeemed	(188,547)	(308,485)

Net increase/(decrease) in shares outstanding	25,655	(70,825)

Institutional Class
Sold	1,028,997	1,089,781
Distributions reinvested	131,245	94,667
Redeemed	(1,883,526)	(892,169)

Net increase/(decrease) in shares outstanding	(723,284)	292,279

Class A
Sold	46,830	126,867
Distributions reinvested	56,146	40,860
Redeemed	(270,442)	(484,896)

Net decrease in shares outstanding	(167,466)	(317,169)

Class C
Sold	353,618	325,641
Distributions reinvested	86,789	54,753
Redeemed	(650,133)	(663,360)

Net decrease in shares outstanding	(209,726)	(282,966)

December 31, 2010	154	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$4,874,684	$2,539,249
Net realized loss on investments transactions and gain distributions of affiliated investment company shares	4,295,035	(23,253)
Change in unrealized appreciation of investments	1,130,811	19,883,247

Net increase in net assets resulting from operations	10,300,530	22,399,243

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(587,231)	(289,572)
Institutional Class	(2,279,369)	(1,335,239)
Class A	(847,576)	(475,598)
Class C	(1,161,466)	(550,888)

Total distributions	(4,875,642)	(2,651,297)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	1,946,819	2,274,360
Issued to shareholders in reinvestment of distributions	585,056	286,164
Cost of shares redeemed	(3,033,121)	(4,896,731)

Net decrease from share transactions	(501,246)	(2,336,207)

Institutional Class
Proceeds from sales of shares	17,132,866	11,651,580
Issued to shareholders in reinvestment of distributions	2,007,058	1,147,793
Cost of shares redeemed	(28,583,076)	(9,713,202)

Net increase/(decrease) from share transactions	(9,443,152)	3,086,171

Class A
Proceeds from sales of shares	1,256,025	1,863,149
Issued to shareholders in reinvestment of distributions	809,881	447,283
Cost of shares redeemed	(5,586,570)	(3,303,495)

Net decrease from share transactions	(3,520,664)	(993,063)

Class C
Proceeds from sales of shares	3,011,107	3,764,335
Issued to shareholders in reinvestment of distributions	1,096,269	532,004
Cost of shares redeemed	(8,375,477)	(5,625,910)

Net decrease from share transactions	(4,268,101)	(1,329,571)

Net increase/(decrease) in net assets	$(12,308,275)	$18,175,276

NET ASSETS:
Beginning of year	114,604,392	96,429,116

End of year (including undistributed net investment income of $0 and $3, respectively)	$102,296,117	$114,604,392

See Notes to Financial Statements	155	December 31, 2010

Statement of Changes in Net Assets

	FORWARD GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	137,787	183,522
Distributions reinvested	40,093	21,715
Redeemed	(214,112)	(389,354)

Net decrease in shares outstanding	(36,232)	(184,117)

Institutional Class
Sold	1,190,099	975,069
Distributions reinvested	137,740	86,848
Redeemed	(1,977,292)	(798,613)

Net increase/(decrease) in shares outstanding	(649,453)	263,304

Class A
Sold	87,697	154,578
Distributions reinvested	55,550	33,804
Redeemed	(391,089)	(273,919)

Net decrease in shares outstanding	(247,842)	(85,537)

Class C
Sold	213,621	310,667
Distributions reinvested	75,337	39,901
Redeemed	(595,689)	(460,885)

Net decrease in shares outstanding	(306,731)	(110,317)

December 31, 2010	156	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INCOME & GROWTH ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$2,594,128	$1,614,520
Net realized gain on investments transactions and gain distributions of affiliated investment company shares	238,389	103,833
Change in unrealized appreciation of investments	1,798,136	5,811,946

Net increase in net assets resulting from operations	4,630,653	7,530,299

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(186,339)	(134,676)
Institutional Class	(2,061,756)	(1,240,338)
Class A	(114,055)	(105,738)
Class C	(232,307)	(175,453)
From net realized gains on investments
Investor Class	(1,347)	—
Institutional Class	(13,630)	—
Class A	(770)	—
Class C	(1,929)	—

Total Distributions	(2,612,133)	(1,656,205)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	1,131,580	1,592,992
Issued to shareholders in reinvestment of distributions	187,667	134,676
Cost of shares redeemed	(1,395,389)	(950,242)

Net increase/(decrease) from share transactions	(76,142)	777,426

Institutional Class
Proceeds from sales of shares	25,319,288	20,974,563
Issued to shareholders in reinvestment of distributions	1,797,099	988,455
Cost of shares redeemed	(19,497,462)	(10,207,580)

Net increase from share transactions	7,618,925	11,755,438

Class A
Proceeds from sales of shares	438,392	937,969
Issued to shareholders in reinvestment of distributions	111,370	101,271
Cost of shares redeemed	(1,032,927)	(909,305)

Net increase/(decrease) from share transactions	(483,165)	129,935

Class C
Proceeds from sales of shares	1,148,404	1,044,655
Issued to shareholders in reinvestment of distributions	227,567	169,805
Cost of shares redeemed	(1,281,252)	(1,829,276)

Net increase/(decrease) from share transactions	94,719	(614,816)

Net increase in assets	$9,172,857	$17,922,077

NET ASSETS:
Beginning of year	55,084,545	37,162,468

End of year (including undistributed net investment income of $0 and $3, respectively)	$64,257,402	$55,084,545

See Notes to Financial Statements	157	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INCOME & GROWTH ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	77,077	116,175
Distributions reinvested	12,694	10,022
Redeemed	(95,100)	(71,317)

Net increase/(decrease) in shares outstanding	(5,329)	54,880

Institutional Class
Sold	1,730,352	1,566,268
Distributions reinvested	121,523	73,209
Redeemed	(1,345,180)	(775,270)

Net increase in shares outstanding	506,695	864,207

Class A
Sold	29,669	73,920
Distributions reinvested	7,540	7,590
Redeemed	(70,005)	(70,357)

Net increase/(decrease) in shares outstanding	(32,796)	11,153

Class C
Sold	79,379	78,149
Distributions reinvested	15,419	12,773
Redeemed	(86,764)	(143,869)

Net increase/(decrease) in shares outstanding	8,034	(52,947)

December 31, 2010	158	See Notes to Financial Statements

Statement of Changes in Net Assets

	FORWARD INCOME ALLOCATION FUND
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
OPERATIONS:
Net investment income	$856,925	$876,446
Net realized gain on investments transactions and gain distributions of affiliated investment company shares	23,371	33,243
Change in unrealized appreciation of investments	605,226	1,682,671

Net increase in net assets resulting from operations	1,485,522	2,592,360

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(82,706)	(77,788)
Institutional Class	(605,057)	(641,878)
Class A	(29,537)	(47,578)
Class C	(138,277)	(118,418)

Total distributions	(855,577)	(885,662)

SHARE TRANSACTIONS:
Investor Class
Proceeds from sales of shares	575,020	1,013,512
Issued to shareholders in reinvestment of distributions	82,646	76,793
Cost of shares redeemed	(334,144)	(1,227,370)

Net increase/(decrease) from share transactions	323,522	(137,065)

Institutional Class
Proceeds from sales of shares	8,322,766	6,816,709
Issued to shareholders in reinvestment of distributions	398,973	402,966
Cost of shares redeemed	(8,257,548)	(5,019,580)

Net increase from share transactions	464,191	2,200,095

Class A
Proceeds from sales of shares	348,204	377,725
Issued to shareholders in reinvestment of distributions	26,044	36,951
Cost of shares redeemed	(291,275)	(782,786)

Net increase/(decrease) from share transactions	82,973	(368,110)

Class C
Proceeds from sales of shares	1,625,661	2,033,482
Issued to shareholders in reinvestment of distributions	111,749	105,837
Cost of shares redeemed	(1,044,828)	(1,025,708)

Net increase from share transactions	692,582	1,113,611

Net increase in net assets	$2,193,213	$4,515,229

NET ASSETS:
Beginning of year	20,485,272	15,970,043

End of year (including undistributed net investment income of $1,377 and $28, respectively)	$22,678,485	$20,485,272

See Notes to Financial Statements	159	December 31, 2010

Statement of Changes in Net Assets

	FORWARD INCOME ALLOCATION FUND (continued)
	YEAR ENDED DECEMBER 31, 2010	YEAR ENDED DECEMBER 31, 2009
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	40,237	73,475
Distributions reinvested	5,746	5,759
Redeemed	(23,349)	(92,816)

Net increase/(decrease) in shares outstanding	22,634	(13,582)

Institutional Class
Sold	578,830	515,179
Distributions reinvested	27,708	30,131
Redeemed	(572,041)	(372,921)

Net increase in shares outstanding	34,497	172,389

Class A
Sold	24,190	28,654
Distributions reinvested	1,809	2,773
Redeemed	(20,205)	(57,616)

Net increase/(decrease) in shares outstanding	5,794	(26,189)

Class C
Sold	114,429	150,660
Distributions reinvested	7,779	7,942
Redeemed	(73,047)	(77,822)

Net increase in shares outstanding	49,161	80,780

December 31, 2010	160	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier MarketStrat Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.32	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.04	(0.08)
Net realized and unrealized gain on investments(c)	2.29	0.45

Total from Investment Operations	2.33	0.37

LESS DISTRIBUTIONS:
Distributions from net investment income	(1.09)	(0.86)
Distributions from capital gains	(0.13)	(0.19)

Total Distributions	(1.22)	(1.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.11	(0.68)

NET ASSET VALUE, END OF PERIOD	$12.43	$11.32

TOTAL RETURN	20.76%	3.03%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,267	$1,124
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.30%	(0.67)%
Operating expenses	1.44%	1.38%
PORTFOLIO TURNOVER RATE	50%	79%

(a) Commenced operations on December 31, 2008.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements	161	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier MarketStrat Fund

	INSTITUTIONAL CLASS
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.31	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.04	(0.08)
Net realized and unrealized gain on investments(c)	2.32	0.43

Total from Investment Operations	2.36	0.35

LESS DISTRIBUTIONS:
Distributions from net investment income	(1.11)	(0.85)
Distributions from capital gains	(0.13)	(0.19)

Total Distributions	(1.24)	(1.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.12	(0.69)

NET ASSET VALUE, END OF PERIOD	$12.43	$11.31

TOTAL RETURN	21.11%	2.89%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$65,985	$13,105
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.34%	(0.69)%
Operating expenses	1.21%	1.39%
PORTFOLIO TURNOVER RATE	50%	79%

(a) Commenced operations on December 31, 2008.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund was known as the Accessor Frontier Markets Fund.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2010	162	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Frontier MarketStrat Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.31	$10.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.08	(0.03)
Net realized and unrealized gain on investments(c)	2.29	1.54

Total from Investment Operations	2.37	1.51

LESS DISTRIBUTIONS:
Distributions from net investment income	(1.12)	(0.86)
Distributions from capital gains	(0.13)	(0.19)

Total Distributions	(1.25)	(1.05)

NET INCREASE IN NET ASSET VALUE	1.12	0.46

NET ASSET VALUE, END OF PERIOD	$12.43	$11.31

TOTAL RETURN	21.17%	13.86	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$70,578	$23,531
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.64%	(0.38	)%(e)
Operating expenses	1.13%	1.15	%(e)
PORTFOLIO TURNOVER RATE	50%	79	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to September 20, 2010, the Forward Frontier MarketStrat Fund was known as the Forward Frontier Markets Fund. Prior to May 1, 2010, the Forward Frontier Markets Fund Class Z was known as the Accessor Frontier Markets Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	163	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$9.53	$7.45	$10.45		$11.01		$10.73
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.76	0.80	0.71		0.76		0.82
Net realized and unrealized gain/(loss) on investments(c)	0.51	2.06	(2.98)		(0.56)		0.28

Total from Investment Operations	1.27	2.86	(2.27)		0.20		1.10

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.76)	(0.78)	(0.73)		(0.76)		(0.82)

Total Distributions	(0.76)	(0.78)	(0.73)		(0.76)		(0.82)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.51	2.08	(3.00)		(0.56)		0.28

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		—		0.00	(d)

NET ASSET VALUE, END OF PERIOD	$10.04	$9.53	$7.45		$10.45		$11.01

TOTAL RETURN	13.85%	39.61%	(22.54)%		1.85%		10.71%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$8,105	$4,390	$486		$1,850		$498
RATIOS TO AVERAGE NET ASSETS:
Net investment income	7.77%	8.97%	7.32%		7.02%		7.54%
Operating expenses	1.37%	1.41%	1.45	%(e)	1.29	%(e)	0.91	%(e)
PORTFOLIO TURNOVER RATE	296%	202%	110%		86%		88%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	164	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$9.53	$7.45	$10.44		$11.01		$10.72
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.81	0.83	0.77		0.80		0.80
Net realized and unrealized gain/(loss) on investments(c)	0.50	2.07	(2.98)		(0.57)		0.31

Total from Investment Operations	1.31	2.90	(2.21)		0.23		1.11

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.81)	(0.82)	(0.78)		(0.80)		(0.82)

Total Distributions	(0.81)	(0.82)	(0.78)		(0.80)		(0.82)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.50	2.08	(2.99)		(0.57)		0.29

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(d)	0.00	(d)	0.00	(d)

NET ASSET VALUE, END OF PERIOD	$10.03	$9.53	$7.45		$10.44		$11.01

TOTAL RETURN	14.31%	40.36%	(22.16)%		2.10%		10.82%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$71,182	$76,640	$50,902		$72,604		$59,931
RATIOS TO AVERAGE NET ASSETS:
Net investment income	8.29%	9.64%	8.16%		7.38%		7.52%
Operating expenses	0.97%	0.99%	0.96	%(e)	0.91	%(e)	0.90	%(e)
PORTFOLIO TURNOVER RATE	296%	202%	110%		86%		88%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund was known as the Accessor High Yield Bond Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	165	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$9.52	$7.44	$10.43		$10.99		$10.71
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.72	0.74	0.67		0.69		0.70
Net realized and unrealized gain/(loss) on investments(c)	0.49	2.08	(2.98)		(0.56)		0.29

Total from Investment Operations	1.21	2.82	(2.31)		0.13		0.99

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.70)	(0.74)	(0.68)		(0.69)		(0.71)

Total Distributions	(0.70)	(0.74)	(0.68)		(0.69)		(0.71)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.51	2.08	(2.99)		(0.56)		0.28

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		—		0.00	(d)

NET ASSET VALUE, END OF PERIOD	$10.03	$9.52	$7.44		$10.43		$10.99

TOTAL RETURN(e)	13.18%	39.12%	(22.97)%		1.17%		9.65%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$950	$760	$623		$1,416		$1,804
RATIOS TO AVERAGE NET ASSETS:
Net investment income	7.37%	8.66%	7.03%		6.37%		6.53%
Operating expenses	1.87%	1.92%	1.96	%(f)	1.89	%(f)	1.90	%(f)
PORTFOLIO TURNOVER RATE	296%	202%	110%		86%		88%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund Class C was known as the Accessor High Yield Bond Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) Total return does not reflect the effect of sales charges.

(f) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	166	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward High Yield Bond Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.53	$8.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.82	0.55
Net realized and unrealized gain on investments(c)	0.49	1.20

Total from Investment Operations	1.31	1.75

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.82)	(0.57)

Total Distributions	(0.82)	(0.57)

NET INCREASE IN NET ASSET VALUE	0.49	1.18

NET ASSET VALUE, END OF PERIOD	$10.02	$9.53

TOTAL RETURN	14.34%	21.52	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$27,913	$25,288
RATIOS TO AVERAGE NET ASSETS:
Net investment income	8.38%	9.37	%(e)
Operating expenses	0.87%	0.90	%(e)
PORTFOLIO TURNOVER RATE	296%	202	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to May 1, 2010, the Forward High Yield Bond Fund Class Z was known as the Accessor High Yield Bond Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	167	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.87	$10.46	$23.14		$22.32		$16.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.11	0.13	0.37		0.07		0.03
Net realized and unrealized gain/(loss) on investments(c)	1.79	3.68	(12.20)		2.66		5.46

Total from Investment Operations	1.90	3.81	(11.83)		2.73		5.49

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.31)	(0.40)	(0.01)		(0.10)		(0.02)
Distributions from capital gains	—	—	(0.86)		(1.81)		—

Total Distributions	(0.31)	(0.40)	(0.87)		(1.91)		(0.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.59	3.41	(12.70)		0.82		5.47

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.02		0.00	(d)	0.00	(d)

NET ASSET VALUE, END OF PERIOD	$15.46	$13.87	$10.46		$23.14		$22.32

TOTAL RETURN	13.69%	36.57%	(52.57)%		12.37%		32.59%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,346	$1,530	$1,845		$6,523		$1,746
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.75%	1.18%	2.05%		0.27%		0.18%
Operating expenses	1.96%	1.92%	1.76	%(e)	1.79	%(e)	1.92	%(e)
PORTFOLIO TURNOVER RATE	68%	71%	102%		74%		94%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward International Equity Fund was known as the Accessor International Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	168	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.27	$10.89	$23.93		$22.99		$17.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.19	0.23	0.46		0.24		0.10
Net realized and unrealized gain/(loss) on investments(c)	1.83	3.80	(12.63)		2.71		5.65

Total from Investment Operations	2.02	4.03	(12.17)		2.95		5.75

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.35)	(0.65)	(0.01)		(0.20)		(0.11)
Distributions from capital gains	—	—	(0.86)		(1.81)		—

Total Distributions	(0.35)	(0.65)	(0.87)		(2.01)		(0.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.67	3.38	(13.04)		0.94		5.64

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(d)	0.00	(d)	(0.00	)(d)

NET ASSET VALUE, END OF PERIOD	$15.94	$14.27	$10.89		$23.93		$22.99

TOTAL RETURN	14.15%	37.02%	(52.29)%		12.97%		33.13%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$19,898	$26,243	$94,963		$241,397		$152,545
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.31%	2.11%	2.49%		0.96%		0.53%
Operating expenses	1.53%	1.50%	1.25	%(e)	1.33	%(e)	1.44	%(e)
PORTFOLIO TURNOVER RATE	68%	71%	102%		74%		94%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward International Equity Fund was known as the Accessor International Equity Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	169	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward International Equity Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26	$11.01
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.22	0.10
Net realized and unrealized gain on investments(c)	1.81	3.81

Total from Investment Operations	2.03	3.91

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.36)	(0.66)

Total Distributions	(0.36)	(0.66)

NET INCREASE IN NET ASSET VALUE	1.67	3.25

NET ASSET VALUE, END OF PERIOD	$15.93	$14.26

TOTAL RETURN	14.28%	35.54	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$56,371	$72,319
RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.52%	1.10	%(e)
Operating expenses	1.41%	1.37	%(e)
PORTFOLIO TURNOVER RATE	68%	71	%(f)

(a) Commenced operations on May 5, 2009

(b) Prior to May 1, 2010, the Forward International Equity Fund Class Z was known as the Accessor International Equity Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2010	170	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$10.40	$9.99	$10.85		$11.23		$11.63
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.32	0.55	0.51		0.70		0.75
Net realized and unrealized gain/(loss) on investments(c)	0.46	0.42	(0.83)		(0.36)		(0.39)

Total from Investment Operations	0.78	0.97	(0.32)		0.34		0.36

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.38)	(0.52)	(0.54)		(0.72)		(0.76)
Distributions from capital gains	—	(0.04)	—		—		—

Total Distributions	(0.38)	(0.56)	(0.54)		(0.72)		(0.76)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	0.41	(0.86)		(0.38)		(0.40)

NET ASSET VALUE, END OF PERIOD	$10.80	$10.40	$9.99		$10.85		$11.23

TOTAL RETURN	7.59%	10.12%	(2.85)%		3.15%		3.30%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,150	$1,027	$1,260		$7,083		$1,646
RATIOS TO AVERAGE NET ASSETS:
Net investment income	2.95%	5.47%	4.91%		6.45%		6.64%
Operating expenses	1.29%	1.45%	1.33	%(d)	1.29	%(d)	1.15	%(d)
PORTFOLIO TURNOVER RATE	133%	463%	260%		72%		103%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	171	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$10.41	$9.99	$10.86		$11.24		$11.64
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.34	0.59	0.56		0.75		0.79
Net realized and unrealized gain/(loss) on investments(c)	0.49	0.44	(0.84)		(0.36)		(0.38)

Total from Investment Operations	0.83	1.03	(0.28)		0.39		0.41

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.44)	(0.57)	(0.59)		(0.77)		(0.81)
Distributions from capital gains	—	(0.04)	—		—		—

Total Distributions	(0.44)	(0.61)	(0.59)		(0.77)		(0.81)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.39	0.42	(0.87)		(0.38)		(0.40)

NET ASSET VALUE, END OF PERIOD	$10.80	$10.41	$9.99		$10.86		$11.24

TOTAL RETURN	8.03%	10.69%	(2.43)%		3.64%		3.73%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,220	$18,176	$63,900		$71,409		$36,331
RATIOS TO AVERAGE NET ASSETS:
Net investment income	3.11%	5.90%	5.49%		6.87%		6.90%
Operating expenses	0.91%	1.04%	0.88	%(d)	0.79	%(d)	0.73	%(d)
PORTFOLIO TURNOVER RATE	133%	463%	260%		72%		103%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund was known as the Accessor Investment Grade Fixed-Income Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	172	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Investment Grade Fixed-Income Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.40	$9.65
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.35	0.31
Net realized and unrealized gain on investments(c)	0.49	0.79

Total from Investment Operations	0.84	1.10

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.45)	(0.35)

Total Distributions	(0.45)	(0.35)

NET INCREASE IN NET ASSET VALUE	0.39	0.75

NET ASSET VALUE, END OF PERIOD	$10.79	$10.40

TOTAL RETURN	8.17%	11.56	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$88,997	$90,944
RATIOS TO AVERAGE NET ASSETS:
Net investment income	3.26%	4.60	%(e)
Operating expenses	0.80%	0.89	%(e)
PORTFOLIO TURNOVER RATE	133%	463	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to May 1, 2010, the Forward Investment Grade Fixed-Income Fund Class Z was known as the Accessor Investment Grade Fixed-Income Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	173	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Growth Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$22.13	$17.58	$26.87		$25.49		$24.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.03	0.05	0.06		(0.01)		0.02
Net realized and unrealized gain/(loss) on investments(c)	2.49	4.55	(9.19)		1.41		1.51

Total from Investment Operations	2.52	4.60	(9.13)		1.40		1.53

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.06)	(0.05)	(0.16)		(0.02)		(0.04)

Total Distributions	(0.06)	(0.05)	(0.16)		(0.02)		(0.04)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.46	4.55	(9.29)		1.38		1.49

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		—		0.00	(d)

NET ASSET VALUE, END OF PERIOD	$24.59	$22.13	$17.58		$26.87		$25.49

TOTAL RETURN	11.44%	26.21%	(33.96)%		5.49%		6.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,536	$736	$812		$2,037		$2,293
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	0.12%	0.27%	0.26%		(0.05)%		0.06%
Operating expenses	1.45%	1.48%	1.00	%(e)	1.47	%(e)	1.39	%(e)
PORTFOLIO TURNOVER RATE	88%	106%	166%		191%		131%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Large Cap Growth Fund was known as the Accessor Growth Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	174	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Growth Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$22.67	$18.01	$27.48		$26.03		$24.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.12	0.11	0.06		0.08		0.07
Net realized and unrealized gain/(loss) on investments(c)	2.56	4.68	(9.46)		1.44		1.54

Total from Investment Operations	2.68	4.79	(9.40)		1.52		1.61

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.14)	(0.13)	(0.07)		(0.07)		(0.07)

Total Distributions	(0.14)	(0.13)	(0.07)		(0.07)		(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.54	4.66	(9.47)		1.45		1.54

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(d)	0.00	(d)	0.00	(d)

NET ASSET VALUE, END OF PERIOD	$25.21	$22.67	$18.01		$27.48		$26.03

TOTAL RETURN	11.88%	26.72%	(34.24)%		5.86%		6.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$14,653	$20,757	$80,617		$161,713		$178,084
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.52%	0.62%	0.26%		0.30%		0.29%
Operating expenses	1.01%	1.06%	1.02	%(e)	1.12	%(e)	1.20	%(e)
PORTFOLIO TURNOVER RATE	88%	106%	166%		191%		131%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Large Cap Growth Fund was known as the Accessor Growth Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	175	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Growth Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$22.67	$18.35
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.15	0.12
Net realized and unrealized gain on investments(c)	2.54	4.31

Total from Investment Operations	2.69	4.43

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.16)	(0.11)

Total Distributions	(0.16)	(0.11)

NET INCREASE IN NET ASSET VALUE	2.53	4.32

NET ASSET VALUE, END OF PERIOD	$25.20	$22.67

TOTAL RETURN	11.95%	24.23	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$29,131	$69,017
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.65%	0.91	%(e)
Operating expenses	0.88%	0.93	%(e)
PORTFOLIO TURNOVER RATE	88%	106	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to May 1, 2010, the Forward Large Cap Growth Fund Class Z was known as the Accessor Growth Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2010	176	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Value Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$16.33	$14.23	$23.87		$23.97		$20.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.21	0.21	0.26		0.13		0.20
Net realized and unrealized gain/(loss) on investments(c)	1.02	2.11	(9.64)		0.55		3.10

Total from Investment Operations	1.23	2.32	(9.38)		0.68		3.30

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.26)	(0.22)	(0.26)		(0.12)		(0.21)
Distributions from capital gains	—	—	—		(0.66)		—

Total Distributions	(0.26)	(0.22)	(0.26)		(0.78)		(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.97	2.10	(9.64)		(0.10)		3.09

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		—		0.00	(d)

NET ASSET VALUE, END OF PERIOD	$17.30	$16.33	$14.23		$23.87		$23.97

TOTAL RETURN	7.64%	16.60%	(39.49)%		2.76%		15.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,056	$626	$795		$2,053		$2,207
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	1.28%	1.55%	1.32%		0.53%		0.91%
Operating expenses including waiver	N/A	1.50%	1.50	%(e)	1.47	%(e)	1.47	%(e)
Operating expenses excluding waiver	1.50%	1.50%	1.50	%(e)	1.47	%(e)	1.47	%(e)
PORTFOLIO TURNOVER RATE	226%	227%	145%		158%		64%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Large Cap Value Fund was known as the Accessor Value Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	177	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Value Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$16.31	$14.21	$23.85		$23.94		$20.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.27	0.30	0.36		0.26		0.31
Net realized and unrealized gain/(loss) on investments(c)	1.03	2.09	(9.64)		0.55		3.09

Total from Investment Operations	1.30	2.39	(9.28)		0.81		3.40

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.32)	(0.29)	(0.36)		(0.24)		(0.32)
Distributions from capital gains	—	—	—		(0.66)		—

Total Distributions	(0.32)	(0.29)	(0.36)		(0.90)		(0.32)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.98	2.10	(9.64)		(0.09)		3.08

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(d)	0.00	(d)	0.00	(d)

NET ASSET VALUE, END OF PERIOD	$17.29	$16.31	$14.21		$23.85		$23.94

TOTAL RETURN	8.08%	17.13%	(39.18)%		3.32%		16.42%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$10,408	$15,348	$78,171		$141,422		$127,895
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	1.63%	2.30%	1.87%		1.04%		1.40%
Operating expenses including waiver	N/A	1.07%	1.01	%(e)	0.97	%(e)	0.99	%(e)
Operating expenses excluding waiver	1.06%	1.07%	1.01	%(e)	0.97	%(e)	0.99	%(e)
PORTFOLIO TURNOVER RATE	226%	227%	145%		158%		64%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Large Cap Value Fund was known as the Accessor Value Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	178	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Large Cap Value Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.30	$13.28
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.29	0.17
Net realized and unrealized gain on investments(c)	1.03	3.06

Total from Investment Operations	1.32	3.23

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.34)	(0.21)

Total Distributions	(0.34)	(0.21)

NET INCREASE IN NET ASSET VALUE	0.98	3.02

NET ASSET VALUE, END OF PERIOD	$17.28	$16.30

TOTAL RETURN	8.20%	24.44	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$29,124	$69,018
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	1.79%	1.70	%(e)
Operating expenses including waiver	N/A	0.96	%(e)
Operating expenses excluding waiver	0.93%	0.96	%(e)
PORTFOLIO TURNOVER RATE	226%	227	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to May 1, 2010, the Forward Large Cap Value Fund Class Z was known as the Accessor Value Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	179	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Mortgage Securities Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.90		$12.04	$12.42		$12.21		$12.38
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.34		0.40	0.72		0.50		0.45
Net realized and unrealized gain/(loss) on investments(c)	0.65		0.82	(0.64)		0.19		(0.03)

Total from Investment Operations	0.99		1.22	0.08		0.69		0.42

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.38)		(0.36)	(0.46)		(0.48)		(0.52)
Distributions from capital gains	—		—	—		—		(0.07)

Total Distributions	(0.38)		(0.36)	(0.46)		(0.48)		(0.59)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.61		0.86	(0.38)		0.21		(0.17)

NET ASSET VALUE, END OF PERIOD	$13.51		$12.90	$12.04		$12.42		$12.21

TOTAL RETURN	7.76%		10.31%	0.67%		5.76%		3.55%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$3,357		$857	$954		$1,259		$894
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.50%		3.22%	3.78%		4.12%		3.72%
Operating expenses including reimbursement/waiver	1.36	%(e)	N/A	N/A		N/A		N/A
Operating expenses excluding reimbursement/waiver	1.54%		1.52%	1.48	%(d)	1.45	%(d)	1.56	%(d)
PORTFOLIO TURNOVER RATE	749%		614%	654%		497%		579%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Mortgage Securities Fund was known as the Accessor Mortgage Securities Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on this ratio is less than 0.01%.

(e) Effective September 1, 2010, the Advisor agreed to limit expenses at 1.25%.

December 31, 2010	180	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Mortgage Securities Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.90		$12.04	$12.42		$12.21		$12.39
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.39		0.49	0.53		0.56		0.52
Net realized and unrealized gain/(loss) on investments(c)	0.65		0.79	(0.39)		0.19		(0.05)

Total from Investment Operations	1.04		1.28	0.14		0.75		0.47

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.44)		(0.42)	(0.52)		(0.54)		(0.58)
Distributions from capital gains	—		—	—		—		(0.07)

Total Distributions	(0.44)		(0.42)	(0.52)		(0.54)		(0.65)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.60		0.86	(0.38)		0.21		(0.18)

NET ASSET VALUE, END OF PERIOD	$13.50		$12.90	$12.04		$12.42		$12.21

TOTAL RETURN	8.18%		10.80%	1.17%		6.28%		3.92%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$18,757		$18,779	$65,419		$62,498		$48,202
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.89%		3.94%	4.34%		4.54%		4.24%
Operating expenses including reimbursement/waiver	0.99	%(e)	N/A	N/A		N/A		N/A
Operating expenses excluding reimbursement/waiver	1.11%		1.07%	0.98	%(d)	0.95	%(d)	1.00	%(d)
PORTFOLIO TURNOVER RATE	749%		614%	654%		497%		579%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Mortgage Securities Fund was known as the Accessor Mortgage Securities Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) The effect of any custody credits on this ratio is less than 0.01%.

(e) Effective September 1, 2010, the Advisor agreed to limit expenses at 0.85%.

See Notes to Financial Statements	181	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Mortgage Securities Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$12.93		$12.06	$12.44		$12.23		$12.40
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.27		0.36	0.27		0.44		0.38
Net realized and unrealized gain/(loss) on investments(c)	0.66		0.81	(0.25)		0.18		(0.03)

Total from Investment Operations	0.93		1.17	0.02		0.62		0.35

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.30)		(0.30)	(0.40)		(0.41)		(0.45)
Distributions from capital gains	—		—	—		—		(0.07)

Total Distributions	(0.30)		(0.30)	(0.40)		(0.41)		(0.52)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.63		0.87	(0.38)		0.21		(0.17)

NET ASSET VALUE, END OF PERIOD	$13.56		$12.93	$12.06		$12.44		$12.23

TOTAL RETURN(d)	7.25%		9.80%	0.17%		5.22%		2.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$448		$244	$624		$857		$778
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.01%		2.90%	3.42%		3.57%		3.13%
Operating expenses including reimbursement/waiver	1.88	%(f)	N/A	N/A		N/A		N/A
Operating expenses excluding reimbursement/waiver	2.02%		2.02%	1.97	%(e)	1.92	%(e)	2.10	%(e)
PORTFOLIO TURNOVER RATE	749%		614%	654%		497%		579%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Mortgage Securities Fund Class C was known as the Accessor Mortgage Securities Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sales charges.

(e) The effect of any custody credits on this ratio is less than 0.01%.

(f) Effective September 1, 2010, the Advisor agreed to limit expenses at 1.75%.

December 31, 2010	182	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Mortgage Securities Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)		PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.91		$12.28
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.40		0.28
Net realized and unrealized gain on investments(c)	0.65		0.61

Total from Investment Operations	1.05		0.89

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.46)		(0.26)

Total Distributions	(0.46)		(0.26)

NET INCREASE IN NET ASSET VALUE	0.59		0.63

NET ASSET VALUE, END OF PERIOD	$13.50		$12.91

TOTAL RETURN	8.23%		7.28	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$33,162		$41,526
RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.99%		3.41	%(e)
Operating expenses including reimbursement/waiver	0.90	%(g)	N/A
Operating expenses excluding reimbursement/waiver	1.01%		1.00	%(e)
PORTFOLIO TURNOVER RATE	749%		614	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to May 1, 2010, the Forward Mortgage Securities Fund Class Z was known as the Accessor Mortgage Securities Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

(g) Effective September 1, 2010, the Advisor agreed to limit expenses at 0.75%.

See Notes to Financial Statements	183	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward SMIDPlus Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$23.19	$17.58	$29.76		$30.84		$27.24
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.06	0.04	(0.11)		(0.10)		(0.08)
Net realized and unrealized gain/(loss) on investments(c)	5.63	5.63	(11.94)		(0.93)		3.68

Total from Investment Operations	5.69	5.67	(12.05)		(1.03)		3.60

LESS DISTRIBUTIONS:
Distributions from net investment income	(4.38)	(0.06)	—		—		—
Distributions from capital gains	—	—	(0.13)		(0.05)		—

Total Distributions	(4.38)	(0.06)	(0.13)		(0.05)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.31	5.61	(12.18)		(1.08)		3.60

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		(0.00	)(d)	0.00	(d)

NET ASSET VALUE, END OF PERIOD	$24.50	$23.19	$17.58		$29.76		$30.84

TOTAL RETURN	24.60%	32.32%	(40.63)%		(3.35)%		13.22%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,627	$1,490	$1,744		$4,719		$4,396
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment income/(loss)(f)	0.24%	0.23%	(0.26)%		(0.27)%		(0.29)%
Operating expenses(f)	1.65%	1.77%	1.84	%(e)	1.68	%(e)	1.68	%(e)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment income/(loss)(f)	0.24%	0.23%	(0.44)%		(0.33)%		(0.29)%
Operating expenses(f)	1.65%	1.77%	2.02	%(e)	1.74	%(e)	1.68	%(e)
PORTFOLIO TURNOVER RATE	169%	84%	140%		57%		37%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

(f) Dividend expense totaled 0.00%, 0.00%, 0.18%, 0.06%, and 0.00% of average net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

December 31, 2010	184	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward SMIDPlus Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$24.32	$18.42	$31.02		$32.06		$28.20
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.15	0.13	0.03		0.05		0.05
Net realized and unrealized gain/(loss) on investments(c)	5.94	5.90	(12.50)		(0.97)		3.83

Total from Investment Operations	6.09	6.03	(12.47)		(0.92)		3.88

LESS DISTRIBUTIONS:
Distributions from net investment income	(4.48)	(0.13)	—		(0.07)		(0.02)
Distributions from capital gains	—	—	(0.13)		(0.05)		—

Total Distributions	(4.48)	(0.13)	(0.13)		(0.12)		(0.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.61	5.90	(12.60)		(1.04)		3.86

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(d)	0.00	(d)	0.00	(d)

NET ASSET VALUE, END OF PERIOD	$25.93	$24.32	$18.42		$31.02		$32.06

TOTAL RETURN	25.13%	32.90%	(40.33)%		(2.89)%		13.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$116,005	$126,090	$138,263		$291,934		$288,277
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment income(f)	0.58%	0.68%	0.28%		0.21%		0.18%
Operating expenses(f)	1.26%	1.33%	1.34	%(e)	1.20	%(e)	1.22	%(e)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment income(f)	0.58%	0.68%	0.10%		0.15%		0.18%
Operating expenses(f)	1.26%	1.33%	1.52	%(e)	1.26	%(e)	1.22	%(e)
PORTFOLIO TURNOVER RATE	169%	84%	140%		57%		37%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund was known as the Accessor Small to Mid Cap Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) The effect of any custody credits on this ratio is less than 0.01%.

(f) Dividend expense totaled 0.00%, 0.00%, 0.18%, 0.06%, and 0.00% of average net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

See Notes to Financial Statements	185	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward SMIDPlus Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$22.92	$17.42	$29.65		$30.88		$27.43
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.08)	(0.05)	(0.25)		(0.27)		(0.24)
Net realized and unrealized gain/(loss) on investments(c)	5.54	5.56	(11.85)		(0.91)		3.69

Total from Investment Operations	5.46	5.51	(12.10)		(1.18)		3.45

LESS DISTRIBUTIONS:
Distributions from net investment income	(4.29)	(0.01)	—		—		—
Distributions from capital gains	—	—	(0.13)		(0.05)		—

Total Distributions	(4.29)	(0.01)	(0.13)		(0.05)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	5.50	(12.23)		(1.23)		3.45

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	—		—		(0.00	)(d)

NET ASSET VALUE, END OF PERIOD	$24.09	$22.92	$17.42		$29.65		$30.88

TOTAL RETURN(e)	23.97%	31.66%	(40.95)%		(3.83)%		12.58%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$656	$501	$699		$3,250		$3,272
RATIOS TO AVERAGE NET ASSETS (excluding dividend expense):
Net investment loss(g)	(0.32)%	(0.28)%	(0.79)%		(0.79)%		(0.82)%
Operating expenses(g)	2.16%	2.27%	2.35	%(f)	2.20	%(f)	2.22	%(f)
RATIOS TO AVERAGE NET ASSETS (including dividend expense):
Net investment loss(g)	(0.32)%	(0.28)%	(0.97)%		(0.85)%		(0.82)%
Operating expenses(g)	2.16%	2.27%	2.53	%(f)	2.26	%(f)	2.22	%(f)
PORTFOLIO TURNOVER RATE	169%	84%	140%		57%		37%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class C was known as the Accessor Small to Mid Cap Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) Total return does not reflect the effect of sales charges.

(f) The effect of any custody credits on this ratio is less than 0.01%.

(g) Dividend expense totaled 0.00%, 0.00%, 0.18%, 0.06%, and 0.00% of average net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively.

December 31, 2010	186	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward SMIDPlus Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$24.31	$19.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.17	0.09
Net realized and unrealized gain on investments(c)	5.96	5.00

Total from Investment Operations	6.13	5.09

LESS DISTRIBUTIONS:
Distributions from net investment income	(4.51)	(0.09)

Total Distributions	(4.51)	(0.09)

NET INCREASE IN NET ASSET VALUE	1.62	5.00

NET ASSET VALUE, END OF PERIOD	$25.93	$24.31

TOTAL RETURN	25.32%	26.43	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$42,067	$41,580
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.67%	0.60	%(e)
Operating expenses	1.17%	1.24	%(e)
PORTFOLIO TURNOVER RATE	169%	84	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to September 20, 2010, the Forward SMIDPlus Fund was known as the Forward Small to Mid Cap Fund. Prior to May 1, 2010, the Forward Small to Mid Cap Fund Class Z was known as the Accessor Small to Mid Cap Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

See Notes to Financial Statements	187	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.43	$10.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.04	0.15
Net realized and unrealized gain/(loss) on investments(c)	(0.19)	1.12

Total from Investment Operations	(0.15)	1.27

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.19)	(0.11)
Tax return of capital	(0.02)	—

Total Distributions	(0.21)	(0.11)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.36)	1.16

NET ASSET VALUE, END OF PERIOD	$11.07	$11.43

TOTAL RETURN	(1.19)%	12.34%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,229	$668
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.32%	1.33%
Operating expenses	1.28%	1.04%
PORTFOLIO TURNOVER RATE	98%	76%

(a) Commenced operations on December 31, 2008.

(b) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(c) Per share amounts are based upon average shares outstanding.

December 31, 2010	188	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(c)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.42	$10.27	$12.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.06	0.10	0.16
Net realized and unrealized gain/(loss) on investments(d)	(0.18)	1.15	(1.74)

Total from Investment Operations	(0.12)	1.25	(1.58)

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.21)	(0.10)	(0.15)
Tax return of capital	(0.02)	—	—

Total Distributions	(0.23)	(0.10)	(0.15)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.35)	1.15	(1.73)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	—	0.00	(e)

NET ASSET VALUE, END OF PERIOD	$11.07	$11.42	$10.27

TOTAL RETURN	(0.93)%	12.19%	(13.25	)%(g)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$65,147	$76,766	$102,327
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.55%	0.95%	1.54	%(h)
Operating expenses	1.03%	1.05%	1.04	%(f)(h)
PORTFOLIO TURNOVER RATE	98%	76%	159%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Commenced operations on January 29, 2008.

(c) Prior to May 1, 2010, the Forward Strategic Alternatives Fund was known as the Accessor Strategic Alternatives Fund.

(d) Per share amounts are based upon average shares outstanding.

(e) Less then $0.005 per share.

(f) The effect of any custody credits on this ratio is less than 0.01%.

(g) Not Annualized.

(h) Annualized.

See Notes to Financial Statements	189	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Strategic Alternatives Fund

	CLASS Z
	YEAR ENDED DECEMBER 31, 2010(b)	PERIOD ENDED DECEMBER 31, 2009(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.43	$9.80
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.07	0.08
Net realized and unrealized gain/(loss) on investments(c)	(0.18)	1.63

Total from Investment Operations	(0.11)	1.71

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.22)	(0.08)
Tax return of capital	(0.02)	—

Total Distributions	(0.24)	(0.08)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.35)	1.63

NET ASSET VALUE, END OF PERIOD	$11.08	$11.43

TOTAL RETURN	(0.83)%	17.35	%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$21,967	$41,693
RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.64%	1.15	%(e)
Operating expenses	0.92%	0.97	%(e)
PORTFOLIO TURNOVER RATE	98%	76	%(f)

(a) Commenced operations on May 5, 2009.

(b) Prior to May 1, 2010, the Forward Strategic Alternatives Fund Class Z was known as the Accessor Strategic Alternatives Fund Z Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Not Annualized.

(e) Annualized.

(f) Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2009.

December 31, 2010	190	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.02		0.04		0.04
Net realized and unrealized gain on investments(c)	—		0.00	(d)	—		—		—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.02		0.04		0.04

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.00	)(d)(e)	(0.00	)(d)	(0.02)		(0.04)		(0.04)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.02)		(0.04)		(0.04)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.05	%(e)	0.18%		1.79%		4.20%		3.97%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,419		$3,948		$10,697		$11,203		$9,286
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.05%		0.21%		1.84%		4.09%		3.89%
Operating expenses including waiver	0.24%		0.57%		0.99	%(f)	0.96	%(f)	0.98	%(f)
Net investment income/(loss) excluding waiver	(0.69)%		(0.22)%		1.84%		4.09%		3.89%
Operating expenses excluding waiver	0.98%		1.00%		0.99	%(f)	0.96	%(f)	0.98	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	191	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.03		0.05		0.04
Net realized and unrealized gain/(loss) on investments(c)	—		0.00	(d)	(0.01)		—		—

Total from Investment Operations	0.00	(d)	0.00	(d)	0.02		0.05		0.04

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.00	)(d)(e)	(0.00	)(d)	(0.02)		(0.05)		(0.04)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.02)		(0.05)		(0.04)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.05	%(e)	0.26%		2.30%		4.72%		4.49%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$221,270		$275,448		$392,599		$1,344,292		$1,433,080
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.05%		0.28%		2.53%		4.60%		4.37%
Operating expenses including waiver	0.24%		0.44%		0.49	% (f)	0.46	%(f)	0.47	%(f)
Net investment income/(loss) excluding waiver	(0.19)%		0.22%		2.53%		4.60%		4.37%
Operating expenses excluding waiver	0.48%		0.50%		0.49	% (f)	0.46	%(f)	0.47	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund was known as the Accessor U.S. Government Money Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) These amounts include prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	192	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.02		0.04		0.04

Total from Investment Operations	0.00	(d)	0.00	(d)	0.02		0.04		0.04

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.00	)(d)(e)	(0.00	)(d)	(0.02)		(0.04)		(0.04)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.02)		(0.04)		(0.04)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.05	%(e)	0.20%		2.05%		4.46%		4.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$1,529		$594		$708		$1,370		$290
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.05%		0.22%		2.22%		4.28%		4.30%
Operating expenses including waiver	0.22%		0.52%		0.74	%(f)	0.72	%(f)	0.70	%(f)
Net investment income/(loss) excluding waiver	(0.46)%		(0.02)%		2.22%		4.28%		4.30%
Operating expenses excluding waiver	0.73%		0.75%		0.74	%(f)	0.72	%(f)	0.70	%(f)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class A was known as the Accessor U.S. Government Money Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(f) The effect of any custody credits on this ratio is less than 0.01%.

See Notes to Financial Statements	193	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.00	(d)	0.00	(d)	0.01		0.04		0.03

Total from Investment Operations	0.00	(d)	0.00	(d)	0.01		0.04		0.03

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.00	)(d)(f)	(0.00	)(d)	(0.01)		(0.04)		(0.03)

Total Distributions	(0.00	)(d)	(0.00	)(d)	(0.01)		(0.04)		(0.03)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00		$1.00

TOTAL RETURN(e)	0.05	%(f)	0.16%		1.29%		3.70%		3.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$993		$1,252		$1,937		$1,507		$2,808
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.05%		0.17%		1.24%		3.59%		3.42%
Operating expenses including waiver	0.24%		0.56%		1.50	%(g)	1.46	%(g)	1.47	%(g)
Net investment income/(loss) excluding waiver	(1.19)%		(0.77)%		1.24%		3.59%		3.42%
Operating expenses excluding waiver	1.48%		1.50%		1.50	%(g)	1.46	%(g)	1.47	%(g)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class C was known as Accessor U.S. Government Money Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $0.005 per share.

(e) Total return does not reflect the effect of sales charges.

(f) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(g) The effect of any custody credits on this ratio is less than 0.01%.

December 31, 2010	194	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward U.S. Government Money Fund

	CLASS Z(a)
	YEAR ENDED DECEMBER 31, 2010(c)		YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008		YEAR ENDED DECEMBER 31, 2007(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$1.00		$1.00		$1.00		$1.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(d)	0.00	(e)	0.00	(e)	0.02		0.05
Net realized and unrealized gain on investments(d)	—		0.00	(e)	0.01		—

Total from Investment Operations	0.00	(e)	0.00	(e)	0.03		0.05

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.00	)(e)(f)	(0.00	)(e)	(0.03)		(0.05)

Total Distributions	(0.00	)(e)	(0.00	)(e)	(0.03)		(0.05)

NET ASSET VALUE, END OF PERIOD	$1.00		$1.00		$1.00		$1.00

TOTAL RETURN	0.08	%(f)	0.45%		2.55%		4.97	%(h)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$307,986		$435,856		$746,292		$67,259
RATIOS TO AVERAGE NET ASSETS:
Net investment income including waiver	0.08%		0.51%		2.31%		4.78	%(i)
Operating expenses including waiver	0.21%		0.25%		0.24	%(g)	0.21	%(i)(g)
Net investment income excluding waiver	0.06%		0.50%		2.31%		4.78	%(i)
Operating expenses excluding waiver	0.23%		0.25%		0.24	%(g)	0.21	%(i)(g)

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Class commenced operations on January 4, 2007.

(c) Prior to May 1, 2010, the Forward U.S. Government Money Fund Class Z was known as the Accessor U.S. Government Money Fund Z Class.

(d) Per share amounts are based upon average shares outstanding.

(e) Less then $0.005 per share.

(f) These amounts include a prior year undistributed income amount that was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

(g) The effect of any custody credits on this ratio is less than 0.01%.

(h) Not Annualized.

(i) Annualized.

See Notes to Financial Statements	195	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.38	$10.93	$19.06	$18.42	$15.98
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.61	0.19	(0.01)	0.00	(0.01)
Net realized and unrealized gain/(loss) on investments(c)	0.64	2.50	(7.64)	0.95	2.47

Total from Investment Operations	1.25	2.69	(7.65)	0.95	2.46

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.62)	(0.24)	(0.11)	(0.28)	(0.02)
Distributions from capital gains	—	—	(0.37)	(0.03)	—

Total Distributions	(0.62)	(0.24)	(0.48)	(0.31)	(0.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.63	2.45	(8.13)	0.64	2.44

NET ASSET VALUE, END OF PERIOD	$14.01	$13.38	$10.93	$19.06	$18.42

TOTAL RETURN	9.28%	24.67%	(40.77)%	5.15%	15.39%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$7,995	$7,255	$6,920	$12,913	$11,518
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including expense paid directly by the advisor	4.52%	1.61%	(0.09)%	(0.02)%	(0.05)%
Operating expenses including expense paid directly by the advisor(d)	0.78%	0.75%	0.75%	0.70%	0.69%
Net investment income/(loss) excluding expense paid directly by the advisor	4.38%	1.51%	(0.09)%	(0.02)%	(0.09)%
Operating expenses excluding expense paid directly by the advisor(d)	0.92%	0.85%	0.75%	0.70%	0.73%
PORTFOLIO TURNOVER RATE	84%	40%	30%	10%	11%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	196	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.73	$11.20	$19.48	$18.81	$16.27
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.63	0.29	0.07	0.10	0.09
Net realized and unrealized gain/(loss) on investments(c)	0.72	2.53	(7.82)	0.98	2.50

Total from Investment Operations	1.35	2.82	(7.75)	1.08	2.59

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.69)	(0.29)	(0.16)	(0.38)	(0.05)
Distributions from capital gains	—	—	(0.37)	(0.03)	—

Total Distributions	(0.69)	(0.29)	(0.53)	(0.41)	(0.05)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.66	2.53	(8.28)	0.67	2.54

NET ASSET VALUE, END OF PERIOD	$14.39	$13.73	$11.20	$19.48	$18.81

TOTAL RETURN	9.85%	25.26%	(40.46)%	5.71%	15.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$30,007	$32,953	$25,415	$44,106	$37,716
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.57%	2.40%	0.44%	0.49%	0.54%
Operating expenses including expense paid directly by the advisor(d)	0.27%	0.26%	0.25%	0.20%	0.20%
Net investment income excluding expense paid directly by the advisor	4.43%	2.30%	0.44%	0.49%	0.48%
Operating expenses excluding expense paid directly by the advisor(d)	0.41%	0.36%	0.25%	0.20%	0.26%
PORTFOLIO TURNOVER RATE	84%	40%	30%	10%	11%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund was known as the Accessor Aggressive Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	197	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.58	$11.09	$19.31	$18.66	$16.17
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.54	0.24	0.02	0.03	0.03
Net realized and unrealized gain/(loss) on investments(c)	0.75	2.51	(7.75)	0.96	2.49

Total from Investment Operations	1.29	2.75	(7.73)	0.99	2.52

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.64)	(0.26)	(0.12)	(0.31)	(0.03)
Distributions from capital gains	—	—	(0.37)	(0.03)	—

Total Distributions	(0.64)	(0.26)	(0.49)	(0.34)	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.65	2.49	(8.22)	0.65	2.49

NET ASSET VALUE, END OF PERIOD	$14.23	$13.58	$11.09	$19.31	$18.66

TOTAL RETURN(d)	9.51%	24.80%	(40.66)%	5.30%	15.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$7,600	$9,027	$7,587	$12,864	$9,032
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.92%	2.01%	0.11%	0.16%	0.18%
Operating expenses including expense paid directly by the advisor(e)	0.62%	0.61%	0.60%	0.55%	0.55%
Net investment income excluding expense paid directly by the advisor	3.78%	1.90%	0.11%	0.16%	0.12%
Operating expenses excluding expense paid directly by the advisor(e)	0.76%	0.71%	0.60%	0.55%	0.61%
PORTFOLIO TURNOVER RATE	84%	40%	30%	10%	11%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class A was known as the Accessor Aggressive Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sale charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	198	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Aggressive Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.16	$10.78	$18.86	$18.24	$15.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(c)	0.42	0.15	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain/(loss) on investments(c)	0.73	2.44	(7.55)	0.95	2.43

Total from Investment Operations	1.15	2.59	(7.63)	0.86	2.35

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.60)	(0.21)	(0.08)	(0.21)	—
Distributions from capital gains	—	—	(0.37)	(0.03)	—

Total Distributions	(0.60)	(0.21)	(0.45)	(0.24)	—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.55	2.38	(8.08)	0.62	2.35

NET ASSET VALUE, END OF PERIOD	$13.71	$13.16	$10.78	$18.86	$18.24

TOTAL RETURN(d)	8.81%	23.95%	(41.05)%	4.69%	14.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$5,806	$7,086	$5,944	$10,144	$7,966
RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including expense paid directly by the advisor	3.16%	1.36%	(0.56)%	(0.49)%	(0.50)%
Operating expenses including expense paid directly by the advisor(e)	1.27%	1.26%	1.25%	1.20%	1.20%
Net investment income/(loss) excluding expense paid directly by the advisor	3.02%	1.25%	(0.56)%	(0.49)%	(0.55)%
Operating expenses excluding expense paid directly by the advisor(e)	1.41%	1.36%	1.25%	1.20%	1.25%
PORTFOLIO TURNOVER RATE	84%	40%	30%	10%	11%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Aggressive Growth Allocation Fund Class C was known as Accessor Aggressive Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sale charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	199	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.56	$12.47	$17.28	$17.13	$15.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.69	0.41	0.34	0.40	0.36
Net realized and unrealized gain/(loss) on investments(c)	0.61	2.09	(4.61)	0.29	1.25

Total from Investment Operations	1.30	2.50	(4.27)	0.69	1.61

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.68)	(0.41)	(0.40)	(0.54)	(0.36)
Distributions from capital gains	—	—	(0.14)	—	(0.00	)(d)

Total Distributions	(0.68)	(0.41)	(0.54)	(0.54)	(0.36)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.62	2.09	(4.81)	0.15	1.25

NET ASSET VALUE, END OF PERIOD	$15.18	$14.56	$12.47	$17.28	$17.13

TOTAL RETURN	9.05%	20.38%	(25.12)%	4.06%	10.29%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,898	$13,137	$10,243	$15,219	$12,970
RATIO OF EXPENSES TO AVERAGE NET ASSETS
Net investment income including expense paid directly by the advisor	4.64%	3.07%	2.24%	2.29%	2.20%
Operating expenses including expense paid directly by the advisor(e)	0.63%	0.67%	0.70%	0.68%	0.69%
Net investment income excluding expense paid directly by the advisor	4.53%	2.99%	2.24%	2.29%	2.18%
Operating expenses excluding expense paid directly by the advisor(e)	0.74%	0.75%	0.70%	0.68%	0.71%
PORTFOLIO TURNOVER RATE	55%	28%	26%	24%	13%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	200	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.57	$12.48	$17.29	$17.14	$15.89
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.70	0.48	0.42	0.49	0.45
Net realized and unrealized gain/(loss) on investments(c)	0.68	2.09	(4.62)	0.29	1.24

Total from Investment Operations	1.38	2.57	(4.20)	0.78	1.69

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.76)	(0.48)	(0.47)	(0.63)	(0.44)
Distributions from capital gains	—	—	(0.14)	—	(0.00	)(d)

Total Distributions	(0.76)	(0.48)	(0.61)	(0.63)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.62	2.09	(4.81)	0.15	1.25

NET ASSET VALUE, END OF PERIOD	$15.19	$14.57	$12.48	$17.29	$17.14

TOTAL RETURN	9.59%	20.97%	(24.73)%	4.57%	10.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$70,749	$76,923	$52,881	$63,372	$53,958
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.74%	3.58%	2.79%	2.79%	2.73%
Operating expenses including expense paid directly by the advisor(e)	0.13%	0.17%	0.20%	0.18%	0.20%
Net investment income excluding expense paid directly by the advisor	4.63%	3.50%	2.79%	2.79%	2.70%
Operating expenses excluding expense paid directly by the advisor(e)	0.24%	0.25%	0.20%	0.18%	0.23%
PORTFOLIO TURNOVER RATE	55%	28%	26%	24%	13%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund was known as the Accessor Balanced Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	201	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.56	$12.46	$17.27	$17.13	$15.88
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.67	0.42	0.36	0.45	0.39
Net realized and unrealized gain/(loss) on investments(c)	0.64	2.11	(4.61)	0.26	1.25

Total from Investment Operations	1.31	2.53	(4.25)	0.71	1.64

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.70)	(0.43)	(0.42)	(0.57)	(0.39)
Distributions from capital gains	—	—	(0.14)	—	(0.00	)(d)

Total Distributions	(0.70)	(0.43)	(0.56)	(0.57)	(0.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.61	2.10	(4.81)	0.14	1.25

NET ASSET VALUE, END OF PERIOD	$15.17	$14.56	$12.46	$17.27	$17.13

TOTAL RETURN(e)	9.14%	20.66%	(25.02)%	4.16%	10.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$20,392	$21,999	$19,506	$29,735	$10,820
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.55%	3.17%	2.40%	2.57%	2.41%
Operating expenses including expense paid directly by the advisor(f)	0.48%	0.52%	0.55%	0.54%	0.55%
Net investment income excluding expense paid directly by the advisor	4.44%	3.09%	2.40%	2.57%	2.38%
Operating expenses excluding expense paid directly by the advisor(f)	0.59%	0.60%	0.55%	0.54%	0.58%
PORTFOLIO TURNOVER RATE	55%	28%	26%	24%	13%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class A was known as the Accessor Balanced Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	202	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Balanced Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.54	$12.45	$17.25	$17.11	$15.86
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.62	0.35	0.26	0.31	0.28
Net realized and unrealized gain/(loss) on investments(c)	0.60	2.09	(4.60)	0.29	1.25

Total from Investment Operations	1.22	2.44	(4.34)	0.60	1.53

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.61)	(0.35)	(0.32)	(0.46)	(0.28)
Distributions from capital gains	—	—	(0.14)	—	(0.00	)(d)

Total Distributions	(0.61)	(0.35)	(0.46)	(0.46)	(0.28)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.61	2.09	(4.80)	0.14	1.25

NET ASSET VALUE, END OF PERIOD	$15.15	$14.54	$12.45	$17.25	$17.11

TOTAL RETURN(e)	8.45%	19.82%	(25.49)%	3.49%	9.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$17,005	$15,548	$12,770	$21,040	$21,272
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.17%	2.64%	1.72%	1.77%	1.71%
Operating expenses including expense paid directly by the advisor(f)	1.13%	1.17%	1.20%	1.18%	1.20%
Net investment income excluding expense paid directly by the advisor	4.06%	2.56%	1.72%	1.77%	1.69%
Operating expenses excluding expense paid directly by the advisor(f)	1.24%	1.25%	1.20%	1.18%	1.22%
PORTFOLIO TURNOVER RATE	55%	28%	26%	24%	13%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Balanced Allocation Fund Class C was known as the Accessor Balanced Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	203	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.15	$11.95	$17.70	$17.47	$15.96
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.70	0.35	0.27	0.33	0.27
Net realized and unrealized gain/(loss) on investments(c)	0.67	2.23	(5.41)	0.40	1.53

Total from Investment Operations	1.37	2.58	(5.14)	0.73	1.80

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.70)	(0.38)	(0.35)	(0.50)	(0.29)
Distributions from capital gains	—	—	(0.26)	—	(0.00	)(d)

Total Distributions	(0.70)	(0.38)	(0.61)	(0.50)	(0.29)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.67	2.20	(5.75)	0.23	1.51

NET ASSET VALUE, END OF PERIOD	$14.82	$14.15	$11.95	$17.70	$17.47

TOTAL RETURN	9.76%	21.84%	(29.56)%	4.16%	11.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$13,031	$12,083	$11,049	$16,134	$11,166
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.86%	2.80%	1.81%	1.83%	1.80%
Operating expenses including expense paid directly by the advisor(e)	0.66%	0.68%	0.70%	0.68%	0.67%
Net investment income excluding expense paid directly by the advisor	4.73%	2.70%	1.81%	1.83%	1.78%
Operating expenses excluding expense paid directly by the advisor(e)	0.79%	0.78%	0.70%	0.68%	0.69%
PORTFOLIO TURNOVER RATE	47%	28%	35%	18%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	204	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.17	$11.97	$17.72	$17.49	$15.97
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.69	0.44	0.35	0.42	0.38
Net realized and unrealized gain/(loss) on investments(c)	0.75	2.20	(5.41)	0.39	1.51

Total from Investment Operations	1.44	2.64	(5.06)	0.81	1.89

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.77)	(0.44)	(0.43)	(0.58)	(0.37)
Distributions from capital gains	—	—	(0.26)	—	(0.00	)(d)

Total Distributions	(0.77)	(0.44)	(0.69)	(0.58)	(0.37)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.67	2.20	(5.75)	0.23	1.52

NET ASSET VALUE, END OF PERIOD	$14.84	$14.17	$11.97	$17.72	$17.49

TOTAL RETURN	10.28%	22.39%	(29.16)%	4.66%	11.96%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$43,690	$51,974	$40,382	$67,402	$54,430
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.74%	3.43%	2.28%	2.31%	2.25%
Operating expenses including expense paid directly by the advisor(e)	0.16%	0.18%	0.20%	0.18%	0.20%
Net investment income excluding expense paid directly by the advisor	4.61%	3.33%	2.28%	2.31%	2.23%
Operating expenses excluding expense paid directly by the advisor(e)	0.29%	0.29%	0.20%	0.18%	0.22%
PORTFOLIO TURNOVER RATE	47%	28%	35%	18%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund was known as the Accessor Growth & Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	205	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.13	$11.93	$17.67	$17.44	$15.93
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.68	0.37	0.30	0.36	0.34
Net realized and unrealized gain/(loss) on investments(c)	0.71	2.23	(5.41)	0.39	1.48

Total from Investment Operations	1.39	2.60	(5.11)	0.75	1.82

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.72)	(0.40)	(0.37)	(0.52)	(0.31)
Distributions from capital gains	—	—	(0.26)	—	(0.00	)(d)

Total Distributions	(0.72)	(0.40)	(0.63)	(0.52)	(0.31)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.67	2.20	(5.74)	0.23	1.51

NET ASSET VALUE, END OF PERIOD	$14.80	$14.13	$11.93	$17.67	$17.44

TOTAL RETURN(e)	9.92%	22.04%	(29.44)%	4.32%	11.56%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$17,864	$19,428	$20,190	$30,036	$20,836
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.69%	2.95%	1.96%	1.98%	1.93%
Operating expenses including expense paid directly by the advisor(f)	0.51%	0.53%	0.55%	0.53%	0.55%
Net investment income excluding expense paid directly by the advisor	4.56%	2.85%	1.96%	1.98%	1.92%
Operating expenses excluding expense paid directly by the advisor(f)	0.64%	0.63%	0.55%	0.53%	0.56%
PORTFOLIO TURNOVER RATE	47%	28%	35%	18%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class A was known as the Accessor Growth & Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	206	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth & Income Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD INCOME/(LOSS) FROM OPERATIONS:	$14.11	$11.91	$17.64	$17.42	$15.91
Net investment income(c)	0.60	0.29	0.20	0.23	0.22
Net realized and unrealized gain/(loss) on investments(c)	0.68	2.22	(5.40)	0.40	1.50

Total from Investment Operations	1.28	2.51	(5.20)	0.63	1.72

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.62)	(0.31)	(0.27)	(0.41)	(0.21)
Distributions from capital gains	—	—	(0.26)	—	(0.00	)(d)

Total Distributions	(0.62)	(0.31)	(0.53)	(0.41)	(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.66	2.20	(5.73)	0.22	1.51

NET ASSET VALUE, END OF PERIOD	$14.77	$14.11	$11.91	$17.64	$17.42

TOTAL RETURN(e)	9.16%	21.20%	(29.86)%	3.60%	10.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$32,334	$33,843	$31,953	$55,880	$48,233
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.20%	2.32%	1.29%	1.30%	1.26%
Operating expenses including expense paid directly by the advisor(f)	1.16%	1.18%	1.20%	1.18%	1.20%
Net investment income excluding expense paid directly by the advisor	4.07%	2.22%	1.29%	1.30%	1.24%
Operating expenses excluding expense paid directly by the advisor(f)	1.29%	1.28%	1.20%	1.18%	1.22%
PORTFOLIO TURNOVER RATE	47%	28%	35%	18%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth & Income Allocation Fund Class C was known as the Accessor Growth & Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less than $(0.005) per share.

(e) Total return does not reflect the effect of sales charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	207	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD INCOME/(LOSS) FROM OPERATIONS:	$13.99	$11.61	$18.66	$18.19	$16.12
Net investment income(c)	0.69	0.28	0.13	0.14	0.15
Net realized and unrealized gain/(loss) on investments(c)	0.74	2.41	(6.61)	0.72	2.06

Total from Investment Operations	1.43	2.69	(6.48)	0.86	2.21

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.71)	(0.31)	(0.23)	(0.38)	(0.14)
Distributions from capital gains	—	—	(0.34)	(0.01)	—

Total Distributions	(0.71)	(0.31)	(0.57)	(0.39)	(0.14)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.72	2.38	(7.05)	0.47	2.07

NET ASSET VALUE, END OF PERIOD	$14.71	$13.99	$11.61	$18.66	$18.19

TOTAL RETURN	10.25%	23.35%	(35.30)%	4.70%	13.77%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$12,728	$12,610	$12,597	$18,724	$15,282
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.87%	2.26%	0.86%	0.76%	0.82%
Operating expenses including expense paid directly by the advisor(d)	0.68%	0.68%	0.70%	0.68%	0.68%
Net investment income excluding expense paid directly by the advisor	4.73%	2.16%	0.86%	0.76%	0.83%
Operating expenses excluding expense paid directly by the advisor(d)	0.82%	0.78%	0.70%	0.68%	0.69%
PORTFOLIO TURNOVER RATE	70%	32%	31%	7%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	208	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.00	$11.61	$18.68	$18.21	$16.14
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.72	0.36	0.21	0.24	0.23
Net realized and unrealized gain/(loss) on investments(c)	0.78	2.40	(6.64)	0.71	2.06

Total from Investment Operations	1.50	2.76	(6.43)	0.95	2.29

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.78)	(0.37)	(0.30)	(0.47)	(0.22)
Distributions from capital gains	—	—	(0.34)	(0.01)	—

Total Distributions	(0.78)	(0.37)	(0.64)	(0.48)	(0.22)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.72	2.39	(7.07)	0.47	2.07

NET ASSET VALUE, END OF PERIOD	$14.72	$14.00	$11.61	$18.68	$18.21

TOTAL RETURN	10.79%	24.04%	(35.05)%	5.19%	14.30%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$44,027	$50,952	$39,210	$64,364	$51,586
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	5.06%	2.95%	1.35%	1.24%	1.35%
Operating expenses including expense paid directly by the advisor(d)	0.18%	0.18%	0.20%	0.18%	0.20%
Net investment income excluding expense paid directly by the advisor	4.92%	2.85%	1.35%	1.24%	1.33%
Operating expenses excluding expense paid directly by the advisor(d)	0.32%	0.28%	0.20%	0.18%	0.22%
PORTFOLIO TURNOVER RATE	70%	32%	31%	7%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund was known as the Accessor Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	209	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.99	$11.61	$18.67	$18.19	$16.13
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.66	0.31	0.15	0.18	0.16
Net realized and unrealized gain/(loss) on investments(c)	0.80	2.40	(6.62)	0.72	2.06

Total from Investment Operations	1.46	2.71	(6.47)	0.90	2.22

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.73)	(0.33)	(0.25)	(0.41)	(0.16)
Distributions from capital gains	—	—	(0.34)	(0.01)	—

Total Distributions	(0.73)	(0.33)	(0.59)	(0.42)	(0.16)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.73	2.38	(7.06)	0.48	2.06

NET ASSET VALUE, END OF PERIOD	$14.72	$13.99	$11.61	$18.67	$18.19

TOTAL RETURN(d)	10.48%	23.53%	(35.25)%	4.91%	13.85%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$17,670	$20,268	$17,808	$29,580	$21,064
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.61%	2.52%	0.99%	0.92%	0.97%
Operating expenses including expense paid directly by the advisor(e)	0.53%	0.53%	0.55%	0.53%	0.55%
Net investment income excluding expense paid directly by the advisor	4.47%	2.42%	0.99%	0.92%	0.99%
Operating expenses excluding expense paid directly by the advisor(e)	0.67%	0.63%	0.55%	0.53%	0.57%
PORTFOLIO TURNOVER RATE	70%	32%	31%	7%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund Class A was known as the Accessor Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return not reflect the effect of sale charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	210	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.92	$11.55	$18.57	$18.12	$16.07
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.56	0.23	0.05	0.05	0.06
Net realized and unrealized gain/(loss) on investments(c)	0.78	2.39	(6.58)	0.71	2.05

Total from Investment Operations	1.34	2.62	(6.53)	0.76	2.11

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.63)	(0.25)	(0.15)	(0.30)	(0.06)
Distributions from capital gains	—	—	(0.34)	(0.01)	—

Total Distributions	(0.63)	(0.25)	(0.49)	(0.31)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.71	2.37	(7.02)	0.45	2.05

NET ASSET VALUE, END OF PERIOD	$14.63	$13.92	$11.55	$18.57	$18.12

TOTAL RETURN(d)	9.67%	22.79%	(35.66)%	4.18%	13.15%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$27,871	$30,775	$26,814	$45,687	$38,013
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.97%	1.88%	0.34%	0.25%	0.36%
Operating expenses including expense paid directly by the advisor(e)	1.18%	1.18%	1.20%	1.18%	1.20%
Net investment income excluding expense paid directly by the advisor	3.83%	1.78%	0.34%	0.25%	0.34%
Operating expenses excluding expense paid directly by the advisor(e)	1.32%	1.28%	1.20%	1.18%	1.22%
PORTFOLIO TURNOVER RATE	70%	32%	31%	7%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Growth Allocation Fund Class C was known as the Accessor Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sale charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	211	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.39		$12.60	$16.21	$16.26	$15.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.58		0.45	0.44	0.53	0.49
Net realized and unrealized gain/(loss) on investments(c)	0.55		1.80	(3.47)	0.04	0.69

Total from Investment Operations	1.13		2.25	(3.03)	0.57	1.18

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.59)		(0.46)	(0.49)	(0.61)	(0.48)
Distributions from capital gains	(0.00	)(d)	—	(0.09)	(0.01)	(0.01)

Total Distributions	(0.59)		(0.46)	(0.58)	(0.62)	(0.49)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.54		1.79	(3.61)	(0.05)	0.69

NET ASSET VALUE, END OF PERIOD	$14.93		$14.39	$12.60	$16.21	$16.26

TOTAL RETURN	7.96%		18.08%	(18.97)%	3.51%	7.76%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,821		$4,725	$3,445	$4,955	$5,263
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.96%		3.40%	3.00%	3.19%	3.10%
Operating expenses including expense paid directly by the advisor(e)	0.69%		0.75%	0.78%	0.74%	0.69%
Net investment income excluding expense paid directly by the advisor	3.86%		3.32%	3.00%	3.19%	3.01%
Operating expenses excluding expense paid directly by the advisor(e)	0.79%		0.83%	0.78%	0.74%	0.78%
PORTFOLIO TURNOVER RATE	53%		25%	20%	49%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $(0.005) per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	212	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.41		$12.61	$16.22	$16.27	$15.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.68		0.52	0.52	0.62	0.56
Net realized and unrealized gain/(loss) on investments(c)	0.51		1.80	(3.47)	0.03	0.71

Total from Investment Operations	1.19		2.32	(2.95)	0.65	1.27

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.66)		(0.52)	(0.57)	(0.69)	(0.56)
Distributions from capital gains	(0.00	)(d)	—	(0.09)	(0.01)	(0.01)

Total Distributions	(0.66)		(0.52)	(0.66)	(0.70)	(0.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.53		1.80	(3.61)	(0.05)	0.70

NET ASSET VALUE, END OF PERIOD	$14.94		$14.41	$12.61	$16.22	$16.27

TOTAL RETURN	8.42%		18.83%	(18.61)%	4.03%	8.33%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$49,947		$40,855	$24,869	$24,914	$15,923
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	4.60%		3.90%	3.63%	3.78%	3.52%
Operating expenses including expense paid directly by the advisor(e)	0.19%		0.25%	0.29%	0.24%	0.20%
Net investment income excluding expense paid directly by the advisor	4.50%		3.82%	3.63%	3.78%	3.44%
Operating expenses excluding expense paid directly by the advisor(e)	0.29%		0.33%	0.29%	0.24%	0.28%
PORTFOLIO TURNOVER RATE	53%		25%	20%	49%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund was known as the Accessor Income & Growth Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $(0.005) per share.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	213	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.39		$12.60	$16.20	$16.25	$15.56
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.58		0.46	0.48	0.57	0.52
Net realized and unrealized gain/(loss) on investments(c)	0.56		1.81	(3.48)	0.02	0.68

Total from Investment Operations	1.14		2.27	(3.00)	0.59	1.20

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.61)		(0.48)	(0.51)	(0.63)	(0.50)
Distributions from capital gains	(0.00	)(d)	—	(0.09)	(0.01)	(0.01)

Total Distributions	(0.61)		(0.48)	(0.60)	(0.64)	(0.51)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.53		1.79	(3.60)	(0.05)	0.69

NET ASSET VALUE, END OF PERIOD	$14.92		$14.39	$12.60	$16.20	$16.25

TOTAL RETURN(e)	8.05%		18.35%	(18.86)%	3.61%	7.96%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,745		$3,118	$2,590	$3,233	$1,787
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.96%		3.48%	3.28%	3.42%	3.18%
Operating expenses including expense paid directly by the advisor(f)	0.53%		0.61%	0.63%	0.59%	0.55%
Net investment income excluding expense paid directly by the advisor	3.85%		3.41%	3.28%	3.42%	3.14%
Operating expenses excluding expense paid directly by the advisor(f)	0.64%		0.68%	0.63%	0.59%	0.59%
PORTFOLIO TURNOVER RATE	53%		25%	20%	49%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund Class A was known as the Accessor Income & Growth Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $(0.005) per share.

(e) Total return does not reflect the effect of sale charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	214	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income & Growth Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)		YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.35		$12.57	$16.16	$16.21	$15.52
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.50		0.37	0.38	0.44	0.40
Net realized and unrealized gain/(loss) on investments(c)	0.54		1.80	(3.46)	0.05	0.70

Total from Investment Operations	1.04		2.17	(3.08)	0.49	1.10

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.51)		(0.39)	(0.42)	(0.53)	(0.40)
Distributions from capital gains	(0.00	)(d)	—	(0.09)	(0.01)	(0.01)

Total Distributions	(0.51)		(0.39)	(0.51)	(0.54)	(0.41)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.53		1.78	(3.59)	(0.05)	0.69

NET ASSET VALUE, END OF PERIOD	$14.88		$14.35	$12.57	$16.16	$16.21

TOTAL RETURN(e)	7.37%		17.54%	(19.38)%	3.02%	7.22%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$6,744		$6,387	$6,258	$10,464	$10,376
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.44%		2.82%	2.60%	2.70%	2.51%
Operating expenses including expense paid directly by the advisor(f)	1.19%		1.26%	1.28%	1.24%	1.20%
Net investment income excluding expense paid directly by the advisor	3.34%		2.75%	2.60%	2.70%	2.44%
Operating expenses excluding expense paid directly by the advisor(f)	1.29%		1.33%	1.28%	1.24%	1.27%
PORTFOLIO TURNOVER RATE	53%		25%	20%	49%	19%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income & Growth Allocation Fund Class C was known as the Accessor Income & Growth Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Less then $(0.005) per share.

(e) Total return does not reflect the effect of sale charges.

(f) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	215	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	INVESTOR CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.99	$12.76	$14.43	$14.83	$14.93
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.50	0.60	0.63	0.77	0.65
Net realized and unrealized gain/(loss) on investments(c)	0.40	1.23	(1.66)	(0.40)	(0.10)

Total from Investment Operations	0.90	1.83	(1.03)	0.37	0.55

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.50)	(0.60)	(0.64)	(0.77)	(0.65)
Distributions from capital gains	—	—	—	—	—

Total Distributions	(0.50)	(0.60)	(0.64)	(0.77)	(0.65)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	1.23	(1.67)	(0.40)	(0.10)

NET ASSET VALUE, END OF PERIOD	$14.39	$13.99	$12.76	$14.43	$14.83

TOTAL RETURN	6.48%	14.58%	(7.20)%	2.58%	3.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$2,423	$2,040	$2,035	$3,067	$3,037
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.51%	4.45%	4.62%	5.24%	4.37%
Operating expenses including expense paid directly by the advisor(d)	0.91%	0.97%	0.95%	0.79%	0.69%
Net investment income excluding expense paid directly by the advisor	3.39%	4.37%	4.62%	5.24%	4.23%
Operating expenses excluding expense paid directly by the advisor(d)	1.02%	1.05%	0.95%	0.79%	0.83%
PORTFOLIO TURNOVER RATE	33%	27%	46%	61%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	216	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	INSTITUTIONAL CLASS(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$14.00	$12.77	$14.45	$14.84	$14.94
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.57	0.66	0.69	0.84	0.73
Net realized and unrealized gain/(loss) on investments(c)	0.40	1.24	(1.66)	(0.38)	(0.10)

Total from Investment Operations	0.97	1.90	(0.97)	0.46	0.63

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.57)	(0.67)	(0.71)	(0.85)	(0.73)
Distributions from capital gains	—	—	—	—	—

Total Distributions	(0.57)	(0.67)	(0.71)	(0.85)	(0.73)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	1.23	(1.68)	(0.39)	(0.10)

NET ASSET VALUE, END OF PERIOD	$14.40	$14.00	$12.77	$14.45	$14.84

TOTAL RETURN	7.01%	15.14%	(6.79)%	3.16%	4.32%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$14,772	$13,880	$10,464	$11,696	$10,400
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.98%	4.91%	5.09%	5.75%	4.91%
Operating expenses including expense paid directly by the advisor(d)	0.40%	0.46%	0.46%	0.29%	0.20%
Net investment income excluding expense paid directly by the advisor	3.86%	4.83%	5.09%	5.75%	4.76%
Operating expenses excluding expense paid directly by the advisor(d)	0.52%	0.55%	0.46%	0.29%	0.35%
PORTFOLIO TURNOVER RATE	33%	27%	46%	61%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund was known as the Accessor Income Allocation Fund.

(c) Per share amounts are based upon average shares outstanding.

(d) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	217	December 31, 2010

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	CLASS A(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.99	$12.77	$14.44	$14.84	$14.92
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.54	0.63	0.69	0.80	0.73
Net realized and unrealized gain/(loss) on investments(c)	0.39	1.22	(1.68)	(0.39)	(0.12)

Total from Investment Operations	0.93	1.85	(0.99)	0.41	0.61

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.53)	(0.63)	(0.68)	(0.81)	(0.69)
Distributions from capital gains	—	—	—	—	—

Total Distributions	(0.53)	(0.63)	(0.68)	(0.81)	(0.69)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	1.22	(1.67)	(0.40)	(0.08)

NET ASSET VALUE, END OF PERIOD	$14.39	$13.99	$12.77	$14.44	$14.84

TOTAL RETURN(d)	6.75%	14.86%	(7.03)%	2.88%	4.13%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$830	$726	$997	$689	$617
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.79%	4.69%	5.03%	5.45%	4.71%
Operating expenses including expense paid directly by the advisor(e)	0.66%	0.71%	0.71%	0.57%	0.45%
Net investment income excluding expense paid directly by the advisor	3.67%	4.62%	5.03%	5.45%	4.62%
Operating expenses excluding expense paid directly by the advisor(e)	0.77%	0.79%	0.71%	0.57%	0.54%
PORTFOLIO TURNOVER RATE	33%	27%	46%	61%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class A was known as the Accessor Income Allocation Fund A Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sale charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

December 31, 2010	218	See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Income Allocation Fund

	CLASS C(a)
	YEAR ENDED DECEMBER 31, 2010(b)	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008	YEAR ENDED DECEMBER 31, 2007	YEAR ENDED DECEMBER 31, 2006
NET ASSET VALUE, BEGINNING OF PERIOD	$13.96	$12.74	$14.41	$14.81	$14.91
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.43	0.54	0.57	0.69	0.60
Net realized and unrealized gain/(loss) on investments(c)	0.40	1.21	(1.67)	(0.39)	(0.12)

Total from Investment Operations	0.83	1.75	(1.10)	0.30	0.48

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.43)	(0.53)	(0.57)	(0.70)	(0.58)
Distributions from capital gains	—	—	—	—	—

Total Distributions	(0.43)	(0.53)	(0.57)	(0.70)	(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	1.22	(1.67)	(0.40)	(0.10)

NET ASSET VALUE, END OF PERIOD	$14.36	$13.96	$12.74	$14.41	$14.81

TOTAL RETURN(d)	5.97%	13.97%	(7.68)%	2.07%	3.31%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$4,653	$3,839	$2,474	$2,872	$3,033
RATIOS TO AVERAGE NET ASSETS:
Net investment income including expense paid directly by the advisor	3.02%	3.99%	4.18%	4.74%	3.99%
Operating expenses including expense paid directly by the advisor(e)	1.41%	1.47%	1.46%	1.29%	1.20%
Net investment income excluding expense paid directly by the advisor	2.91%	3.91%	4.18%	4.74%	3.79%
Operating expenses excluding expense paid directly by the advisor(e)	1.52%	1.55%	1.46%	1.29%	1.40%
PORTFOLIO TURNOVER RATE	33%	27%	46%	61%	14%

(a) The information provided below for the fiscal years ended December 31, 2009 and after have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information for prior periods has been audited by predecessor independent registered public accounting firms.

(b) Prior to May 1, 2010, the Forward Income Allocation Fund Class C was known as Accessor Income Allocation Fund C Class.

(c) Per share amounts are based upon average shares outstanding.

(d) Total return does not reflect the effect of sale charges.

(e) Excludes expenses of the affiliated funds in which the Fund invests.

See Notes to Financial Statements	219	December 31, 2010

Notes to Financial Statements

1. Organization

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust has 35 registered funds. This annual report describes 16 funds offered by the Trust (each a “Fund” and, collectively, the “Funds”). The accompanying financial statements and financial highlights are those of the Forward Frontier MarketStrat Fund (“Frontier MarketStrat Fund”) (prior to September 20, 2010, known as the Forward Frontier Markets Fund, prior to May 1, 2010, known as the Accessor Frontier Markets Fund), the Forward High Yield Bond Fund (“High Yield Bond Fund”) (prior to May 1, 2010, known as the Accessor High Yield Bond Fund), the Forward International Equity Fund (“International Equity Fund”) (prior to May 1, 2010, known as the Accessor International Equity Fund), the Forward Investment Grade Fixed-Income Fund (“Investment Grade Fixed-Income Fund”) (prior to May 1, 2010, known as the Accessor Investment Grade Fixed-Income Fund), the Forward Large Cap Growth Fund (“Large Cap Growth Fund”) (See Note 13 – Subsequent Events) (prior to May 1, 2010, known as the Accessor Growth Fund), the Forward Large Cap Value Fund (“Large Cap Value Fund”) (prior to May 1, 2010, known as the Accessor Value Fund), the Forward Mortgage Securities Fund (“Mortgage Securities Fund”) (prior to May 1, 2010, known as the Accessor Mortgage Securities Fund), the Forward SMIDPlus Fund (“SMIDPlus Fund”) (prior to September 20, 2010, known as the Forward Small to Mid Cap Fund, prior to May 1, 2010, known as the Accessor Small to Mid Cap Fund), the Forward Strategic Alternatives Fund (“Strategic Alternatives Fund”) (prior to May 1, 2010, known as the Accessor Strategic Alternatives Fund), the Forward U.S. Government Money Fund (“U.S. Government Money Fund”) (prior to May 1, 2010, known as the Accessor U.S. Government Money Fund) (collectively, the “Underlying Funds”), and the Forward Aggressive Growth Allocation Fund (“Aggressive Growth Allocation Fund”) (prior to May 1, 2010, known as the Accessor Aggressive Growth Allocation Fund), the Forward Balanced Allocation Fund (“Balanced Allocation Fund”) (prior to May 1, 2010, known as the Accessor Balanced Allocation Fund), the Forward Growth & Income Allocation Fund (“Growth & Income Allocation Fund”) (prior to May 1, 2010, known as the Accessor Growth & Income Allocation Fund), the Forward Growth Allocation Fund (“Growth Allocation Fund”) (prior to May 1, 2010, known as the Accessor Growth Allocation Fund), the Forward Income & Growth Allocation Fund (“Income & Growth Allocation Fund”) (prior to May 1, 2010, known as the Accessor Income & Growth Allocation Fund) and the Forward Income Allocation Fund (“Income Allocation Fund”) (prior to May 1, 2010, known as the Accessor Income Allocation Fund) (collectively, the “Allocation Funds”).

The Frontier MarketStrat Fund seeks capital growth. The High Yield Bond Fund seeks high current income. The International Equity Fund seeks capital growth. The Investment Grade Fixed-Income Fund seeks generation of current income. The Large Cap Growth Fund seeks capital growth. The Large Cap Value Fund seeks capital growth. The Mortgage Securities Fund seeks generation of current income. The SMIDPlus Fund seeks capital growth. The Strategic Alternatives Fund seeks to provide long-term capital appreciation and income. The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity. The Aggressive Growth Allocation Fund is a “fund of funds” and seeks high potential capital appreciation. The Balanced Allocation Fund is a “fund of funds” and seeks moderate current income and some potential capital appreciation. The Growth & Income

December 31, 2010	220

Notes to Financial Statements

Allocation Fund is a “fund of funds” and seeks moderate potential capital appreciation. The Growth Allocation Fund is a “fund of funds” and seeks high potential capital appreciation. The Income & Growth Allocation Fund is a “fund of funds” and seeks high current income and some potential capital appreciation. The Income Allocation Fund is a “fund of funds” and seeks high current income and some stability of principal.

The Frontier MarketStrat Fund and the Strategic Alternatives Fund offer Investor Class, Institutional Class and Class Z shares. The U.S. Government Money Fund offers Investor Class, Institutional Class, Class A, Class C and Class Z shares. The High Yield Bond Fund, the Mortgage Securities Fund and the SMIDPlus Fund offer Investor Class, Institutional Class, Class C and Class Z shares. The International Equity Fund, the Investment Grade Fixed-Income Fund, the Large Cap Growth Fund and the Large Cap Value Fund offer Investor Class, Institutional Class and Class Z shares. The Allocation Funds offer Investor Class, Institutional Class, Class A and Class C shares. Prior to May 1, 2010, the Class A, Class C and Class Z shares, respectively, were known as A Class, C Class and Z Class shares, respectively.

On June 10, 2010, the Board of Trustees of the Trust, including all of the Independent Trustees, approved on behalf of the International Equity Fund, Investment Grade Fixed-Income Fund, Large Cap Growth Fund and Large Cap Value Fund: (i) the automatic conversion of all outstanding Class C shares of each Fund into Investor Class shares of the same Fund; and (ii) the termination of Class C shares as a share class of each Fund. The conversion occurred on August 9, 2010.

Effective November 20, 2009, the Class A shares were exchanged for Institutional Class shares for the following funds: Large Cap Growth Fund, Large Cap Value Fund, SMIDPlus Fund, International Equity Fund and High Yield Bond Fund. Each class of shares of each Forward Fund has identical rights and privileges as the other classes of shares of such Forward Fund, except that (i) each class of shares bears class specific expenses allocated to it; (ii) each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the distribution or service arrangements of such classes; and (iii) each class has separate voting rights on any matter submitted to the shareholders in which interests of one class differ from the interests of the shareholders of the other classes of shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares of all Funds, except the U.S. Government Money Fund and the Income Allocation Fund, are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. The U.S. Government Money Fund is not subject to a sales charge. The Income Allocation Fund is subject to an initial sales charge of up to 3.75% imposed at the time of purchase. Class A shares of the Funds for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of 0.50% if the shares are sold within eighteen months of purchase, in accordance with each Fund’s prospectus. Class C shares of all Funds are subject to a 1.00% CDSC for redemptions made within one year of purchase, in accordance with each Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or

221	December 31, 2010

Notes to Financial Statements

negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2010.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market, and that are freely transferable, are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available are valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost, which approximates fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if the original term to maturity exceeds 60 days (unless the Board of Trustees determines that this method does not represent fair value).

The Funds’ independent pricing services (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

In the event valuation information is not available from independent pricing services for a security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value (approved by the Board of Trustee) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market

December 31, 2010	222

Notes to Financial Statements

or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities.

Options on securities and options on indices are valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the- counter market and generally are valued based on quotes received from a independent pricing service or one or more dealers that make markets in such securities, or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

223	December 31, 2010

Notes to Financial Statements

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales: Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 8 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of December 31, 2010, the Funds held no securities sold short.

Structured Notes: The Strategic Alternatives Fund, as part of its investment objective, may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note will default or become bankrupt. The Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be

December 31, 2010	224

Notes to Financial Statements

reduced by the corresponding face value of the defaulted security.

The Fund invested in structured notes to a significant extent. A highly liquid secondary market may not exist for the structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.

When-Issued and Delayed-Delivery Transactions: Certain Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a segregated account cash or liquid securities equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “TBA transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Each Fund may enter into to-be-announced (“TBA”) sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an equivalent deliverable security or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities, according to the procedures described under “Portfolio Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from

225	December 31, 2010

Notes to Financial Statements

the sale of the securities based upon the unit price established at the date the commitment was entered into.

Dollar Rolls: Certain Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the

December 31, 2010	226

Notes to Financial Statements

other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of IO and PO stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Repurchase Agreements: Certain Funds may enter into repurchase agreements (agreements to purchase securities—generally securities of the U.S. Government, its agencies or instrumentalities—subject to the seller’s agreement to repurchase them at a specified time and price) with well established dealers or institutions that Forward Management, LLC (“Forward Management”) or the appropriate sub-advisor has determined to be creditworthy. Repurchase agreements subject the Fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The Fund mitigates this risk by ensuring that the Fund’s repurchase agreements are fully collateralized by cash or U.S. government securities. It is the Funds’ policy to take possession of the underlying securities as collateral and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement. As of December 31, 2010, the U.S. Government Money Fund held a repurchase agreement and has disclosed the details in the Portfolio of Investments. There were no other Funds with a repurchase agreement.

Cash Management Transactions: The Funds may subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Lending of Portfolio Securities: Certain Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, a Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to

227	December 31, 2010

Notes to Financial Statements

sell or repledge collateral received in the form of securities unless the borrower goes into default. Each Fund receives cash collateral which is invested in the Short-Term Investment Trust Liquid Assets Portfolio Institutional Class. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of December 31, 2010, the Funds had no securities on loan.

Foreign Securities: Certain Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

December 31, 2010	228

Notes to Financial Statements

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2010.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Frontier MarketStrat Fund
Common Stocks(a)	$15,429,757	—	—	$15,429,757
Exchange-Traded Products	83,110,078	—	—	83,110,078
U.S. Treasury Bonds & Notes	—	$4,920,706	—	4,920,706
Warrants	—	5,931,800	—	5,931,800
Short -Term Bank Debt Instruments	—	23,005,589	—	23,005,589

Total Investments	$98,539,835	$33,858,095	—	$132,397,930

High Yield Bond Fund
Corporate Bonds(a)	—	$102,060,878	—	$102,060,878
Short-Term Bank Debt Instruments	—	4,159,301	—	4,159,301

Total Investments	—	$106,220,179	—	$106,220,179

International Equity Fund
Common Stocks(a)	$78,983,457	—	—	$78,983,457

Total	$78,983,457	—	—	$78,983,457

Investment Grade Fixed-Income Fund
Asset-Backed Securities	—	$1,632,366	—	$1,632,366
Collateralized Mortgage Obligations	—	21,955,660	—	21,955,660
Corporate Bonds
Industrial-Other	—	920,980	$74,028	995,008
Other(a)	—	28,612,678	—	28,612,678
Foreign Government Obligations	—	1,019,106	—	1,019,106
Municipal Bonds	—	4,648,268	—	4,648,268
U.S. Government Agency Securities(a)	—	44,121,339	—	44,121,339
Short-Term Securities	—	299,797	—	299,797
Short-Term Bank Debt Instruments	—	219,565	—	219,565

Total Investments	—	$103,429,759	$74,028	$103,503,787

Large Cap Growth Fund
Common Stocks(a)	$47,058,581	—	—	$47,058,581
Short -Term Bank Debt Instruments	—	$311,262	—	311,262

Total Investments	$47,058,581	$311,262	—	$47,369,843

Large Cap Value Fund
Common Stocks(a)	$41,550,909	—	—	$41,550,909
Short-Term Bank Debt Instruments	—	$1,063,647	—	1,063,647

Total Investments	$41,550,909	$1,063,647	—	$42,614,556

Mortgage Securities Fund
Asset-Backed Securities	—	$1,711,642	—	$1,711,642
Collateralized Mortgage Obligations(a)	—	32,822,016	—	32,822,016
Project Loans	—	—	$2,034	2,034
Short-Term Bank Debt Instruments	—	20,615,153	—	20,615,153

Total Investments	—	$55,148,811	$2,034	$55,150,845

229	December 31, 2010

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

SMIDPlus Fund
Agency Notes(a)	—	$14,726,790	—	$14,726,790
Agency Pass-Through Securities(a)	—	23,775,155	—	23,775,155
Asset-Backed Securities	—	31,600,721	—	31,600,721
Corporate Bonds(a)	—	44,299,596	—	44,299,596
Collateralized Mortgage Obligations(a)	—	13,896,273	—	13,896,273
U.S. Treasury Bonds & Notes	—	17,118,872	—	17,118,872
Municipal Bonds	—	1,496,337	—	1,496,337
Mortgage Securities	—	728,207	—	728,207
Short-Term Bank Debt Instruments	—	13,472,087	—	13,472,087

Total Investments	—	$161,114,038	—	$161,114,038

Strategic Alternatives Fund
Exchange-Traded Funds	$47,395,310	—	—	$47,395,310
Structured Notes	—	$30,909,258	—	30,909,258
Short-Term Bank Debt Instruments	—	11,010,520	—	11,010,520

Total Investments	$47,395,310	$41,919,778	—	$89,315,088

U.S. Government Money Fund
U.S. Agency Bonds(a)	—	$321,150,926	—	$321,150,926
Repurchase Agreements	—	200,000,000	—	200,000,000

Total	—	$521,150,926	—	$521,150,926

Aggressive Growth Allocation Fund
Affiliated Investment Companies	$51,093,656	—	—	$51,093,656
Short-Term Bank Debt Instruments	—	$515,315	—	515,315

Total Investments	$51,093,656	$515,315	—	$51,608,971

Balanced Allocation Fund
Affiliated Investment Companies	$120,323,616	—	—	$120,323,616
Short-Term Bank Debt Instruments	—	$835,381	—	835,381

Total Investments	$120,323,616	$835,381	—	$121,158,997

Growth & Income Allocation Fund
Affiliated Investment Companies	$106,026,111	—	—	$106,026,111
Short-Term Bank Debt Instruments	—	$1,062,716	—	1,062,716

Total Investments	$106,026,111	$1,062,716	—	$107,088,827

Growth Allocation Fund
Affiliated Investment Companies	$101,624,609	—	—	$101,624,609
Short-Term Bank Debt Instruments	—	$817,302	—	817,302

Total Investments	$101,624,609	$817,302	—	$102,441,911

Income & Growth Allocation Fund
Affiliated Investment Companies	$62,915,852	—	—	$62,915,852
Short-Term Bank Debt Instruments	—	$534,475	—	534,475

Total Investments	$62,915,852	$534,475	—	$63,450,327

December 31, 2010	230

Notes to Financial Statements

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Income Allocation Fund
Affiliated Investment Companies	$22,750,288	—	—	$22,750,288

Total Investments	$22,750,288	—	—	$22,750,288

(a) For detailed descriptions of sector, industry, asset type, country or state, see the accompanying Portfolio of Investments.

OTHER FINANCIAL INSTRUMENTS(a)	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Frontier MarketStrat Fund
Assets
Total Return Swap Contracts	—	$686,636	—	$686,636
Liabilities
Total Return Swap Contracts	—	(180,598)	—	(180,598)

Total	—	$506,038	—	$506,038

Investment Grade Fixed-Income Fund
Assets
Futures Contracts	$475	—	—	$475
TBA Purchase Commitments	—	$5,504,219	—	5,504,219

Total	$475	$5,504,219	—	$5,504,694

Mortgage Securities Fund
Assets
TBA Purchase Commitments	—	$68,697,928	—	$68,697,928
Futures Contracts	$25,631	—	—	25,631
Liabilities
Options Written	(60,938)	—	—	(60,938)
TBA Sale Commitments	—	(35,678,241)	—	(35,678,241)
Futures Contracts	(10,840)	—	—	(10,840)

Total	$(46,147)	$33,019,687	—	$32,973,540

SMIDPlus Fund
Liabilities
Total Return Swap Contracts	—	$(393,138)	—	$(393,138)

Total	—	$(393,138)	—	$(393,138)

Strategic Alternatives Fund
Assets
Total Return Swap Contracts	—	$319,083	—	$319,083
Liabilities
Total Return Swap Contracts	—	(73,409)	—	(73,409)

Total	—	$245,674	—	$245,674

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, TBA purchase and sale commitments, swap contracts, currency contracts, futures and forward contracts.

231	December 31, 2010

Notes to Financial Statements

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

High Yield Bond Fund	Corporate Bonds
Balance as of December 31, 2009	$1,215,625
Accrued discounts/premiums	5,261
Realized gain/(loss) (a)	131,446
Change in unrealized appreciation/(depreciation)(a)	(34,832)
Net purchase/(sales)	(1,317,500)
Transfers in and/(out) of Level 3	—

Balance as of December 31, 2010	$—

Investment Grade Fixed-Income Fund	Asset Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds
Balance as of December 31, 2009	$4,284,862	$47,223	$1,480,719
Accrued discounts/premiums	(67,417)	(851)	57,009
Realized gain/(loss)(a)	(6,970,428)	(1,644,420)	(992,858)
Change in unrealized appreciation/(depreciation)(a)	8,033,148	1,610,593	220,246
Net purchase/(sales)	(4,933,457)	(12,545)	(85,291)
Transfers in and/(out) of Level 3	(346,708)	—	(605,797)

Balance as of December 31, 2010	$—	$—	$74,028

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2010	—	—	$(598,105)

Mortgage Securities Fund	Project Loan
Balance as of December 31, 2009	$2,283
Realized gain/(loss)(a)	(2)
Change in unrealized appreciation/(depreciation)(a)	(89)
Net purchase/(sales)	(158)
Transfers in and/(out) of Level 3	—

Balance as of December 31, 2010	$2,034

Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2010	$(89)

(a) Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts on investments in the Statement of Operations, as applicable.

During the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2010, the other Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Derivative Instruments and Hedging Activ- ities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, swap

December 31, 2010	232

Notes to Financial Statements

contracts, forward foreign currency exchange contracts, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated

233	December 31, 2010

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risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Forward Foreign Currency Exchange Contracts: The International Equity Fund may invest in forward foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. The Strategic Alternatives Fund invested in options consistent with the Fund’s investment strategy as discussed in the Fund commentary. As of December 31, 2010, Mortgage Securities Fund held written options with a market value of $60,938. The other Funds held no purchased or written options at December 31, 2010.

December 31, 2010	234

Notes to Financial Statements

Written option activity for the year ended December 31, 2010 was as follows:

	WRITTEN CALL OPTIONS		WRITTEN PUT OPTIONS
Investment Grade Fixed-Income Fund	NUMBER OF CONTRACTS	PREMIUMS	NUMBER OF CONTRACTS	PREMIUMS
Outstanding as of December 31, 2009	145	$35,939	116	$57,726
Options written	113	30,983	113	46,657
Options expired	(209)	(54,794)	—	—
Exercised or closed	(49)	(12,128)	(229)	(104,383)

Outstanding as of December 31, 2010	0	$0	0	$0

	WRITTEN PUT OPTIONS
Mortgage Securities Fund	NUMBER OF CONTRACTS	PREMIUMS
Outstanding as of December 31, 2009	81	$60,503
Options written	20	13,388
Options expired	—	—
Exercised or closed	(81)	(60,503)

Outstanding as of December 31, 2010	20	$13,388

	WRITTEN PUT OPTIONS
Strategic Alternatives Fund	NUMBER OF CONTRACTS	PREMIUMS
Outstanding as of December 31, 2009	4,195	$1,176,599
Options written	9,990	(1,864,247)
Options expired	—	—
Exercised or closed	(14,185)	687,648

Outstanding as of December 31, 2010	0	$0

There were no other Funds that held more than one type of Derivative Instrument as of December 31, 2010.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to

235	December 31, 2010

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meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2010, Investment Grade Fixed-Income Fund and the Mortgage Securities Fund had futures contracts outstanding with an unrealized gain of $475 and $14,791 respectively. The other Funds held no futures contracts at December 31, 2010.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2010, Frontier MarketStrat Fund had warrants with a market value of $5,931,800. The other Funds held no warrants at December 31, 2010.

December 31, 2010	236

Notes to Financial Statements

Balance Sheet – Fair Value of Derivatives Instruments as of December 31, 2010(a)

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	ASSET DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE	LIABILITIES DERIVATIVES BALANCE SHEET LOCATION	FAIR VALUE
Frontier MarketStrat Fund
Equity Contracts	Investments, at value	$5,931,800		—
Equity Contracts	Unrealized gain on swap contracts	686,636	Unrealized loss on swap contracts	$180,598

Total		$6,618,436		$180,598

Investment Grade Fixed-Income Fund
Interest Rate Contracts	Variation margin receivable	$475		—

Total		$475		—

Mortgage Securities Fund
Interest Rate Contracts	Variation margin receivable	$14,791	Written Options(b)	$60,938

Total		$14,791		$60,938

SMIDPlus Fund
Equity Contracts	Unrealized gain on swap contracts	—	Unrealized loss on swap contracts	$393,138

Total		—		$393,138

Strategic Alternatives Fund
Equity Contracts	Unrealized gain on swap contracts	$319,083	Unrealized loss on swap contracts	$73,409

Total		$319,083		$73,409

(a) For open derivative instruments as of December 31, 2010, see the Portfolio of Investments, which is also indicative of the activity for the year ended December 31, 2010.

(b) Includes cumulative appreciation/(depreciation) on futures as reported on the Portfolio of Investments.

There were no other Funds that held derivatives instruments during the year ended December 31, 2010.

237	December 31, 2010

Notes to Financial Statements

The Effect of Derivatives Instruments on the Statement of Operations for the year ended December 31, 2010:

DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS	LOCATION OF GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Frontier MarketStrat Fund
Equity Contracts	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$116,383	$1,672,583
Equity Contracts	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	10,091,620	412,449

Total		$10,208,003	$2,085,032

International Equity Fund
Equity Contracts	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$44,197	—

		$44,197	—

Investment Grade Fixed-Income Fund
Interest Rate Contracts	Net realized gain on option contracts/Net change in unrealized appreciation on option contracts	$72,560	$32,398
Interest Rate Contracts	Net realized gain on futures contracts/net change in unrealized depreciation on futures contracts	590,800	(392,251)

Total		$663,360	$(359,853)

Mortgage Securities Fund
Interest Rate Contracts	Net realized loss on option contracts/Net change in unrealized depreciation on option contracts	$(9,691)	$(43,513)
Interest Rate Contracts	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(157,651)	21,015

Total		$(167,342)	$(22,498)

SMIDPlus Fund
Equity Contracts	Net realized gain on swap contracts/Net change in unrealized depreciation on swap contracts	$23,330,230	$(393,138)

Total		$23,330,230	$(393,138)

Strategic Alternatives Fund
Equity Contracts	Net realized gain on option contracts/Net change in unrealized depreciation on option contracts	$4,005,556	$(1,295,644)
Equity Contracts	Net realized gain on swap contracts/Net change in unrealized appreciation on swap contracts	1,260,646	245,674

Total		$5,266,202	$(1,049,970)

There were no other Funds that held Derivative Instruments on the Statement of Operations as of December 31, 2010.

December 31, 2010	238

Notes to Financial Statements

Swap Agreements: Certain Funds may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic

239	December 31, 2010

Notes to Financial Statements

payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (“LIBOR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by Forward Management, in accordance with procedures established by the Board of Trustees to limit any potential leveraging of a Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Forward Management’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

During the year ended December 31, 2010, the Frontier MarketStrat Fund, SMIDPlus Fund and

December 31, 2010	240

Notes to Financial Statements

Strategic Alternatives Fund invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices. Swap agreements held at December 31, 2010 are disclosed in the Portfolio of Investments.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Frontier MarketStrat Fund and International Equity Fund; quarterly for the Aggressive Growth Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund, Large Cap Growth Fund, Large Cap Value Fund, SMIDPlus Fund and the Strategic Alternatives Fund; monthly for the Balanced Allocation Fund, High Yield Bond Fund, Income Allocation Fund, Income & Growth Allocation Fund, Investment Grade Fixed-Income Fund and Mortgage Securities Fund; and declared daily and paid monthly for the U.S. Government Money Fund. Net realized capital gains, if any, are distributed annually.

The U.S. Government Money Fund paid a special one-time Ordinary Income Distribution on December 9, 2010, which represented prior year undistributed income and was required to be distributed in the current year to meet tax requirements. The effect on the distributions from net investment income and total return was less than $0.005 and 0.01%, respectively.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits in the accompanying

241	December 31, 2010

Notes to Financial Statements

financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1), shareholder services and/or administrative services plans for a particular class of a Fund are charged to the operations of such class.

ReFlow Transactions: The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than the lesser of shares valued at $15 million or 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitated the day-to-day operations of ReFlow until November 15, 2010, and ReFlow Services LLC, the entity that currently facilitates the day-to-day operations of ReFlow, are both under common control with Forward Management, the investment advisor to the Funds. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Frontier MarketStrat Fund, the High Yield Bond Fund, the Investment Grade Fixed-Income Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mortgage Securities Fund, the SMIDPlus Fund, the Strategic Alternatives Fund, and each of the Allocation Funds during the year ended December 31, 2010 are recorded in the Statement of Operations. During that same period there were no ReFlow fees incurred by the other Funds.

December 31, 2010	242

Notes to Financial Statements

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management, LLC pursuant to which Forward Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2010, based on each Fund’s average daily net assets:

FUND	ADVISORY FEE
Underlying Funds
Frontier MarketStrat Fund	0.85%
High Yield Bond Fund	0.36%
International Equity Fund	0.55%
Investment Grade Fixed-Income Fund	0.33%
Large Cap Growth Fund	0.45%
Large Cap Value Fund	0.45%
Mortgage Securities Fund	0.36%
SMIDPlus Fund	0.60%(a)
Strategic Alternatives Fund	0.70%
U.S. Government Money Fund	0.08%

Allocation Funds
Aggressive Growth Allocation Fund	0.10%(b)
Balanced Allocation Fund	0.10%(b)
Growth & Income Allocation Fund	0.10%(b)
Growth Allocation Fund	0.10%(b)
Income & Growth Allocation Fund	0.10%(b)
Income Allocation Fund	0.10%(b)

(a ) Effective September 20, 2010, Forward Management assumed direct management responsibility of the Fund.

(b) Forward Management has contractually agreed to waive its investment management fee and reimburse the Allocation Funds’ transfer agent fees until April 30, 2011. The waivers for the investment management fees and the transfer agent fees are reflected in the Statement of Operations.

The Trust has obtained an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Allocation Funds to enter into a special servicing agreement with the Underlying Funds under which the Underlying Funds will pay the expenses of the Allocation Funds (other than the Allocation Funds’ direct management fees, distribution and service fees, and administrative services fees) to the extent that the Underlying Funds derive additional financial and other benefits as a result of investments from the Allocation Funds. None of the expenses incurred by the Allocation Funds for the year ended December 31, 2010 were paid by the Underlying Funds.

243	December 31, 2010

Notes to Financial Statements

Sub-Advisors: Each Fund (other than the U.S. Government Money Fund, the Frontier MarketStrat Fund, the SMIDPlus Fund, the Strategic Alternatives Fund and the Allocation Funds) is sub-advised by a sub-advisor (each a “Sub-Advisor” and, collectively, the “Sub-Advisors”), researched and recommended by Forward Management. During the year ended December 31, 2010, the Funds paid the Sub-Advisors a fee based on the average daily net assets aggregated across all the classes of each Fund as set forth below. This fee is accrued daily and paid monthly.

FUND	SUB-ADVISORY FEE
High Yield Bond Fund	0.25%

International Equity Fund	0.45% on assets up to and including $500 million 0.425% on assets over $500 million up to and including $1 billion 0.40% on assets over $1 billion

Investment Grade Fixed-Income Fund	0.25%

Large Cap Growth Fund	0.25%

Large Cap Value Fund	0.25%

Mortgage Securities Fund	0.25% on assets up to and including $100 million
0.20% on assets over $100 million up to and including $200 million
0.15% on assets over $200 million

Prior to September 20, 2010, the SMIDPlus Fund and Forward Management had an Investment Sub-Advisory Agreement with Los Angeles Capital Management Equity and Research, Inc. (“LA Capital” or “Sub-Advisor”). Pursuant to this agreement, the Sub-Advisor provided investment sub-advisory services to Forward Management and was entitled to receive a fee from the Fund calculated daily and payable monthly at the following annual rate of 0.40% on net assets. Effective September 20, 2010, LA Capital ceased serving as the Fund’s Sub-Advisor and Forward Management assumed direct management responsibility of the Fund. The termination of LA Capital as Sub-Advisor to the Fund resulted in a reduction in the total annual advisory fee rate paid by the Fund from 1.00% to 0.60% of the average daily net assets of the Fund.

For the Sub-Advisors of the Large Cap Growth Fund and the Large Cap Value Fund (Smith Asset Management Group and Acadian Asset Management, respectively), each Sub-Advisor is paid a base fee (“Base Rate”) of 0.25% plus a performance component (“Performance Adjustment”). The Performance Adjustment rate will increase or decrease proportionately to the difference in performance (the “Performance Difference”) between the Fund and its benchmark index. (See Note 13 – Subsequent Events).

With regard to the Large Cap Growth Fund, to the extent that the Performance Difference between the Fund and the S&P 500/Citigroup Growth Index falls within a “null zone” that is equal to plus 100 basis points (1.00%) or minus 100 basis points (-1.00%), the Performance Adjustment rate shall be zero and there shall be no Performance Adjustment. The Performance Adjustment rate shall not exceed an absolute value of 15 basis points (0.15%) and the maximum Performance Adjustment rate shall be made when the Performance Difference reaches plus or minus 350 basis points (3.50%). Therefore, the minimum possible annual fee payable to the Sub-Advisor will be 10 basis points (0.10%) and the maximum possible annual fee will be 40 basis points (0.40%).

December 31, 2010	244

Notes to Financial Statements

With regard to the Large Cap Value Fund, to the extent that the Performance Difference between the Fund and the S&P 500/Citigroup Value Index falls within a “null zone” that is equal to plus 75 basis points (0.75%) or minus 75 basis points (-0.75%), the Performance Adjustment rate shall be zero and there shall be no Performance Adjustment. The Performance Adjustment rate shall not exceed an absolute value of 5 basis points (0.05%) and the maximum Performance Adjustment rate shall be made when the Performance Difference reaches plus or minus 325 basis points (3.25%). Therefore, the minimum possible annual fee payable to the Sub-Advisor will be 20 basis points (0.20%) and the maximum possible annual fee will be 30 basis points (0.30%).

FUND	BASE SUB- ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	PERFORMANCE DIFFERENCE
Large Cap Growth Fund	0.25%	+/-0.15%	1.00%
Large Cap Value Fund	0.25%	+/-0.05%	0.75%

During the year ended December 31, 2010, the Funds’ Sub-Advisory fees were adjusted in accordance with the policy described above as follows:

FUND	BASE SUB- ADVISORY FEE	PERFORMANCE FEE ADJUSTMENT RATE	SUB-ADVISORY FEE
Large Cap Growth Fund	$213,502	$(96,456)	$117,046
Large Cap Value Fund	200,995	(39,618)	161,377

Expense Limitations: Forward Management has agreed to limit the total expenses of certain classes of certain Funds, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management, provided that any such reimbursements made by a Fund to Forward Management will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Funds have entered into an agreement to reimburse Forward Management for any fee waivers and expense reimbursements made by Forward Management pursuant to the terms described above, as shown in the table below:

FUND	INVESTOR CLASS	INSTITUTIONAL CLASS	CLASS C	CLASS Z	END DATE
Mortgage Securities Fund (a)	1.25%	0.85%	1.75%	0.75%	April 30, 2011

a) Prior to September 1, 2010, Forward Management had no contractual obligation to waive any portion of its fees in amounts necessary to limit the Fund’s Institutional Class, Investor Class, Class C and Class Z shares’ operating expenses.

245	December 31, 2010

Notes to Financial Statements

For the year ended December 31, 2010, the fee waivers and/or reimbursements were as follows:

FUND	FEES WAIVED/ REIMBURSED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Mortgage Securities Fund
Investor Class	$3,881	$0	$3,881
Institutional Class	21,902	0	21,902
Class C	612	0	612
Class Z	41,710	0	41,710

As of December 31, 2010, the balances of recoupable expenses for the Fund were as follows:

FUND	2010	TOTAL
Mortgage Securities Fund
Investor Class	$3,881	$3,881
Institutional Class	21,902	21,902
Class C	612	612
Class Z	41,710	41,710

4. Distribution and Shareholder Services Plans

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act which allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, up to 0.35% of the Fund’s average daily net assets attributable to Class A shares of the Frontier MarketStrat Fund and the Allocation Funds (except the Income Allocation Fund), up to 0.25% of the Fund’s average daily net assets attributable to Class A shares of the U.S. Government Money Fund and the Income Allocation Fund, and up to 0.75% of the Fund’s average daily net assets attributable to Class C shares.

The Funds have adopted Shareholder Services Plans (the “Shareholder Services Plans”) with respect to the Investor Class shares of each Fund (with the exception of the Frontier MarketStrat Fund and the Strategic Alternatives Fund). Pursuant to the Shareholders Services Plans, the Trust will pay independent service organizations who provide administrative and support services. The amounts payable to service organizations under the Shareholder Services Plans for these expenses on an annual basis is up to 0.25% of the average daily net assets of each Fund attributable to Investor Class shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under the Funds’ Distribution and Shareholder Services Plans.

The Frontier MarketStrat Fund and the Strategic Alternatives Fund have adopted Shareholder Services Plans that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of each Fund’s average daily net assets attributable to Investor Class shares. The other Funds have adopted Shareholder Services Plans that may be used to pay Shareholder Servicing fees at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Institutional Class shares and up to 0.25% of the Fund’s average daily net assets attributable to Class C shares.

The Board may temporarily reduce and/or eliminate the payment of Rule 12b-1 fees with respect to the U.S. Government Money Fund to assist the U.S. Government Money Fund’s efforts to maintain a $1.00 NAV per share. Any reduction and/or elimination of the U.S. Government

December 31, 2010	246

Notes to Financial Statements

Money Fund’s Rule 12b-1 fees may be reinstated by the Board at any time. Effective April 1, 2009, the Board of Trustees temporarily eliminated Rule 12b-1 fees for the Class A and Class C shares of the U.S. Government Money Fund, and the Shareholder Services fees for the Investor Class shares of the Fund.

U.S. Government Money Fund Administrative Plan: The U.S. Government Money Fund has adopted an Administrative Plan with respect to its Institutional Class, Investor Class, Class A and Class C shares. Pursuant to the Administrative Plan, the U.S. Government Money Fund will pay Forward Management for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The amount payable to Forward Management is up to 0.25% of the average daily net assets of the Institutional Class shares, Investor Class shares, Class A shares and Class C shares of the Fund, respectively; provided, however, that the Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class shares, Class A shares or Class C shares that will be allocated under the Fund’s Distribution and Shareholder Services Plans or any non-distribution related amounts for the Investor Class shares that will be allocated under the Fund’s Administrative Plan. For the year ended December 31, 2010, a portion of the Administrative Plan fees of the Institutional Class, Investor Class, Class A and Class C shares of the U.S. Government Money Fund were temporarily waived. Effective June 11, 2010, Forward Management voluntarily waived the Administrative Plan fees totaling 0.25% of the average daily net assets of the Institutional Class, Investor Class, Class A and Class C shares of the U.S. Government Money Fund.

The expenses of the Funds’ Distribution Plans, Shareholder Services Plan and Administrative Plan are reflected as distribution and shareholder service fees and administrative fees in the Statement of Operations.

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares. Prior to April 12, 2010, SEI Investments Distribution Co. served as the Funds’ distributor.

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator. Prior to April 12, 2010, SEI Investments Global Fund Services served as the Funds’ administrator.

AFS serves as the Funds’ transfer agent and dividend paying agent.

BBH is the Funds’ custodian.

5. Trustee and Officer Fees

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Forward Management or its affiliates, except as noted below. As of December 31, 2010, there were five Trustees, four of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trust, on behalf of the Funds pays each Independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each per regular meeting for attendance in person, $5,000 each per regular meeting for attendance by telephone, $3,000 each for attendance in person at each special meeting that is not held in conjunction with a regular meeting, and $2,250 for attendance at a special telephonic meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee.

247	December 31, 2010

Notes to Financial Statements

The Funds’ Chief Compliance Officer is employed by Forward Management. The Funds pay an allocated portion of the Chief Compliance Officer’s compensation and other related expenses, subject to approval by the Board of Trustees.

6. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

7. Shares of Beneficial Interest

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional Funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

The following entities owned of record or beneficially, as of December 31, 2010, 5% or greater of any class of the Funds’ outstanding equity securities:

FUND	NAME	PERCENTAGE
Underlying Funds
Frontier MarketStrat Fund
Investor Class	Sutton Place Associates, LLC	55.40%
	National Financial Services, LLC	32.92%
	Charles Schwab & Co., Inc.	5.33%

Institutional Class	Charles Schwab & Co., Inc.	49.17%
	Maril & Co.	29.44%
	TD Ameritrade, Inc.	9.01%
	JP Morgan Retirement Plan Services	7.76%

Class Z	Brown Brothers Harriman & Co.	100.00%

High Yield Bond Fund
Investor Class	National Financial Services, LLC	73.00%
	Charles Schwab & Co., Inc.	12.23%
	TD Ameritrade, Inc.	5.70%

Institutional Class	Charles Schwab & Co., Inc.	35.59%
	Steph & Co.	19.46%
	Mitra & Co.	14.83%
	National Financial Services, LLC	7.37%

Class C	First Clearing, LLC	44.63%
	Pershing, LLC	18.90%
	LPL Financial Services	13.82%
	JFSC Securities Corp.	9.54%

Class Z	Brown Brothers Harriman & Co.	100.00%

December 31, 2010	248

Notes to Financial Statements

FUND	NAME	PERCENTAGE
International Equity Fund
Investor Class	National Financial Services, LLC	43.27%
	Frontier Trust Company	14.39%
	Charles Schwab & Co., Inc.	6.79%
	Equity Trust Co.	6.45%
	Primevest Financial Services	5.85%
	Pershing, LLC	5.45%

Institutional Class	Reliance Trust Co.	23.57%
	MSCS Financial Services Trust	15.92%
	The Washington Trust Co.	14.67%
	National Financial Services, LLC	11.65%
	Charles Schwab & Co., Inc.	8.66%
	Trust Company of America	8.13%

Class Z	Brown Brothers Harriman & Co.	100.00%

Investment Grade Fixed-Income Fund
Investor Class	National Financial Services, LLC	54.96%
	Pershing, LLC	17.31%
	Charles Schwab & Co., Inc.	9.19%

Institutional Class	The Washington Trust Co.	37.83%
	National Financial Services, LLC	11.82%
	Fifth Third Bank	9.14%
	Fintegra Financial Solutions	7.57%
	Bridgewater Savings Bank	6.66%

Class Z	Brown Brothers Harriman & Co.	100.00%

Large Cap Growth Fund
Investor Class	National Financial Services, LLC	67.77%
	Equity Trust Co.	11.83%

Institutional Class	MSCS Financial Services	24.01%
	The Washington Trust Co.	18.34%
	National Financial Services, LLC	11.52%
	Charles Schwab & Co., Inc.	9.99%

Class Z	Brown Brothers Harriman & Co.	100.00%

Large Cap Value Fund
Investor Class	National Financial Services, LLC	74.68%
	Charles Schwab & Co., Inc.	7.64%

Institutional Class	MSCS Financial Services	26.24%
	The Washington Trust Co.	24.76%
	National Financial Services, LLC	10.83%
	Brown Brothers Harriman & Co.	8.83%
	SEI Private Trust Co.	6.61%
	Bridgewater Savings Bank	5.08%

Class Z	Brown Brothers Harriman & Co.	100.00%

249	December 31, 2010

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Mortgage Securities Fund
Investor Class	Charles Schwab & Co., Inc.	52.74%
	National Financial Services, LLC	29.82%

Institutional Class	Trust Company of Stern Agee & Leech	27.98%
	Zions First National Bank Corp.	19.82%
	The Washington Trust Co.	12.72%
	MSCS Financial Services Trust	11.63%
	Fintegra Financial Solutions	5.29%
	National Financial Services, LLC	5.25%

Class C	First Clearing, LLC	37.06%
	H. Beck, Inc.	29.23%
	Pershing, LLC	12.88%
	Zions First National Bank Corp.	10.49%
	Merrill Lynch Pierce Fenner & Smith	6.02%

Class Z	Brown Brothers Harriman & Co.	100.00%

SMIDPlus Fund
Investor Class	National Financial Services, LLC	45.35%
	ETrade Clearing LLC	25.32%
	Charles Schwab & Co., Inc.	6.24%
	Equity Trust Co.	6.19%

Institutional Class	Maril & Co.	58.89%
	JP Morgan Retirement Plan Services	16.07%
	Charles Schwab & Co., Inc.	6.65%
	National Financial Services, LLC	6.59%

Class C	LPL Financial Services	29.97%
	First Clearing, LLC	27.87%
	Primevest Financial Services	27.38%
	Jesco & Co.	6.15%
	Pershing, LLC	5.76%

Class Z	Brown Brothers Harriman & Co.	100.00%

Strategic Alternatives Fund
Investor Class	Charles Schwab & Co., Inc.	48.55%
	National Financial Services, LLC	47.57%

Institutional Class	Maril & Co.	50.37%
	JP Morgan Retirement Plan Services	16.15%
	Setru & Co.	13.25%

Class Z	Brown Brothers Harriman & Co.	100.00%

U.S. Government Money Fund
Investor Class	MSCS Financial Services	57.48%
	Trust Company of Stern Agee & Leech	25.40%

Institutional Class	Zions First National Bank Corp.	50.62%
	Trust Company of Stern Agee & Leech	32.82%
	The Washington Trust Co.	5.31%

December 31, 2010	250

Notes to Financial Statements

FUND	NAME	PERCENTAGE
Class A	Stifel Nicolaus & Co.	15.92%
	Pershing, LLC	9.24%
	Securities America	7.92%
	American Investors Company	5.35%

Class C	Pershing, LLC	34.47%
	LPL Financial Services	19.44%
	Zions First National Bank Corp.	6.30%
	The Farmers & Mechanics Bank	5.65%
	Rice Pontes Capital, Inc.	5.56%

Class Z	Zions First National Bank Corp.	86.04%
	The Washington Trust Co.	9.62%

Allocation Funds
Aggressive Growth Allocation Fund
Investor Class	MSCS Financial Services	46.60%
	National Financial Services, LLC	18.26%
	Bankedco & Co.	7.35%

Institutional Class	National Financial Services, LLC	46.97%
	HillsTrust	8.90%
	MSCS Financial Services	7.10%

Class A	Pershing, LLC	46.34%
	Reliance Trust Co.	5.46%
	D.A. Davidson & Co., Inc.	5.12%

Class C	Pershing, LLC	37.16%
	LPL Financial Services	7.71%
	National Financial Services, LLC	7.10%

Balanced Allocation Fund
Investor Class	MSCS Financial Services	31.89%
	Charles Schwab & Co., Inc.	20.66%
	Trust Company of Stern Agee & Leech	13.48%
	Bankedco & Co.	11.07%

Institutional Class	National Financial Services, LLC	39.22%
	MSCS Financial Services	20.46%
	Orrstown Bank	12.56%
	Reliance Trust Co.	7.53%

Class A	Reliance Trust Co.	59.26%
	Pershing, LLC	19.43%
	Primevest Financial Services	6.23%

Class C	Peoples Bank	18.17%
	Pershing, LLC	14.85%
	Primevest Financial Services	7.55%

Growth & Income Allocation Fund
Investor Class	National Financial Services, LLC	25.00%
	Bankedco & Co.	13.80%
	MSCS Financial Services	9.13%
	Charles Schwab & Co., Inc.	8.09%

251	December 31, 2010

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Institutional Class	National Financial Services, LLC	28.86%
	The Washington Trust Co.	10.67%
	Orrstown Bank	6.99%
	MSCS Financial Services	6.98%
	Reliance Trust Co.	6.61%
	Pershing, LLC	6.29%
	First Security Bank	5.54%

Class A	Pershing, LLC	39.13%
	Primevest Financial Services	17.09%
	National Financial Services, LLC	6.91%
	Reliance Trust Co.	6.90%

Class C	Pershing, LLC	19.57%
	National Financial Services, LLC	16.71%
	Primevest Financial Services	7.65%

Growth Allocation Fund
Investor Class	MSCS Financial Services	27.63%
	National Financial Services, LLC	15.57%
	Baylake Bank Trust Department	11.90%
	Bankedco & Co.	8.46%
	Charles Schwab & Co., Inc.	7.52%
	Trust Company of Stern Agee & Leech	7.42%

Institutional Class	National Financial Services, LLC	40.02%
	The Washington Trust Co.	12.58%
	MSCS Financial Services	5.73%

Class A	Pershing, LLC	45.08%
	National Financial Services, LLC	7.79%
	Primevest Financial Services	6.17%

Class C	Pershing, LLC	25.16%
	National Financial Services, LLC	11.51%
	Primevest Financial Services	6.81%

Income & Growth Allocation Fund
Investor Class	Trust Company of Stern Agee & Leech	23.39%
	MSCS Financial Services	23.05%
	National Financial Services, LLC	17.77%
	Charles Schwab & Co., Inc.	11.06%

Institutional Class	Reliance Trust Co.	58.39%
	Orrstown Bank	14.86%
	MSCS Financial Services	10.55%
	National Financial Services, LLC	6.46%

Class A	Primevest Financial Services	27.96%
	Reliance Trust Co.	20.36%
	Pershing, LLC	13.34%
	National Financial Services, LLC	5.36%

December 31, 2010	252

Notes to Financial Statements

FUND	NAME	PERCENTAGE

Class C	Pershing, LLC	20.36%
	Peoples Bank	14.98%
	The First Co.	12.06%
	Frandsen Bank & Trust	9.36%

Income Allocation Fund
Investor Class	MSCS Financial Services	40.38%
	Trust Company of Stern Agee & Leech	19.53%
	First Interstate Bank	7.50%
	National Financial Services, LLC	5.37%

Institutional Class	Orrstown Bank	19.27%
	MSCS Financial Services	16.07%
	National Financial Services, LLC	13.45%
	Creve & Co.	9.92%
	First Security Bank	8.87%
	The Washington Trust Co.	6.19%

Class A	Reliance Trust Co.	45.91%
	Pershing, LLC	31.28%
	MSCS Financial Services	8.76%
	Primevest Financial Services	5.26%

Class C	Pershing, LLC	36.22%
	Peoples Bank	31.16%
	Primevest Financial Services	8.19%
	National Financial Services, LLC	6.12%

Sutton Place Associates, LLC is an entity under common control with Forward Management.

8. Purchases and Sales of Investments

Investment transactions for the year ended December 31, 2010, excluding U.S. Government Obligations and short-term investments, were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Underlying Funds
Frontier MarketStrat Fund	$95,579,221	$27,967,256
High Yield Bond Fund	296,751,197	303,404,295
International Equity Fund	52,911,553	76,382,825
Investment Grade Fixed-Income Fund	73,261,632	82,025,204
Large Cap Growth Fund	72,268,517	123,383,562
Large Cap Value Fund	174,577,882	221,906,459
Mortgage Securities Fund	343,659,217	362,888,913
SMIDPlus Fund	216,641,795	282,361,565
Strategic Alternatives Fund	86,804,447	108,779,806

Allocation Funds
Aggressive Growth Allocation Fund	44,394,225	49,825,000
Balanced Allocation Fund	65,853,433	73,874,633
Growth & Income Allocation Fund	51,579,777	64,025,000
Growth Allocation Fund	71,348,637	84,165,000
Income & Growth Allocation Fund	37,144,997	29,601,608
Income Allocation Fund	10,155,000	7,172,603

253	December 31, 2010

Notes to Financial Statements

Investment transactions in U.S. Government Obligations for the year ended December 31, 2010 were as follows:

FUND	COST OF INVESTMENTS PURCHASED	PROCEEDS FROM INVESTMENTS SOLD
Frontier MarketStrat Fund	$754,722	$0
Investment Grade Fixed-Income Fund	59,520,507	62,683,011
Mortgage Securities Fund	65,608,375	67,120,582
SMIDPlus Fund	46,143,594	13,994,250

9. Tax Basis Information

Reclassifications: At December 31, 2010, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of foreign currency, certain other investments and treatment of net investment loss. These reclassifications were as follows:

FUND	INCREASE/ (DECREASE) PAID IN-CAPITAL	INCREASE/ (DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/ (DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)
Underlying Funds
Frontier MarketStrat Fund	—	$11,341,739	$(11,341,739)
High Yield Bond Fund	$(1)	—	1
International Equity Fund	(208)	146,054	(145,846)
Investment Grade Fixed-Income Fund	(8,951)	911,570	(902,619)
Large Cap Growth Fund	(24,628)	24,627	1
Large Cap Value Fund	(23,097)	79,954	(56,857)
Mortgage Securities Fund	3	299,391	(299,394)
SMIDPlus Fund	(388,920)	24,530,339	(24,141,419)
Strategic Alternatives Fund	(10,304)	1,195,096	(1,184,792)
U.S. Government Money Fund	(8)	8	—

Allocation Funds
Aggressive Growth Allocation Fund	$1	$2,032	$(2,033)
Balanced Allocation Fund	2	10,697	(10,699)
Growth & Income Allocation Fund	(3,636)	3,635	1
Growth Allocation Fund	3	955	(958)
Income & Growth Allocation Fund	4	326	(330)
Income Allocation Fund	(4)	1	3

December 31, 2010	254

Notes to Financial Statements

Tax Basis of Investments: As of December 31, 2010, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION / (DEPRECIATION)
Underlying Funds
Frontier MarketStrat Fund	$127,933,310	$5,533,093	$(1,068,473)	$4,464,620
High Yield Bond Fund	102,795,340	4,131,755	(706,916)	3,424,839
International Equity Fund	63,851,870	18,024,669	(2,893,082)	15,131,587
Investment Grade Fixed-Income Fund	110,455,493	3,533,157	(10,484,863)	(6,951,706)
Large Cap Growth Fund	40,332,606	9,231,583	(2,194,346)	7,037,237
Large Cap Value Fund	39,363,005	4,531,743	(1,280,192)	3,251,551
Mortgage Securities Fund	54,698,861	928,821	(476,837)	451,984
SMIDPlus Fund	161,519,840	451,213	(857,015)	(405,802)
Strategic Alternatives Fund	86,602,749	3,279,985	(567,647)	2,712,338
U.S. Government Money Fund	521,150,926	0	0	0

Allocation Funds
Aggressive Growth Allocation Fund	$56,231,585	$2,081,952	$(6,704,566)	$(4,622,614)
Balanced Allocation Fund	124,557,053	7,258,104	(10,656,160)	(3,398,056)
Growth & Income Allocation Fund	113,844,546	5,868,447	(12,624,166)	(6,755,719)
Growth Allocation Fund	111,188,849	5,182,876	(13,929,814)	(8,746,938)
Income & Growth Allocation Fund	63,321,361	2,664,766	(2,535,800)	128,966
Income Allocation Fund	23,195,451	558,625	(1,003,788)	(445,163)

Post October Loss: Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Funds elected to defer capital losses and currency losses occurring between November 1, 2010 and December 31, 2010 as follows:

FUND	CAPITAL LOSS	F/X LOSS
Underlying Funds
Frontier MarketStrat Fund	—	$3
International Equity Fund	—	13,758
Investment Grade Fixed-Income Fund	$8,064	—

255	December 31, 2010

Notes to Financial Statements

Capital Loss Carryforwards: As of December 31, 2010 the following Funds had available for Federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2011	EXPIRING IN 2012	EXPIRING IN 2013	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018
Underlying Funds
High Yield Bond Fund	—	—	—	—	—	$1,992,838	$834,501	—
International Equity Fund	—	—	—	—	—	13,692,557	68,399,407	—
Investment Grade Fixed-Income Fund(a)	$718,330	$397,737	$886,525	$739,784	$405,644	1,874,984	—	$7,848,689
Large Cap Growth Fund	237,210	—	—	—	—	14,879,476	14,894,607	—
Large Cap Value Fund	—	—	—	—	—	20,277,209	16,308,919	606,453
Mortgage Securities Fund	—	—	—	15,403	—	732,858	—	—
SMIDPlus Fund	—	—	—	—	—	—	20,565,830	—
Strategic Alternatives Fund	—	—	—	—	—	880,655	710,899	12,365,760
U.S. Government Money Fund	—	—	—	—	—	—	14,853	—

Allocation Funds
Income Allocation Fund	—	—	—	$52,769	$90,492	$207,103	$32,036	—

(a) Subject to limitations under §382 of the Code.

During the year ended December 31, 2010, the High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Mortgage Securities Fund, SMIDPlus Fund, Aggressive Growth Allocation Fund, Balanced Allocation Fund, Growth and Income Allocation Fund, Growth Allocation Fund and Income Allocation Fund utilized capital loss carryovers of $10,082,692, $9,564,281, $7,935,447, $2,047,530, $27,974,320, $186,081, $66,635, $2,091,066, $644,397 and $16,394, respectively.

December 31, 2010	256

Notes to Financial Statements

Tax Basis of Distributable Earnings: At December 31, 2010 the following components of accumulated earnings on a tax basis were as follows:

	FRONTIER MARKETSTRAT FUND	HIGH YIELD BOND FUND	INTERNATIONAL EQUITY FUND	INVESTMENT GRADE FIXED- INCOME
Post-October losses	$(3)	—	$(13,758)	$(8,064)
Accumulated capital loss Carryforwards/accumulated capital gains	97,583	$(2,827,339)	(82,091,964)	(12,871,693)
Undistributed ordinary income	88,112	25,476	1,237,055	20,121
Net unrealized appreciation/(depreciation) of F/X, Swaps, Derivatives	506,038	—	26,780	(69,915)
Net unrealized appreciation/(depreciation) on investments	4,464,620	3,424,839	15,131,587	(6,951,706)
Other cumulative effect of timing differences	—	—	—	(475)

Total distributable earnings	$5,156,350	$622,976	$(65,710,300)	$(19,881,732)

	LARGE CAP GROWTH FUND	LARGE CAP VALUE FUND	MORTGAGE SECURITIES FUND	SMIDPLUS FUND
Accumulated capital loss Carryforwards	$(30,011,293)	$(37,192,581)	$(748,261)	$(20,565,830)
Undistributed ordinary income	—	21,447	58,858	—
Net unrealized appreciation/(depreciation) of F/X, Swaps, Futures	—	—	44,291	(393,138)
Net unrealized appreciation/(depreciation) on investments	7,037,237	3,251,551	451,984	(405,802)
Other cumulative effect of timing differences	—	—	32,759	(137)

Total distributable earnings	$(22,974,056)	$(33,919,583)	$(160,369)	$(21,364,907)

	STRATEGIC ALTERNATIVES FUND	U.S. GOVERNMENT MONEY FUND	AGGRESSIVE GROWTH ALLOCATION FUND	BALANCED ALLOCATION FUND
Accumulated capital loss Carryforwards/accumulated capital gains	$(13,957,314)	$(14,853)	$424,296	$1,319,581
Undistributed ordinary income	—	4,006	238,062	447,838
Net unrealized appreciation/(depreciation) of Swaps	245,675	—	—	—
Net unrealized appreciation/(depreciation) on investments	2,712,338	—	(4,622,614)	(3,398,056)

Total distributable earnings	$(10,999,301)	$(10,847)	$(3,960,256)	$(1,630,637)

	GROWTH & INCOME ALLOCATION FUND	GROWTH ALLOCATION FUND	INCOME & GROWTH ALLOCATION FUND	INCOME ALLOCATION FUND
Accumulated capital loss Carryforwards/accumulated capital gains	$305,524	$3,673,382	$52,643	$(382,400)
Undistributed ordinary income	—	117,627	156,934	1,377
Net unrealized appreciation/(depreciation) on investments	(6,755,719)	(8,746,938)	128,966	(445,163)

Total distributable earnings	$(6,450,195)	$(4,955,929)	$338,543	$(826,186)

257	December 31, 2010

Notes to Financial Statements

Tax Basis of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for year ended December 31, 2010 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	RETURN OF CAPITAL
Underlying Funds
Frontier MarketStrat Fund	$12,106,778	$1,103,366	—
High Yield Bond Fund	8,653,288	—	—
International Equity Fund	1,774,927	—	—
Investment Grade Fixed-Income Fund	4,394,283	—	—
Large Cap Growth Fund	571,296	—	—
Large Cap Value Fund	1,470,179	—	—
Mortgage Securities Fund	1,982,907	—	—
SMIDPlus Fund	25,762,809	—	—
Strategic Alternatives Fund	1,820,156	—	$204,367
U.S. Government Money Fund	486,821	—	—

Allocation Funds
Aggressive Growth Allocation Fund	$2,318,721	—	—
Balanced Allocation Fund	5,753,673	—	—
Growth & Income Allocation Fund	5,068,623	—	—
Growth Allocation Fund	4,875,642	—	—
Income & Growth Allocation Fund	2,612,133	—	—
Income Allocation Fund	855,577	—	—

The tax character of distributions paid for year ended December 31, 2009 were as follows:

FUND	ORDINARY INCOME TOTAL	LONG-TERM CAPITAL TOTAL	DISTRIBUTIONS IN EXCESS
Underlying Funds
Frontier MarketStrat Fund	$3,258,657	—	—
High Yield Bond Fund	8,743,587	—	$4,612
International Equity Fund	4,452,466	—	—
Investment Grade Fixed-Income Fund	4,673,219	$107,060	—
Large Cap Growth Fund	567,897	—	—
Large Cap Value Fund	1,546,422	—	1,412
Mortgage Securities Fund	2,000,339	—	—
SMIDPlus Fund	1,041,668	—	—
Strategic Alternatives Fund	977,511	—	56,493
U.S. Government Money Fund	3,516,719	—	—

Allocation Funds
Aggressive Growth Allocation Fund	$1,092,239	—	$195
Balanced Allocation Fund	3,761,591	—	437
Growth & Income Allocation Fund	3,201,397	—	—
Growth Allocation Fund	2,650,874	—	423
Income & Growth Allocation Fund	1,656,205	—	—
Income Allocation Fund	885,662	—	—

December 31, 2010	258

Notes to Financial Statements

10. Affiliated Companies:

Each Allocation Fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The purchase and sales costs, dividends income, shares and value of investment of each Allocation Fund in affiliated companies for the year ending December 31, 2010 were as follows:

Aggressive Growth Allocation Fund
INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/10	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Frontier MarketStrat Fund	349,616	125,171	57,117	417,670	$5,191,639	$429,554	$54,148
International Equity Fund	951,548	950,903	718,942	1,183,509	18,853,301	429,600	(807,118)
Large Cap Growth Fund	571,558	121,725	597,081	96,202	2,424,287	82,543	451,308
Large Cap Value Fund	791,168	198,552	839,346	150,374	2,598,469	204,355	(1,235,690)
SMIDPlus Fund	322,102	230,012	240,206	311,908	8,087,772	1,206,451	999,604
Strategic Alternatives Fund	297,478	9,479	78,161	228,796	2,535,064	53,469	(73,257)
Forward Funds — Institutional Class shares
Emerging Markets Fund	48,807	636,559	150,259	535,107	11,403,124	187,367	1,599,664

Total					$51,093,656	$2,593,339	$988,659

Balanced Allocation Fund
INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/10	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Frontier MarketStrat Fund	453,265	1,393,503	380,355	1,466,413	$18,227,518	$1,508,141	$212,209
High Yield Bond Fund	860,587	39,722	101,574	798,735	8,003,322	675,797	(83,999)
International Equity Fund	1,077,969	573,134	913,483	737,620	11,750,294	267,747	(195,776)
Investment Grade Fixed-Income Fund	2,872,642	477,794	694,157	2,656,279	28,661,245	1,217,000	12,054
Large Cap Growth Fund	641,583	174,896	528,052	288,427	7,268,369	102,787	574,353
Large Cap Value Fund	894,730	274,422	747,699	421,453	7,282,713	267,770	(109,718)
Mortgage Securities Fund	1,055,172	126,587	322,715	859,044	11,597,105	384,391	100,036
SMIDPlus Fund	357,508	166,433	166,339	357,602	9,272,619	1,383,415	(463,137)
Strategic Alternatives Fund	1,237,195	—	698,136	539,059	5,972,770	142,438	(204,789)
Forward Funds — Institutional Class shares
Emerging Markets Fund	44,082	556,374	23,841	576,615	12,287,661	198,375	1,833,143
International Fixed Income Fund	—	482,160	482,160	—	—	50,324	(325,367)

Total					$120,323,616	$6,198,185	$1,349,009

259	December 31, 2010

Notes to Financial Statements

Growth & Income Allocation Fund
INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/10	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Frontier MarketStrat Fund	521,125	1,340,517	226,769	1,634,873	$20,321,469	$1,681,394	$207,835
High Yield Bond Fund	649,224	—	130,547	518,677	5,197,143	484,418	(136,621)
International Equity Fund	1,197,608	151,401	697,750	651,259	10,374,550	236,399	(224,598)
Investment Grade Fixed-Income Fund	2,159,427	272,001	684,366	1,747,062	18,850,801	789,645	(34,511)
Large Cap Growth Fund	723,219	128,566	537,896	313,889	7,910,006	110,049	853,078
Large Cap Value Fund	1,006,468	201,202	751,332	456,338	7,885,517	286,385	(307,706)
Mortgage Securities Fund	796,138	—	232,504	563,634	7,609,061	317,781	168,615
SMIDPlus Fund	405,031	209,377	239,910	374,498	9,710,740	1,449,866	395,857
Strategic Alternatives Fund	822,541	—	348,614	473,927	5,251,114	121,158	(333,357)
Forward Funds — Institutional Class shares
Emerging Markets Fund	63,720	703,690	161,323	606,087	12,915,710	208,513	1,789,553

Total					$106,026,111	$5,685,608	$2,378,145

Growth Allocation Fund
INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/10	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Frontier MarketStrat Fund	611,747	1,293,701	257,364	1,648,084	$20,485,684	$1,694,981	$193,090
High Yield Bond Fund	310,459	—	140,959	169,500	1,698,390	214,554	(155,866)
International Equity Fund	1,574,950	30,168	993,995	611,123	9,735,194	221,830	(1,618,831)
Investment Grade Fixed-Income Fund	1,042,499	29,224	517,686	554,037	5,978,062	300,839	19,504
Large Cap Growth Fund	941,125	168,166	808,167	301,124	7,588,324	134,145	845,026
Large Cap Value Fund	1,306,880	214,210	1,089,916	431,174	7,450,682	341,670	(784,286)
Mortgage Securities Fund	385,716	—	206,692	179,024	2,416,823	137,823	173,537
SMIDPlus Fund	529,745	324,442	375,171	479,016	12,420,897	1,854,239	1,647,048
Strategic Alternatives Fund	708,794	—	254,034	454,760	5,038,743	110,482	(271,953)
Forward Funds — Institutional Class shares
Emerging Markets Fund	74,974	1,548,897	271,839	1,352,032	28,811,810	465,141	4,247,766

Total					$101,624,609	$5,475,704	$4,295,035

December 31, 2010	260

Notes to Financial Statements

Income & Growth Allocation Fund
INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/10	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Frontier MarketStrat Fund	144,385	373,142	8,749	508,778	$6,324,113	$523,256	$60,746
High Yield Bond Fund	517,046	132,547	25,789	623,804	6,250,519	453,891	(2,533)
International Equity Fund	267,755	377,968	290,528	355,195	5,658,250	128,931	(707,120)
Investment Grade Fixed-Income Fund	1,725,838	503,198	185,042	2,043,994	22,054,690	820,066	(1,254)
Large Cap Growth Fund	167,411	109,715	120,919	156,207	3,936,420	32,722	118,321
Large Cap Value Fund	234,875	150,228	158,970	226,133	3,907,571	92,444	1,246
Mortgage Securities Fund	633,954	167,600	132,965	668,589	9,025,948	269,750	20,559
SMIDPlus Fund	95,826	116,084	112,355	99,555	2,581,469	385,767	564,157
Strategic Alternatives Fund	581,337	81,740	376,380	286,697	3,176,607	76,262	48,192
U.S. Government Money Fund	265	—	—	265	265	0	—
Forward Funds — Institutional Class shares
Emerging Markets Fund	13,557	231,877	245,434	—	—	—	279,550
International Fixed Income Fund	—	233,089	233,089	—	—	21,291	(143,475)

Total					$62,915,852	$2,804,380	$238,389

Income Allocation Fund
INVESTMENT COMPANIES	BEGINNING SHARES	GROSS PURCHASES	GROSS SALES	ENDING SHARES	VALUE 12/31/10	DIVIDEND INCOME	REALIZED GAIN/(LOSS)(a)
Forward Funds — Class Z shares
Forward High Yield Bond Fund	317,033	387,937	29,650	675,320	$6,766,708	$317,552	$2,318
Forward Investment Grade Fixed-Income Fund	940,663	434,749	126,867	1,248,545	13,471,803	496,493	(11,261)
Forward Mortgage Securities Fund	346,628	90,620	251,190	186,058	2,511,777	171,802	160,551
Forward U.S. Government Money Fund	1,040,619	125,000	1,165,619	—	—	738	—
Forward Funds — Institutional Class shares
Forward International Fixed Income Fund	188,161	24,031	212,192	—	—	22,147	(128,237)

Total					$22,750,288	$1,008,732	$23,371

(a) Includes realized capital gain distributions received from affiliated underlying funds.

11. Portfolio of Investments

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. Transactions

Reorganization of Accessor Short-Intermediate Fixed-Income Fund into Accessor Intermediate Fixed-Income Fund (now known as the “Forward Investment Grade Fixed-Income Fund”): On March 5, 2009, the Board of Trustees, including all of the Independent Trustees, approved a reorganization of the Accessor Short-Intermediate Fixed-Income Fund (the “Acquired Fund”) into the Accessor Intermediate Fixed-Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two Funds managed by the Sub-Advisor with substantially the same investment objectives and principal investment strategies. The reorganization did not require approval by the shareholders of the Acquired Fund.

As of the close of business on April 30, 2009, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization,

261	December 31, 2010

Notes to Financial Statements

the Acquiring Fund issued 3,790,485, 15,309 and 46,984 shares of Institutional Class (formerly Advisor Class), Investor Class and C Class, respectively, in exchange for net assets of the Acquired Fund valued at $36,540,066, $147,495 and $452,976, respectively. The investment portfolio of the Acquired Fund, with a Fair Value of $36,169,635 and identified cost of $47,967,906 at April 30, 2009, was the principal asset acquired by the Fund. On May 1, 2009, the combined value of the Acquired Fund (which included accumulated realized losses of $5,514,293, undistributed net investment income of $(10,147) and unrealized depreciation of $11,798,271) and the Acquiring Fund was $89,116,866. The exchange of shares qualified as a tax-free reorganization for federal income tax purposes. The unused capital loss carryforwards totaled $5,406,522 for potential utilization and are subject to tax limitations. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2009, were as follows:

Net investment income	$5,223,517
Net loss on investments	(203,035)

Net increase in net assets resulting from operations	$5,020,482

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since December 31, 2008.

13. Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2010. However, the following are details relating to subsequent events through the date the financial statements were issued.

Forward Large Cap Growth Fund:

On September 22, 2010 the Board of Trustees, including all of the Independent Trustees, approved, on behalf of the Forward Large Cap Growth Fund: (i) a change of name of the Fund; (ii) the termination of the Investment Sub-Advisory Agreement among Forward Management, LLC, the investment advisor, the Trust and Smith Asset Management Group, L.P. (“Smith Group”), effective as of the close of business on January 19, 2011; (iii) changes to the principal investment strategies of the Fund; and (iv) the addition of a new primary index for the Fund, the S&P 500 Index.

Change of Name: Effective January 20, 2011, the name of the Fund was changed to the “Forward CorePlus Fund.”

Reorganization of Forward Large Cap Value Fund into the Forward Large Cap Growth Fund (now known as the “Forward CorePlus”): On September 22, 2010, the Board of Trustees, including all of the Independent Trustees, approved a form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of the Forward Large Cap Value Fund (the “Acquired Fund”) with and into the Forward Large Cap Growth Fund (the “Acquiring Fund”) (to be renamed the “Forward CorePlus Fund,” effective January 20, 2011) (the “Reorganization”). The Reorganization does not require shareholder approval.

As of the close of business on January 19, 2011, the assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired

December 31, 2010	262

Notes to Financial Statements

Fund. Upon the closing of the reorganization, the Acquiring Fund issued 370,939, 123,067 and 1,746,213 shares of Institutional Class, Investor Class and Class Z, respectively, in exchange for net assets of the Acquired Fund valued at $9,543,926, $3,087,687 and $44,922,975, respectively. The investment portfolio of the Acquired Fund, with a fair value of $57,374,627 and identified cost of $53,245,969 at January 19, 2011, was the principal asset acquired by the Fund. On January 20, 2011, the combined value of the Acquired Fund (which included realized gains of $0 and unrealized appreciation of $4,128,658) and the Acquiring Fund was $121,559,497. The exchange of shares qualified as a tax-free reorganization for Federal income tax purposes. The unused capital loss carryforwards totaled $37,192,581 for potential utilization and are subject to tax limitations.

263	December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Forward Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Forward Frontier MarketStrat Fund (formerly known as Accessor Frontier Markets Fund), the Forward High Yield Bond Fund (formerly known as Accessor High Yield Bond Fund), the Forward International Equity Fund (formerly known as Accessor International Equity Fund), the Forward Investment Grade Fixed-Income Fund (formerly known as Accessor Investment Grade Fixed-Income Fund), the Forward Large Cap Growth Fund (formerly known as Accessor Growth Fund), the Forward Large Cap Value Fund (formerly known as Accessor Value Fund), the Forward Mortgage Securities Fund (formerly known as Accessor Mortgage Securities Fund), the Forward SMIDPlus Fund (formerly known as Accessor Small to Mid Cap Fund), the Forward Strategic Alternatives Fund (formerly known as Accessor Strategic Alternatives Fund), the Forward U.S. Government Money Fund (formerly known as Accessor U.S. Government Money Fund), the Forward Aggressive Growth Allocation Fund (formerly known as Accessor Aggressive Growth Allocation Fund), the Forward Balanced Allocation Fund (formerly known as Accessor Balanced Allocation Fund), the Forward Growth & Income Allocation Fund (formerly known as Accessor Growth & Income Allocation Fund), the Forward Growth Allocation Fund (formerly known as Accessor Growth Allocation Fund), the Forward Income & Growth Allocation Fund (formerly known as Accessor Income & Growth Allocation Fund), and the Forward Income Allocation Fund (formerly known as Accessor Income Allocation Fund) (the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2011

December 31, 2010	264

Tax Information (Unaudited)

Pursuant to Section 852(b) (3) of the Internal Revenue Code, Frontier MarketStrat Fund designated $1,103,366 as long-term capital gain dividends.

The Large Cap Growth Fund, Large Cap Value Fund, SMIDPlus Fund, International Equity Fund, Frontier MarketStrat Fund, Growth Allocation Fund, Growth and Income Allocation Fund, Aggressive Growth Allocation Fund, Income and Growth Allocation Fund, and Balanced Allocation Fund designate 93.17%, 96.31%, 4.45%, 63.98%, 0.24%, 19.08%, 13.66%, 29.07%, 4.60%, 10.32%, respectively, of the income dividends distributed between January 1, 2010 and December 31, 2010, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Large Cap Growth Fund, Large Cap Value Fund, SMIDPlus Fund, Growth Allocation Fund, Growth and Income Allocation Fund, Aggressive Growth Allocation Fund, Income and Growth Allocation Fund, and Balanced Allocation Fund designate 93.17%, 96.31%, 3.87%, 9.96%, 8.09%, 12.46%, 4.55%, 6.74%, respectively, of the ordinary income dividends distributed between January 1, 2010 and December 31, 2010, as qualifying for the corporate dividends received deduction.

Pursuant to Section 853(c) of the Internal Revenue Code, the International Equity Fund designates $223,037 as foreign taxes paid, and $2,410,282 as foreign source income earned between January 1, 2010 and December 31, 2010.

265	December 31, 2010

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board”) of the Trust oversees the management of each series of the Trust and, as required by law, initially approves, and determines annually whether to renew, the investment advisory and sub-advisory agreements for management of each series of the Trust.

At an in-person meeting of the Board held on September 23, 2010, the Board, including all of the Independent Trustees, approved the renewal of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between Forward Management, LLC (“Forward Management” or the “Advisor”) and the Trust on behalf of the Funds.

Also at the September 23, 2010 meeting, the Board, including all of the Independent Trustees, approved the renewal of the sub-advisory agreements (each, a “Sub-Advisory Agreement”, collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreement, the “Agreements”) among the Trust, Forward Management and the following sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”) on behalf of the Funds listed next to each Sub-Advisor’s name:

Sub-Advisor	Fund
Acadian Asset Management LLC	Forward Large Cap Value Fund
BlackRock Financial Management, Inc.	Forward Mortgage Securities Fund
First Western Capital Management Company	Forward High Yield Bond Fund
Lazard Asset Management LLC	Forward International Equity Fund
Pacific Investment Management Company LLC	Forward Investment Grade Fixed-Income Fund
Smith Asset Management Group, L.P.	Forward Large Cap Growth Fund (now known as the Forward CorePlus Fund)

In connection with this meeting, the Board, through counsel to the Trust and Independent Trustees and through the administrator of the Funds, requested information to enable the Board to evaluate the terms of the Agreements. In response, Forward Management and each Sub-Advisor provided materials to the Board for its evaluation. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including: information related to the Funds’ investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Forward Management and the Sub-Advisors; descriptions of Forward Management’s and the Sub-Advisor’s compliance programs; portfolio trading practices and information about the personnel providing investment management and administrative services to each Fund; and the nature of services provided under the Agreements. In addition, during the course of each year, the Board receives a wide variety of materials relating to the services provided by Forward Management and each Sub-Advisor. At each of its quarterly meetings, the Board reviews Fund investment performance and a significant amount of information relating to Fund operations, including the Trust’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by Forward Management and the Sub-Advisors to the Funds.

Discussed below are the factors the Board considered in renewing the Agreements. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the information taken as a whole. Individual Board members may have given different weights to certain factors and assigned various degrees of materiality to information in connection with the approval process.

December 31, 2010	266

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Forward Management employs Sub-Advisors pursuant to Sub-Advisory Agreements for the day-to-day management of each of the Funds except for the Aggressive Growth Allocation Fund, Balanced Allocation Fund, CorePlus Fund (formerly known as the Forward Large Cap Growth Fund), Frontier MarketStrat Fund, Growth & Income Allocation Fund, Growth Allocation Fund, Income & Growth Allocation Fund, Income Allocation Fund, SMIDPlus Fund, Strategic Alternatives Fund and U.S. Government Money Fund, each of which Forward Management directly manages without employing a sub-advisor.

In evaluating each of the Agreements, the Board, including the Independent Trustees, principally considered the following factors, among others: (i) the nature, extent and quality of the services to be provided by Forward Management and each Sub-Advisor; (ii) where applicable, the investment performance of each Fund and Forward Management or the Fund’s Sub-Advisor; (iii) the reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (iv) the profits to be realized by Forward Management and each Sub-Advisor from their relationships with the Funds; (v) the extent to which the fees to be paid to Forward Management reflect economies of scale; and (vi) if applicable, any benefits derived or to be derived by Forward Management or a Sub-Advisor from its relationship with the Funds, such as soft dollar arrangements. The Board also considered the ability of Forward Management and each Sub-Advisor to provide an appropriate level of support and resources to the Funds and whether Forward Management and each Sub-Advisor have sufficiently qualified personnel. The Board also considered the overall financial soundness of Forward Management and each Sub-Advisor as it relates to their ability to provide services to the Funds.

Additional discussion of certain of these factors follows:

Nature, extent and quality of the services

Advisory Agreement. The Board considered the nature of the services to be provided under the Advisory Agreement. The Board considered the ability of Forward Management to provide an appropriate level of support and resources to the Funds and whether Forward Management has sufficiently qualified personnel. The Board noted the background and experience of Forward Management’s senior management and investment personnel. The Board also noted that because the series of the Trust are Forward Management’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Funds by Forward Management’s team is substantial. The Board considered Forward Management’s ability to attract and retain qualified business professionals, including recent enhancements to Forward Management’s portfolio management and risk management capabilities. The Board also determined that Forward Management has made a commitment to maintain the financial and operational resources reasonably necessary to manage the Funds. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment.

The Board also considered Forward Management’s compliance operations with respect to the Funds, including measures taken by Forward Management to assist the Funds in complying with Rule 38a-1 under the 1940 Act. The Board noted that personnel at Forward Management represented that the firm had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit or material compliance issues found by the U.S. Securities

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Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

and Exchange Commission in its recent routine examination of Forward Management or the series of the Trust. The Board also considered the services provided by Forward Management as a “manager of managers.” In this connection, the Board noted that Forward Management has been active in monitoring the performance of the Sub-Advisors to the Funds.

Sub-Advisory Agreements. The Board considered the benefits to shareholders of continuing to retain each Sub-Advisor, particularly in light of the nature, extent, and quality of services to be provided by each Sub-Advisor. The Board considered that each Sub-Advisor had represented that it had no significant compliance or administrative problems over the past year and that no material deficiencies were found by any independent audit. The Board considered the quality of the management services provided to the Funds over both the short and long term and the organizational depth and stability of each Sub-Advisor, including the background and experience of each Sub-Advisor’s senior management and the expertise of and amount of attention expected to be given to the Funds by the respective portfolio management teams. In this connection, the Board has received regular presentations from portfolio management personnel from each of the Sub-Advisors, and has discussed investment results with such personnel. The Board also considered each Sub-Advisor’s compliance operations with respect to the Funds, including the assessment of each Sub-Advisor’s compliance program by the Trust’s Chief Compliance Officer pursuant to Rule 38a-1 under the 1940 Act. In conducting its review, the Board was aided by assessments of personnel at Forward Management and the various presentation materials (including presentations made by representatives of the Sub-Advisors to the Board) during the course of the year.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided or expected to be provided by Forward Management under the Advisory Agreement and each of the Sub-Advisors under the respective Sub-Advisory Agreement.

Investment Performance

In considering information about the Funds’ historical performance, unless otherwise noted below, the Board was provided with information contained in a Morningstar Rating Analysis about each Fund’s historical performance, noting whether there were periods of underperformance and outperformance relative to each Fund’s peer group as well as its respective benchmark indices over time. The Board was provided with a comparative analysis of the performance of each Fund relative to certain comparable funds and relevant market indices for certain periods, including annual performance information and cumulative performance information. In assessing performance of Forward Management and the Sub-Advisors, as applicable, the Board also considered the length of time each Sub-Advisor had served as a Sub-Advisor to the respective Fund or Forward Management had served as investment advisor to the respective Fund. The Board also noted the need for Forward Management or each Sub-Advisor to adhere to its investment mandates, which could at times have an impact on a Fund’s performance.

The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance relative to comparable funds within their respective Morningstar Category over time. Specifically, the Board noted:

•	The Aggressive Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2010;

December 31, 2010	268

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

•

The Balanced Allocation Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010, but outperformed the comparable funds within its Morningstar Category for the three- and five-year periods ended June 30, 2010;

•	The Frontier MarketStrat Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010;

•	The Growth & Income Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2010;

•	The Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2010;

•

The High Yield Bond Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010, but outperformed the comparable funds within its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2010;

•	The Income & Growth Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2010;

•	The Income Allocation Fund underperformed the comparable funds within its Morningstar Category during the one-, three-, and five-year periods ended June 30, 2010;

•

The International Equity Fund outperformed the comparable funds within its Morningstar Category during the one-year period ended June 30, 2010, but underperformed the comparable funds within its Morningstar Category during the three-, five-, and ten-year periods ended June 30, 2010. It was noted that Lazard Asset Management, LLC took over the day-to-day management of this Fund in December 2008;

•

The Investment Grade Fixed Income Fund outperformed the comparable funds within its Morningstar Category during the one- and ten-year periods ended June 30, 2010, but underperformed the comparable funds within its Morningstar Category during the three- and five-year periods ended June 30, 2010;

•

The Large Cap Growth Fund (now known as the Forward CorePlus Fund) underperformed the comparable funds within its Morningstar Category during the one-, five-, and ten-year periods ended June 30, 2010, but outperformed the comparable funds within its Morningstar Category during the three-year period ended June 30, 2010. It was noted that Forward Management was to take over the day-to-day management of this Fund in connection with the Fund’s strategy change, which became effective in January 2011.

•

The Large Cap Value Fund underperformed the comparable funds within its Morningstar Category for the one-, three-, five-, and ten-year periods ended June 30, 2010. It was noted that this Fund was to be reorganized into the Large Cap Growth Fund, which became effective in January 2011.

•	The Mortgage Securities Fund outperformed the comparable funds within its Morningstar Category for the one-,

269	December 31, 2010

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

three-, five-, and ten-year periods ended June 30, 2010;

•

The SMIDPlus Fund outperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010, but underperformed the comparable funds within its Morningstar Category for the three-, five-, and ten-year periods ended June 30, 2010. It was noted that Forward Management took over the day-to-day management of this Fund in September 2010 in connection with the Fund’s strategy change; and

•	The Strategic Alternatives Fund underperformed the comparable funds within its Morningstar Category for the one-year period ended June 30, 2010.

Performance information for each class of shares of the Funds, including performance relative to each Fund’s benchmark index, is contained in this Report under the heading “Fund Performance.”

The Board noted that the U.S. Government Fund was not ranked by Morningstar. The Board considered the various performance data presented, and considered that certain Funds underperforming their benchmark or peer group for a given period had outperformed such benchmarks or peer groups during other periods. The Board also recognized that certain asset classes or strategies may be out of favor from time to time, which can have an effect on performance. The Board discussed the possible reasons for the underperformance of certain Funds with Forward Management and took note of Forward Management’s plans to continue to monitor and address performance. The Board also noted recent portfolio management and/or strategy changes implemented by Forward Management.

The Board determined to continue to monitor the performance of the Funds and concluded after consideration of the performance and strategy for each of the Funds that each Sub-Advisor should continue to serve under the respective Sub-Advisory Agreement subject to the supervision of the Board and Forward Management, and that Forward Management should continue to serve under the Advisory Agreement subject to the supervision of the Board.

Profitability and Reasonableness of Advisory Compensation

Advisory Agreement. The Board considered the cost of services to be provided and profits to be realized by Forward Management from its relationship with the Funds, including the overall financial soundness of Forward Management. The Board considered financial information previously provided by Forward Management, which showed an operating loss for the year ended December 31, 2009, but a strong balance sheet and a demonstrated commitment to the support of the Funds. The Board also received Forward Management’s twelve month trailing income statement for the month ended August 31, 2010. The Board noted Forward Management’s corporate structure and ownership interests and the commitment to Forward Management by the controlling entities of Forward Management. The Board noted that Forward Management has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Funds, and the Board has been satisfied with this information. The Board also considered that Forward Management has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by Forward Management have been substantial. The Board also noted that Forward Management has been willing to incur expenses to replace sub-advisors and combine series of the Trust when necessary.

December 31, 2010	270

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

The Board also considered information regarding the investment management fees charged to the Funds by Forward Management and operating expense comparisons for each Fund compared with other comparable registered investment companies. The Board noted that the investment management fees to be paid to Forward Management with respect to each of the Funds were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board.

The Board noted that Forward Management’s business currently consists primarily of managing the series of the Trust, and that, with the exceptions noted, Forward Management does not currently manage a significant amount of investment accounts other than the series of the Trust, and so it is not possible to meaningfully compare the fees charged to the Funds with fees charged to other non-investment company clients of Forward Management. The Board noted that the sub-advisory fees paid to the Sub-Advisors is paid directly by the Trust on behalf of each respective Fund and that overall expense ratios of certain of the Funds are currently limited by Forward Management pursuant to contractual expense limitation and/or reimbursement agreements.

The Board concluded that Forward Management’s profitability with respect to the Funds was not excessive and that the advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Sub-Advisory Agreements. With respect to the fees paid to the Sub-Advisors, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisors to their other clients (if applicable), and sub-advisory fees charged by other investment advisors to registered investment companies with similar investment objectives and strategies.

The Board considered the operating results and financial condition of each Sub-Advisor based on the financial information each Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because each of the Sub-Advisors managed assets other than the Funds or have multiple business lines and, further, that any such assessment would involve assumptions regarding each Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that each Sub-Advisors’ profitability with respect to the relevant Fund was not excessive and that the sub-advisory fees charged to each Fund were reasonable in light of the services provided to each Fund.

Economies of scale

The Board considered the potential of Forward Management and the Funds to experience economies of scale as the Funds grow in size but recognized that the current asset levels of certain of the Funds do not provide significant economies of scale. The Board noted that Forward Management has typically subsidized series of the Trust at smaller asset levels. The Board concluded that, considering the size and operating history of the Funds and the fee and financial information considered by the Board, the current fee structures reflected in the Agreements are appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Funds had achieved economies of scale and the appropriateness of advisory fees payable to Forward Management in the future.

271	December 31, 2010

Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (Unaudited)

Any additional benefits and other considerations

The Board considered ancillary benefits to be received by Forward Management as a result of Forward Management’s relationship with the Funds, including the fees paid by the Funds to ReFlow Management Co., LLC, a company that is affiliated with Forward Management, for the Funds’ participation in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. The Board concluded that any potential benefits to be derived by Forward Management from its relationship with the Funds include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board considered any benefits to be derived by the Sub-Advisors from their relationship with the Funds, such as soft dollar arrangements. In this connection, the Board has received regular reports from Forward Management and the Sub-Advisors regarding their soft dollar policies and usage. The Board considered ancillary benefits to be received by the Sub-Advisors as a result of the Sub-Advisors’ relationships with the Trust. The Board concluded that any potential benefits to be derived by a Sub-Advisor from its relationship with the Funds included potential for larger assets under management and reputational benefits which are consistent with those generally derived by advisors or sub-advisors to mutual funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, found that: (i) the compensation payable under the Advisory Agreement and the Sub-Advisory Agreements is fair and bears a reasonable relationship to the services to be rendered; and (ii) the renewal of the Advisory Agreement and each Sub-Advisory Agreement is in the best interests of each respective Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement.

December 31, 2010	272

Additional Company Information (Unaudited)

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 63	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1983 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1989 to present); President of the William Saroyan Foundation (1992 to present); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) ; Trustee of the International House of UC Berkeley (term: 2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (2008 to present); President of the Foundation of City College (2006 to present); Director of Near East Foundation (2007 to present); Member of the Board of Overseers of the Hoover Institution at Stanford University (2006 to present).	35	Chairman and Director of SIFE Trust Fund (1978-2002)

Donald O’Connor Age: 74	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	35	Trustee of the Advisors Series Trust (15) (1997 to present).

273	December 31, 2010

Additional Company Information (Unaudited)

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***

DeWitt F. Bowman Age: 80	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a non-profit religious organization (1964 to 2008), currently Chair, Finance Committee; Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present); Chief Investment Officer, California Public Employees Retirement System (1989 to 1994).	35	Trustee, Brandes Mutual Funds (1995 to present); Director, RREEF America III REIT (2002 to present); Director, RREEF America I REIT (2004 to 2007); Trustee, Sycuan Funds (2003 to 2009); Trustee, Wilshire Mutual Funds (1996 to 2007); Trustee, PCG Private Equity Fund (1994 to present).

Cecilia H. Herbert Age: 62	Trustee, Nominating Committee Chairperson	Since 2009+	Director (since 2000) and President (2007-2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (since 2002); Chair, The Thacher School Investment Committee (since 2006); Chair, Thacher School Finance Committee (2006 - 2008); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991); Assistant Vice President, Signet Banking Corporation, a multi-bank holding company (1976 to 1978).	35	Director, iShares Inc. (since 2005); Trustee, iShares Trust (since 2005); Trustee, Pacific Select Funds (2004-2005); Trustee, The Montgomery Funds (1992 to 2003).

December 31, 2010	274

Additional Company Information (Unaudited)

INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 48	President, Trustee	Since 2001+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to 2010); Chief Executive Officer and Director, ReFlow Fund, LLC, an investment services company (2001 to 2010); Chief Executive Officer of Sutton Place Management, an investment services company (2001 to present); Chief Executive Officer of Sutton Place Associates (2001 to present); Chief Executive Officer of FISCOP, LLC (2001 to present); Chief Executive Officer of Broderick Management, LLC (2001 to present); Member of ICI Board of Governors (2008 to present); Director of Legato Capital Management, an investment services company (2004 to 2009); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover & Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to 2010).	35	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, Suite 1600, San Francisco, CA 94111.

**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.

***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust.

+	Each Trustee, other than Mr. Bowman and Ms. Herbert, has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000. Ms. Herbert was appointed as a Trustee effective November 9, 2009.

275	December 31, 2010

Additional Company Information (Unaudited)

OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 61	Treasurer	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 63	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 62	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-1997; 2002-2005); Director of Compliance, Morgan Stanley Online (1997-2002).

Robert S. Naka 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 47	Vice President Funds	Since 2009	Senior Vice President Operations, Forward Management (since 2009); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989-2007).

Julie Allecta*** 101 California Street, Suite 1600 San Francisco, CA 94111 Age: 64		Since 2010	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1997 to 2009); Vice President and Director, WildCare Bay Area (since 2008); Director, Audubon Canyon Ranch (since 2009).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.

***	Ms. Allecta is a member of the Advisory Board of the Trust.

December 31, 2010	276

Forward Funds Privacy Policy (Unaudited)

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

277	December 31, 2010

Investment Advisor

Forward Management, LLC

Administrator

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

ALPS Fund Services, Inc.

Forward Funds

P.O. Box 1345

Denver, CO 80201

(800) 999-6809

www.forwardfunds.com

Forward Banking and Finance Fund

Forward Emerging Markets Fund

Forward Focus Fund

Forward Frontier MarketStrat Fund

Forward Global Infrastructure Fund

Forward Growth Fund

Forward High Yield Bond Fund

Forward International Dividend Fund

Forward International Equity Fund

Forward International Fixed Income Fund

Forward International Real Estate Fund

Forward International Small Companies Fund

Forward Investment Grade Fixed-Income Fund

Forward Large Cap Equity Fund

Forward Large Cap Growth Fund

Forward Large Cap Value Fund

Forward Long/Short Credit Analysis Fund

Forward Mortgage Securities Fund

Forward Real Estate Fund

Forward Select Income Fund

Forward Small Cap Equity Fund

Forward SMIDPlus Fund

Forward Strategic Alternatives Fund

Forward Strategic Realty Fund

Forward Tactical Growth Fund

Forward U.S. Government Money Fund

Allocation Funds

Forward Aggressive Growth Allocation Fund

Forward Balanced Allocation Fund

Forward Growth & Income Allocation Fund

Forward Growth Allocation Fund

Forward Income & Growth Allocation Fund

Forward Income Allocation Fund

Printed on paper containing recycled content using soy-based inks.	AR FWD003019 030112

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. During the period covered by this report, no amendments were made to the provisions of the registrant’s Code of Ethics for principal executive and principal financial officers. The registrant’s Code of Ethics for principal executive and principal financial officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

During the period covered by this report, no implicit or explicit waivers to the provisions of the registrant’s Code of Ethics for principal executive or principal financial officers, as referenced above, were granted.

A copy of the registrant’s Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Forward Funds, P.O. Box 1345, Denver, CO 80201, (800) 999-6809.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, DeWitt Bowman. Mr. Bowman is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $594,715 for the fiscal year ended December 31, 2010 and $574,715 for the fiscal year ended December 31, 2009.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $37,000 for the fiscal year ended December 31, 2010 and $30,000 for the fiscal year ended December 31, 2009.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $123,116 for the fiscal year ended December 31, 2010 and $136,634 for the fiscal year ended December 31, 2009.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2010 and NONE for the fiscal year ended December 31, 2009.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not applicable
(c)	100%
(d)	Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2010 and $23,500 for the fiscal year ended December 31, 2009.

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99.(A)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2006, filed electronically with the Securities and Exchange Commission on March 9, 2007.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORWARD FUNDS

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President & Trustee

Date:	March 7, 2011

By:	/s/ Barbara Tolle
Barbara Tolle
Treasurer

Date:	March 7, 2011